UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                                     811-03833

MAINSTAY VP FUNDS TRUST

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices)         (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, NJ 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code:      (212) 576-7000

Date of fiscal year end:      December 31

Date of reporting period:    December 31, 2016

FORM N-CSR

Item 1.  Reports to Stockholders.

MainStay VP Cornerstone Growth Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	0.40%	9.95%	5.06%	0.74%
Service Class Shares	0.15	9.67	4.80	0.99

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	7.08%	14.50%	8.33%
S&P 500® Index[3]	11.96	14.66	6.95
Average Lipper Variable Products Multi-Cap Growth Portfolio[4]	1.80	12.15	6.97

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.

The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.	The S&P 500® Index is the Portfolio’s secondary benchmark. The S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is
widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Variable Products Multi-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap growth portfolios typically have above-average characteristics compared to the S&P SuperComposite 1500 Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Cornerstone Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,056.60	$4.14	$1,021.10	$4.06

Service Class Shares	$1,000.00	$1,055.30	$5.42	$1,019.90	$5.33

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.80% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Cornerstone Growth Portfolio

Industry Composition as of December 31, 2016 (Unaudited)

Internet Software & Services	10.6%
Software	7.2
Technology Hardware, Storage & Peripherals	7.2
Specialty Retail	6.6
Media	6.3
Biotechnology	5.6
Health Care Providers & Services	5.2
IT Services	4.8
Aerospace & Defense	4.7
Hotels, Restaurants & Leisure	4.3
Internet & Catalog Retail	4.3
Food Products	2.7
Semiconductors & Semiconductor Equipment	2.7
Industrial Conglomerates	2.4
Beverages	2.1
Health Care Equipment & Supplies	2.0
Tobacco	1.8
Oil, Gas & Consumable Fuels	1.6
Banks	1.5
Capital Markets	1.5
Communications Equipment	1.5
Pharmaceuticals	1.4
Food & Staples Retailing	1.3
Metals & Mining	1.3
Containers & Packaging	1.0

Insurance	1.0%
Air Freight & Logistics	0.7
Multiline Retail	0.7
Textiles, Apparel & Luxury Goods	0.7
Wireless Telecommunication Services	0.7
Chemicals	0.6
Household Products	0.5
Machinery	0.5
Personal Products	0.5
Trading Companies & Distributors	0.5
Diversified Telecommunication Services	0.4
Real Estate Investment Trusts	0.4
Life Sciences Tools & Services	0.3
Airlines	0.2
Energy Equipment & Services	0.2
Household Durables	0.2
Road & Rail	0.2
Health Care Technology	0.1
Professional Services	0.1
Auto Components	0.0	‡
Automobiles	0.0	‡
Construction Materials	0.0	‡
Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc. Class A
6.	UnitedHealth Group, Inc.

7.	Altria Group, Inc.

8.	Comcast Corp. Class A

9.	Amgen, Inc.

10.	Boeing Co. (The)

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Thomas G. Kamp, CFA, of Cornerstone Capital Management LLC, the Portfolio’s former Subadvisor, and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.1

How did MainStay VP Cornerstone Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Cornerstone Growth Portfolio returned 0.40% for Initial Class shares and 0.15% for Service Class shares. Over the same period, both share classes underperformed the 7.08% return of the Russell 1000® Growth Index,2 which is the Portfolio’s primary benchmark; the 11.96% return of the S&P 500® Index,2 which is a secondary benchmark of the Portfolio; and the 1.80% return of the Average Lipper3 Variable Products Multi-Cap Growth Portfolio.

Were there any significant changes to the Portfolio during the reporting period?

At a meeting held on June 21–22, 2016, the Board of Trustees of MainStay VP Funds Trust terminated the Portfolio’s subadvisory agreement with Cornerstone Capital Management LLC and approved Cornerstone Capital Management Holdings LLC as the interim subadvisor to the Portfolio, effective July 29, 2016. The Board also approved the longer-term appointment of Cornerstone Capital Management Holdings LLC as subadvisor and the adoption of a subadvisory agreement subject to shareholder approval. At a special meeting held on October 3, 2016, shareholders of MainStay VP Cornerstone Growth Portfolio approved the appointment of Cornerstone Capital Management Holdings LLC as subadvisor to the Portfolio and the adoption of the subadvisory agreement. Also effective July 29, 2016, the Portfolio amended its principal investment strategies, investment process and principal risks. For more information on these and other related changes, please see the prospectus supplement dated June 24, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Cornerstone Capital Management LLC

During the first seven months of the reporting period, the Portfolio’s investments in the health care sector contributed significantly to the Portfolio’s underperformance of the Russell 1000® Growth Index.

Cornerstone Capital Management Holdings LLC

During the last five months of the reporting period, allocation effects—being overweight or underweight relative to the Russell 1000® Growth Index in specific sectors as a result of the

Portfolio’s bottom-up stock selection process—and stock selection were the main drivers of the Portfolio’s underperformance of its primary benchmark.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Cornerstone Capital Management LLC

During the first seven months of the reporting period, the sectors that made the strongest positive contributions to the Portfolio’s relative performance were energy, industrials and consumer staples. (Contributions take weightings and total returns into account.) Over the same period, the Portfolio’s weakest sector contributors were health care, information technology and financials.

Cornerstone Capital Management Holdings LLC

During the last five months of the reporting period, health care, materials and telecommunication services were the Portfolio’s strongest performing sectors. Health care was driven by positive stock selection effects and the Portfolio’s underweight position relative to the Russell 1000® Growth Index. In materials and telecommunication services, stock selection was the main driver of the positive contributions to the Portfolio’s relative performance.

Over the same portion of the reporting period, the weakest sector contributions to the Portfolio’s relative performance came from consumer discretionary, industrials and consumer staples. Unfavorable stock selection affected all three of these sectors. An overweight position in the underperforming consumer discretionary sector and an underweight position in the outperforming industrials sector also detracted from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Cornerstone Capital Management LLC

During the first seven months of the reporting period, the strongest positive contributors to the Portfolio’s absolute performance included health care cost-containment solutions provider HMS Holdings, construction products and services provider HD Supply Holdings, and advanced vision-based driver assistance systems developer Mobileye N.V.

1.	Effective July 29, 2016, Cornerstone Capital Management Holdings LLC became interim Subadvisor to the Portfolio. Effective October 3, 2016, Cornerstone Capital Management Holdings LLC became Subadvisor to the Portfolio after receiving shareholder approval. During the period ended December 31, 2016, Cornerstone Capital Management LLC subadvised the Portfolio from January 1, 2016, to July 29, 2016, and Cornerstone Capital Management Holdings LLC subadvised the Portfolio from July 30, 2016, to December 31, 2016.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Cornerstone Growth Portfolio

Over the same portion of the reporting period, the weakest-contributing stocks in the Portfolio included generic drug company Perrigo Co. PLC and biotechnology companies Alexion Pharmaceuticals and Puma Biotechnology. Alexion manufactures Soliris, a drug to treat rare blood diseases. Puma Biotechnology is in late-stage development of a drug to treat breast cancer.

Cornerstone Capital Management Holdings LLC

During the last five months of the reporting period, the Portfolio stocks that made the strongest contributions to the Portfolio’s absolute performance included mobile device maker Apple, which produced strong returns on optimism surrounding new product launches; semiconductor company NVIDIA, which advanced on the growth of its graphic-processing products in the company’s gaming and automotive segments; and software and hardware maker Microsoft, which benefited from the strength of its cloud computing business.

During the last five months of the reporting period, the Portfolio’s weakest performers on an absolute basis included social media company Facebook, likely because of short-term valuation concerns; pharmaceutical company Amgen, which suffered from concerns about the company’s future growth prospects; and drug and medical supply distributor McKesson, whose shares declined because of increasing price competition and margin pressure.

Did the Portfolio make any significant purchases or sales during the reporting period?

Cornerstone Capital Management LLC

During the first seven months of the reporting period, the Portfolio purchased shares of cruise line Royal Caribbean Cruises, Ltd.; semiconductor company NXP Semiconductors N.V., which was acquired by Intel; and computers, hardware & peripherals company Apple. During the same period, the Portfolio sold shares of Apple. The Portfolio also sold its entire position in beverage company Coca-Cola to make way for a more aggressive investment.

Cornerstone Capital Management Holdings LLC

During the last five months of the reporting period, the Portfolio established new positions in health insurer Humana and online travel company Expedia, both of which became overweight positions relative to the Russell 1000® Growth Index. The Portfolio’s investment process considered Humana attractive because of improving earnings trends and attractive cash flows, while Expedia was considered attractive because of its valuation and improving industry trends.

The Portfolio exited its formerly overweight position in drug and medical supply distributor McKesson because of deteriorating earnings trends and weakening price and industry trends. The Portfolio also exited its formerly overweight position in broadband communication services provider Charter Communications, driven by a lack of compelling valuation and weak earnings trends.

How did the Portfolio’s sector weightings change during the reporting period?

Cornerstone Capital Management LLC

During the first seven months of the reporting period, the Portfolio increased its sector weightings in consumer discretionary because we believed that incomes were rising and in financials because we sought to benefit from market volatility. Over the same period, the Portfolio decreased its weighting in health care because of political uncertainty and in consumer staples because of stronger economic prospects.

Cornerstone Capital Management Holdings LLC

During the last five months of the reporting period, the Portfolio modestly increased its weightings relative to the Russell 1000® Growth Index in the consumer discretionary and financials sectors. Over the same period, the Portfolio modestly reduced its weightings relative to the benchmark in real estate and materials.

How was the Portfolio positioned at the end of the reporting period?

Cornerstone Capital Management LLC

As of July 29, 2016, the Portfolio held overweight positions relative to the Russell 1000® Growth Index in consumer discretionary and financials. We believed that rising personal incomes would benefit consumer discretionary stocks and that continuing economic growth would help financials. As of the same date, the Portfolio held underweight positions in consumer staples and materials. This positioning reflected our belief that economic growth would be less helpful to consumer staples companies and that in the latter part of an economic cycle, materials stocks were unlikely to provide the most promising investment opportunities.

Cornerstone Capital Management Holdings LLC

As of December 31, 2016, the Portfolio held modestly overweight positions relative to the Russell 1000® Growth Index in the information technology and consumer discretionary sectors. As of the same date, the Portfolio held modestly underweight positions relative to the Index in the industrials and real estate sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Shares	Value
Common Stocks 98.9%†
Aerospace & Defense 4.7%
♦Boeing Co. (The)	36,579	$5,694,619
Huntington Ingalls Industries, Inc.	13,635	2,511,431
Lockheed Martin Corp.	17,876	4,467,927
Northrop Grumman Corp.	15,301	3,558,706
Spirit AeroSystems Holdings, Inc. Class A	39,762	2,320,113

		18,552,796

Air Freight & Logistics 0.7%
FedEx Corp.	452	84,163
United Parcel Service, Inc. Class B	22,716	2,604,162

		2,688,325

Airlines 0.2%
Southwest Airlines Co.	16,984	846,483

Auto Components 0.0%‡
Visteon Corp.	361	29,003

Automobiles 0.0%‡
Thor Industries, Inc.	244	24,412

Banks 0.3%
Bank of America Corp.	12,387	273,753
First Hawaiian, Inc.	16,288	567,148
JPMorgan Chase & Co.	4,426	381,919

		1,222,820

Beverages 2.1%
Coca-Cola Co. (The)	56,716	2,351,445
Constellation Brands, Inc. Class A	408	62,551
Dr. Pepper Snapple Group, Inc.	26,067	2,363,495
PepsiCo., Inc.	34,734	3,634,218

		8,411,709

Biotechnology 5.6%
AbbVie, Inc.	81,651	5,112,986
♦Amgen, Inc.	42,809	6,259,104
Biogen, Inc. (a)	14,344	4,067,672
Celgene Corp. (a)	10,255	1,187,016
Gilead Sciences, Inc.	78,499	5,621,313

		22,248,091

Capital Markets 1.5%
Lazard, Ltd. Class A	53,154	2,184,098
LPL Financial Holdings, Inc.	57,929	2,039,680
S&P Global, Inc.	14,605	1,570,622

		5,794,400

Chemicals 0.6%
Celanese Corp. Series A	42	3,307
E.I. du Pont de Nemours & Co.	32,645	2,396,143

		2,399,450

	Shares	Value
Communications Equipment 1.5%
ARRIS International PLC (a)	9,296	$280,088
Brocade Communications Systems, Inc.	64,799	809,340
CommScope Holding Co., Inc. (a)	64,971	2,416,921
F5 Networks, Inc. (a)	17,678	2,558,360

		6,064,709

Construction Materials 0.0%‡
Eagle Materials, Inc.	360	35,471

Containers & Packaging 1.0%
Berry Plastics Group, Inc. (a)	48,863	2,381,094
Packaging Corp. of America	16,391	1,390,285

		3,771,379

Diversified Telecommunication Services 0.4%
Verizon Communications, Inc.	32,731	1,747,181

Energy Equipment & Services 0.2%
Baker Hughes, Inc.	14,696	954,799

Food & Staples Retailing 1.3%
Costco Wholesale Corp.	2,373	379,941
CVS Health Corp.	10,842	855,542
Kroger Co. (The)	18,279	630,809
Sysco Corp.	59,484	3,293,629

		5,159,921

Food Products 2.7%
Archer-Daniels-Midland Co.	5,346	244,045
Campbell Soup Co.	44,270	2,677,007
Conagra Brands, Inc.	12,826	507,268
General Mills, Inc.	9,938	613,870
Ingredion, Inc.	15,805	1,974,993
Pilgrim’s Pride Corp.	115,676	2,196,687
Post Holdings, Inc. (a)	4,531	364,247
Tyson Foods, Inc. Class A	35,910	2,214,929

		10,793,046

Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	19,118	847,692
Becton Dickinson & Co.	20,013	3,313,152
Danaher Corp.	5,955	463,537
Hill-Rom Holdings, Inc.	10,361	581,667
Hologic, Inc. (a)	65,630	2,633,076

		7,839,124

Health Care Providers & Services 5.2%
Aetna, Inc.	21,268	2,637,445
Anthem, Inc.	10,999	1,581,326
Cigna Corp.	4,340	578,912
Express Scripts Holding Co. (a)	35,425	2,436,886

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Providers & Services (continued)
Humana, Inc.	15,918	$3,247,749
♦UnitedHealth Group, Inc.	48,944	7,832,998
WellCare Health Plans, Inc. (a)	17,574	2,409,044

		20,724,360

Health Care Technology 0.1%
Cerner Corp. (a)	9,873	467,684

Hotels, Restaurants & Leisure 4.3%
Brinker International, Inc.	42,648	2,112,356
Extended Stay America, Inc.	2,680	43,282
International Game Technology PLC	55,504	1,416,462
Las Vegas Sands Corp.	50,934	2,720,385
McDonald’s Corp.	15,424	1,877,409
Six Flags Entertainment Corp.	31,035	1,860,859
Starbucks Corp.	23,986	1,331,703
Vail Resorts, Inc.	14,814	2,389,646
Wyndham Worldwide Corp.	33,016	2,521,432
Yum! Brands, Inc.	12,977	821,833

		17,095,367

Household Durables 0.2%
Tupperware Brands Corp.	18,666	982,205

Household Products 0.5%
Spectrum Brands Holdings, Inc.	16,073	1,966,210

Industrial Conglomerates 2.4%
3M Co.	27,020	4,824,962
General Electric Co.	66,682	2,107,151
Honeywell International, Inc.	22,525	2,609,521

		9,541,634

Insurance 1.0%
Allied World Assurance Co. Holdings, A.G.	22,972	1,233,826
AmTrust Financial Services, Inc.	20,626	564,740
Aon PLC	206	22,975
First American Financial Corp.	16,774	614,432
Lincoln National Corp.	22,085	1,463,573

		3,899,546

Internet & Catalog Retail 4.3%
♦Amazon.com, Inc. (a)	17,377	13,030,491
Expedia, Inc.	22,000	2,492,160
Priceline Group, Inc. (The) (a)	927	1,359,038

		16,881,689

Internet Software & Services 10.6%
Akamai Technologies, Inc. (a)	38,811	2,587,918
♦Alphabet, Inc.
Class A (a)	12,311	9,755,852
Class C (a)	12,475	9,628,455

	Shares	Value
Internet Software & Services (continued)
eBay, Inc. (a)	113,057	$3,356,662
♦Facebook, Inc. Class A (a)	95,568	10,995,098
GoDaddy, Inc. Class A (a)	62,085	2,169,871
IAC/InterActiveCorp (a)	17,399	1,127,281
VeriSign, Inc. (a)	30,500	2,320,135

		41,941,272

IT Services 4.8%
Accenture PLC Class A	21,967	2,572,995
CoreLogic, Inc. (a)	58,088	2,139,381
DST Systems, Inc.	178	19,073
Fidelity National Information Services, Inc.	3,440	260,202
International Business Machines Corp.	10,770	1,787,712
Mastercard, Inc. Class A	35,973	3,714,212
PayPal Holdings, Inc. (a)	18,360	724,669
Teradata Corp. (a)	81,661	2,218,729
Visa, Inc. Class A	71,154	5,551,435
Western Union Co. (The)	378	8,210

		18,996,618

Life Sciences Tools & Services 0.3%
Charles River Laboratories International, Inc. (a)	15,505	1,181,326

Machinery 0.5%
Oshkosh Corp.	31,739	2,050,657

Media 6.3%
AMC Networks, Inc. Class A (a)	43,874	2,296,365
Cable One, Inc.	1,428	887,831
CBS Corp. Class B	10,764	684,806
Cinemark Holdings, Inc.	32,125	1,232,315
Clear Channel Outdoor Holdings, Inc. Class A	4,180	21,109
♦Comcast Corp. Class A	95,420	6,588,751
Interpublic Group of Cos., Inc. (The)	50,829	1,189,907
Lions Gate Entertainment Corp. Class A	42,086	1,132,113
Omnicom Group, Inc.	33,592	2,859,015
Regal Entertainment Group Class A	95,432	1,965,899
Time Warner, Inc.	9,634	929,970
Walt Disney Co. (The)	48,611	5,066,238

		24,854,319

Metals & Mining 1.3%
Newmont Mining Corp.	17,694	602,835
Steel Dynamics, Inc.	62,863	2,236,665
United States Steel Corp.	68,024	2,245,472

		5,084,972

Multiline Retail 0.7%
Nordstrom, Inc.	31,815	1,524,893
Target Corp.	14,531	1,049,574

		2,574,467

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels 1.6%
Apache Corp.	3,604	$228,746
ONEOK, Inc.	48,299	2,772,846
Rice Energy, Inc. (a)	15,860	338,611
SM Energy Co.	11,138	384,038
Southwestern Energy Co. (a)	54,265	587,147
Targa Resources Corp.	8,203	459,942
Tesoro Corp.	723	63,226
Valero Energy Corp.	16,650	1,137,528
Williams Cos., Inc. (The)	11,628	362,096

		6,334,180

Personal Products 0.5%
Nu Skin Enterprises, Inc. Class A	42,478	2,029,599

Pharmaceuticals 1.4%
Bristol-Myers Squibb Co.	24,131	1,410,216
Eli Lilly & Co.	14,810	1,089,275
Johnson & Johnson	16,883	1,945,090
Mallinckrodt PLC (a)	15,188	756,666
Pfizer, Inc.	9,799	318,272

		5,519,519

Professional Services 0.1%
ManpowerGroup, Inc.	3,455	307,046

Real Estate Investment Trusts 0.4%
American Tower Corp.	14,817	1,565,861
Equity LifeStyle Properties, Inc.	865	62,366

		1,628,227

Road & Rail 0.2%
Avis Budget Group, Inc. (a)	46	1,687
Landstar System, Inc.	11,157	951,692

		953,379

Semiconductors & Semiconductor Equipment 2.7%
Applied Materials, Inc.	82,601	2,665,534
Broadcom, Ltd.	1,535	271,342
Intel Corp.	59,483	2,157,449
Lam Research Corp.	25,603	2,707,005
ON Semiconductor Corp. (a)	33,655	429,438
Qorvo, Inc. (a)	12,258	646,364
Texas Instruments, Inc.	24,760	1,806,737

		10,683,869

Software 7.2%
Activision Blizzard, Inc.	77,109	2,784,406
Citrix Systems, Inc. (a)	30,250	2,701,628
Electronic Arts, Inc. (a)	3,748	295,192
♦Microsoft Corp.	318,093	19,766,299
Nuance Communications, Inc. (a)	143,630	2,140,087

	Shares	Value
Software (continued)
VMware, Inc. Class A (a)	8,092	$637,083

		28,324,695

Specialty Retail 6.6%
Best Buy Co., Inc.	45,668	1,948,654
Burlington Stores, Inc. (a)	27,763	2,352,914
Dick’s Sporting Goods, Inc.	39,502	2,097,556
Foot Locker, Inc.	17,666	1,252,343
GameStop Corp. Class A	42,111	1,063,724
Gap, Inc. (The)	77,735	1,744,373
Home Depot, Inc. (The)	40,874	5,480,386
Lowe’s Cos., Inc.	59,946	4,263,359
Michaels Cos., Inc. (The) (a)	4,224	86,381
Murphy USA, Inc. (a)	8,577	527,228
Ross Stores, Inc.	47,229	3,098,222
TJX Cos., Inc. (The)	19,301	1,450,084
Urban Outfitters, Inc. (a)	25,949	739,028

		26,104,252

Technology Hardware, Storage & Peripherals 7.2%
♦Apple, Inc.	206,878	23,960,610
NCR Corp. (a)	58,272	2,363,512
NetApp, Inc.	59,521	2,099,306

		28,423,428

Textiles, Apparel & Luxury Goods 0.7%
Michael Kors Holdings, Ltd. (a)	50,920	2,188,541
NIKE, Inc. Class B	7,465	379,446

		2,567,987

Tobacco 1.8%
♦Altria Group, Inc.	106,522	7,203,018

Trading Companies & Distributors 0.5%
United Rentals, Inc. (a)	17,800	1,879,324

Wireless Telecommunication Services 0.7%
T-Mobile U.S., Inc. (a)	46,082	2,650,176

Total Common Stocks (Cost $373,839,153)		391,434,144

Exchange-Traded Fund 1.2% (b)
Banks 1.2%
iShares Russell 1000 Growth ETF	44,186	4,635,111

Total Exchange-Traded Fund (Cost $4,609,417)		4,635,111

Total Investments (Cost $378,448,570) (c)	100.1%	396,069,255
Other Assets, Less Liabilities	(0.1)	(220,894)
Net Assets	100.0%	$395,848,361

12	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of December 31, 2016, cost was $378,829,804 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$29,386,195
Gross unrealized depreciation	(12,146,744)

Net unrealized appreciation	$17,239,451

The following abbreviation is used in the preceding pages:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$391,434,144	$—	$—	$391,434,144
Exchange-Traded Fund	4,635,111	—	—	4,635,111

Total Investments in Securities	$396,069,255	$—	$—	$396,069,255

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $378,448,570)	$396,069,255
Cash	9,663
Receivables:
Dividends and interest	304,256
Fund shares sold	1,233

Total assets	396,384,407

Liabilities
Payables:
Manager (See Note 3)	238,367
Fund shares redeemed	216,708
Professional fees	35,648
Shareholder communication	27,545
NYLIFE Distributors (See Note 3)	12,572
Custodian	3,691
Trustees	577
Accrued expenses	938

Total liabilities	536,046

Net assets	$395,848,361

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$16,595
Additional paid-in capital	373,638,387

373,654,982
Undistributed net investment income	1,248,685
Accumulated net realized gain (loss) on investments	3,324,009
Net unrealized appreciation (depreciation) on investments	17,620,685

Net assets	$395,848,361

Initial Class
Net assets applicable to outstanding shares	$337,400,752

Shares of beneficial interest outstanding	14,119,709

Net asset value per share outstanding	$23.90

Service Class
Net assets applicable to outstanding shares	$58,447,609

Shares of beneficial interest outstanding	2,474,948

Net asset value per share outstanding	$23.62

14	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends	$4,454,808
Interest	683

Total income	4,455,491

Expenses
Manager (See Note 3)	2,800,378
Shareholder communication	161,991
Distribution/Service—Service Class (See Note 3)	149,786
Professional fees	74,158
Custodian	11,473
Trustees	10,740
Miscellaneous	17,404

Total expenses	3,225,930
Reimbursement from custodian (a)	(18,398)

Net expenses	3,207,532

Net investment income (loss)	1,247,959

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	5,334,451
Net change in unrealized appreciation (depreciation) on investments	(6,347,528)

Net realized and unrealized gain (loss) on investments	(1,013,077)

Net increase (decrease) in net assets resulting from operations	$234,882

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$1,247,959	$549,413
Net realized gain (loss) on investments	5,334,451	34,666,952
Net change in unrealized appreciation (depreciation) on investments	(6,347,528)	(23,253,205)

Net increase (decrease) in net assets resulting from operations	234,882	11,963,160

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(549,429)	—

From net realized gain on investments:
Initial Class	(29,462,402)	(50,986,613)
Service Class	(5,192,207)	(8,328,367)

	(34,654,609)	(59,314,980)

Total dividends and distributions to shareholders	(35,204,038)	(59,314,980)

Capital share transactions:
Net proceeds from sale of shares	10,067,980	18,523,684
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	35,204,038	59,314,980
Cost of shares redeemed	(48,979,279)	(65,850,968)

Increase (decrease) in net assets derived from capital share transactions	(3,707,261)	11,987,696

Net increase (decrease) in net assets	(38,676,417)	(35,364,124)

Net Assets
Beginning of year	434,524,778	469,888,902

End of year	$395,848,361	$434,524,778

Undistributed net investment income at end of year	$1,248,685	$549,413

16	MainStay VP Cornerstone Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$26.09		$29.42	$34.19	$27.64	$24.14

Net investment income (loss)	0.09	(a)	0.04 (a)	0.01 (a)	0.19 (a)	0.31
Net realized and unrealized gain (loss) on investments	(0.02)		0.58	2.63	6.62	3.30

Total from investment operations	0.07		0.62	2.64	6.81	3.61

Less dividends and distributions:
From net investment income	(0.04)		—	(0.23)	(0.26)	(0.11)
From net realized gain on investments	(2.22)		(3.95)	(7.18)	—	—

Total dividends and distributions	(2.26)		(3.95)	(7.41)	(0.26)	(0.11)

Net asset value at end of year	$23.90		$26.09	$29.42	$34.19	$27.64

Total investment return (b)	0.40%		2.58%	8.81%	24.71%	14.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.35	%(c)	0.15%	0.02%	0.61%	1.04%
Net expenses	0.76	%(d)	0.73%	0.73%	0.71%	0.65%
Portfolio turnover rate	177%		112%	88%	164%	42%
Net assets at end of year (in 000’s)	$337,401		$370,679	$405,444	$522,795	$368,442

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.34%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.77%.

	Year ended December 31,
Service Class	2016		2015		2014		2013	2012
Net asset value at beginning of year	$25.83		$29.24		$34.03		$27.52	$24.04

Net investment income (loss)	0.02	(a)	(0.03	)(a)	(0.08	)(a)	0.11 (a)	0.22
Net realized and unrealized gain (loss) on investments	(0.01)		0.57		2.61		6.59	3.31

Total from investment operations	0.01		0.54		2.53		6.70	3.53

Less dividends and distributions:
From net investment income	—		—		(0.14)		(0.19)	(0.05)
From net realized gain on investments	(2.22)		(3.95)		(7.18)		—	—

Total dividends and distributions	(2.22)		(3.95)		(7.32)		(0.19)	(0.05)

Net asset value at end of year	$23.62		$25.83		$29.24		$34.03	$27.52

Total investment return (b)	0.15%		2.33%		8.54%		24.40%	14.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10	%(c)	(0.09%)		(0.23%)		0.36%	0.82%
Net expenses	1.01	%(d)	0.98%		0.98%		0.96%	0.90%
Portfolio turnover rate	177%		112%		88%		164%	42%
Net assets at end of year (in 000’s)	$58,448		$63,846		$64,445		$63,898	$53,369

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.09%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.02%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Cornerstone Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

18	MainStay VP Cornerstone Growth Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Broker/dealer quotes
• Benchmark securities	• Two-sided markets
• Reference data (corporate actions or material event notices)	• Bids/offers
• Monthly payment information	• Industry and economic events

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing

19

Notes to Financial Statements (continued)

authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown on the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

20	MainStay VP Cornerstone Growth Portfolio

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a registered investment adviser, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor. Prior to July 29, 2016, Cornerstone Capital Management LLC served as Subadvisor to the Portfolio.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: Prior to July 29, 2016, 0.70% up to $500 million; 0.675% from $500 million to $1 billion; and 0.65% on assets over $1 billion. Effective July 29, 2016, the management fee schedule was 0.70% up to $500 million; 0.65% from $500 million to $1 billion; 0.625% from $1 billion to $2 billion; and 0.60% on assets over $2 billion. During the year ended December 31, 2016, the effective management fee rate was 0.70%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $2,800,378.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,248,317	$3,705,243	$368	$17,239,451	$22,193,379

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (“REITs”).

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$742	$(742)	$—

The reclassifications for the Portfolio are primarily due to security litigations.

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$549,429	$34,654,609	$22,473,167	$36,841,813

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of

21

Notes to Financial Statements (continued)

0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities were $711,789 and $746,456, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	123,198	$2,935,592
Shares issued to shareholders in reinvestment of dividends and distributions	1,274,447	30,011,831
Shares redeemed	(1,485,189)	(36,316,995)

Net increase (decrease)	(87,544)	$(3,369,572)

Year ended December 31, 2015:
Shares sold	307,776	$9,400,750
Shares issued to shareholders in reinvestment of dividends and distributions	2,024,449	50,986,612
Shares redeemed	(1,906,113)	(54,659,968)

Net increase (decrease)	426,112	$5,727,394

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	300,325	$7,132,388
Shares issued to shareholders in reinvestment of dividends and distributions	222,970	5,192,207
Shares redeemed	(519,817)	(12,662,284)

Net increase (decrease)	3,478	$(337,689)

Year ended December 31, 2015:
Shares sold	319,503	$9,122,934
Shares issued to shareholders in reinvestment of dividends and distributions	333,784	8,328,368
Shares redeemed	(385,837)	(11,191,000)

Net increase (decrease)	267,450	$6,260,302

Note 10–Results of Shareholder Meeting

At a meeting held on June 21-22, 2016, the Board approved the following changes which became effective on or about July 29, 2016, (i) Cornerstone Capital Management Holdings LLC, an affiliate of New York Life Investments, to serve as subadvisor to the Portfolio on an interim basis pursuant to the terms of an interim subadvisory agreement; (ii) modification of the Portfolio’s principal investment strategies, investment process and principal risks; (iii) lowering the management fee at certain levels and introducing a new management fee breakpoint; (iv) and the termination of the subadvisory agreement between New York Life Investments, on behalf of the Portfolio, and Cornerstone Capital Management LLC, the then-existing subadvisor for the Portfolio. The Board also approved the longer-term appointment of the new subadvisor and the adoption of a subadvisory agreement so that the new subadvisor may serve as subadvisor to the Portfolio on the uninterrupted basis following the expiration of the interim subadvisory agreement, subject to shareholder approval.

A Special Meeting of shareholders of the Portfolio was held at the offices of New York Life Investments, 51 Madison Avenue, New York, New York 10010 on Monday, October 3, 2016 at 10:00 a.m., Eastern time, pursuant to due notice to approve the two proposals set forth below. Both of the proposals passed.

The results of the October 3, 2016 meeting were as follows:

Proposal 1—To approve a new subadvisory agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC:

Votes For	Votes Against	Abstentions	Total
13,728,654	976,438	1,052,982	15,758,074

Proposal 2—To permit New York Life Investments, under certain circumstances, to enter into and/or materially amend agreements with affiliated and unaffiliated subadvisors on behalf of the Portfolio without obtaining shareholder approval.

Votes For	Votes Against	Abstentions	Total
12,314,156	2,311,739	1,132,179	15,758,074

22	MainStay VP Cornerstone Growth Portfolio

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

23

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Cornerstone Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Cornerstone Growth Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

24	MainStay VP Cornerstone Growth Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”) requires that each mutual fund’s board of trustees, including a majority of the independent trustees, review and approve the fund’s investment advisory agreements. At an in-person meeting held on June 21-22, 2016, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”), including a majority of the Trustees who are not “interested persons” (as that term is defined in the 1940 Act), of the Trust (“Independent Trustees”), approved a repositioning of the MainStay VP Cornerstone Growth Portfolio (the “Portfolio”), which resulted in modifying the Portfolio’s principal investment strategies, investment process and principal risks (the “Repositioning”), and the appointment of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) on an interim basis to replace Cornerstone Capital Management LLC (“CCM”) as subadvisor to the Portfolio. CCM was last approved as the subadvisor to the Portfolio by the shareholders of the Portfolio on January 7, 2013 and its continuance was last approved by the Board at its meetings held on December 8-10, 2015. Cornerstone Holdings was appointed pursuant to an Interim Subadvisory Agreement, which was approved by the Board at the June 21-22, 2016 meeting, as permitted by Rule 15a-4 under the 1940 Act. At the June 21-22, 2016 meeting, the Board also approved the longer-term appointment of Cornerstone Holdings as subadvisor to the Portfolio and the adoption of the proposed new subadvisory agreement between New York Life Investment Management LLC (“New York Life Investments”) and Cornerstone Holdings (“Proposed Subadvisory Agreement”) with respect to the Portfolio, subject to shareholder approval.

In reaching its decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with the Repositioning, as well as other relevant information furnished to the Board throughout the year. The Board also requested and received responses from Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Independent Trustees. In addition, the Board considered information provided by New York Life Investments on the fees charged to other investment advisory clients that follow investment strategies similar to those proposed for the Portfolio, and the rationale for any differences in the Portfolio’s subadvisory fees and the fees charged to those other investment advisory clients.

In considering the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Trustees reviewed and evaluated the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are discussed in greater detail below, and included, among other things: (i) the nature, extent, and quality of the services to be provided to the Portfolio by Cornerstone Holdings; (ii) the investment performance of the Portfolio and the historical investment performance of similar funds managed or subadvised by Cornerstone Holdings; (iii) the anticipated costs of the services to be provided, and expected profits to be realized, by Cornerstone Holdings, from its relationships with the Portfolio; (iv) the extent to which economies of scale may be realized as the Portfolio grows, and the extent to which economies of scale may benefit Portfolio investors; and (v) the reasonableness of the Portfolio’s proposed fees, including the subadvisory fees to be paid to Cornerstone Holdings, particularly as compared to similar funds and accounts managed or subadvised by Cornerstone Holdings, and “peer funds”.

While individual Trustees may have weighed certain factors or information differently, the Board’s decisions to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement were based on a consideration of all the information provided to the Board in connection with its consideration of the Repositioning, as well as other relevant information provided to the Trustees throughout the year. The Board took note of New York Life Investments’ belief that Cornerstone Holdings, with its resources and historical investment performance track records, is well qualified to serve as the Portfolio’s subadvisor. A summary of the factors that figured prominently in the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement is provided immediately below.

Nature, Extent and Quality of Services to be Provided by Cornerstone Holdings

In considering the approval of the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Board considered New York Life Investments’ responsibilities as manager of the Portfolio noting that New York Life Investments has supervisory responsibility for the Portfolio’s subadvisor. The Board also examined the nature, extent and quality of the services that Cornerstone Holdings proposes to provide to the Portfolio. Further, the Board evaluated and/or examined the following with regard to Cornerstone Holdings:

•	experience in serving as subadvisor of other similar funds, including other MainStay Funds;

•	experience in providing investment advisory services;

•	experience of investment advisory, senior management and administrative personnel;

•	overall legal and compliance environment;

•	willingness to invest in personnel who may benefit the Portfolio;

•	experience of the Portfolio’s proposed portfolio managers, the number of accounts managed by each portfolio manager and Cornerstone Holdings’ methods for compensating portfolio managers; and

•	overall reputation, financial condition, and assets under management.

Based on these considerations, the Board concluded that, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that the Portfolio is likely to benefit from appointing Cornerstone Holdings as subadvisor to the Portfolio.

Investment Performance

In connection with the Board’s consideration of the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, the Board considered the Portfolio’s investment performance in recent periods, the Board’s ongoing discussions with New York

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Life Investments about the Board’s concerns regarding the Portfolio’s recent investment performance, and other alternatives to the Repositioning. The Board also considered steps taken to seek to improve the Portfolio’s investment performance and the Board’s previous experience with Cornerstone Holdings. The Board further noted that the Repositioning had not yet been implemented so an investment performance track record for the Portfolio as repositioned was not available.

The Board discussed with New York Life Investments and the Portfolio’s proposed portfolio management team, the Portfolio’s proposed investment process, strategies and risks. The Board considered various aspects of the Portfolio’s proposed investment processes and strategies. Additionally, the Board considered the historical performance of other investment funds with similar investment processes that are or have been managed by the proposed fund managers for the Portfolio. The Board noted that Cornerstone Holdings had not previously managed a fund with the investment strategies proposed for the Portfolio but proposed to employ a quantitatively driven growth equity investment process that is substantially similar to the process it employs for other funds, including funds that have similar investment strategies to the Portfolio. Based on these considerations, the Board concluded that the Portfolio was likely to be managed responsibly and capably by Cornerstone Holdings.

Also based on these considerations, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that the selection of Cornerstone Holdings as the subadvisor to the Portfolio is likely to benefit the Portfolio’s long-term investment performance.

Costs of the Services to be Provided, and Profits to be Realized, by Cornerstone Holdings

The Board considered the estimated costs of the services to be provided by Cornerstone Holdings under the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement and the anticipated profitability of New York Life Investments and its affiliates, including Cornerstone Holdings due to their relationships with the Portfolio. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees will be paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

The Board also considered Cornerstone Holdings’ investments in personnel, systems, equipment and other resources necessary to manage the Portfolio. The Board acknowledged that Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that Cornerstone Holdings’ ability to maintain strong financial positions is important in order for Cornerstone Holdings to provide high-quality services to the Portfolio. The Board requested and received information from New York Life Investments estimating the impact that the engagement of Cornerstone Holdings would have on the overall profitability of the Portfolio to New York Life Investments and its affiliates. The Board acknowledged that the engagement of Cornerstone Holdings as the Portfolio’s subadvisor would potentially mean that a greater portion of the revenues earned by New York Life Investments from the Portfolio would remain within the New York Life Investments enterprise.

In considering the anticipated costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by Cornerstone Holdings due to its relationship with the Portfolio. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers may provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Portfolio with respect to trades in the Portfolio’s portfolio securities.

The Board took into account the fact that the Portfolio would undergo changes to its principal investment strategies in connection with the Repositioning. The Board noted estimates from New York Life Investments and, Cornerstone Holdings that up to 100% of the holdings of the Portfolio would be sold to align the Portfolio’s holdings with the strategies that would be pursued by Cornerstone Holdings. The Board noted that New York Life Investments had agreed to reimburse the Portfolio for 100% of the direct portfolio transition costs associated with the Repositioning. Additionally, the Board considered New York Life Investments’ representation that Cornerstone Holdings will minimize potential indirect costs, such as market impact, costs associated with repositioning the Portfolio, and steps that New York Life Investments and Cornerstone Holdings would undertake to minimize adverse tax consequences for shareholders in connection with the Repositioning.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that any profits expected to be realized by New York Life Investments and its affiliates, including Cornerstone Holdings due to their respective relationships with the Portfolio, were consistent with New York Life Investments and its affiliates’ profitability with respect to other Funds and supported the Board’s decision to approve the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement.

Extent to Which Economies of Scale May be Realized as the Portfolio Grows

In addition, the Board considered whether the Portfolio’s proposed expense structure will permit economies of scale to be shared with Portfolio investors. The Board also considered a report previously provided by New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds or funds within the MainStay Funds Complex. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments and how it hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. While recognizing the difficulty of determining future economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints and by initially setting relatively low management fees.

26	MainStay VP Cornerstone Growth Portfolio

Based on this information, the Board concluded, within the context of its overall determinations regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s fee and expense structure as the Portfolio grows over time.

Reasonableness of Subadvisory Fees

The Board evaluated the reasonableness of the fees to be paid under the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement. The Board considered information provided by Cornerstone Holdings concerning the fees charged to other investment advisory clients, including institutional separate accounts and other funds with similar investment objectives as the Portfolio. The Board noted, however, that Cornerstone Holdings’ fees as subadvisor are paid by New York Life Investments, and not the Portfolio. Accordingly, the Board principally focused on the reasonableness of the fees paid by the Portfolio to New York Life Investments and its affiliates in determining to approve the Repositioning, the Interim Subadvisory Agreement and Proposed Subadvisory Agreement. The Board considered the Portfolio’s contractual management and subadvisory fee schedules, and noted that New York Life Investments had agreed to reduce the contractual management fee applicable for the Portfolio at certain asset levels and to add a new breakpoint in the management fee for assets in excess of $2 billion. The Board observed that New York Life Investments and Cornerstone Holdings had also agreed to reduce the subadvisory fee to be paid to Cornerstone Holdings, as compared to the subadvisory fee paid to CCM.

After considering the factors above, the Board concluded that the Portfolio’s overall fees were within a range that is competitive and that, within the context of the Board’s overall conclusions regarding the Repositioning, the Interim Subadvisory Agreement and the Proposed Subadvisory Agreement, support the conclusion that these fees are reasonable.

Conclusion

On the basis of the information provided to it and its evaluation thereof, the Board unanimously voted to approve the Repositioning, the Interim Subadvisory Agreement and, subject to shareholder approval, the Proposed Subadvisory Agreement.

II. Board Consideration and Approval of Management Agreement and Subadvisory Agreement

At its December 12-14, 2016 meeting, the Board of the Trust unanimously approved the Management Agreement with respect to the Portfolio and New York Life Investments and the Subadvisory Agreement between New York Life Investments and Cornerstone Holdings with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Portfolio, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Portfolio, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings provides to the Portfolio. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the

28	MainStay VP Cornerstone Growth Portfolio

Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions. The Board considered the Portfolio’s recent underperformance relative to peers over various periods. The Board also considered the changes in the Portfolio’s subadviser and the revisions to the Portfolio’s investment strategies that were implemented effective July 29, 2016, as well as New York Life Investments’ commitment to limit the Portfolio’s expenses in connection with implementing these changes.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also noted that New York Life Investments had reduced the Portfolio’s contractual management fee and breakpoint schedule effective July 29, 2016.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

30	MainStay VP Cornerstone Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

31

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

32	MainStay VP Cornerstone Growth Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

33

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

34	MainStay VP Cornerstone Growth Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

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Printed on recycled paper

mainstayinvestments.com

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New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1723311	MSVPCG 11-02/17 (NYLIAC) NI513

MainStay VP Convertible Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	12.07%	10.31%	7.27%	0.62%
Service Class Shares	11.79	10.04	7.01	0.87
Service 2 Class Shares[2]	11.69	9.93	6.90	0.97

Benchmark Performance	One Year	Five Years	Ten Years
BofA Merrill Lynch All U.S. Convertibles Index[3]	10.43%	10.98%	6.45%
Average Lipper Convertible Securities Fund[4]	7.68	8.00	4.77

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	Performance figures for Service 2 Class shares, first offered April 26, 2016, include the historical performance of Initial Class shares through April 25, 2016, adjusted for differences in certain fees and expenses. Unadjusted, the performance shown for the Service 2 Class shares would likely have been different.
3.	The BofA Merrill Lynch All U.S. Convertibles Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The BofA Merrill Lynch All U.S. Convertibles Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Convertible Securities Fund is representative of funds that invest primarily in convertible bonds and/or convertible preferred stock. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Convertible Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,098.80	$3.38	$1,021.90	$3.25

Service Class Shares	$1,000.00	$1,097.40	$4.69	$1,020.70	$4.52

Service 2 Class Shares	$1,000.00	$1,096.90	$5.27	$1,020.10	$5.08

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.64% for Initial Class, 0.89% for Service Class and 1.00% for Service 2 Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Convertible Portfolio

Portfolio Composition as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	Xilinx, Inc., 2.625%, due 6/15/17

2.	Priceline Group, Inc. (The), 0.35%–1.00%, due 3/15/18–6/15/20

3.	Microchip Technology, Inc., 1.625%, due 2/15/25

4.	Danaher Corp., (zero coupon), due 1/22/21

5.	Macquarie Infrastructure Corp., 2.875%, due 7/15/19
6.	Air Lease Corp., 3.875%, due 12/1/18

7.	Teleflex, Inc., 3.875%, due 8/1/17

8.	JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.), (zero coupon), due 5/3/17

9.	NXP Semiconductors N.V., 1.00%, due 12/1/19

10.	Hess Corp., 8.00%

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Convertible Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Convertible Portfolio returned 12.07% for Initial Class shares, 11.79% for Service Class shares and 11.69% for Service 2 Class shares.1 Over the same period, all share classes outperformed the 10.43% return of the BofA Merrill Lynch All U.S. Convertibles Index2 which is the Portfolio’s benchmark. All share classes outperformed the 7.68% return of the Average Lipper3 Convertible Securities Fund for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s outperformance of the BofA Merrill Lynch All U.S. Convertibles Index resulted from a portfolio composition that differed significantly from the benchmark and most of the Portfolio’s peers. The Portfolio’s best-performing securities, including Hess, Danaher and XPO Logistics, did not have large weightings in the benchmark and were held lightly, if at all, by the Portfolio’s peers. The Portfolio’s worst-performing securities during the reporting period, on the other hand, such as Biomarin, Teva Pharmaceutical and Allergan were substantially weighted in the benchmark and were held by many of the Portfolio’s peers.

What was the Portfolio’s duration4 strategy during the reporting period?

During the reporting period, the duration of the Portfolio was relatively short, as most convertible bonds have either maturities of less than 10 years or put and call features that will likely result in the bonds’ being put by holders or called by the issuers well before the stated maturity date. Since the performance of convertible bonds is relatively unaffected by changes in interest rates, duration does not guide the Portfolio’s selection of convertible security holdings. The Portfolio is managed in a bottom-up fashion, and all analysis is security specific and not related to Federal Reserve action or yield curve shifts.5 At the end of the reporting period, the Portfolio’s effective duration was 3.33 years.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The Portfolio had large gains in several energy-related holdings. Convertible preferred shares of Hess Corp. were the Portfolio’s fourth-strongest performer in terms of dollars earned. While the price of crude oil at the beginning of the reporting period was little changed at the end, large price swings in the interim likely stimulated investor hopes that crude oil would break above its year-long trading range. Hess reported a large oil discovery in the waters of offshore Guyana. The Portfolio also experienced substantial gains in two other energy-related holdings, Helix Energy and Southwestern Energy. Helix’s bonds rose as investors concluded that the company was unlikely to face financial distress, and the company’s convertible bonds rose from the $60s to the mid-$90s. Convertible bonds of Whiting Petroleum increased during the reporting period as oil prices recovered from their mid-February lows. Prices rose even further when the company refinanced its existing convertible bonds with new ones that offered terms that were more attractive for investors.

Convertible securities of several consumer staples companies were among the Portfolio’s strongest positive contributors during the reporting period. (Contributions take weightings and total returns into account.) Convertible bonds of consumer products company Jarden Corp. and convertible preferred shares of food companies Post Holdings and Tyson Foods were among the Portfolio’s best performers. Common shares and convertible bonds of Jarden rose during the reporting period after the company agreed to be acquired by household products company Newell Corp. to form Newell Brands. Post and Tyson Foods both advanced during the reporting period after reporting several consecutive quarters of better-than-expected sales and earnings.

Convertible bonds of several health care–related companies were weak performers during the reporting period, as investors shunned the sector in the wake of concerns surrounding Canadian drug company Valeant Pharmaceuticals International. Health care companies also suffered from general concerns about biotechnology company valuations after several years of strong performance. Convertible bonds of biotechnology company BioMarin Pharmaceutical and drug company Teva Pharmaceutical and convertible preferred shares of drug maker Allergan were poor performers during the reporting period. In addition to general sector weakness, BioMarin’s convertible bonds declined after the U.S. Food and Drug Administration (FDA) rejected the company’s drug candidate for muscular dystrophy. Allergan declined after the U.S. Department of the Treasury added new rules that forced the company to abandon its planned merger with Pfizer.

In the automotive industry, convertible preferred shares of Fiat Chrysler Automobiles and common shares of General Motors

1.	See footnote on page 5 for more information on Service 2 Class shares.
2.	See footnote on page 5 for more information on the Bank of America Merrill Lynch All U.S. Convertibles Index.
3.	See footnote on page 5 for more information on Lipper Inc.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP Convertible Portfolio

and Ferrari, which the Portfolio received as part of a spinoff from Fiat, were poor performers during the reporting period. Auto sales in the United States have generally been strong, and the decline in auto securities may have resulted from investor fears that sales would eventually taper off.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, noteworthy purchases included convertible preferred shares of oil and gas producers Hess and Oasis Petroleum, energy equipment & services provider Weatherford International, software developer ServiceNow, medical website portal WebMD and convertible bonds of communications company DISH Network.

During the reporting period, several positions in the Portfolio matured and were sold. Among these were convertible preferred shares of Stanley Black & Decker. We also sold several positions from the Portfolio because of disappointing results or deteriorating fundamentals. These sales included convertible bonds of drug company Horizon Pharmaceutical and events promoter Live Nation. Convertible bonds of Jarden Corp. were eliminated from the Portfolio after the company was acquired by Newell Corp. to form Newell Brands. During the reporting period, we sold most of the Portfolio’s holdings of semi-

conductor company NVIDIA as the company’s common shares reached our price target.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio decreased its weightings in the consumer discretionary, financial, information technology and telecommunication services sectors. Over the same period, the Portfolio increased its weightings in the energy, industrials, consumer staples and health care sectors. The Portfolio’s weightings in the utilities and materials sectors were relatively unchanged during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio held overweight positions relative to the BofA Merrill Lynch All U.S. Convertibles Index in the energy, health care and industrials sectors. As of the same date, the Portfolio held underweight positions relative to the Index in the financials, utilities, information technology, real estate and telecommunication services sectors. As of December 31, 2016, the Portfolio had Index-neutral weightings in the consumer discretionary, consumer staples and materials sectors.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Principal Amount	Value

Convertible Securities 89.2%† Convertible Bonds 76.7%
Auto Manufacturers 0.9%
Wabash National Corp. 3.375%, due 5/1/18	$4,127,000	$5,801,014

Banks 2.3%
♦JPMorgan Chase & Co. (Convertible into Schlumberger, Ltd.) (zero coupon), due 5/3/17 (a)	10,185,000	14,969,913

Biotechnology 6.3%
AMAG Pharmaceuticals, Inc. 2.50%, due 2/15/19	3,579,000	5,062,048
BioMarin Pharmaceutical, Inc. 0.75%, due 10/15/18	13,105,000	14,718,553
Illumina, Inc. (zero coupon), due 6/15/19	2,699,000	2,589,353
0.50%, due 6/15/21	7,153,000	6,889,233
Intercept Pharmaceuticals, Inc. 3.25%, due 7/1/23	5,052,000	4,527,855
Ionis Pharmaceuticals, Inc. 1.00%, due 11/15/21	2,993,000	3,024,801
Medicines Co. (The) 1.375%, due 6/1/17	2,787,000	3,691,033

		40,502,876

Commercial Services 3.8%
Carriage Services, Inc. 2.75%, due 3/15/21	4,631,000	6,248,955
♦Macquarie Infrastructure Corp. 2.875%, due 7/15/19	15,467,000	18,038,389

		24,287,344

Finance—Leasing Companies 2.6%
♦Air Lease Corp. 3.875%, due 12/1/18	12,427,000	16,760,916

Health Care—Products 7.0%
♦Danaher Corp. (zero coupon), due 1/22/21	6,483,000	19,295,029
Hologic, Inc. 2.00%, due 3/1/42 (b)	7,429,000	10,094,154
♦Teleflex, Inc. 3.875%, due 8/1/17	5,964,000	15,599,587

		44,988,770

Health Care—Services 3.1%
Anthem, Inc. 2.75%, due 10/15/42	4,852,000	9,679,740

	Principal Amount	Value

Health Care—Services (continued)
Molina Healthcare, Inc. 1.625%, due 8/15/44	$8,742,000	$9,982,271

		19,662,011

Insurance 1.7%
MGIC Investment Corp. 2.00%, due 4/1/20	3,752,000	5,581,100
Radian Group, Inc. 2.25%, due 3/1/19	3,014,000	4,971,216

		10,552,316

Internet 7.8%
MercadoLibre, Inc. 2.25%, due 7/1/19	4,207,000	5,808,289
♦Priceline Group, Inc. (The) 0.35%, due 6/15/20	7,553,000	9,653,678
1.00%, due 3/15/18	8,317,000	13,135,662
Proofpoint, Inc. 0.75%, due 6/15/20	1,386,000	1,572,244
1.25%, due 12/15/18	2,561,000	4,688,231
Twitter, Inc. 0.25%, due 9/15/19	9,402,000	8,837,880
WebMD Health Corp. 1.50%, due 12/1/20	2,620,000	2,968,788
2.625%, due 6/15/23 (c)	3,379,000	3,184,707

		49,849,479

Machinery—Diversified 1.5%
Chart Industries, Inc. 2.00%, due 8/1/18	9,728,000	9,557,760

Media 2.2%
DISH Network Corp. 3.375%, due 8/15/26 (c)	6,864,000	7,846,410
Liberty Media Corp. 1.375%, due 10/15/23	5,512,000	5,946,070

		13,792,480

Oil & Gas 1.9%
Ensco Jersey Finance, Ltd. 3.00%, due 1/31/24 (c)	5,025,000	5,138,063
Oasis Petroleum, Inc. 2.625%, due 9/15/23	4,947,000	6,901,065

		12,039,128

Oil & Gas Services 3.2%
Helix Energy Solutions Group, Inc. 4.25%, due 5/1/22	9,729,000	10,099,918
Newpark Resources, Inc. 4.00%, due 12/1/21 (c)	2,098,000	2,302,555

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Convertible Bonds (continued)
Oil & Gas Services (continued)
SEACOR Holdings, Inc. 2.50%, due 12/15/27	$1,751,000	$1,816,663
Weatherford International, Ltd. 5.875%, due 7/1/21	6,037,000	6,565,237

		20,784,373

Pharmaceuticals 1.5%
Depomed, Inc. 2.50%, due 9/1/21	3,956,000	4,519,730
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	4,333,000	4,766,300

		9,286,030

Real Estate Investment Trusts 1.4%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (c)	6,391,000	8,911,451

Semiconductors 18.0%
Advanced Micro Devices, Inc. 2.125%, due 9/1/26	6,816,000	10,765,020
Inphi Corp. 1.125%, due 12/1/20	5,068,000	6,572,563
Lam Research Corp. 1.25%, due 5/15/18	4,539,000	7,985,803
♦Microchip Technology, Inc. 1.625%, due 2/15/25	14,914,000	19,388,200
Micron Technology, Inc. 3.00%, due 11/15/43	5,775,000	5,764,172
NVIDIA Corp. 1.00%, due 12/1/18	1,694,000	8,986,670
♦NXP Semiconductors N.V. 1.00%, due 12/1/19	13,018,000	14,873,065
ON Semiconductor Corp. 1.00%, due 12/1/20	8,174,000	8,414,111
Rambus, Inc. 1.125%, due 8/15/18	5,665,000	7,063,547
Teradyne, Inc. 1.25%, due 12/15/23 (c)	848,000	899,940
♦Xilinx, Inc. 2.625%, due 6/15/17	11,775,000	24,801,094

		115,514,185

Software 6.6%
Citrix Systems, Inc. 0.50%, due 4/15/19	2,999,000	3,486,337
CSG Systems International, Inc. 4.25%, due 3/15/36 (c)	1,195,000	1,339,147
Red Hat, Inc. 0.25%, due 10/1/19	7,259,000	8,506,641
Salesforce.com, Inc. 0.25%, due 4/1/18	8,471,000	9,884,598

	Principal Amount	Value

Software (continued)
ServiceNow, Inc. (zero coupon), due 11/1/18	$6,556,000	$7,736,080
Verint Systems, Inc. 1.50%, due 6/1/21	12,098,000	11,394,804

		42,347,607

Telecommunications 0.8%
Finisar Corp. 0.50%, due 12/15/36 (c)	4,846,000	4,897,489

Transportation 4.1%
Atlas Air Worldwide Holdings, Inc. 2.25%, due 6/1/22	3,996,000	4,065,930
Echo Global Logistics, Inc. 2.50%, due 5/1/20	7,629,000	7,514,565
XPO Logistics, Inc. 4.50%, due 10/1/17	5,533,000	14,607,120

		26,187,615

Total Convertible Bonds (Cost $428,077,609)		490,692,757

	Shares
Convertible Preferred Stocks 12.5%
Aerospace & Defense 0.3%
Arconic, Inc. 5.375%	59,015	1,779,302

Chemicals 1.5%
A. Schulman, Inc. 6.00%	11,643	9,940,677

Food 2.1%
Post Holdings, Inc. 3.75%	41,824	7,213,552
Tyson Foods, Inc. 4.75%	87,752	5,936,423

		13,149,975

Oil & Gas 2.9%
♦Hess Corp. 8.00%	201,906	14,872,396
Sanchez Energy Corp. 4.875% Series A	23,784	655,432
Southwestern Energy Co. 6.25% Series B	129,303	3,293,348

		18,821,176

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value

Convertible Preferred Stocks (continued)
Pharmaceuticals 3.0%
Allergan PLC 5.50% Series A	12,145	$9,260,077
Teva Pharmaceutical Industries, Ltd. 7.00%	15,844	10,219,380

		19,479,457

Real Estate Investment Trusts 1.8%
American Tower Corp. 5.25% Series A	93,532	9,796,542
Welltower, Inc. 6.50% Series I	26,800	1,612,824

		11,409,366

Telecommunications 0.9%
T-Mobile U.S., Inc. 5.50%	60,081	5,674,049

Total Convertible Preferred Stocks (Cost $82,124,899)		80,254,002

Total Convertible Securities (Cost $510,202,508)		570,946,759

Common Stocks 3.9%
Airlines 1.0%
Delta Air Lines, Inc.	127,164	6,255,197

Auto Manufacturers 0.4%
General Motors Co.	72,307	2,519,176

Banks 0.9%
Bank of America Corp.	267,678	5,915,684

Home Builders 1.0%
Lennar Corp. Class A	146,986	6,310,109

Oil & Gas 0.0%‡
Sanchez Energy Corp. (d)	5,277	47,650

Oil & Gas Services 0.6%
Halliburton Co.	73,392	3,969,773

Total Common Stocks (Cost $19,817,454)		25,017,589

	Number of Warrants	Value

Warrants 0.0%‡
Auto Manufacturers 0.0%‡
General Motors Co. Strike Price $18.33 Expires 7/10/19 (d)	634	$10,860

Total Warrants (Cost $233)		10,860

	Principal Amount
Short-Term Investment 6.3%
Repurchase Agreement 6.3%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $40,573,491 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 5/15/23, with a Principal Amount of $42,520,000 and a Market Value of $41,387,777)	$40,573,356	40,573,356

Total Short-Term Investment (Cost $40,573,356)		40,573,356

Total Investments (Cost $570,593,551) (e)	99.4%	636,548,564
Other Assets, Less Liabilities	0.6	3,635,646
Net Assets	100.0%	$640,184,210

‡	Less than one-tenth of a percent.

(a)	Synthetic Convertible Bond—Security structured by an investment bank that provides exposure to a specific company’s stock. As of December 31, 2016, the total market value of this security was $14,969,913, which represented 2.3% of the Portfolio’s net assets.

(b)	Step coupon—Rate shown was the rate in effect as of December 31, 2016.

(c)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(d)	Non-income producing security.

(e)	As of December 31, 2016, cost was $578,939,356 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$79,762,950
Gross unrealized depreciation	(22,153,742)

Net unrealized appreciation	$57,609,208

12	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Convertible Securities
Convertible Bonds	$—	$490,692,757	$—	$490,692,757
Convertible Preferred Stocks (b)	72,385,018	7,868,984	—	80,254,002

Total Convertible Securities	72,385,018	498,561,741	—	570,946,759

Common Stocks	25,017,589	—	—	25,017,589
Warrants	10,860	—	—	10,860
Short-Term Investment
Repurchase Agreement	—	40,573,356	—	40,573,356

Total Investments in Securities	$97,413,467	$539,135,097	$—	$636,548,564

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 2 securities valued at $7,213,552 and $655,432 are held in Food and Oil & Gas, respectively, within the Convertible Preferred Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $570,593,551)	$636,548,564
Receivables:
Investment securities sold	2,353,103
Dividends and interest	1,945,057
Fund shares sold	181,126

Total assets	641,027,850

Liabilities
Payables:
Fund shares redeemed	315,980
Manager (See Note 3)	315,833
NYLIFE Distributors (See Note 3)	101,222
Professional fees	52,235
Shareholder communication	36,520
Investment securities purchased	14,493
Custodian	5,478
Trustees	888
Accrued expenses	991

Total liabilities	843,640

Net assets	$640,184,210

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$52,449
Additional paid-in capital	566,571,267

566,623,716
Distributions in excess of net investment income	(5,906,613)
Accumulated net realized gain (loss) on investments	13,512,094
Net unrealized appreciation (depreciation) on investments	65,955,013

Net assets	$640,184,210

Initial Class
Net assets applicable to outstanding shares	$162,461,652

Shares of beneficial interest outstanding	13,231,870

Net asset value per share outstanding	$12.28

Service Class
Net assets applicable to outstanding shares	$476,925,650

Shares of beneficial interest outstanding	39,151,888

Net asset value per share outstanding	$12.18

Service 2 Class
Net assets applicable to outstanding shares	$796,908

Shares of beneficial interest outstanding	65,429

Net asset value and offering price per share outstanding	$12.18

14	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Interest	$8,423,228
Dividends (a)	4,926,837

Total income	13,350,065

Expenses
Manager (See Note 3)	3,539,643
Distribution/Service—Service Class (See Note 3)	1,145,155
Distribution/Service—Service 2 Class (See Note 3)	928
Professional fees	107,270
Shareholder communication	97,682
Trustees	15,628
Custodian	11,275
Miscellaneous	39,284

Total expenses	4,956,865
Reimbursement from custodian (b)	(17,759)

Net expenses	4,939,106

Net investment income (loss)	8,410,959

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	15,855,869
Net change in unrealized appreciation (depreciation) on investments	42,993,324

Net realized and unrealized gain (loss) on investments	58,849,193

Net increase (decrease) in net assets resulting from operations	$67,260,152

(a)	Dividends recorded net of foreign withholding taxes in the amount of $130,311.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2016 and the year ended December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$8,410,959	$5,654,651
Net realized gain (loss) on investments	15,855,869	38,178,125
Net change in unrealized appreciation (depreciation) on investments	42,993,324	(53,603,933)

Net increase (decrease) in net assets resulting from operations	67,260,152	(9,771,157)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(5,608,952)	(4,133,683)
Service Class	(17,185,454)	(11,475,645)
Service 2 Class	(4,733)	—

	(22,799,139)	(15,609,328)

From net realized gain on investments:
Initial Class	(5,438,367)	(11,416,416)
Service Class	(18,194,757)	(36,364,540)
Service 2 Class	(21,519)	—

	(23,654,643)	(47,780,956)

Total dividends and distributions to shareholders	(46,453,782)	(63,390,284)

Capital share transactions:
Net proceeds from sale of shares	65,267,210	76,215,496
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	46,453,782	63,390,284
Cost of shares redeemed	(96,168,106)	(81,245,284)

Increase (decrease) in net assets derived from capital share transactions	15,552,886	58,360,496

Net increase (decrease) in net assets	36,359,256	(14,800,945)

Net Assets
Beginning of year	603,824,954	618,625,899

End of year	$640,184,210	$603,824,954

Undistributed (distributions in excess of) net investment income at end of period	$(5,906,613)	$6,470,304

16	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$11.86	$13.41	$13.38	$11.70	$11.09

Net investment income (loss) (a)	0.19	0.14	0.16	0.17	0.25
Net realized and unrealized gain (loss) on investments	1.18	(0.32)	0.88	2.73	0.75

Total from investment operations	1.37	(0.18)	1.04	2.90	1.00

Less dividends and distributions:
From net investment income	(0.47)	(0.36)	(0.45)	(0.32)	(0.35)
From net realized gain on investments	(0.48)	(1.01)	(0.56)	(0.90)	(0.04)

Total dividends and distributions	(0.95)	(1.37)	(1.01)	(1.22)	(0.39)

Net asset value at end of year	$12.28	$11.86	$13.41	$13.38	$11.70

Total investment return (b)	12.07%	(1.33%)	7.98%	25.35%	9.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.59%	1.08%	1.21%	1.29%	2.12%
Net expenses	0.64%	0.62%	0.63%	0.64%	0.64%
Portfolio turnover rate	39%	58%	55%	77%	69%
Net assets at end of year (in 000’s)	$162,462	$142,942	$158,220	$160,947	$149,653

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$11.77	$13.32	$13.27	$11.61	$11.01

Net investment income (loss) (a)	0.16	0.11	0.13	0.13	0.22
Net realized and unrealized gain (loss) on investments	1.17	(0.32)	0.86	2.73	0.74

Total from investment operations	1.33	(0.21)	0.99	2.86	0.96

Less dividends and distributions:
From net investment income	(0.44)	(0.33)	(0.38)	(0.30)	(0.32)
From net realized gain on investments	(0.48)	(1.01)	(0.56)	(0.90)	(0.04)

Total dividends and distributions	(0.92)	(1.34)	(0.94)	(1.20)	(0.36)

Net asset value at end of year	$12.18	$11.77	$13.32	$13.27	$11.61

Total investment return (b)	11.79%	(1.57%)	7.71%	25.04%	8.86%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.35%	0.84%	0.97%	1.01%	1.87%
Net expenses	0.89%	0.87%	0.88%	0.89%	0.89%
Portfolio turnover rate	39%	58%	55%	77%	69%
Net assets at end of year (in 000’s)	$476,926	$460,883	$460,406	$418,817	$315,937

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

Service 2 Class	April 26, 2016* Through December 31, 2016
Net asset value at beginning of year	$11.63

Net investment income (loss) (a)	0.11
Net realized and unrealized gain (loss) on investments	1.04

Total from investment operations	1.15

Less dividends and distributions:
From net investment income	(0.12)
From net realized gain on investments	(0.48)

Total dividends and distributions	(0.60)

Net asset value at end of year	$12.18

Total investment return (b)	10.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.33%††
Net expenses	1.00%††
Portfolio turnover rate	39%
Net assets at end of year (in 000’s)	$797

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

18	MainStay VP Convertible Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Convertible Portfolio (the “Portfolio”), a “diversified portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Service 2 Class shares launched on April 26, 2016. Service 2 Class shares of the Portfolio are currently offered to certain separate accounts to fund variable annuity policies and variable universal life insurance policies issued by participating insurance companies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers three classes of shares. Initial Class shares commenced operations on October 1, 1996. Service Class shares commenced operations on June 5, 2003. Service 2 Class shares commenced operations on April 26, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class and Service 2 Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class and Service 2 Class shares.

The Portfolio’s investment objective is to seek capital appreciation together with current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of trading on the New York Stock Exchange (the “Exchange”)

(usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology

19

Notes to Financial Statements (continued)

used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended

December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities, rights and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

20	MainStay VP Convertible Portfolio

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2016, the Portfolio did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date; net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class and Service 2 Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of with related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered

21

Notes to Financial Statements (continued)

to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2016, the Portfolio did not hold any rights.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(J)  Convertible Securities Risk.  Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.

(K)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the year ended December 31, 2016, the effective management fee rate was 0.59%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $3,539,643.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life

22	MainStay VP Convertible Portfolio

Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution, Service and Shareholder Services Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class and Service 2 Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class and Service 2 Class shares of the Portfolio.

The Board has adopted a shareholder services plan (the “Services Plan”) with respect to the Service 2 Class shares of the Portfolio. Under the terms of the Services Plan, the Portfolio is authorized to pay to New York Life Investments, its affiliates or independent third-party service providers, as compensation for services rendered to shareholders of the Service 2 Class shares, in connection with the administration of plans or programs that use Portfolio shares as their funding medium a shareholder servicing fee at the rate of 0.10% on an annualized basis of the average daily net assets of the Service 2 Class shares. During the year ended December 31, 2016, shareholder service fees incurred by Service 2 Class shares was $928.

(C)  Transfer and Dividend Disbursing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service 2 Class shares of the Portfolio. NYLIM Service Company LLC has entered into an agreement with Boston Financial Data Services, Inc. (“BFDS”) pursuant to which BFDS performs certain transfer agent services on behalf of NYLIM Service Company LLC. During the year ended December 31, 2016, all associated fees were paid by the Manager.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$2,431,953	$13,519,333	$—	$57,609,208	$73,560,494

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, amortization of premium, deemed dividends on convertible investments, and Contingent Payment Debt Instruments (CPDI).

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$2,011,263	$(2,011,263)	$—

The reclassifications for the Portfolio are primarily due to CPDI adjustments, deemed dividends on convertible investments, trust preferred securities, and capital gain distributions from Real Estate Investment Trusts (REITs).

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$22,799,139	$23,654,643	$27,525,745	$35,864,539

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

23

Notes to Financial Statements (continued)

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $220,101 and $219,517, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	1,960,462	$24,206,454
Shares issued to shareholders in reinvestment of dividends and distributions	938,286	11,047,319
Shares redeemed	(1,720,385)	(20,300,007)

Net increase (decrease)	1,178,363	$14,953,766

Year ended December 31, 2015:
Shares sold	455,244	$6,076,347
Shares issued to shareholders in reinvestment of dividends and distributions	1,285,743	15,550,099
Shares redeemed	(1,490,103)	(19,603,103)

Net increase (decrease)	250,884	$2,023,343

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	3,437,586	$40,295,405
Shares issued to shareholders in reinvestment of dividends and distributions	3,029,633	35,380,211
Shares redeemed	(6,461,847)	(75,858,128)

Net increase (decrease)	5,372	$(182,512)

Year ended December 31, 2015:
Shares sold	5,349,099	$70,139,149
Shares issued to shareholders in reinvestment of dividends and distributions	3,993,155	47,840,185
Shares redeemed	(4,764,955)	(61,642,181)

Net increase (decrease)	4,577,299	$56,337,153

Service 2 Class	Shares	Amount
Period ended December 31, 2016 (a):
Shares sold	64,044	$765,351
Shares issued to shareholders in reinvestment of dividends and distributions	2,208	26,252
Shares redeemed	(823)	(9,971)

Net increase (decrease)	65,429	$781,632

(a)	Inception date was April 26, 2016.

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP Convertible Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Convertible Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Convertible Portfolio (one of the series comprising Mainstay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Convertible Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio and New York Life Investments, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments

26	MainStay VP Convertible Portfolio

manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as

28	MainStay VP Convertible Portfolio

compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

Additionally, the Board noted that NYLIM Service Company, an affiliate of New York Life Investments, serves as the transfer agent and dividend disbursing agent for the Service 2 Class Shares but that the Service 2 Class Shares do not incur any fees for NYLIM Service Company’s services.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay VP Convertible Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

32	MainStay VP Convertible Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP Convertible Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1723310	MSVPC11-02/17 (NYLIAC) NI512

MainStay VP ICAP Select Equity Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	4.90%	10.60%	5.21%	0.78%
Service Class Shares	4.63	10.32	4.95	1.03

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Value Index[2]	17.34%	14.80%	5.72%
S&P 500® Index[3]	11.96	14.66	6.95
Average Lipper Variable Products Large-Cap Core Portfolio[4]	9.96	13.28	6.02

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The S&P 500® Index is the Portfolio’s secondary benchmark. The S&P 500® is a trademark of The McGrow-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S.  stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Average Lipper Variable Products Large-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP ICAP Select Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,060.00	$4.14	$1,021.10	$4.06

Service Class Shares	$1,000.00	$1,058.70	$5.43	$1,019.90	$5.33

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.80% for Initial Class and 1.05% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP ICAP Select Equity Portfolio

Industry Composition as of December 31, 2016 (Unaudited)

Media	16.0%
Banks	9.9
Oil, Gas & Consumable Fuels	7.9
Health Care Providers & Services	5.4
Capital Markets	5.1
IT Services	4.5
Internet Software & Services	4.4
Industrial Conglomerates	4.2
Technology Hardware, Storage & Peripherals	4.1
Health Care Equipment & Supplies	4.0
Household Durables	3.9
Semiconductors & Semiconductor Equipment	3.9

Consumer Finance	3.8%
Software	3.7
Beverages	3.4
Aerospace & Defense	3.1
Pharmaceuticals	3.1
Specialty Retail	2.6
Chemicals	2.4
Electrical Equipment	1.8
Short-Term Investment	2.8
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	Royal Dutch Shell PLC Class A , Sponsored ADR

2.	Alphabet, Inc. Class C

3.	Honeywell International, Inc.

4.	Apple, Inc.

5.	Intercontinental Exchange, Inc.
6.	Wells Fargo & Co.

7.	Abbott Laboratories

8.	Intel Corp.

9.	Whirlpool Corp.

10.	American Express Co.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jarrold K. Senser, CFA, Thomas M. Cole, CFA, Andrew P. Starr, CFA, and Matthew T. Swanson, CFA, of Institutional Capital LLC (“ICAP”), the Portfolio’s Subadvisor.

How did MainStay VP ICAP Select Equity Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP ICAP Select Equity Portfolio returned 4.90% for Initial Class shares and 4.63% for Service Class shares. Over the same period, both share classes underperformed the 17.34% return of the Russell 1000® Value Index,1 which is the Portfolio’s primary benchmark, and the 11.96% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 9.96% return of the Average Lipper2 Variable Products Large-Cap Core Portfolio for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

A number of key drivers affected the Portfolio’s performance relative to the Russell 1000® Value Index. The primary driver of underperformance was unfavorable stock selection, particularly in the health care sector, but also in information technology, financials and industrials. An overweight position in the consumer discretionary sector also detracted from relative performance. Positive stock selection in the consumer discretionary sector and an underweight position in the consumer staples sector offset these factors to some degree.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the most substantial positive contributions to the Portfolio’s performance relative to the Russell 1000® Value Index were consumer discretionary and real estate. (Contributions take weightings and total returns into account.) Favorable stock selection was the primary driver in both sectors. An underweight position in real estate also contributed positively to the Portfolio’s relative performance.

The sectors that detracted the most from the Portfolio’s relative performance were health care, financials and industrials. Stock selection was the primary driver in each case.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stocks that made the strongest positive contributions to the Portfolio’s absolute performance were banking company M&T Bank, appliance manufacturer Whirlpool and media company Comcast. M&T Bank benefited from increasing interest rates as investors began to anticipate an increase in the company’s return on assets. Whirlpool outperformed as the company’s results and outlook improved. Comcast delivered strong operational and financial results; and in our opinion, the stock continued to be attractively valued. All three of these positions remained in the Portfolio at the end of the reporting period.

Primary detractors from the Portfolio’s absolute performance during the reporting period included specialty pharmaceutical company Allergan, pharmaceutical and medical supplies distributor McKesson and wealth manager Ameriprise Financial. Allergan lagged after the announced merger with Pfizer was called off. We continued to like Allergan as a stand-alone company, however, and we added to the Portfolio’s position during the reporting period. In our view, the company represented high-margin, high-return, durable branded pharmaceuticals. We believed that the company had an attractive product pipeline, was increasing its revenue and was reducing costs to increase margins. McKesson lagged because of pressure on generic drug prices, which hurt the company’s profit margins and outlook. We continued to find the stock attractively valued at a price-earnings ratio of around 10:1, but we trimmed the size of the Portfolio’s position. Ameriprise Financial lagged because of a difficult market and lower-than-expected net flows in its wealth management business. We sold the position during the reporting period in favor of stocks that we believed had stronger investment catalysts.

Did the Portfolio make any significant purchases or sales during the reporting period?

We continued to look for stocks with attractive valuations and specific catalysts that we believed could trigger appreciation over 12 to 18 months. We initiated a new position in Royal Dutch Shell, a large integrated oil & gas company. We believed that investors had underestimated the free cash flow improvement potential from lower capital and operating expenditures. In our view, while the company has been slow to address costs, the recently acquired BG Group could be at a free cash inflection point and synergies from the deal could create upside potential. The company’s dividend yield of approximately 7% indicates possible investor skepticism. In financials, we added Wells Fargo. The company’s stock price declined with the rest of the large-cap banks because of Federal Reserve rate-hike expectations and credit-quality issues in the energy lending space. We found the current valuation level attractive for what we believed to be a very high-quality bank.

In addition to the sales already mentioned, we sold the Portfolio’s position in integrated oil & gas company Chevron as the stock neared our price target. We also sold the Portfolio’s position in diversified pharmaceutical company Novartis in favor of

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP ICAP Select Equity Portfolio

stocks that we believed had greater potential upside and were more attractive on a relative-valuation basis.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its exposure relative to the Russell 1000® Value Index in the information technology and consumer staples sectors. In information technology, the Portfolio moved from an underweight to an overweight position relative to the Index. In consumer staples, the Portfolio reduced the degree to which it was underweight relative to the Index.

During the reporting period, the Portfolio decreased its sector weightings relative to the Russell 1000® Value Index in the health care and materials sectors. In health care, the Portfolio remained overweight relative to the Index but at a reduced level. In materials, the Portfolio moved from an overweight to an underweight position relative to the Index.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio was most significantly overweight relative to the Russell 1000® Value Index in the consumer discretionary and information technology sectors. As of the same date, the Portfolio was most significantly underweight relative to the Index in the financials and utilities sectors. This positioning reflected our view on the prospects for economic growth and the relative attractiveness of individual holdings in these sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Shares	Value

Common Stocks 97.2%†
Aerospace & Defense 3.1%
United Technologies Corp.	327,040	$35,850,125

Banks 9.9%
Citigroup, Inc.	653,225	38,821,162
M&T Bank Corp.	187,930	29,397,890
♦Wells Fargo & Co.	854,550	47,094,250

		115,313,302

Beverages 3.4%
Molson Coors Brewing Co. Class B	405,870	39,495,210

Capital Markets 5.1%
Affiliated Managers Group, Inc. (a)	79,100	11,493,230
♦Intercontinental Exchange, Inc.	843,550	47,593,091

		59,086,321

Chemicals 2.4%
PPG Industries, Inc.	294,470	27,903,977

Consumer Finance 3.8%
♦American Express Co.	591,760	43,837,581

Electrical Equipment 1.8%
Sensata Technologies Holding N.V. (a)	553,320	21,551,814

Health Care Equipment & Supplies 4.0%
♦Abbott Laboratories	1,218,450	46,800,664

Health Care Providers & Services 5.4%
Laboratory Corp. of America Holdings (a)	289,710	37,192,970
McKesson Corp.	183,020	25,705,159

		62,898,129

Household Durables 3.9%
♦Whirlpool Corp.	248,805	45,225,285

Industrial Conglomerates 4.2%
♦Honeywell International, Inc.	419,440	48,592,124

Internet Software & Services 4.4%
♦Alphabet, Inc. Class C (a)	66,630	51,426,367

IT Services 4.5%
Cognizant Technology Solutions Corp. Class A (a)	418,560	23,451,917
Visa, Inc. Class A	377,320	29,438,506

		52,890,423

	Shares	Value

Media 16.0%
Charter Communications, Inc. Class A (a)	111,810	$32,192,335
Comcast Corp. Class A	531,340	36,689,027
DISH Network Corp. Class A (a)	687,000	39,797,910
Omnicom Group, Inc.	415,490	35,362,354
Twenty-First Century Fox, Inc. Class A	1,494,300	41,900,172

		185,941,798

Oil, Gas & Consumable Fuels 7.9%
♦Royal Dutch Shell PLC Class A, Sponsored ADR	967,115	52,591,714
Total S.A., Sponsored ADR	779,480	39,730,095

		92,321,809

Pharmaceuticals 3.1%
Allergan PLC (a)	173,130	36,359,031

Semiconductors & Semiconductor Equipment 3.9%
♦Intel Corp.	1,254,550	45,502,528

Software 3.7%
Oracle Corp.	1,120,630	43,088,224

Specialty Retail 2.6%
Lowe’s Cos., Inc.	424,770	30,209,642

Technology Hardware, Storage & Peripherals 4.1%
♦Apple, Inc.	411,990	47,716,682

Total Common Stocks (Cost $1,086,141,125)		1,132,011,036

	Principal Amount
Short-Term Investment 2.8%
Repurchase Agreement 2.8%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $32,257,487 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 1/31/23, with a Principal Amount of $33,525,000, and a Market Value of $32,904,687)	$32,257,380	32,257,380

Total Short-Term Investment (Cost $32,257,380)		32,257,380

Total Investments (Cost $1,118,398,505) (b)	100.0%	1,164,268,416
Other Assets, Less Liabilities	0.0 ‡	120,090
Net Assets	100.0%	$1,164,388,506

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of December 31, 2016, cost was $1,118,932,929 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$74,455,315
Gross unrealized depreciation	(29,119,828)

Net unrealized appreciation	$45,335,487

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,132,011,036	$—	$—	$1,132,011,036
Short-Term Investment
Repurchase Agreement	—	32,257,380	—	32,257,380

Total Investments in Securities	$1,132,011,036	$32,257,380	$—	$1,164,268,416

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $1,118,398,505)	$1,164,268,416
Receivables:
Dividends and interest	1,562,259
Fund shares sold	53,799

Total assets	1,165,884,474

Liabilities
Payables:
Manager (See Note 3)	753,782
Fund shares redeemed	512,154
NYLIFE Distributors (See Note 3)	112,460
Shareholder communication	69,916
Professional fees	40,138
Custodian	3,508
Trustees	1,672
Accrued expenses	2,338

Total liabilities	1,495,968

Net assets	$1,164,388,506

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$84,934
Additional paid-in capital	1,147,573,893

1,147,658,827
Undistributed net investment income	15,671,375
Accumulated net realized gain (loss) on investments	(44,811,607)
Net unrealized appreciation (depreciation) on investments	45,869,911

Net assets	$1,164,388,506

Initial Class
Net assets applicable to outstanding shares	$637,936,337

Shares of beneficial interest outstanding	46,263,069

Net asset value per share outstanding	$13.79

Service Class
Net assets applicable to outstanding shares	$526,452,169

Shares of beneficial interest outstanding	38,671,199

Net asset value per share outstanding	$13.61

12	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$25,558,018
Interest	6,146

Total income	25,564,164

Expenses
Manager (See Note 3)	8,813,949
Distribution/Service—Service Class (See Note 3)	1,336,425
Shareholder communication	186,542
Professional fees	116,524
Trustees	30,745
Custodian	12,392
Miscellaneous	43,243

Total expenses	10,539,820
Reimbursement from custodian (b)	(33,461)

Net expenses	10,506,359

Net investment income (loss)	15,057,805

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(43,823,568)
Net change in unrealized appreciation (depreciation) on investments	81,399,718

Net realized and unrealized gain (loss) on investments	37,576,150

Net increase (decrease) in net assets resulting from operations	$52,633,955

(a)	Dividends recorded net of foreign withholding taxes in the amount of $367,099.
(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,057,805	$12,518,693
Net realized gain (loss) on investments	(43,823,568)	169,138,072
Net change in unrealized appreciation (depreciation) on investments	81,399,718	(231,497,552)

Net increase (decrease) in net assets resulting from operations	52,633,955	(49,840,787)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(7,082,681)	(18,508,208)
Service Class	(4,511,516)	(14,861,750)

	(11,594,197)	(33,369,958)

From net realized gain on investments:
Initial Class	(91,649,783)	(76,274,377)
Service Class	(78,388,518)	(67,688,938)

	(170,038,301)	(143,963,315)

Total dividends and distributions to shareholders	(181,632,498)	(177,333,273)

Capital share transactions:
Net proceeds from sale of shares	30,789,265	46,359,570
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	181,632,498	177,333,273
Cost of shares redeemed	(144,384,432)	(140,912,193)

Increase (decrease) in net assets derived from capital share transactions	68,037,331	82,780,650

Net increase (decrease) in net assets	(60,961,212)	(144,393,410)

Net Assets
Beginning of year	1,225,349,718	1,369,743,128

End of year	$1,164,388,506	$1,225,349,718

Undistributed net investment income at end of year	$15,671,375	$12,518,629

14	MainStay VP ICAP Select Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014		2013	2012
Net asset value at beginning of year	$15.58	$18.94	$17.64		$13.76	$12.15

Net investment income (loss)	0.21 (a)	0.19 (a)	0.48	(a)(b)	0.28	0.29
Net realized and unrealized gain (loss) on investments	0.47	(0.95)	1.07		3.86	1.61

Total from investment operations	0.68	(0.76)	1.55		4.14	1.90

Less dividends and distributions:
From net investment income	(0.18)	(0.51)	(0.25)		(0.26)	(0.29)
From net realized gain on investments	(2.29)	(2.09)	—		—	—

Total dividends and distributions	(2.47)	(2.60)	(0.25)		(0.26)	(0.29)

Net asset value at end of year	$13.79	$15.58	$18.94		$17.64	$13.76

Total investment return (c)	4.90%	(3.78%)	8.88%		30.29%	15.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41%	1.07%	2.64	%(b)	1.54%	1.76%
Net expenses	0.79%	0.78%	0.79%		0.79%	0.79%
Portfolio turnover rate	99%	86%	68%		50%	60%
Net assets at end of year (in 000’s)	$637,936	$655,690	$722,647		$709,112	$604,786

(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.
(c)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2016	2015	2014		2013	2012
Net asset value at beginning of year	$15.40	$18.75	$17.48		$13.63	$12.05

Net investment income (loss)	0.17 (a)	0.15 (a)	0.42	(a)(b)	0.20	0.22
Net realized and unrealized gain (loss) on investments	0.46	(0.95)	1.07		3.87	1.62

Total from investment operations	0.63	(0.80)	1.49		4.07	1.84

Less dividends and distributions:
From net investment income	(0.13)	(0.46)	(0.22)		(0.22)	(0.26)
From net realized gain on investments	(2.29)	(2.09)	—		—	—

Total dividends and distributions	(2.42)	(2.55)	(0.22)		(0.22)	(0.26)

Net asset value at end of year	$13.61	$15.40	$18.75		$17.48	$13.63

Total investment return (c)	4.63%	(4.02%)	8.61%		29.96%	15.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.16%	0.82%	2.36	%(b)	1.29%	1.51%
Net expenses	1.04%	1.03%	1.04%		1.04%	1.04%
Portfolio turnover rate	99%	86%	68%		50%	60%
Net assets at end of year (in 000’s)	$526,452	$569,660	$647,096		$614,863	$475,815

(a)	Per share data based on average shares outstanding during the year.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.07 and 0.39%, respectively, resulting from a special one-time dividend from Vodafone Group PLC that paid $4.92 per share.
(c)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP ICAP Select Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 of the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-

Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

16	MainStay VP ICAP Select Equity Portfolio

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Broker/dealer quotes
• Benchmark securities	• Two-sided markets
• Reference data (corporate actions or material event notices)	• Bids/offers
• Monthly payment information	• Industry and economic events

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of

17

Notes to Financial Statements (continued)

limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio.

18	MainStay VP ICAP Select Equity Portfolio

The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Institutional Capital LLC (“ICAP”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.80% up to $250 million; 0.75% from $250 million to $1 billion; and 0.74% in excess of $1 billion. During the year ended December 31, 2016, the effective management fee rate was 0.76%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $8,813,949.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$15,671,375	$(44,277,183)	$—	$45,335,487	$16,729,679

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(310,862)	$310,862	$—

The reclassifications for the Portfolio are primarily due to return of capital distributions received, Real Estate Investment Trusts (“REITs”), security litigations, and distribution redesignations.

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $44,277,183, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Unlimited	$19,339	$24,938

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$63,020,997	$118,611,501	$33,369,958	$143,963,315

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional

19

Notes to Financial Statements (continued)

year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $1,122,675 and $1,228,205, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	259,567	$3,847,228
Shares issued to shareholders in reinvestment of dividends and distributions	7,392,510	98,732,464
Shares redeemed	(3,484,274)	(50,992,669)

Net increase (decrease)	4,167,803	$51,587,023

Year ended December 31, 2015:
Shares sold	493,169	$8,749,132
Shares issued to shareholders in reinvestment of dividends and distributions	6,195,118	94,782,585
Shares redeemed	(2,744,703)	(49,945,150)

Net increase (decrease)	3,943,584	$53,586,567

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	1,855,424	$26,942,037
Shares issued to shareholders in reinvestment of dividends and distributions	6,283,530	82,900,034
Shares redeemed	(6,455,499)	(93,391,763)

Net increase (decrease)	1,683,455	$16,450,308

Year ended December 31, 2015:
Shares sold	2,104,217	$37,610,438
Shares issued to shareholders in reinvestment of dividends and distributions	5,453,733	82,550,688
Shares redeemed	(5,075,354)	(90,967,043)

Net increase (decrease)	2,482,596	$29,194,083

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:

At special meetings held on January 3 and 6, 2017, the Board approved, among other related proposals: (i) the appointment of Epoch Investment Partners, Inc. (“Epoch”) to manage the Portfolio’s assets on an interim basis, and the related interim subadvisory agreement; and (ii) change of the Portfolio’s name and investment objective, and modifications of the Portfolio’s principal investment strategies, investment process and principal risks. The Board also approved the longer-term appointment of Epoch and the adoption of a subadvisory agreement so that Epoch may serve as subadvisor to the Portfolio on an uninterrupted basis following the expiration of the interim subadvisory agreement, subject to shareholder approval. Shareholders will subsequently be asked to vote to approve the new subadvisory agreement to take effect upon the expiration of the interim subadvisory agreement. The Board also approved an amended management fee schedule for the Portfolio to include additional breakpoints that will be effective on or about March 13, 2017. For further information, please refer to the January 9, 2017 prospectus supplement.

20	MainStay VP ICAP Select Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP ICAP Select Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP ICAP Select Equity Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

21

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP ICAP Select Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Institutional Capital LLC (“ICAP”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and ICAP in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and ICAP (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including ICAP as subadvisor to the Portfolio, and responses from New York Life Investments and ICAP to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and

Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and ICAP; (ii) the investment performance of the Portfolio, New York Life Investments and ICAP; (iii) the costs of the services provided, and profits realized, by New York Life Investments and ICAP from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and ICAP. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and ICAP. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and ICAP resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and ICAP

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including

22	MainStay VP ICAP Select Equity Portfolio

subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of ICAP. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that ICAP provides to the Portfolio. The Board evaluated ICAP’s experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined ICAP’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at ICAP, and ICAP’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by ICAP. The Board also reviewed ICAP’s willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and ICAP’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or ICAP had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions. The Board noted that the Portfolio had underperformed relative to its peers for various periods and considered discussions with representatives from New York Life Investments regarding such underperformance. The Board noted the remediation efforts undertaken by New York Life Investments with respect to the Portfolio. In particular, the Board considered New York Life Investments’ representation that it would propose at a future meeting that Epoch Investment Partners, Inc. assume portfolio management responsibility for the Portfolio.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and ICAP to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and ICAP

The Board considered the costs of the services provided by New York Life Investments and ICAP under the Agreements and the profits realized by New York Life Investments and its affiliates, including ICAP, due to their relationships with the Portfolio. Because ICAP is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and ICAP in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and ICAP and profits realized by New York Life Investments and its affiliates, including ICAP, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and ICAP must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

maintain a strong financial position is important in order for New York Life Investments and ICAP to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to ICAP from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to ICAP in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profit-

ability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates ,including ICAP, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to ICAP are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic

24	MainStay VP ICAP Select Equity Portfolio

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and ICAP on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also considered its discussions with representatives from New York Life Investments regarding the Portfolio’s contractual and net management fee.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

25

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

26	MainStay VP ICAP Select Equity Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

27

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

28	MainStay VP ICAP Select Equity Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

29

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

30	MainStay VP ICAP Select Equity Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722568	MSVPICSE11-02/17 (NYLIAC) NI521

MainStay VP Large Cap Growth Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	–2.27%	12.12%	7.88%	0.77%
Service Class Shares	–2.52	11.84	7.61	1.02

Benchmark Performance	One Year	Five Years	Ten Years
Russell 1000® Growth Index[3]	7.08%	14.50%	8.33%
S&P 500® Index[4]	11.96	14.66	6.95
Average Lipper Variable Products Large-Cap Growth Portfolio[5]	2.27	13.32	7.16

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

The Russell 1000® Growth Index is the Portfolio’s primary broad-based securities market; Index for comparision purposes. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The S&P 500® Index is the Portfolio’s secondary benchmark. The S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.

The Average Lipper Variable Products Large-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) above Lipper’s U.S. diversified equity large-cap floor. Large-cap growth portfolios typically have above-average characteristics compared to the S&P 500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Large Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,021.70	$3.91	$1,021.30	$3.91

Service Class Shares	$1,000.00	$1,020.50	$5.18	$1,020.00	$5.18

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Large Cap Growth Portfolio

Industry Composition as of December 31, 2016 (Unaudited)

IT Services	12.2%
Internet Software & Services	10.6
Software	10.0
Internet & Direct Marketing Retail	8.6
Biotechnology	5.4
Health Care Equipment & Supplies	4.9
Technology Hardware, Storage & Peripherals	4.0
Semiconductors & Semiconductor Equipment	3.7
Specialty Retail	3.4
Textiles, Apparel & Luxury Goods	3.4
Aerospace & Defense	3.0
Health Care Providers & Services	3.0
Pharmaceuticals	3.0
Media	2.8
Hotels, Restaurants & Leisure	2.3
Chemicals	2.2

Capital Markets	2.1%
Oil, Gas & Consumable Fuels	2.0
Industrial Conglomerates	1.8
Food & Staples Retailing	1.6
Multiline Retail	1.4
Road & Rail	1.2
Airlines	1.1
Life Sciences Tools & Services	1.1
Machinery	1.1
Banks	1.0
Beverages	1.0
Real Estate Investment Trusts	1.0
Short-Term Investment	1.0
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings or Issuers as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	Alphabet, Inc.

2.	Visa, Inc. Class A

3.	Apple, Inc.

4.	Amazon.com, Inc.

5.	Facebook, Inc. Class A
6.	UnitedHealth Group, Inc.

7.	Celgene Corp.

8.	NIKE, Inc. Class B

9.	Starbucks Corp.

10.	Zoetis, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Clark J. Winslow,1 Justin H. Kelly, CFA, and Patrick M. Burton, CFA, of Winslow Capital Management, LLC, the Portfolio’s Subadvisor.

How did MainStay VP Large Cap Growth Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Large Cap Growth Portfolio returned –2.27% for Initial Class shares and –2.52% for Service Class shares. Over the same period, both share classes underperformed the 7.08% return of the Russell 1000® Growth Index,2 which is the Portfolio’s primary benchmark and a broad-based securities-market index, and the 11.96% return of the S&P 500® Index,2 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 2.27% return of the Average Lipper3 Variable Products Large-Cap Growth Portfolio for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio invests in what we perceive to be quality large-cap growth stocks, which were out of favor during much of 2016. During the first half of the year, investors strongly preferred stocks with high dividend yields over those with low dividend yields. While this factor became somewhat more muted as the year progressed, it remained a significant headwind for the Portfolio, which seeks companies with sustainable earnings growth rather than focusing entirely on dividend yield. During the first three quarters of the year, the top quintile dividend yield of the Portfolio was a mere 4% of holdings, compared to 23% of holdings for the Russell 1000® Growth Index. The market’s preference for value during the reporting period also undermined performance for many of the Portfolio’s high-growth holdings. During the reporting period, slower-growth companies outperformed their highest-growth counterparts by a substantial margin. Even in the Russell 1000® Growth Index, sectors with value tilts—such as industrials and financials—led returns during the fourth quarter of 2016. In addition, the impact of passive investing detracted from the Portfolio’s performance. The typical large-cap growth company is now 14% owned by passive investors, a sevenfold increase since 2001. On a short-term basis, the influence of passive investing can skew prices. This phenomenon rendered many holdings of the active community, including many of the Portfolio’s holdings, meaningfully undervalued.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the strongest positive contributors to the Portfolio’s performance relative to the Russell 1000® Growth Index were energy, real estate and consumer staples. (Contributions take weightings and total returns into account.) As oil prices improved from their lows in mid-February, the energy sector advanced, returning 23% for the reporting period. The Portfolio held an overweight position in the energy sector, which helped relative performance. During the reporting period, real estate became a separate sector in many indexes, which presented an alpha4 opportunity for the Portfolio. Stock selection helped the Portfolio’s relative performance in the real estate sector. Although consumer staples was an underperforming sector, the Portfolio benefited relative to the Russell 1000® Growth Index by holding an underweight position in the sector.

The Portfolio’s weakest-contributing sectors relative to Russell 1000® Growth Index were information technology, consumer discretionary and industrials. As previously noted, performance of the Portfolio in 2016 was driven primarily by dividend yield (regardless of earnings growth) and value factors. As a result, the Portfolio’s preference for quality growth companies detracted from relative performance. Indeed, growth stocks with strong fundamentals were often poorly rewarded, and stocks with modestly weaker fundamentals were often overly penalized. The Portfolio’s stock selection in the information technology and consumer discretionary sectors reflected this challenge and hurt relative performance. Stock selection and an underweight position in the industrials sector also detracted from the Portfolio’s relative performance.

In addition, the only negative sector in the Russell 1000® Growth Index during 2016 was health care, and the Portfolio’s overweight position in the sector detracted from relative performance. The Portfolio entered 2016 with an overweight position in health care because our model found valuations attractive following poor results for the sector in the second half of 2015. We concluded that much of the negative political sentiment had been factored into the stock prices of various holdings. This view proved overly optimistic, as the U.S. presidential election process led to continued poor sentiment. In addition, new rules from the U.S. Department of the Treasury led Allergan and Pfizer to terminate their proposed merger agreement. We sold the Portfolio’s position in Allergan after the merger agreement was terminated.

1.	Mr. Winslow served as a portfolio manager until December 31, 2016.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on Lipper Inc.
4.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

8	MainStay VP Large Cap Growth Portfolio

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Among the individual stocks that made the strongest positive contributions to the Portfolio’s absolute performance were positions in health care services company UnitedHealth Group, biotechnology company Gilead Sciences and media company Charter Communications.

UnitedHealth Group shares advanced because of strong membership gains and margin trends in the company’s Medicare business. The company also benefited from strong growth in its Optum business.

Gilead Sciences contributed to the Portfolio’s absolute performance because we sold the position early in the year as fundamentals began to deteriorate. The early sale helped the Portfolio avoid most of the stock’s underperformance in 2016.

Charter Communications was another positive contributor to absolute performance, as investors viewed the acquisition of Time Warner Cable and Bright House Network as opportunities for cost synergies.

The most substantial detractor from the Portfolio’s absolute performance during the reporting period was LinkedIn. The company provided guidance of slowing growth in its Talent Solutions business and announced the discontinuation of the company’s once-promising off-network advertising business. These considerations materially degraded the company’s forward growth rates, and we sold the Portfolio’s position.

Pharmaceutical company Allergan detracted from the Portfolio’s absolute performance when the company’s proposed merger with Pfizer failed. With expectations that Allergan could face challenges because of resistance to drug pricing trends, we sold the Portfolio’s position in the stock.

Alexion Pharmaceuticals experienced some challenges during the reporting period and detracted from the Portfolio’s absolute performance. We viewed the issues as transient and modeled strong growth for the company’s lead drug, Soliris, and viewed opportunities in the company’s rare disease/drug pipeline to be compelling.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio made several purchases during the reporting period. A position in American video game company Electronic Arts was purchased, as shifts from retail-store distribution to online and mobile added to the company’s growth prospects. The Portfolio purchased shares of petroleum, natural gas, and natural gas liquids exploration and production company Pioneer Natural Resources because the company had no debt and held highly attractive assets in the West Texas Permian Basin. The

Portfolio also purchased a position in multinational banking and financial services holding company JPMorgan Chase & Co. We viewed the company as a best-in-class major bank and a market-share gainer in most of its businesses. During the reporting period, we also purchased a position for the Portfolio in U.S. defense contractor and industrial corporation Raytheon. The company was benefiting from a resurgence in defense spending.

The Portfolio sold its position in business and employment-oriented social-networking service LinkedIn when the company guided toward slower growth in its Talent Solutions business and the discontinuation of its once-promising off-network advertising business, which materially degraded the company’s forward growth prospects. The Portfolio also sold its position in Dutch global semiconductor manufacturer NXP Semiconductors on valuation after the company announced that it would be acquired by Qualcomm. The Portfolio sold its position in American biopharmaceutical company Gilead Sciences early in the year because of deteriorating fundamentals. The Portfolio also sold its position in beauty store chain Ulta Salon, Cosmetics & Fragrance on valuation.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio ended the reporting period with sector weightings that were relatively similar to those at the beginning of 2016. The most significant changes in sector weightings included decreasing the degree to which the Portfolio was overweight relative to the Russell 1000® Growth Index in health care. The sector has faced concerns over drug pricing and uncertainty about revisions to the Affordable Care Act. Even so, we believed that valuations remained compelling. We narrowed the degree to which the Portfolio was underweight relative to the benchmark in the industrials sector. We modeled poor relative earnings growth for the sector in 2016, but we recently increased the Portfolio’s industrial weighting as higher U.S. growth and potential corporate tax reform may fuel stronger growth for selected holdings. We entered 2016 moderately overweight in the materials sector but ended the reporting period moderately underweight because of idiosyncratic factors among the Portfolio’s holdings in the sector. The Portfolio’s relative positioning in the energy sector also changed during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the largest weighting in the Portfolio and the most substantially overweight position relative to the Russell 1000® Growth Index was in information technology, where we found several companies driven by strong innovation and compelling idiosyncratic fundamentals. As of the same date, the Portfolio held an overweight position in the consumer discretionary sector, where we have identified a number of

9

potential opportunities as wage growth and consumer spending have improved and unemployment and consumer debt have decreased. As of December 31, 2016, the Portfolio’s most substantially underweight sector position was in consumer staples, largely because of secular challenges in processed foods, carbonated beverages and tobacco and extended valuations. As of the same date, the Portfolio also held an underweight position in industrials, largely because of the strong U.S. dollar and valuations that we found less than compelling.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Large Cap Growth Portfolio

Portfolio of Investments December 31, 2016

	Shares	Value
Common Stocks 98.9%†
Aerospace & Defense 3.0%
General Dynamics Corp.	65,050	$11,231,533
Raytheon Co.	120,650	17,132,300

		28,363,833

Airlines 1.1%
Southwest Airlines Co.	211,700	10,551,128

Banks 1.0%
JPMorgan Chase & Co.	116,000	10,009,640

Beverages 1.0%
PepsiCo., Inc.	91,300	9,552,719

Biotechnology 5.4%
Alexion Pharmaceuticals, Inc. (a)	92,200	11,280,670
♦Celgene Corp. (a)	237,470	27,487,152
Regeneron Pharmaceuticals, Inc. (a)	33,830	12,418,655

		51,186,477

Capital Markets 2.1%
Intercontinental Exchange, Inc.	199,100	11,233,222
Moody’s Corp.	95,140	8,968,848

		20,202,070

Chemicals 2.2%
Ecolab, Inc.	85,250	9,993,005
Sherwin-Williams Co. (The)	39,780	10,690,477

		20,683,482

Food & Staples Retailing 1.6%
Costco Wholesale Corp.	93,150	14,914,247

Health Care Equipment & Supplies 4.9%
Boston Scientific Corp. (a)	534,800	11,567,724
Danaher Corp.	172,700	13,442,968
Edwards Lifesciences Corp. (a)	114,675	10,745,048
Intuitive Surgical, Inc. (a)	17,985	11,405,547

		47,161,287

Health Care Providers & Services 3.0%
♦UnitedHealth Group, Inc.	176,350	28,223,054

Hotels, Restaurants & Leisure 2.3%
♦Starbucks Corp.	398,860	22,144,707

Industrial Conglomerates 1.8%
Honeywell International, Inc.	146,325	16,951,751

	Shares	Value
Internet & Direct Marketing Retail 8.6%
♦Amazon.com, Inc. (a)	49,430	$37,066,074
Ctrip.com International, Ltd., ADR (a)	232,000	9,280,000
Expedia, Inc.	81,620	9,245,914
Netflix, Inc. (a)	78,700	9,743,060
Priceline Group, Inc. (The) (a)	11,500	16,859,690

		82,194,738

Internet Software & Services 10.6%
Alibaba Group Holding, Ltd., Sponsored ADR (a)	118,000	10,361,580
♦Alphabet, Inc.
Class A (a)	30,325	24,031,046
Class C (a)	33,299	25,700,834
CoStar Group, Inc. (a)	54,755	10,320,770
♦Facebook, Inc. Class A (a)	265,850	30,586,043

		101,000,273

IT Services 12.2%
Automatic Data Processing, Inc.	51,300	5,272,614
Fidelity National Information Services, Inc.	155,800	11,784,712
Fiserv, Inc. (a)	91,550	9,729,934
FleetCor Technologies, Inc. (a)	98,100	13,883,112
Mastercard, Inc. Class A	188,000	19,411,000
PayPal Holdings, Inc. (a)	442,900	17,481,263
♦Visa, Inc. Class A	491,600	38,354,632

		115,917,267

Life Sciences Tools & Services 1.1%
Thermo Fisher Scientific, Inc.	76,800	10,836,480

Machinery 1.1%
Fortive Corp.	200,100	10,731,363

Media 2.8%
Charter Communications, Inc. Class A (a)	35,799	10,307,248
Comcast Corp. Class A	234,800	16,212,940

		26,520,188

Multiline Retail 1.4%
Dollar Tree, Inc. (a)	179,000	13,815,220

Oil, Gas & Consumable Fuels 2.0%
Diamondback Energy, Inc. (a)	89,400	9,034,764
Pioneer Natural Resources Co.	54,665	9,843,527

		18,878,291

Pharmaceuticals 3.0%
Eli Lilly & Co.	94,500	6,950,475
♦Zoetis, Inc.	397,200	21,262,116

		28,212,591

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts 1.0%
American Tower Corp.	92,500	$9,775,400

Road & Rail 1.2%
Union Pacific Corp.	110,800	11,487,744

Semiconductors & Semiconductor Equipment 3.7%
Applied Materials, Inc.	243,300	7,851,291
Broadcom, Ltd.	93,700	16,563,349
Micron Technology, Inc. (a)	514,800	11,284,416

		35,699,056

Software 10.0%
Adobe Systems, Inc. (a)	139,050	14,315,197
Intuit, Inc.	102,000	11,690,220
Microsoft Corp.	312,200	19,400,108
Mobileye N.V. (a)	239,000	9,110,680
Salesforce.com, Inc. (a)	279,200	19,114,032
ServiceNow, Inc. (a)	148,700	11,054,358
Splunk, Inc. (a)	206,350	10,554,803

		95,239,398

Specialty Retail 3.4%
Home Depot, Inc. (The)	146,700	19,669,536
O’Reilly Automotive, Inc. (a)	45,240	12,595,268

		32,264,804

Technology Hardware, Storage & Peripherals 4.0%
♦Apple, Inc.	325,275	37,673,350

Textiles, Apparel & Luxury Goods 3.4%
Lululemon Athletica, Inc. (a)	127,200	8,266,728
♦NIKE, Inc. Class B	482,500	24,525,475

		32,792,203

Total Common Stocks (Cost $837,420,719)		942,982,761

	Principal Amount	Value
Short-Term Investment 1.0%
Repurchase Agreement 1.0%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 01/03/17 Proceeds at Maturity $9,674,354 (Collateralized by a United States Treasury Note with a rate of 2.50% and a maturity date of 08/15/23, with a Principal Amount of $9,640,000 and a Market Value of $9,872,372)	$9,674,322	$9,674,322

Total Short-Term Investment (Cost $9,674,322)		9,674,322

Total Investments (Cost $847,095,041) (b)	99.9%	952,657,083
Other Assets, Less Liabilities	0.1	796,821
Net Assets	100.0%	$953,453,904

(a)	Non-income producing security.

(b)	As of December 31, 2016, cost was $847,779,572 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$115,494,424
Gross unrealized depreciation	(10,616,913)

Net unrealized appreciation	$104,877,511

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

12	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$942,982,761	$—	$—	$942,982,761
Short-Term Investment
Repurchase Agreement	—	9,674,322	—	9,674,322

Total Investments in Securities	$942,982,761	$9,674,322	$—	$952,657,083

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $847,095,041)	$952,657,083
Receivables:
Fund shares sold	2,501,712
Dividends and interest	446,662

Total assets	955,605,457

Liabilities
Payables:
Investment securities purchased	996,531
Manager (See Note 3)	583,518
Fund shares redeemed	379,664
NYLIFE Distributors (See Note 3)	92,886
Shareholder communication	55,051
Professional fees	33,390
Custodian	7,278
Trustees	1,313
Accrued expenses	1,922

Total liabilities	2,151,553

Net assets	$953,453,904

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$51,836
Additional paid-in capital	815,118,686

815,170,522
Accumulated net realized gain (loss) on investments	32,721,340
Net unrealized appreciation (depreciation) on investments	105,562,042

Net assets	$953,453,904

Initial Class
Net assets applicable to outstanding shares	$518,424,830

Shares of beneficial interest outstanding	27,711,246

Net asset value per share outstanding	$18.71

Service Class
Net assets applicable to outstanding shares	$435,029,074

Shares of beneficial interest outstanding	24,124,690

Net asset value per share outstanding	$18.03

14	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends	$7,301,296
Interest	3,550

Total income	7,304,846

Expenses
Manager (See Note 3)	6,391,219
Distribution/Service—Service Class (See Note 3)	1,094,796
Shareholder communication	140,900
Professional fees	90,849
Trustees	22,633
Custodian	15,302
Miscellaneous	34,493

Total expenses before waiver/reimbursement	7,790,192
Expense waiver/reimbursement from Manager (See Note 3)	(21,689)
Reimbursement from custodian (a)	(16,195)

Net expenses	7,752,308

Net investment income (loss)	(447,462)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	33,323,148
Net change in unrealized appreciation (depreciation) on investments	(55,608,438)

Net realized and unrealized gain (loss) on investments	(22,285,290)

Net increase (decrease) in net assets resulting from operations	$(22,732,752)

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(447,462)	$(1,090,701)
Net realized gain (loss) on investments	33,323,148	75,259,346
Net change in unrealized appreciation (depreciation) on investments	(55,608,438)	(25,640,261)

Net increase (decrease) in net assets resulting from operations	(22,732,752)	48,528,384

Distributions to shareholders:
From net realized gain on investments:
Initial Class	(37,645,350)	(53,730,314)
Service Class	(38,025,475)	(51,944,218)

Total distributions to shareholders	(75,670,825)	(105,674,532)

Capital share transactions:
Net proceeds from sale of shares	245,856,696	203,971,937
Net asset value of shares issued to shareholders in reinvestment of distributions	75,670,825	105,674,532
Cost of shares redeemed	(158,970,224)	(147,084,604)

Increase (decrease) in net assets derived from capital share transactions	162,557,297	162,561,865

Net increase (decrease) in net assets	64,153,720	105,415,717

Net Assets
Beginning of year	889,300,184	783,884,467

End of year	$953,453,904	$889,300,184

16	MainStay VP Large Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$20.83	$22.48	$22.83	$16.88	$14.92

Net investment income (loss) (a)	0.01	(0.00)‡	(0.01)	0.01	0.06
Net realized and unrealized gain (loss) on investments	(0.43)	1.22	2.29	6.11	1.90

Total from investment operations	(0.42)	1.22	2.28	6.12	1.96

Less dividends and distributions:
From net investment income	—	—	—	(0.06)	—
From net realized gain on investments	(1.70)	(2.87)	(2.63)	(0.11)	—

Total dividends and distributions	(1.70)	(2.87)	(2.63)	(0.17)	—

Net asset value at end of year	$18.71	$20.83	$22.48	$22.83	$16.88

Total investment return (b)	(2.27%)	6.18%	10.63%	36.47%	13.14	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.07%	(0.01%)	(0.03%)	0.07%	0.38%
Net expenses	0.77%	0.77%	0.77%	0.77%	0.78%
Expenses (before waiver/reimbursement)	0.77%	0.77%	0.77%	0.77%	0.78%
Portfolio turnover rate	94%	71%	78%	74%	69%
Net assets at end of year (in 000’s)	$518,425	$448,409	$410,122	$428,354	$441,225

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$20.18	$21.93	$22.39	$16.56	$14.68

Net investment income (loss) (a)	(0.03)	(0.06)	(0.06)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	(0.42)	1.18	2.23	6.00	1.86

Total from investment operations	(0.45)	1.12	2.17	5.97	1.88

Less dividends and distributions:
From net investment income	—	—	—	(0.03)	—
From net realized gain on investments	(1.70)	(2.87)	(2.63)	(0.11)	—

Total dividends and distributions	(1.70)	(2.87)	(2.63)	(0.14)	—

Net asset value at end of year	$18.03	$20.18	$21.93	$22.39	$16.56

Total investment return (b)	(2.52%)	5.91%	10.35%	36.13%	12.81	%(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.17%)	(0.26%)	(0.28%)	(0.18%)	0.10%
Net expenses	1.02%	1.02%	1.02%	1.02%	1.03%
Expenses (before waiver/reimbursement)	1.02%	1.02%	1.02%	1.02%	1.03%
Portfolio turnover rate	94%	71%	78%	74%	69%
Net assets at end of year (in 000’s)	$435,029	$440,891	$373,762	$324,801	$225,199

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Large Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 6, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

18	MainStay VP Large Cap Growth Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Broker/dealer quotes
• Two-sided markets
• Benchmark securities	• Bids/offers
• Reference data (corporate actions or material event notices)	• Industry and economic events
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken

19

Notes to Financial Statements (continued)

on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown on the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management

20	MainStay VP Large Cap Growth Portfolio

Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Winslow Capital Management, LLC (“Winslow Capital”), a registered investment adviser, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% in excess of $9 billion. New York Life Investments has voluntarily agreed to waive a portion of its management fee when the subadvisory fee is reduced as a result of achieving breakpoints in the subadvisory fee schedule. The savings that result from the reduced subadvisory fee will be shared equally with the Portfolio provided that the amount of the management fee retained by New York Life Investments, after payment of the subadvisory fee, exceeds 0.35% of the average daily net assets of the Portfolio. This waiver may be discontinued at any time. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Portfolio’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Portfolio’s average daily net assets over $13 billion. This agreement will remain in effect until May 1, 2017, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval by the Board. During the year ended December 31, 2016, the effective management fee rate was 0.74%, exclusive of the management fee waiver.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $6,391,219 and waived/reimbursed expenses in the amount of $21,689.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”)

in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$33,405,871	$—	$104,877,511	$138,283,382

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$447,462	$112,553	$(560,015)

The reclassifications for the Portfolio are primarily due to return of capital distributions received, Real Estate Investment Trusts (REITs), and a net operating loss expiration.

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$—	$75,670,825	$—	$105,674,532

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

21

Notes to Financial Statements (continued)

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Like Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $902,921 and $809,734, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	8,384,466	$164,789,515
Shares issued to shareholders in reinvestment of dividends and distributions	1,946,406	37,645,350
Shares redeemed	(4,150,941)	(81,099,269)

Net increase (decrease)	6,179,931	$121,335,596

Year ended December 31, 2015:
Shares sold	5,096,841	$115,105,046
Shares issued to shareholders in reinvestment of dividends and distributions	2,731,519	53,730,314
Shares redeemed	(4,542,867)	(103,130,345)

Net increase (decrease)	3,285,493	$65,705,015

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	4,316,999	$81,067,181
Shares issued to shareholders in reinvestment of dividends and distributions	2,038,431	38,025,475
Shares redeemed	(4,073,363)	(77,870,955)

Net increase (decrease)	2,282,067	$41,221,701

Year ended December 31, 2015:
Shares sold	4,077,546	$88,866,891
Shares issued to shareholders in reinvestment of dividends and distributions	2,722,984	51,944,218
Shares redeemed	(2,003,749)	(43,954,259)

Net increase (decrease)	4,796,781	$96,856,850

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Large Cap Growth Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Large Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Large Cap Growth Portfolio (one of the series comprising Mainstay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Large Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Winslow Capital in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Winslow Capital (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates and Winslow Capital and responses from New York Life Investments and Winslow Capital to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Winslow Capital; (ii) the investment performance of the Portfolio, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Winslow Capital. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Winslow Capital. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Winslow Capital resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Winslow Capital

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life

24	MainStay VP Large Cap Growth Portfolio

Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Winslow Capital. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Winslow Capital provides to the Portfolio. The Board evaluated Winslow Capital’s experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined Winslow Capital’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Winslow Capital, and Winslow Capital’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Winslow Capital. The Board also reviewed Winslow Capital’s willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Winslow Capital’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Winslow Capital to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Winslow Capital

The Board considered the costs of the services provided by New York Life Investments and Winslow Capital under the Agreements and the profits realized by New York Life Investments and its affiliates and Winslow Capital due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from Winslow Capital, the Board considered representations from Winslow Capital and New York Life Investments that the subadvisory fee paid by New York Life Investments to Winslow Capital for services provided to the Portfolio was the result of arm’s-length negotiations. Because Winslow Capital’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Winslow Capital must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Winslow Capital concerning other business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements. With respect to Winslow Capital, the Board concluded that any profits realized by Winslow Capital due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital and are based on fees paid to Winslow Capital by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s

26	MainStay VP Large Cap Growth Portfolio

expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Winslow Capital are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay VP Large Cap Growth Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

29

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

30	MainStay VP Large Cap Growth Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP Large Cap Growth Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722487	MSVPLG11-02/17 (NYLIAC) NI525

MainStay VP Epoch U.S. Small Cap Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	16.17%	13.12%	8.60%	0.81%
Service Class Shares	15.88	12.83	8.33	1.06

Benchmark Performance	One Year	Five Years	Ten Years
Russell 2500™ Index[2]	17.59%	14.54%	7.69%
Average Lipper Variable Products Small-Cap Core Portfolio[3]	21.76	14.29	7.01

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.

The Russell 2500™ Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2500™ Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. The Russell 2500™ Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P SmallCap 600® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Epoch U.S. Small Cap Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,119.90	$4.37	$1,021.00	$4.17

Service Class Shares	$1,000.00	$1,118.50	$5.70	$1,019.80	$5.43

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.82% for Initial Class and 1.07% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Epoch U.S. Small Cap Portfolio

Industry Composition as of December 31, 2016 (Unaudited)

Banks	12.1%
Health Care Providers & Services	6.4
Machinery	5.5
Real Estate Investment Trusts	5.0
Capital Markets	4.6
Textiles, Apparel & Luxury Goods	4.4
IT Services	4.3
Specialty Retail	4.3
Food Products	4.2
Software	4.0
Building Products	3.5
Energy Equipment & Services	3.2
Road & Rail	3.2
Communications Equipment	3.1
Commercial Services & Supplies	3.0
Hotels, Restaurants & Leisure	2.9
Multi-Utilities	2.7

Insurance	2.4%
Electronic Equipment, Instruments & Components	2.2
Aerospace & Defense	2.1
Household Durables	2.0
Metals & Mining	2.0
Diversified Consumer Services	1.9
Leisure Products	1.8
Life Sciences Tools & Services	1.7
Semiconductors & Semiconductor Equipment	1.3
Real Estate Management & Development	1.2
Chemicals	1.1
Diversified Telecommunication Services	1.1
Health Care Equipment & Supplies	0.9
Short-Term Investment	1.9
Other Assets, Less Liabilities	0.0 ‡

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	BankUnited, Inc.

2.	Markel Corp.

3.	Texas Capital Bancshares, Inc.

4.	Bank of The Ozarks, Inc.

5.	Hexcel Corp.
6.	Woodward, Inc.

7.	NVR, Inc.

8.	NetScout Systems, Inc.

9.	Service Corp. International

10.	Advance Auto Parts, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers David Pearl, Michael Welhoelter and Michael J. Caputo of Epoch Investment Partners, Inc., the Portfolio’s Subadvisor.

How did MainStay VP Epoch U.S. Small Cap Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Epoch U.S. Small Cap Portfolio returned 16.17% for Initial Class shares and 15.88% for Service Class shares. Over the same period, both share classes underperformed the 17.59% return of the Russell 2500™ Index,1 which is the Portfolio’s benchmark, and the 21.76% return of the Average Lipper2 Variable Products Small-Cap Core Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2016, the name of the Portfolio changed from MainStay VP U.S. Small Cap Portfolio to MainStay VP Epoch U.S. Small Cap Portfolio. Effective February 29, 2016, Michael J. Caputo was added as a portfolio manager of the Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

While security selection was positive in several sectors—among them consumer discretionary, consumer staples, industrials and information technology—security selection in other sectors more than offset that advantage. Certain holdings in the energy, financials, materials and utilities sectors detracted from relative performance during the reporting period. Nine out of eleven economic sectors posted a positive return for the reporting period. Against this backdrop, underweight positions relative to the Russell 2500™ Index in the materials and utilities sectors detracted from the Portfolio’s performance, as did overweight positions in the consumer discretionary and consumer staples sectors. These detractors were partially offset by the Portfolio’s underweight position in real estate, which was one of the worst-performing sectors during the reporting period, declining 2.4% within the Russell 2500™ Index.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

During the reporting period, the sectors that made the most substantial positive contributions to the Portfolio’s performance relative to the Russell 2500™ Index were information technology, real estate and industrials. (Contributions take weightings and total returns into account.) Over the same period, the Portfolio’s holdings in financials, materials and utilities provided particularly weak relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Among the strongest individual positive contributors to the Portfolio’s absolute performance were machinery company Woodward, banking company Bank of Hawaii and health care services company WellCare Health Plans. Woodward engages in energy control and optimization solutions in the aerospace and energy segments. The stock advanced during the reporting period after the company reported stronger-than-expected earnings. During the reporting period, Bank of Hawaii announced increases in its dividend and in its share buyback program on the back of strong results. WellCare Health, a provider of managed care services, also advanced during the reporting period, as the company was poised to benefit from new policies from the Centers for Medicare and Medicaid Services regarding funding for enrolling large numbers of seniors.

Among the stocks that detracted from the Portfolio’s absolute performance during the reporting period were Integer Holdings, KapStone Paper and Packaging, and Air Methods Corp. Shares of Integer Holdings declined after the company reported weak second-quarter results and lowered guidance for full-year 2016 earnings. Integer manufactures power sources used in medical devices. Upon further review, we opted to sell the Portfolio’s position in the company in the third quarter of 2016. Shares of KapStone Paper and Packaging declined on weaker-than-expected fourth-quarter 2015 results that stemmed from export price pressure and productivity headwinds experienced in two of the company’s largest mills. We closed out the Portfolio’s position in the company in March 2016 because we expected that fundamentals for the containerboard market would remain tepid over the intermediate term. Shares of Air Methods declined after the company fell short of analysts’ expectations for second-quarter earnings because adverse weather during the quarter affected the company’s ability to fly in certain markets. Weather effects in the helicopter business are temporary. The company has invested heavily in its aircraft fleet and staffing. We believed that the company’s planned reduction in capital expenditures could result in an increase in free cash flow generation.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio made several significant purchases. Among them were real estate investment trust GEO Group, building materials company Armstrong Flooring and IT services company WEX, Inc.

Notable sales during the reporting period included paper & forest products company KapStone Paper and Packaging,

1.	See footnote on page 5 for more information on the Russell 2500™ Index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Epoch U.S. Small Cap Portfolio

hospitality company Brinker International and capital markets company Waddell & Reed Financial.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio’s sector weightings are generally a function of our bottom-up stock selection process. During the reporting period, the Portfolio’s most significant reductions in exposure came in the health care and materials sectors. Over the same period, the Portfolio’s most significant weighting increases were in the consumer discretionary and energy sectors. During the reporting period, the Global Industry Classification Standard (GICS®) added a real estate sector to more precisely capture real estate investment trusts (REITs). As a result, there appeared to be a significant reduction in the Portfolio’s exposure to financials, but a portion of that decrease resulted from several securities—previously classified as financials—being mapped into the real estate sector.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio’s most substantially overweight sector positions relative to the Russell 2500™ Index were in consumer discretionary and financials. As of the same date, the Portfolio’s most substantially underweight positions relative to the benchmark were in the real estate and materials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Shares	Value
Common Stocks 98.1%†
Aerospace & Defense 2.1%
♦Hexcel Corp.	204,199	$10,503,997

Banks 12.1%
Bank of Hawaii Corp.	97,265	8,626,433
♦Bank of The Ozarks, Inc.	215,839	11,350,973
♦BankUnited, Inc.	336,852	12,695,952
CVB Financial Corp.	224,697	5,152,302
Glacier Bancorp, Inc.	148,509	5,380,481
♦Texas Capital Bancshares, Inc. (a)	146,382	11,476,349
Western Alliance Bancorp (a)	108,902	5,304,616

		59,987,106

Building Products 3.5%
Armstrong Flooring, Inc. (a)	256,603	5,108,966
Armstrong World Industries, Inc. (a)	178,481	7,460,506
Insteel Industries, Inc.	137,873	4,913,793

		17,483,265

Capital Markets 4.6%
Artisan Partners Asset Management, Inc. Class A	93,750	2,789,062
Diamond Hill Investment Group, Inc.	28,812	6,061,469
FactSet Research Systems, Inc.	30,419	4,971,377
Morningstar, Inc.	76,768	5,647,054
Pzena Investment Management, Inc. Class A	287,736	3,196,747

		22,665,709

Chemicals 1.1%
Valvoline, Inc.	256,410	5,512,815

Commercial Services & Supplies 3.0%
KAR Auction Services, Inc.	201,879	8,604,083
US Ecology, Inc.	121,630	5,978,114

		14,582,197

Communications Equipment 3.1%
Harmonic, Inc. (a)	1,093,318	5,466,590
♦NetScout Systems, Inc. (a)	309,393	9,745,880

		15,212,470

Diversified Consumer Services 1.9%
♦Service Corp. International	324,669	9,220,600

Diversified Telecommunication Services 1.1%
Lumos Networks Corp. (a)	343,233	5,361,299

Electronic Equipment, Instruments & Components 2.2%
National Instruments Corp.	99,393	3,063,292
Universal Display Corp. (a)	140,194	7,892,922

		10,956,214

	Shares	Value
Energy Equipment & Services 3.2%
Core Laboratories N.V.	41,768	$5,013,831
Dril-Quip, Inc. (a)	67,680	4,064,184
Oil States International, Inc. (a)	170,746	6,659,094

		15,737,109

Food Products 4.2%
B&G Foods, Inc.	167,652	7,343,157
Fresh Del Monte Produce, Inc.	83,536	5,064,788
TreeHouse Foods, Inc. (a)	114,077	8,235,219

		20,643,164

Health Care Equipment & Supplies 0.9%
Natus Medical, Inc. (a)	124,280	4,324,944

Health Care Providers & Services 6.4%
Air Methods Corp. (a)	254,476	8,105,061
HealthSouth Corp.	58,398	2,408,334
Molina Healthcare, Inc. (a)	158,371	8,593,210
Patterson Cos., Inc.	207,487	8,513,192
Universal Health Services, Inc. Class B	37,901	4,031,908

		31,651,705

Hotels, Restaurants & Leisure 2.9%
Cedar Fair, L.P.	129,945	8,342,469
Darden Restaurants, Inc.	80,055	5,821,600

		14,164,069

Household Durables 2.0%
♦NVR, Inc. (a)	5,994	10,003,986

Insurance 2.4%
♦Markel Corp. (a)	13,343	12,068,744

IT Services 4.3%
CSRA, Inc.	245,581	7,819,299
EVERTEC, Inc.	290,443	5,155,363
Sabre Corp.	100,580	2,509,471
WEX, Inc. (a)	52,210	5,826,636

		21,310,769

Leisure Products 1.8%
Brunswick Corp.	164,752	8,985,574

Life Sciences Tools & Services 1.7%
Bio-Rad Laboratories, Inc. Class A (a)	46,796	8,529,975

Machinery 5.5%
John Bean Technologies Corp.	74,061	6,365,543
Manitowoc Foodservice, Inc. (a)	290,830	5,621,744
Mueller Industries, Inc.	125,884	5,030,325

†	Percentages indicated are based on Fund net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Machinery (continued)
♦Woodward, Inc.	147,348	$10,174,379

		27,191,991

Metals & Mining 2.0%
Compass Minerals International, Inc.	62,265	4,878,463
Reliance Steel & Aluminum Co.	65,746	5,229,437

		10,107,900

Multi-Utilities 2.7%
Black Hills Corp.	126,851	7,781,040
NorthWestern Corp.	100,166	5,696,441

		13,477,481

Real Estate Investment Trusts 5.0%
Blackstone Mortgage Trust, Inc. Class A	187,956	5,651,837
CubeSmart	237,459	6,356,777
GEO Group, Inc. (The)	199,945	7,184,024
Kite Realty Group Trust	233,398	5,480,185

		24,672,823

Real Estate Management & Development 1.2%
Jones Lang LaSalle, Inc.	59,752	6,037,342

Road & Rail 3.2%
AMERCO	15,108	5,583,766
Genesee & Wyoming, Inc. Class A (a)	81,989	5,690,856
Werner Enterprises, Inc.	159,144	4,288,931

		15,563,553

Semiconductors & Semiconductor Equipment 1.3%
Cypress Semiconductor Corp.	570,250	6,523,660

Software 4.0%
MicroStrategy, Inc. Class A (a)	33,647	6,641,918
PTC, Inc. (a)	178,481	8,258,316
TiVo Corp. (a)	239,586	5,007,347

		19,907,581

Specialty Retail 4.3%
♦Advance Auto Parts, Inc.	53,564	9,058,744
Hibbett Sports, Inc. (a)	111,575	4,161,747
Sally Beauty Holdings, Inc. (a)	294,504	7,780,796

		21,001,287

Textiles, Apparel & Luxury Goods 4.4%
Carter’s, Inc.	84,071	7,262,893
Oxford Industries, Inc.	70,967	4,267,246
PVH Corp.	46,216	4,170,532
Steven Madden, Ltd. (a)	171,907	6,145,675

		21,846,346

Total Common Stocks (Cost $435,904,946)		485,235,675

	Principal Amount	Value
Short-Term Investment 1.9%
Repurchase Agreement 1.9%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $9,328,273 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 1/31/23, with a Principal Amount of $9,695,000 and a Market Value of $9,515,613)	$9,328,242	$9,328,242

Total Short-Term Investment (Cost $9,328,242)		9,328,242

Total Investments (Cost $445,233,188) (b)	100.0%	494,563,917
Other Assets, Less Liabilities	0.0 ‡	171,423
Net Assets	100.0%	$494,735,340

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	As of December 31, 2016, cost was $445,760,021 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$60,286,090
Gross unrealized depreciation	(11,482,194)

Net unrealized appreciation	$48,803,896

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$485,235,675	$—	$—	$485,235,675
Short-Term Investment
Repurchase Agreement	—	9,328,242	—	9,328,242

Total Investments in Securities	$485,235,675	$9,328,242	$—	$494,563,917

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $445,233,188)	$494,563,917
Receivables:
Dividends and interest	621,807
Fund shares sold	194,589

Total assets	495,380,313

Liabilities
Payables:
Manager (See Note 3)	329,390
Fund shares redeemed	200,280
NYLIFE Distributors (See Note 3)	42,226
Professional fees	35,865
Shareholder communication	30,511
Custodian	4,866
Trustees	734
Accrued expenses	1,101

Total liabilities	644,973

Net assets	$494,735,340

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$39,485
Additional paid-in capital	396,637,719

396,677,204
Undistributed net investment income	4,288,527
Accumulated net realized gain (loss) on investments	44,438,880
Net unrealized appreciation (depreciation) on investments	49,330,729

Net assets	$494,735,340

Initial Class
Net assets applicable to outstanding shares	$295,530,687

Shares of beneficial interest outstanding	23,248,729

Net asset value per share outstanding	$12.71

Service Class
Net assets applicable to outstanding shares	$199,204,653

Shares of beneficial interest outstanding	16,236,264

Net asset value per share outstanding	$12.27

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$8,069,750
Interest	3,729

Total income	8,073,479

Expenses
Manager (See Note 3)	3,788,209
Distribution/Service—Service Class (See Note 3)	461,237
Shareholder communication	82,609
Professional fees	78,689
Custodian	17,331
Trustees	12,871
Miscellaneous	21,480

Total expenses	4,462,426
Reimbursement from custodian (b)	(18,323)

Net expenses	4,444,103

Net investment income (loss)	3,629,376

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	44,697,350
Net change in unrealized appreciation (depreciation) on investments	31,036,947

Net realized and unrealized gain (loss) on investments	75,734,297

Net increase (decrease) in net assets resulting from operations	$79,363,673

(a)	Dividends recorded net of foreign withholding taxes in the amount of $3,726.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

14	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,629,376	$2,086,232
Net realized gain (loss) on investments	44,697,350	23,580,576
Net change in unrealized appreciation (depreciation) on investments	31,036,947	(44,414,229)

Net increase (decrease) in net assets resulting from operations	79,363,673	(18,747,421)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,335,425)	(1,350,050)
Service Class	(357,424)	(614,341)

	(1,692,849)	(1,964,391)

From net realized gain on investments:
Initial Class	(14,354,673)	(25,743,694)
Service Class	(9,131,749)	(20,940,687)

	(23,486,422)	(46,684,381)

Total dividends and distributions to shareholders	(25,179,271)	(48,648,772)

Capital share transactions:
Net proceeds from sale of shares	68,743,450	136,069,591
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	25,179,271	48,648,772
Cost of shares redeemed	(120,229,987)	(54,518,450)

Increase (decrease) in net assets derived from capital share transactions	(26,307,266)	130,199,913

Net increase (decrease) in net assets	27,877,136	62,803,720

Net Assets
Beginning of year	466,858,204	404,054,484

End of year	$494,735,340	$466,858,204

Undistributed net investment income at end of year	$4,288,527	$2,103,924

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$11.53	$13.52	$13.78	$10.06	$8.96

Net investment income (loss) (a)	0.10	0.08	0.09	0.05	0.09
Net realized and unrealized gain (loss) on investments	1.72	(0.58)	0.72	3.76	1.05

Total from investment operations	1.82	(0.50)	0.81	3.81	1.14

Less dividends and distributions:
From net investment income	(0.05)	(0.07)	(0.04)	(0.09)	(0.04)
From net realized gain on investments	(0.59)	(1.42)	(1.03)	—	—

Total dividends and distributions	(0.64)	(1.49)	(1.07)	(0.09)	(0.04)

Net asset value at end of year	$12.71	$11.53	$13.52	$13.78	$10.06

Total investment return (b)	16.17%	(3.86%)	6.59%	37.90%	12.80%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.82%	0.63%	0.68%	0.39%	0.98%
Net expenses	0.81%	0.81%	0.82%	0.82%	0.83%
Portfolio turnover rate	78%	41%	42%	40%	32%
Net assets at end of year (in 000’s)	$295,531	$282,077	$204,562	$232,795	$128,576

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.

	Year ended December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$11.15	$13.12	$13.41	$9.80	$8.73

Net investment income (loss) (a)	0.07	0.04	0.06	0.01	0.06
Net realized and unrealized gain (loss) on investments	1.66	(0.55)	0.70	3.67	1.03

Total from investment operations	1.73	(0.51)	0.76	3.68	1.09

Less dividends and distributions:
From net investment income	(0.02)	(0.04)	(0.02)	(0.07)	(0.02)
From net realized gain on investments	(0.59)	(1.42)	(1.03)	—	—

Total dividends and distributions	(0.61)	(1.46)	(1.05)	(0.07)	(0.02)

Net asset value at end of year	$12.27	$11.15	$13.12	$13.41	$9.80

Total investment return (b)	15.88%	(4.10%)	6.33%	37.56%	12.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.60%	0.33%	0.44%	0.13%	0.69%
Net expenses	1.06%	1.06%	1.07%	1.07%	1.08%
Portfolio turnover rate	78%	41%	42%	40%	32%
Net assets at end of year (in 000’s)	$199,205	$184,781	$199,493	$192,987	$124,643

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges.

16	MainStay VP Epoch U.S. Small Cap Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Epoch U.S. Small Cap Portfolio (formerly MainStay VP U.S. Small Cap Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1998. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation by investing primarily in securities of small-cap companies.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Broker/dealer quotes
• Benchmark securities	• Two-sided markets
• Reference data (corporate actions or material event notices)	• Bids/offers
• Monthly payment information	• Industry and economic events

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016 there were no securities held by the Portfolio that were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on

18	MainStay VP Epoch U.S. Small Cap Portfolio

federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straightline method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown on the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

19

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch”), a registered investment adviser, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.80% up to $200 million; 0.75% from $200 million to $500 million; 0.725% from $500 million to $1 billion; and 0.70% in excess of $1 billion. During the year ended December 31, 2016, the effective management fee rate was 0.77%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $3,788,209.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distrib-utors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affili-ates or independent third parties, various distribution-related, share-holder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$12,268,748	$36,910,101	$75,391	$48,803,896	$98,058,136

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (“REITs”).

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$248,076	$(248,076)	$—

The reclassifications for the Portfolio are primarily due to return of capital distributions received and REITs.

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$1,692,849	$23,486,422	$12,279,381	$36,369,391

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly,

20	MainStay VP Epoch U.S. Small Cap Portfolio

regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were $375,365 and $406,360, respectively:

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	4,367,533	$46,176,818
Shares issued to shareholders in reinvestment of dividends and distributions	1,325,255	15,690,098
Shares redeemed	(6,901,432)	(84,470,394)

Net increase (decrease)	(1,208,644)	$(22,603,478)

Year ended December 31, 2015:
Shares sold	8,814,618	$112,028,015
Shares issued to shareholders in reinvestment of dividends and distributions	2,315,205	27,093,744
Shares redeemed	(1,799,512)	(23,717,269)

Net increase (decrease)	9,330,311	$115,404,490

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	1,964,613	$22,566,632
Shares issued to shareholders in reinvestment of dividends and distributions	829,923	9,489,173
Shares redeemed	(3,129,270)	(35,759,593)

Net increase (decrease)	(334,734)	$(3,703,788)

Year ended December 31, 2015:
Shares sold	1,873,513	$24,041,576
Shares issued to shareholders in reinvestment of dividends and distributions	1,903,978	21,555,028
Shares redeemed	(2,407,786)	(30,801,181)

Net increase (decrease)	1,369,705	$14,795,423

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Epoch U.S. Small Cap Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Epoch U.S. Small Cap Portfolio, formerly known as MainStay VP U.S. Small Cap Portfolio, (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

22

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Epoch U.S. Small Cap Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Epoch in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Epoch (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates and Epoch and responses from New York Life Investments and Epoch to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and

Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Epoch; (ii) the investment performance of the Portfolio, New York Life Investments and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Epoch from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Epoch. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Epoch. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Epoch resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Epoch

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Epoch. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch provides to the Portfolio. The Board evaluated Epoch’s experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined Epoch’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch, and Epoch’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Epoch. The Board also reviewed Epoch’s willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Epoch’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board noted that the Portfolio had recently underperformed relative to peers but noted that the Portfolio’s longer term performance compared more favorably to peers. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Epoch had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions. The Board considered its discussions with representatives from New York Life Investments and Epoch regarding the Portfolio’s recent underperformance relative to peers. The Board noted that the Portfolio’s longer-term performance compared more favorably to peers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Epoch to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Epoch

The Board considered the costs of the services provided by New York Life Investments and Epoch under the Agreements and the profits realized by New York Life Investments and its affiliates and Epoch due to their relationships with the Portfolio. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In evaluating the costs of the services provided by New York Life Investments and Epoch and profits realized by New York Life Investments and its affiliates and Epoch, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Epoch must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to

24	MainStay VP Epoch U.S. Small Cap Portfolio

maintain a strong financial position is important in order for New York Life Investments and Epoch to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Epoch are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

26	MainStay VP Epoch U.S. Small Cap Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

28	MainStay VP Epoch U.S. Small Cap Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

30	MainStay VP Epoch U.S. Small Cap Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722546	MSVPEUSC11-02/17 (NYLIAC) NI517

MainStay VP Mid Cap Core Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	11.17%	15.40%	7.39%	0.89%
Service Class Shares	10.89	15.11	7.12	1.14

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Index[3]	13.80%	14.72%	7.86%
Average Lipper Variable Products Mid-Cap Core Portfolio[4]	16.87	13.98	7.43

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

The Russell Midcap® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Average Lipper Variable Products Mid-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. diversified equity large-cap floor. Mid-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P MidCap 400® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Mid Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,083.10	$4.50	$1,020.80	$4.37

Service Class Shares	$1,000.00	$1,081.70	$5.81	$1,019.60	$5.64

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.86% for Initial Class and 1.11% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Mid Cap Core Portfolio

Industry Composition as of December 31, 2016 (Unaudited)

Oil, Gas & Consumable Fuels	7.3%
Real Estate Investment Trusts	7.3
Insurance	6.8
Specialty Retail	5.1
Semiconductors & Semiconductor Equipment	4.2
Banks	4.0
Media	3.8
Food Products	3.5
Hotels, Restaurants & Leisure	3.5
Software	3.5
Communications Equipment	3.0
Health Care Equipment & Supplies	3.0
Multi-Utilities	2.9
Metals & Mining	2.7
Machinery	2.5
Capital Markets	2.4
Internet Software & Services	2.3
Aerospace & Defense	2.1
IT Services	2.1
Electric Utilities	2.0
Exchange-Traded Funds	2.0
Airlines	1.7
Technology Hardware, Storage & Peripherals	1.6
Chemicals	1.5
Containers & Packaging	1.5
Multiline Retail	1.3
Building Products	1.2
Health Care Providers & Services	1.2
Household Durables	1.0
Wireless Telecommunication Services	0.9
Auto Components	0.8
Beverages	0.8

Electronic Equipment, Instruments & Components	0.8%
Trading Companies & Distributors	0.8
Internet & Catalog Retail	0.7
Professional Services	0.7
Textiles, Apparel & Luxury Goods	0.7
Biotechnology	0.6
Gas Utilities	0.6
Health Care Technology	0.6
Personal Products	0.6
Road & Rail	0.6
Commercial Services & Supplies	0.5
Consumer Finance	0.5
Industrial Conglomerates	0.5
Energy Equipment & Services	0.4
Household Products	0.4
Pharmaceuticals	0.4
Distributors	0.2
Life Sciences Tools & Services	0.2
Air Freight & Logistics	0.1
Construction & Engineering	0.1
Construction Materials	0.1
Electrical Equipment	0.1
Food & Staples Retailing	0.1
Thrifts & Mortgage Finance	0.1
Automobiles	0.0	‡
Diversified Financial Services	0.0	‡
Diversified Telecommunication Services	0.0	‡
Short-Term Investment	0.3
Other Assets, Less Liabilities	–0.2

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	S&P Midcap 400 Index—Midcap SPDR Trust Series 1

2.	Micron Technology, Inc.

3.	Ross Stores, Inc.

4.	Edison International

5.	Omnicom Group, Inc.
6.	Williams Cos., Inc. (The)

7.	Lincoln National Corp.

8.	SunTrust Banks, Inc.

9.	Dr. Pepper Snapple Group, Inc.

10.	Lam Research Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Mid Cap Core Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Mid Cap Core Portfolio returned 11.17% for Initial Class shares and 10.89% for Service Class shares. Over the same period, both share classes underperformed the 13.80% return of the Russell Midcap® Index,1 which is the Portfolio’s benchmark, and the 16.87% return of the Average Lipper2 Variable Products Mid-Cap Core Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

Allocation effects—being overweight or underweight relative to the Russell Midcap® Index in specific sectors as a result of the Portfolio’s bottom-up stock selection process—and stock selection were the main drivers of the Portfolio’s underperformance of the Russell Midcap® Index.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Information technology, materials and industrials made the strongest positive sector contributions to the Portfolio’s performance relative to the Russell Midcap® Index during the reporting period. (Contributions take weightings and total returns into account.) In information technology the Portfolio benefited from positive stock selection and an overweight position relative to the Russell Midcap® Index. Positive stock selection in materials and industrials helped relative contributions in these sectors.

The weakest sector contributors to the Portfolio’s relative performance were financials, energy and health care. Poor stock selection affected each of these sectors, while underweight positions in the outperforming financials and energy sectors also detracted modestly from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The individual stocks that made the strongest contributions to the Portfolio’s absolute performance included metals & mining company Newmont Mining, which benefited from recovering commodity prices and effective cost-cutting measures; semiconductor company NVIDIA, which experienced strong growth in its video game, automotive and personal computing segments; and metals & mining company United States Steel, which benefited from a rally in steel prices.

Among the individual stocks that made the weakest contributions to the Portfolio’s absolute performance was financial advisory company LPL Financial, which was pressured by lower net interest margins in a low interest-rate environment. Pharmaceutical company AmerisourceBergen also detracted because of broad scrutiny of pricing practices for drugs within the health care sector. Oilfield services provider Superior Energy also detracted when the company’s share price dropped because of disappointing results driven by higher costs.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio entered into new long positions in natural gas enterprise Williams Companies and memory technology maker Micron Technologies. The Portfolio moved to overweight positions in these securities because of their attractive relative valuations and improvements in the outlook for their respective earnings.

The Portfolio exited its formerly overweight positions in video game maker Activision-Blizzard and domestic air carrier Southwest Airlines. In each case, the sale was motivated by a lack of compelling valuation and weak market sentiment.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its weightings relative to the Russell Midcap® Index in the materials and utilities sectors. Over the same period, the Portfolio modestly reduced its weightings relative to the Index in industrials and health care.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio held modestly overweight positions relative to the Russell Midcap® Index in the information technology and consumer discretionary sectors. As of the same date, the Portfolio held modestly underweight positions relative to the Index in industrials and health care.

1.	See footnote on page 5 for more information on the Russell Midcap® Index.
2.	See footnote on page 5 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Mid Cap Core Portfolio

Portfolio of Investments December 31, 2016

	Shares	Value
Common Stocks 97.9%†
Aerospace & Defense 2.1%
Huntington Ingalls Industries, Inc.	38,462	$7,084,316
L3 Technologies, Inc.	46,010	6,998,581
Spirit AeroSystems Holdings, Inc. Class A	113,055	6,596,759

		20,679,656

Air Freight & Logistics 0.1%
C.H. Robinson Worldwide, Inc.	5,607	410,769
Expeditors International of Washington, Inc.	7,914	419,125

		829,894

Airlines 1.7%
Alaska Air Group, Inc.	46,830	4,155,226
Copa Holdings S.A. Class A	62,793	5,703,488
JetBlue Airways Corp. (a)	277,555	6,222,783
United Continental Holdings, Inc. (a)	8,483	618,241

		16,699,738

Auto Components 0.8%
Adient PLC (a)	17	996
Lear Corp.	52,105	6,897,139
Visteon Corp.	9,948	799,222

		7,697,357

Automobiles 0.0%‡
Thor Industries, Inc.	435	43,522

Banks 4.0%
CIT Group, Inc.	30,074	1,283,558
Citizens Financial Group, Inc.	139,959	4,986,739
Commerce Bancshares, Inc.	18,533	1,071,393
Cullen / Frost Bankers, Inc.	34,769	3,067,669
Fifth Third Bancorp	285,049	7,687,771
First Hawaiian, Inc.	55,635	1,937,211
Huntington Bancshares, Inc.	555,989	7,350,175
KeyCorp	256,638	4,688,776
♦SunTrust Banks, Inc.	148,649	8,153,398

		40,226,690

Beverages 0.8%
♦Dr. Pepper Snapple Group, Inc.	89,352	8,101,546

Biotechnology 0.6%
Incyte Corp. (a)	2,122	212,773
OPKO Health, Inc. (a)	163,153	1,517,323
Seattle Genetics, Inc. (a)	2,102	110,922
United Therapeutics Corp. (a)	28,235	4,049,746

		5,890,764

	Shares	Value
Building Products 1.2%
Johnson Controls International PLC	143,164	$5,896,925
Masco Corp.	17,181	543,263
Owens Corning	106,133	5,472,218

		11,912,406

Capital Markets 2.4%
Ameriprise Financial, Inc.	4,436	492,130
Artisan Partners Asset Management, Inc. Class A	18,256	543,116
E*TRADE Financial Corp. (a)	20,267	702,252
Eaton Vance Corp.	69,614	2,915,434
Lazard, Ltd. Class A	148,747	6,112,014
LPL Financial Holdings, Inc.	159,451	5,614,270
Morningstar, Inc.	14,969	1,101,120
Nasdaq, Inc.	32,129	2,156,498
Raymond James Financial, Inc.	55,735	3,860,763

		23,497,597

Chemicals 1.5%
Cabot Corp.	52,727	2,664,823
Celanese Corp. Series A	6,708	528,188
Eastman Chemical Co.	64,162	4,825,624
Huntsman Corp.	249,603	4,762,425
Westlake Chemical Corp.	39,661	2,220,619

		15,001,679

Commercial Services & Supplies 0.5%
Clean Harbors, Inc. (a)	140	7,791
Republic Services, Inc.	79,331	4,525,834

		4,533,625

Communications Equipment 3.0%
ARRIS International PLC (a)	149,163	4,494,281
CommScope Holding Co., Inc. (a)	168,684	6,275,045
EchoStar Corp. Class A (a)	23,523	1,208,847
F5 Networks, Inc. (a)	47,838	6,923,116
Juniper Networks, Inc.	220,982	6,244,951
Motorola Solutions, Inc.	13,435	1,113,627
Palo Alto Networks, Inc. (a)	26,024	3,254,301

		29,514,168

Construction & Engineering 0.1%
Quanta Services, Inc. (a)	24,494	853,616

Construction Materials 0.1%
Eagle Materials, Inc.	13,418	1,322,076

Consumer Finance 0.5%
Santander Consumer USA Holdings, Inc. (a)	14,176	191,376
SLM Corp. (a)	16,634	183,306
Synchrony Financial	131,162	4,757,246

		5,131,928

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Containers & Packaging 1.5%
Berry Plastics Group, Inc. (a)	129,584	$6,314,628
Crown Holdings, Inc. (a)	3,615	190,041
Packaging Corp. of America	73,509	6,235,033
WestRock Co.	39,198	1,990,083

		14,729,785

Distributors 0.2%
Genuine Parts Co.	15,775	1,507,144

Diversified Financial Services 0.0%‡
Voya Financial, Inc.	1,226	48,084

Diversified Telecommunication Services 0.0%‡
CenturyLink, Inc.	1,886	44,849

Electric Utilities 2.0%
Avangrid, Inc.	113,315	4,292,372
♦Edison International	118,832	8,554,716
Entergy Corp.	18,495	1,358,828
Xcel Energy, Inc.	142,750	5,809,925

		20,015,841

Electrical Equipment 0.1%
Regal Beloit Corp.	18,294	1,266,860

Electronic Equipment, Instruments & Components 0.8%
CDW Corp.	27,426	1,428,620
Dolby Laboratories, Inc. Class A	44,340	2,003,725
FLIR Systems, Inc.	829	30,001
Jabil Circuit, Inc.	208,058	4,924,733

		8,387,079

Energy Equipment & Services 0.4%
Baker Hughes, Inc.	1,028	66,789
Nabors Industries, Ltd.	831	13,629
Noble Corp. PLC	313	1,853
Oceaneering International, Inc.	92,192	2,600,736
Rowan Cos. PLC Class A (a)	60,300	1,139,067
Transocean, Ltd. (a)	9,976	147,046

		3,969,120

Food & Staples Retailing 0.1%
Casey’s General Stores, Inc.	10,404	1,236,827
Rite Aid Corp. (a)	2,328	19,183

		1,256,010

Food Products 3.5%
Campbell Soup Co.	116,021	7,015,790
ConAgra Brands, Inc.	50,440	1,994,902
Ingredion, Inc.	50,496	6,309,980
J.M. Smucker Co. (The)	3,538	453,076

	Shares	Value
Food Products (continued)
Pilgrim’s Pride Corp.	287,840	$5,466,082
Post Holdings, Inc. (a)	73,543	5,912,122
Tyson Foods, Inc. Class A	121,513	7,494,922

		34,646,874

Gas Utilities 0.6%
UGI Corp.	126,643	5,835,709

Health Care Equipment & Supplies 3.0%
Alere, Inc. (a)	116,164	4,526,911
Align Technology, Inc. (a)	309	29,704
C.R. Bard, Inc.	468	105,141
Edwards Lifesciences Corp. (a)	70	6,559
Hill-Rom Holdings, Inc.	78,268	4,393,965
Hologic, Inc. (a)	178,333	7,154,720
IDEXX Laboratories, Inc. (a)	22,649	2,656,048
Intuitive Surgical, Inc. (a)	6,224	3,947,074
ResMed, Inc.	48,623	3,017,057
Teleflex, Inc.	21,072	3,395,753
Zimmer Biomet Holdings, Inc.	2,213	228,382

		29,461,314

Health Care Providers & Services 1.2%
AmerisourceBergen Corp.	49,488	3,869,467
Premier, Inc. Class A (a)	57,858	1,756,569
WellCare Health Plans, Inc. (a)	46,637	6,393,000

		12,019,036

Health Care Technology 0.6%
Allscripts Healthcare Solutions, Inc. (a)	400,315	4,087,216
Cerner Corp. (a)	35,292	1,671,782

		5,758,998

Hotels, Restaurants & Leisure 3.5%
Aramark	94,886	3,389,328
Brinker International, Inc.	109,253	5,411,301
Darden Restaurants, Inc.	18,266	1,328,303
Domino’s Pizza, Inc.	2,882	458,930
Extended Stay America, Inc.	27,445	443,237
International Game Technology PLC	209,715	5,351,927
Marriott International, Inc. Class A	5,373	444,239
Panera Bread Co. Class A (a)	3,064	628,396
Six Flags Entertainment Corp.	102,804	6,164,128
Vail Resorts, Inc.	29,709	4,792,359
Wyndham Worldwide Corp.	89,715	6,851,534

		35,263,682

Household Durables 1.0%
Garmin, Ltd.	120,761	5,855,701
Harman International Industries, Inc.	18,483	2,054,570
Tupperware Brands Corp.	47,895	2,520,235

		10,430,506

10	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Household Products 0.4%
Church & Dwight Co., Inc.	96	$4,242
Energizer Holdings, Inc.	6,587	293,846
Spectrum Brands Holdings, Inc.	31,669	3,874,069

		4,172,157

Industrial Conglomerates 0.5%
Carlisle Cos., Inc.	46,749	5,155,947

Insurance 6.8%
Alleghany Corp. (a)	2,334	1,419,352
Allied World Assurance Co. Holdings, A.G.	121,574	6,529,740
AmTrust Financial Services, Inc.	176,811	4,841,085
Aspen Insurance Holdings, Ltd.	5,291	291,005
Assurant, Inc.	37,963	3,525,244
Assured Guaranty, Ltd.	168,616	6,368,626
Axis Capital Holdings, Ltd.	1,915	124,992
Everest Re Group, Ltd.	31,435	6,802,534
First American Financial Corp.	156,629	5,737,320
FNF Group	107,270	3,642,889
Hanover Insurance Group, Inc. (The)	13,705	1,247,292
Hartford Financial Services Group, Inc. (The)	146,036	6,958,615
♦Lincoln National Corp.	123,198	8,164,332
Old Republic International Corp.	69,428	1,319,132
Principal Financial Group, Inc.	41,541	2,403,562
Progressive Corp. (The)	49,885	1,770,918
Reinsurance Group of America, Inc.	20,278	2,551,581
Unum Group	87,104	3,826,479
Validus Holdings, Ltd.	1,210	66,562

		67,591,260

Internet & Catalog Retail 0.7%
Expedia, Inc.	59,703	6,763,156
Liberty Interactive Corp. QVC Group Class A (a)	1,791	35,784

		6,798,940

Internet Software & Services 2.3%
Akamai Technologies, Inc. (a)	106,462	7,098,886
GoDaddy, Inc. Class A (a)	155,879	5,447,971
IAC/InterActiveCorp (a)	70,804	4,587,391
VeriSign, Inc. (a)	80,735	6,141,512

		23,275,760

IT Services 2.1%
Amdocs, Ltd.	61,448	3,579,346
Booz Allen Hamilton Holding Corp.	1,333	48,081
Computer Sciences Corp.	21,712	1,290,127
CoreLogic, Inc. (a)	151,234	5,569,948
DST Systems, Inc.	5,699	610,648
Euronet Worldwide, Inc. (a)	7,112	515,122
Fidelity National Information Services, Inc.	25,464	1,926,097

	Shares	Value
IT Services (continued)
Fiserv, Inc. (a)	10,919	$1,160,471
Global Payments, Inc.	576	39,980
Teradata Corp. (a)	201,604	5,477,581
Western Union Co. (The)	43,054	935,133
WEX, Inc. (a)	146	16,294

		21,168,828

Life Sciences Tools & Services 0.2%
Bruker Corp.	15,111	320,051
Charles River Laboratories International, Inc. (a)	16,035	1,221,707
Quintiles IMS Holdings, Inc. (a)	8,251	627,488
VWR Corp. (a)	159	3,980
Waters Corp. (a)	1,862	250,234

		2,423,460

Machinery 2.5%
Allison Transmission Holdings, Inc.	50,888	1,714,417
Cummins, Inc.	1,528	208,832
Ingersoll-Rand PLC	69,581	5,221,358
Oshkosh Corp.	92,269	5,961,500
PACCAR, Inc.	889	56,807
Stanley Black & Decker, Inc.	30,924	3,546,673
Timken Co. (The)	42,243	1,677,047
Trinity Industries, Inc.	224,092	6,220,794

		24,607,428

Media 3.8%
AMC Networks, Inc. Class A (a)	110,079	5,761,535
Cable One, Inc.	3,633	2,258,745
Cinemark Holdings, Inc.	57,400	2,201,864
Clear Channel Outdoor Holdings, Inc. Class A	54,233	273,877
Interpublic Group of Cos., Inc. (The)	182,445	4,271,037
Liberty SiriusXM Group
Class A (a)	62,878	2,170,549
Class C (a)	64,544	2,189,333
Lions Gate Entertainment Corp. Class A	51,999	1,398,773
Live Nation Entertainment, Inc. (a)	69,118	1,838,539
News Corp.
Class A	756	8,664
Class B	402	4,744
♦Omnicom Group, Inc.	99,221	8,444,699
Regal Entertainment Group Class A	248,564	5,120,418
Sirius XM Holdings, Inc.	513,052	2,283,081
TEGNA, Inc.	49	1,048

		38,226,906

Metals & Mining 2.7%
Newmont Mining Corp.	210,651	7,176,879
Nucor Corp.	72,004	4,285,678
Reliance Steel & Aluminum Co.	25,692	2,043,542
Steel Dynamics, Inc.	192,265	6,840,789
United States Steel Corp.	206,730	6,824,157

		27,171,045

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Multi-Utilities 2.9%
Ameren Corp.	44,651	$2,342,392
CenterPoint Energy, Inc.	276,049	6,801,847
CMS Energy Corp.	11,065	460,525
Consolidated Edison, Inc.	107,974	7,955,524
DTE Energy Co.	41,528	4,090,923
MDU Resources Group, Inc.	2,081	59,871
Public Service Enterprise Group, Inc.	135,610	5,950,567
WEC Energy Group, Inc.	26,957	1,581,028

		29,242,677

Multiline Retail 1.3%
Dillard’s, Inc. Class A	4,155	260,477
Dollar General Corp.	30,633	2,268,986
Dollar Tree, Inc. (a)	26,435	2,040,253
Kohl’s Corp.	83,840	4,140,019
Macy’s, Inc.	33,892	1,213,673
Nordstrom, Inc.	72,899	3,494,049

		13,417,457

Oil, Gas & Consumable Fuels 7.3%
Antero Resources Corp. (a)	43,963	1,039,725
Cabot Oil & Gas Corp.	14,691	343,182
Cimarex Energy Co.	3,742	508,538
Concho Resources, Inc. (a)	7,390	979,914
CONSOL Energy, Inc.	312,735	5,701,159
Continental Resources, Inc. (a)	6,327	326,093
Devon Energy Corp.	35,116	1,603,748
Diamondback Energy, Inc. (a)	1,337	135,117
EQT Corp.	6,431	420,587
Hess Corp.	13,903	866,018
Laredo Petroleum, Inc. (a)	49,922	705,897
Marathon Oil Corp.	38,877	672,961
Marathon Petroleum Corp.	127,525	6,420,884
Murphy Oil Corp.	120	3,736
Newfield Exploration Co. (a)	16,582	671,571
Noble Energy, Inc.	47,325	1,801,189
ONEOK, Inc.	132,500	7,606,825
QEP Resources, Inc. (a)	213,815	3,936,334
Range Resources Corp.	2,513	86,347
Rice Energy, Inc. (a)	149,260	3,186,701
SM Energy Co.	107,253	3,698,083
Southwestern Energy Co. (a)	326,823	3,536,225
Targa Resources Corp.	128,915	7,228,264
Tesoro Corp.	79,360	6,940,032
♦Williams Cos., Inc. (The)	266,179	8,288,814
World Fuel Services Corp.	120,112	5,514,342
WPX Energy, Inc. (a)	793	11,554

		72,233,840

	Shares	Value
Personal Products 0.6%
Herbalife, Ltd. (a)	7,532	$362,591
Nu Skin Enterprises, Inc. Class A	111,285	5,317,197

		5,679,788

Pharmaceuticals 0.4%
Mallinckrodt PLC (a)	73,859	3,679,656
Perrigo Co. PLC	2,927	243,614

		3,923,270

Professional Services 0.7%
Dun & Bradstreet Corp. (The)	28	3,397
ManpowerGroup, Inc.	72,252	6,421,035
Robert Half International, Inc.	3,381	164,925

		6,589,357

Real Estate Investment Trusts 7.3%
Annaly Capital Management, Inc.	150,255	1,498,042
Apple Hospitality REIT, Inc.	122,364	2,444,833
Brixmor Property Group, Inc.	17,640	430,769
Columbia Property Trust, Inc.	91,393	1,974,089
Communications Sales & Leasing, Inc.	162,433	4,127,423
Corporate Office Properties Trust	20,615	643,600
DCT Industrial Trust, Inc.	1,166	55,828
Digital Realty Trust, Inc.	682	67,013
Duke Realty Corp.	52,413	1,392,089
Empire State Realty Trust, Inc. Class A	53,015	1,070,373
Equinix, Inc.	6,842	2,445,399
Equity Commonwealth (a)	9,566	289,276
Equity LifeStyle Properties, Inc.	74,943	5,403,390
Federal Realty Investment Trust	6,021	855,644
HCP, Inc.	5,794	172,198
Hospitality Properties Trust	203,371	6,454,996
Host Hotels & Resorts, Inc.	328,928	6,197,004
Iron Mountain, Inc.	59,846	1,943,798
Lamar Advertising Co. Class A	72,102	4,848,139
Mid-America Apartment Communities, Inc.	1,526	149,426
National Retail Properties, Inc.	22	972
Outfront Media, Inc.	198,562	4,938,237
Prologis, Inc.	52,358	2,763,979
Quality Care Properties, Inc. (a)	237	3,674
Realty Income Corp.	25,058	1,440,334
Senior Housing Properties Trust	236,080	4,468,994
Spirit Realty Capital, Inc.	742	8,058
Starwood Property Trust, Inc.	151,077	3,316,140
Ventas, Inc.	60,416	3,777,208
VEREIT, Inc.	639,148	5,407,192
Welltower, Inc.	49,340	3,302,326
WP Carey, Inc.	6,156	363,758

		72,254,201

Road & Rail 0.6%
Landstar System, Inc.	67,863	5,788,714

12	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Semiconductors & Semiconductor Equipment 4.2%
Cree, Inc. (a)	49,326	$1,301,713
KLA-Tencor Corp.	35,541	2,796,366
♦Lam Research Corp.	76,375	8,075,129
♦Micron Technology, Inc. (a)	441,143	9,669,855
NVIDIA Corp.	55,991	5,976,479
ON Semiconductor Corp. (a)	242,405	3,093,088
Qorvo, Inc. (a)	97,324	5,131,894
Teradyne, Inc.	213,610	5,425,694

		41,470,218

Software 3.5%
CA, Inc.	126,199	4,009,342
Citrix Systems, Inc. (a)	84,307	7,529,458
Electronic Arts, Inc. (a)	80,775	6,361,839
Fortinet, Inc. (a)	191,894	5,779,848
Nuance Communications, Inc. (a)	386,353	5,756,660
Red Hat, Inc. (a)	2,746	191,396
Synopsys, Inc. (a)	91,900	5,409,234

		35,037,777

Specialty Retail 5.1%
Best Buy Co., Inc.	164,628	7,024,677
Burlington Stores, Inc. (a)	76,783	6,507,359
Dick’s Sporting Goods, Inc.	103,353	5,488,044
Foot Locker, Inc.	93,540	6,631,051
GameStop Corp. Class A	56,282	1,421,683
Gap, Inc. (The)	229,420	5,148,185
L Brands, Inc.	3,124	205,684
Murphy USA, Inc. (a)	59,652	3,666,809
O’Reilly Automotive, Inc. (a)	883	245,836
♦Ross Stores, Inc.	142,464	9,345,638
Staples, Inc.	39,368	356,280
Urban Outfitters, Inc. (a)	146,651	4,176,621

		50,217,867

Technology Hardware, Storage & Peripherals 1.6%
NCR Corp. (a)	156,322	6,340,420
NetApp, Inc.	196,705	6,937,785
Western Digital Corp.	38,665	2,627,287

		15,905,492

Textiles, Apparel & Luxury Goods 0.7%
Michael Kors Holdings, Ltd. (a)	111,853	4,807,442
PVH Corp.	22,999	2,075,430

		6,882,872

Thrifts & Mortgage Finance 0.1%
New York Community Bancorp, Inc.	56,245	894,858

Trading Companies & Distributors 0.8%
HD Supply Holdings, Inc. (a)	901	38,302
MSC Industrial Direct Co., Inc. Class A	536	49,521

	Shares	Value
Trading Companies & Distributors (continued)
United Rentals, Inc. (a)	69,785	$7,367,900
WESCO International, Inc. (a)	2,728	181,548

		7,637,271

Wireless Telecommunication Services 0.9%
Sprint Corp. (a)	808,448	6,807,132
Telephone & Data Systems, Inc.	82,372	2,378,080
United States Cellular Corp. (a)	3,472	151,796

		9,337,008

Total Common Stocks (Cost $853,201,498)		973,681,551

Exchange-Traded Funds 2.0% (b)
S&P 500 Index—SPDR Trust Series 1	13,523	3,022,796
♦S&P Midcap 400 Index—Midcap SPDR Trust Series 1	54,642	16,487,131

Total Exchange-Traded Funds (Cost $17,252,111)		19,509,927

	Number of Rights
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR, Expires 1/30/19 (a)(c)(d)	24,754	25,123
Safeway PDC LLC CVR, Expires 1/30/17 (a)(c)(d)	24,754	1,208

Total Rights (Cost $26,331)		26,331

	Principal Amount
Short-Term Investment 0.3%
Repurchase Agreement 0.3%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $3,037,698 (Collateralized by a United States Treasury Note with a rate of 2.50% and a maturity date of 8/15/23, with a Principal Amount of $3,030,000 and a Market Value of $3,103,038)	$3,037,688	3,037,688

Total Short-Term Investment (Cost $3,037,688)		3,037,688

Total Investments (Cost $873,517,628) (e)	100.2%	996,255,497
Other Assets, Less Liabilities	(0.2)	(2,186,301)
Net Assets	100.0%	$994,069,196

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

‡	Less than 0.01%.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, the total market value of these securities was $26,331, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(d)	Illiquid security—As of December 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $26,331, which represented less than one-tenth of a percent of the Portfolio’s net assets.
(e)	As of December 31, 2016, cost was $881,878,938 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$128,638,379
Gross unrealized depreciation	(14,261,820)

Net unrealized appreciation	$114,376,559

The following abbreviations are used in the preceding pages:

CVR—Contingent Value Right

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$973,681,551	$—	$—	$973,681,551
Exchange-Traded Funds	19,509,927	—	—	19,509,927
Rights (b)	—	—	26,331	26,331
Short-Term Investment
Repurchase Agreement	—	3,037,688	—	3,037,688

Total Investments in Securities	$993,191,478	$3,037,688	$26,331	$996,255,497

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $26,331 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2016
Rights
Food & Staples Retailing	$26,331	$—	$—	$—	$—	$—	$—	$—	$26,331	$—

14	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $873,517,628)	$996,255,497
Cash	19,930
Receivables:
Dividends and interest	1,585,727
Investment securities sold	484,187
Fund shares sold	107,913

Total assets	998,453,254

Liabilities
Payables:
Investment securities purchased	3,097,798
Manager (See Note 3)	683,412
Fund shares redeemed	385,822
NYLIFE Distributors (See Note 3)	93,425
Shareholder communication	60,539
Professional fees	34,929
Custodian	24,677
Trustees	1,444
Accrued expenses	2,012

Total liabilities	4,384,058

Net assets	$994,069,196

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$74,833
Additional paid-in capital	858,918,651

858,993,484
Undistributed net investment income	9,496,332
Accumulated net realized gain (loss) on investments	2,841,511
Net unrealized appreciation (depreciation) on investments	122,737,869

Net assets	$994,069,196

Initial Class
Net assets applicable to outstanding shares	$558,782,567

Shares of beneficial interest outstanding	41,802,149

Net asset value per share outstanding	$13.37

Service Class
Net assets applicable to outstanding shares	$435,286,629

Shares of beneficial interest outstanding	33,030,351

Net asset value per share outstanding	$13.18

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends	$18,534,521
Interest	169

Total income	18,534,690

Expenses
Manager (See Note 3)	8,100,229
Distribution/Service—Service Class (See Note 3)	1,056,163
Shareholder communication	156,899
Professional fees	100,630
Custodian	45,356
Trustees	24,865
Miscellaneous	35,506

Total expenses before waiver/reimbursement	9,519,648
Expense waiver/reimbursement from Manager (See Note 3)	(267,513)
Reimbursement from custodian (a)	(24,778)

Net expenses	9,227,357

Net investment income (loss)	9,307,333

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	10,420,223
Net change in unrealized appreciation (depreciation) on investments	83,937,878

Net realized and unrealized gain (loss) on investments	94,358,101

Net increase (decrease) in net assets resulting from operations	$103,665,434

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

16	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$9,307,333	$7,181,755
Net realized gain (loss) on investments	10,420,223	62,812,136
Net change in unrealized appreciation (depreciation) on investments	83,937,878	(108,191,939)

Net increase (decrease) in net assets resulting from operations	103,665,434	(38,198,048)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(4,481,020)	(2,861,825)
Service Class	(2,361,678)	(1,440,935)

	(6,842,698)	(4,302,760)

From net realized gain on investments:
Initial Class	(36,976,648)	(69,883,271)
Service Class	(29,027,147)	(61,835,766)

	(66,003,795)	(131,719,037)

Total dividends and distributions to shareholders	(72,846,493)	(136,021,797)

Capital share transactions:
Net proceeds from sale of shares	95,251,344	164,402,543
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	72,846,493	136,021,797
Cost of shares redeemed	(137,358,544)	(113,901,352)

Increase (decrease) in net assets derived from capital share transactions	30,739,293	186,522,988

Net increase (decrease) in net assets	61,558,234	12,303,143

Net Assets
Beginning of year	932,510,962	920,207,819

End of year	$994,069,196	$932,510,962

Undistributed net investment income at end of year	$9,496,332	$7,235,724

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$13.00	$15.83	$16.18	$12.23	$11.40

Net investment income (loss) (a)	0.13	0.13	0.10	0.12	0.17
Net realized and unrealized gain (loss) on investments	1.28	(0.73)	2.07	4.93	1.80

Total from investment operations	1.41	(0.60)	2.17	5.05	1.97

Less dividends and distributions:
From net investment income	(0.11)	(0.09)	(0.09)	(0.16)	(0.10)
From net realized gain on investments	(0.93)	(2.14)	(2.43)	(0.94)	(1.04)

Total dividends and distributions	(1.04)	(2.23)	(2.52)	(1.10)	(1.14)

Net asset value at end of year	$13.37	$13.00	$15.83	$16.18	$12.23

Total investment return (b)	11.17%	(3.68%)	14.38%	42.18%	17.52%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.09%	0.88%	0.62%	0.79%	1.38%
Net expenses	0.86%	0.86%	0.85%	0.85%	0.89%
Expenses (before waiver/reimbursement)	0.89%	0.88%	0.88%	0.89%	—
Portfolio turnover rate	164%	174%	172%	167%	186%
Net assets at end of year (in 000’s)	$558,783	$506,368	$440,409	$397,964	$231,959

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$12.83	$15.64	$16.03	$12.13	$11.31

Net investment income (loss) (a)	0.12	0.09	0.06	0.08	0.15
Net realized and unrealized gain (loss) on investments	1.24	(0.71)	2.03	4.89	1.78

Total from investment operations	1.36	(0.62)	2.09	4.97	1.93

Less dividends and distributions:
From net investment income	(0.08)	(0.05)	(0.05)	(0.13)	(0.07)
From net realized gain on investments	(0.93)	(2.14)	(2.43)	(0.94)	(1.04)

Total dividends and distributions	(1.01)	(2.19)	(2.48)	(1.07)	(1.11)

Net asset value at end of year	$13.18	$12.83	$15.64	$16.03	$12.13

Total investment return (b)	10.89%	(3.92%)	14.10%	41.82%	17.22%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.83%	0.61%	0.37%	0.53%	1.26%
Net expenses	1.11%	1.11%	1.10%	1.10%	1.14%
Expenses (before waiver/reimbursement)	1.14%	1.13%	1.13%	1.14%	—
Portfolio turnover rate	164%	174%	172%	167%	186%
Net assets at end of year (in 000’s)	$435,287	$426,143	$479,799	$420,462	$282,772

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

18	MainStay VP Mid Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Mid Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on July 2, 2001. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 of the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

19

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Broker/dealer quotes
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, rights and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the oversight of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2016 and can change at any time in response to, among other relevant factors, market

20	MainStay VP Mid Cap Core Portfolio

conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to

21

Notes to Financial Statements (continued)

risk until the sale or exercise of each right or warrant is completed. As of December 31, 2016, the Portfolio did not hold any warrants.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory

Agreement with New York Life Investments, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.85% up to $1 billion; and 0.80% in excess of $1 billion. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) do not exceed 0.86% for the Initial Class shares. New York Life Investments has agreed to apply an equivalent waiver or reimbursement in an equal to the number of basis points to the Service Class shares. This agreement expires on May 1, 2017 and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2016, the effective management fee rate was 0.85%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $8,100,229 and waived/reimbursed expenses in the amount of $267,513.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$9,230,100	$11,202,813	$266,240	$114,376,559	$135,075,712

22	MainStay VP Mid Cap Core Portfolio

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, and partnerships. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (“REITs”).

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(204,027)	$204,027	$—

The reclassifications for the Portfolio are primarily due to return of capital distributions received, Real Estate Investment Trusts (“REITs”), and partnerships.

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$6,842,698	$66,003,795	$55,779,517	$80,242,280

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $1,569,809 and $1,600,124, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	4,134,540	$52,525,855
Shares issued to shareholders in reinvestment of dividends and distributions	3,244,952	41,457,668
Shares redeemed	(4,526,801)	(59,743,346)

Net increase (decrease)	2,852,691	$34,240,177

Year ended December 31, 2015:
Shares sold	7,716,396	$120,192,491
Shares issued to shareholders in reinvestment of dividends and distributions	5,620,610	72,745,096
Shares redeemed	(2,216,383)	(33,682,762)

Net increase (decrease)	11,120,623	$159,254,825

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	3,303,451	$42,725,489
Shares issued to shareholders in reinvestment of dividends and distributions	2,490,611	31,388,825
Shares redeemed	(5,984,662)	(77,615,198)

Net increase (decrease)	(190,600)	$(3,500,884)

Year ended December 31, 2015:
Shares sold	2,901,053	$44,210,052
Shares issued to shareholders in reinvestment of dividends and distributions	4,952,096	63,276,701
Shares redeemed	(5,301,399)	(80,218,590)

Net increase (decrease)	2,551,750	$27,268,163

23

Notes to Financial Statements (continued)

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but any party might ask the Court to direct entry of a final judgment in order to make the order immediately appealable. The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
Mid Cap Core	$808,180	$790,269

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP Mid Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Mid Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Mid Cap Core Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Mid Cap Core Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Portfolio, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Portfolio, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment

26	MainStay VP Mid Cap Core Portfolio

advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings provides to the Portfolio. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Portfolio. The

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered

28	MainStay VP Mid Cap Core Portfolio

information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also considered its discussions with representatives from New York Life Investments regarding the Portfolio’s contractual management fee.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay VP Mid Cap Core Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

32	MainStay VP Mid Cap Core Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP Mid Cap Core Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722994	MSVPMCC11-02/17 (NYLIAC) NI527

MainStay VP Common Stock Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	9.12%	14.82%	6.45%	0.58%
Service Class Shares	8.85	14.54	6.18	0.83

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[2]	11.96%	14.66%	6.95%
Russell 1000® Index[3]	12.05	14.69	7.08
Average Lipper Variable Products Multi-Cap Core Portfolio[4]	10.17	12.47	6.11

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.

The Russell 1000® Index is the Portfolio’s secondary benchmark. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Average Lipper Variable Products Multi-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap core portfolios typically have average characteristics compared to the S&P SuperComposite 1500® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Common Stock Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,068.50	$3.07	$1,022.20	$3.00

Service Class Shares	$1,000.00	$1,067.10	$4.36	$1,020.90	$4.27

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.59% for Initial Class and 0.84% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Common Stock Portfolio

Industry Composition as of December 31, 2016 (Unaudited)

Banks	6.9%
Oil, Gas & Consumable Fuels	6.1
Internet Software & Services	5.8
Technology Hardware, Storage & Peripherals	5.4
Pharmaceuticals	4.7
Insurance	4.4
Health Care Providers & Services	4.2
Software	4.0
Specialty Retail	3.8
Media	3.6
Semiconductors & Semiconductor Equipment	3.6
Aerospace & Defense	2.8
Diversified Telecommunication Services	2.7
Internet & Catalog Retail	2.5
IT Services	2.5
Food Products	2.4
Industrial Conglomerates	2.3
Tobacco	2.3
Beverages	2.2
Food & Staples Retailing	2.2
Capital Markets	2.1
Biotechnology	2.0
Diversified Financial Services	2.0
Health Care Equipment & Supplies	2.0
Exchange-Traded Fund	1.9
Electric Utilities	1.7

Household Products	1.6%
Hotels, Restaurants & Leisure	1.5
Chemicals	1.1
Communications Equipment	1.1
Metals & Mining	1.0
Machinery	0.9
Multi-Utilities	0.9
Multiline Retail	0.9
Real Estate Investment Trusts	0.9
Energy Equipment & Services	0.6
Commercial Services & Supplies	0.5
Household Durables	0.5
Trading Companies & Distributors	0.5
Air Freight & Logistics	0.4
Professional Services	0.4
Textiles, Apparel & Luxury Goods	0.4
Airlines	0.3
Building Products	0.2
Consumer Finance	0.1
Containers & Packaging	0.1
Electronic Equipment, Instruments & Components	0.0	‡
Life Sciences Tools & Services	0.0	‡
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of December 31, 2016 (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	JPMorgan Chase & Co.

5.	Johnson & Johnson
6.	Berkshire Hathaway, Inc. Class B

7.	Amazon.com, Inc.

8.	S&P 500 Index—SPDR Trust Series 1

9.	AT&T, Inc.

10.	Exxon Mobil Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Common Stock Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Common Stock Portfolio returned 9.12% for Initial Class shares and 8.85% for Service Class shares. Over the same period, both share classes underperformed the 11.96% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and the 12.05% return of the Russell 1000® Index,1 which is the secondary benchmark of the Portfolio. Both share classes underperformed the 10.17% return of the Average Lipper2 Variable Products Multi-Cap Core Portfolio for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection was the largest driver of the Portfolio’s underperformance relative to the S&P 500® Index. Allocation effects—being overweight or underweight relative to the benchmark in specific sectors as a result of the Portfolio’s bottom-up stock-selection process—also detracted from relative performance but to a lesser extent.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The strongest positive sector contributors to the Portfolio’s performance relative to the S&P 500® Index were health care, consumer staples and telecommunication services. (Contributions take weightings and total returns into account.) In each case, stock selection was a positive contributor to performance. During the reporting period, the Portfolio held an underweight position relative to the S&P 500® Index in health care and an overweight position in telecommunication services, and these weightings also contributed positively to the Portfolio’s relative performance.

The weakest sector contributors to the Portfolio’s relative performance were energy, industrials and financials. In each case, stock selection detracted from the Portfolio’s relative performance. Underweight positions relative to the S&P 500® Index in energy and financials also hurt the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

On an absolute basis, the Portfolio’s strongest stock performers included banking company JPMorgan Chase; diversified telecommunication services company AT&T; and oil, gas & consumable fuels company Exxon Mobil.

JPMorgan Chase posted strong returns amid widespread anticipation of rising interest rates and looser regulations. AT&T was a positive contributor because of strong margins and the potential for a more favorable regulatory environment. Exxon Mobil’s shares advanced as spot oil prices rallied.

On an absolute basis, the Portfolio’s weakest performers included pharmaceutical company Gilead Sciences, health care service provider McKesson and air carrier Delta Air Lines.

Shares of Gilead Sciences declined as sales fell for the company’s Hepatitis C treatment, Harvoni. The price of McKesson shares weakened when the company reported disappointing earnings. Delta Air Lines saw its share price decline as the cost of fuel increased.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio established new—and eventually overweight—positions in health care insurer Humana and military defense company Lockheed Martin. The Portfolio’s investment process viewed both companies as attractive because of improving earnings trends and positive cash flows.

The Portfolio exited its formerly overweight positions in health care service provider McKesson and air carrier Delta Air Lines. The Portfolio’s investment process viewed both companies as unattractive because of weak valuations and deteriorating earnings trends.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its weightings relative to the S&P 500® Index in the consumer staples and utilities sectors. Over the same period, the Portfolio modestly reduced its weightings relative to the benchmark in industrials and health care.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio held modestly overweight positions relative to the S&P 500® Index in the information technology and consumer staples sectors. As of the same date, the Portfolio held modestly underweight positions relative to the Index in industrials and real estate sectors.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Common Stock Portfolio

Portfolio of Investments December 31, 2016

	Shares	Value
Common Stocks 98.1%†
Aerospace & Defense 2.8%
Boeing Co. (The)	44,991	$7,004,199
Curtiss-Wright Corp.	11,967	1,177,074
Huntington Ingalls Industries, Inc.	18,945	3,489,479
L-3 Communications Holdings, Inc.	24,865	3,782,215
Lockheed Martin Corp.	23,106	5,775,114
Northrop Grumman Corp.	3,515	817,519
United Technologies Corp.	33	3,617

		22,049,217

Air Freight & Logistics 0.4%
FedEx Corp.	4,668	869,182
United Parcel Service, Inc. Class B	16,578	1,900,502

		2,769,684

Airlines 0.3%
JetBlue Airways Corp. (a)	1,843	41,320
United Continental Holdings, Inc. (a)	28,966	2,111,042

		2,152,362

Banks 6.9%
Bank of America Corp.	562,841	12,438,786
BB&T Corp.	862	40,531
Citigroup, Inc.	143,869	8,550,135
Cullen / Frost Bankers, Inc.	20,410	1,800,774
Huntington Bancshares, Inc.	316,167	4,179,728
♦JPMorgan Chase & Co.	183,047	15,795,126
SunTrust Banks, Inc.	48,012	2,633,458
U.S. Bancorp	29,864	1,534,114
Umpqua Holdings Corp.	728	13,672
Wells Fargo & Co.	114,749	6,323,817

		53,310,141

Beverages 2.2%
Coca-Cola Co. (The)	84,289	3,494,622
Dr. Pepper Snapple Group, Inc.	45,404	4,116,781
PepsiCo., Inc.	88,496	9,259,336

		16,870,739

Biotechnology 2.0%
AbbVie, Inc.	64,072	4,012,189
Amgen, Inc.	28,690	4,194,765
Celgene Corp. (a)	1,961	226,986
Gilead Sciences, Inc.	95,986	6,873,557

		15,307,497

Building Products 0.2%
Johnson Controls International PLC	36,952	1,522,053

Capital Markets 2.1%
Bank of New York Mellon Corp. (The)	41,994	1,989,676

	Shares	Value
Capital Markets (continued)
E*TRADE Financial Corp. (a)	112,496	$3,897,986
Goldman Sachs Group, Inc. (The)	2,551	610,837
Nasdaq, Inc.	33,965	2,279,731
Raymond James Financial, Inc.	48,443	3,355,647
State Street Corp.	57,660	4,481,335

		16,615,212

Chemicals 1.1%
Dow Chemical Co. (The)	23,131	1,323,556
Eastman Chemical Co.	50,160	3,772,534
LyondellBasell Industries N.V. Class A	40,593	3,482,067

		8,578,157

Commercial Services & Supplies 0.5%
Waste Management, Inc.	53,947	3,825,382

Communications Equipment 1.1%
Cisco Systems, Inc.	87,521	2,644,885
F5 Networks, Inc. (a)	26,232	3,796,295
Juniper Networks, Inc.	81,381	2,299,827

		8,741,007

Consumer Finance 0.1%
Synchrony Financial	31,038	1,125,748

Containers & Packaging 0.1%
International Paper Co.	16,067	852,515

Diversified Financial Services 2.0%
♦Berkshire Hathaway, Inc. Class B (a)	95,096	15,498,746

Diversified Telecommunication Services 2.7%
♦AT&T, Inc.	326,965	13,905,822
Verizon Communications, Inc.	132,543	7,075,145

		20,980,967

Electric Utilities 1.7%
American Electric Power Co., Inc.	9,298	585,402
Duke Energy Corp.	17,315	1,343,990
Edison International	41,726	3,003,855
Exelon Corp.	98,748	3,504,566
FirstEnergy Corp.	597	18,489
NextEra Energy, Inc.	27,445	3,278,580
Southern Co. (The)	18,588	914,344
Xcel Energy, Inc.	19,920	810,744

		13,459,970

Electronic Equipment, Instruments & Components 0.0%‡
Jabil Circuit, Inc.	7,076	167,489

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest Holdings or Issuers, as of December 31, 2016. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Energy Equipment & Services 0.6%
FMC Technologies, Inc. (a)	49,336	$1,752,908
Nabors Industries, Ltd.	60,651	994,676
National Oilwell Varco, Inc.	9,186	343,924
Schlumberger, Ltd.	13,698	1,149,947
Transocean, Ltd. (a)	8,590	126,617

		4,368,072

Food & Staples Retailing 2.2%
CVS Health Corp.	36,732	2,898,522
Kroger Co. (The)	8,647	298,408
Sysco Corp.	81,431	4,508,835
Wal-Mart Stores, Inc.	106,611	7,368,952
Walgreens Boots Alliance, Inc.	19,042	1,575,916

		16,650,633

Food Products 2.4%
Archer-Daniels-Midland Co.	96,154	4,389,430
Campbell Soup Co.	62,828	3,799,209
Ingredion, Inc.	26,074	3,258,207
J.M. Smucker Co. (The)	5,322	681,535
Post Holdings, Inc. (a)	31,618	2,541,771
Tyson Foods, Inc. Class A	59,751	3,685,442

		18,355,594

Health Care Equipment & Supplies 2.0%
Baxter International, Inc.	91,994	4,079,014
Becton Dickinson & Co.	27,045	4,477,300
Danaher Corp.	23,764	1,849,790
Hologic, Inc. (a)	97,539	3,913,265
Medtronic PLC	11,063	788,017

		15,107,386

Health Care Providers & Services 4.2%
Aetna, Inc.	41,019	5,086,766
Anthem, Inc.	34,398	4,945,400
Cigna Corp.	11,545	1,539,988
Express Scripts Holding Co. (a)	47,889	3,294,284
Humana, Inc.	22,730	4,637,602
UnitedHealth Group, Inc.	59,016	9,444,921
WellCare Health Plans, Inc. (a)	26,327	3,608,905

		32,557,866

Hotels, Restaurants & Leisure 1.5%
Cracker Barrel Old Country Store, Inc.	7,985	1,333,335
McDonald’s Corp.	33,746	4,107,563
Starbucks Corp.	21,646	1,201,786
Wyndham Worldwide Corp.	50,328	3,843,550
Yum! Brands, Inc.	13,636	863,568

		11,349,802

Household Durables 0.5%
Garmin, Ltd.	51,089	2,477,306
Harman International Industries, Inc.	12,465	1,385,609

		3,862,915

	Shares	Value
Household Products 1.6%
Kimberly-Clark Corp.	632	$72,124
Procter & Gamble Co. (The)	142,838	12,009,819

		12,081,943

Industrial Conglomerates 2.3%
3M Co.	35,851	6,401,913
General Electric Co.	350,707	11,082,341
Honeywell International, Inc.	2,722	315,344

		17,799,598

Insurance 4.4%
Aflac, Inc.	60,300	4,196,880
Allstate Corp. (The)	35,768	2,651,124
American International Group, Inc.	3,756	245,304
Assurant, Inc.	31,818	2,954,620
Everest Re Group, Ltd.	15,878	3,435,999
First American Financial Corp.	43,044	1,576,702
Hartford Financial Services Group, Inc. (The)	35,669	1,699,628
Lincoln National Corp.	61,826	4,097,209
Principal Financial Group, Inc.	29,835	1,726,253
Prudential Financial, Inc.	50,187	5,222,459
Travelers Cos., Inc. (The)	34,498	4,223,245
Unum Group	44,215	1,942,365

		33,971,788

Internet & Catalog Retail 2.5%
♦Amazon.com, Inc. (a)	19,679	14,756,692
Expedia, Inc.	32,780	3,713,318
Priceline Group, Inc. (The) (a)	351	514,587

		18,984,597

Internet Software & Services 5.8%
Akamai Technologies, Inc. (a)	57,284	3,819,697
♦Alphabet, Inc.
Class A (a)	12,990	10,293,926
Class C (a)	13,039	10,063,761
eBay, Inc. (a)	157,557	4,677,867
Facebook, Inc. Class A (a)	90,905	10,458,620
j2 Global, Inc.	21,423	1,752,401
VeriSign, Inc. (a)	46,006	3,499,677

		44,565,949

IT Services 2.5%
CoreLogic, Inc. (a)	32,903	1,211,818
Fidelity National Information Services, Inc.	6,371	481,902
International Business Machines Corp.	16,411	2,724,062
Mastercard, Inc. Class A	37,491	3,870,946
Science Applications International Corp.	20,681	1,753,749
Teradata Corp. (a)	116,790	3,173,184
Visa, Inc. Class A	73,822	5,759,592
Western Union Co. (The)	23,003	499,625

		19,474,878

10	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services 0.0%‡
Agilent Technologies, Inc.	8,178	$372,590
Thermo Fisher Scientific, Inc.	64	9,030

		381,620

Machinery 0.9%
Cummins, Inc.	50	6,833
Oshkosh Corp.	51,597	3,333,682
Trinity Industries, Inc.	110,188	3,058,819
Woodward, Inc.	7,793	538,107

		6,937,441

Media 3.6%
AMC Networks, Inc. Class A (a)	64,906	3,397,180
Cinemark Holdings, Inc.	33,903	1,300,519
Comcast Corp. Class A	143,873	9,934,431
Interpublic Group of Cos., Inc. (The)	84,956	1,988,820
Omnicom Group, Inc.	49,034	4,173,284
Time Warner, Inc.	15,201	1,467,352
Walt Disney Co. (The)	54,454	5,675,196

		27,936,782

Metals & Mining 1.0%
Newmont Mining Corp.	79,540	2,709,928
Steel Dynamics, Inc.	97,738	3,477,518
United States Steel Corp.	37,415	1,235,069

		7,422,515

Multi-Utilities 0.9%
Ameren Corp.	7,534	395,234
CenterPoint Energy, Inc.	103,615	2,553,073
CMS Energy Corp.	373	15,524
Consolidated Edison, Inc.	31,700	2,335,656
DTE Energy Co.	14,572	1,435,488

		6,734,975

Multiline Retail 0.9%
Kohl’s Corp.	36,863	1,820,295
Nordstrom, Inc.	51,739	2,479,850
Target Corp.	34,644	2,502,336

		6,802,481

Oil, Gas & Consumable Fuels 6.1%
Apache Corp.	32,442	2,059,094
Chevron Corp.	50,024	5,887,825
ConocoPhillips	17,418	873,339
Devon Energy Corp.	13,591	620,701
EOG Resources, Inc.	6,302	637,132
♦Exxon Mobil Corp.	152,737	13,786,042
Marathon Petroleum Corp.	87,053	4,383,119
Newfield Exploration Co. (a)	43,549	1,763,734
Noble Energy, Inc.	27,088	1,030,969
ONEOK, Inc.	71,192	4,087,133
QEP Resources, Inc. (a)	83,271	1,533,019
Southwestern Energy Co. (a)	164,586	1,780,820

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Tesoro Corp.	43,094	$3,768,570
Valero Energy Corp.	69,475	4,746,532
Williams Cos., Inc. (The)	10,232	318,624

		47,276,653

Pharmaceuticals 4.7%
Allergan PLC (a)	134	28,141
Bristol-Myers Squibb Co.	7,002	409,197
♦Johnson & Johnson	135,646	15,627,776
Mallinckrodt PLC (a)	43,190	2,151,726
Merck & Co., Inc.	97,696	5,751,364
Mylan N.V. (a)	22,060	841,589
Perrigo Co. PLC	4,450	370,373
Pfizer, Inc.	338,811	11,004,581

		36,184,747

Professional Services 0.4%
ManpowerGroup, Inc.	39,156	3,479,794

Real Estate Investment Trusts 0.9%
American Tower Corp.	26,423	2,792,383
Communications Sales & Leasing, Inc.	17,138	435,476
Crown Castle International Corp.	376	32,625
Hospitality Properties Trust	19,305	612,741
Host Hotels & Resorts, Inc.	145,288	2,737,226
Public Storage	658	147,063
Ventas, Inc.	7,925	495,471

		7,252,985

Semiconductors & Semiconductor Equipment 3.6%
Applied Materials, Inc.	136,656	4,409,889
Intel Corp.	269,991	9,792,573
Lam Research Corp.	39,879	4,216,407
Micron Technology, Inc. (a)	222,250	4,871,720
Qorvo, Inc. (a)	27,670	1,459,039
QUALCOMM, Inc.	32,358	2,109,742
Teradyne, Inc.	37,007	939,978

		27,799,348

Software 4.0%
Activision Blizzard, Inc.	102,988	3,718,897
Citrix Systems, Inc. (a)	43,927	3,923,120
♦Microsoft Corp.	346,121	21,507,959
Oracle Corp.	39,266	1,509,778

		30,659,754

Specialty Retail 3.8%
Best Buy Co., Inc.	88,579	3,779,666
Dick’s Sporting Goods, Inc.	57,951	3,077,198
Foot Locker, Inc.	51,057	3,619,431
Gap, Inc. (The)	138,095	3,098,852
Home Depot, Inc. (The)	36,010	4,828,221
Lowe’s Cos., Inc.	67,638	4,810,414

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Specialty Retail (continued)
Ross Stores, Inc.	47,755	$3,132,728
Staples, Inc.	185,828	1,681,743
Urban Outfitters, Inc. (a)	46,781	1,332,323

		29,360,576

Technology Hardware, Storage & Peripherals 5.4%
♦Apple, Inc.	240,952	27,907,061
Hewlett Packard Enterprise Co.	65,039	1,505,003
HP, Inc.	67,041	994,888
NCR Corp. (a)	83,212	3,375,079
NetApp, Inc.	107,271	3,783,448
Seagate Technology PLC	101,202	3,862,880

		41,428,359

Textiles, Apparel & Luxury Goods 0.4%
Michael Kors Holdings, Ltd. (a)	41,488	1,783,154
PVH Corp.	15,279	1,378,777

		3,161,931

Tobacco 2.3%
Altria Group, Inc.	128,776	8,707,833
Philip Morris International, Inc.	97,712	8,939,671

		17,647,504

Trading Companies & Distributors 0.5%
United Rentals, Inc. (a)	38,021	4,014,257

Total Common Stocks (Cost $663,836,470)		757,439,629

	Shares	Value
Exchange-Traded Fund 1.9% (b)
♦S&P 500 Index—SPDR Trust Series 1	65,438	$14,627,356

Total Exchange-Traded Fund (Cost $14,354,684)		14,627,356

Total Investments (Cost $678,191,154) (c)	100.0%	772,066,985
Other Assets, Less Liabilities	0.0 ‡	234,978
Net Assets	100.0%	$772,301,963
‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of December 31, 2016, cost was $681,305,326 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$100,741,390
Gross unrealized depreciation	(9,979,731)

Net unrealized appreciation	$90,761,659

The following abbreviation is used in the preceding pages:

SPDR—Standard & Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$757,439,629	$—	$—	$757,439,629
Exchange-Traded Fund	14,627,356	—	—	14,627,356

Total Investments in Securities	$772,066,985	$—	$—	$772,066,985

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $678,191,154)	$772,066,985
Cash	36,780
Receivables:
Dividends and interest	1,035,161
Fund shares sold	253,272

Total assets	773,392,198

Liabilities
Payables:
Fund shares redeemed	590,753
Manager (See Note 3)	356,430
Shareholder communication	49,468
NYLIFE Distributors (See Note 3)	41,131
Professional fees	34,981
Custodian	14,803
Trustees	1,100
Accrued expenses	1,569

Total liabilities	1,090,235

Net assets	$772,301,963

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$30,238
Additional paid-in capital	635,480,682

635,510,920
Undistributed net investment income	11,163,475
Accumulated net realized gain (loss) on investments	31,751,737
Net unrealized appreciation (depreciation) on investments	93,875,831

Net assets	$772,301,963

Initial Class
Net assets applicable to outstanding shares	$577,309,982

Shares of beneficial interest outstanding	22,553,043

Net asset value per share outstanding	$25.60

Service Class
Net assets applicable to outstanding shares	$194,991,981

Shares of beneficial interest outstanding	7,685,062

Net asset value per share outstanding	$25.37

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends	$15,794,254
Interest	125

Total income	15,794,379

Expenses
Manager (See Note 3)	3,987,111
Distribution/Service—Service Class (See Note 3)	425,319
Shareholder communication	129,194
Professional fees	89,934
Custodian	25,904
Trustees	19,174
Miscellaneous	28,487

Total expenses	4,705,123
Reimbursement from custodian (a)	(21,720)

Net expenses	4,683,403

Net investment income (loss)	11,110,976

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	34,344,804
Net change in unrealized appreciation (depreciation) on investments	19,953,541

Net realized and unrealized gain (loss) on investments	54,298,345

Net increase (decrease) in net assets resulting from operations	$65,409,321

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

14	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$11,110,976	$11,229,685
Net realized gain (loss) on investments	34,344,804	46,151,128
Net change in unrealized appreciation (depreciation) on investments	19,953,541	(51,732,649)

Net increase (decrease) in net assets resulting from operations	65,409,321	5,648,164

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(8,623,415)	(8,011,726)
Service Class	(2,364,176)	(1,738,285)

	(10,987,591)	(9,750,011)

From net realized gain on investments:
Initial Class	(35,260,971)	(44,902,603)
Service Class	(11,192,144)	(11,265,810)

	(46,453,115)	(56,168,413)

Total dividends and distributions to shareholders	(57,440,706)	(65,918,424)

Capital share transactions:
Net proceeds from sale of shares	74,657,918	70,330,526
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	57,440,706	65,918,424
Cost of shares redeemed	(97,758,570)	(92,834,602)

Increase (decrease) in net assets derived from capital share transactions	34,340,054	43,414,348

Net increase (decrease) in net assets	42,308,669	(16,855,912)

Net Assets
Beginning of year	729,993,294	746,849,206

End of year	$772,301,963	$729,993,294

Undistributed net investment income at end of year	$11,163,475	$11,106,299

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$25.43	$27.80	$24.58	$18.40	$16.02

Net investment income (loss)	0.40 (a)	0.42 (a)	0.37 (a)	0.37	0.32 (a)
Net realized and unrealized gain (loss) on investments	1.82	(0.28)	3.19	6.16	2.36

Total from investment operations	2.22	0.14	3.56	6.53	2.68

Less dividends and distributions:
From net investment income	(0.40)	(0.38)	(0.34)	(0.35)	(0.30)
From net realized gain on investments	(1.65)	(2.13)	—	—	—

Total dividends and distributions	(2.05)	(2.51)	(0.34)	(0.35)	(0.30)

Net asset value at end of year	$25.60	$25.43	$27.80	$24.58	$18.40

Total investment return (b)	9.12%	0.85%	14.53%	35.66%	16.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.57%	1.55%	1.44%	1.48%	1.80%
Net expenses	0.58%	0.57%	0.58%	0.58%	0.59%
Portfolio turnover rate	125%	112%	111%	108%	132%
Net assets at end of year (in 000’s)	$577,310	$580,635	$605,679	$570,986	$472,324

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$25.23	$27.61	$24.44	$18.31	$15.94

Net investment income (loss)	0.33 (a)	0.35 (a)	0.31 (a)	0.26	0.27 (a)
Net realized and unrealized gain (loss) on investments	1.81	(0.27)	3.15	6.17	2.35

Total from investment operations	2.14	0.08	3.46	6.43	2.62

Less dividends and distributions:
From net investment income	(0.35)	(0.33)	(0.29)	(0.30)	(0.25)
From net realized gain on investments	(1.65)	(2.13)	—	—	—

Total dividends and distributions	(2.00)	(2.46)	(0.29)	(0.30)	(0.25)

Net asset value at end of year	$25.37	$25.23	$27.61	$24.44	$18.31

Total investment return (b)	8.85%	0.60%	14.25%	35.32%	16.43%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.30%	1.19%	1.23%	1.54%
Net expenses	0.83%	0.82%	0.83%	0.83%	0.84%
Portfolio turnover rate	125%	112%	111%	108%	132%
Net assets at end of year (in 000’s)	$194,992	$149,358	$141,170	$90,813	$59,329

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

16	MainStay VP Common Stock Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Common Stock Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Broker/dealer quotes
• Benchmark securities	• Two-sided markets
• Reference data (corporate actions or material event notices)	• Bids/offers
• Monthly payment information	• Industry and economic events

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or

Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were valued in such a manner.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal,

18	MainStay VP Common Stock Portfolio

state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are consid-

ered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of

19

Notes to Financial Statements (continued)

New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% in excess of $1 billion. During the year ended December 31, 2016, the effective management fee rate was 0.54%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $3,987,111.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the ‘‘Plan’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$12,311,535	$33,717,849	$—	$90,761,659	$136,791,043

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(66,209)	$66,209	$—

The reclassifications for the Portfolio are primarily due to return of capital distributions received, Real Estate Investment Trusts (“REITs”), and security litigations.

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$10,987,591	$46,453,115	$9,750,011	$56,168,413

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to

20	MainStay VP Common Stock Portfolio

the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities were $924,096 and $935,190, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	278,659	$6,983,347
Shares issued to shareholders in reinvestment of dividends and distributions	1,787,464	43,884,386
Shares redeemed	(2,350,010)	(59,802,788)

Net increase (decrease)	(283,887)	$(8,935,055)

Year ended December 31, 2015:
Shares sold	853,748	$23,904,233
Shares issued to shareholders in reinvestment of dividends and distributions	2,157,342	52,914,328
Shares redeemed	(1,964,634)	(53,923,887)

Net increase (decrease)	1,046,456	$22,894,674

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	2,699,734	$67,674,571
Shares issued to shareholders in reinvestment of dividends and distributions	556,736	13,556,320
Shares redeemed	(1,491,700)	(37,955,782)

Net increase (decrease)	1,764,770	$43,275,109

Year ended December 31, 2015:
Shares sold	1,695,627	$46,426,293
Shares issued to shareholders in reinvestment of dividends and distributions	534,011	13,004,096
Shares redeemed	(1,421,486)	(38,910,715)

Net increase (decrease)	808,152	$20,519,674

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United States Bankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”).

On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in

21

Notes to Financial Statements (continued)

the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but any party might ask the Court to direct entry of a final judgment in order to make the order immediately appealable.

The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
Common Stock	$1,300,602	$1,174,184

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP Common Stock Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Common Stock Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Common Stock Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Common Stock Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Portfolio, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Portfolio, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments

24	MainStay VP Common Stock Portfolio

manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings provides to the Portfolio. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Portfolio.

26	MainStay VP Common Stock Portfolio

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay VP Common Stock Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

29

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

30	MainStay VP Common Stock Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP Common Stock Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722779	MSVPCS11-02/17 (NYLIAC) NI511

MainStay VP Balanced Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	10.24%	10.26%	6.11%	0.79%
Service Class Shares	9.96	9.99	5.85	1.04

Benchmark Performance	One Year	Five Years	Ten Years
Russell Midcap® Value Index[3]	20.00%	15.70%	7.59%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index[4]	2.08	1.85	3.84
Balanced Composite Index[5]	12.76	10.13	6.52
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[6]	6.93	8.81	5.21

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

The Russel Midcap Value® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe. It includes those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Portfolio has selected the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index measures the performance of U.S. dollar-denominated U.S. Treasury’s, government-
related and investment-grade U.S. corporate securities that have a remaining maturity of greater than one year and less than ten years. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Balanced Composite Index as an additional benchmark. The Balanced Composite Index consists of the Russell Midcap® Value Index (60% weighted) and the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index (40% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,050.60	$3.97	$1,021.30	$3.91

Service Class Shares	$1,000.00	$1,049.30	$5.25	$1,020.00	$5.18

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Balanced Portfolio

Portfolio Composition as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 0.50%–2.00%, due 4/30/17–11/15/26
2.	iShares Intermediate Government / Credit Bond ETF
3.	iShares Intermediate Credit Bond ETF
4.	Vanguard Mid-Cap Value ETF
5.	Federal National Mortgage Association, 0.875%–1.875%, due 4/27/17–9/24/26
6.	JPMorgan Chase & Co.
7.	Fifth Third Bancorp
8.	SunTrust Banks, Inc.
9.	S&P Midcap 400 Index—Midcap SPDR Trust Series 1
10.	Goldman Sachs Group, Inc. (The)

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S. Yoon, CFA, of New York Life Investment Management LLC, the Portfolio’s Manager; Thomas J. Girard, Donald F. Serek, CFA, and George S. Cherpelis of NYL Investors LLC, the Portfolio’s fixed-income Subadvisor; and Andrew Ver Planck, CFA, and Migene Kim, CFA, of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), the Portfolio’s equity Subadvisor.

How did MainStay VP Balanced Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Balanced Portfolio returned 10.24% for Initial Class shares and 9.96% for Service Class shares. Over the same period both share classes underperformed the 20.00% return of the Russell Midcap® Value Index,1 which is the Portfolio’s primary benchmark, and outperformed the 2.08% return of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the 12.76% return of the Balanced Composite Index,1 which is an additional benchmark of the Portfolio. Both share classes outperformed the 6.93% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the 12 months ended December 31, 2016.

What factors affected the relative performance of the equity portion of the Portfolio during the reporting period?

Stock selection was the largest reason why the equity portion of the Portfolio underperformed the Russell Midcap® Value Index during the reporting period. Allocation effects—being overweight or underweight specific sectors as a result of the Portfolio’s bottom-up stock selection process—also detracted but to a lesser degree.

Which sectors were the strongest positive contributors to relative performance in the equity portion of the Portfolio, and which sectors were particularly weak?

Real estate, utilities and telecommunication services were the strongest contributing sectors in the equity portion of the Portfolio. (Contributions take weightings and total returns into account.) The contribution from real estate was driven by positive allocation effects from the Portfolio’s underweight position relative to the Russell Midcap® Value Index. In utilities and telecommunication services, positive contributions resulted primarily from favorable stock selection.

The weakest sector contributions to relative performance in the equity portion of the Portfolio came from energy, consumer discretionary and financials. Weak stock selection affected all three of these sectors, and the equity portion of the Portfolio held an overweight position in the underperforming consumer discretionary sector, which also detracted modestly from relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which stocks detracted the most?

On an absolute basis, the strongest-performing stocks in the equity portion of the Portfolio were metals & mining company Newmont Mining, semiconductor company NVIDIA, and iron & steel company U.S. Steel. Newmont Mining benefited from recovering commodity prices and effective cost-cutting measures. NVIDIA experienced strong growth across its video game, automotive and personal computing segments. U.S. Steel was supported by a rally in steel prices.

On an absolute basis, the weakest-performing stocks in the equity portion of the Portfolio were pharmaceutical companies Mallinckrodt and Alkermes, which both faced headwinds associated with increased scrutiny of drug pricing. Leisure and hospitality company Royal Caribbean Cruises was also among the weakest performers in the equity portion of the Portfolio because of concerns that demand was slowing.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio entered into new long positions in data storage device maker Western Digital and integrated natural gas company Williams Companies. The equity portion of the Portfolio moved to overweight positions in these securities because of their attractive relative valuations and improvements in their respective earnings outlooks.

During the reporting period, the equity portion of the Portfolio exited its position in NVIDIA. The company’s valuation was no longer compelling, and during the reporting period the company transitioned out of the Russell Midcap® Value Index and is now considered a growth company. The equity portion of the Portfolio also exited its formerly overweight position in Royal Caribbean Cruises as price, industry and earnings trends deteriorated during the reporting period.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the equity portion of the Portfolio modestly increased its weightings relative to the Russell Midcap Value® Index in the utilities and consumer discretionary sectors. Over the same period, the equity portion of the Portfolio modestly reduced its weightings relative to the benchmark in industrials and health care.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Balanced Portfolio

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the equity portion of the Portfolio held modestly overweight positions relative to the Russell Midcap® Value Index in the information technology and consumer staples sectors. As of the same date, the Portfolio held modestly underweight positions relative to the Russell Midcap® Value Index in real estate and utilities.

What factors affected relative performance in the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds, asset-backed securities and commercial mortgage-backed securities. These allocations made the most substantial contributions to the performance of the fixed-income portion of the Portfolio relative to that Index.

During the opening weeks of 2016, equities, corporate bonds, commercial mortgage-backed securities and asset backed securities underperformed, and the fixed-income portion of the Portfolio underperformed the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index during this portion of the reporting period. Later in the first quarter, markets settled down and performance improved across the core fixed-income spread3 asset classes. Over the balance of the year, the core fixed-income spread assets performed well, albeit with some volatility. The fixed-income portion of the Portfolio maintained these overweight positions throughout the year, and the positions benefited relative performance.

What was the duration4 strategy of the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio maintained a duration close to that of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index during the reporting period. At different times and in anticipation of various events, the fixed-income portion of the Portfolio may have had a duration slightly longer or shorter than that of its benchmark. For example, when the U.K.’s vote on whether or not to exit the European Union (“Brexit”) approached, the fixed-income portion of the Portfolio had a duration that was slightly longer than that of its benchmark. As of December 31, 2016, the fixed-income portion of the Portfolio had a duration of 4.05 years, which compared to a duration of 4.01 years for the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

The first quarter of 2016 provided a challenging environment for high-grade corporate bonds. Volatility persisted throughout the quarter, leading to significant spread movements and substantial underperformance until midway through the first quarter. This prompted us to add to corporate bonds in the fixed-income portion of the Portfolio. In the latter half of the first quarter, spreads recovered, which led to significant outperformance. During this time, the clear underperformer was the financials subsector. Industrials were one of the best performing subsectors. The divergent performance among industrials and financials was primarily driven by the energy and basic materials subsectors, which rallied significantly after commodity prices began to recover from their low point during the reporting period. Later in the year, as corporate bonds spreads tightened steadily, we reduced the corporate bond position in the fixed-income portion of the Portfolio.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

Corporate bonds were the strongest contributor to performance in the fixed-income portion of the Portfolio. In corporate bonds, industrials made the most substantial positive contribution. Within industrials, energy, basic materials and communications were the strongest performers.

Within corporate bonds, real estate investment trusts (REITs), finance companies, and sovereigns were the worst-performing segments for the fixed-income portion of the Portfolio.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio sought to purchase corporate bonds during periods of market weakness. These purchases included JP Morgan and Ford Motor Credit. The fixed-income portion of the Portfolio also sought to sell corporate bonds such as Walgreens and Goldmans Sachs as the market rallied.

3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. Spread assets or spread asset classes are securities or asset classes that typically trade at a spread to comparable U.S. Treasury securities.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.

9

During the reporting period, how did sector weightings change in the fixed-income portion of the Portfolio?

The fixed-income portion of the Portfolio maintained its overweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in financials, but reduced the size of the position during the reporting period, moving from 8.7 percentage points overweight at the beginning of the reporting period to 5.4 percentage points overweight at the end.

The fixed-income portion of the Portfolio started 2016 with a position in the industrials sector that was overweight relative to the benchmark by 3.8 percentage points. By the end of the reporting period, the fixed-income portion of the Portfolio was underweight relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index by 1 percentage point. In industrials, the fixed-income portion of the Portfolio remained overweight relative to Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in energy and basic materials, and we increased the degree to which the fixed-income portion of the Portfolio was underweight in consumer noncyclicals.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the fixed-income portion of the Portfolio was slightly underweight relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in corporate bonds. As of the same date, the fixed-income portion of the Portfolio was overweight relative to this Index in financials. Within financials, the fixed-income portion of the Portfolio was overweight relative to the Index in the banking and REIT industries.

As of December 31, 2016, the fixed-income portion of the Portfolio had a slightly underweight position relative to the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index in industrials. In industrials, the fixed-income portion of the Portfolio was overweight basic materials and energy.

As of the same date, the fixed-income portion of the Portfolio was slightly overweight in utilities, and it was underweight sovereigns, supranationals and foreign agency securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Balanced Portfolio

Portfolio of Investments December 31, 2016

	Principal Amount	Value
Long-Term Bonds 36.0%† Asset-Backed Securities 1.3%
Automobile 0.1%
Chesapeake Funding LLC Series 2013-1A, Class A 0.983%, due 1/7/25 (a)(b)	$37,214	$37,200
Hertz Vehicle Financing LLC Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	200,000	198,681

		235,881

Other ABS 1.2%
Apartment Investment & Management Co. CLO Series 2014-AA, Class A 2.236%, due 7/20/26 (a)(b)	250,000	249,525
Apidos CLO XXV Series 2016-25A, Class A1 2.203%, due 10/20/28 (a)(b)	475,000	474,829
Ares XXVII CLO, Ltd. Series 2013-2A, Class A1 1.993%, due 7/28/25 (a)(b)	200,000	200,276
Babson CLO, Ltd. Series 2013-IA, Class A 1.796%, due 4/20/25 (a)(b)	450,000	448,452
Carlyle Global Market Strategies CLO, Ltd. Series 2014-2A, Class A 2.287%, due 5/15/25 (a)(b)	250,000	250,840
Cedar Funding IV CLO, Ltd. Series 2014-4A, Class A1 2.215%, due 10/23/26 (a)(b)	250,000	249,838
Dryden Senior Loan Fund Series 2014-33A, Class AR 2.316%, due 10/15/28 (a)(b)	250,000	250,072
Dryden XXXI Senior Loan Fund Series 2014-31A, Class A 2.029%, due 4/18/26 (a)(b)	280,000	280,515
Finn Square CLO, Ltd. Series 2012-1A, Class A1R 2.067%, due 12/24/23 (a)(b)	250,000	250,005
Galaxy CLO, Ltd. Series 2012-14A, Class AR 2.251%, due 11/15/26 (a)(b)	250,000	248,663
Magnetite VIII, Ltd. Series 2014-8A, Class AR 2.18%, due 4/15/26 (a)(b)	260,000	259,917
Magnetite XII, Ltd. Series 2015-12A, Class AR 2.256%, due 4/15/27 (a)(b)	250,000	250,100

	Principal Amount	Value
Other ABS (continued)
Neuberger Berman CLO XIX, Ltd. Series 2015-19A, Class A1 2.10%, due 7/15/27 (a)(b)	$350,000	$349,470
Octagon Loan Funding, Ltd. Series 2014-1A, Class A1 2.251%, due 11/18/26 (a)(b)	450,000	448,897
Race Point VIII CLO, Ltd. Series 2013-8A, Class A 2.061%, due 2/20/25 (a)(b)	270,000	269,689
Sheridan Square CLO, Ltd. Series 2013-1A, Class A2 1.85%, due 4/15/25 (a)(b)	275,000	273,416
THL Credit Wind River CLO, Ltd. Series 2012-1A, Class AR 2.33%, due 1/15/26 (a)(b)	250,000	249,755
Volvo Financial Equipment LLC Series 2016-IA, Class A3 1.67%, due 2/18/20 (a)	100,000	100,123

		5,104,382

Total Asset-Backed Securities (Cost $5,345,092)		5,340,263

Corporate Bonds 14.6%
Auto Manufacturers 0.8%
Daimler Finance North America LLC 1.50%, due 7/5/19 (a)	1,000,000	983,875
Ford Motor Credit Co. LLC
3.219%, due 1/9/22	1,200,000	1,186,556
3.336%, due 3/18/21	450,000	453,122
General Motors Financial Co., Inc.
3.20%, due 7/6/21	150,000	148,749
4.375%, due 9/25/21	700,000	726,120

		3,498,422

Banks 5.0%
Bank of America Corp.
2.625%, due 4/19/21	500,000	496,569
4.45%, due 3/3/26	850,000	875,957
Bank of New York Mellon Corp. (The) 2.05%, due 5/3/21	550,000	539,826
Branch Banking & Trust Co. 2.85%, due 4/1/21	650,000	659,952
Citigroup, Inc.
2.90%, due 12/8/21	1,150,000	1,146,897
4.60%, due 3/9/26	750,000	775,187
Cooperatieve Rabobank U.A. 4.375%, due 8/4/25	1,000,000	1,026,128

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	$1,500,000	$1,513,302
Discover Bank 3.10%, due 6/4/20	850,000	860,188
♦Fifth Third Bancorp 4.30%, due 1/16/24	1,250,000	1,283,950
♦Goldman Sachs Group, Inc. (The)
2.35%, due 11/15/21	350,000	340,046
2.875%, due 2/25/21	1,200,000	1,205,549
5.375%, due 3/15/20	125,000	135,623
6.00%, due 6/15/20	300,000	332,682
HBOS PLC 6.75%, due 5/21/18 (a)	1,250,000	1,318,121
HSBC Bank USA N.A. 6.00%, due 8/9/17	425,000	436,288
Huntington National Bank (The)
2.20%, due 11/6/18	250,000	250,708
2.875%, due 8/20/20	500,000	504,454
♦JPMorgan Chase & Co. 3.875%, due 9/10/24	2,200,000	2,226,041
Korea Development Bank (The) 3.875%, due 5/4/17	475,000	478,396
Manufacturers & Traders Trust Co. 2.30%, due 1/30/19	250,000	251,844
Morgan Stanley
4.35%, due 9/8/26	1,000,000	1,024,748
5.50%, due 1/26/20	725,000	785,996
♦SunTrust Banks, Inc. 2.70%, due 1/27/22	575,000	575,244
UBS Group Funding Jersey, Ltd. 4.125%, due 4/15/26 (a)	1,250,000	1,278,405
Wells Fargo & Co. 4.10%, due 6/3/26	225,000	227,968

		20,550,069

Beverages 0.4%
Anheuser-Busch InBev Finance, Inc.
2.65%, due 2/1/21	350,000	352,011
3.65%, due 2/1/26	1,200,000	1,218,228

		1,570,239

Building Materials 0.4%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	850,000	874,180
Masco Corp.
3.50%, due 4/1/21	325,000	325,812
4.375%, due 4/1/26	475,000	479,750

		1,679,742

Chemicals 0.6%
Airgas, Inc. 2.375%, due 2/15/20	500,000	500,247

	Principal Amount	Value
Chemicals (continued)
Albemarle Corp. 3.00%, due 12/1/19	$350,000	$357,944
LYB International Finance B.V. 4.00%, due 7/15/23	400,000	417,917
NewMarket Corp. 4.10%, due 12/15/22	400,000	407,170
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	210,000	205,735
Westlake Chemical Corp. 3.60%, due 8/15/26 (a)	750,000	721,372

		2,610,385

Computers 0.1%
Hewlett Packard Enterprise Co. 3.60%, due 10/15/20	325,000	330,627

Electric 1.3%
Arizona Public Service Co. 2.20%, due 1/15/20	250,000	250,293
Dominion Resources, Inc. 2.00%, due 8/15/21	275,000	266,688
Emera U.S. Finance, L.P. 2.70%, due 6/15/21 (a)	750,000	742,382
Engie S.A. 1.625%, due 10/10/17 (a)	150,000	150,032
Entergy Corp. 4.00%, due 7/15/22	750,000	784,258
Exelon Corp. 2.85%, due 6/15/20	425,000	429,537
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	500,000	517,329
Great Plains Energy, Inc. 4.85%, due 6/1/21	280,000	298,298
Kansas City Power & Light Co. 7.15%, due 4/1/19	250,000	276,652
Niagara Mohawk Power Corp. 2.721%, due 11/28/22 (a)	100,000	99,530
Southern Co. (The) 2.95%, due 7/1/23	1,350,000	1,332,571

		5,147,570

Electronics 0.3%
Amphenol Corp. 3.125%, due 9/15/21	175,000	177,708
Fortive Corp. 2.35%, due 6/15/21 (a)	1,000,000	986,627

		1,164,335

Finance—Credit Card 0.3%
American Express Credit Corp. 1.543%, due 3/18/19 (b)	350,000	350,668

12	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Credit Card (continued)
Capital One Bank USA N.A. 2.15%, due 11/21/18	$675,000	$676,220
Discover Financial Services
3.85%, due 11/21/22	100,000	101,523
5.20%, due 4/27/22	25,000	26,934

		1,155,345

Food 0.3%
Ingredion, Inc.
1.80%, due 9/25/17	75,000	75,095
4.625%, due 11/1/20	250,000	267,944
Mondelez International Holdings Netherlands B.V. 2.00%, due 10/28/21 (a)	1,000,000	958,040

		1,301,079

Health Care—Products 0.2%
Becton, Dickinson & Co. 3.734%, due 12/15/24	750,000	766,967

Insurance 0.6%
Assurant, Inc. 2.50%, due 3/15/18	300,000	303,134
Chubb INA Holdings, Inc. 3.35%, due 5/3/26	425,000	430,487
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	725,000	791,875
Pricoa Global Funding I 2.20%, due 6/3/21 (a)	250,000	245,554
Voya Financial, Inc. 2.90%, due 2/15/18	622,000	629,704

		2,400,754

Iron & Steel 0.1%
Carpenter Technology Corp. 4.45%, due 3/1/23	125,000	119,617
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	200,000	201,217

		320,834

Mining 0.2%
Rio Tinto Finance USA, Ltd. 3.75%, due 6/15/25	800,000	823,846

Miscellaneous—Manufacturing 0.1%
General Electric Co.
4.375%, due 9/16/20	225,000	241,841
6.00%, due 8/7/19	225,000	248,595

		490,436

	Principal Amount	Value
Oil & Gas 0.6%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	$350,000	$375,283
BP Capital Markets PLC
1.846%, due 5/5/17	75,000	75,163
3.062%, due 3/17/22	425,000	429,889
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	400,000	413,309
Nabors Industries, Inc. 5.00%, due 9/15/20	540,000	554,850
Petroleos Mexicanos
3.50%, due 7/23/20	75,000	73,406
3.50%, due 1/30/23	100,000	91,800
Shell International Finance B.V. 3.25%, due 5/11/25	500,000	499,590

		2,513,290

Oil & Gas Services 0.2%
Schlumberger Holdings Corp. 3.00%, due 12/21/20 (a)	750,000	765,865

Pharmaceuticals 0.4%
Actavis Funding SCS 3.00%, due 3/12/20	350,000	354,852
Bayer U.S. Finance LLC 2.375%, due 10/8/19 (a)	625,000	626,107
Shire Acquisitions Investments Ireland DAC 2.40%, due 9/23/21	550,000	531,293

		1,512,252

Pipelines 0.5%
Energy Transfer Partners, L.P. 4.15%, due 10/1/20	375,000	388,328
Kinder Morgan, Inc. 3.05%, due 12/1/19	750,000	760,767
Plains All American Pipeline, L.P. / PAA Finance Corp. 8.75%, due 5/1/19	200,000	227,691
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	200,000	203,157
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	175,000	170,337
TransCanada Pipelines, Ltd. 1.625%, due 11/9/17	275,000	274,797

		2,025,077

Real Estate Investment Trusts 0.9%
Boston Properties, L.P. 3.70%, due 11/15/18	1,550,000	1,596,559
Brandywine Operating Partnership, L.P. 5.70%, due 5/1/17	500,000	506,307
DDR Corp. 4.75%, due 4/15/18	355,000	365,104

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	$150,000	$167,034
Liberty Property, L.P. 4.40%, due 2/15/24	125,000	131,624
Simon Property Group, L.P. 5.65%, due 2/1/20	150,000	164,088
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	650,000	658,353

		3,589,069

Retail 0.1%
Home Depot, Inc. (The) 3.00%, due 4/1/26	375,000	374,280

Software 0.4%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	225,000	219,381
Fiserv, Inc. 4.75%, due 6/15/21	200,000	215,227
Oracle Corp. 1.90%, due 9/15/21	1,450,000	1,416,930

		1,851,538

Telecommunications 0.8%
AT&T, Inc.
3.95%, due 1/15/25	1,000,000	1,001,732
4.45%, due 4/1/24	415,000	432,611
Orange S.A. 2.75%, due 2/6/19	225,000	227,978
Telefonica Emisiones SAU 3.192%, due 4/27/18	475,000	481,831
Verizon Communications, Inc. 5.15%, due 9/15/23	1,100,000	1,216,317

		3,360,469

Transportation 0.0%‡
Burlington Northern Santa Fe LLC 4.70%, due 10/1/19	125,000	134,429

Total Corporate Bonds (Cost $59,660,838)		59,936,919

Foreign Government Bonds 0.1%
Republic of Poland Government International Bond 5.00%, due 3/23/22	50,000	54,467
Russian Federation 3.50%, due 1/16/19 (a)	400,000	406,520

Total Foreign Government Bonds (Cost $448,297)		460,987

	Principal Amount	Value
Mortgage-Backed Securities 0.5%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.5%
Citigroup Commercial Mortgage Trust Series 2014-GC21, Class A5 3.855%, due 5/10/47	$100,000	$105,252
COMM Mortgage Trust Series 2013-THL, Class A2 1.699%, due 6/8/30 (a)(b)	300,000	300,753
Series 2013-LC13, Class A2 3.009%, due 8/10/46	300,000	305,854
GRACE Mortgage Trust Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	200,000	207,483
JPMBB Commercial Mortgage Securities Trust Series 2013-C14, Class A2 3.019%, due 8/15/46	300,000	306,305
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2012-C6, Class A2 2.206%, due 5/15/45	5,764	5,761
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C13, Class A2 2.936%, due 11/15/46	500,000	509,808
Series 2013-C12, Class A4 4.259%, due 10/15/46 (b)	300,000	323,175
Wells Fargo Commercial Mortgage Trust Series 2016-C33, Class AS 3.749%, due 3/15/59	100,000	101,929

Total Mortgage-Backed Securities (Cost $2,169,719)		2,166,320

U.S. Government & Federal Agencies 19.5%
Federal Home Loan Bank 0.5%
0.875%, due 8/5/19	300,000	295,754
1.00%, due 9/26/19	400,000	395,234
1.25%, due 1/16/19	600,000	599,791
1.375%, due 11/15/19	600,000	597,608

		1,888,387

Federal Home Loan Mortgage Corporation 0.6%
1.00%, due 3/8/17	550,000	550,441
1.00%, due 9/27/17	75,000	75,109
1.25%, due 8/15/19	350,000	345,257
1.25%, due 10/2/19	350,000	347,953
2.375%, due 1/13/22	875,000	889,356

		2,208,116

14	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
♦Federal National Mortgage Association 1.3%
0.875%, due 8/2/19	$400,000	$394,443
1.00%, due 10/24/19	300,000	295,853
1.125%, due 4/27/17	250,000	250,377
1.25%, due 7/26/19	450,000	446,038
1.25%, due 8/17/21	500,000	483,235
1.375%, due 2/26/21	150,000	147,076
1.375%, due 10/7/21	1,050,000	1,021,513
1.75%, due 9/12/19	250,000	252,375
1.75%, due 11/26/19	725,000	730,545
1.875%, due 9/24/26	1,350,000	1,240,279

		5,261,734

♦United States Treasury Notes 17.1%
0.50%, due 4/30/17	500,000	499,967
0.75%, due 6/30/17	5,950,000	5,953,023
0.75%, due 12/31/17	900,000	898,523
0.75%, due 9/30/18	13,100,000	13,011,470
0.875%, due 4/30/17	1,750,000	1,752,000
0.875%, due 5/31/18	8,450,000	8,433,497
0.875%, due 6/15/19	8,785,000	8,693,030
1.00%, due 9/15/18	625,000	623,682
1.00%, due 10/15/19	8,850,000	8,755,278
1.00%, due 11/15/19	5,500,000	5,433,829
1.125%, due 7/31/21	2,875,000	2,779,093
1.25%, due 10/31/21	5,450,000	5,284,800
1.375%, due 9/30/23	5,775,000	5,468,879
1.625%, due 5/31/23	925,000	893,601
2.00%, due 11/15/26	2,000,000	1,924,296

		70,404,968

Total U.S. Government & Federal Agencies (Cost $80,803,065)		79,763,205

Total Long-Term Bonds (Cost $148,427,011)		147,667,694

	Shares
Common Stocks 55.8%
Advertising 0.0%‡
Clear Channel Outdoor Holdings, Inc. Class A	15,428	77,911

Aerospace & Defense 0.6%
General Dynamics Corp.	2,734	472,052
L-3 Communications Holdings, Inc.	341	51,870
Raytheon Co.	3,339	474,138
Spirit AeroSystems Holdings, Inc. Class A	18,103	1,056,310
United Technologies Corp.	4,940	541,523

		2,595,893

	Shares	Value
Agriculture 0.4%
Archer-Daniels-Midland Co.	13,349	$609,382
Philip Morris International, Inc.	5,978	546,927
Reynolds American, Inc.	8,511	476,957

		1,633,266

Airlines 1.2%
Alaska Air Group, Inc.	4,247	376,836
American Airlines Group, Inc.	6,269	292,700
Copa Holdings S.A. Class A	10,883	988,503
Delta Air Lines, Inc.	12,093	594,855
JetBlue Airways Corp. (c)	54,189	1,214,917
United Continental Holdings, Inc. (c)	19,051	1,388,437

		4,856,248

Apparel 0.0%‡
Ralph Lauren Corp.	295	26,644

Auto Manufacturers 0.4%
Ford Motor Co.	43,192	523,919
General Motors Co.	14,990	522,252
PACCAR, Inc.	573	36,615
Tesla Motors, Inc. (c)	2,628	561,577

		1,644,363

Auto Parts & Equipment 0.3%
Adient PLC (c)	3,341	195,783
Lear Corp.	7,254	960,212

		1,155,995

Banks 4.2%
Bank of America Corp.	27,213	601,407
Bank of New York Mellon Corp. (The)	12,951	613,618
BankUnited, Inc.	3,706	139,679
BB&T Corp.	12,992	610,884
Capital One Financial Corp.	6,036	526,581
Citigroup, Inc.	10,137	602,442
Citizens Financial Group, Inc.	29,912	1,065,764
Commerce Bancshares, Inc.	18,837	1,088,967
Cullen / Frost Bankers, Inc.	5,936	523,733
♦Fifth Third Bancorp	57,351	1,546,756
First Hawaiian, Inc.	14,372	500,433
♦Goldman Sachs Group, Inc. (The)	1,971	471,956
Huntington Bancshares, Inc.	117,926	1,558,982
♦JPMorgan Chase & Co.	7,098	612,486
KeyCorp	99,421	1,816,422
M&T Bank Corp.	1,058	165,503
Morgan Stanley	12,587	531,801
PNC Financial Services Group, Inc.	4,640	542,694
State Street Corp.	7,808	606,838
♦SunTrust Banks, Inc.	39,575	2,170,689
U.S. Bancorp	10,464	537,536
Wells Fargo & Co.	9,799	540,023

		17,375,194

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Beverages 0.3%
Coca-Cola Co. (The)	11,451	$474,758
PepsiCo., Inc.	5,214	545,541

		1,020,299

Building Materials 0.6%
Johnson Controls International PLC	33,491	1,379,494
Owens Corning	17,511	902,867

		2,282,361

Chemicals 1.3%
Air Products & Chemicals, Inc.	3,704	532,709
Cabot Corp.	13,295	671,929
Dow Chemical Co. (The)	9,240	528,713
Eastman Chemical Co.	8,467	636,803
Huntsman Corp.	50,340	960,487
LyondellBasell Industries N.V. Class A	7,016	601,833
Monsanto Co.	4,524	475,970
Praxair, Inc.	4,016	470,635
Versum Materials, Inc. (c)	19,325	542,453

		5,421,532

Coal 0.3%
CONSOL Energy, Inc.	56,252	1,025,474

Commercial Services 1.2%
Aramark	31,141	1,112,357
Booz Allen Hamilton Holding Corp.	24,662	889,558
Live Nation Entertainment, Inc. (c)	34,366	914,136
ManpowerGroup, Inc.	13,136	1,167,396
United Rentals, Inc. (c)	9,254	977,037

		5,060,484

Commercial Services—Finance 0.2%
CoreLogic, Inc. (c)	22,854	841,713

Computers 1.8%
Amdocs, Ltd.	19,485	1,135,001
Apple, Inc.	5,260	609,213
Computer Sciences Corp.	6,440	382,665
Dell Technologies, Inc. Class V (c)	9,540	524,414
Hewlett Packard Enterprise Co.	25,778	596,503
HP, Inc.	40,676	603,632
International Business Machines Corp.	3,680	610,843
NetApp, Inc.	37,341	1,317,017
Western Digital Corp.	26,271	1,785,115

		7,564,403

Cosmetics & Personal Care 0.3%
Colgate-Palmolive Co.	7,207	471,626
Procter & Gamble Co. (The)	6,477	544,586

		1,016,212

	Shares	Value
Electric 4.0%
Ameren Corp.	20,171	$1,058,171
American Electric Power Co., Inc.	8,693	547,311
Avangrid, Inc.	15,938	603,731
CMS Energy Corp.	19,364	805,930
Consolidated Edison, Inc.	26,057	1,919,880
Dominion Resources, Inc.	6,244	478,228
DTE Energy Co.	14,443	1,422,780
Duke Energy Corp.	7,090	550,326
Edison International	26,233	1,888,514
Entergy Corp.	3,645	267,798
Exelon Corp.	15,536	551,372
FirstEnergy Corp.	14,860	460,214
Hawaiian Electric Industries, Inc.	8,125	268,694
MDU Resources Group, Inc.	4,845	139,391
NextEra Energy, Inc.	4,603	549,874
PG&E Corp.	8,932	542,798
Pinnacle West Capital Corp.	641	50,017
PPL Corp.	5,706	194,289
Public Service Enterprise Group, Inc.	22,754	998,445
Southern Co. (The)	9,668	475,569
WEC Energy Group, Inc.	17,518	1,027,431
Xcel Energy, Inc.	37,247	1,515,953

		16,316,716

Electrical Components & Equipment 0.2%
Emerson Electric Co.	9,591	534,698
Energizer Holdings, Inc.	4,803	214,262

		748,960

Electronics 0.8%
Corning, Inc.	24,802	601,945
Fortive Corp.	8,796	471,729
Garmin, Ltd.	20,098	974,552
Jabil Circuit, Inc.	47,958	1,135,166

		3,183,392

Entertainment 0.5%
Dolby Laboratories, Inc. Class A	1,676	75,738
International Game Technology PLC	36,755	937,988
Regal Entertainment Group Class A	42,073	866,704

		1,880,430

Environmental Controls 0.1%
Waste Management, Inc.	7,723	547,638

Finance—Commercial 0.2%
CIT Group, Inc.	22,237	949,075

Finance—Consumer Loans 0.3%
Synchrony Financial	38,905	1,411,084

16	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Finance—Credit Card 0.3%
American Express Co.	8,176	$605,678
Discover Financial Services	8,448	609,016

		1,214,694

Finance—Investment Banker/Broker 0.7%
Charles Schwab Corp. (The)	11,907	469,969
Lazard, Ltd. Class A	26,442	1,086,502
LPL Financial Holdings, Inc.	26,844	945,177
Raymond James Financial, Inc.	7,578	524,928

		3,026,576

Finance—Mortgage Loan/Banker 0.3%
FNF Group	34,809	1,182,114

Finance—Other Services 0.2%
CME Group, Inc.	3,928	453,095
Intercontinental Exchange, Inc.	8,304	468,511

		921,606

Food 1.2%
Conagra Brands, Inc.	4,263	168,602
Ingredion, Inc.	7,387	923,079
Kraft Heinz Co. (The)	5,496	479,911
Mondelez International, Inc. Class A	10,609	470,297
Pilgrim’s Pride Corp.	49,674	943,309
Post Holdings, Inc. (c)	8,704	699,715
Tyson Foods, Inc. Class A	19,218	1,185,366

		4,870,279

Forest Products & Paper 0.0%‡
International Paper Co.	1,953	103,626

Gas 0.9%
CenterPoint Energy, Inc.	56,417	1,390,115
Sempra Energy	2,925	294,372
UGI Corp.	25,320	1,166,746
Vectren Corp.	12,221	637,325

		3,488,558

Hand & Machine Tools 0.3%
Regal Beloit Corp.	10,348	716,599
Stanley Black & Decker, Inc.	3,151	361,388

		1,077,987

Health Care—Products 0.8%
Abbott Laboratories	12,449	478,166
Alere, Inc. (c)	2,738	106,700
Baxter International, Inc.	13,967	619,297
Danaher Corp.	6,967	542,311
Hill-Rom Holdings, Inc.	5,959	334,538
Medtronic PLC	6,650	473,680

	Shares	Value
Health Care—Products (continued)
Teleflex, Inc.	1,522	$245,270
Thermo Fisher Scientific, Inc.	3,381	477,059

		3,277,021

Health Care—Services 1.0%
Aetna, Inc.	4,992	619,058
Anthem, Inc.	4,247	610,591
Cigna Corp.	4,492	599,188
HCA Holdings, Inc. (c)	8,376	619,992
Humana, Inc.	3,082	628,820
WellCare Health Plans, Inc. (c)	6,693	917,476

		3,995,125

Household Products & Wares 0.1%
Kimberly-Clark Corp.	4,763	543,554

Insurance 4.7%
Aflac, Inc.	8,760	609,696
Alleghany Corp. (c)	832	505,956
Allied World Assurance Co. Holdings, A.G.	10,503	564,116
Allstate Corp. (The)	7,333	543,522
American International Group, Inc.	9,238	603,334
American National Insurance Co.	3,481	433,767
AmTrust Financial Services, Inc.	36,168	990,280
Arch Capital Group, Ltd. (c)	97	8,370
Aspen Insurance Holdings, Ltd.	8,665	476,575
Assurant, Inc.	12,084	1,122,120
Assured Guaranty, Ltd.	30,061	1,135,404
Axis Capital Holdings, Ltd.	7,331	478,494
Berkshire Hathaway, Inc. Class B (c)	3,289	536,041
Chubb, Ltd.	3,570	471,668
Everest Re Group, Ltd.	6,043	1,307,705
First American Financial Corp.	28,011	1,026,043
Hanover Insurance Group, Inc. (The)	9,519	866,324
Hartford Financial Services Group, Inc. (The)	25,614	1,220,507
Lincoln National Corp.	21,937	1,453,765
MetLife, Inc.	11,283	608,041
Old Republic International Corp.	34,641	658,179
Principal Financial Group, Inc.	1,932	111,786
Prudential Financial, Inc.	5,783	601,779
Reinsurance Group of America, Inc.	5,591	703,516
Travelers Cos., Inc. (The)	4,454	545,259
Unum Group	31,143	1,368,112
Validus Holdings, Ltd.	8,800	484,088

		19,434,447

Internet 0.3%
IAC/InterActiveCorp (c)	13,806	894,491
Yahoo!, Inc. (c)	12,160	470,227

		1,364,718

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Investment Management/Advisory Services 0.3%
BlackRock, Inc.	1,387	$527,809
Franklin Resources, Inc.	15,239	603,160

		1,130,969

Iron & Steel 1.3%
Nucor Corp.	29,164	1,735,841
Reliance Steel & Aluminum Co.	14,114	1,122,628
Steel Dynamics, Inc.	33,857	1,204,632
United States Steel Corp.	34,107	1,125,872

		5,188,973

Leisure Time 0.2%
Carnival Corp.	11,599	603,844

Lodging 0.1%
Extended Stay America, Inc.	36,375	587,456

Machinery—Construction & Mining 0.5%
Caterpillar, Inc.	6,563	608,653
Oshkosh Corp.	16,518	1,067,228
Terex Corp.	7,616	240,132

		1,916,013

Machinery—Diversified 0.5%
Cummins, Inc.	9,445	1,290,848
Deere & Co.	5,295	545,597

		1,836,445

Media 1.3%
Comcast Corp. Class A	8,694	600,321
Discovery Communications, Inc.
Class A (c)	10,611	290,847
Class C (c)	8,705	233,120
DISH Network Corp. Class A (c)	9,163	530,813
John Wiley & Sons, Inc. Class A	2,081	113,414
Liberty Broadband Corp.
Class A (c)	278	20,144
Class C (c)	272	20,147
Liberty SiriusXM Group
Class A (c)	18,517	639,207
Class C (c)	21,219	719,748
Thomson Reuters Corp.	12,315	539,151
Time Warner, Inc.	4,959	478,692
Twenty-First Century Fox, Inc.
Class A	21,646	606,954
Class B	22,200	604,950

		5,397,508

Metal Fabricate & Hardware 0.2%
Timken Co. (The)	25,313	1,004,926

	Shares	Value
Mining 0.5%
Alcoa Corp.	6,797	$190,860
Newmont Mining Corp.	48,100	1,638,767

		1,829,627

Miscellaneous—Manufacturing 0.9%
Carlisle Cos., Inc.	3,892	429,249
Eaton Corp. PLC	8,049	540,007
General Electric Co.	14,816	468,186
Ingersoll-Rand PLC	17,106	1,283,634
Trinity Industries, Inc.	38,978	1,082,029

		3,803,105

Office & Business Equipment 0.0%‡
Xerox Corp.	9,586	83,686

Oil & Gas 4.3%
Anadarko Petroleum Corp.	6,728	469,143
Antero Resources Corp. (c)	14,761	349,098
Apache Corp.	8,192	519,946
Chesapeake Energy Corp. (c)	2,787	19,565
Chevron Corp.	4,037	475,155
Cimarex Energy Co.	2,460	334,314
Concho Resources, Inc. (c)	5,383	713,786
ConocoPhillips	10,605	531,735
Continental Resources, Inc. (c)	2,875	148,178
Devon Energy Corp.	22,383	1,022,232
Diamondback Energy, Inc. (c)	1,151	116,320
Energen Corp. (c)	1,775	102,364
EOG Resources, Inc.	4,641	469,205
EQT Corp.	6,200	405,480
Exxon Mobil Corp.	5,273	475,941
Hess Corp.	10,360	645,324
Laredo Petroleum, Inc. (c)	17,482	247,196
Marathon Oil Corp.	30,200	522,762
Marathon Petroleum Corp.	27,661	1,392,731
Murphy Oil Corp.	2,627	81,779
Murphy USA, Inc. (c)	5,035	309,501
Nabors Industries, Ltd.	36,434	597,518
Newfield Exploration Co. (c)	10,600	429,300
Noble Energy, Inc.	23,955	911,727
Occidental Petroleum Corp.	6,597	469,904
Parsley Energy, Inc. Class A (c)	2,444	86,127
PBF Energy, Inc. Class A	526	14,665
Phillips 66	7,096	613,165
Pioneer Natural Resources Co.	2,575	463,680
QEP Resources, Inc. (c)	19,671	362,143
Range Resources Corp.	4,963	170,529
Rice Energy, Inc. (c)	14,087	300,757
Rowan Cos. PLC Class A (c)	40,588	766,707
SM Energy Co.	8,697	299,873
Tesoro Corp.	15,583	1,362,733

18	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Oil & Gas (continued)
Transocean, Ltd. (c)	47,762	$704,012
Valero Energy Corp.	9,065	619,321
WPX Energy, Inc. (c)	17,758	258,734

		17,782,650

Oil & Gas Services 0.7%
Baker Hughes, Inc.	20,377	1,323,894
Halliburton Co.	8,662	468,527
Oceaneering International, Inc.	16,620	468,850
Schlumberger, Ltd.	5,525	463,824

		2,725,095

Packaging & Containers 0.2%
Graphic Packaging Holding Co.	33,187	414,174
WestRock Co.	11,634	590,658

		1,004,832

Pharmaceuticals 1.2%
Allergan PLC (c)	2,453	515,155
Cardinal Health, Inc.	7,517	540,998
Express Scripts Holding Co. (c)	8,990	618,422
Johnson & Johnson	4,128	475,587
Mallinckrodt PLC (c)	6,822	339,872
Merck & Co., Inc.	9,186	540,780
Mylan N.V. (c)	12,688	484,047
Pfizer, Inc.	14,693	477,229
Premier, Inc. Class A (c)	30,647	930,443

		4,922,533

Pipelines 1.0%
Kinder Morgan, Inc.	29,090	602,454
Spectra Energy Corp.	11,566	475,247
Targa Resources Corp.	23,314	1,307,216
Williams Cos., Inc. (The)	53,933	1,679,473

		4,064,390

Real Estate Investment Trusts 5.0%
American Homes 4 Rent Class A	6,800	142,664
Apple Hospitality REIT, Inc.	50,098	1,000,958
AvalonBay Communities, Inc.	1,111	196,814
Brixmor Property Group, Inc.	2,165	52,869
Camden Property Trust	8,066	678,109
Care Capital Properties, Inc.	21,231	530,775
Columbia Property Trust, Inc.	32,242	696,427
Communications Sales & Leasing, Inc.	40,447	1,027,758
Corporate Office Properties Trust	34,111	1,064,945
Crown Castle International Corp.	5,463	474,024
Duke Realty Corp.	1,228	32,616
Empire State Realty Trust, Inc. Class A	11,214	226,411
EPR Properties	7,066	507,127
Equity Commonwealth (c)	35,345	1,068,833
Equity Residential	7,501	482,764

	Shares	Value
Real Estate Investment Trusts (continued)
Highwoods Properties, Inc.	18,771	$957,509
Hospitality Properties Trust	36,948	1,172,730
Host Hotels & Resorts, Inc.	83,036	1,564,398
Liberty Property Trust	14,481	571,999
Outfront Media, Inc.	41,838	1,040,511
Prologis, Inc.	6,917	365,148
Realty Income Corp.	6,436	369,941
Retail Properties of America, Inc. Class A	36,153	554,225
Senior Housing Properties Trust	52,046	985,231
Simon Property Group, Inc.	2,671	474,557
Starwood Property Trust, Inc.	37,369	820,250
Ventas, Inc.	10,691	668,401
VEREIT, Inc.	137,199	1,160,704
Welltower, Inc.	11,304	756,577
Weyerhaeuser Co.	6,386	192,155
WP Carey, Inc.	13,692	809,060

		20,646,490

Retail 2.8%
Bed Bath & Beyond, Inc.	37	1,504
Best Buy Co., Inc.	31,826	1,358,015
Burlington Stores, Inc. (c)	12,222	1,035,814
CVS Health Corp.	6,837	539,508
Dick’s Sporting Goods, Inc.	15,989	849,016
Dillard’s, Inc. Class A	2,452	153,716
Foot Locker, Inc.	1,743	123,561
GameStop Corp. Class A	20,612	520,659
Gap, Inc. (The)	45,747	1,026,563
Kohl’s Corp.	15,624	771,513
Macy’s, Inc.	3,285	117,636
Nu Skin Enterprises, Inc. Class A	18,620	889,664
PVH Corp.	1,387	125,163
Staples, Inc.	85,384	772,725
Target Corp.	7,984	576,684
Urban Outfitters, Inc. (c)	21,291	606,368
Wal-Mart Stores, Inc.	7,663	529,667
Walgreens Boots Alliance, Inc.	6,359	526,271
World Fuel Services Corp.	22,673	1,040,917

		11,564,964

Savings & Loans 0.0%‡
New York Community Bancorp, Inc.	10,819	172,130

Semiconductors 1.6%
Analog Devices, Inc.	2,060	149,597
Applied Materials, Inc.	18,902	609,968
Intel Corp.	16,652	603,968
Lam Research Corp.	9,731	1,028,859
Micron Technology, Inc. (c)	91,822	2,012,738
Qorvo, Inc. (c)	5,442	286,957
QUALCOMM, Inc.	9,169	597,819

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Semiconductors (continued)
Teradyne, Inc.	44,196	$1,122,578

		6,412,484

Shipbuilding 0.2%
Huntington Ingalls Industries, Inc.	5,205	958,709

Software 0.9%
Akamai Technologies, Inc. (c)	13,889	926,118
Fidelity National Information Services, Inc.	3,250	245,830
Nuance Communications, Inc. (c)	58,184	866,942
Oracle Corp.	15,859	609,779
Synopsys, Inc. (c)	11,268	663,234
VMware, Inc. Class A (c)	6,664	524,657

		3,836,560

Telecommunications 1.7%
ARRIS International PLC (c)	22,728	684,795
AT&T, Inc.	12,888	548,127
Cisco Systems, Inc.	17,947	542,358
EchoStar Corp. Class A (c)	15,254	783,903
Juniper Networks, Inc.	49,273	1,392,455
Sprint Corp. (c)	145,549	1,225,523
T-Mobile U.S., Inc. (c)	9,442	543,009
Telephone & Data Systems, Inc.	31,291	903,371
United States Cellular Corp. (c)	1,667	72,881
Verizon Communications, Inc.	8,987	479,726

		7,176,148

Transportation 0.4%
CSX Corp.	14,957	537,405
Norfolk Southern Corp.	5,052	545,970
Union Pacific Corp.	5,216	540,795

		1,624,170

Total Common Stocks (Cost $190,193,607)		229,409,299

Exchange-Traded Funds 7.9% (d)
♦iShares Intermediate Credit Bond ETF	54,241	5,868,334
♦iShares Intermediate Government / Credit Bond ETF	139,500	15,324,075
iShares Russell 1000 Value ETF	17,445	1,954,363
S&P 500 Index—SPDR Trust Series 1	5,655	1,264,062
♦S&P Midcap 400 Index—Midcap SPDR Trust Series 1	8,748	2,639,534
♦Vanguard Mid-Cap Value ETF	54,140	5,261,867

Total Exchange-Traded Funds (Cost $31,768,137)		32,312,235

	Number of Rights	Value
Rights 0.0%‡
Food & Staples Retailing 0.0%‡
Safeway Casa Ley CVR, Expires 1/30/19 (c)(e)(f)	9,999	$10,148
Safeway PDC LLC CVR, Expires 1/30/17 (c)(e)(f)	9,999	488

Total Rights (Cost $10,636)		10,636

	Principal Amount
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $518,204 (Collateralized by a United States Treasury Note with a rate of 2.50% and a maturity date of 8/15/23, with a Principal Amount of $520,000 and a Market Value of $532,535)	$518,202	518,202

Total Short-Term Investment (Cost $518,202)		518,202

Total Investments (Cost $370,917,593) (g)	99.8%	409,918,066
Other Assets, Less Liabilities	0.2	1,358,570
Net Assets	100.0%	$411,276,636

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2016.

(c)	Non-income producing security.

(d)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, the total market value of fair valued securities was $10,636, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(f)	Illiquid security—As of December 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $10,636, which represented less than one-tenth of a percent of the Portfolio’s net assets.

20	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(g) As of December 31, 2016, cost was $374,400,658 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$39,301,930
Gross unrealized depreciation	(3,784,522)

Net unrealized appreciation	$35,517,408

As of December 31, 2016, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(6)	March 2017	$(1,300,125)	$(209)
5-Year United States Treasury Note	83	March 2017	9,766,117	(28,601)
10-Year United States Treasury Note	57	March 2017	7,084,031	(40,496)
Ultra 10-Year United States Treasury Note	4	March 2017	536,250	1,298

			$16,086,273	$(68,008)

1.	As of December 31, 2016, cash in the amount of $159,525 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2016.

The following abbreviations are used in the preceding pages:

CVR—Contingent	Value Right

ETF—Exchange-Traded	Fund

SPDR—Standard	& Poor’s Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$5,340,263	$—	$5,340,263
Corporate Bonds	—	59,936,919	—	59,936,919
Foreign Government Bonds	—	460,987	—	460,987
Mortgage-Backed Securities	—	2,166,320	—	2,166,320
U.S. Government & Federal Agencies	—	79,763,205	—	79,763,205

Total Long-Term Bonds	—	147,667,694	—	147,667,694

Common Stocks	229,409,299	—	—	229,409,299
Exchange-Traded Funds	32,312,235	—	—	32,312,235
Rights (b)	—	—	10,636	10,636
Short-Term Investment
Repurchase Agreement	—	518,202	—	518,202

Total Investments in Securities	261,721,534	148,185,896	10,636	409,918,066

Other Financial Instruments
Futures Contracts (c)	1,298	—	—	1,298

Total Investments in Securities and Other Financial Instruments	$261,722,832	$148,185,896	$10,636	$409,919,364

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2016 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (c)	$(69,306)	$—	$—	$(69,306)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $10,636 are held in Food & Staples Retailing within the Rights section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2016 (a)
Rights
Food & Staples Retailing	$10,636	$—	$—	$—	$—	$—	$—	$—	$10,636	$—

Total	$10,636	$—	$—	$—	$—	$—	$—	$—	$10,636	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

22	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost 370,917,593)	$409,918,066
Cash	368,407
Cash collateral on deposit at broker	159,525
Receivables:
Dividends and interest	1,261,242
Investment securities sold	350,000
Fund shares sold	90,033
Variation margin on futures contracts	32,481

Total assets	412,179,754

Liabilities
Payables:
Investment securities purchased	298,872
Manager (See Note 3)	241,022
Fund shares redeemed	167,083
NYLIFE Distributors (See Note 3)	83,668
Custodian	48,272
Professional fees	37,795
Shareholder communication	24,714
Trustees	646
Accrued expenses	1,046

Total liabilities	903,118

Net assets	$411,276,636

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,094
Additional paid-in capital	362,171,185

362,200,279
Undistributed net investment income	4,862,064
Accumulated net realized gain (loss) on investments and futures transactions	5,281,828
Net unrealized appreciation (depreciation) on investments and futures contracts	38,932,465

Net assets	$411,276,636

Initial Class
Net assets applicable to outstanding shares	$15,665,930

Shares of beneficial interest outstanding	1,098,577

Net asset value per share outstanding	$14.26

Service Class
Net assets applicable to outstanding shares	$395,610,706

Shares of beneficial interest outstanding	27,995,369

Net asset value per share outstanding	$14.13

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$5,751,975
Interest	2,703,717

Total income	8,455,692

Expenses
Manager (See Note 3)	2,674,781
Distribution and service—Service Class (See Note 3)	918,903
Professional fees	75,446
Shareholder communication	63,376
Custodian	63,325
Trustees	9,902
Miscellaneous	22,869

Total expenses	3,828,602
Reimbursement from custodian (b)	(71,413)

Net expenses	3,757,189

Net investment income (loss)	4,698,503

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	8,012,449
Futures transactions	(280,562)

Net realized gain (loss) on investments and futures transactions	7,731,887

Net change in unrealized appreciation (depreciation) on:
Investments	23,905,998
Futures contracts	(59,392)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	23,846,606

Net realized and unrealized gain (loss) on investments and futures transactions	31,578,493

Net increase (decrease) in net assets resulting from operations	$36,276,996

(a)	Dividends recorded net of foreign withholding taxes in the amount of $2,552.
(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

24	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$4,698,503	$4,697,635
Net realized gain (loss) on investments and futures transactions	7,731,887	12,634,735
Net change in unrealized appreciation (depreciation) on investments and futures contracts	23,846,606	(28,439,523)

Net increase (decrease) in net assets resulting from operations	36,276,996	(11,107,153)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(210,721)	(157,060)
Service Class	(4,533,804)	(3,201,706)

	(4,744,525)	(3,358,766)

From net realized gain on investments:
Initial Class	(487,300)	(886,186)
Service Class	(12,572,498)	(22,427,065)

	(13,059,798)	(23,313,251)

Total dividends and distributions to shareholders	(17,804,323)	(26,672,017)

Capital share transactions:
Net proceeds from sale of shares	57,291,815	73,649,384
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	17,804,323	26,672,017
Cost of shares redeemed	(49,567,106)	(48,208,306)

Increase (decrease) in net assets derived from capital share transactions	25,529,032	52,113,095

Net increase (decrease) in net assets	44,001,705	14,333,925

Net Assets
Beginning of year	367,274,931	352,941,006

End of year	$411,276,636	$367,274,931

Undistributed net investment income at end of year	$4,862,064	$4,904,113

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016		2015	2014	2013		2012
Net asset value at beginning of year	$13.57		$15.04	$14.72	$12.22		$11.02

Net investment income (loss) (a)	0.21		0.22	0.20	0.17		0.19
Net realized and unrealized gain (loss) on investments	1.15		(0.61)	1.35	2.48		1.17

Total from investment operations	1.36		(0.39)	1.55	2.65		1.36

Less dividends and distributions:
From net investment income	(0.20)		(0.16)	(0.14)	(0.15)		(0.16)
From net realized gain on investments	(0.47)		(0.92)	(1.09)	—		—

Total dividends and distributions	(0.67)		(1.08)	(1.23)	(0.15)		(0.16)

Net asset value at end of year	$14.26		$13.57	$15.04	$14.72		$12.22

Total investment return (b)	10.24%		(2.59%)	10.88%	21.87%		12.32%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.47	%(c)	1.49%	1.33%	1.27%		1.62%
Net expenses	0.74	%(d)	0.76%	0.76%	0.77%		0.78%
Expenses (before waiver/reimbursement)	0.76%		0.76%	0.76%	0.78%		0.83%
Portfolio turnover rate	253%		214%	171%	162	%(e)	202	%(e)
Net assets at end of year (in 000’s)	$15,666		$14,037	$14,274	$13,017		$10,075

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.45%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.76%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 159% and 195% for the years ended December 31, 2013 and 2012, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2016, 2015, and 2014.

	Year ended December 31,
Service Class	2016		2015	2014	2013		2012
Net asset value at beginning of year	$13.45		$14.92	$14.63	$12.15		$10.97

Net investment income (loss) (a)	0.17		0.18	0.16	0.14		0.16
Net realized and unrealized gain (loss) on investments	1.15		(0.60)	1.33	2.47		1.16

Total from investment operations	1.32		(0.42)	1.49	2.61		1.32

Less dividends and distributions:
From net investment income	(0.17)		(0.13)	(0.11)	(0.13)		(0.14)
From net realized gain on investments	(0.47)		(0.92)	(1.09)	—		—

Total dividends and distributions	(0.64)		(1.05)	(1.20)	(0.13)		(0.14)

Net asset value at end of year	$14.13		$13.45	$14.92	$14.63		$12.15

Total investment return (b)	9.96%		(2.83%)	10.60%	21.57%		12.04%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.22	%(c)	1.24%	1.09%	1.02%		1.37%
Net expenses	0.99	%(d)	1.01%	1.01%	1.02%		1.03%
Expenses (before waiver/reimbursement)	1.01%		1.01%	1.01%	1.03%		1.08%
Portfolio turnover rate	253%		214%	171%	162	%(e)	202	%(e)
Net assets at end of year (in 000’s)	$395,611		$353,238	$338,667	$280,326		$191,296

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.20%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.01%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 159% and 195% for the years ended December 31, 2013 and 2012, respectively. The Portfolio did not engage in mortgage dollar rolls for the years ended December 31, 2016, 2015, and 2014.

26	MainStay VP Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”)

to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

27

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or

Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities, rights and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

28	MainStay VP Balanced Portfolio

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

29

Notes to Financial Statements (continued)

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of December 31, 2016, all open futures contracts are shown in the Portfolio of Investments.

(I)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2016, the Portfolio did not hold any warrants.

(J)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with a lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities

30	MainStay VP Balanced Portfolio

experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(L)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$1,298	$1,298

Total Fair Value		$1,298	$1,298

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(69,306)	$(69,306)

Total Fair Value		$(69,306)	$(69,306)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(280,562)	$(280,562)

Total Realized Gain (Loss)		$(280,562)	$(280,562)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(59,392)	$(59,392)

Total Change in Unrealized Appreciation (Depreciation)		$(59,392)	$(59,392)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$14,102,345	$14,102,345
Futures Contracts Short (a)	$(3,284,669)	$(3,284,669)

(a)	Positions were open eleven months during the reporting period.

31

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses the Manager in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. NYL Investors LLC (“NYL Investors” or the “Subadvisor,” and, together with Cornerstone Holdings, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the Portfolio’s average daily net assets as follows: 0.70% up to $1 billion; 0.65% from $1 billion to $2 billion; and 0.60% in excess of $2 billion. During the year ended December 31, 2016, the effective management fee rate was 0.70%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $2,674,781.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$8,659,216	$4,817,884	$81,849	$35,517,408	$49,076,357

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (“REITs”).

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$3,973	$(155,293)	$151,320

The reclassifications for the Portfolio are primarily due to distribution in connection with redemption of fund shares and return of capital distributions received.

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$4,744,525	$13,059,798	$14,185,487	$12,486,530

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of

32	MainStay VP Balanced Portfolio

0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of U.S. government securities were $454,252 and $423,055, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $541,090 and $556,878, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

	Shares	Amount
Year ended December 31, 2016:
Shares sold	113,606	$1,594,077
Shares issued to shareholders in reinvestment of dividends and distributions	50,288	698,021
Shares redeemed	(99,944)	(1,390,764)

Net increase (decrease)	63,950	$901,334

Year ended December 31, 2015:
Shares sold	111,859	$1,668,502
Shares issued to shareholders in reinvestment of dividends and distributions	76,785	1,043,246
Shares redeemed	(103,277)	(1,528,428)

Net increase (decrease)	85,367	$1,183,320

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	4,011,892	$55,697,738
Shares issued to shareholders in reinvestment of dividends and distributions	1,242,919	17,106,302
Shares redeemed	(3,518,186)	(48,176,342)

Net increase (decrease)	1,736,625	$24,627,698

Year ended December 31, 2015:
Shares sold	4,889,512	$71,980,882
Shares issued to shareholders in reinvestment of dividends and distributions	1,901,401	25,628,771
Shares redeemed	(3,226,604)	(46,679,878)

Net increase (decrease)	3,564,309	$50,929,775

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

33

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Balanced Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

34	MainStay VP Balanced Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Cornerstone Capital Management Holdings LLC(“Cornerstone Holdings”) and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, Cornerstone Holdings and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments, Cornerstone Holdings and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors as subadvisors to the Portfolio, and responses from New York Life Investments, Cornerstone Holdings and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, Cornerstone Holdings and NYL Investors; (ii) the investment performance of the Portfolio, New York Life Investments, Cornerstone Holdings and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Cornerstone Holdings and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Cornerstone Holdings and NYL Investors. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, Cornerstone Holdings and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments, Cornerstone Holdings and NYL Investors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Nature, Extent and Quality of Services to Be Provided by New York Life Investments, Cornerstone Holdings and NYL Investors

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Cornerstone Holdings and NYL Investors. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings and NYL Investors provide to the Portfolio. The Board evaluated Cornerstone Holdings’ and NYL Investors’ experience in serving as subadvisors to the Portfolio and managing other portfolios. It examined Cornerstone Holdings’ and NYL Investors’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings and NYL Investors, and Cornerstone Holdings’ and NYL Investors’ overall legal and compliance environments. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Cornerstone Holdings and NYL Investors. The Board also reviewed Cornerstone Holdings’ and NYL Investors’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, Cornerstone Holdings’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Cornerstone Holdings or NYL Investors had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments, Cornerstone Holdings and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Cornerstone Holdings and NYL Investors

The Board considered the costs of the services provided by New York Life Investments, Cornerstone Holdings and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors, due to their relationships with the Portfolio. Because Cornerstone Holdings and NYL Investors are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments, Cornerstone Holdings and NYL Investors in the aggregate.

36	MainStay VP Balanced Portfolio

In evaluating the costs of the services provided by New York Life Investments, Cornerstone Holdings and NYL Investors and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments, Cornerstone Holdings and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments, Cornerstone Holdings and NYL Investors to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings and NYL Investors, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Cornerstone Holdings and NYL Investors are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Cornerstone Holdings and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

38	MainStay VP Balanced Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

39

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

40	MainStay VP Balanced Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

41

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

42	MainStay VP Balanced Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

43

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722825	MSVPBL11-02/17 (NYLIAC) NI508

MainStay VP Floating Rate Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	8.45%	4.21%	3.69%	0.65%
Service Class Shares	8.18	3.95	3.43	0.90

Benchmark Performance	One Year	Five Years	Ten Years
S&P/LSTA Leveraged Loan Index[2]	10.16%	5.11%	4.64%
Credit Suisse Leveraged Loan Index[3]	9.88	5.35	4.33
Average Lipper Loan Participation Fund[4]	9.08	4.45	3.33

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The S&P/LSTA Leveraged Loan Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P/LSTA Leveraged Loan Index is a broad-based index designed to reflect the performance of U.S. dollar facilities in the leveraged loan market. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Credit Suisse Leveraged Loan Index is the Portfolio’s secondary benchmark. The Credit Suisse Leveraged Loan Index represents tradable, senior-secured, U.S. dollar denominated non-investment-grade loans. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Loan Participation Fund is representative of funds that invest primarily in participation interests in collateralized senior corporate loans that have floating or variable rates. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Floating Rate Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,043.20	$3.39	$1,021.80	$3.35

Service Class Shares	$1,000.00	$1,041.90	$4.67	$1,020.60	$4.62

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.66% for Initial Class and 0.91% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Floating Rate Portfolio

Industry Composition as of December 31, 2016 (Unaudited)

Healthcare, Education & Childcare	10.0%
Electronics	9.0
Diversified/Conglomerate Service	6.5
Retail Store	6.0
Hotels, Motels, Inns & Gaming	5.8
Chemicals, Plastics & Rubber	5.7
Containers, Packaging & Glass	4.6
Utilities	4.6
Telecommunications	4.5
Buildings & Real Estate	3.7
Leisure, Amusement, Motion Pictures & Entertainment	3.5
Broadcasting & Entertainment	3.0
Beverage, Food & Tobacco	2.9
Oil & Gas	2.4
Insurance	2.3
Machinery (Non-Agriculture, Non-Construct & Non-Electronic)	2.2
Aerospace & Defense	2.1
Mining, Steel, Iron & Non-Precious Metals	2.1
Diversified/Conglomerate Manufacturing	2.1
Automobile	1.9
Printing & Publishing	1.7
Personal & Nondurable Consumer Products (Manufacturing Only)	1.7

Commercial Services	1.5%
Ecological	1.5
Media	1.4
Personal, Food & Miscellaneous Services	1.1
Finance	1.1
Affiliated Investment Company	0.9
Grocery	0.8
Cargo Transport	0.5
Banking	0.5
Home and Office Furnishings, Housewares & Durable Consumer Products	0.4
Machinery	0.3
Radio and TV Broadcasting	0.2
Software	0.2
Auto Manufacturers	0.1
Entertainment	0.1
Manufacturing	0.0 ‡
Short-Term Investments	3.5
Other Assets, Less Liabilities	–2.4

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2016 (excluding short-term investments) (Unaudited)

1.	Party City Holdings, Inc., 4.21%, due 8/19/22

2.	MGM Growth Properties Operating Partnership L.P., 3.50%, due 4/25/23

3.	Univision Communications, Inc., 4.00%, due 3/1/20

4.	First Data Corp.

5.	Michaels Stores, Inc., 3.75%, due 1/27/23
6.	Energy Future Intermediate Holding Co. LLC, 4.25%, due 6/30/17

7.	MainStay High Yield Corporate Bond Fund Class I

8.	Rexnord LLC, 3.75%, due 8/21/23

9.	Berry Plastics Holding Corp., 3.50%–3.75%, due 1/6/21–10/1/22

10.	Reynolds Group Holdings, Inc., 4.25%, due 2/5/23

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Robert H. Dial, Mark A. Campellone and Arthur S. Torrey of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Floating Rate Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Floating Rate Portfolio returned 8.45% for Initial Class shares and 8.18% for Service Class shares. Over the same period, both share classes underperformed the 10.16% return of the S&P/LSTA Leveraged Loan Index,1 which is the Portfolio’s primary benchmark (formerly a secondary benchmark of the Portfolio),1 and the 9.88% return of the Credit Suisse Leveraged Loan Index,1 which is the Portfolio’s secondary benchmark (formerly the primary benchmark of the Portfolio). Both share classes underperformed the 9.08% return of the Average Lipper2 Loan Participation Fund for the 12 months ended December 31, 2016.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2016, the S&P/LSTA Leveraged Loan Index became the primary benchmark of the Portfolio and the Credit Suisse Leveraged Loan Index became the Portfolio’s secondary benchmark. We selected the S&P/LSTA Leveraged Loan Index as the Portfolio’s primary benchmark because we believe that this Index is more reflective of the Portfolio’s current investment style.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s underperformance of its primary benchmark was driven by an underweight position in credits rated B3 and lower. These weaknesses were partially offset by the Portfolio’s better-than-benchmark performance in credits rated BB.4

On an industry basis, security selection in oil & gas, telecommunication services, metals & mining, and electronics (including information technology) detracted the most from the Portfolio’s performance relative to the S&P/LSTA Leveraged Loan Index. (Contributions take weightings and total returns into account.) The most significant positive contributions to the Portfolio’s relative performance during the reporting period came from security selection in industrial equipment, chemicals, and containers & packaging.

What was the Portfolio’s duration5 strategy during the reporting period?

The Portfolio invested in floating-rate loans that had a weighted average effective duration of less than three months. Floating-rate loans mature, on average, in five to seven years, but loan maturity can be as long as nine years. The underlying interest-rate contracts of the Portfolio’s loans, which are typically pegged to LIBOR,6 reset every 30, 60, 90 or 180 days. As of December 31, 2016, the Portfolio’s weighted average days to LIBOR reset was 48 days, which we considered to be a short duration. Since reset dates may vary for different loans, the actual period between a shift in interest rates and the time when the Portfolio would “catch up” may differ.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Riskier assets underperformed from the beginning of the reporting period until approximately March 1, 2016. After that, riskier assets recovered and materially outperformed assets considered to carry less risk. During the reporting period, we modified risk exposures by reducing exposure to credits rated BB and opportunistically increasing exposure to credits rated B and below. Overall, the Portfolio has typically remained underweight riskier credits, but we began to add exposure to riskier credits during the second half of the reporting period.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The first half of the reporting period was marked by modest economic growth and low interest rates, which resulted in tepid demand for loans. Credit stress in some industries—notably energy, mining and retail—led to weak loan prices and constrained returns. During the second half of the reporting period,

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	An obligation rated ‘B’ by Standard & Poor’s (“S&P”) is deemed by S&P to be more vulnerable to nonpayment than obligations rated ‘BB’, but in the opinion of S&P, the obligor currently has the capacity to meet its financial commitment on the obligation. It is the opinion of S&P that adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
4.	An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The London InterBank Offered Rate (“LIBOR”) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates

8	MainStay VP Floating Rate Portfolio

however, loan prices rebounded, driven by recovering energy prices. This helped support the energy sector and improve investor confidence in the economy.

For the entire reporting period, security selection in oil & gas, telecommunication services, metals & mining, and electronics (including information technology) detracted from the Portfolio’s relative performance. Positive contributions came from security selection in industrial equipment, chemicals, and containers & packaging.

The Portfolio’s underweight position in credits rated B or lower hurt relative performance, but this was partially offset by security selection in credits rated BB.

How did the Portfolio’s sector weightings change during the reporting period?

During the second half of the reporting period, the Portfolio reduced its weighting in BB-rated securities to pursue riskier loans rated B and below.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio held overweight positions relative to the S&P/LSTA Leveraged Loan Index in credits rated BB and in cash. (Although the Portfolio maintains cash to handle redemptions and purchase opportunities, the Index does not include a cash component.) As of the same date, the Portfolio held underweight positions relative to the Index in other categories across the credit spectrum.

As of December 31, 2016, the Portfolio’s most substantial industry exposures relative to the S&P/LSTA Leveraged Loan Index were in electronics, an underweight position relative to the Index; business equipment/services, an overweight position; health care, an underweight position; chemicals, an overweight position; and hotels & casinos, a neutral position relative to the benchmark.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Principal Amount	Value

Long-Term Bonds 98.0%† Corporate Bonds 2.4%
Auto Manufacturers 0.1%
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (a)	$400,000	$395,500

Beverage, Food & Tobacco 0.1%
Advancepierre Food Holdings, Inc. 5.50%, due 12/15/24 (a)	1,000,000	1,009,380

Chemicals, Plastics & Rubber 0.3%
Platform Specialty Products Corp. 6.50%, due 2/1/22 (a)	1,500,000	1,511,250
Versum Materials, Inc. 5.50%, due 9/30/24 (a)	1,050,000	1,073,625

		2,584,875

Containers, Packaging & Glass 0.2%
ARD Finance S.A. 7.125%, due 9/15/23 (a)(c)	670,000	661,625
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 7.25%, due 5/15/24 (a)	600,000	632,250
Greif, Inc. 7.75%, due 8/1/19	650,000	721,500

		2,015,375

Diversified/Conglomerate Manufacturing 0.3%
Acco Brands Corp. 5.25%, due 12/15/24 (a)	1,880,000	1,892,934
Scotts Miracle Grow Co. 5.25%, due 12/15/26 (a)	200,000	200,000

		2,092,934

Ecological 0.1%
Advanced Disposal Services, Inc. 5.625%, due 11/15/24 (a)	800,000	796,000

Healthcare, Education & Childcare 0.0%‡
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (a)	170,000	178,942

Hotels, Motels, Inns & Gaming 0.2%
Pinnacle Entertainment, Inc. 5.625%, due 5/1/24 (a)	1,250,000	1,253,125

Media 0.2%
SFR Group S.A. 6.00%, due 5/15/22 (a)	2,000,000	2,052,500

	Principal Amount	Value

Mining, Steel, Iron & Non-Precious Metals 0.0%‡
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (a)	$170,000	$197,212

Oil & Gas 0.1%
FTS International, Inc. 8.463%, due 6/15/20 (a)(d)	830,000	830,000

Software 0.2%
♦First Data Corp. 6.75%, due 11/1/20 (a)	1,696,000	1,759,600

Telecommunications 0.2%
CommScope, Inc. 4.375%, due 6/15/20 (a)	445,000	455,013
Frontier Communications Corp. 8.875%, due 9/15/20	1,000,000	1,065,000
T-Mobile USA, Inc. 6.25%, due 4/1/21	400,000	416,000

		1,936,013

Utilities 0.4%
Dynegy, Inc.
7.375%, due 11/1/22	1,000,000	955,000
7.625%, due 11/1/24	1,500,000	1,383,750
NRG Energy, Inc. 7.25%, due 5/15/26 (a)	1,300,000	1,293,500

		3,632,250

Total Corporate Bonds (Cost $20,524,859)		20,733,706

Floating Rate Loans 85.7% (e)
Aerospace & Defense 2.1%
American Airlines, Inc.
2016 USD Term Loan B 3.25%, due 12/14/23	1,803,808	1,811,137
New Term Loan 3.26%, due 6/27/20	3,109,611	3,123,215
BE Aerospace, Inc. 2014 Term Loan B 3.89%, due 12/16/21	3,283,636	3,296,978
DAE Aviation Holdings, Inc. 1st Lien Term Loan 5.25%, due 7/7/22	3,406,875	3,421,780
Engility Corp. Term Loan B2 5.81%, due 8/12/23	923,971	935,232

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest Holdings or Issuers held, as of December 31, 2016, excluding short-term investments. May be subject to change daily.

10	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Aerospace & Defense (continued)
TransDigm, Inc. 2016 Extended Term Loan F 3.77%, due 6/9/23	$3,752,698	$3,787,099
United Airlines, Inc. New Term Loan B 3.27%, due 4/1/19	1,429,093	1,433,686

		17,809,127

Automobile 1.9%
Allison Transmission, Inc. New Term Loan B3 3.26%, due 9/23/22	1,005,866	1,017,900
FCA U.S. LLC New Term Loan B 3.50%, due 5/24/17	2,235,078	2,239,828
Federal-Mogul Holdings Corp. New Term Loan C 4.75%, due 4/15/21	2,167,281	2,142,223
Goodyear Tire & Rubber Co. (The) New 2nd Lien Term Loan 3.75%, due 4/30/19	2,050,000	2,067,425
KAR Auction Services, Inc. Term Loan B2 4.19%, due 3/11/21	1,576,946	1,586,144
MPG Holdco I, Inc. 2015 Term Loan B 3.75%, due 10/20/21	2,488,132	2,491,934
Tectum Holdings, Inc. Term Loan B 5.75%, due 8/24/23	2,369,063	2,398,676
Tower Automotive Holdings USA LLC New Term Loan 4.00%, due 4/23/20	2,810,369	2,812,125

		16,756,255

Banking 0.5%
Capital Automotive L.P. New Term Loan B 4.00%, due 4/10/19	3,298,512	3,313,827
New 2nd Lien Term Loan 6.00%, due 4/30/20	666,667	670,417

		3,984,244

Beverage, Food & Tobacco 2.8%
Acosta Holdco, Inc. 2015 Term Loan 4.25%, due 9/26/21	4,060,311	3,952,034
Advantage Sales & Marketing, Inc. 2014 1st Lien Term Loan 4.25%, due 7/23/21	4,391,307	4,393,503
2014 2nd Lien Term Loan 7.50%, due 7/25/22	625,000	608,333

	Principal Amount	Value

Beverage, Food & Tobacco (continued)
ASP MSG Acquisition Co., Inc. Term Loan B 6.00%, due 8/16/23	$2,244,375	$2,275,235
B&G Foods, Inc. 2015 Term Loan B 3.75%, due 11/2/22	746,795	753,143
Crossmark Holdings, Inc. 1st Lien Term Loan 4.50%, due 12/20/19 (b)	108,701	80,439
2nd Lien Term Loan 8.75%, due 12/21/20 (b)	800,000	340,000
Hostess Brands LLC 2016 1st Lien Term Loan 4.00%, due 8/3/22	2,482,462	2,508,839
Oak Tea, Inc. USD Term Loan B1 3.25%, due 7/2/22	3,413,046	3,421,578
Pinnacle Foods Finance LLC Term Loan G 3.39%, due 4/29/20	2,075,521	2,089,975
2016 Term Loan I 3.51%, due 1/13/23	990,000	1,001,962
U.S. Foods, Inc. 2016 Term Loan B 3.77%, due 6/27/23	2,483,673	2,505,850

		23,930,891

Broadcasting & Entertainment 3.0%
CBS Radio Inc. Term Loan B 4.50%, due 10/17/23	1,811,321	1,828,869
Charter Communications Operating LLC 2016 Term Loan I Add 3.01%, due 1/15/24	2,764,821	2,782,967
Cumulus Media Holdings, Inc. 2013 Term Loan 4.25%, due 12/23/20	2,027,594	1,317,936
Entercom Radio, LLC 2016 Term Loan 4.52%, due 11/1/23	1,909,091	1,927,704
iHeartCommunications, Inc. Term Loan D 7.52%, due 1/30/19	1,750,000	1,418,958
Mission Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	542,228	546,972
Nexstar Broadcasting, Inc. Term Loan B2 3.75%, due 10/1/20	614,895	620,276
Numericable U.S. LLC USD Term Loan B7 5.14%, due 1/15/24	3,209,677	3,235,355

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Broadcasting & Entertainment (continued)
Salem Communications Corp. Term Loan B 4.50%, due 3/13/20	$1,692,536	$1,648,106
♦Univision Communications, Inc.
Term Loan C3 4.00%, due 3/1/20	2,307,978	2,315,912
Term Loan C4 4.00%, due 3/1/20	6,034,956	6,059,265
Wideopenwest Finance LLC 2016 Term Loan B 4.50%, due 8/18/23	1,995,000	2,007,469

		25,709,789

Buildings & Real Estate 3.7%
DTZ U.S. Borrower LLC 2015 1st Lien Term Loan 4.25%, due 11/4/21	3,457,835	3,465,760
GYP Holdings III Corp. Add On 1st Lien Term Loan 4.50%, due 4/1/21	1,995,000	1,997,494
HD Supply, Inc. Incremental Term Loan B1 3.75%, due 8/13/21	987,525	991,722
Incremental Term Loan B2 3.75%, due 10/17/23	2,493,750	2,507,465
Headwaters, Inc. 2016 Term Loan B 4.00%, due 3/24/22	3,403,486	3,416,249
Jeld-Wen, Inc. Term Loan B2 4.75%, due 7/1/22	3,750,000	3,787,500
Priso Acquisition Corp. 1st Lien Term Loan 4.50%, due 5/8/22 (b)	1,183,014	1,190,408
Realogy Corp. 2016 Term Loan B 3.77%, due 7/20/22	5,951,862	6,048,580
Safway Group Holding LLC Term Loan B 5.75%, due 8/19/23	2,930,156	2,970,446
Wilsonart LLC 2016 Term Loan 4.50%, due 12/19/23 (b)	6,132,034	6,185,689

		32,561,313

Cargo Transport 0.5%
BWAY Holding Co., Inc. 2016 Term Loan B 4.75%, due 8/14/23	2,862,797	2,872,101
XPO Logistics, Inc. Term Loan B2 4.25%, due 10/30/21	1,444,884	1,461,861

		4,333,962

	Principal Amount	Value

Chemicals, Plastics & Rubber 4.8%
Allnex USA, Inc. USD Term Loan B3 5.13%, due 9/13/23	$835,639	$840,862
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B1 3.50%, due 2/1/23	4,021,979	4,062,199
Chemours Co. (The) Term Loan B 3.77%, due 5/12/22	2,043,844	2,036,180
Chromaflo Technologies Corp. Term Loan B1 5.00%, due 11/18/23	217,361	218,855
Term Loan B2 5.00%, due 11/18/23	282,639	284,589
Colouroz Investment 2 LLC USD 2nd Lien Term Loan B2 8.25%, due 9/6/22	642,857	630,000
Emerald Performance Materials LLC New 1st Lien Term Loan 4.50%, due 8/1/21	1,689,910	1,696,952
New 2nd Lien Term Loan 8.75%, due 8/1/22	700,000	698,688
Flint Group U.S. LLC USD 1st Lien Term Loan B2 4.50%, due 9/7/21	2,471,126	2,468,037
GCP Applied Technologies, Inc. 2016 Term Loan B 4.25%, due 2/3/22	2,729,375	2,749,845
Huntsman International LLC Term Loan B2 3.91%, due 4/1/23	1,488,769	1,498,074
Ineos U.S. Finance LLC 2015 USD Term Loan 4.25%, due 3/31/22	3,252,150	3,279,250
Kraton Polymers LLC Term Loan B 6.00%, due 1/6/22	750,000	755,834
MacDermid, Inc. 2016 USD Term Loan 5.00%, due 6/7/23	4,390,818	4,437,167
Nexeo Solutions LLC 2016 Term Loan 5.25%, due 6/9/23	2,558,571	2,576,694
OXEA Finance LLC USD Term Loan B2 4.25%, due 1/15/20	2,483,363	2,415,070
PQ Corp. 2016 USD Term Loan 5.25%, due 11/4/22	868,369	875,502

12	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Chemicals, Plastics & Rubber (continued)
Solenis International, L.P. USD 1st Lien Term Loan 4.25%, due 7/31/21	$1,377,205	$1,378,066
USD 2nd Lien Term Loan 7.75%, due 7/31/22	750,000	735,938
Univar, Inc. 2015 Term Loan 4.25%, due 7/1/22	6,912,500	6,953,235
Zep Inc. 2016 Term Loan 5.00%, due 6/26/22	1,379,000	1,385,895

		41,976,932

Commercial Services 1.3%
Conduent, Inc. USD Term Loan B 6.25%, due 12/7/23	4,800,000	4,854,000
Fort Dearborn Co. 2016 1st Lien Term Loan 5.04%, due 10/19/23	2,500,000	2,517,188
2016 2nd Lien Term Loan 9.50%, due 10/19/24	500,000	507,500
Monitronics International Inc. Term Loan B2 6.50%, due 9/30/22	3,192,000	3,218,934

		11,097,622

Containers, Packaging & Glass 4.4%
Anchor Glass Container Corp. 2016 1st Lien Term Loan 4.25%, due 12/7/23	3,200,000	3,224,000
2016 2nd Lien Term Loan 8.75%, due 12/7/24	500,000	508,750
Ardagh Holdings USA, Inc. Incremental Term Loan 4.00%, due 12/17/21	5,100,443	5,151,447
Berlin Packaging LLC 2014 1st Lien Term Loan 4.50%, due 10/1/21	1,488,617	1,501,178
♦Berry Plastics Holding Corp.
Term Loan G 3.50%, due 1/6/21	4,622,173	4,649,135
Term Loan H 3.75%, due 10/1/22	2,999,605	3,024,352
Caraustar Industries, Inc. Term Loan B 8.00%, due 5/1/19	872,867	887,051
Term Loan C 8.00%, due 5/1/19	951,609	967,073
Hilex Poly Co. LLC 1st Lien Term Loan 4.25%, due 12/13/23	1,500,000	1,513,125

	Principal Amount	Value

Containers, Packaging & Glass (continued)
Klockner-Pentaplast of America, Inc. USD 1st Lien Term Loan 4.25%, due 4/28/20	$759,123	$765,765
USD German Borrower 4.25%, due 4/28/20	324,412	327,250
Mauser U.S. Corp. LLC USD 1st Lien Term Loan 4.50%, due 7/31/21	1,594,303	1,598,953
Rack Merger Sub, Inc. 2nd Lien Term Loan 8.25%, due 10/3/22	571,429	544,286
Ranpak Corp. 2015 Term Loan 4.25%, due 10/1/21	1,282,466	1,285,672
♦Reynolds Group Holdings, Inc. 2016 USD Term Loan 4.25%, due 2/5/23	7,301,125	7,375,793
Signode Industrial Group U.S., Inc. USD Term Loan B 4.00%, due 5/1/21	3,736,054	3,747,729
Tekni-Plex, Inc. 2015 USD Term Loan B 4.50%, due 6/1/22	1,576,000	1,573,636

		38,645,195

Diversified/Conglomerate Manufacturing 1.8%
Doosan Infracore International, Inc. Term Loan B 4.50%, due 5/28/21	2,186,538	2,216,604
Filtration Group Corp. 1st Lien Term Loan 4.25%, due 11/21/20	3,266,816	3,274,983
Gardner Denver, Inc. USD Term Loan 4.56%, due 7/30/20	1,624,019	1,604,734
Mueller Water Products, Inc. New Term Loan B 4.09%, due 11/26/21	1,519,000	1,532,291
North American Lifting Holdings, Inc. 1st Lien Term Loan 5.50%, due 11/27/20 (b)	1,376,321	1,173,314
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.00%, due 11/15/23	4,166,667	4,202,258
USAGM HoldCo. LLC 2016 Incremental Delayed Draw Term Loan 5.01%, due 7/28/22 (f)	160,800	161,805
2016 Incremental Term Loan 5.50%, due 7/28/22	1,595,339	1,605,310

		15,771,299

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Diversified/Conglomerate Service 6.5%
Applied Systems, Inc. New 1st Lien Term Loan 4.00%, due 1/25/21	$2,377,122	$2,394,456
New 2nd Lien Term Loan 7.50%, due 1/24/22	581,745	585,987
Brickman Group, Ltd. LLC 1st Lien Term Loan 4.00%, due 12/18/20	3,472,494	3,474,974
CCC Information Services, Inc. Term Loan 4.00%, due 12/20/19	1,491,627	1,491,627
CompuCom Systems, Inc. REFI Term Loan B 4.25%, due 5/9/20 (b)	2,017,752	1,550,306
Cotiviti Corp. Term Loan B 3.75%, due 9/28/23	1,517,189	1,524,775
Emdeon Business Services LLC Term Loan B2 3.75%, due 11/2/18	982,143	983,575
♦First Data Corp. 2016 USD Term Loan 3.76%, due 3/24/21	4,257,019	4,296,929
USD 2016 Repriced Term Loan 3.76%, due 7/10/22	2,239,088	2,262,599
Information Resources, Inc. 1st Lien Term Loan TBD, due 12/16/23 (b)	687,500	692,370
Term Loan B 5.56%, due 9/30/20	1,958,780	1,957,409
J.D. Power and Associates 1st Lien Term Loan 5.25%, due 9/7/23	1,995,000	2,009,962
2nd Lien Term Loan 9.50%, due 9/7/24	375,000	375,000
KAR Auction Services, Inc. Term Loan B3 4.50%, due 3/9/23	2,977,500	3,016,580
Kronos, Inc. New 1st Lien Term Loan 5.00%, due 11/1/23	4,150,000	4,183,719
Mitchell International, Inc. New 1st Lien Term Loan 4.50%, due 10/13/20	3,133,784	3,131,174
MKS Instruments, Inc. 2016 Term Loan B2 3.52%, due 5/1/23	1,661,702	1,676,934
MX Holdings U.S., Inc. Term Loan B1A 3.52%, due 8/14/20	3,329,211	3,354,180

	Principal Amount	Value

Diversified/Conglomerate Service (continued)
Outerwall, Inc. 1st Lien Term Loan 5.25%, due 9/27/23	$1,496,250	$1,511,836
2nd Lien Term Loan 9.75%, due 9/27/24	1,000,000	1,007,500
Prime Security Services Borrower LLC 2016 1st Lien Term Loan 4.25%, due 5/2/22	2,315,863	2,349,878
Sabre, Inc. Term Loan B 4.00%, due 2/19/19	2,045,237	2,061,855
Sophia L.P. 2015 Term Loan B 4.75%, due 9/30/22	1,960,897	1,975,196
Sungard Availability Services Capital, Inc. Term Loan B 6.00%, due 3/31/19	1,496,623	1,443,306
TruGreen, Ltd. Partnership 1st Lien Term Loan B 6.50%, due 4/13/23	1,791,000	1,813,387
Vantiv LLC 2014 Term Loan B 3.25%, due 10/14/23	1,639,286	1,648,166
Verint Systems, Inc. USD Term Loan 3.57%, due 9/6/19	2,397,196	2,408,583
WEX, Inc. Term Loan B 4.27%, due 7/1/23	995,000	1,006,372

		56,188,635

Ecological 1.2%
Advanced Disposal Services Inc. Term Loan B3 3.50%, due 11/10/23	3,841,313	3,873,323
Casella Waste Systems, Inc. Term Loan B 4.00%, due 10/3/23	1,250,000	1,260,937
Multi Packaging Solutions, Inc. 2014 Term Loan B 4.25%, due 9/30/20	126,318	126,318
Incremental Term Loan 4.25%, due 9/30/20	1,641,584	1,641,584
RP Crown Parent LLC 2016 Term Loan B 4.50%, due 10/12/23	2,400,000	2,410,001
Waste Industries USA, Inc. 2016 Term Loan 3.52%, due 2/27/20	1,310,000	1,313,685

		10,625,848

14	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Electronics 8.1%
Avast Software B.V. USD Term Loan B 5.00%, due 9/30/22	$2,633,333	$2,663,617
BMC Software Finance, Inc. USD Term Loan 5.00%, due 9/10/20	3,516,566	3,503,868
Cision U.S., Inc. USD Term Loan B 7.00%, due 6/16/23	2,713,365	2,677,413
CommScope, Inc. Term Loan B5 3.27%, due 12/29/22	1,975,000	1,991,047
CPI International, Inc. New Term Loan B 4.25%, due 11/17/17	1,912,467	1,907,686
Dell Inc. 2016 Term Loan B 4.02%, due 9/7/23	7,100,000	7,215,374
Diebold, Inc. USD Term Loan 5.25%, due 11/6/23	1,595,000	1,617,928
EIG Investors Corp. 2013 Term Loan 6.48%, due 11/9/19	4,214,831	4,195,076
Epicor Software Corp. 1st Lien Term Loan 4.75%, due 6/1/22	6,259,714	6,276,928
Evertec Group LLC New Term Loan B 3.25%, due 4/17/20	1,223,231	1,214,056
Eze Castle Software, Inc. New 1st Lien Term Loan 4.00%, due 4/6/20	1,000,000	997,188
2016 1st Lien Term Loan 4.50%, due 4/6/20	995,000	993,756
Go Daddy Operating Co. LLC New Term Loan B 4.25%, due 5/13/21	2,929,900	2,951,508
Hyland Software, Inc. 2015 Term Loan 4.75%, due 7/1/22	2,487,895	2,498,558
2nd Lien Term Loan 8.25%, due 7/1/23 (b)	700,000	705,250
Infor (U.S.), Inc. USD Term Loan B3 3.75%, due 6/3/20	936,967	936,732
USD Term Loan B5 3.75%, due 6/3/20	4,708,128	4,708,782

	Principal Amount	Value

Electronics (continued)
Informatica Corp. USD Term Loan 4.50%, due 8/5/22	$1,782,462	$1,771,003
Quest Software US Holdings, Inc. Term Loan B 7.00%, due 10/31/22	4,050,000	4,098,600
Riverbed Technology, Inc. 2016 Term Loan 4.25%, due 4/24/22	1,262,922	1,267,131
Rocket Software, Inc. 2016 1st Lien Term Loan 5.25%, due 10/14/23	3,491,250	3,520,552
SS&C Technologies, Inc. 2015 Term Loan B1 4.00%, due 7/8/22	3,121,521	3,158,867
2015 Term Loan B2 4.00%, due 7/8/22	318,542	322,353
Veritas U.S., Inc. USD Term Loan B1 6.63%, due 1/27/23	1,985,000	1,827,854
Vertafore, Inc. Reprice Term Loan 4.25%, due 6/30/23	2,992,500	2,996,241
Western Digital Corp. USD 2016 Term Loan B1 4.52%, due 4/29/23	2,189,000	2,216,754
Zebra Technologies Corp. 2016 Term Loan B 3.45%, due 10/27/21	2,576,104	2,597,035

		70,831,157

Entertainment 0.1%
Global Eagle Entertainment, Inc. 1st Lien Term Loan 7.00%, due 12/22/22 (b)	900,000	882,000

Finance 1.1%
Alliant Holdings I, Inc. 2015 Term Loan B 4.75%, due 8/12/22	1,838,667	1,843,263
Brand Energy & Infrastructure Services, Inc. New Term Loan B 4.75%, due 11/26/20	1,323,673	1,310,909
Duff & Phelps Investment Management Co. Term Loan B 4.75%, due 4/23/20	1,610,397	1,620,462
Term Loan B1 4.75%, due 4/23/20	980,000	986,125
Istar Financial, Inc. 2016 Term Loan B 5.50%, due 7/1/20	1,396,215	1,410,177

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Finance (continued)
NFP Corp. Term Loan B 4.50%, due 12/9/23 (b)	$500,000	$504,375
ON Assignment, Inc. 2016 Term Loan 3.52%, due 6/3/22	1,669,818	1,685,473

		9,360,784

Grocery 0.8%
Albertsons LLC USD 2016 Term Loan B4 3.77%, due 8/22/21	3,737,024	3,775,563
USD 2016 Term Loan B6 4.06%, due 6/22/23	2,725,805	2,763,285

		6,538,848

Healthcare, Education & Childcare 8.4%
Acadia Healthcare Co., Inc. Term Loan B2 3.76%, due 2/16/23	1,298,880	1,302,127
Akorn, Inc. Term Loan B 5.25%, due 4/16/21	2,308,726	2,337,585
Alvogen Pharma U.S., Inc. Term Loan 6.00%, due 4/2/22	2,201,738	2,160,455
Avantor Performance Materials Holdings, Inc. 2016 1st Lien Term Loan 6.00%, due 6/21/22	3,578,050	3,618,304
Community Health Systems, Inc. Term Loan G 3.75%, due 12/31/19	2,275,436	2,199,352
Term Loan H 4.00%, due 1/27/21	4,186,771	4,037,990
Term Loan F 4.18%, due 12/31/18	1,147,999	1,127,730
Concentra, Inc. 1st Lien Term Loan 4.00%, due 6/1/22	2,773,525	2,780,458
DaVita HealthCare Partners, Inc. Term Loan B 3.52%, due 6/24/21	3,821,974	3,852,232
Envision Healthcare Corp. 2016 Term Loan B 4.00%, due 12/1/23	3,904,082	3,928,483
ExamWorks Group, Inc. Term Loan 4.75%, due 7/27/23	2,493,750	2,504,972
Grifols Worldwide Operations USA, Inc. USD Term Loan B 3.72%, due 2/27/21	2,939,547	2,955,658

	Principal Amount	Value

Healthcare, Education & Childcare (continued)
HCA, Inc. Term Loan B7 3.52%, due 2/15/24	$2,605,669	$2,632,192
Term Loan B6 4.02%, due 3/17/23	1,845,106	1,864,711
IMS Health, Inc. 2016 USD Term Loan B 3.50%, due 3/17/21	1,536,200	1,545,161
Inventiv Health, Inc. 2016 Term Loan B 4.75%, due 11/9/23	2,500,000	2,501,953
Jaguar Holding Co. II 2015 Term Loan B 4.25%, due 8/18/22	5,800,405	5,852,365
Kindred Healthcare, Inc. New Term Loan 4.25%, due 4/9/21	2,033,586	2,028,502
Kinetic Concepts, Inc. USD Term Loan F1 5.00%, due 11/4/20	4,300,668	4,306,044
Lasis Healthcare LLC Term Loan B2 4.50%, due 5/3/18	552,021	546,639
Onex Carestream Finance, L.P. 1st Lien Term Loan 5.00%, due 6/7/19	5,013,121	4,860,221
2nd Lien Term Loan 9.50%, due 12/7/19 (b)	1,723,401	1,404,571
Opal Acquisition, Inc. Term Loan B 5.00%, due 11/27/20	2,718,330	2,551,832
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	3,604,810	3,572,143
Press Ganey Holdings, Inc. 1st Lien Term Loan 4.25%, due 10/21/23	1,000,000	1,005,000
RPI Finance Trust Term Loan B5 3.50%, due 10/14/22	1,655,028	1,673,057
Select Medical Corp. Series E Term Loan B 6.00%, due 6/1/18	2,468,735	2,504,223
Sterigenics-Nordion Holdings LLC 2015 Term Loan B 4.25%, due 5/15/22	1,146,589	1,150,173

		72,804,133

16	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Home and Office Furnishings, Housewares & Durable Consumer Products 0.4%
Serta Simmons Holdings, LLC 1st Lien Term Loan 4.50%, due 11/8/23	$3,537,995	$3,564,530

Hotels, Motels, Inns & Gaming 5.1%
Affinity Gaming, LLC Initial Term Loan 5.00%, due 7/1/23	2,655,827	2,672,426
Caesars Entertainment Operating Co. Extended Term Loan B5 8.25%, due 3/1/17	2,279,722	2,458,680
Extended Term Loan B6 9.25%, due 3/1/17	1,747,210	1,926,299
Term Loan B7 (Non RSA) 11.25%, due 3/1/17	1,015,168	1,185,209
Caesars Entertainment Resort Properties LLC Term Loan B 7.00%, due 10/11/20	2,412,722	2,436,246
CityCenter Holdings LLC Term Loan B 4.25%, due 10/16/20	2,884,859	2,911,304
ESH Hospitality, Inc. 2016 Term Loan B 3.77%, due 8/30/23	997,500	1,008,514
Hilton Worldwide Finance LLC Term Loan B2 3.26%, due 10/25/23	3,106,311	3,137,930
Term Loan B1 3.50%, due 10/26/20	228,470	230,183
La Quinta Intermediate Holdings LLC Term Loan B 3.75%, due 4/14/21	3,315,000	3,313,965
♦MGM Growth Properties Operating Partnership L.P. 2016 Term Loan B 3.50%, due 4/25/23	8,406,475	8,466,901
Pinnacle Entertainment, Inc. Term Loan B 3.77%, due 4/28/23	385,583	387,029
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	7,275,000	7,371,394
Station Casinos LLC 2016 Term Loan B 3.75%, due 6/8/23	4,695,506	4,746,128
UFC Holdings LLC 1st Lien Term Loan 5.00%, due 8/18/23	1,875,000	1,894,140

		44,146,348

	Principal Amount	Value

Insurance 2.3%
Asurion LLC 2016 Term Loan B2 4.02%, due 7/8/20	$178,821	$179,492
Term Loan B5 4.75%, due 11/3/23	1,596,000	1,613,157
Term Loan B4 5.00%, due 8/4/22	2,592,752	2,618,031
New 2nd Lien Term Loan 8.50%, due 3/3/21	1,000,000	1,012,000
Hub International, Ltd. Term Loan B 4.00%, due 10/2/20	5,314,043	5,337,292
MPH Acquisition Holdings LLC 2016 Term Loan B 5.00%, due 6/7/23	2,783,862	2,830,592
Sedgwick Claims Management Services, Inc. 1st Lien Term Loan 3.75%, due 3/1/21	2,013,772	2,013,268
2nd Lien Term Loan 6.75%, due 2/28/22	4,400,000	4,383,500

		19,987,332

Leisure, Amusement, Motion Pictures & Entertainment 2.0%
Boyd Gaming Corp. Term Loan B2 3.76%, due 9/15/23	2,493,750	2,515,051
Term Loan B 4.00%, due 8/14/20	499,215	502,157
Creative Artists Agency LLC Term Loan B 5.00%, due 12/17/21	1,355,425	1,370,674
Fitness International LLC Term Loan B 6.00%, due 7/1/20	2,344,789	2,345,375
LTF Merger Sub, Inc. Term Loan B 4.25%, due 6/10/22	2,112,778	2,120,407
SeaWorld Parks & Entertainment, Inc. Incremental Term Loan B3 4.25%, due 5/14/20	1,313,036	1,316,975
Six Flags Theme Parks, Inc. 2015 Term Loan B 3.75%, due 6/30/22	2,000,000	2,014,376
William Morris Endeavor Entertainment LLC 1st Lien Term Loan 5.25%, due 5/6/21	1,864,614	1,885,591
2nd Lien Term Loan 8.25%, due 5/6/22	1,200,000	1,215,000
WMG Acquisition Corp. Term Loan C 3.75%, due 11/1/23	2,491,632	2,508,450

		17,794,056

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Machinery 0.3%
Cortes NP Acquisition Corp. Term Loan B 6.00%, due 11/30/23	$2,666,667	$2,684,445

Machinery (Non-Agriculture, Non-Construct & Non-Electronic) 1.8%
Apex Tool Group LLC Term Loan B 4.50%, due 1/31/20	3,490,022	3,442,034
CPM Holdings, Inc. Term Loan B 6.00%, due 4/11/22	1,477,500	1,494,122
Generac Power Systems, Inc. Extended Term Loan B 3.60%, due 5/31/23	1,681,014	1,692,221
Manitowoc Foodservice, Inc. 2016 Term Loan B 5.75%, due 3/3/23	1,410,256	1,432,585
♦Rexnord LLC 2016 Term Loan B 3.75%, due 8/21/23	7,679,230	7,708,027
Silver II U.S. Holdings LLC Term Loan 4.00%, due 12/13/19	321,563	303,274

		16,072,263

Manufacturing 0.0%‡
U.S. Farathane LLC Term Loan B2 5.75%, due 12/23/21	375,000	375,000

Mining, Steel, Iron & Non-Precious Metals 1.8%
Ameriforge Group, Inc. 1st Lien Term Loan 5.00%, due 12/19/19 (b)	2,921,174	1,522,662
Fairmount Minerals, Ltd. New Term Loan B2 4.50%, due 9/5/19	1,954,545	1,893,466
Gates Global, Inc. Term Loan B 4.25%, due 7/6/21	1,356,503	1,356,291
McJunkin Red Man Corp. New Term Loan 5.00%, due 11/8/19 (b)	1,035,582	1,037,524
Minerals Technologies, Inc. 2015 Term Loan B1 3.76%, due 5/9/21	2,757,267	2,788,286
Novelis, Inc. 2015 Term Loan B 4.02%, due 6/2/22	5,269,750	5,291,393

	Principal Amount	Value

Mining, Steel, Iron & Non-Precious Metals (continued)
Zekelman Industries, Inc. Term Loan B 6.00%, due 6/14/21	$1,786,705	$1,804,572

		15,694,194

Oil & Gas 2.1%
Ascent Resources-Marcellus LLC 1st Lien Term Loan 5.25%, due 8/4/20 (b)	1,000,000	545,000
2nd Lien Term Loan 8.50%, due 8/4/21 (b)	250,000	28,333
Chesapeake Energy Corp. Term Loan 8.50%, due 8/23/21	2,166,667	2,355,346
CITGO Holding, Inc. 2015 Term Loan B 9.50%, due 5/12/18	1,293,658	1,309,182
Energy Transfer Equity, L.P. 2015 Term Loan 4.14%, due 12/2/19	4,717,647	4,730,177
EP Energy LLC 2016 Term Loan 9.75%, due 6/30/21	2,437,500	2,544,141
Fieldwood Energy LLC New 1st Lien Term Loan 8.00%, due 8/31/20	305,556	290,278
1st Lien Last Out Term Loan 8.38%, due 9/30/20	412,500	353,719
HGIM Corp. Term Loan B 5.50%, due 6/18/20 (b)	786,893	611,154
Philadelphia Energy Solutions LLC Term Loan B 6.25%, due 4/4/18	1,255,429	1,035,729
Samson Investment Co. New 2nd Lien Term Loan 6.75%, due 9/25/18 (b)(g)	2,612,500	627,000
Seadrill Partners Finco LLC Term Loan B 4.00%, due 2/21/21 (b)	2,021,883	1,378,251
Western Refining, Inc. Term Loan B 5.25%, due 11/12/20	1,455,000	1,461,366
Term Loan B2 5.50%, due 6/23/23	746,867	750,601

		18,020,277

Personal & Nondurable Consumer Products (Manufacturing Only) 1.7%
American Builders & Contractors Supply Co. Term Loan B 3.52%, due 10/31/23	2,152,500	2,171,335

18	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Floating Rate Loans (continued)
Personal & Nondurable Consumer Products (Manufacturing Only) (continued)
Hillman Group, Inc. (The) Term Loan B 4.50%, due 6/30/21	$2,458,400	$2,465,571
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	719,583	724,380
Revlon Consumer Products Corp. 2016 Term Loan B 4.31%, due 9/7/23	2,576,875	2,598,779
Spectrum Brands, Inc. 2016 USD Term Loan 3.33%, due 6/23/22	1,909,108	1,928,880
SRAM LLC New Term Loan B 4.02%, due 4/10/20	3,064,438	3,041,455
Varsity Brands, Inc. 1st Lien Term Loan 5.00%, due 12/11/21	1,960,000	1,979,192

		14,909,592

Personal, Food & Miscellaneous Services 0.5%
Weight Watchers International, Inc. Term Loan B2 4.07%, due 4/2/20	1,291,167	1,066,827
Yum! Brands, Inc. 1st Lien Term Loan B 3.49%, due 6/16/23	2,985,000	3,021,566

		4,088,393

Printing & Publishing 1.3%
Cengage Learning Acquisitions, Inc. 2016 Term Loan B 5.25%, due 6/7/23	1,292,394	1,251,199
Checkout Holding Corp. 1st Lien Term Loan 4.50%, due 4/9/21	1,365,951	1,188,378
Getty Images, Inc. Term Loan B 4.75%, due 10/18/19	2,155,679	1,878,135
McGraw-Hill Global Education Holdings LLC 2016 Term Loan B 5.00%, due 5/4/22	2,238,750	2,238,190
SRS Distribution, Inc. 2015 Term Loan B 5.25%, due 8/25/22	1,496,222	1,511,808
Tribune Media Co. Term Loan 3.77%, due 12/27/20	3,413,770	3,436,530

		11,504,240

	Principal Amount	Value

Radio and TV Broadcasting 0.2%
Mission Broadcasting, Inc. 2016 Term Loan B2 TBD, due 9/26/23 (b)	$163,636	$164,864
Nexstar Broadcasting, Inc. 2016 Term Loan B TBD, due 9/21/23 (b)	1,836,364	1,850,136

		2,015,000

Retail Store 6.0%
American Tire Distributors Holdings, Inc. 2015 Term Loan 5.25%, due 9/1/21	1,070,100	1,063,604
Bass Pro Group LLC Term Loan B 5.97%, due 12/16/23	2,000,000	1,981,072
Belk, Inc. Term Loan 5.75%, due 12/12/22	1,462,283	1,257,564
BJ’s Wholesale Club, Inc. New 1st Lien Term Loan 4.50%, due 9/26/19	3,806,013	3,836,937
New 2nd Lien Term Loan 8.50%, due 3/26/20	522,499	528,051
CNT Holdings III Corp. Term Loan B 5.25%, due 1/22/23	1,987,487	2,001,400
Harbor Freight Tools USA, Inc. 2016 Term Loan B 3.89%, due 8/19/23	4,579,783	4,632,020
J. Crew Group, Inc. Term Loan B 4.00%, due 3/5/21	992,366	552,210
Leslie’s Poolmart, Inc. 2016 Term Loan 5.25%, due 8/16/23	3,990,000	4,021,589
♦Michaels Stores, Inc. 2016 Term Loan B1 3.75%, due 1/27/23	8,146,706	8,222,356
NBTY, Inc. USD Term Loan B 5.00%, due 5/5/23	2,653,333	2,673,233
Neiman Marcus Group, Inc. (The) 2020 Term Loan 4.25%, due 10/25/20	1,872,121	1,627,043
♦Party City Holdings, Inc. 2016 Term Loan 4.21%, due 8/19/22	8,881,648	8,930,222
Petco Animal Supplies, Inc. 2016 Term Loan B1 5.00%, due 1/26/23	2,646,667	2,663,944
PetSmart, Inc. Term Loan B2 4.00%, due 3/11/22	5,817,967	5,835,817

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

Floating Rate Loans (continued)
Retail Store (continued)
Pilot Travel Centers LLC 2016 Term Loan B 3.52%, due 5/25/23	$2,329,833	$2,344,395

		52,171,457

Telecommunications 3.0%
Avaya, Inc. Extended Term Loan B3 5.39%, due 10/26/17	750,000	653,438
Term Loan B6 6.50%, due 3/30/18	1,105,954	960,798
Genesys Telecommunications Laboratories, Inc. 2016 Term Loan B 6.25%, due 12/1/23	1,500,000	1,519,375
Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	1,440,000	1,451,700
New 2019 Term Loan 4.00%, due 8/1/19	3,200,000	3,231,200
2013 Term Loan B 4.00%, due 1/15/20	2,000,000	2,025,000
LTS Buyer LLC 1st Lien Term Loan 4.25%, due 4/13/20	3,892,416	3,919,176
Mitel U.S. Holdings, Inc. 2015 Term Loan 5.50%, due 4/29/22	2,689,312	2,717,326
Rackspace Hosting, Inc. 1st Lien Term Loan 4.50%, due 11/3/23	1,458,333	1,473,646
RCN Grande 1st Lien Term Loan (zero coupon), due 12/2/23 (b)	1,400,000	1,407,291
Syniverse Holdings, Inc. Term Loan 4.00%, due 4/23/19	3,547,482	3,090,744
T-Mobile USA, Inc. Term Loan B 3.52%, due 11/9/22	3,366,000	3,400,862

		25,850,556

Utilities 4.2%
Astoria Energy LLC Term Loan B 5.00%, due 12/24/21	2,444,549	2,424,687
Calpine Corp. Term Loan B5 3.75%, due 5/27/22	4,772,917	4,786,343

	Principal Amount	Value

Utilities (continued)
Dayton Power & Light Co. (The) Term Loan B 4.01%, due 8/24/22	$500,000	$507,187
Dynegy Holdings, Inc. Term Loan B2 4.00%, due 4/23/20	877,245	879,256
Dynegy, Inc. Escrow 5.00%, due 6/27/23	1,666,667	1,684,523
EIF Channelview Cogeneration LLC Term Loan B 4.25%, due 5/8/20	1,553,168	1,475,509
♦Energy Future Intermediate Holding Co. LLC 2016 DIP Term Loan 4.25%, due 6/30/17	8,125,000	8,171,720
Entergy Rhode Island State Energy, L.P. Term Loan B 5.75%, due 12/17/22	990,000	990,000
Essential Power LLC Term Loan B 4.75%, due 8/8/19	2,905,390	2,905,390
Granite Acquisition, Inc. Term Loan B 5.00%, due 12/19/21	1,973,523	1,975,167
Term Loan C 5.00%, due 12/19/21	88,607	88,681
2nd Lien Term Loan B 8.25%, due 12/19/22	800,000	764,800
NRG Energy, Inc. 2016 Term Loan B 3.52%, due 6/30/23	2,985,000	3,012,053
Southeast PowerGen LLC Term Loan B 4.50%, due 12/2/21	875,140	863,472
TEX Operations Co. LLC Exit Term Loan B 5.00%, due 8/4/23	3,257,143	3,281,571
Exit Term Loan C 5.00%, due 8/4/23	742,857	751,679
Texas Competitive Electric Holding Co. LLC 2016 Term Loan B2 4.00%, due 12/14/23	656,250	663,838
Texas Competitive Electric Holdings Co. LLC Non-Extended Term Loan TBD, due 10/10/17 (h)	1,750,000	593,075
Extended Term Loan TBD, due 10/10/17 (h)	1,750,000	594,300

		36,413,251

Total Floating Rate Loans (Cost $747,224,794)		745,098,968

20	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Foreign Floating Rate Loans 9.9% (e)
Chemicals, Plastics & Rubber 0.6%
Allnex (Luxembourg) & Cy S.C.A. 2016 USD Term Loan B2 5.13%, due 9/13/23	$1,109,172	$1,116,104
Flint Group GmbH USD Term Loan C 4.50%, due 9/7/21	408,506	411,570
Trinseo Materials Operating S.C.A. Term Loan B 4.25%, due 11/5/21	3,686,369	3,720,467

		5,248,141

Commercial Services 0.2%
Camelot UK Holdco, Ltd. Term Loan B 4.75%, due 10/3/23	1,496,250	1,512,709

Ecological 0.2%
Multi Packaging Solutions Ltd. USD Term Loan D 4.25%, due 10/14/23	1,594,511	1,594,511

Electronics 0.9%
Avago Technologies Cayman, Ltd. USD Term Loan B3 3.70%, due 2/1/23	5,856,189	5,934,884
NXP B.V. Term Loan F 3.27%, due 12/7/20	1,595,603	1,602,833

		7,537,717

Healthcare, Education & Childcare 1.6%
DPx Holdings B.V. 2014 USD Incremental Term Loan 4.25%, due 3/11/21	1,671,429	1,681,178
Endo Luxembourg Finance Co., I S.A R.L. 2015 Term Loan B 3.81%, due 9/26/22	2,972,506	2,980,868
Mallinckrodt International Finance S.A. Term Loan B 3.50%, due 3/19/21	972,500	973,542
Incremental Term Loan B1 3.75%, due 3/19/21	1,469,925	1,472,025
Valeant Pharmaceuticals International, Inc. Series D2 Term Loan B 5.00%, due 2/13/19	2,465,796	2,459,631
Series E Term Loan B 5.25%, due 8/5/20	3,181,503	3,171,278
Term Loan B F1 5.50%, due 4/1/22	1,465,969	1,466,152

		14,204,674

	Principal Amount	Value

Hotels, Motels, Inns & Gaming 0.5%
Amaya Holdings B.V. USD 1st Lien Term Loan 5.00%, due 8/1/21	$3,651,133	$3,662,087
USD 2nd Lien Term Loan 8.00%, due 8/1/22	243,750	243,826
Four Seasons Holdings, Inc. Term Loan B 3.75%, due 11/30/23	500,000	505,000

		4,410,913

Leisure, Amusement, Motion Pictures & Entertainment 1.5%
Bombardier Recreational Products, Inc. 2016 Term Loan B 3.75%, due 6/30/23	2,743,848	2,757,567
Delta 2 (Luxembourg) S.A.R.L. USD Term Loan B3 5.07%, due 7/30/21	4,766,667	4,810,077
USD 2nd Lien Term Loan 8.07%, due 7/31/22	1,200,000	1,207,200
Travelport Finance (Luxembourg) S.A.R.L. 2016 Term Loan B 5.00%, due 9/2/21	4,322,334	4,353,977

		13,128,821

Machinery (Non-Agriculture, Non-Construct & Non- Electronic) 0.4%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	2,839,875	2,851,313
Zodiac Pool Solutions 1st Lien Term Loan 5.50%, due 12/20/23	800,000	805,500

		3,656,813

Media 1.2%
Lions Gate Entertainment Corp. 2016 1st Lien Term Loan 3.75%, due 12/8/23	4,375,000	4,394,141
Trader Corp. Term Loan 5.00%, due 9/28/23	1,400,000	1,414,000
Virgin Media Investment Holdings, Ltd. USD Term Loan I 3.49%, due 1/31/25	5,000,000	5,018,750

		10,826,891

Mining, Steel, Iron & Non-Precious Metals 0.3%
FMG Resources (August 2006) Pty, Ltd. New Term Loan B 3.75%, due 6/30/19	2,362,064	2,365,016

Oil & Gas 0.2%
Drillships Financing Holding, Inc. Term Loan B1 6.00%, due 3/31/21 (b)	1,443,735	931,209

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

Foreign Floating Rate Loans (continued)
Oil & Gas (continued)
Pacific Drilling S.A. Term Loan B 4.50%, due 6/3/18 (b)	$1,501,111	$532,895

		1,464,104

Personal, Food & Miscellaneous Services 0.6%
B.C. Unlimited Liability Co. Term Loan B2 3.75%, due 12/10/21	5,617,646	5,659,778

Printing & Publishing 0.4%
Springer Science+Business Media Deutschland GmbH USD Term Loan B9 4.75%, due 8/14/20	3,621,099	3,616,572

Telecommunications 1.3%
Intelsat Jackson Holdings S.A. Term Loan B2 3.75%, due 6/30/19	4,139,180	3,996,527
Oberthur Technologies S.A. 2016 USD Term Loan B2 TBD, due 12/14/23 (b)	1,121,992	1,130,407
2016 USD Term Loan B1 4.70%, due 12/14/23 (b)	692,293	697,486
Telesat Canada USD Term Loan B3 4.50%, due 11/17/23	4,987,500	5,062,313

		10,886,733

Total Foreign Floating Rate Loans (Cost $86,910,158)		86,113,393

Total Long-Term Bonds (Cost $854,659,811)		851,946,067

	Shares
Affiliated Investment Company 0.9%
Fixed Income Fund 0.9%
♦MainStay High Yield Corporate Bond Fund Class I	1,354,128	7,772,696

Total Affiliated Investment Company (Cost $7,870,835)		7,772,696

Common Stocks 0.0%‡
Healthcare, Education & Childcare 0.0%‡
Millennium Laboratories, Inc. (i)	14,763	17,272

	Shares	Value

Oil & Gas 0.0%‡
Templar Energy Corp. Class B (b)(h)(i)	36,393	$2,548
Templar Energy LLC Class A (b)(h)(i)	36,029	263,373

		265,921

Total Common Stocks (Cost $360,292)		283,193

Preferred Stock 0.0%‡
Oil & Gas 0.0%‡
Templar Energy Corp. (b)(h)(i)	45,288	284,475

Total Preferred Stock (Cost $227,580)		284,475

	Principal Amount
Short-Term Investments 3.5%
Repurchase Agreement 0.4%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $3,085,689 (Collateralized by a United States Treasury Note with a rate of 3.625% and a maturity date of 2/15/20, with a Principal Amount of $2,925,000 and a Market Value of $3,150,907)	$3,085,679	3,085,679

Total Repurchase Agreement (Cost $3,085,679)		3,085,679

U.S. Government 3.1%
United States Treasury Bills
0.101%, due 1/5/17 (j)	7,100,000	7,099,921
0.411%, due 1/19/17 (j)	828,000	827,832
0.419%, due 1/19/17 (j)	4,700,000	4,699,028
0.431%, due 1/19/17 (j)	2,490,000	2,489,471
0.451%, due 1/12/17 (j)	4,177,000	4,176,432
0.477%, due 1/12/17 (j)	8,235,000	8,233,818

Total U.S. Government (Cost $27,526,502)		27,526,502

Total Short-Term Investments (Cost $30,612,181)		30,612,181

Total Investments (Cost $893,730,699) (k)	102.4%	890,898,612
Other Assets, Less Liabilities	(2.4)	(21,185,066)
Net Assets	100.0%	$869,713,546

22	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Illiquid security—As of December 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $27,723,330, which represented 3.2% of the Portfolio’s net assets.

(c)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(d)	Floating rate—Rate shown was the rate in effect as of December 31, 2016.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2016.

(f)	Represents a security which has additional commitments and contingencies. Principal amount and value excludes unfunded commitments.
(g)	Issue in default.

(h)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, the total market value of these securities was $1,737,771, which represented 0.2% of the Portfolio’s net assets.

(i)	Non-income producing security.

(j)	Interest rate shown represents yield to maturity.

(k)	As of December 31, 2016, cost was $893,765,269 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$9,407,247
Gross unrealized depreciation	(12,273,904)

Net unrealized depreciation	$(2,866,657)

The following abbreviation is used in the preceding pages:

TBD—To be determined

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$20,733,706	$—		$20,733,706
Floating Rate Loans (b)	—	686,542,833	58,556,135	(c)	745,098,968
Foreign Floating Rate Loans (e)	—	81,528,721	4,584,672	(d)	86,113,393

Total Long-Term Bonds	—	788,805,260	63,140,807		851,946,067

Affiliated Investment Company
Fixed Income Fund	7,772,696	—	—		7,772,696
Common Stocks (f)	17,272	—	265,921		283,193
Preferred Stock (g)	—	—	284,475		284,475
Short-Term Investments
Repurchase Agreement	—	3,085,679	—		3,085,679
U.S. Government	—	27,526,502	—		27,526,502

Total Short-Term Investments	—	30,612,181	—		30,612,181

Total Investments in Securities	$7,789,968	$819,417,441	$63,691,203		$890,898,612

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $58,556,135 are held within the Floating Rate Loans section of the Portfolio of Investments.

(c)	Level 3 Floating Rate Loans held by the Portfolio were valued by pricing services without adjustment. As of December 31, 2016, the value of these investments was $57,368,760.

(d)	Level 3 Foreign Floating Rate Loans held by the Portfolio were valued by pricing services without adjustment. As of December 31, 2016, the value of these investments was $4,584,672.

(e)	The Level 3 securities valued at $4,584,672 are held within the Foreign Floating Rate Loans section of the Portfolio of Investments.

(f)	The Level 3 securities valued at $265,921 are held in Oil & Gas within the Common Stocks section of the Portfolio of Investments.

(g)	The Level 3 security valued at $284,475 is held in Oil & Gas within the Preferred Stock section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2016 (continued)

As of December 31, 2016, securities with a market value of $14,329,476 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2015, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant observable inputs.

As of December 31, 2016, securities with a market value of $13,364,269 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2015, the fair value obtained for these floating rate loans, from an independent pricing service, utilized significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held as of December 31, 2016 (b)
Long-Term Bonds
Floating Rate Loans
Automobile	$4,846,258	$2,753	$29,100	$37,491	$2,357,535	$(1,787,187)	$—	$(3,087,274)	$2,398,676	$37,491
Banking	656,667	—	—	—	—	—	—	(656,667)	—	—
Beverage, Food & Tobacco	473,276	1,244	56	52,336	2,227,519	(6,757)	—	(392,000)	2,355,674	52,336
Broadcasting & Entertainment	—	(1,638)	(83)	22,563	—	(11,960)	1,158,366	—	1,167,248	22,563
Buildings & Real Estate	—	19	—	96,956	5,981,514	(29,909)	—	—	6,048,580	96,956
Chemicals, Plastics & Rubber	—	381	30	35,986	4,116,593	(17,250)	—	—	4,135,740	35,986
Commercial Services	—	951	—	168,014	5,192,535	—	—	—	5,361,500	168,014
Containers, Packaging & Glass	—	647	114	67,918	3,679,034	(61,220)	1,331,929	—	5,018,422	67,918
Diversified/Conglomerate Manufacturing	6,843,580	(277)	10,350	354,471	—	(3,818,206)	—	—	3,389,918	354,471
Diversified/Conglomerate Service	3,918,432	1,510	460	110,695	3,358,193	(642,648)	—	—	6,746,642	110,695
Ecological	1,783,119	151	(173)	91,487	1,243,768	(89,513)	—	—	3,028,839	91,487
Electronics	2,334,163	3,242	17,952	131,642	996,894	(1,576,207)	—	—	1,907,686	131,642
Finance	2,695,000	6,690	16,693	59,563	1,386,016	(2,753,785)	—	—	1,410,177	59,563
Healthcare, Education & Childcare	5,428,349	1,025	(4,131)	114,299	—	(555,024)	2,781,417	(5,428,350)	2,337,585	114,299
Leisure, Amusement, Motion Pictures & Entertainment	—	1,498	—	127,502	—	—	1,086,000	—	1,215,000	127,502
Mining, Steel, Iron & Non-Precious Metals	1,192,403	(388)	10	13,471	1,800,457	(8,978)	—	(1,192,403)	1,804,572	13,471
Oil & Gas	2,655,891	4,177	(518,516)	1,398,769	275,018	(1,110,108)	132,000	(1,919,953)	917,278	1,398,769
Personal & Nondurable Consumer Products	—	2,079	441	558,255	—	(178,664)	2,659,344	—	3,041,455	558,255
Printing & Publishing	—	987	48	99,685	—	(14,010)	1,101,668	—	1,188,378	99,685
Utilities	1,677,624	2,099	1,674	240,044	1,006,261	(266,812)	3,109,497	(687,622)	5,082,765	240,044
Foreign Floating Rate Loans
Chemicals, Plastics & Rubber	3,043,577	(969)	(4,505)	31,085	—	(3,059,212)	401,594	—	411,570	31,085
Energy Equipment & Services		(4,600)	(229)	383,299	—	(14,922)	567,661	—	931,209	383,299
Media	—	96	—	17,118	1,396,786	—	—	—	1,414,000	17,118
Technology Hardware, Storage & Peripherals	—	—	—	16,429	1,811,464	—	—	—	1,827,893	16,429
Common Stock
Oil & Gas	—	—	—	(94,371)	360,292	—	—	—	265,921	(94,371)
Preferred Stock
Oil & Gas	—	—	—	56,895	227,580	—	—	—	284,475	56,895

Total	$37,548,339	$21,677	$(450,709)	$4,191,602	$37,417,459	$(16,002,372)	$14,329,476	$(13,364,269)	$63,691,203	$4,191,602

(a)	Sales include principal reduction.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments, affiliated investments and unfunded commitments” in the Statement of Operations.

24	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $885,859,864)	$883,125,916
Investments in affiliated investment company, at value (identified cost $7,870,835)	7,772,696
Unrealized appreciation on unfunded commitments (See Note 5)	975
Receivables:
Investment securities sold	1,320,630
Dividends and interest	3,990,292
Fund shares sold	306,975
Other assets	7,381

Total assets	896,524,865

Liabilities
Payables:
Investment securities purchased	25,978,663
Manager (See Note 3)	433,888
Fund shares redeemed	135,644
NYLIFE Distributors (See Note 3)	122,227
Professional fees	62,025
Shareholder communication	51,202
Custodian	23,043
Trustees	1,222
Accrued expenses	3,405

Total liabilities	26,811,319

Net assets	$869,713,546

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$95,378
Additional paid-in capital	888,847,458

888,942,836
Undistributed net investment income	303,403
Accumulated net realized gain (loss) on investments	(16,701,581)
Net unrealized appreciation (depreciation) on investments	(2,832,087)
Net unrealized appreciation (depreciation) on unfunded commitments	975

Net assets	$869,713,546

Initial Class
Net assets applicable to outstanding shares	$287,372,608

Shares of beneficial interest outstanding	31,531,769

Net asset value per share outstanding	$9.11

Service Class
Net assets applicable to outstanding shares	$582,340,938

Shares of beneficial interest outstanding	63,846,350

Net asset value per share outstanding	$9.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Interest	$36,026,592
Dividend distributions from an affiliated investment company	407,888

Total income	36,434,480

Expenses
Manager (See Note 3)	4,769,945
Distribution/Service—Service Class (See Note 3)	1,408,796
Professional fees	131,986
Shareholder communication	129,961
Custodian	36,117
Trustees	20,545
Miscellaneous	80,683

Total expenses	6,578,033
Reimbursement from custodian (a)	(48,553)

Net expenses	6,529,480

Net investment income (loss)	29,905,000

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(6,493,304)
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and unfunded commitments	39,413,756

Net realized and unrealized gain (loss) on investments and unfunded commitments	32,920,452

Net increase (decrease) in net assets resulting from operations	$62,825,452

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

26	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$29,905,000	$29,376,342
Net realized gain (loss) on investments	(6,493,304)	(5,418,796)
Net change in unrealized appreciation (depreciation) on investments, affiliated investments and unfunded commitments	39,413,756	(22,640,864)

Net increase (decrease) in net assets resulting from operations	62,825,452	1,316,682

Dividends to shareholders:
From net investment income:
Initial Class	(9,137,208)	(8,579,087)
Service Class	(20,787,470)	(20,803,960)

Total dividends to shareholders	(29,924,678)	(29,383,047)

Capital share transactions:
Net proceeds from sale of shares	175,695,490	139,198,876
Net asset value of shares issued to shareholders in reinvestment of dividends	29,924,678	29,383,047
Cost of shares redeemed	(160,168,392)	(135,667,369)

Increase (decrease) in net assets derived from capital share transactions	45,451,776	32,914,554

Net increase (decrease) in net assets	78,352,550	4,848,189

Net Assets
Beginning of year	791,360,996	786,512,807

End of year	$869,713,546	$791,360,996

Undistributed net investment income at end of year	$303,403	$154,986

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$8.74		$9.05	$9.33	$9.32	$9.07

Net investment income (loss) (a)	0.35		0.35	0.36	0.39	0.39
Net realized and unrealized gain (loss) on investments	0.37		(0.31)	(0.28)	0.01	0.25

Total from investment operations	0.72		0.04	0.08	0.40	0.64

Less dividends:
From net investment income	(0.35)		(0.35)	(0.36)	(0.39)	(0.39)

Net asset value at end of year	$9.11		$8.74	$9.05	$9.33	$9.32

Total investment return (b)	8.45%		0.39%	0.86%	4.46%	7.15%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.94	%(c)	3.88%	3.89%	4.22%	4.25%
Net expenses	0.64	%(d)	0.64%	0.64%	0.64%	0.65%
Portfolio turnover rate	36%		35%	48%	49%	47%
Net assets at end of year (in 000’s)	$287,373		$226,083	$205,057	$281,957	$282,716

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.93%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.65%.

	Year ended December 31,
Service Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$8.75		$9.06	$9.34	$9.33	$9.08

Net investment income (loss) (a)	0.33		0.33	0.34	0.37	0.37
Net realized and unrealized gain (loss) on investments	0.37		(0.31)	(0.28)	0.01	0.25

Total from investment operations	0.70		0.02	0.06	0.38	0.62

Less dividends:
From net investment income	(0.33)		(0.33)	(0.34)	(0.37)	(0.37)

Net asset value at end of year	$9.12		$8.75	$9.06	$9.34	$9.33

Total investment return (b)	8.18%		0.14%	0.61%	4.20%	6.89%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.68	%(c)	3.63%	3.65%	3.96%	4.00%
Net expenses	0.89	%(d)	0.89%	0.89%	0.89%	0.90%
Portfolio turnover rate	36%		35%	48%	49%	47%
Net assets at end of year (in 000’s)	$582,341		$565,278	$581,456	$566,841	$458,609

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 3.67%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.90%.

28	MainStay VP Floating Rate Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Floating Rate Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2005. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek high current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

29

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

30	MainStay VP Floating Rate Portfolio

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was measured as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

31

Notes to Financial Statements (continued)

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Loan Assignments, Participations and Commitments.  The Portfolio primarily invests in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Asset and Liabilities. As of December 31, 2016, the Portfolio held unfunded commitments. (see Note 5)

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(J)  Securities Risk.  The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolio’s principal investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAV could go down and you could lose money. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in

32	MainStay VP Floating Rate Portfolio

developed markets. The ability of issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(K)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, NYL Investors LLC (“NYL Investors”), a registered investment adviser and a direct wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.60% to $1 billion; 0.575% from $1 billion to $3 billion; and 0.565% in excess of $3 billion. During the year ended December 31, 2016, the effective management fee rate was 0.60%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $4,769,945.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2016, purchases and sales transactions, income earned from investments and percentage of outstanding shares of Affiliated Investment Company was as follows:

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
MainStay High Yield Corporate Bond Fund Class I	$7,177	$—	$—	$408	$—	$7,773	0.1

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$371,255	$(16,667,011)	$(67,852)	$(2,865,682)	$(19,229,290)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, and material debt modification. The other temporary differences are primarily due to defaulted bond income accruals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$168,095	$3,051,057	$(3,219,152)

The reclassifications for the Portfolio are primarily due to defaulted bonds, return of capital distributions received, and capital loss carryforward expiration.

33

Notes to Financial Statements (continued)

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $16,667,011, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
2017 Unlimited	$2,462 1,354	$	— 12,851
Total	$3,816		$12,851

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$29,924,678	$—	$29,383,047	$—

Note 5–Commitments and Contingencies

As of December 31, 2016, the Portfolio had an unfunded commitment pursuant to the following loan agreement:

Borrower	Unfunded Commitments	Unrealized Appreciation
USAGM HoldCo. LLC
2016 Incremental Delayed Draw Term Loan due 7/28/22	$156,126	$975

Commitments are available until maturity date.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $367,254 and $273,270, respectively.

34	MainStay VP Floating Rate Portfolio

Notes to Financial Statements

Note 10–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	10,616,181	$95,242,947
Shares issued to shareholders in reinvestment of dividends and distributions	1,021,510	9,137,208
Shares redeemed	(5,976,244)	(52,481,853)

Net increase (decrease)	5,661,447	$51,898,302

Year ended December 31, 2015:
Shares sold	6,034,343	$54,660,091
Shares issued to shareholders in reinvestment of dividends and distributions	949,083	8,579,087
Shares redeemed	(3,769,994)	(34,214,175)

Net increase (decrease)	3,213,432	$29,025,003

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	8,986,272	$80,452,543
Shares issued to shareholders in reinvestment of dividends and distributions	2,324,999	20,787,470
Shares redeemed	(12,097,628)	(107,686,539)

Net increase (decrease)	(786,357)	$(6,446,526)

Year ended December 31, 2015:
Shares sold	9,344,684	$84,538,785
Shares issued to shareholders in reinvestment of dividends and distributions	2,299,701	20,803,960
Shares redeemed	(11,206,020)	(101,453,194)

Net increase (decrease)	438,365	$3,889,551

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

35

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Floating Rate Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Floating Rate Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks, brokers and transfer agent of the underlying fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

36	MainStay VP Floating Rate Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Floating Rate Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Portfolio, and responses from New York Life Investments and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and NYL Investors. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and SA ABBR

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of NYL Investors. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board also reviewed NYL Investors’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs

38	MainStay VP Floating Rate Portfolio

across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year. Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to NYL Investors are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

40	MainStay VP Floating Rate Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

41

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

42	MainStay VP Floating Rate Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

43

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

44	MainStay VP Floating Rate Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1723704	MSVPFR11-02/17 (NYLIAC) NI518

MainStay VP Allocation Portfolios

Message from the President and Annual Report

December 31, 2016

MainStay VP Conservative Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

MainStay VP Growth Allocation Portfolio

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The reports that follow provide more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the reports carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Table of Contents

Annual Report

MainStay VP Conservative Allocation Portfolio	5

MainStay VP Moderate Allocation Portfolio	17

MainStay VP Moderate Growth Allocation Portfolio	29

MainStay VP Growth Allocation Portfolio	41

Notes to Financial Statements	52

Report of Independent Registered Public Accounting Firm	62

Board Consideration and Approval of Management Agreement	63

Proxy Voting Policies and Procedures and Proxy Voting Record	67

Shareholder Reports and Quarterly Portfolio Disclosure	67

Board of Trustees and Officers	68

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

MainStay VP Conservative Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	6.36%	6.47%	5.40%	0.83%
Service Class Shares	6.10	6.21	5.13	1.08

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	11.96%	14.66%	6.95%
MSCI EAFE® Index[4]	1.00	6.53	0.75
Bloomberg Barclays U.S. Aggregate Bond Index[5]	2.65	2.23	4.34
Conservative Allocation Composite Index[6]	5.38	6.50	5.24
Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio[7]	5.27	4.95	4.23

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-
grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Conservative Allocation Composite Index as an additional benchmark. The Conservative Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 35%, 5% and 60%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Variable Products Mixed-Asset Target Allocation Conservative Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 20%-40% equity securities, with the remainder invested in bonds, cash and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Conservative Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,034.90	$0.15	$1,024.99	$0.15

Service Class Shares	$1,000.00	$1,033.60	$1.43	$1,023.73	$1.42

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

6	MainStay VP Conservative Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S.Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Conservative Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Conservative Allocation Portfolio returned 6.36% for Initial Class shares and 6.10% for Service Class shares. Over the same period, both share classes underperformed the 11.96% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, and outperformed the 1.00% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2016, both share classes outperformed the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 and the 5.38% return of the Conservative Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 5.27% return of the Average Lipper3 Variable Products Mixed-Asset Target Allocation Conservative Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective February 29, 2016, Amit Soni was added as a portfolio manager to the MainStay VP Conservative Allocation Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences in Portfolio composition—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks or investment-grade bonds—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because international stocks and investment-grade bonds tended to underperform U.S. large-cap stocks by substantial margins during the reporting period. The Conservative Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Portfolio’s performance relative to the Conservative Allocation Composite Index during the reporting period was the performance of the Underlying Portfolios/Funds, several of which struggled with performance difficulties. Noteworthy detractors included MainStay ICAP Equity Fund, MainStay VP International Equity Portfolio, MainStay VP Large Cap Growth Portfolio, MainStay Epoch Global Choice Fund and MainStay VP Emerging Markets Equity Portfolio.

Performance was further compromised by the Portfolio’s decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen, however, during the first half of 2016. In the first half of the reporting period, U.S. Treasury yields fell and stocks that offered high dividends outperformed those that did not by very wide margins. These factors partially reversed during the second half of the reporting period, but not enough to undo the harm caused by the Portfolio’s holding only a very small position in MainStay Epoch U.S. Equity Yield Fund, which focused on dividend-paying stocks.

Asset class policy made a positive and fairly significant contribution to active return, but not enough to compensate for the performance difficulties experienced by several of the Underlying Portfolios/Funds. (Contributions take weightings and total returns into account.) Before the U.K. voted in June to leave the European Union (“Brexit”), the Portfolio had a general bias toward stocks over bonds and toward stocks in international markets in particular. After Brexit, however, that strategy was reversed, which detracted from the Portfolio’s relative performance. That shortfall, however, was more than offset by a tilt within domestic equities toward value stocks over growth stocks and toward small-cap companies over large-cap companies, a bias within international equities toward emerging-market stocks, and a timely reallocation into high-yield bonds when spreads4 were especially wide.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

8	MainStay VP Conservative Allocation Portfolio

duration.5 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that we believe enjoy strong price and earnings momentum.

The Portfolio maintained a modest “risk on” posture for the first half of the reporting period. Specifically, the Portfolio leaned toward equities and speculative-grade debt at the expense of investment-grade bonds. Following Brexit, however, we became somewhat more cautious. We believed that the risks of recession remained generally subdued, although growing political uncertainty dampened our enthusiasm somewhat. We believed that the economy was healthy because of persistently strong data coming from the labor market, including multi-decade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. While corporate profits grew at an unspectacular rate during the reporting period, we anticipate that growth rates may accelerate over time.

The Portfolio favored market segments that we believed would enjoy higher earnings growth rates and that offered valuations that we found relatively attractive. Before Brexit, the Portfolio was modestly overweight relative to the Conservative Allocation Composite Index in equities of developed international markets. This positioning was reversed, however, following the Brexit vote. The Portfolio increased its positions among Underlying Portfolios/Funds that invest in emerging-market equities, and the Portfolio’s U.S. positions remained skewed toward smaller-capitalization companies that we considered value stocks based on price multiples.

While U.S. Treasury yields have remained at exceptionally low levels for several years, we believed that yields would eventually rise. In the interim, we found the risk/return tradeoff undesirable. In our opinion, investors were not being well rewarded for the risk they would bear if rates were to start moving markedly higher. We have steered the Portfolio away from long-duration, high-quality bonds to a degree, redirecting those assets to a combination of speculative-grade bonds and alternative investment strategies designed to generate a modest level of return independent of the direction of broader stock and bond indices.

How did the Portfolio’s allocations change over the course of the reporting period?

There were a number of allocation changes as we established new positions. One was a significant investment in MainStay VP Absolute Return Multi-Strategy Portfolio, sourced from reduced holdings in MainStay VP Bond Portfolio. This shift was tied to our concerns regarding the poor risk/return trade off at the long end of the yield curve.6

New positions were also established in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter position was promptly closed following Brexit. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we acknowledge the potential for further dollar strength. Utilizing hedged vehicles may help mitigate the associated risks. Those investments were sourced from a combination of MainStay International Opportunities Fund, MainStay ICAP International Fund, and MainStay VP International Equity Portfolio.

The Portfolio also initiated a position in IQ Enhanced Core Plus Bond ETF as we sought further diversification across management styles. The purchase was sourced from reduced holdings in MainStay VP Bond Portfolio and MainStay Total Return Bond Fund.

The Portfolio also purchased a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to both excess supply and fears of waning demand from China. We believed that capital expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing, and enable materials and energy companies to see their businesses recover. For similar reasons, we increased exposure to MainStay VP Cushing Renaissance Advantage Portfolio and MainStay VP Emerging Markets Equity Portfolio.

An increased position in MainStay VP Large Cap Growth Portfolio and an investment in the recently launched MainStay Epoch Capital Growth Fund both reflected a small rotation toward companies with faster growth prospects. We believed that as bond yields began to rise, investors would focus less on capital distributions and more on capital reinvestment. In a slow-growth world, it was our opinion that rapid and sustainable profit growth would be much prized.

Other changes included an allotment to MainStay High Yield Municipal Bond Fund in December 2016, following Mr. Trump’s

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

9

election victory; an increase in the Portfolio’s position in MainStay VP Floating Rate Portfolio, executed in anticipation of a rising rate environment; and an investment in the recently launched MainStay VP Small Cap Core Portfolio, as the Portfolio sought to diversify strategy exposure within small caps.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the entire reporting period, those with the highest total returns were tied to the energy industry: MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund. The Underlying Equity Portfolios/Funds that posted the most significant losses during the reporting period were MainStay VP International Equity Portfolio and MainStay VP Large Cap Growth Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The Underlying Equity Portfolios/Funds that made the most significant positive contributions to the Portfolio’s performance were MainStay VP U.S. Small Cap Portfolio and MainStay VP T. Rowe Price Equity Income Portfolio. The most significant detractors were Underlying Equity Portfolios/Funds that invest in developed foreign markets: MainStay ICAP International Fund and MainStay International Opportunities Fund.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation, central bank efforts to provide ever greater monetary stimulus, and geopolitical uncertainty all contributed to a reduction in bond yields at the long end of the curve during the first half of 2016. The reverse was true in the second half of the reporting period, as inflation expectations rose along with hopes for more aggressive fiscal stimulus. The yield on the 10-year U.S. Treasury bond rose slightly but remained near historic lows, while government bonds in some other Western nations continued to trade in or near negative territory. Credit spreads widened in the second half of 2015 and the first six weeks of 2016 on default concerns in the energy and materials sectors and a more generalized anxiety that the United States could be headed toward recession. Rebounding oil prices and improving data both at home and abroad helped to alleviate some of those fears, which allowed spreads to contract back to the levels of late-2014 and produced significant gains for high-yield bond investors.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Riskier security types including speculative-grade bonds and emerging-market debt had a good year. Higher-quality bonds also finished the year in positive territory but experienced significantly smaller total returns. Cash and cash equivalents provided minimal returns.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

A large position in MainStay VP Bond Portfolio was the most significant contributor to performance in the fixed-income portion of the Portfolio, followed by a much smaller position in MainStay VP High Yield Corporate Bond Portfolio. No Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested for the entire reporting period generated negative performance. The Portfolio’s position in a cash sweep account, however, had a minimal impact on performance, and the contribution from a new position in IQ Enhanced Core Plus Bond ETF was quite small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Conservative Allocation Portfolio

Portfolio of Investments December 31, 2016

	Shares	Value
Affiliated Investment Companies 98.7%†
Equity Funds 48.2%
IQ 50 Percent Hedged FTSE International ETF (a)	863,521	$15,655,636
IQ Global Resources ETF	177,823	4,465,136
MainStay Cushing MLP Premier Fund Class I	434,822	6,535,382
MainStay Emerging Markets Opportunities Fund Class I	245,694	1,945,896
MainStay Epoch Capital Growth Fund Class I (a)	653,987	6,768,769
MainStay Epoch Global Choice Fund Class I (a)	1,098,888	19,252,519
MainStay Epoch U.S. All Cap Fund Class I	1,067,244	28,047,163
MainStay Epoch U.S. Equity Yield Fund Class I	182,219	2,698,670
MainStay ICAP Equity Fund Class I	219,098	9,000,544
MainStay ICAP International Fund Class I	214,955	6,255,192
MainStay International Opportunities Fund Class I	666,253	5,316,702
MainStay MAP Fund Class I	734,602	28,017,737
MainStay U.S. Equity Opportunities Fund Class I	3,000,632	28,085,919
MainStay VP Absolute Return Multi Strategy Portfolio Initial Class (a)(b)	8,313,478	75,164,422
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	712,246	6,944,477
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (b)	1,027,364	12,361,085
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	3,289,466	23,755,360
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	1,753,701	22,292,504
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	2,087,953	39,059,898
MainStay VP Mid Cap Core Portfolio Initial Class	1,997,193	26,696,881
MainStay VP S&P 500 Index Portfolio Initial Class	151,024	6,653,249
MainStay VP Small Cap Core Portfolio Initial Class (a)	1,379,322	16,180,899
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	2,034,699	26,429,570

		417,583,610

Fixed Income Funds 50.5%
IQ Enhanced Core Plus Bond U.S. ETF (a)	1,936,568	38,169,755
MainStay High Yield Municipal Bond Fund Class I	1,197,668	14,192,368
MainStay High Yield Opportunities Fund Class I	483,377	5,152,801
MainStay Short Duration High Yield Fund Class I	1,918,781	19,015,117
MainStay Total Return Bond Fund Class I	2,518,101	26,263,796

	Shares	Value
Fixed Income Funds (continued)
MainStay VP Bond Portfolio Initial Class (a)	13,784,895	$196,531,084
MainStay VP Convertible Portfolio Initial Class	354,084	4,347,459
MainStay VP Floating Rate Portfolio Initial Class (a)	6,909,943	62,974,875
MainStay VP High Yield Corporate Bond Portfolio Initial Class (a)	4,216,627	42,115,171
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	718,591	6,036,326
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	2,276,726	22,532,449

		437,331,201

Total Affiliated Investment Companies (Cost $857,394,762)		854,914,811

	Principal Amount
Short-Term Investment 1.3%
Repurchase Agreement 1.3%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $11,522,032 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 11/15/22, with a Principal Amount of $12,080,000 and a Market Value of $11,752,608)	$11,521,994	11,521,994

Total Short-Term Investment (Cost $11,521,994)		11,521,994

Total Investments (Cost $868,916,756) (c)	100.0%	866,436,805
Other Assets, Less Liabilities	0.0 ‡	286,013
Net Assets	100.0%	$866,722,818

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2016, cost was $876,012,488 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$14,599,736
Gross unrealized depreciation	(24,175,419)

Net unrealized depreciation	$(9,575,683)

The following abbreviation is used above:

ETF—Exchange-Traded Fund

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$417,583,610	$—	$—	$417,583,610
Fixed Income Funds	437,331,201	—	—	437,331,201
Short-Term Investment
Repurchase Agreement	—	11,521,994	—	11,521,994

Total Investments in Securities	$854,914,811	$11,521,994	$—	$866,436,805

(a)	For a complete listing of investments, see Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $857,394,762)	$854,914,811
Repurchase agreement, at value (identified cost $11,521,994)	11,521,994
Receivables:
Dividends and interest	417,576
Investment securities sold	279,128
Fund shares sold	214,575

Total assets	867,348,084

Liabilities
Payables:
Fund shares redeemed	363,697
NYLIFE Distributors (See Note 3)	181,543
Shareholder communication	53,289
Professional fees	23,413
Trustees	1,275
Custodian	500
Accrued expenses	1,549

Total liabilities	625,266

Net assets	$866,722,818

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$80,576
Additional paid-in capital	903,983,436

904,064,012
Undistributed net investment income	16,024,147
Accumulated net realized gain (loss) on investments	(50,885,390)
Net unrealized appreciation (depreciation) on investments	(2,479,951)

Net assets	$866,722,818

Initial Class
Net assets applicable to outstanding shares	$16,598,737

Shares of beneficial interest outstanding	1,527,036

Net asset value per share outstanding	$10.87

Service Class
Net assets applicable to outstanding shares	$850,124,081

Shares of beneficial interest outstanding	79,048,858

Net asset value per share outstanding	$10.75

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$17,682,454
Interest	5,894

Total income	17,688,348

Expenses
Distribution/Service—Service Class (See Note 3)	2,151,983
Shareholder communication	141,730
Professional fees	77,361
Trustees	23,128
Custodian	9,386
Miscellaneous	25,067

Total expenses	2,428,655
Reimbursement from custodian (a)	(15,493)

Net expenses	2,413,162

Net investment income (loss)	15,275,186

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(34,997,389)
Realized capital gain distributions from affiliated investment companies	11,391,428

Net realized gain (loss) on investments and investments from affiliated investment companies	(23,605,961)

Net change in unrealized appreciation (depreciation) on investments	59,237,249

Net realized and unrealized gain (loss) on investments	35,631,288

Net increase (decrease) in net assets resulting from operations	$50,906,474

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

14	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,275,186	$17,417,889
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	(23,605,961)	20,114,522
Net change in unrealized appreciation (depreciation) on investments	59,237,249	(53,903,227)

Net increase (decrease) in net assets resulting from operations	50,906,474	(16,370,816)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(414,278)	(388,216)
Service Class	(20,172,435)	(19,859,044)

	(20,586,713)	(20,247,260)

From net realized gain on investments:
Initial Class	(328,587)	(954,331)
Service Class	(17,843,302)	(54,181,359)

	(18,171,889)	(55,135,690)

Total dividends and distributions to shareholders	(38,758,602)	(75,382,950)

Capital share transactions:
Net proceeds from sale of shares	104,922,775	157,159,911
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	38,758,602	75,382,950
Cost of shares redeemed	(205,370,550)	(136,575,203)

Increase (decrease) in net assets derived from capital share transactions	(61,689,173)	95,967,658

Net increase (decrease) in net assets	(49,541,301)	4,213,892

Net Assets
Beginning of year	916,264,119	912,050,227

End of year	$866,722,818	$916,264,119

Undistributed net investment income at end of year	$16,024,147	$20,586,706

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.71	$11.85	$12.47	$11.62	$11.35

Net investment income (loss) (a)	0.22	0.24	0.25	0.24	0.28
Net realized and unrealized gain (loss) on investments	0.46	(0.41)	0.28	1.24	0.93

Total from investment operations	0.68	(0.17)	0.53	1.48	1.21

Less dividends and distributions:
From net investment income	(0.29)	(0.28)	(0.32)	(0.31)	(0.26)
From net realized gain on investments	(0.23)	(0.69)	(0.83)	(0.32)	(0.68)

Total dividends and distributions	(0.52)	(0.97)	(1.15)	(0.63)	(0.94)

Net asset value at end of year	$10.87	$10.71	$11.85	$12.47	$11.62

Total investment return (b)	6.36%	(1.41%)	4.29%	13.03%	10.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.02%	2.01%	1.99%	1.96%	2.34%
Net expenses (c)	0.03%	0.03%	0.03%	0.03%	0.03%
Portfolio turnover rate	44%	40%	47%	56%	53%
Net assets at end of year (in 000’s)	$16,599	$16,171	$15,669	$14,971	$12,866

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.60	$11.73	$12.37	$11.54	$11.28

Net investment income (loss) (a)	0.19	0.21	0.22	0.21	0.24
Net realized and unrealized gain (loss) on investments	0.45	(0.40)	0.26	1.23	0.93

Total from investment operations	0.64	(0.19)	0.48	1.44	1.17

Less dividends and distributions:
From net investment income	(0.26)	(0.25)	(0.29)	(0.29)	(0.23)
From net realized gain on investments	(0.23)	(0.69)	(0.83)	(0.32)	(0.68)

Total dividends and distributions	(0.49)	(0.94)	(1.12)	(0.61)	(0.91)

Net asset value at end of year	$10.75	$10.60	$11.73	$12.37	$11.54

Total investment return (b)	6.10%	(1.65%)	4.03%	12.75%	10.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.74%	1.84%	1.78%	1.73%	2.07%
Net expenses (c)	0.28%	0.28%	0.28%	0.28%	0.28%
Portfolio turnover rate	44%	40%	47%	56%	53%
Net assets at end of year (in 000’s)	$850,124	$900,093	$896,381	$838,989	$680,119

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

16	MainStay VP Conservative Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	6.41%	8.00%	5.42%	0.95%
Service Class Shares	6.14	7.73	5.16	1.20

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	11.96%	14.66%	6.95%
MSCI EAFE® Index[4]	1.00	6.53	0.75
Bloomberg Barclays U.S. Aggregate Bond Index[5]	2.65	2.23	4.34
Moderate Allocation Composite Index[6]	6.69	8.59	5.46
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[7]	6.14	7.37	4.76

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-
grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Moderate Allocation Composite Index as an additional benchmark. The Moderate Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 50%, 10% and 40%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

17

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,048.00	$0.15	$1,025.00	$0.15

Service Class Shares	$1,000.00	$1,046.70	$1.44	$1,023.70	$1.42

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

18	MainStay VP Moderate Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 23 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

19

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S.Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Moderate Allocation Portfolio returned 6.41% for Initial Class shares and 6.14% for Service Class shares. Over the same period, both share classes underperformed the 11.96% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, and outperformed the 1.00% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2016, both share classes outperformed the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 but underperformed the 6.69% return of the Moderate Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Over the same period, Initial Class shares outperformed—and Service Class shares performed in line with—the 6.14% return of the Average Lipper3 Variable Products Mixed-Asset Target Allocation Moderate Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective February 29, 2016, Amit Soni was added as a portfolio manager to the MainStay VP Moderate Allocation Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences in Portfolio composition—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks or investment-grade bonds—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because international stocks and investment-grade bonds tended to underperform U.S. large-cap stocks by substantial margins during the reporting period. The Moderate Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Portfolio’s performance relative to the Moderate Allocation Composite Index during the reporting period was the performance of the Underlying Portfolios/Funds, several of which struggled with performance difficulties. Noteworthy detractors included MainStay ICAP Equity Fund, MainStay VP International Equity Portfolio, MainStay VP Large Cap Growth Portfolio, MainStay Epoch Global Choice Fund and MainStay VP Emerging Markets Equity Portfolio.

Performance was further compromised by the Portfolio’s decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen, however, during the first half of 2016. In the first half of the reporting period, U.S. Treasury yields fell and stocks that offered high dividends outperformed those that did not by very wide margins. These factors partially reversed during the second half of the reporting period, but not enough to undo the harm caused by the Portfolio’s holding only a very small position in MainStay Epoch U.S. Equity Yield Fund, which focused on dividend-paying stocks.

Asset class policy made a positive and fairly significant contribution to active return, but not enough to compensate for the performance difficulties experienced by several of the Underlying Portfolios/Funds. (Contributions take weightings and total returns into account.) Before the U.K. voted in June to leave the European Union (“Brexit”), the Portfolio had a general bias toward stocks over bonds and toward stocks in international markets in particular. After Brexit, however, that strategy was reversed, which detracted from the Portfolio’s relative performance. That shortfall, however, was more than offset by a tilt within domestic equities toward value stocks over growth stocks and toward small-cap companies over large-cap companies, a bias within international equities toward emerging-market stocks, and a timely reallocation into high-yield bonds when spreads4 were especially wide.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 17 for more information on this index.
3.	See footnote on page 17 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

20	MainStay VP Moderate Allocation Portfolio

duration.5 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that we believe enjoy strong price and earnings momentum.

The Portfolio maintained a modest “risk on” posture for the first half of the reporting period. Specifically, the Portfolio leaned toward equities and speculative-grade debt at the expense of investment-grade bonds. Following Brexit, however, we became somewhat more cautious. We believed that the risks of recession remained generally subdued, although growing political uncertainty dampened our enthusiasm somewhat. We believed that the economy was healthy because of persistently strong data coming from the labor market, including multi-decade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. While corporate profits grew at an unspectacular rate during the reporting period, we anticipate that growth rates may accelerate over time.

The Portfolio favored market segments that we believed would enjoy higher earnings growth rates and that offered valuations that we found relatively attractive. Before Brexit, the Portfolio was modestly overweight relative to the Moderate Allocation Composite Index in equities of developed international markets. This positioning was reversed, however, following the Brexit vote. The Portfolio increased its positions among Underlying Portfolios/Funds that invest in emerging-market equities, and the Portfolio’s U.S. positions remained skewed toward smaller-capitalization companies that we considered value stocks based on price multiples.

While U.S. Treasury yields have remained at exceptionally low levels for several years, we believed that yields would eventually rise. In the interim, we found the risk/return tradeoff undesirable. In our opinion, investors were not being well rewarded for the risk they would bear if rates were to start moving markedly higher. We have steered the Portfolio away from long-duration, high-quality bonds to a degree, redirecting those assets to a combination of speculative-grade bonds and alternative investment strategies designed to generate a modest level of return independent of the direction of broader stock and bond indices.

How did the Portfolio’s allocations change over the course of the reporting period?

There were a number of allocation changes as we established new positions. One was a significant investment in MainStay VP Absolute Return Multi-Strategy Portfolio, sourced from reduced holdings in MainStay VP Bond Portfolio. This shift was tied to our concerns regarding the poor risk/return trade off at the long end of the yield curve.6

New positions were also established in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter position was promptly closed following Brexit. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we acknowledge the potential for further dollar strength. Utilizing hedged vehicles may help mitigate the associated risks. Those investments were sourced from a combination of MainStay International Opportunities Fund, MainStay ICAP International Fund, and MainStay VP International Equity Portfolio.

The Portfolio also initiated a position in IQ Enhanced Core Plus Bond ETF as we sought further diversification across management styles. The purchase was sourced from reduced holdings in MainStay VP Bond Portfolio and MainStay Total Return Bond Fund.

The Portfolio also purchased a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to both excess supply and fears of waning demand from China. We believed that capital expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing, and enable materials and energy companies to see their businesses recover. For similar reasons, we increased exposure to MainStay VP Cushing Renaissance Advantage Portfolio and MainStay VP Emerging Markets Equity Portfolio.

An increased position in MainStay VP Large Cap Growth Portfolio and an investment in the recently launched MainStay Epoch Capital Growth Fund both reflected a small rotation toward companies with faster growth prospects. We believed that as bond yields began to rise, investors would focus less on capital distributions and more on capital reinvestment. In a slow-growth world, it was our opinion that rapid and sustainable profit growth would be much prized.

Other changes included an allotment to MainStay High Yield Municipal Bond Fund in December 2016, following Mr. Trump’s election victory; an increase in the Portfolio’s position in

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

21

MainStay VP Floating Rate Portfolio, executed in anticipation of a rising rate environment; and an investment in the recently launched MainStay VP Small Cap Core Portfolio, as the Portfolio sought to diversify strategy exposure within small caps.

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the entire reporting period, those with the highest total returns were tied to the energy industry: MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund. The Underlying Equity Portfolios/Funds that posted the most significant losses during the reporting period were MainStay VP International Equity Portfolio and MainStay VP Large Cap Growth Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

The Underlying Equity Portfolios/Funds that made the most significant positive contributions to the Portfolio’s performance were MainStay VP T. Rowe Price Equity Income Portfolio and MainStay U.S. Equity Opportunities Fund. The most significant detractors were Underlying Equity Portfolios/Funds that invest in developed foreign markets: MainStay ICAP International Fund and MainStay VP International Equity Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation, central bank efforts to provide ever greater monetary stimulus, and geopolitical uncertainty all contributed to a reduction in bond yields at the long end of the curve during the first half of 2016. The reverse was true in the second half of the reporting period, as inflation expectations rose along with hopes for more aggressive fiscal stimulus. The yield on the 10-year U.S. Treasury bond rose slightly but remained near historic lows, while government bonds in some other Western nations continued to trade in or near negative territory. Credit spreads widened in the second half of 2015 and the first six weeks of 2016 on default concerns in the energy and materials sectors and a more generalized anxiety that the United States could be headed toward recession. Rebounding oil prices and improving data both at home and abroad helped to alleviate some of those fears, which allowed spreads to contract back to the levels of late-2014 and produced significant gains for high-yield bond investors.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Riskier security types including speculative-grade bonds and emerging-market debt had a good year. Higher-quality bonds also finished the year in positive territory but experienced significantly smaller total returns. Cash and cash equivalents provided minimal returns.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

A large position in MainStay VP Bond Portfolio was the most significant contributor to performance in the fixed-income portion of the Portfolio, followed by a much smaller position in MainStay VP High Yield Corporate Bond Portfolio. No Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested for the entire reporting period generated negative performance. The Portfolio’s position in a cash sweep account, however, had a minimal impact on performance, and the contribution from a new position in IQ Enhanced Core Plus Bond ETF was quite small.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

22	MainStay VP Moderate Allocation Portfolio

Portfolio of Investments December 31, 2016

	Shares	Value
Affiliated Investment Companies 98.3%†
Equity Funds 64.7%
IQ 50 Percent Hedged FTSE International ETF (a)	1,069,345	$19,387,225
IQ Global Resources ETF (a)	387,500	9,730,125
MainStay Cushing MLP Premier Fund Class I (b)	608,569	9,146,798
MainStay Emerging Markets Opportunities Fund Class I	526,152	4,167,124
MainStay Epoch Capital Growth Fund Class I (a)	887,973	9,190,525
MainStay Epoch Global Choice Fund Class I (a)	1,485,889	26,032,783
MainStay Epoch U.S. All Cap Fund Class I (a)	2,553,840	67,114,925
MainStay Epoch U.S. Equity Yield Fund Class I (a)	437,071	6,473,023
MainStay ICAP Equity Fund Class I (a)	723,674	29,728,533
MainStay ICAP International Fund Class I	1,082,561	31,502,536
MainStay International Opportunities Fund Class I (a)	3,575,099	28,529,288
MainStay MAP Fund Class I (a)	1,783,119	68,008,165
MainStay U.S. Equity Opportunities Fund Class I (a)	7,217,648	67,557,186
MainStay VP Absolute Return Multi Strategy Portfolio Initial Class (a)(b)	7,662,174	69,275,809
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	1,027,114	10,014,469
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (b)	924,459	11,122,949
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	5,570,860	40,230,786
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	3,049,292	38,761,661
MainStay VP International Equity Portfolio Initial Class (a)	730,125	9,668,077
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	4,715,354	88,211,371
MainStay VP Mid Cap Core Portfolio Initial Class (a)	3,913,213	52,308,710
MainStay VP S&P 500 Index Portfolio Initial Class	182,170	8,025,330
MainStay VP Small Cap Core Portfolio Initial Class (a)	1,267,540	14,869,578
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,119,726	66,502,283

		785,559,259

Fixed Income Funds 33.6%
IQ Enhanced Core Plus Bond U.S. ETF (a)	2,676,475	52,753,322
MainStay High Yield Municipal Bond Fund Class I	1,089,576	12,911,481

	Shares	Value
Fixed Income Funds (continued)
MainStay High Yield Opportunities Fund Class I	391,213	$4,170,332
MainStay Short Duration High Yield (a) Fund Class I	2,782,137	27,570,978
MainStay Total Return Bond Fund Class I	3,182,338	33,191,786
MainStay VP Bond Portfolio Initial Class (a)	9,742,172	138,894,036
MainStay VP Convertible Portfolio Initial Class	488,669	5,999,902
MainStay VP Floating Rate Portfolio Initial Class (a)	6,101,957	55,611,170
MainStay VP High Yield Corporate Bond Portfolio Initial Class (a)	3,715,113	37,106,102
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	951,055	7,989,076
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	3,216,887	31,837,094

		408,035,279

Total Affiliated Investment Companies (Cost $1,217,097,570)		1,193,594,538

	Principal Amount
Short-Term Investment 1.7%
Repurchase Agreement 1.7%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $21,004,086 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 11/15/22, with a Principal Amount of $22,025,000 and a Market Value of $21,428,078)	$21,004,016	21,004,016

Total Short-Term Investment (Cost $21,004,016)		21,004,016

Total Investments (Cost $1,238,101,586) (c)	100.0%	1,214,598,554
Other Assets, Less Liabilities	0.0 ‡	487,026
Net Assets	100.0%	$1,215,085,580

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2016 (continued)

(c)	As of December 31, 2016, cost was $1,243,166,390 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$17,781,289
Gross unrealized depreciation	(46,349,125)

Net unrealized depreciation	$(28,567,836)

The following abbreviation is used in the preceding page:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$785,559,259	$—	$—	$785,559,259
Fixed Income Funds	408,035,279	—	—	408,035,279
Short-Term Investment
Repurchase Agreement	—	21,004,016	—	21,004,016

Total Investments in Securities	$1,193,594,538	$21,004,016	$—	$1,214,598,554

(a)	For a complete listing of investments, see Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

24	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $1,217,097,570)	$1,193,594,538
Repurchase agreement, at value (identified cost $21,004,016)	21,004,016
Receivables:
Dividends and interest	554,408
Fund shares sold	448,822

Total assets	1,215,601,784

Liabilities
Payables:
NYLIFE Distributors (See Note 3)	248,559
Fund shares redeemed	133,830
Shareholder communication	73,394
Investment securities purchased	32,083
Professional fees	23,377
Trustees	1,753
Custodian	1,001
Accrued expenses	2,207

Total liabilities	516,204

Net assets	$1,215,085,580

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$115,907
Additional paid-in capital	1,260,306,792

1,260,422,699
Undistributed net investment income	19,021,789
Accumulated net realized gain (loss) on investments	(40,855,876)
Net unrealized appreciation (depreciation) on investments	(23,503,032)

Net assets	$1,215,085,580

Initial Class
Net assets applicable to outstanding shares	$43,872,605

Shares of beneficial interest outstanding	4,152,612

Net asset value per share outstanding	$10.57

Service Class
Net assets applicable to outstanding shares	$1,171,212,975

Shares of beneficial interest outstanding	111,754,516

Net asset value per share outstanding	$10.48

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$21,311,457
Interest	8,384

Total income	21,319,841

Expenses
Distribution/Service—Service Class (See Note 3)	2,862,709
Shareholder communication	193,888
Professional fees	91,566
Trustees	30,992
Custodian	9,475
Miscellaneous	32,183

Total expenses	3,220,813
Reimbursement from custodian (a)	(17,474)

Net expenses	3,203,339

Net investment income (loss)	18,116,502

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(19,567,627)
Realized capital gain distributions from affiliated investment companies	23,600,618

Net realized gain (loss) on investments and investments from affiliated investment companies	4,032,991

Net change in unrealized appreciation (depreciation) on investments	49,485,941

Net realized and unrealized gain (loss) on investments	53,518,932

Net increase (decrease) in net assets resulting from operations	$71,635,434

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

26	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$18,116,502	$17,502,978
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	4,032,991	59,865,162
Net change in unrealized appreciation (depreciation) on investments	49,485,941	(99,911,677)

Net increase (decrease) in net assets resulting from operations	71,635,434	(22,543,537)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(933,806)	(1,030,273)
Service Class	(22,878,180)	(25,780,171)

	(23,811,986)	(26,810,444)

From net realized gain on investments:
Initial Class	(1,758,070)	(3,299,079)
Service Class	(48,542,714)	(91,454,878)

	(50,300,784)	(94,753,957)

Total dividends and distributions to shareholders	(74,112,770)	(121,564,401)

Capital share transactions:
Net proceeds from sale of shares	111,329,810	127,546,452
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	74,112,770	121,564,401
Cost of shares redeemed	(147,049,787)	(121,941,884)

Increase (decrease) in net assets derived from capital share transactions	38,392,793	127,168,969

Net increase (decrease) in net assets	35,915,457	(16,938,969)

Net Assets
Beginning of year	1,179,170,123	1,196,109,092

End of year	$1,215,085,580	$1,179,170,123

Undistributed net investment income at end of year	$19,021,789	$23,811,936

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.59	$12.03	$12.61	$11.16	$10.76

Net investment income (loss) (a)	0.19	0.20	0.23	0.20	0.21
Net realized and unrealized gain (loss) on investments	0.48	(0.39)	0.33	1.90	1.14

Total from investment operations	0.67	(0.19)	0.56	2.10	1.35

Less dividends and distributions:
From net investment income	(0.24)	(0.30)	(0.29)	(0.25)	(0.20)
From net realized gain on investments	(0.45)	(0.95)	(0.85)	(0.40)	(0.75)

Total dividends and distributions	(0.69)	(1.25)	(1.14)	(0.65)	(0.95)

Net asset value at end of year	$10.57	$10.59	$12.03	$12.61	$11.16

Total investment return (b)	6.41%	(1.61%)	4.62%	19.12%	12.61%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76%	1.69%	1.80%	1.66%	1.88%
Net expenses (c)	0.03%	0.02%	0.03%	0.03%	0.03%
Portfolio turnover rate	40%	36%	46%	54%	55%
Net assets at end of year (in 000’s)	$43,873	$41,551	$41,706	$37,869	$29,575

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.51	$11.95	$12.53	$11.11	$10.71

Net investment income (loss) (a)	0.16	0.17	0.19	0.17	0.19
Net realized and unrealized gain (loss) on investments	0.47	(0.39)	0.34	1.87	1.14

Total from investment operations	0.63	(0.22)	0.53	2.04	1.33

Less dividends and distributions:
From net investment income	(0.21)	(0.27)	(0.26)	(0.22)	(0.18)
From net realized gain on investments	(0.45)	(0.95)	(0.85)	(0.40)	(0.75)

Total dividends and distributions	(0.66)	(1.22)	(1.11)	(0.62)	(0.93)

Net asset value at end of year	$10.48	$10.51	$11.95	$12.53	$11.11

Total investment return (b)	6.14%	(1.86%)	4.35%	18.82%	12.33%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52%	1.44%	1.51%	1.43%	1.65%
Net expenses (c)	0.28%	0.27%	0.28%	0.28%	0.28%
Portfolio turnover rate	40%	36%	46%	54%	55%
Net assets at end of year (in 000’s)	$1,171,213	$1,137,619	$1,154,403	$1,071,424	$825,281

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

28	MainStay VP Moderate Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Moderate Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges mortality and expense charges, contract charges, or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	7.56%	9.67%	5.44%	1.07%
Service Class Shares	7.30	9.39	5.18	1.32

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	11.96%	14.66%	6.95%
MSCI EAFE® Index[4]	1.00	6.53	0.75
Bloomberg Barclays U.S. Aggregate Bond Index[5]	2.65	2.23	4.34
Moderate Growth Allocation Composite Index[6]	7.96	10.65	5.58
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[7]	6.93	8.81	5.21

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market Index for comparison purposes. The S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as an additional benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
6.

The Portfolio has selected the Moderate Growth Allocation Composite Index as an additional benchmark. The Moderate Growth Allocation Composite Index consists of the S&P 500® Index, the MSCI EAFE® Index and the Bloomberg Barclays U.S. Aggregate Bond Index weighted 65%, 15% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

7.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

29

Cost in Dollars of a $1,000 Investment in MainStay VP Moderate Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,070.20	$0.16	$1,025.00	$0.15

Service Class Shares	$1,000.00	$1,068.90	$1.46	$1,023.70	$1.42

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

30	MainStay VP Moderate Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 35 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

31

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S.Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Moderate Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Moderate Growth Allocation Portfolio returned 7.56% for Initial Class shares and 7.30% for Service Class shares. Over the same period, both share classes underperformed the 11.96% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, and outperformed the 1.00% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2016, both share classes outperformed the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index2 but underperformed the 7.96% return of the Moderate Growth Allocation Composite Index.2 These two indices are additional benchmarks of the Portfolio. Over the same period, both share classes outperformed the 6.93% return of the Average Lipper3 Variable Products Mixed-Asset Target Allocation Growth Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective February 29, 2016, Amit Soni was added as a portfolio manager to the MainStay VP Moderate Growth Allocation Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in various instruments, including fixed-income securities and domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences in Portfolio composition—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks or investment-grade bonds—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because international stocks and investment-grade bonds tended to underperform U.S. large-cap stocks by substantial margins during the reporting period. The Moderate Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Portfolio’s performance relative to the Moderate Growth Allocation Composite Index during the reporting period was the performance of the Underlying Portfolios/Funds, several of which struggled with performance difficulties. Noteworthy detractors included MainStay ICAP Equity Fund, MainStay VP International Equity Portfolio, MainStay VP Large Cap Growth Portfolio, MainStay Epoch Global Choice Fund and MainStay VP Emerging Markets Equity Portfolio.

Performance was further compromised by the Portfolio’s decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen, however, during the first half of 2016. In the first half of the reporting period, U.S. Treasury yields fell and stocks that offered high dividends outperformed those that did not by very wide margins. These factors partially reversed during the second half of the reporting period, but not enough to undo the harm caused by the Portfolio’s holding only a very small position in MainStay Epoch U.S. Equity Yield Fund, which focused on dividend-paying stocks.

Asset class policy made a positive and fairly significant contribution to active return, but not enough to compensate for the performance difficulties experienced by several of the Underlying Portfolios/Funds. (Contributions take weightings and total returns into account.) Before the U.K. voted in June to leave the European Union (“Brexit”), the Portfolio had a general bias toward stocks over bonds and toward stocks in international markets in particular. After Brexit, however, that strategy was reversed, which detracted from the Portfolio’s relative performance. That shortfall, however, was more than offset by a tilt within domestic equities toward value stocks over growth stocks and toward small-cap companies over large-cap companies, a bias within international equities toward emerging-market stocks, and a timely reallocation into high-yield bonds when spreads4 were especially wide

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases, sector exposures, credit quality and

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 29 for more information on this index.
3.	See footnote on page 29 for more information on Lipper Inc.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

32	MainStay VP Moderate Growth Allocation Portfolio

duration.5 We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that we believe enjoy strong price and earnings momentum.

The Portfolio maintained a modest “risk on” posture for the first half of the reporting period. Specifically, the Portfolio leaned toward equities and speculative-grade debt at the expense of investment-grade bonds. Following Brexit, however, we became somewhat more cautious. We believed that the risks of recession remained generally subdued, although growing political uncertainty dampened our enthusiasm somewhat. We believed that the economy was healthy because of persistently strong data coming from the labor market, including multi-decade lows in new unemployment insurance claims, steady payroll gains, large numbers of job openings and a rising job quit rate. While corporate profits grew at an unspectacular rate during the reporting period, we anticipate that growth rates may accelerate over time.

The Portfolio favored market segments that we believed would enjoy higher earnings growth rates and that offered valuations that we found relatively attractive. Before Brexit, the Portfolio was modestly overweight relative to the Moderate Growth Allocation Composite Index in equities of developed international markets. This positioning was reversed, however, following the Brexit vote. The Portfolio increased its positions among Underlying Portfolios/Funds that invest in emerging-market equities, and the Portfolio’s U.S. positions remained skewed toward smaller-capitalization companies that we considered value stocks based on price multiples.

While U.S. Treasury yields have remained at exceptionally low levels for several years, we believed that yields would eventually rise. In the interim, we found the risk/return tradeoff undesirable. In our opinion, investors were not being well rewarded for the risk they would bear if rates were to start moving markedly higher. We have steered the Portfolio away from long-duration, high-quality bonds to a degree, redirecting those assets to a combination of speculative-grade bonds and alternative investment strategies designed to generate a modest level of return independent of the direction of broader stock and bond indices.

How did the Portfolio’s allocations change over the course of the reporting period?

There were a number of allocation changes as we established new positions. One was an investment in MainStay VP Absolute

Return Multi-Strategy Portfolio, sourced from reduced holdings in MainStay VP Bond Portfolio. This shift was tied to our concerns regarding the poor risk/return trade off in the bond market.

New positions were also established in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter position was promptly closed following Brexit. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we acknowledge the potential for further dollar strength. Utilizing hedged vehicles may help mitigate the associated risks. Those investments were sourced from a combination of MainStay International Opportunities Fund, MainStay ICAP International Fund, and MainStay VP International Equity Portfolio.

The Portfolio also initiated a position in IQ Enhanced Core Plus Bond ETF as we sought further diversification across management styles. The purchase was sourced from reduced holdings in MainStay VP Bond Portfolio and MainStay Total Return Bond Fund.

The Portfolio also purchased a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to both excess supply and fears of waning demand from China. We believed that capital expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing, and enable materials and energy companies to see their businesses recover. For similar reasons, we increased exposure to MainStay VP Cushing Renaissance Advantage Portfolio and MainStay VP Emerging Markets Equity Portfolio.

An increased position in MainStay VP Large Cap Growth Portfolio and an investment in the recently launched MainStay Epoch Capital Growth Fund both reflected a small rotation toward companies with faster growth prospects. We believed that as bond yields began to rise, investors would focus less on capital distributions and more on capital reinvestment. In a slow-growth world, it was our opinion that rapid and sustainable profit growth would be much prized.

Other changes included an allotment to MainStay High Yield Municipal Bond Fund in December 2016, following Mr. Trump’s election victory; an increase in the Portfolio’s position in MainStay VP Floating Rate Portfolio, executed in anticipation of a rising rate environment; and an investment in the recently launched MainStay VP Small Cap Core Portfolio, as the Portfolio sought to diversify strategy exposure within small caps.

5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

33

Which Underlying Equity Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Equity Portfolios/Funds had the lowest total returns?

Of the Underlying Equity Portfolios/Funds held for the entire reporting period, those with the highest total returns were tied to the energy industry: MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund. The Underlying Equity Portfolios/Funds that posted the most significant losses during the reporting period were MainStay VP International Equity Portfolio and MainStay VP Large Cap Growth Portfolio.

Which Underlying Equity Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Equity Portfolios/Funds were the greatest detractors?

Among the Underlying Equity Portfolios/Funds that made the most significant positive contributions to the Portfolio’s performance were MainStay VP T. Rowe Price Equity Income Portfolio and MainStay U.S. Equity Opportunities Fund. The most significant detractors were Underlying Equity Portfolios/Funds that invest in developed foreign markets: MainStay ICAP International Fund and MainStay VP International Equity Portfolio.

What factors and risks affected the Portfolio’s Underlying Fixed-Income Portfolio/Fund investments during the reporting period?

Soft economic growth around the world, low rates of observed inflation, central bank efforts to provide ever greater monetary stimulus, and geopolitical uncertainty all contributed to a reduction in bond yields at the long end of the curve during the first half of 2016. The reverse was true in the second half of the reporting period, as inflation expectations rose along with hopes for more aggressive fiscal stimulus. The yield on the 10-year U.S. Treasury bond rose slightly but remained near historic lows, while government bonds in some other Western nations continued to trade in or near negative territory. Credit spreads widened in the second half of 2015 and the first six weeks of 2016 on default concerns in the energy and materials sectors and a more generalized anxiety that the United States could be headed toward recession. Rebounding oil prices and improving data both at home and abroad helped to alleviate some of those fears, which allowed spreads to contract back to the levels of late-2014 and produced significant gains for high-yield bond investors.

During the reporting period, which fixed-income market segments were the strongest positive contributors to the Portfolio’s performance and which segments were particularly weak?

Riskier security types including speculative-grade bonds and emerging-market debt had a good year. Higher-quality bonds also finished the year in positive territory but experienced significantly smaller total returns. Cash and cash equivalents provided minimal returns.

Which Underlying Fixed-Income Portfolios/Funds made the strongest positive contributions to the Portfolio’s performance, and which Underlying Fixed-Income Portfolios/Funds were the greatest detractors?

MainStay VP High Yield Corporate Bond Portfolio was the most significant contributor to performance in the fixed-income portion of the Portfolio, followed by MainStay VP Floating Rate Portfolio. No Underlying Fixed-Income Portfolios/Funds in which the Portfolio invested for the entire reporting period generated negative performance. The Portfolio’s position in a cash sweep account, however, had a minimal impact on performance, and the contributions from small positions in a few Underlying Fixed-Income Portfolios/Funds—namely, MainStay High Yield Opportunities Fund, MainStay VP PIMCO Real Return Portfolio and MainStay VP Bond Portfolio—were very minor.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

34	MainStay VP Moderate Growth Allocation Portfolio

Portfolio of Investments December 31, 2016

	Shares	Value

Affiliated Investment Companies 97.8%†
Equity Funds 81.3%
IQ 50 Percent Hedged FTSE International ETF (a)	1,480,361	$26,838,945
IQ Global Resources ETF (a)	875,812	21,991,639
MainStay Cushing MLP Premier Fund Class I (b)	955,989	14,368,520
MainStay Emerging Markets Opportunities Fund Class I (a)	1,192,746	9,446,546
MainStay Epoch Capital Growth Fund Class I (a)	1,471,331	15,228,273
MainStay Epoch Global Choice Fund Class I (a)	2,468,794	43,253,271
MainStay Epoch U.S. All Cap Fund Class I (a)	5,151,750	135,387,993
MainStay Epoch U.S. Equity Yield Fund Class I (a)	951,321	14,089,069
MainStay ICAP Equity Fund Class I (a)	1,286,691	52,857,286
MainStay ICAP International Fund Class I (a)	3,149,840	91,660,332
MainStay International Opportunities Fund Class I (a)	10,424,570	83,188,065
MainStay MAP Fund Class I (a)	3,628,936	138,407,636
MainStay U.S. Equity Opportunities Fund Class I (a)	14,728,623	137,859,911
MainStay VP Absolute Return Multi Strategy Portfolio Initial Class (a)(b)	5,510,434	49,821,341
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	3,614,932	35,245,967
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)(b)	4,664,882	56,127,143
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	11,733,023	84,731,747
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	8,624,402	109,630,746
MainStay VP International Equity Portfolio Initial Class (a)	2,346,172	31,067,235
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	9,378,424	175,444,669
MainStay VP Mid Cap Core Portfolio Initial Class (a)	9,391,493	125,537,982
MainStay VP S&P 500 Index Portfolio Initial Class	336,256	14,813,474
MainStay VP Small Cap Core Portfolio Initial Class (a)	6,207,733	72,823,242
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	10,906,594	141,670,346

		1,681,491,378

Fixed Income Funds 16.5%
IQ Enhanced Core Plus Bond U.S. ETF (a)	1,082,161	21,329,393
MainStay High Yield Municipal Bond Fund Class I	290,048	3,437,065

	Shares	Value
Fixed Income Funds (continued)
MainStay High Yield Opportunities Fund Class I	727,034	$7,750,187
MainStay Short Duration High Yield Fund Class I (a)	4,746,243	47,035,271
MainStay Total Return Bond Fund Class I	2,052,569	21,408,294
MainStay VP Convertible Portfolio Initial Class (a)	825,436	10,134,755
MainStay VP Floating Rate Portfolio Initial Class (a)	10,307,516	93,939,210
MainStay VP High Yield Corporate Bond Portfolio Initial Class (a)	6,709,536	67,014,046
MainStay VP PIMCO Real Return Portfolio Initial Class (a)	1,615,482	13,570,408
MainStay VP Unconstrained Bond Portfolio Initial Class (a)	5,555,614	54,983,153

		340,601,782

Total Affiliated Investment Companies (Cost $2,065,067,554)		2,022,093,160

	Principal Amount
Short-Term Investment 2.2%
Repurchase Agreement 2.2%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $45,087,085 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 11/15/22, with a Principal Amount of $47,270,000 and a Market Value of $45,988,888)	$45,086,935	45,086,935

Total Short-Term Investment (Cost $45,086,935)		45,086,935

Total Investments (Cost $2,110,154,489) (c)	100.0%	2,067,180,095
Other Assets, Less Liabilities	(0.0)‡	(456,643)
Net Assets	100.0%	$2,066,723,452

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Portfolio of Investments December 31, 2016 (continued)

(c)	As of December 31, 2016, cost was $2,121,454,423 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$40,257,834
Gross unrealized depreciation	(94,532,162)

Net unrealized depreciation	$(54,274,328)

The following abbreviation is used in the preceding page:

ETF—Exchange-Traded Fund

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$1,681,491,378	$—	$—	$1,681,491,378
Fixed Income Funds	340,601,782	—	—	340,601,782
Short-Term Investment
Repurchase Agreement	—	45,086,935	—	45,086,935

Total Investments in Securities	$2,022,093,160	$45,086,935	$—	$2,067,180,095

(a)	For a complete listing of investments, see Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

36	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $2,065,067,554)	$2,022,093,160
Repurchase agreement, at value (identified cost $45,086,935)	45,086,935
Receivables:
Dividends and interest	641,031
Fund shares sold	280,283

Total assets	2,068,101,409

Liabilities
Payables:
Fund shares redeemed	697,927
NYLIFE Distributors (See Note 3)	422,091
Shareholder communication	123,821
Investment securities purchased	104,857
Professional fees	21,972
Trustees	2,950
Custodian	547
Accrued expenses	3,792

Total liabilities	1,377,957

Net assets	$2,066,723,452

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$189,618
Additional paid-in capital	2,103,668,245

2,103,857,863
Undistributed net investment income	27,855,153
Accumulated net realized gain (loss) on investments	(22,015,170)
Net unrealized appreciation (depreciation) on investments	(42,974,394)

Net assets	$2,066,723,452

Initial Class
Net assets applicable to outstanding shares	$76,024,785

Shares of beneficial interest outstanding	6,914,271

Net asset value per share outstanding	$11.00

Service Class
Net assets applicable to outstanding shares	$1,990,698,667

Shares of beneficial interest outstanding	182,703,408

Net asset value per share outstanding	$10.90

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	37

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$31,417,378
Interest	15,003

Total income	31,432,381

Expenses
Distribution/Service—Service Class (See Note 3)	4,744,917
Shareholder communication	322,963
Professional fees	125,284
Trustees	51,322
Custodian	10,727
Miscellaneous	50,873

Total expenses	5,306,086
Reimbursement from custodian (a)	(17,558)

Net expenses	5,288,528

Net investment income (loss)	26,143,853

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(3,908,222)
Realized capital gain distributions from affiliated investment companies	50,100,240

Net realized gain (loss) on investments and investments from affiliated investment companies	46,192,018

Net change in unrealized appreciation (depreciation) on investments	71,260,840

Net realized and unrealized gain (loss) on investments	117,452,858

Net increase (decrease) in net assets resulting from operations	$143,596,711

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

38	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$26,143,853	$22,414,923
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	46,192,018	133,137,046
Net change in unrealized appreciation (depreciation) on investments	71,260,840	(207,790,356)

Net increase (decrease) in net assets resulting from operations	143,596,711	(52,238,387)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(1,500,343)	(1,648,195)
Service Class	(35,381,464)	(41,384,174)

	(36,881,807)	(43,032,369)

From net realized gain on investments:
Initial Class	(4,237,806)	(5,864,093)
Service Class	(113,382,136)	(162,705,979)

	(117,619,942)	(168,570,072)

Total dividends and distributions to shareholders	(154,501,749)	(211,602,441)

Capital share transactions:
Net proceeds from sale of shares	195,489,575	192,449,526
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	154,501,749	211,602,441
Cost of shares redeemed	(210,331,533)	(124,813,151)

Increase (decrease) in net assets derived from capital share transactions	139,659,791	279,238,816

Net increase (decrease) in net assets	128,754,753	15,397,988

Net Assets
Beginning of year	1,937,968,699	1,922,570,711

End of year	$2,066,723,452	$1,937,968,699

Undistributed net investment income at end of year	$27,855,153	$36,881,685

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	39

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$11.08	$12.78	$13.36	$11.07	$10.16

Net investment income (loss) (a)	0.18	0.17	0.20	0.17	0.16
Net realized and unrealized gain (loss) on investments	0.64	(0.49)	0.39	2.66	1.32

Total from investment operations	0.82	(0.32)	0.59	2.83	1.48

Less dividends and distributions:
From net investment income	(0.24)	(0.30)	(0.25)	(0.17)	(0.13)
From net realized gain on investments	(0.66)	(1.08)	(0.92)	(0.37)	(0.44)

Total dividends and distributions	(0.90)	(1.38)	(1.17)	(0.54)	(0.57)

Net asset value at end of year	$11.00	$11.08	$12.78	$13.36	$11.07

Total investment return (b)	7.56%	(2.35%)	4.59%	25.92%	14.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.60%	1.38%	1.51%	1.40%	1.46%
Net expenses (c)	0.03%	0.02%	0.03%	0.03%	0.03%
Portfolio turnover rate	33%	34%	44%	51%	52%
Net assets at end of year (in 000’s)	$76,025	$68,000	$66,849	$58,341	$44,210

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.99	$12.68	$13.28	$11.02	$10.12

Net investment income (loss) (a)	0.14	0.14	0.17	0.15	0.14
Net realized and unrealized gain (loss) on investments	0.64	(0.47)	0.38	2.63	1.31

Total from investment operations	0.78	(0.33)	0.55	2.78	1.45

Less dividends and distributions:
From net investment income	(0.21)	(0.28)	(0.23)	(0.15)	(0.11)
From net realized gain on investments	(0.66)	(1.08)	(0.92)	(0.37)	(0.44)

Total dividends and distributions	(0.87)	(1.36)	(1.15)	(0.52)	(0.55)

Net asset value at end of year	$10.90	$10.99	$12.68	$13.28	$11.02

Total investment return (b)	7.30%	(2.59%)	4.33%	25.61%	14.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.32%	1.13%	1.28%	1.18%	1.28%
Net expenses (c)	0.28%	0.27%	0.28%	0.28%	0.28%
Portfolio turnover rate	33%	34%	44%	51%	52%
Net assets at end of year (in 000’s)	$1,990,699	$1,869,969	$1,855,721	$1,624,855	$1,113,622

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

40	MainStay VP Moderate Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

MainStay VP Growth Allocation Portfolio

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	7.59%	10.56%	5.02%	1.20%
Service Class Shares	7.32	10.28	4.76	1.45

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	11.96%	14.66%	6.95%
MSCI EAFE® Index[4]	1.00	6.53	0.75
Growth Allocation Composite Index[5]	9.19	12.70	5.58
Average Lipper Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio[6]	8.61	9.87	4.17

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Growth Allocation Composite Index as an additional benchmark. The Growth Allocation Composite Index consists of the S&P 500® Index and the MSCI EAFE® Index weighted 80% and 20%, respectively. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Average Lipper Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio is representative of portfolios that, by portfolio practice, maintain at least 80% of assets in equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

The footnotes are an integral part of the table and graph and should be carefully read in conjunction with them.

41

Cost in Dollars of a $1,000 Investment in MainStay VP Growth Allocation Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,079.20	$0.16	$1,024.99	$0.15

Service Class Shares	$1,000.00	$1,077.90	$1.46	$1,023.73	$1.42

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.03% for Initial Class and 0.28% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.

42	MainStay VP Growth Allocation Portfolio

Investment Objectives of Underlying Portfolios/Funds as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 46 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

43

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jae S.Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s Manager.

How did MainStay VP Growth Allocation Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Growth Allocation Portfolio returned 7.59% for Initial Class shares and 7.32% for Service Class shares. Over the same period, both share classes underperformed the 11.96% return of the S&P 500® Index,2 which is the Portfolio’s primary benchmark, and outperformed the 1.00% return of the MSCI EAFE® Index,2 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2016, both share classes underperformed the 9.19% return of the Growth Allocation Composite Index.2 This index is an additional benchmark of the Portfolio. Over the same period, both share classes underperformed the 8.61% return of the Average Lipper3 Variable Products Mixed-Asset Target Allocation Aggressive Growth Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective February 29, 2016, Amit Soni was added as a portfolio manager to the MainStay VP Growth Allocation Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is a “fund of funds,” meaning that it seeks to achieve its investment objective by investing primarily in mutual funds and exchange-traded funds (“ETFs”) managed by New York Life Investments or its affiliates (the “Underlying Portfolios/Funds”). The Underlying Portfolios/Funds may invest in domestic or international stocks at various capitalization levels. The Portfolio’s primary benchmark, on the other hand, consists entirely of U.S. large-cap stocks. These differences in Portfolio composition—particularly the Portfolio’s holdings in Underlying Portfolios/Funds that invest in international stocks—largely accounted for the Portfolio’s underperformance of its primary benchmark during the reporting period because international stocks tended to underperform U.S. large-cap stocks by a substantial margin during the reporting period. The Growth Allocation Composite Index reflects a broader mix of asset classes than the S&P 500® Index. The most significant factor influencing the Portfolio’s performance relative to the Growth Allocation Composite Index during the reporting period was the performance of the Underlying Portfolios/Funds, several of which struggled with performance difficulties. Noteworthy detractors included MainStay ICAP Equity Fund, MainStay VP International Equity Portfolio, MainStay VP Large Cap Growth

Portfolio, MainStay Epoch Global Choice Fund and MainStay VP Emerging Markets Equity Portfolio.

Performance was further compromised by the Portfolio’s decision to largely veer away from MainStay Epoch U.S. Equity Yield Fund, which was a strong performer during the reporting period. Amid a wave of aggressive monetary policy by many of the world’s central banks (including zero or negative interest rates, as well as quantitative and qualitative easing), savers have been pushed out of high-quality bonds into less-traditional sources of income in their “quest for yield.” Although high-dividend stocks were a beneficiary of this trend, we perceived many of these securities to be richly valued and vulnerable to a reversal should bond yields begin to normalize. That didn’t happen, however, during the first half of 2016. In the first half of the reporting period, U.S. Treasury yields fell and stocks that offered high dividends outperformed those that did not by very wide margins. These factors partially reversed during the second half of the reporting period, but not enough to undo the harm caused by the Portfolio’s holding only a very small position in MainStay Epoch U.S. Equity Yield Fund, which focused on dividend-paying stocks.

Asset class policy made a positive and fairly significant contribution to active return, but not enough to compensate for the performance difficulties experienced by several of the Underlying Portfolios/Funds. (Contributions take weightings and total returns into account.) The Portfolio’s tilt within domestic equities toward value stocks over growth stocks and small-cap companies over large-cap companies and its bias within international equities toward emerging-market stocks helped the Portfolio’s relative performance.

How did you allocate the Portfolio’s assets during the reporting period and why?

We considered a variety of information, including the portfolio-level characteristics of the Underlying Portfolios/Funds, such as capitalization, style biases and sector exposures. We also examined the attributes of the holdings of the Underlying Portfolios/Funds, such as valuation metrics, earnings data and technical indicators. Generally speaking, we seek to invest in Underlying Portfolios/Funds that correspond well to our desired asset class exposures and appear positioned to benefit from the current economic environment. Our desired asset class exposures include attractively valued market segments that we believe enjoy strong price and earnings momentum.

Before the U.K. voted on a referendum to leave the European Union (“Brexit”), the Portfolio was modestly overweight relative

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 41 for more information on this index.
3.	See footnote on page 41 for more information on Lipper Inc.

44	MainStay VP Growth Allocation Portfolio

to the Growth Allocation Composite Index in equities of developed international markets. This positioning was reversed, however, following the Brexit vote. The Portfolio increased its positions among Underlying Portfolios/Funds that invest in emerging-market equities, and the Portfolio’s U.S. positions remained skewed toward smaller-capitalization companies that we considered value stocks based on price multiples.

How did the Portfolio’s allocations change over the course of the reporting period?

There were a number of allocation changes as we established new positions. Among them were new positions in IQ 50 Percent Hedged FTSE International ETF and IQ 50 Percent Hedged FTSE Europe ETF, although the latter position was promptly closed following Brexit. With the U.S. economy stronger than that of most other developed nations and tighter monetary policy looming on the horizon, we acknowledge the potential for further dollar strength. Utilizing hedged vehicles may help mitigate the associated risks. Those investments were sourced from a combination of MainStay International Opportunities Fund, MainStay ICAP International Fund, and MainStay VP International Equity Portfolio.

The Portfolio also purchased a position in IQ Global Resources ETF. Pricing across a range of commodities had fallen sharply in recent years in response to both excess supply and fears of waning demand from China. We believed that capital expenditure reductions could result in sufficient supply destruction to allow the market to clear an inventory glut and reestablish equilibrium, put a floor under pricing, and enable materials and energy companies to see their businesses recover. For similar reasons, we increased exposure to MainStay VP Cushing Renaissance Advantage Portfolio and MainStay VP Emerging Markets Equity Portfolio.

A larger position in MainStay VP Large Cap Growth Portfolio and an investment in the recently launched MainStay Epoch Capital

Growth Fund both reflected a small rotation toward companies with faster growth prospects. We believed that as bond yields began to rise, investors would focus less on capital distributions and more on capital reinvestment. In a slow-growth world, it was our opinion that rapid and sustainable profit growth would be much prized.

Another change was an investment in the recently launched MainStay VP Small Cap Core Portfolio, as the Portfolio sought to diversify strategy exposure within small caps.

Which Underlying Portfolios/Funds had the highest total returns during the reporting period, and which Underlying Portfolios/Funds had the lowest total returns?

Of the Underlying Portfolios/Funds held for the entire reporting period, those with the highest total returns were tied to the energy industry: MainStay VP Cushing Renaissance Advantage Portfolio and MainStay Cushing MLP Premier Fund. The Underlying Portfolios/Funds that posted the most significant losses during the reporting period were MainStay VP International Equity Portfolio and MainStay VP Large Cap Growth Portfolio.

Which Underlying Portfolios/Funds made the strongest positive contributions to the Portfolio’s overall performance, and which Underlying Portfolios/Funds were the greatest detractors?

Among the Underlying Portfolios/Funds that made the most significant positive contributions to the Portfolio’s performance were MainStay VP T. Rowe Price Equity Income Portfolio and MainStay U.S. Equity Opportunities Fund. The most significant detractors were Underlying Portfolios/Funds that invest primarily in developed foreign markets: MainStay ICAP International Fund and MainStay VP International Equity Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

45

Portfolio of Investments December 31, 2016

	Shares	Value
Affiliated Investment Companies 99.1%†
Equity Funds 99.1%
IQ 50 Percent Hedged FTSE International ETF (a)	737,736	$13,375,154
IQ Global Resources ETF (a)	556,855	13,982,629
MainStay Cushing MLP Premier Fund Class I (b)	436,625	6,562,470
MainStay Emerging Markets Opportunities Fund Class I	670,263	5,308,480
MainStay Epoch Capital Growth Fund Class I (a)	646,540	6,691,694
MainStay Epoch Global Choice Fund Class I (a)	1,006,351	17,631,264
MainStay Epoch U.S. All Cap Fund Class I (a)	2,721,086	71,510,145
MainStay Epoch U.S. Equity Yield Fund Class I (a)	509,468	7,545,217
MainStay ICAP Equity Fund Class I (a)	718,451	29,513,958
MainStay ICAP International Fund Class I (a)	1,763,336	51,313,088
MainStay International Opportunities Fund Class I (a)	5,846,455	46,654,714
MainStay MAP Fund Class I (a)	1,849,835	70,552,716
MainStay U.S. Equity Opportunities Fund Class I (a)	8,338,410	78,047,516
MainStay VP Absolute Return Multi Strategy Portfolio Initial Class (b)	127,331	1,151,232
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class (a)	1,897,934	18,505,057
MainStay VP Eagle Small Cap Growth Portfolio Initial Class (a)(b)	2,563,570	30,844,485
MainStay VP Emerging Markets Equity Portfolio Initial Class (a)	6,927,425	50,027,416
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class (a)	4,111,103	52,259,072
MainStay VP International Equity Portfolio Initial Class (a)	1,269,637	16,812,111
MainStay VP Large Cap Growth Portfolio Initial Class (a)(b)	5,493,544	102,769,192
MainStay VP Mid Cap Core Portfolio Initial Class (a)	4,551,138	60,835,987
MainStay VP S&P 500 Index Portfolio Initial Class	376,196	16,572,973
MainStay VP Small Cap Core Portfolio Initial Class (a)	3,330,616	39,071,624
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class (a)	5,702,925	74,077,698

		881,615,892

Total Affiliated Investment Companies (Cost $912,963,302)		881,615,892

	Principal Amount	Value
Short-Term Investment 0.9%
Repurchase Agreement 0.9%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $8,026,235 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 11/15/22, with a Principal Amount of $8,415,000 and a Market Value of $8,186,937)	$8,026,208	$8,026,208

Total Short-Term Investment (Cost $8,026,208)		8,026,208

Total Investments (Cost $920,989,510) (c)	100.0%	889,642,100
Other Assets, Less Liabilities	0.0 ‡	208,263
Net Assets	100.0%	$889,850,363

†	Percentages indicated are based on Portfolio net assets.

‡	Less than one-tenth of a percent.

(a)	The Portfolio’s ownership exceeds 5% of the outstanding shares of the Underlying Portfolio’s/Fund’s share class. (See Note 3)

(b)	Non-income producing Underlying Portfolio/Fund.

(c)	As of December 31, 2016, cost was $927,879,586 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$15,802,888
Gross unrealized depreciation	(54,040,374)

Net unrealized depreciation	$(38,237,486)

The following abbreviation is used above:

ETF—Exchange-Traded Fund

46	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments (a)
Affiliated Investment Companies
Equity Funds	$881,615,892	$—	$—	$881,615,892
Short-Term Investment
Repurchase Agreement	—	8,026,208	—	8,026,208

Total Investments in Securities	$881,615,892	$8,026,208	$—	$889,642,100

(a)	For a complete listing of investments, see Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	47

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in affiliated investment companies, at value (identified cost $912,963,302)	$881,615,892
Repurchase agreement, at value (identified cost 8,026,208 )	8,026,208
Receivables:
Fund shares sold	938,248
Dividends and interest	300,593

Total assets	890,880,941

Liabilities
Payables:
Fund shares redeemed	501,562
Investment securities purchased	273,193
NYLIFE Distributors (See Note 3)	175,601
Shareholder communication	52,978
Professional fees	23,423
Trustees	1,264
Custodian	1,033
Accrued expenses	1,524

Total liabilities	1,030,578

Net assets	$889,850,363

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$84,642
Additional paid-in capital	933,542,749

933,627,391
Undistributed net investment income	8,653,682
Accumulated net realized gain (loss) on investments	(21,083,300)
Net unrealized appreciation (depreciation) on investments	(31,347,410)

Net assets	$889,850,363

Initial Class
Net assets applicable to outstanding shares	$60,070,304

Shares of beneficial interest outstanding	5,668,706

Net asset value per share outstanding	$10.60

Service Class
Net assets applicable to outstanding shares	$829,780,059

Shares of beneficial interest outstanding	78,972,963

Net asset value per share outstanding	$10.51

48	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividend distributions from affiliated investment companies	$9,833,005
Interest	3,035

Total income	9,836,040

Expenses
Distribution/Service—Service Class (See Note 3)	1,867,977
Shareholder communication	135,071
Professional fees	73,232
Trustees	20,607
Custodian	8,901
Miscellaneous	22,667

Total expenses	2,128,455
Reimbursement from custodian (a)	(13,913)

Net expenses	2,114,542

Net investment income (loss)	7,721,498

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on:
Affiliated investment company transactions	(9,273,811)
Realized capital gain distributions from affiliated investment companies	26,658,495

Net realized gain (loss) on investments and investments from affiliated investment companies	17,384,684

Net change in unrealized appreciation (depreciation) on investments	38,363,720

Net realized and unrealized gain (loss) on investments	55,748,404

Net increase (decrease) in net assets resulting from operations	$63,469,902

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	49

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$7,721,498	$4,486,817
Net realized gain (loss) on investments and investments from affiliated investment companies transactions	17,384,684	60,554,373
Net change in unrealized appreciation (depreciation) on investments	38,363,720	(90,786,897)

Net increase (decrease) in net assets resulting from operations	63,469,902	(25,745,707)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(856,310)	(950,321)
Service Class	(10,408,544)	(11,291,036)

	(11,264,854)	(12,241,357)

From net realized gain on investments:
Initial Class	(3,389,322)	(3,760,559)
Service Class	(47,414,966)	(48,959,479)

	(50,804,288)	(52,720,038)

Total dividends and distributions to shareholders	(62,069,142)	(64,961,395)

Capital share transactions:
Net proceeds from sale of shares	181,085,639	231,176,504
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	62,069,142	64,961,395
Cost of shares redeemed	(90,975,849)	(67,820,875)

Increase (decrease) in net assets derived from capital share transactions	152,178,932	228,317,024

Net increase (decrease) in net assets	153,579,692	137,609,922

Net Assets
Beginning of year	736,270,671	598,660,749

End of year	$889,850,363	$736,270,671

Undistributed net investment income at end of year	$8,653,682	$11,264,842

50	MainStay VP Growth Allocation Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.63	$12.12	$12.51	$10.11	$9.47

Net investment income (loss)	0.12 (a)	0.10 (a)	0.18 (a)	0.10	0.10
Net realized and unrealized gain (loss) on investments	0.68	(0.49)	0.40	2.97	1.35

Total from investment operations	0.80	(0.39)	0.58	3.07	1.45

Less dividends and distributions:
From net investment income	(0.17)	(0.22)	(0.17)	(0.12)	(0.11)
From net realized gain on investments	(0.66)	(0.88)	(0.80)	(0.55)	(0.70)

Total dividends and distributions	(0.83)	(1.10)	(0.97)	(0.67)	(0.81)

Net asset value at end of year	$10.60	$10.63	$12.12	$12.51	$10.11

Total investment return (b)	7.59%	(3.13%)	4.88%	30.85%	15.47%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.19%	0.85%	1.43%	0.98%	0.92%
Net expenses (c)	0.03%	0.03%	0.03%	0.04%	0.04%
Portfolio turnover rate	21%	29%	27%	41%	42%
Net assets at end of year (in 000’s)	$60,070	$51,447	$48,088	$43,169	$31,447

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$10.55	$12.05	$12.45	$10.08	$9.44

Net investment income (loss)	0.10 (a)	0.08 (a)	0.13 (a)	0.06	0.06
Net realized and unrealized gain (loss) on investments	0.66	(0.50)	0.42	2.95	1.36

Total from investment operations	0.76	(0.42)	0.55	3.01	1.42

Less dividends and distributions:
From net investment income	(0.14)	(0.20)	(0.15)	(0.09)	(0.08)
From net realized gain on investments	(0.66)	(0.88)	(0.80)	(0.55)	(0.70)

Total dividends and distributions	(0.80)	(1.08)	(0.95)	(0.64)	(0.78)

Net asset value at end of year	$10.51	$10.55	$12.05	$12.45	$10.08

Total investment return (b)	7.32%	(3.37%)	4.62%	30.53%	15.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.95%	0.65%	1.03%	0.76%	0.65%
Net expenses (c)	0.28%	0.28%	0.28%	0.29%	0.29%
Portfolio turnover rate	21%	29%	27%	41%	42%
Net assets at end of year (in 000’s)	$829,780	$684,824	$550,573	$351,563	$228,393

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Underlying Portfolios/Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	51

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios” and each individually referred to as a “Portfolio”). These financial statements and notes relate to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio (collectively referred to as the “Allocation Portfolios” and each individually referred to as an “Allocation Portfolio”). Each is a “diversified” portfolio, as defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolios are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolios are also offered to the Allocation Portfolios which operate as “funds-of-funds.”

The Allocation Portfolios each currently offer two classes of shares. Initial Class and Service Class shares commenced operations on February 13, 2006. Shares of the Allocation Portfolios are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Allocation Portfolios’ shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The investment objective for each of the Allocation Portfolios is as follows:

The MainStay VP Conservative Allocation Portfolio seeks current income and, secondarily, long-term growth of capital.

The MainStay VP Moderate Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Moderate Growth Allocation Portfolio seeks long-term growth of capital and, secondarily, current income.

The MainStay VP Growth Allocation Portfolio seeks long-term growth of capital.

The Allocation Portfolios are “funds-of-funds”, meaning that they seek to achieve their investment objectives by investing primarily in other mutual funds and exchange traded funds (“ETFs”) for which New York Life Investment Management LLC (“New York Life Investments” or “Manager”) or its affiliates serve as manager (the “Underlying Portfolios/Funds”).

Note 2–Significant Accounting Policies

The Allocation Portfolios are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Allocation Portfolios prepare their financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follow the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Allocation Portfolios are open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Allocation Portfolios’ securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Allocation Portfolios’ assets and liabilities) rests with New York Life Investments, aided to whatever extent necessary by the portfolio managers to each Allocation Portfolio.

To assess the appropriateness of security valuations, the Manager or the Allocation Portfolios’ third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price an Allocation Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value

52	MainStay VP Allocation Portfolios

measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Allocation Portfolios. Unobservable inputs reflect each Allocation Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•

Level 3—significant unobservable inputs (including each Allocation Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of each Allocation Portfolio’s assets and liabilities is included at the end of each Allocation Portfolio’s Portfolio of Investments.

Investments in Underlying Portfolios/Funds are valued at their NAVs at the close of business each day. These securities are generally categorized as Level 1 in the hierarchy.

Securities held by the Underlying Portfolios/Funds are valued using policies consistent with those used by the Underlying Portfolios/Funds. Equity securities and shares of ETFs are generally valued at the last quoted sales price as of the close of regular trading on the relevant exchange on each valuation date.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.   The Allocation Portfolios’ policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of each Allocation Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates each Allocation Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Allocation Portfolios’ tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Allocation Portfolios’ financial statements. The Allocation Portfolios’ federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Allocation Portfolios intend to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the respective Allocation Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Allocation Portfolios record security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Allocation Funds from the Underlying Portfolios/Funds are recorded on the ex-dividend date.

Investment income and realized and unrealized gains and losses on investments of the Allocation Portfolios are allocated to separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Allocation Portfolios, including those incurred with related parties to the Allocation Portfolios, are shown on the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

In addition, the Allocation Portfolios bear a pro rata share of the fees and expenses of the Underlying Portfolios/Funds in which they invest. Because the Underlying Portfolios/Funds have varied expense and fee levels and the Allocation Portfolios may own different proportions of the

53

Notes to Financial Statements (continued)

Underlying Portfolios/Funds at different times, the amount of fees and expenses incurred indirectly by each Allocation Portfolio may vary.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Allocation Portfolios may enter into repurchase agreements to earn income. The Allocation Portfolios may enter into repurchase agreements only with financial institutions that are deemed by the Manager to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Allocation Portfolio to the seller secured by the securities transferred to the respective Allocation Portfolio.

When the Allocation Portfolios enter into repurchase agreements, the Allocation Portfolios’ custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Allocation Portfolios have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the respective Allocation Portfolio.

(H)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Allocation Portfolios enter into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Allocation Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Allocation Portfolios that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Allocation Portfolios.

Note 3–Fees and Related Party Transactions

(A)  Manager.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Allocation Portfolios’ Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”) and is responsible for the day-to-day portfolio management of the Allocation Portfolios. The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Allocation Portfolios. Except for the portion of salaries and expenses that are the responsibility of the Allocation Portfolios, the Manager pays the salaries and expenses of all personnel affiliated with the Allocation Portfolios and the operational expenses of the Allocation Portfolios. The Allocation Portfolios reimburse New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Allocation Portfolios.

The Allocation Portfolios do not pay any fees to the Manager in return for the services performed. The Allocation Portfolios do, however, indirectly pay a proportionate share of the management fees paid to the managers of the Underlying Portfolios/Funds in which the Allocation Portfolios invest.

State Street Bank and Trust Company (“State Street”) provides sub-administration and sub-accounting services to the Allocation Portfolios pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Allocation Portfolios, maintaining the general ledger and sub-ledger accounts for the calculation of the Allocation Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Allocation Portfolios’ administrative operations. For providing these services to the Allocation Portfolios, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Allocation Portfolios, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Allocation Portfolios have adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of each Allocation Portfolio.

54	MainStay VP Allocation Portfolios

(C)  Investments in Affiliates (in 000’s).  During the year ended December 31, 2016, purchases and sales transactions, income earned from investments and percentage of outstanding shares of Affiliated Investment Companies were as follows:

MainStay VP Conservative Allocation Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$8,226	$(7,687)	$59	$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	15,488	(340)	224	171	15,656	9.5
IQ Enhanced Core Plus Bond U.S. ETF	—	42,239	(3,020)	637	—	38,170	18.1
IQ Global Resources ETF	—	4,500	(19)	17	—	4,465	2.5
MainStay Cushing MLP Premier Fund Class I	5,256	1,927	(1,514)	—	—	6,535	1.3
MainStay Emerging Markets Opportunities Fund Class I	3,139	195	(1,436)	71	—	1,946	1.8
MainStay Epoch Capital Growth Fund Class I	—	6,899	(67)	22	—	6,769	7.8
MainStay Epoch Global Choice Fund Class I	27,454	1,233	(8,919)	202	—	19,253	11.2
MainStay Epoch U.S. All Cap Fund Class I	24,867	5,218	(3,522)	516	637	28,047	3.8
MainStay Epoch U.S. Equity Yield Fund Class I	—	2,643	(52)	37	10	2,699	3.6
MainStay High Yield Municipal Bond Fund Class I	—	14,828	(721)	45	8	14,192	1.1
MainStay High Yield Opportunities Fund Class I	4,594	1,539	(1,372)	197	—	5,153	2.9
MainStay ICAP Equity Fund Class I	12,994	7,402	(11,576)	136	395	9,001	1.6
MainStay ICAP International Fund Class I	33,328	3,042	(29,352)	256	—	6,255	0.9
MainStay International Opportunities Fund Class I	32,238	2,438	(28,101)	196	—	5,317	1.4
MainStay MAP Fund Class I	26,684	4,215	(4,579)	409	281	28,018	3.7
MainStay Short Duration High Yield Fund Class I	38,038	1,312	(21,199)	1,180	—	19,015	4.1
MainStay Total Return Bond Fund Class I	36,717	2,385	(13,400)	851	—	26,264	3.0
MainStay U.S. Equity Opportunities Fund Class I	26,848	3,966	(5,174)	35	455	28,086	4.1
MainStay VP Absolute Return Multi Strategy Portfolio Initial Class	—	75,766	(2,531)	—	—	75,164	37.3
MainStay VP Bond Portfolio Initial Class	294,308	25,707	(125,227)	6,000	887	196,531	36.5
MainStay VP Convertible Portfolio Initial Class	—	4,405	—	19	—	4,347	2.7
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	5,452	5,835	(5,100)	7	—	6,944	9.8
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	17,189	3,244	(8,455)	—	662	12,361	4.4
MainStay VP Emerging Markets Equity Portfolio Initial Class	15,403	11,780	(4,438)	105	—	23,755	9.2
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	26,766	10,396	(18,458)	111	1,193	22,293	7.5
MainStay VP Floating Rate Portfolio Initial Class	55,351	15,095	(9,579)	2,059	—	62,975	21.9
MainStay VP High Yield Corporate Bond Portfolio Initial Class	49,229	12,289	(24,854)	2,453	—	42,115	6.3
MainStay VP International Equity Portfolio Initial Class	12,658	785	(13,411)	—	—	—	—
MainStay VP Large Cap Growth Portfolio Initial Class	31,265	19,031	(7,541)	—	2,524	39,060	7.5
MainStay VP Mid Cap Core Portfolio Initial Class	26,304	7,842	(8,813)	223	1,843	26,697	4.8
MainStay VP PIMCO Real Return Portfolio Initial Class	13,809	2,311	(10,208)	101	—	6,036	16.7
MainStay VP S&P 500 Index Portfolio Initial Class	35,310	34,388	(61,507)	99	178	6,653	0.7
MainStay VP Small Cap Core Portfolio Initial Class	—	14,930	(764)	26	224	16,181	9.9
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	30,376	5,315	(11,754)	545	1,923	26,430	5.6
MainStay VP Unconstrained Bond Portfolio Initial Class	27,622	1,014	(6,936)	844	—	22,532	18.4

Total	$913,199	$379,828	$(461,626)	$17,682	$11,391	$854,915

55

Notes to Financial Statements (continued)

MainStay VP Moderate Allocation Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$10,616	$(9,916)	$73	$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	18,933	(212)	283	211	19,387	11.7
IQ Enhanced Core Plus Bond U.S. ETF	—	58,270	(4,007)	852	—	52,753	25.0
IQ Global Resources ETF	—	9,798	(22)	37	—	9,730	5.5
MainStay Cushing MLP Premier Fund Class I	6,789	2,533	(1,417)	—	—	9,147	1.8
MainStay Emerging Markets Opportunities Fund Class I	6,831	392	(3,164)	153	—	4,167	3.8
MainStay Epoch Capital Growth Fund Class I	—	9,361	(82)	30	—	9,191	10.6
MainStay Epoch Global Choice Fund Class I	35,117	1,200	(9,652)	273	—	26,033	15.2
MainStay Epoch U.S. All Cap Fund Class I	58,419	7,719	(2,322)	1,233	1,522	67,115	9.2
MainStay Epoch U.S. Equity Yield Fund Class I	—	6,332	(68)	78	22	6,473	8.6
MainStay High Yield Municipal Bond Fund Class I	—	12,879	(44)	40	7	12,911	1.0
MainStay High Yield Opportunities Fund Class I	5,887	697	(2,798)	190	—	4,170	2.3
MainStay ICAP Equity Fund Class I	37,714	7,318	(15,318)	464	1,699	29,729	5.4
MainStay ICAP International Fund Class I	62,782	5,868	(35,114)	1,137	—	31,503	4.5
MainStay International Opportunities Fund Class I	60,674	4,199	(34,126)	919	—	28,529	7.4
MainStay MAP Fund Class I	61,706	6,573	(4,383)	992	681	68,008	9.0
MainStay Short Duration High Yield Fund Class I	37,904	2,079	(13,804)	1,532	—	27,571	6.0
MainStay Total Return Bond Fund Class I	47,118	4,231	(18,913)	1,109	—	33,192	3.8
MainStay U.S. Equity Opportunities Fund Class I	61,249	7,205	(6,666)	84	1,092	67,557	9.8
MainStay VP Absolute Return Multi Strategy Portfolio Initial Class	—	68,254	(712)	—	—	69,276	34.4
MainStay VP Bond Portfolio Initial Class	202,680	33,032	(97,638)	4,299	635	138,895	25.8
MainStay VP Convertible Portfolio Initial Class	—	6,079	—	27	—	6,000	3.7
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	6,985	6,716	(5,036)	11	—	10,014	14.1
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	13,816	2,439	(5,386)	—	562	11,123	3.9
MainStay VP Emerging Markets Equity Portfolio Initial Class	29,199	11,443	(2,102)	158	—	40,231	15.6
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	37,617	11,487	(15,711)	181	1,942	38,762	13.1
MainStay VP Floating Rate Portfolio Initial Class	41,613	19,808	(7,516)	1,678	—	55,611	19.4
MainStay VP High Yield Corporate Bond Portfolio Initial Class	43,902	14,084	(25,804)	2,199	—	37,106	5.6
MainStay VP International Equity Portfolio Initial Class	23,827	1,174	(14,768)	89	—	9,668	5.7
MainStay VP Large Cap Growth Portfolio Initial Class	75,133	36,272	(14,243)	—	6,449	88,211	17.0
MainStay VP Mid Cap Core Portfolio Initial Class	44,201	10,777	(4,893)	427	3,524	52,309	9.4
MainStay VP PIMCO Real Return Portfolio Initial Class	17,668	3,133	(12,964)	134	—	7,989	22.2
MainStay VP S&P 500 Index Portfolio Initial Class	50,283	38,752	(79,625)	99	179	8,025	0.9
MainStay VP Small Cap Core Portfolio Initial Class	—	13,355	(492)	24	206	14,870	9.1
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	68,161	9,928	(17,384)	1,378	4,870	66,502	14.1
MainStay VP Unconstrained Bond Portfolio Initial Class	35,078	2,041	(6,369)	1,128	—	31,837	26.0

Total	$1,172,353	$464,977	$(472,671)	$21,311	$23,601	$1,193,595

56	MainStay VP Allocation Portfolios

MainStay VP Moderate Growth Allocation Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$17,611	$(16,423)	$120	$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	26,057	(282)	428	293	26,839	16.2
IQ Enhanced Core Plus Bond U.S. ETF	—	38,276	(15,836)	494	—	21,329	10.1
IQ Global Resources ETF	—	22,121	(46)	85	—	21,992	12.5
MainStay Cushing MLP Premier Fund Class I	10,331	3,183	(957)	—	—	14,369	2.8
MainStay Emerging Markets Opportunities Fund Class I	14,363	1,063	(6,314)	346	—	9,447	8.6
MainStay Epoch Capital Growth Fund Class I	—	15,570	(195)	50	—	15,228	17.5
MainStay Epoch Global Choice Fund Class I	57,463	2,459	(15,576)	453	—	43,253	25.3
MainStay Epoch U.S. All Cap Fund Class I	118,059	14,684	(3,558)	2,484	3,065	135,388	18.6
MainStay Epoch U.S. Equity Yield Fund Class I	—	13,710	(68)	169	48	14,089	18.6
MainStay High Yield Municipal Bond Fund Class I	—	3,560	(144)	11	2	3,437	0.3
MainStay High Yield Opportunities Fund Class I	9,636	1,500	(3,967)	314	—	7,750	4.3
MainStay ICAP Equity Fund Class I	72,800	13,075	(32,792)	844	2,815	52,857	9.6
MainStay ICAP International Fund Class I	135,515	16,234	(54,884)	3,242	—	91,660	13.0
MainStay International Opportunities Fund Class I	131,274	12,285	(55,900)	2,699	—	83,188	21.7
MainStay MAP Fund Class I	124,592	9,869	(3,862)	2,015	1,384	138,408	18.3
MainStay Short Duration High Yield Fund Class I	62,726	7,149	(25,160)	2,554	—	47,035	10.2
MainStay Total Return Bond Fund Class I	30,213	13,888	(22,889)	851	—	21,408	2.4
MainStay U.S. Equity Opportunities Fund Class I	127,832	9,737	(10,958)	171	2,232	137,860	19.9
MainStay VP Absolute Return Multi Strategy Portfolio Initial Class	—	49,799	(1,188)	—	—	49,821	24.8
MainStay VP Bond Portfolio Initial Class	218	2,159	(2,249)	49	7	—	—
MainStay VP Convertible Portfolio Initial Class	—	10,269	—	45	—	10,135	6.2
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	26,354	12,344	(9,934)	60	—	35,246	49.6
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	70,601	6,859	(23,769)	—	2,983	56,127	19.9
MainStay VP Emerging Markets Equity Portfolio Initial Class	64,269	19,636	(3,388)	351	—	84,732	32.9
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	101,167	22,562	(27,996)	501	5,390	109,631	37.1
MainStay VP Floating Rate Portfolio Initial Class	62,557	46,762	(18,022)	2,636	—	93,939	32.7
MainStay VP High Yield Corporate Bond Portfolio Initial Class	65,850	26,983	(33,092)	3,833	—	67,014	10.1
MainStay VP International Equity Portfolio Initial Class	51,457	5,079	(23,894)	247	—	31,067	18.2
MainStay VP Large Cap Growth Portfolio Initial Class	145,777	73,262	(26,564)	—	11,887	175,446	33.8
MainStay VP Mid Cap Core Portfolio Initial Class	111,993	18,700	(9,799)	1,014	8,364	125,538	22.5
MainStay VP PIMCO Real Return Portfolio Initial Class	28,995	6,191	(21,874)	223	—	13,570	37.6
MainStay VP S&P 500 Index Portfolio Initial Class	88,831	52,536	(127,093)	224	404	14,813	1.7
MainStay VP Small Cap Core Portfolio Initial Class	—	66,885	(2,945)	116	1,007	72,823	44.3
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	142,983	17,843	(31,082)	2,891	10,219	141,671	30.0
MainStay VP Unconstrained Bond Portfolio Initial Class	57,596	6,343	(10,769)	1,897	—	54,983	44.9

Total	$1,913,452	$686,243	$(643,469)	$31,417	$50,100	$2,022,093

57

Notes to Financial Statements (continued)

MainStay VP Growth Allocation Fund

Affiliated Investment Company	Value, beginning of year	Cost of Purchases	Proceeds of Sales	Dividend Income	Capital Gain Distributions Received	Value, end of year	% Ownership
IQ 50 Percent Hedged FTSE Europe ETF	$—	$7,431	$(6,935)	$54	$—	$—	—
IQ 50 Percent Hedged FTSE International ETF	—	13,035	(58)	197	146	13,375	8.1
IQ Global Resources ETF	—	14,134	(74)	53	—	13,983	7.9
MainStay Cushing MLP Premier Fund Class I	4,936	1,473	(742)	—	—	6,562	1.3
MainStay Emerging Markets Opportunities Fund Class I	6,620	1,386	(2,914)	195	—	5,308	4.8
MainStay Epoch Capital Growth Fund Class I	—	6,791	(37)	22	—	6,692	7.7
MainStay Epoch Global Choice Fund Class I	22,061	2,011	(6,046)	183	—	17,631	10.3
MainStay Epoch U.S. All Cap Fund Class I	56,804	12,530	(905)	1,309	1,615	71,510	9.8
MainStay Epoch U.S. Equity Yield Fund Class I	—	7,345	(17)	84	24	7,545	10.0
MainStay ICAP Equity Fund Class I	35,250	7,811	(13,338)	443	1,577	29,514	5.4
MainStay ICAP International Fund Class I	61,213	12,969	(20,273)	1,827	—	51,313	7.3
MainStay International Opportunities Fund Class I	55,432	10,759	(17,976)	1,542	—	46,655	12.2
MainStay MAP Fund Class I	58,214	9,135	(726)	1,023	703	70,553	9.3
MainStay U.S. Equity Opportunities Fund Class I	60,240	14,390	(2,989)	97	1,271	78,048	11.3
MainStay VP Absolute Return Multi Strategy Portfolio Initial Class	—	1,132	—	—	—	1,151	0.6
MainStay VP Cushing Renaissance Advantage Portfolio Initial Class	18,828	5,081	(9,628)	42	—	18,505	26.1
MainStay VP Eagle Small Cap Growth Portfolio Initial Class	37,804	5,460	(13,776)	—	1,593	30,844	10.9
MainStay VP Emerging Markets Equity Portfolio Initial Class	32,412	17,432	(2,372)	204	—	50,027	19.4
MainStay VP Epoch U.S. Small Cap Portfolio Initial Class	48,904	10,221	(13,238)	242	2,601	52,259	17.7
MainStay VP International Equity Portfolio Initial Class	21,597	3,623	(7,583)	133	—	16,812	9.8
MainStay VP Large Cap Growth Portfolio Initial Class	72,430	51,834	(12,391)	—	6,955	102,770	19.8
MainStay VP Mid Cap Core Portfolio Initial Class	54,483	11,561	(7,325)	513	4,230	60,836	10.9
MainStay VP S&P 500 Index Portfolio Initial Class	19,666	8,135	(12,251)	161	290	16,573	1.8
MainStay VP Small Cap Core Portfolio Initial Class	—	35,779	(1,672)	62	541	39,072	23.8
MainStay VP T. Rowe Price Equity Income Portfolio Initial Class	69,288	9,812	(11,017)	1,447	5,112	74,078	15.7

Total	$736,182	$281,270	$(164,283)	$9,833	$26,658	$881,616

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Portfolio	Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
Conservative Allocation	$16,024,147	$(20,966,398)	$(22,823,260)	$(9,575,683)	$(37,341,194)
Moderate Allocation	19,021,789	5,639,942	(41,431,014)	(28,567,836)	(45,337,119)
Moderate Growth Allocation	27,855,153	43,733,833	(54,449,069)	(54,274,328)	(37,134,411)
Growth Allocation	8,653,682	18,967,777	(33,161,001)	(38,237,486)	(43,777,028)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to loss deferrals from related party transactions.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Portfolio	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
Conservative Allocation	$748,968	$(748,968)	$—
Moderate Allocation	905,337	(905,337)	—
Moderate Growth Allocation	1,711,422	(1,711,422)	—
Growth Allocation	932,196	(932,196)	—

The reclassifications for the Allocation Portfolios are primarily due to short term capital gain distributions received from underlying investment companies.

58	MainStay VP Allocation Portfolios

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

	2016		2015
Portfolio	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
Conservative Allocation	$20,586,751	$18,171,851	$29,172,343	$46,210,607
Moderate Allocation	23,811,986	50,300,784	39,107,061	82,457,340
Moderate Growth Allocation	36,881,807	117,619,942	57,479,095	154,123,346
Growth Allocation	11,264,854	50,804,288	13,903,128	51,058,267

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Conservative Allocation Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Unlimited	$3,084	$17,882

Note 5–Custodian

State Street is the custodian of cash and securities held by the Allocation Portfolios. Custodial fees are charged to each Allocation Portfolio based on the Allocation Portfolio’s net assets and/or the market value of securities held by each Allocation Portfolio and the number of certain transactions incurred by each Allocation Portfolio.

Note 6–Line of Credit

The Allocation Portfolios and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Allocation Portfolios and affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Allocation Portfolios, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Allocation Portfolios under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Allocation Portfolios, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Allocation Portfolios.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities were as follows:

	Other
	Purchases	Sales
Conservative Allocation	$379,828	$461,626
Moderate Allocation	464,977	472,671
Moderate Growth Allocation	686,243	643,469
Growth Allocation	281,270	164,283

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

MainStay VP Conservative Allocation Fund

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	265,516	$2,882,084
Shares issued to shareholders in reinvestment of dividends and distributions	68,787	742,865
Shares redeemed	(317,493)	(3,420,875)

Net increase (decrease)	16,810	$204,074

Year ended December 31, 2015:
Shares sold	494,952	$5,883,336
Shares issued to shareholders in reinvestment of dividends and distributions	125,339	1,342,547
Shares redeemed	(432,863)	(5,100,451)

Net increase (decrease)	187,428	$2,125,432

59

Notes to Financial Statements (continued)

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	9,492,799	$102,040,691
Shares issued to shareholders in reinvestment of dividends and distributions	3,555,850	38,015,737
Shares redeemed	(18,938,102)	(201,949,675)

Net increase (decrease)	(5,889,453)	$(61,893,247)

Year ended December 31, 2015:
Shares sold	12,949,601	$151,276,575
Shares issued to shareholders in reinvestment of dividends and distributions	6,980,338	74,040,403
Shares redeemed	(11,382,935)	(131,474,752)

Net increase (decrease)	8,547,004	$93,842,226

MainStay VP Moderate Allocation Fund
Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	374,346	$3,936,769
Shares issued to shareholders in reinvestment of dividends and distributions	257,927	2,691,876
Shares redeemed	(404,128)	(4,307,011)

Net increase (decrease)	228,145	$2,321,634

Year ended December 31, 2015:
Shares sold	355,656	$4,238,824
Shares issued to shareholders in reinvestment of dividends and distributions	411,468	4,329,352
Shares redeemed	(309,113)	(3,688,752)

Net increase (decrease)	458,011	$4,879,424

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	10,236,997	$107,393,041
Shares issued to shareholders in reinvestment of dividends and distributions	6,894,693	71,420,894
Shares redeemed	(13,638,661)	(142,742,776)

Net increase (decrease)	3,493,029	$36,071,159

Year ended December 31, 2015:
Shares sold	10,558,465	$123,307,628
Shares issued to shareholders in reinvestment of dividends and distributions	11,220,045	117,235,049
Shares redeemed	(10,119,960)	(118,253,132)

Net increase (decrease)	11,658,550	$122,289,545

MainStay VP Moderate Growth Allocation Fund
Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	634,498	$6,951,943
Shares issued to shareholders in reinvestment of dividends and distributions	533,964	5,738,149
Shares redeemed	(392,706)	(4,293,871)

Net increase (decrease)	775,756	$8,396,221

Year ended December 31, 2015:
Shares sold	535,000	$6,745,729
Shares issued to shareholders in reinvestment of dividends and distributions	684,608	7,512,288
Shares redeemed	(313,259)	(3,927,270)

Net increase (decrease)	906,349	$10,330,747

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	17,408,383	$188,537,632
Shares issued to shareholders in reinvestment of dividends and distributions	13,961,524	148,763,600
Shares redeemed	(18,889,898)	(206,037,662)

Net increase (decrease)	12,480,009	$131,263,570

Year ended December 31, 2015:
Shares sold	14,976,646	$185,703,797
Shares issued to shareholders in reinvestment of dividends and distributions	18,744,128	204,090,153
Shares redeemed	(9,811,038)	(120,885,881)

Net increase (decrease)	23,909,736	$268,908,069

MainStay VP Growth Allocation Fund
Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	694,599	$7,207,897
Shares issued to shareholders in reinvestment of dividends and distributions	411,315	4,245,632
Shares redeemed	(276,629)	(2,919,034)

Net increase (decrease)	829,285	$8,534,495

Year ended December 31, 2015:
Shares sold	701,009	$8,377,576
Shares issued to shareholders in reinvestment of dividends and distributions	448,850	4,710,880
Shares redeemed	(276,556)	(3,349,272)

Net increase (decrease)	873,303	$9,739,184

60	MainStay VP Allocation Portfolios

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	16,842,514	$173,877,742
Shares issued to shareholders in reinvestment of dividends and distributions	5,646,439	57,823,510
Shares redeemed	(8,412,098)	(88,056,815)

Net increase (decrease)	14,076,855	$143,644,437

Year ended December 31, 2015:
Shares sold	18,842,159	$222,798,928
Shares issued to shareholders in reinvestment of dividends and distributions	5,779,777	60,250,515
Shares redeemed	(5,404,981)	(64,471,603)

Net increase (decrease)	19,216,955	$218,577,840

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the each Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Allocation Portfolios as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Allocation Portfolios’ management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

61

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio, and MainStay VP Growth Allocation Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio, and MainStay VP Growth Allocation Portfolio (four of the series comprising the MainStay VP Funds Trust, and hereafter referred to collectively as the “Portfolios”) as of December 31, 2016, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, brokers, and transfer agents of the underlying funds provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

62	MainStay VP Allocation Portfolios

Board Consideration and Approval of Management Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreements with respect to the MainStay VP Conservative Allocation Portfolio, MainStay VP Growth Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, and MainStay VP Moderate Growth Allocation Portfolio (“Allocation Portfolios”) and New York Life Investment Management LLC (“New York Life Investments”).

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Allocation Portfolios and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Allocation Portfolios’ investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments (including institutional separate accounts) that follow investment strategies similar to the Allocation Portfolios, and the rationale for any differences in the Allocation Portfolios’ management fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Allocation Portfolios to New York Life Investments and its affiliates and responses from New York Life Investments to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Allocation Portfolios (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Allocation Portfolios prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Allocation Portfolios’ distribution arrangements. In addition, the Board received information regarding the Allocation Portfolios’ asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Allocation Portfolios. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of the Allocation Portfolios’ shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Allocation Portfolios by New York Life Investments; (ii) the investment performance of the Allocation Portfolios and New York Life Investments; (iii) the costs of the services provided, and profits realized, by New York Life Investments from its relationship with the Allocation Portfolios; (iv) the extent to which economies of scale have been realized or may be realized if the Allocation Portfolios grow and the extent to which economies of scale have benefited or may benefit the Allocation Portfolios’ shareholders; and (v) the reasonableness of the Allocation Portfolios’ management fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments. Although the Board recognized that the comparisons between the Allocation Portfolios’ fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Allocation Portfolios’ management fees and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Allocation Portfolios. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Allocation Portfolios. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Allocation Portfolios, noting that New York Life Investments manages other mutual funds, serves a variety of other

63

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Allocation Portfolios, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Allocation Portfolios. The Board also considered the full range of services that New York Life Investments supplies to the Allocation Portfolios under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Allocation Portfolios’ Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Allocation Portfolios’ compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Agreements. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Allocation Portfolios, and noted that New York Life Investments is responsible for compensating the Allocation Portfolios’ officers.

The Board also examined the nature, extent and quality of the investment advisory services that New York Life Investments provides to the Allocation Portfolios. The Board evaluated New York Life Investments’ experience in serving as investment adviser to the Allocation Portfolios and managing other portfolios. It examined New York Life Investments’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at New York Life Investments, and New York Life Investments’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Allocation Portfolios’ investments and those of other accounts managed by New York Life Investments. The Board also reviewed New York Life Investments’ willingness to invest in personnel that benefit the Allocation Portfolios. In this regard, the Board considered the experience of the Allocation Portfolios’ portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Portfolios should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Allocation Portfolios’ investment performance, the Board considered investment performance results in light of the Allocation Portfolios’ investment objectives, strategies and risks, as disclosed in the Allocation Portfolios’ prospectus. The Board particularly considered detailed investment reports on the Allocation Portfolios’ performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Allocation Portfolios’ gross and net returns, the Allocation Portfolios’ investment performance relative to relevant investment categories and Allocation Portfolio benchmarks, the Allocation Portfolios’ risk-adjusted investment performance and the Allocation Portfolios’ investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Allocation Portfolios’ as compared to peer funds.

In considering the Allocation Portfolios’ investment performance, the Board focused principally on the Allocation Portfolios’ long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Allocation Portfolios’ investment performance, as well as discussions between the Allocation Portfolios’ portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments had taken, or had agreed with the Board to take, to enhance the Allocation Portfolios’ investment performance, and the results of those actions.

Because the Allocation Portfolios invest substantially all of their assets in other funds advised by New York Life Investments, the Board considered the rationale for the allocation among and selection of the underlying funds in which the Allocation Portfolios invest, including the investment performance of the underlying funds.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Allocation Portfolios, along with ongoing efforts by New York Life Investments to enhance investment returns, supported a determination to approve the Agreements. The Allocation Portfolios disclose more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Allocation Portfolios’ prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments

The Board considered the costs of the services provided by New York Life Investments under the Agreements and the profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Portfolios.

The Board noted that the Allocation Portfolios do not pay a management fee but that shareholders of the Allocation Portfolios indirectly pay their pro rata share of the fees and expenses of the underlying funds in which the Allocation Portfolios invest. The Board considered that the Allocation

64	MainStay VP Allocation Portfolios

Portfolios’ investments in underlying funds managed by New York Life Investments indirectly benefit New York Life Investments.

In evaluating the costs of the services provided by New York Life Investments and profits realized by New York Life Investments and its affiliates, the Board considered, among other factors, New York Life Investments’ investments in personnel, systems, equipment and other resources necessary to manage the Allocation Portfolios. The Board acknowledged that New York Life Investments must be in a position to pay and retain experienced professional personnel to provide services to the Allocation Portfolios and that the ability to maintain a strong financial position is important in order for New York Life Investments to continue to provide high-quality services to the Allocation Portfolios. The Board also recognized that the Allocation Portfolios benefit from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from their relationships with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Allocation Portfolios as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Allocation Portfolios and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Allocation Portfolios, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Allocation Portfolios, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Allocation Portfolios, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Allocation Portfolios.

The Board particularly noted that the Allocation Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Allocation Portfolios, New York Life Investments’ affiliates also earn revenues from serving the Allocation Portfolios in various other capacities, including as the Allocation Portfolios’ distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Allocation Portfolios to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Allocation Portfolios on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Allocation Portfolios supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Allocation Portfolios Grow

The Board considered whether the Allocation Portfolios’ expense structures permit economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Allocation Portfolios and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Allocation Portfolios in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Allocation Portfolios’ management fee schedules compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Allocation Portfolios’ management fee schedules hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for the Allocation Portfolios that had experienced significant increases of assets during the year. With respect to the Allocation Portfolios, the Board noted that the Allocation Portfolios do not pay a management fee, and that the Board separately considers economies of scale as part of its review of the management agreements of underlying funds in which the Allocation Portfolios invest.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Allocation Portfolios’ expense structures appropriately reflect economies of scale for the benefit of Allocation Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the

65

Board Consideration and Approval of Management Agreement (Unaudited) (continued)

Allocation Portfolios’ expense structures as the Allocation Portfolios grow over time.

Management Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Allocation Portfolios’ expected total ordinary operating expenses.

In assessing the reasonableness of the Allocation Portfolios’ fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. Because the Allocation Portfolios do not pay a management fee to New York Life Investments, the Board considered the reasonableness of fees and expenses the Allocation Portfolios indirectly pay by investing in underlying funds that charge management fees. The Board considered New York Life Investments’ process for monitoring and disclosing potential conflicts in the selection of underlying funds. In addition, the Board considered information provided by New York Life Investments on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Allocation Portfolios. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on the Allocation Portfolios’ net management fees and expenses. The Board also evaluated differences in the contractual management fee schedules of the Allocation Portfolios and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Allocation Portfolios’ management fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

66	MainStay VP Allocation Portfolios

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

67

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

68	MainStay VP Allocation Portfolios

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

69

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

70	MainStay VP Allocation Portfolios

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

71

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1732502	MSVPAA11-02/17 (NYLIAC) NI507

MainStay VP S&P 500 Index Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	11.62%	14.32%	6.68%	0.27%
Service Class Shares	11.34	14.04	6.42	0.52

Benchmark Performance	One Year	Five Years	Ten Years
S&P 500® Index[3]	11.96%	14.66%	6.95%
Average Lipper Variable Products S&P 500 Index Portfolio[4]	11.51	14.20	6.59

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Average Lipper Variable Products S&P 500 Index Portfolio is representative of portfolios that are passively managed and commit by prospectus language to replicate the performance of the S&P 500® Index (including reinvested dividends). In addition, S&P 500 Index portfolios have limited expenses (advisor fee no higher than 0.50%). The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP S&P 500 Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,076.80	$1.46	$1,023.73	$1.42

Service Class Shares	$1,000.00	$1,075.40	$2.76	$1,022.47	$2.69

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.28% for Initial Class and 0.53% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP S&P 500 Index Portfolio

Industry Composition as of December 31, 2016 (Unaudited)

Banks	6.1%
Oil, Gas & Consumable Fuels	5.8
Pharmaceuticals	4.6
Software	3.9
Internet Software & Services	3.8
Technology Hardware, Storage & Peripherals	3.4
IT Services	3.3
Semiconductors & Semiconductor Equipment	3.0
Media	2.8
Capital Markets	2.6
Real Estate Investment Trusts	2.6
Biotechnology	2.5
Insurance	2.5
Diversified Telecommunication Services	2.4
Health Care Providers & Services	2.4
Industrial Conglomerates	2.3
Health Care Equipment & Supplies	2.2
Specialty Retail	2.2
Internet & Catalog Retail	2.1
Aerospace & Defense	2.0
Beverages	1.9
Chemicals	1.9
Food & Staples Retailing	1.9
Electric Utilities	1.8
Household Products	1.7
Diversified Financial Services	1.5
Food Products	1.5
Tobacco	1.5
Hotels, Restaurants & Leisure	1.4
Machinery	1.3
Energy Equipment & Services	1.1
Multi-Utilities	1.0
Communications Equipment	0.9

Consumer Finance	0.8%
Road & Rail	0.8
Air Freight & Logistics	0.7
Airlines	0.6
Textiles, Apparel & Luxury Goods	0.6
Automobiles	0.5
Electrical Equipment	0.5
Life Sciences Tools & Services	0.5
Multiline Retail	0.5
Household Durables	0.4
Building Products	0.3
Commercial Services & Supplies	0.3
Containers & Packaging	0.3
Electronic Equipment, Instruments & Components	0.3
Auto Components	0.2
Metals & Mining	0.2
Professional Services	0.2
Trading Companies & Distributors	0.2
Construction & Engineering	0.1
Construction Materials	0.1
Distributors	0.1
Health Care Technology	0.1
Independent Power & Renewable Electricity Producers	0.1
Leisure Products	0.1
Personal Products	0.1
Water Utilities	0.1
Diversified Consumer Services	0.0	‡
Real Estate Management & Development	0.0	‡
Short-Term Investments	9.4
Other Assets, Less Liabilities	0.0	‡

	100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers as of December 31, 2016 (excluding short-term investments) (Unaudited)

1.	Apple, Inc.

2.	Microsoft Corp.

3.	Alphabet, Inc.

4.	Exxon Mobil Corp.

5.	Johnson & Johnson
6.	Berkshire Hathaway, Inc. Class B

7.	JPMorgan Chase & Co.

8.	Amazon.com, Inc.

9.	General Electric Co.

10.	Facebook, Inc. Class A

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Francis J. Ok and Lee Baker of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP S&P 500 Index Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP S&P 500 Index Portfolio returned 11.62% for Initial Class shares and 11.34% for Service Class shares. Over the same period, both share classes underperformed the 11.96% return of the S&P 500® Index,1 which is the Portfolio’s benchmark. For the 12 months ended December 31, 2016, Initial Class shares outperformed—and Service Class shares underperformed—the 11.51% return of the Average Lipper2 Variable Products S&P 500 Index Portfolio.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the Portfolio invested in futures contracts because the Subadvisor believed that these contracts could provide an efficient means of maintaining liquidity while remaining fully invested in the market. Because these futures contracts closely track the performance of the S&P 500® Index, their overall impact on the Portfolio was positive.

During the reporting period, which S&P 500® industries had the highest total returns and which industries had the lowest total returns?

The S&P 500® industries with the highest total returns during the reporting period were metals & mining, construction materials, and road & rail. Over the same period, the S&P 500 Index industries with the lowest total returns were diversified consumer services, health care technology and personal products.

During the reporting period, which industries made the strongest positive contributions to the Portfolio’s performance and which industries made the weakest contributions?

The S&P 500® Index industries that made the greatest positive contributions to the Portfolio’s performance during the reporting period were oil, gas & consumable fuels; banks; and semiconductors & semiconductor equipment. (Contributions take weightings and total returns into account.)

Over the same period, the industries that made the weakest contributions to the Portfolio’s performance were biotechnology; textiles, apparel & luxury goods; and pharmaceuticals.

During the reporting period, which individual stocks in the S&P 500® Index had the highest total returns and which individual stocks had the lowest total returns?

During the reporting period, the S&P 500® stocks with the highest total returns were semiconductors & semiconductor equipment company NVIDIA; oil, gas & consumable fuels company OneOK; and metals & mining company Freeport-McMoRan. Over the same period, the S&P 500® stocks with the lowest total returns were pharmaceuticals company Endo International PLC, semiconductors & semiconductor equipment company First Solar, and Internet catalog & retail company TripAdvisor.

During the reporting period, which S&P 500® stocks made the strongest positive contributions to the Portfolio’s absolute performance and which S&P 500® stocks made the weakest contributions?

The S&P 500® Index stocks that made the strongest contributions to the Portfolio’s performance were banking company JPMorgan Chase & Co.; diversified financial services company Berkshire Hathaway, Inc. Class B; and technology hardware, storage & peripherals company Apple. Over the same period, the S&P 500® stocks that made the weakest contributions to the Portfolio’s performance were biotechnology company Gilead Sciences, pharmaceuticals company Allergan PLC, and food & staples retailing company CVS Health Corp.

Were there any changes in the S&P 500® Index during the reporting period?

During the reporting period, there were 40 additions to and 39 deletions from the S&P 500® Index. The difference between the additions and the deletions resulted from a spin-off that was deleted on January 3, 2017, which was outside the reporting period. In terms of index weight, significant additions to the Index during the reporting period included media company Charter Communications and real estate investment trust (REIT) Digital Realty Trust. Significant deletions from the Index during the reporting period included media company Time Warner Cable and technology, hardware & peripherals company EMC Corp.

1.	See footnote on page 5 for more information on the S&P 500® Index.
2.	See footnote on page 5 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP S&P 500 Index Portfolio

Portfolio of Investments December 31, 2016

	Shares	Value
Common Stocks 90.6%†
Aerospace & Defense 2.0%
Arconic, Inc.	30,712	$569,401
Boeing Co. (The)	40,850	6,359,528
General Dynamics Corp.	20,348	3,513,286
L3 Technologies, Inc. (a)	5,513	838,582
Lockheed Martin Corp.	17,918	4,478,425
Northrop Grumman Corp.	12,545	2,917,716
Raytheon Co.	20,899	2,967,658
Rockwell Collins, Inc.	9,244	857,473
Textron, Inc.	19,247	934,634
TransDigm Group, Inc.	3,554	884,804
United Technologies Corp.	54,540	5,978,675

		30,300,182

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	10,101	739,999
Expeditors International of Washington, Inc.	12,859	681,013
FedEx Corp.	17,339	3,228,522
United Parcel Service, Inc. Class B	49,107	5,629,626

		10,279,160

Airlines 0.6%
Alaska Air Group, Inc.	8,808	781,534
American Airlines Group, Inc.	36,875	1,721,694
Delta Air Lines, Inc.	52,409	2,577,999
Southwest Airlines Co.	44,060	2,195,950
United Continental Holdings, Inc. (a)	20,549	1,497,611

		8,774,788

Auto Components 0.2%
BorgWarner, Inc.	14,296	563,834
Delphi Automotive PLC	19,333	1,302,078
Goodyear Tire & Rubber Co. (The)	18,912	583,813

		2,449,725

Automobiles 0.5%
Ford Motor Co.	277,770	3,369,350
General Motors Co.	98,797	3,442,088
Harley-Davidson, Inc.	12,691	740,393

		7,551,831

Banks 6.1%
Bank of America Corp.	719,185	15,893,988
BB&T Corp.	57,750	2,715,405
Citigroup, Inc.	202,965	12,062,210
Citizens Financial Group, Inc.	36,431	1,298,037
Comerica, Inc.	12,429	846,539
Fifth Third Bancorp	53,794	1,450,824
Huntington Bancshares, Inc.	76,802	1,015,322
♦JPMorgan Chase & Co.	254,668	21,975,302

	Shares	Value
Banks (continued)
KeyCorp	76,659	$1,400,560
M&T Bank Corp.	11,035	1,726,205
People’s United Financial, Inc.	21,818	422,396
PNC Financial Services Group, Inc.	34,625	4,049,740
Regions Financial Corp.	87,610	1,258,080
SunTrust Banks, Inc.	34,956	1,917,337
U.S. Bancorp	113,709	5,841,231
Wells Fargo & Co.	321,697	17,728,722
Zions Bancorp.	14,366	618,313

		92,220,211

Beverages 1.9%
Brown-Forman Corp. Class B	12,946	581,534
Coca-Cola Co. (The)	276,261	11,453,781
Constellation Brands, Inc. Class A	12,585	1,929,407
Dr. Pepper Snapple Group, Inc.	13,075	1,185,510
Molson Coors Brewing Co. Class B	13,075	1,272,328
Monster Beverage Corp. (a)	28,779	1,276,061
PepsiCo., Inc.	102,152	10,688,164

		28,386,785

Biotechnology 2.5%
AbbVie, Inc.	115,689	7,244,445
Alexion Pharmaceuticals, Inc. (a)	15,846	1,938,758
Amgen, Inc.	52,946	7,741,235
Biogen, Inc. (a)	15,514	4,399,460
Celgene Corp. (a)	55,172	6,386,159
Gilead Sciences, Inc.	93,670	6,707,709
Regeneron Pharmaceuticals, Inc. (a)	5,357	1,966,501
Vertex Pharmaceuticals, Inc. (a)	17,518	1,290,551

		37,674,818

Building Products 0.3%
Allegion PLC	6,745	431,680
Fortune Brands Home & Security, Inc.	10,851	580,094
Johnson Controls International PLC	66,667	2,746,014
Masco Corp.	23,663	748,224

		4,506,012

Capital Markets 2.6%
Affiliated Managers Group, Inc. (a)	3,904	567,251
Ameriprise Financial, Inc.	11,257	1,248,852
Bank of New York Mellon Corp. (The)	75,252	3,565,440
BlackRock, Inc.	8,660	3,295,477
Charles Schwab Corp. (The)	85,858	3,388,815
CME Group, Inc.	24,152	2,785,933
E*TRADE Financial Corp. (a)	19,442	673,665
Franklin Resources, Inc.	24,945	987,323
Goldman Sachs Group, Inc. (The)	26,320	6,302,324
Intercontinental Exchange, Inc.	42,395	2,391,926
Invesco, Ltd.	29,120	883,501

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Capital Markets (continued)
Moody’s Corp.	11,885	$1,120,399
Morgan Stanley	102,708	4,339,413
Nasdaq, Inc.	8,085	542,665
Northern Trust Corp.	15,285	1,361,129
S&P Global, Inc.	18,454	1,984,543
State Street Corp.	25,806	2,005,642
T. Rowe Price Group, Inc.	17,338	1,304,858

		38,749,156

Chemicals 1.9%
Air Products & Chemicals, Inc.	15,383	2,212,383
Albemarle Corp.	7,950	684,336
CF Industries Holdings, Inc.	16,392	516,020
Dow Chemical Co. (The)	79,810	4,566,728
E.I. du Pont de Nemours & Co.	61,872	4,541,405
Eastman Chemical Co.	10,451	786,020
Ecolab, Inc.	18,696	2,191,545
FMC Corp.	9,397	531,494
International Flavors & Fragrances, Inc.	5,644	665,033
LyondellBasell Industries N.V. Class A	23,800	2,041,564
Monsanto Co.	31,172	3,279,606
Mosaic Co. (The)	24,894	730,141
PPG Industries, Inc.	18,789	1,780,446
Praxair, Inc.	20,204	2,367,707
Sherwin-Williams Co. (The)	5,753	1,546,061

		28,440,489

Commercial Services & Supplies 0.3%
Cintas Corp.	6,124	707,689
Pitney Bowes, Inc.	13,184	200,265
Republic Services, Inc.	16,561	944,805
Stericycle, Inc. (a)	5,977	460,468
Waste Management, Inc.	28,882	2,048,023

		4,361,250

Communications Equipment 0.9%
Cisco Systems, Inc.	357,011	10,788,872
F5 Networks, Inc. (a)	4,704	680,763
Harris Corp.	8,750	896,613
Juniper Networks, Inc.	27,205	768,813
Motorola Solutions, Inc.	11,834	980,920

		14,115,981

Construction & Engineering 0.1%
Fluor Corp.	9,959	523,047
Jacobs Engineering Group, Inc. (a)	8,619	491,283
Quanta Services, Inc. (a)	10,761	375,021

		1,389,351

Construction Materials 0.1%
Martin Marietta Materials, Inc.	4,543	1,006,411
Vulcan Materials Co.	9,376	1,173,406

		2,179,817

	Shares	Value
Consumer Finance 0.8%
American Express Co.	54,717	$4,053,436
Capital One Financial Corp.	34,351	2,996,781
Discover Financial Services	28,090	2,025,008
Navient Corp.	21,588	354,691
Synchrony Financial	55,812	2,024,301

		11,454,217

Containers & Packaging 0.3%
Avery Dennison Corp.	6,407	449,900
Ball Corp.	12,318	924,712
International Paper Co.	29,155	1,546,964
Sealed Air Corp.	13,884	629,501
WestRock Co.	18,082	918,023

		4,469,100

Distributors 0.1%
Genuine Parts Co.	10,603	1,013,011
LKQ Corp. (a)	21,636	663,143

		1,676,154

Diversified Consumer Services 0.0%‡
H&R Block, Inc.	14,735	338,758

Diversified Financial Services 1.5%
♦Berkshire Hathaway, Inc. Class B (a)	135,144	22,025,769
Leucadia National Corp.	22,785	529,751

		22,555,520

Diversified Telecommunication Services 2.4%
AT&T, Inc.	437,060	18,588,162
CenturyLink, Inc.	38,610	918,146
Frontier Communications Corp.	82,157	277,691
Level 3 Communications, Inc. (a)	20,671	1,165,017
Verizon Communications, Inc.	290,138	15,487,566

		36,436,582

Electric Utilities 1.8%
Alliant Energy Corp.	16,084	609,423
American Electric Power Co., Inc.	34,797	2,190,819
Duke Energy Corp.	49,033	3,805,941
Edison International	23,126	1,664,841
Entergy Corp.	12,749	936,669
Eversource Energy	22,576	1,246,872
Exelon Corp.	65,710	2,332,048
FirstEnergy Corp.	30,181	934,706
NextEra Energy, Inc.	33,256	3,972,762
PG&E Corp.	36,015	2,188,632
Pinnacle West Capital Corp.	7,796	608,322
PPL Corp.	48,370	1,646,998
Southern Co. (The)	69,526	3,419,984
Xcel Energy, Inc.	36,055	1,467,438

		27,025,455

10	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Electrical Equipment 0.5%
Acuity Brands, Inc.	3,090	$713,357
AMETEK, Inc.	16,730	813,078
Eaton Corp. PLC	32,275	2,165,330
Emerson Electric Co.	45,679	2,546,604
Rockwell Automation, Inc.	9,126	1,226,535

		7,464,904

Electronic Equipment, Instruments & Components 0.3%
Amphenol Corp. Class A	21,931	1,473,763
Corning, Inc.	67,602	1,640,701
FLIR Systems, Inc.	9,715	351,586
TE Connectivity, Ltd.	25,191	1,745,232

		5,211,282

Energy Equipment & Services 1.1%
Baker Hughes, Inc.	30,091	1,955,012
FMC Technologies, Inc. (a)	16,033	569,653
Halliburton Co.	61,524	3,327,833
Helmerich & Payne, Inc.	7,580	586,692
National Oilwell Varco, Inc.	26,880	1,006,387
Schlumberger, Ltd.	99,021	8,312,813
Transocean, Ltd. (a)	27,502	405,380

		16,163,770

Food & Staples Retailing 1.9%
Costco Wholesale Corp.	31,059	4,972,857
CVS Health Corp.	75,899	5,989,190
Kroger Co. (The)	67,551	2,331,185
Sysco Corp.	35,812	1,982,910
Wal-Mart Stores, Inc.	107,174	7,407,867
Walgreens Boots Alliance, Inc.	60,908	5,040,746
Whole Foods Market, Inc.	22,923	705,111

		28,429,866

Food Products 1.5%
Archer-Daniels-Midland Co.	40,952	1,869,459
Campbell Soup Co.	13,594	822,029
Conagra Brands, Inc.	29,584	1,170,047
General Mills, Inc.	42,089	2,599,837
Hershey Co. (The)	10,018	1,036,162
Hormel Foods Corp.	18,974	660,485
J.M. Smucker Co. (The)	8,270	1,059,056
Kellogg Co.	17,945	1,322,726
Kraft Heinz Co. (The)	42,451	3,706,821
McCormick & Co., Inc.	8,178	763,253
Mead Johnson Nutrition Co.	13,092	926,390
Mondelez International, Inc. Class A	109,917	4,872,621
Tyson Foods, Inc. Class A	20,679	1,275,481

		22,084,367

	Shares	Value
Health Care Equipment & Supplies 2.2%
Abbott Laboratories	104,786	$4,024,830
Baxter International, Inc.	34,745	1,540,593
Becton Dickinson & Co.	15,126	2,504,109
Boston Scientific Corp. (a)	96,912	2,096,207
C.R. Bard, Inc.	5,196	1,167,333
Cooper Cos., Inc. (The)	3,455	604,383
Danaher Corp.	43,322	3,372,185
DENTSPLY SIRONA, Inc.	16,517	953,526
Edwards Lifesciences Corp. (a)	15,217	1,425,833
Hologic, Inc. (a)	19,708	790,685
Intuitive Surgical, Inc. (a)	2,758	1,749,041
Medtronic PLC	97,721	6,960,667
St. Jude Medical, Inc.	20,335	1,630,664
Stryker Corp.	22,052	2,642,050
Varian Medical Systems, Inc. (a)	6,634	595,601
Zimmer Biomet Holdings, Inc.	14,256	1,471,219

		33,528,926

Health Care Providers & Services 2.4%
Aetna, Inc.	24,974	3,097,026
AmerisourceBergen Corp.	11,878	928,741
Anthem, Inc.	18,749	2,695,544
Cardinal Health, Inc.	22,632	1,628,825
Centene Corp. (a)	11,983	677,159
Cigna Corp.	18,272	2,437,302
DaVita Inc. (a)	11,247	722,057
Envision Healthcare Corp. (a)	8,325	526,889
Express Scripts Holding Co. (a)	43,917	3,021,051
HCA Holdings, Inc. (a)	20,964	1,551,755
Henry Schein, Inc. (a)	5,729	869,147
Humana, Inc.	10,555	2,153,537
Laboratory Corp. of America Holdings (a)	7,252	931,012
McKesson Corp.	16,020	2,250,009
Patterson Cos., Inc.	5,874	241,010
Quest Diagnostics, Inc.	9,876	907,604
UnitedHealth Group, Inc.	67,656	10,827,666
Universal Health Services, Inc. Class B	6,413	682,215

		36,148,549

Health Care Technology 0.1%
Cerner Corp. (a)	21,334	1,010,592

Hotels, Restaurants & Leisure 1.4%
Carnival Corp.	29,866	1,554,824
Chipotle Mexican Grill, Inc. (a)	2,068	780,298
Darden Restaurants, Inc.	8,760	637,027
Marriott International, Inc. Class A	22,684	1,875,513
McDonald’s Corp.	59,146	7,199,251
Royal Caribbean Cruises, Ltd.	11,891	975,538
Starbucks Corp.	103,582	5,750,873
Wyndham Worldwide Corp.	7,676	586,216
Wynn Resorts, Ltd.	5,714	494,318

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Hotels, Restaurants & Leisure (continued)
Yum! Brands, Inc.	24,741	$1,566,847

		21,420,705

Household Durables 0.4%
D.R. Horton, Inc.	24,047	657,205
Garmin, Ltd.	8,178	396,551
Harman International Industries, Inc.	4,999	555,689
Leggett & Platt, Inc.	9,571	467,830
Lennar Corp. Class A	13,995	600,805
Mohawk Industries, Inc. (a)	4,474	893,368
Newell Brands, Inc.	34,130	1,523,905
PulteGroup, Inc.	21,201	389,674
Whirlpool Corp.	5,380	977,923

		6,462,950

Household Products 1.7%
Church & Dwight Co., Inc.	18,430	814,422
Clorox Co. (The)	9,190	1,102,984
Colgate-Palmolive Co.	63,279	4,140,978
Kimberly-Clark Corp.	25,528	2,913,255
Procter & Gamble Co. (The)	190,591	16,024,891

		24,996,530

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	46,588	541,352
NRG Energy, Inc.	22,095	270,885

		812,237

Industrial Conglomerates 2.3%
3M Co.	42,807	7,644,046
♦General Electric Co.	629,605	19,895,518
Honeywell International, Inc.	54,241	6,283,820
Roper Technologies, Inc.	7,167	1,312,134

		35,135,518

Insurance 2.5%
Aflac, Inc.	29,096	2,025,082
Allstate Corp. (The)	26,208	1,942,537
American International Group, Inc.	69,497	4,538,849
Aon PLC	18,725	2,088,399
Arthur J. Gallagher & Co.	12,494	649,188
Assurant, Inc.	4,039	375,062
Chubb, Ltd.	33,039	4,365,113
Cincinnati Financial Corp.	10,522	797,041
Hartford Financial Services Group, Inc. (The)	26,903	1,281,928
Lincoln National Corp.	16,279	1,078,809
Loews Corp.	19,637	919,601
Marsh & McLennan Cos., Inc.	36,695	2,480,215
MetLife, Inc.	78,226	4,215,599
Principal Financial Group, Inc.	19,147	1,107,845
Progressive Corp. (The)	41,106	1,459,263

	Shares	Value
Insurance (continued)
Prudential Financial, Inc.	30,626	$3,186,942
Torchmark Corp.	7,964	587,425
Travelers Cos., Inc. (The)	20,231	2,476,679
Unum Group	16,655	731,654
Willis Towers Watson PLC	9,211	1,126,321
XL Group, Ltd.	19,163	714,013

		38,147,565

Internet & Catalog Retail 2.1%
♦Amazon.com, Inc. (a)	28,069	21,048,101
Expedia, Inc.	8,552	968,771
Netflix, Inc. (a)	30,543	3,781,223
Priceline Group, Inc. (The) (a)	3,516	5,154,667
TripAdvisor, Inc. (a)	7,947	368,502

		31,321,264

Internet Software & Services 3.8%
Akamai Technologies, Inc. (a)	12,514	834,433
♦Alphabet, Inc.
Class A (a)	21,073	16,699,299
Class C (a)	21,122	16,302,382
eBay, Inc. (a)	73,994	2,196,882
♦Facebook, Inc. Class A (a)	166,599	19,167,215
VeriSign, Inc. (a)	6,480	492,934
Yahoo!, Inc. (a)	62,473	2,415,831

		58,108,976

IT Services 3.3%
Accenture PLC Class A	44,180	5,174,804
Alliance Data Systems Corp.	4,111	939,364
Automatic Data Processing, Inc.	32,134	3,302,733
Cognizant Technology Solutions Corp. Class A (a)	43,018	2,410,299
CSRA, Inc.	10,461	333,078
Fidelity National Information Services, Inc.	23,269	1,760,067
Fiserv, Inc. (a)	15,448	1,641,814
Global Payments, Inc.	10,874	754,764
International Business Machines Corp.	61,583	10,222,162
Mastercard, Inc. Class A	67,744	6,994,568
Paychex, Inc.	22,908	1,394,639
PayPal Holdings, Inc. (a)	79,671	3,144,614
Teradata Corp. (a)	9,354	254,148
Total System Services, Inc.	11,904	583,653
Visa, Inc. Class A	132,917	10,370,184
Western Union Co. (The)	34,885	757,702
Xerox Corp.	60,466	527,868

		50,566,461

Leisure Products 0.1%
Hasbro, Inc.	8,011	623,176
Mattel, Inc.	24,344	670,677

		1,293,853

12	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Life Sciences Tools & Services 0.5%
Agilent Technologies, Inc.	23,307	$1,061,867
Illumina, Inc. (a)	10,382	1,329,311
Mettler-Toledo International, Inc. (a)	1,893	792,334
PerkinElmer, Inc.	7,772	405,310
Thermo Fisher Scientific, Inc.	28,114	3,966,885
Waters Corp. (a)	5,719	768,577

		8,324,284

Machinery 1.3%
Caterpillar, Inc.	41,640	3,861,694
Cummins, Inc.	11,013	1,505,147
Deere & Co.	20,532	2,115,617
Dover Corp.	10,898	816,587
Flowserve Corp.	9,204	442,252
Fortive Corp.	21,340	1,144,464
Illinois Tool Works, Inc.	22,483	2,753,268
Ingersoll-Rand PLC	18,386	1,379,685
PACCAR, Inc.	24,858	1,588,426
Parker Hannifin Corp.	9,563	1,338,820
Pentair PLC	11,835	663,589
Snap-on, Inc.	4,084	699,467
Stanley Black & Decker, Inc.	10,632	1,219,384
Xylem, Inc.	12,614	624,645

		20,153,045

Media 2.8%
CBS Corp. Class B	27,918	1,776,143
Charter Communications, Inc. Class A (a)	15,384	4,429,361
Comcast Corp. Class A	169,628	11,712,813
Discovery Communications, Inc.
Class A (a)	10,514	288,189
Class C (a)	15,711	420,741
Interpublic Group of Cos., Inc. (The)	28,577	668,988
News Corp.
Class A	26,833	307,506
Class B	7,581	89,456
Omnicom Group, Inc.	16,838	1,433,082
Scripps Networks Interactive, Inc. Class A	6,654	474,896
TEGNA, Inc.	15,591	333,491
Time Warner, Inc.	54,882	5,297,759
Twenty-First Century Fox, Inc.
Class A	75,585	2,119,403
Class B	34,574	942,142
Viacom, Inc. Class B	24,415	856,967
Walt Disney Co. (The)	104,204	10,860,141

		42,011,078

Metals & Mining 0.2%
Freeport-McMoRan, Inc. (a)	89,159	1,176,007
Newmont Mining Corp.	37,574	1,280,146
Nucor Corp.	22,478	1,337,891

		3,794,044

	Shares	Value
Multi-Utilities 1.0%
Ameren Corp.	17,064	$895,177
CenterPoint Energy, Inc.	30,259	745,582
CMS Energy Corp.	19,911	828,696
Consolidated Edison, Inc.	21,542	1,587,215
Dominion Resources, Inc.	44,453	3,404,655
DTE Energy Co.	12,771	1,258,071
NiSource, Inc.	22,411	496,179
Public Service Enterprise Group, Inc.	35,910	1,575,731
SCANA Corp.	10,051	736,537
Sempra Energy	17,745	1,785,857
WEC Energy Group, Inc.	22,463	1,317,455

		14,631,155

Multiline Retail 0.5%
Dollar General Corp.	18,089	1,339,852
Dollar Tree, Inc. (a)	16,684	1,287,671
Kohl’s Corp.	12,748	629,496
Macy’s, Inc.	21,755	779,047
Nordstrom, Inc.	8,248	395,327
Target Corp.	40,005	2,889,561

		7,320,954

Oil, Gas & Consumable Fuels 5.8%
Anadarko Petroleum Corp.	39,806	2,775,672
Apache Corp.	26,932	1,709,374
Cabot Oil & Gas Corp.	32,969	770,156
Chesapeake Energy Corp. (a)	52,886	371,260
Chevron Corp.	134,354	15,813,466
Cimarex Energy Co.	6,759	918,548
Concho Resources, Inc. (a)	10,402	1,379,305
ConocoPhillips	88,183	4,421,496
Devon Energy Corp.	37,112	1,694,905
EOG Resources, Inc.	41,057	4,150,863
EQT Corp.	12,192	797,357
♦Exxon Mobil Corp.	295,124	26,637,892
Hess Corp.	19,106	1,190,113
Kinder Morgan, Inc.	136,379	2,824,409
Marathon Oil Corp.	59,581	1,031,347
Marathon Petroleum Corp.	37,483	1,887,269
Murphy Oil Corp.	11,489	357,653
Newfield Exploration Co. (a)	13,993	566,717
Noble Energy, Inc.	30,353	1,155,235
Occidental Petroleum Corp.	54,224	3,862,376
ONEOK, Inc.	14,983	860,174
Phillips 66	31,571	2,728,050
Pioneer Natural Resources Co.	12,049	2,169,663
Range Resources Corp.	13,344	458,500
Southwestern Energy Co. (a)	35,054	379,284
Spectra Energy Corp.	49,805	2,046,487
Tesoro Corp.	8,467	740,439
Valero Energy Corp.	32,217	2,201,065
Williams Cos., Inc. (The)	48,481	1,509,698

		87,408,773

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Personal Products 0.1%
Coty, Inc. Class A	33,454	$612,543
Estee Lauder Cos., Inc. (The) Class A	15,653	1,197,298

		1,809,841

Pharmaceuticals 4.6%
Allergan PLC	26,623	5,591,096
Bristol-Myers Squibb Co.	118,943	6,951,029
Eli Lilly & Co.	68,949	5,071,199
Endo International PLC (a)	14,640	241,121
♦Johnson & Johnson	193,623	22,307,306
Mallinckrodt PLC (a)	7,646	380,924
Merck & Co., Inc.	196,276	11,554,768
Mylan N.V. (a)	32,653	1,245,712
Perrigo Co. PLC	10,144	844,285
Pfizer, Inc.	431,890	14,027,787
Zoetis, Inc.	35,167	1,882,489

		70,097,716

Professional Services 0.2%
Dun & Bradstreet Corp. (The)	2,620	317,859
Equifax, Inc.	8,470	1,001,408
Nielsen Holdings PLC	23,862	1,001,011
Robert Half International, Inc.	9,331	455,166
Verisk Analytics, Inc. (a)	11,043	896,360

		3,671,804

Real Estate Investment Trusts 2.6%
American Tower Corp.	30,201	3,191,642
Apartment Investment & Management Co. Class A	11,001	499,995
AvalonBay Communities, Inc.	9,714	1,720,835
Boston Properties, Inc.	10,909	1,372,134
Crown Castle International Corp.	25,587	2,220,184
Digital Realty Trust, Inc.	11,276	1,107,980
Equinix, Inc.	5,049	1,804,563
Equity Residential	26,025	1,674,969
Essex Property Trust, Inc.	4,644	1,079,730
Extra Space Storage, Inc.	8,832	682,184
Federal Realty Investment Trust	5,113	726,608
General Growth Properties, Inc.	41,447	1,035,346
HCP, Inc.	33,081	983,167
Host Hotels & Resorts, Inc.	52,859	995,864
Iron Mountain, Inc.	17,378	564,437
Kimco Realty Corp.	30,249	761,065
Macerich Co. (The)	8,673	614,395
Mid-America Apartment Communities, Inc.	8,056	788,844
Prologis, Inc.	37,622	1,986,065
Public Storage	10,585	2,365,748
Realty Income Corp.	18,353	1,054,930
Simon Property Group, Inc.	22,322	3,965,950
SL Green Realty Corp.	7,211	775,543

	Shares	Value
Real Estate Investment Trusts (continued)
UDR, Inc.	18,928	$690,493
Ventas, Inc.	25,202	1,575,629
Vornado Realty Trust	12,240	1,277,489
Welltower, Inc.	25,820	1,728,133
Weyerhaeuser Co.	53,240	1,601,992

		38,845,914

Real Estate Management & Development 0.0%‡
CBRE Group, Inc. Class A (a)	21,219	668,186

Road & Rail 0.8%
CSX Corp.	66,663	2,395,202
J.B. Hunt Transport Services, Inc.	6,367	618,045
Kansas City Southern	7,675	651,224
Norfolk Southern Corp.	20,836	2,251,746
Ryder System, Inc.	3,757	279,671
Union Pacific Corp.	58,653	6,081,143

		12,277,031

Semiconductors & Semiconductor Equipment 3.0%
Analog Devices, Inc.	21,946	1,593,719
Applied Materials, Inc.	76,998	2,484,725
Broadcom, Ltd.	28,278	4,998,702
First Solar, Inc. (a)	5,323	170,815
Intel Corp.	337,279	12,233,109
KLA-Tencor Corp.	10,967	862,884
Lam Research Corp.	11,589	1,225,305
Linear Technology Corp.	17,106	1,066,559
Microchip Technology, Inc.	15,215	976,042
Micron Technology, Inc. (a)	73,417	1,609,301
NVIDIA Corp.	38,361	4,094,653
Qorvo, Inc. (a)	9,072	478,367
QUALCOMM, Inc.	105,111	6,853,237
Skyworks Solutions, Inc.	13,225	987,378
Texas Instruments, Inc.	71,208	5,196,048
Xilinx, Inc.	18,072	1,091,007

		45,921,851

Software 3.9%
Activision Blizzard, Inc.	48,419	1,748,410
Adobe Systems, Inc. (a)	35,369	3,641,239
Autodesk, Inc. (a)	13,860	1,025,779
CA, Inc.	22,321	709,138
Citrix Systems, Inc. (a)	10,985	981,070
Electronic Arts, Inc. (a)	21,361	1,682,392
Intuit, Inc.	17,393	1,993,412
♦Microsoft Corp.	553,378	34,386,909
Oracle Corp.	213,304	8,201,539
Red Hat, Inc. (a)	12,856	896,063
salesforce.com, Inc. (a)	45,432	3,110,275
Symantec Corp.	44,369	1,059,975

		59,436,201

14	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Specialty Retail 2.2%
Advance Auto Parts, Inc.	5,242	$886,527
AutoNation, Inc. (a)	4,710	229,142
AutoZone, Inc. (a)	2,054	1,622,229
Bed Bath & Beyond, Inc.	10,976	446,065
Best Buy Co., Inc.	19,432	829,163
CarMax, Inc. (a)	13,546	872,227
Foot Locker, Inc.	9,690	686,924
Gap, Inc. (The)	16,111	361,531
Home Depot, Inc. (The)	86,761	11,632,915
L Brands, Inc.	17,156	1,129,551
Lowe’s Cos., Inc.	62,084	4,415,414
O’Reilly Automotive, Inc. (a)	6,744	1,877,597
Ross Stores, Inc.	28,149	1,846,574
Signet Jewelers, Ltd.	4,949	466,493
Staples, Inc.	45,264	409,639
Tiffany & Co.	7,624	590,326
TJX Cos., Inc. (The)	46,396	3,485,732
Tractor Supply Co.	9,447	716,177
Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,161	1,060,805
Urban Outfitters, Inc. (a)	6,319	179,965

		33,744,996

Technology Hardware, Storage & Peripherals 3.4%
♦Apple, Inc. (b)	379,505	43,954,269
Hewlett Packard Enterprise Co.	118,571	2,743,733
HP, Inc.	121,931	1,809,456
NetApp, Inc.	19,767	697,182
Seagate Technology PLC	21,030	802,715
Western Digital Corp.	20,177	1,371,027

		51,378,382

Textiles, Apparel & Luxury Goods 0.6%
Coach, Inc.	19,954	698,789
Hanesbrands, Inc.	26,736	576,696
Michael Kors Holdings, Ltd. (a)	11,690	502,436
NIKE, Inc. Class B	95,097	4,833,781
PVH Corp.	5,641	509,044
Ralph Lauren Corp.	4,002	361,461
Under Armour, Inc.
Class A (a)	12,829	372,682
Class C (a)	12,920	325,196
VF Corp.	23,551	1,256,446

		9,436,531

Tobacco 1.5%
Altria Group, Inc.	138,802	9,385,791
Philip Morris International, Inc.	110,411	10,101,503
Reynolds American, Inc.	58,633	3,285,793

		22,773,087

	Shares	Value
Trading Companies & Distributors 0.2%
Fastenal Co.	20,374	$957,171
United Rentals, Inc. (a)	5,994	632,847
W.W. Grainger, Inc.	3,946	916,458

		2,506,476

Water Utilities 0.1%
American Water Works Co., Inc.	12,572	909,710

Total Common Stocks (Cost $521,178,167)		1,370,764,716	(c)

	Principal Amount
Short-Term Investments 9.4%
U.S. Government 9.4%
United States Treasury Bills 9.4%
0.249–0.469%, due 1/12/17 (d)	$130,400,000	130,385,769
0.282–0.449%, due 1/26/17 (b)(d)	6,200,000	6,198,552
0.472–0.492%, due 3/16/17 (d)	4,700,000	4,695,300

Total Short-Term Investments (Cost $141,279,732)		141,279,621

Total Investments (Cost $662,457,899) (e)	100.0%	1,512,044,337
Other Assets, Less Liabilities	0.0 ‡	599,895
Net Assets	100.0%	$1,512,644,232

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Represents a security, or a portion thereof, which is maintained at a broker as collateral for futures contracts.

(c)	The combined market value of common stocks and notional amount of Standard & Poor’s 500 Index futures contracts represents 100.0% of the Portfolio’s net assets.

(d)	Interest rate shown represents yield to maturity.

(e)	As of December 31, 2016, cost was $682,834,281 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$844,040,203
Gross unrealized depreciation	(14,830,147)

Net unrealized appreciation	$829,210,056

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2016 (continued)

As of December 31, 2016, the Portfolio held the following futures contracts:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[1]
Standard & Poor’s 500 Index Mini	1,258	March 2017	$140,656,980	$(651,506)

			$140,656,980	$(651,506)

1.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2016.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$1,370,764,716	$—	$—	$1,370,764,716
Short-Term Investments	—	141,279,621	—	141,279,621

Total Investments in Securities	1,370,764,716	141,279,621	—	1,512,044,337

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts Long (b)	$(651,506)	$—	$—	$(651,506)

Total Other Financial Instruments	$(651,506)	$—	$—	$(651,506)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

16	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $662,457,899)	$1,512,044,337
Cash	23,641
Receivables:
Dividends and interest	1,749,084
Fund shares sold	587,563

Total assets	1,514,404,625

Liabilities
Payables:
Fund shares redeemed	594,356
Variation margin on futures contracts	555,766
Manager (See Note 3)	307,232
NYLIFE Distributors (See Note 3)	128,588
Shareholder communication	87,759
Professional fees	36,413
Custodian	36,310
Trustees	2,094
Accrued expenses	11,875

Total liabilities	1,760,393

Net assets	$1,512,644,232

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$34,417
Additional paid-in capital	628,961,738

628,996,155
Undistributed net investment income	23,715,146
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	10,997,999
Net unrealized appreciation (depreciation) on investments and futures contracts	848,934,932

Net assets	$1,512,644,232

Initial Class
Net assets applicable to outstanding shares	$899,633,434

Shares of beneficial interest outstanding	20,421,090

Net asset value per share outstanding	$44.05

Service Class
Net assets applicable to outstanding shares	$613,010,798

Shares of beneficial interest outstanding	13,995,857

Net asset value per share outstanding	$43.80

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends	$27,322,145
Interest	275,645

Total income	27,597,790

Expenses
Manager (See Note 3)	3,454,107
Distribution/Service—Service Class (See Note 3)	1,305,022
Shareholder communication	233,855
Professional fees	121,575
Custodian	45,467
Trustees	37,450
Miscellaneous	80,566

Total expenses	5,278,042
Reimbursement from custodian (a)	(26,270)

Net expenses	5,251,772

Net investment income (loss)	22,346,018

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	26,140,819
Futures transactions	4,966,319

Net realized gain (loss) on investments and futures transactions	31,107,138

Net change in unrealized appreciation (depreciation) on:
Investments	94,464,385
Futures contracts	2,309,438

Net change in unrealized appreciation (depreciation) on investments and futures contracts	96,773,823

Net realized and unrealized gain (loss) on investments and futures transactions	127,880,961

Net increase (decrease) in net assets resulting from operations	$150,226,979

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

18	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$22,346,018	$22,335,453
Net realized gain (loss) on investments and futures transactions	31,107,138	44,706,579
Net change in unrealized appreciation (depreciation) on investments and futures contracts	96,773,823	(46,186,807)

Net increase (decrease) in net assets resulting from operations	150,226,979	20,855,225

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(13,902,852)	(14,846,785)
Service Class	(7,713,633)	(5,703,845)

	(21,616,485)	(20,550,630)

From net realized gain on investments:
Initial Class	(25,091,149)	(12,629,162)
Service Class	(15,978,530)	(5,645,048)

	(41,069,679)	(18,274,210)

Total dividends and distributions to shareholders	(62,686,164)	(38,824,840)

Capital share transactions:
Net proceeds from sale of shares	301,568,454	560,825,097
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	62,686,163	38,824,840
Cost of shares redeemed	(433,810,967)	(400,218,103)

Increase (decrease) in net assets derived from capital share transactions	(69,556,350)	199,431,834

Net increase (decrease) in net assets	17,984,465	181,462,219

Net Assets
Beginning of year	1,494,659,767	1,313,197,548

End of year	$1,512,644,232	$1,494,659,767

Undistributed net investment income at end of year	$23,715,146	$22,033,040

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$41.29	$41.99	$37.58	$28.93	$25.42

Net investment income (loss)	0.70 (a)	0.70 (a)	0.66 (a)	0.59 (a)	0.54
Net realized and unrealized gain (loss) on investments	4.02	(0.29)	4.34	8.61	3.45

Total from investment operations	4.72	0.41	5.00	9.20	3.99

Less dividends and distributions:
From net investment income	(0.70)	(0.60)	(0.59)	(0.55)	(0.48)
From net realized gain on investments	(1.26)	(0.51)	—	—	—

Total dividends and distributions	(1.96)	(1.11)	(0.59)	(0.55)	(0.48)

Net asset value at end of year	$44.05	$41.29	$41.99	$37.58	$28.93

Total investment return (b)	11.62%	1.10%	13.35%	32.01%	15.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.66%	1.67%	1.68%	1.76%	1.93%
Net expenses	0.28%	0.27%	0.28%	0.28%	0.29%
Expenses (before waiver/reimbursement)	0.28%	0.27%	0.28%	0.30%	0.34%
Portfolio turnover rate	3%	3%	3%	8%	10%
Net assets at end of year (in 000’s)	$899,633	$1,017,929	$890,188	$853,187	$773,233

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$41.08	$41.79	$37.44	$28.84	$25.34

Net investment income (loss)	0.59 (a)	0.60 (a)	0.56 (a)	0.51 (a)	0.47
Net realized and unrealized gain (loss) on investments	4.00	(0.28)	4.30	8.57	3.44

Total from investment operations	4.59	0.32	4.86	9.08	3.91

Less dividends and distributions:
From net investment income	(0.61)	(0.52)	(0.51)	(0.48)	(0.41)
From net realized gain on investments	(1.26)	(0.51)	—	—	—

Total dividends and distributions	(1.87)	(1.03)	(0.51)	(0.48)	(0.41)

Net asset value at end of year	$43.80	$41.08	$41.79	$37.44	$28.84

Total investment return (b)	11.34%	0.85%	13.06%	31.68%	15.37%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.41%	1.42%	1.43%	1.52%	1.67%
Net expenses	0.53%	0.52%	0.53%	0.53%	0.54%
Expenses (before waiver/reimbursement)	0.53%	0.52%	0.53%	0.55%	0.59%
Portfolio turnover rate	3%	3%	3%	8%	10%
Net assets at end of year (in 000’s)	$613,011	$476,730	$423,009	$343,782	$248,084

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

20	MainStay VP S&P 500 Index Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP S&P 500 Index Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek investment results that correspond to the total return performance (reflecting reinvestment of dividends) of common stocks in the aggregate as represented by the S&P 500® Index.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security is or other asset submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

21

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Broker/dealer quotes
• Benchmark securities	• Two-sided markets
• Reference data (corporate actions or material event notices)	• Bids/offers
• Monthly payment information	• Industry and economic events

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing

22	MainStay VP S&P 500 Index Portfolio

authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities other than, Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of December 31, 2016, all open futures contracts are shown in the Portfolio of Investments.

23

Notes to Financial Statements (continued)

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(K)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio invested in futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instrument as of December 31, 2016:

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	(651,506)	(651,506)

Total Fair Value		$(651,506)	$(651,506)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$4,966,319	$4,966,319

Total Realized Gain (Loss)		$4,966,319	$4,966,319

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$2,309,438	$2,309,438

Total Change in Unrealized Appreciation (Depreciation)		$2,309,438	$2,309,438

Average Notional Amount

	Equity Contracts Risk	Total
Futures Contracts Long	$130,898,093	$130,898,093

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, record-

24	MainStay VP S&P 500 Index Portfolio

keeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.25 up to $1 billion; 0.225% from $1 billion to $2 billion; 0.215% from $2 billion to $3 billion; and 0.20% in excess of $3 billion. During the year ended December 31, 2016, the effective management fee rate was 0.24%.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$26,347,496	$28,033,003	$57,522	$829,210,056	$883,648,077

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and mark to market of futures contracts. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (“REITs”).

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$952,573	$(952,573)	$—

The reclassifications for the Portfolio are primarily due to return of capital distributions received, REITs, corporate actions, and security litigations.

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$24,647,392	$38,038,772	$20,550,630	$18,274,210

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional

25

Notes to Financial Statements (continued)

uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities and securities subject to repurchase transactions, were $46,277 and $44,960, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	3,752,930	$159,121,032
Shares issued to shareholders in reinvestment of dividends and distributions	920,911	38,994,001
Shares redeemed	(8,902,980)	(369,138,236)

Net increase (decrease)	(4,229,139)	$(171,023,203)

Year ended December 31, 2015:
Shares sold	10,646,496	$441,583,809
Shares issued to shareholders in reinvestment of dividends and distributions	690,229	27,475,947
Shares redeemed	(7,888,936)	(331,331,328)

Net increase (decrease)	3,447,789	$137,728,428

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	3,373,427	$142,447,422
Shares issued to shareholders in reinvestment of dividends and distributions	562,456	23,692,162
Shares redeemed	(1,543,767)	(64,672,731)

Net increase (decrease)	2,392,116	$101,466,853

Year ended December 31, 2015:
Shares sold	2,848,364	$119,241,288
Shares issued to shareholders in reinvestment of dividends and distributions	286,391	11,348,893
Shares redeemed	(1,652,326)	(68,886,775)

Net increase (decrease)	1,482,429	$61,703,406

Note 10–Litigation

The Portfolio has been named as a defendant in the case entitled Kirschner v. FitzSimons, No. 12-2652 (S.D.N.Y.) (the “FitzSimons action”) as a result of its ownership of shares in the Tribune Company (“Tribune”) in 2007 when Tribune effected a leveraged buyout transaction (“LBO”) by which Tribune converted to a privately-held company. In its complaint, the plaintiff asserts claims against certain insiders, shareholders, professional advisers, and others involved in the LBO. Separately, the complaint also seeks to obtain from former Tribune shareholders, including the Portfolio, any proceeds they received in connection with the LBO. The sole claim and cause of action brought against the Portfolio is for fraudulent conveyance pursuant to United StatesBankruptcy Code Section 548(a)(1)(A).

In June 2011, certain Tribune creditors filed numerous additional actions asserting state law constructive fraudulent conveyance claims (the “SLCFC actions”) against specifically-named former Tribune shareholders and, in some cases, putative defendant classes comprised of former Tribune shareholders. One of the SLCFC actions, entitled Deutsche Bank Trust Co. Americas v. Blackrock Institutional Trust Co., No. 11-9319 (S.D.N.Y.) (the “Deutsche Bank action”), named the Portfolio as a defendant.

The FitzSimons action and Deutsche Bank action have been consolidated with the majority of the other Tribune LBO-related lawsuits in a multidistrict litigation proceeding entitled In re Tribune Co. Fraudulent Conveyance Litig., No. 11-md-2296 (S.D.N.Y.) (the “MDL Proceeding”). On September 23, 2013, the District Court granted the defendants’ motion to dismiss the SLCFC actions, including the Deutsche Bank action, on the basis that the plaintiffs did not have standing to pursue their claims. On September 30, 2013, the plaintiffs in the SLCFC actions filed a notice of appeal to the United States Court of Appeals for the Second Circuit. On October 28, 2013, the defendants filed a joint notice of cross-appeal of that same order. On March 29, 2016, the United States Court of Appeals for the Second Circuit issued its opinion on the appeal of the SLCFC actions. The appeals court affirmed the district court’s dismissal of those lawsuits, but on different grounds than the district court. The appeals court held that while the plaintiffs have standing under the U.S. Bankruptcy Code, their claims were preempted by Section 546(e) of the Bankruptcy Code-the statutory safe harbor for settlement payments. On April 12, 2016, the plaintiffs in the SLCFC

26	MainStay VP S&P 500 Index Portfolio

actions filed a petition seeking rehearing en banc before the appeals court. On July 22, 2016, the appeals court denied the petition. On September 9, 2016, the plaintiffs filed a petition for writ of certiorari in the U.S. Supreme Court challenging the Second Circuit’s decision that the safe harbor of Section 546(e) applied to their claims. Certain shareholder defendants filed a joint brief in opposition to the petition for certiorari on October 24, 2016. The plaintiffs filed a reply in support of the petition on November 4, 2016. The Supreme Court has not yet granted or denied the petition for certiorari.

On August 2, 2013, the plaintiff in the FitzSimons action filed a Fifth Amended Complaint. On May 23, 2014, the defendants filed motions to dismiss the FitzSimons action, including a global motion to dismiss Count I, which is the claim brought against former Tribune shareholders for intentional fraudulent conveyance under U.S. federal law. On January 6, 2017, the United States District Court for the Southern District of New York granted the shareholder defendants’ motion to dismiss the intentional fraudulent conveyance claim in the FitzSimons action. The Court concluded that the plaintiff had failed to allege that Tribune entered the LBO with actual intent to hinder, delay, or defraud its creditors, and therefore the complaint failed to state a claim. In dismissing the intentional fraudulent conveyance claim, the Court denied the plaintiff’s request to amend the complaint. The Court’s order is not immediately appealable, but any party might ask the Court to direct entry of a final judgment in order to make the order immediately appealable. The value of the proceeds received by the Portfolio in connection with the LBO and the Portfolio’s cost basis in shares of Tribune was as follows:

Portfolio	Proceeds	Cost Basis
S&P 500 Index	$682,856	$527,309

At this stage of the proceedings, it would be difficult to assess with any reasonable certainty the probable outcome of the pending litigation or the effect, if any, on the Portfolio’s net asset value.

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP S&P 500 Index Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP S&P 500 Index Portfolio (one of the series comprising Mainstay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

28	MainStay VP S&P 500 Index Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP S&P 500 Index Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Portfolio, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Portfolio, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings provides to the Portfolio. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a

30	MainStay VP S&P 500 Index Portfolio

position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolio. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Portfolio.

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

32	MainStay VP S&P 500 Index Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

34	MainStay VP S&P 500 Index Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

35

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

36	MainStay VP S&P 500 Index Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722345	MSVPSP11-02/17 (NYLIAC) NI529

MainStay VP Income Builder Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	9.30%	9.19%	6.06%	0.63%
Service Class Shares	9.03	8.92	5.79	0.88

Benchmark Performance	One Year	Five Years	Ten Years
MSCI World Index[2]	7.51%	10.41%	3.83%
Bloomberg Barclays U.S. Aggregate Bond Index[3]	2.65	2.23	4.34
Blended Benchmark Index[4]	5.23	6.43	4.45
Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio[5]	6.93	8.81	5.21

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The MSCI World Index is the Portfolio’s primary broad-based securities market index for comparison purposes. MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the MSCI World Index and the Bloomberg Barclays U.S. Aggregate Bond Index, each weighted 50%. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The Average Lipper Variable Products Mixed-Asset Target Allocation Growth Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Income Builder Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,025.50	$3.21	$1,022.00	$3.20

Service Class Shares	$1,000.00	$1,024.20	$4.48	$1,020.70	$4.47

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.63% for Initial Class and 0.88% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Income Builder Portfolio

Portfolio Composition as of December 31, 2016 (Unaudited)

Common Stocks	42.3%
Corporate Bonds	40.2
Short-Term Investment	8.6
Loan Assignments	5.5
U.S. Government & Federal Agencies	1.2
Asset-Backed Securities	0.4

Mortgage-Backed Securities	0.3%
Foreign Bond	0.1
Other Assets, Less Liabilities	1.4

100.0%

See Portfolio of Investments beginning on page 12 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 2.00%–2.25%, due 11/15/24–8/15/25
2.	Verizon Communications, Inc.
3.	AT&T, Inc.
4.	Reynolds American, Inc.
5.	GE Capital International Funding Co., 2.342%, due 11/15/20
6.	Welltower, Inc.
7.	PPL Corp.
8.	Philip Morris International, Inc.
9.	Duke Energy Corp.
10.	BCE, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil1 of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Portfolio, and Eric Sappenfield, William Priest, CFA, Michael Welhoelter, CFA, John Tobin and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Portfolio.

How did MainStay VP Income Builder Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Income Builder Portfolio returned 9.30% for Initial Class shares and 9.03% for Service Class shares. Over the same period, both share classes outperformed the 7.51% return of the MSCI World Index,2 which is the Portfolio’s primary benchmark; the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is the Portfolio’s secondary benchmark; and the 5.23% return of the Blended Benchmark Index,2 which is an additional benchmark of the Portfolio. Both share classes outperformed the 6.93% return of the Average Lipper3 Variable Products Mixed-Asset Target Allocation Growth Portfolio for the 12 months ended December 31, 2016.

Were there any changes to the Portfolio during the reporting period?

Effective May 1, 2016, the Portfolio adopted the Barclays U.S. Aggregate Bond Index (now known as the Bloomberg Barclays U.S. Aggregate Bond Index), which was formerly an additional benchmark of the Portfolio, as the Portfolio’s secondary benchmark. We selected the Barclays U.S. Aggregate Bond Index as the Portfolio’s secondary benchmark because we believed that this index is more reflective of the investment style of the fixed-income portion of the Portfolio. Effective the same date, the Portfolio deleted the Russell 1000® Index as a secondary benchmark. Effective May 1, 2016, the Income Builder Composite Index was renamed the Blended Benchmark Index.

What factors affected relative performance in the equity portion of the Portfolio during the reporting period?

Stock selection was the most significant factor affecting relative performance in the equity portion of the Portfolio. Among the sectors in which stock selection made significant positive contributions were health care, consumer staples and telecommunication services. (Contributions take weightings and total returns into account.) On the other hand, stock selection detracted from relative performance in the energy, real estate and materials sectors, among others. From a regional perspective, stock selection contributed positively to relative performance in the United States but detracted in the United Kingdom.

In the equity portion of the Portfolio, which market segments were the strongest positive contributors to the Portfolio’s relative performance and which market segments detracted the most?

The performance of the equity portion of the Portfolio results primarily from our efforts to identify companies that can grow their free cash flow and are committed to returning a significant portion of that cash to shareholders. The vast majority of stocks in the equity portion of the Portfolio were able to achieve this and increased their dividends during the reporting period.

In the equity portion of the Portfolio, an underweight position relative to the MSCI World Index and stock selection in the health care sector provided the most significantly positive contribution to relative performance, followed by an underweight position and stock selection in the consumer discretionary sector. An underweight position and stock selection made materials the most significant detractor from relative performance in the equity portion of the Portfolio. The energy and real estate sectors also detracted, primarily because of stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which stocks detracted the most.

Among the top individual contributors to absolute return in the equity portion of the Portfolio were Iron Mountain, AT&T and Statoil. Iron Mountain, a document management/storage company, advanced because of the completion of its Recall acquisition, which we believed could boost cash generation and support an increase in the pace of free cash flow growth. The company’s dividend has been well supported, and management has provided dividend and cash flow growth guidelines through 2020. AT&T is the largest pay TV and second largest mobile telecommunication services provider in the United States. The stock benefited as investors focused on the company’s increased cash generation potential after acquiring DirecTV and in light of the potential of an announced acquisition of Time Warner. The stock was further boosted by a pending change at the FCC, which we expect may result in a less onerous regulatory environment. We believed that excess cash may be returned through a healthy dividend, debt paydown and opportunistic share repurchases. Statoil is mainly an offshore oil & gas producer in Norway with an expanding global footprint.

1.	Effective August 6, 2016, Mr. Taylor Wagenseil no longer serves as portfolio manager. From August 6, 2016, through August 2017, Mr. Wagenseil will provide non-discretionary advisory support to the Portfolio’s portfolio management team as a Senior Advisor.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Income Builder Portfolio

During the fourth quarter of 2016, OPEC and non-OPEC oil-producing countries including Russia reached an agreement to cut global oil production, which we believed was a positive development for the energy sector. Shares performed better as oil prices rose. The company is focused on organic production growth. In our opinion, Statoil’s strong balance sheet, capital flexibility and cost-cutting initiatives could support cash flow generation and allow the company to pay an attractive dividend through the commodity price cycle.

Among the individual detractors in the equity portion of the Portfolio were Vodafone, Seagate and ConocoPhilips. Vodafone is a provider of telecommunication services in Europe, Asia and Africa. The company underperformed on general concern about increased competition in India from new entrant Reliance Jio. Excluding India, results largely continued to be positive and management reconfirmed the company’s long-term free cash flow targets. The company remained committed to growing free cash flow and recently raised its dividend. Seagate is the world’s second-largest hard disk drive manufacturer. Seagate shares fell on prereleased operating results, which highlighted challenging conditions in the data storage device industry. While the company remained committed to its dividend and shareholder-yield policies, the visibility into near-term cash generation was significantly diminished, and we sold the position from the equity portion of the Portfolio. ConocoPhillips is an independent exploration and production company that operates in North America, Europe, Asia and the Middle East. The company explores, produces, transports and markets crude oil, natural gas, natural gas liquids, liquefied natural gas and bitumen. Falling energy prices in 2015 significantly reduced ConocoPhillips’ cash flow and dividend coverage. While the company stated that it was dedicated to preserving its dividend, the equity portion of the Portfolio exited its position as the company’s balance sheet capacity weakened and the risk of a dividend cut increased. ConocoPhillips did cut its dividend after the position was sold in January 2016.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

The equity portion of the Portfolio made several purchases during the reporting period, including transportation company United Parcel Service, semiconductor company Qualcomm and investment management/advisory services company BlackRock. These positions were added to the equity portion of the Portfolio because of the companies’ favorable shareholder-yield attributes.

Several positions were eliminated from the equity portion of the Portfolio during the reporting period, among them hard disk drive manufacturer Seagate, oil & gas company ConocoPhillips and chemical company Potash.

How did the Portfolio’s equity sector weightings change during the reporting period?

Sector weights in the equity portion of the Portfolio are generally a function of our bottom-up stock-selection process. During the reporting period, the equity portion of the Portfolio reduced its exposure to telecommunication services, utilities and materials, among others. In the equity portion of the Portfolio, the largest increases in sector weightings were in information technology, health care and industrials. Although there appeared to be a large decrease in exposure to financials during the reporting period, this change resulted from a change in the Global Industry Classification Standard (GICS®) effective August 31, 2016, in which real estate investment trust (REIT) holdings in the equity portion of the Portfolio were reclassified from financials into a newly created real estate sector.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

The equity portion of the Portfolio continued to seek attractive returns through a diversified group of companies focused on generating significant free cash flow and returning it to shareholders through a combination of dividends, share repurchases and debt reduction. That stock-by-stock process often results in the equity portion of the Portfolio having a different composition than the MSCI World Index, the benchmark for the equity portion of the Portfolio, in terms of types of companies held. The benchmark contains many companies that either lack free cash flow or use their free cash flow primarily to reinvest and make acquisitions. The composition of the equity portion of the Portfolio may also differ in terms of sector weights.

As of December 31, 2016, the equity portion of the Portfolio had underweight positions relative to the MSCI World Index in information technology, consumer discretionary and financials. As of the same date, the equity portion of the Portfolio had overweight positions relative to the benchmark in utilities, telecommunication services and consumer staples. The equity portion of the Portfolio continued to seek high-quality companies producing attractive shareholder yield in a steadily improving global economy.

What factors affected the relative performance of the fixed-income portion of the Portfolio during the reporting period?

Throughout the reporting period, we sought to maintain overweight positions relative to the Bloomberg Barclays U.S.

9

Aggregate Bond Index in spread product,4 specifically high-yield bonds, bank loans and investment-grade credit. The strong credit market in 2016—in particular, high-yield corporate credit—proved beneficial for the credit bias in the fixed-income portion of the Portfolio throughout the reporting period.

In the fixed-income portion of the Portfolio, asset allocation between investment-grade and high-yield bonds remained consistent throughout much of the year. During the fourth quarter of 2016, however, the high-yield bond allocation was reduced in favor of higher-quality credits.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

During the reporting period, the fixed-income portion of the Portfolio used U.S. Treasury futures and foreign forward currency contracts. Some of these were used to help manage duration5 in the fixed-income portion of the Portfolio. The use of derivatives had a significant positive impact on the Portfolio’s performance.

What was the Portfolio’s duration strategy during the reporting period?

To reduce the Portfolio’s sensitivity to interest rates, we maintained a shorter duration than the Bloomberg Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the duration of the fixed-income portion of the Portfolio was 5.30 years, which was 0.6 years shorter than the duration of the benchmark.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Throughout the reporting period, there were many events that had to be considered regarding the impact on the Portfolio’s positioning. Among these were inconsistent economic data, the monetary policies of global central banks, the volatility in energy prices and the impact of the U.K.’s decision to leave the European Union (“Brexit”). Nevertheless, we did not make any significant shifts in the positioning of the fixed-income portion of the Portfolio during the reporting period. We continued to believe that corporate bonds (both investment grade and high yield) and bank loans, warranted an overweight position relative to government-related securities because of the low interest-rate environment, significant refinancing in the credit markets, improved balance sheet fundamentals and a favorable supply/demand balance for corporate debt.

Toward the end of the reporting period, however, we slightly trimmed the high-yield position in the fixed-income portion of the Portfolio while slightly increasing the weighting in investment-grade credit.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, the high-yield bond position was the most substantial positive contributor to the performance of the fixed-income portion of the Portfolio. Bank loans and investment-grade corporate bonds also contributed positively to returns. Within the high-yield component of the fixed-income portion of the Portfolio, energy and commodity-related positions bounced strongly off the lows they reached in mid-February. Home builders and select wireless communications positions also did well. Health care as a whole underperformed the market during the reporting period. In investment-grade credit, financial holdings performed well for the fixed-income portion of the Portfolio.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio bought bonds of wireless provider Sprint and consumer goods company Mondelez. Both bonds were new issues and came at attractive yields. In the case of Sprint, the issue was secured by the company’s spectrum. During the reporting period, the fixed-income portion of the Portfolio sold its position in energy company Denbury Resources. The bonds rallied with the run-up in energy bond prices and were sold as part of a risk-reduction plan in the fixed-income portion of the Portfolio.

How did sector weightings change in the fixed-income portion of the Portfolio during the reporting period?

During the reporting period, the fixed-income portion of the Portfolio slightly trimmed its high-yield position while slightly increasing its weight in investment-grade credit. In high-yield credit, the fixed-income portion of the Portfolio reduced its position in energy. Though energy prices rallied off their lows in mid-February, prices were well off their highs and defaults remained a concern.

4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

10	MainStay VP Income Builder Portfolio

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the fixed-income portion of the Portfolio maintained an overweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index in spread product, specifically in high-yield bonds and bank loans. The increased volatility experienced in the third quarter of 2016 created a wider disparity between spreads and defaults, increasing our conviction in our overweight position in high-yield securities. As of the same date, the fixed-income portion of the Portfolio held underweight positions relative to its benchmark in sectors that are more interest-rate sensitive, such as U.S. Treasury securities and agency securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Portfolio of Investments December 31, 2016

	Principal Amount	Value
Long-Term Bonds 47.7%† Asset-Backed Securities 0.4%
Home Equity 0.4%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.816%, due 10/25/36 (a)	$130,087	$127,241
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.826%, due 5/25/37 (a)	226,363	164,970
GSAA Home Equity Trust Series 2006-14, Class A1 0.806%, due 9/25/36 (a)	2,081,097	1,039,009
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.856%, due 4/25/37 (a)	2,437	1,703
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.856%, due 3/25/47 (a)	206,077	118,857
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.806%, due 11/25/36 (a)	269,566	124,438
Soundview Home Equity Loan Trust Series 2006-EQ2, Class A2 0.866%, due 1/25/37 (a)	416,513	298,651
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.866%, due 9/25/37 (a)	330,756	154,956

		2,029,825

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 1.25%, due 5/25/29 (a)	184,688	177,864

Total Asset-Backed Securities (Cost $2,725,035)		2,207,689

Corporate Bonds 40.2%
Advertising 0.2%
Lamar Media Corp. 5.875%, due 2/1/22	1,105,000	1,138,150

Aerospace & Defense 0.7%
KLX, Inc. 5.875%, due 12/1/22 (b)	1,355,000	1,395,650
Orbital ATK, Inc. 5.50%, due 10/1/23	1,135,000	1,169,050
Triumph Group, Inc. 4.875%, due 4/1/21	1,450,000	1,360,100

		3,924,800

	Principal Amount	Value
Agriculture 0.2%
Bunge, Ltd. Finance Corp. 3.25%, due 8/15/26	$970,000	$931,467
Reynolds American, Inc. 8.125%, due 6/23/19	165,000	188,238

		1,119,705

Airlines 1.2%
American Airlines Group, Inc. 4.625%, due 3/1/20 (b)	1,400,000	1,417,500
American Airlines, Inc. Series 2015-2, Class AA, Pass Through Trust 3.60%, due 3/22/29	976,347	970,244
Continental Airlines, Inc. Series 2009-2, Class A, Pass Through Trust 7.25%, due 5/10/21	302,229	337,741
Series 2003-ERJ1 7.875%, due 1/2/20	272,393	280,905
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	1,086,696	1,212,971
U.S. Airways Group, Inc. Series 2012-1, Class A, Pass Through Trust 5.90%, due 4/1/26	835,685	931,788
Series 2010-1 Class A, Pass Through Trust 6.25%, due 10/22/24	483,694	536,901
United Airlines, Inc. Series 2014-2, Class B, Pass Through Trust 4.625%, due 3/3/24	452,114	462,286
Series 2007-1, Pass-Through Trust 6.636%, due 1/2/24	566,109	609,983

		6,760,319

Apparel 0.2%
Hanesbrands, Inc. 4.625%, due 5/15/24 (b)	1,315,000	1,275,550

Auto Manufacturers 0.7%
Ford Motor Co. 6.625%, due 10/1/28	500,000	587,829
7.45%, due 7/16/31	455,000	571,045
Ford Motor Credit Co. LLC 5.875%, due 8/2/21	150,000	165,655
General Motors Financial Co., Inc. 3.45%, due 4/10/22	1,500,000	1,483,402
3.70%, due 5/9/23	500,000	491,994

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

12	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Manufacturers (continued)
Toyota Motor Credit Corp. 1.25%, due 10/5/17	$630,000	$629,917

		3,929,842

Auto Parts & Equipment 1.1%
Goodyear Tire & Rubber Co. (The) 5.125%, due 11/15/23	2,000,000	2,060,000
MPG Holdco I, Inc. 7.375%, due 10/15/22	1,155,000	1,206,975
Schaeffler Finance B.V. 4.75%, due 5/15/23 (Germany) (b)	1,245,000	1,263,675
Tenneco, Inc. 5.00%, due 7/15/26	605,000	593,656
ZF North America Capital, Inc. 4.75%, due 4/29/25 (Germany) (b)	1,150,000	1,170,125

		6,294,431

Banks 4.2%
Bank of America Corp. 4.875%, due 4/1/44	170,000	184,462
5.00%, due 1/21/44	525,000	574,924
5.875%, due 2/7/42	180,000	217,556
6.11%, due 1/29/37	1,105,000	1,295,387
6.30%, due 12/29/49 (a)	735,000	768,075
7.625%, due 6/1/19	680,000	764,127
Bank of New York Mellon Corp. (The) 4.625%, due 12/29/49 (a)	1,130,000	1,036,572
Barclays PLC 5.20%, due 5/12/26 (United Kingdom)	580,000	589,599
Capital One Financial Corp. 4.20%, due 10/29/25	165,000	165,549
5.55%, due 12/29/49 (a)	1,365,000	1,382,062
Citigroup, Inc. 4.05%, due 7/30/22	105,000	108,673
4.65%, due 7/30/45	430,000	453,241
5.30%, due 5/6/44	436,000	469,648
6.625%, due 6/15/32	190,000	230,488
Citizens Bank N.A. 2.55%, due 5/13/21	475,000	472,084
Citizens Financial Group, Inc. 4.30%, due 12/3/25	1,190,000	1,208,823
Discover Bank 8.70%, due 11/18/19	795,000	902,645
Goldman Sachs Group, Inc. (The) 2.30%, due 12/13/19	625,000	624,291
3.625%, due 1/22/23	1,330,000	1,358,478
5.30%, due 12/29/49 (a)	1,029,000	986,554
Huntington Bancshares, Inc. 3.15%, due 3/14/21	1,295,000	1,313,258
JPMorgan Chase & Co. 5.15%, due 12/29/49 (a)	990,000	946,836

	Principal Amount	Value
Banks (continued)
Lloyds Banking Group PLC 4.65%, due 3/24/26 (United Kingdom)	$585,000	$592,542
Morgan Stanley 4.875%, due 11/1/22	495,000	530,511
5.00%, due 11/24/25	1,150,000	1,228,530
5.45%, due 12/31/49 (a)	790,000	782,100
PNC Bank N.A. 1.70%, due 12/7/18	1,170,000	1,167,882
Royal Bank of Scotland Group PLC 6.00%, due 12/19/23 (United Kingdom)	70,000	72,709
6.125%, due 12/15/22 (United Kingdom)	550,000	584,833
Toronto-Dominion Bank (The) 1.80%, due 7/13/21 (Canada)	1,535,000	1,486,445
Wells Fargo & Co. 5.90%, due 12/29/49 (a)	820,000	824,100
Wells Fargo Capital X 5.95%, due 12/1/36	255,000	265,200

		23,588,184

Beverages 0.8%
Anheuser-Busch InBev Finance, Inc. 3.65%, due 2/1/26 (Belgium)	1,400,000	1,421,266
Constellation Brands, Inc. 4.25%, due 5/1/23	760,000	788,036
Molson Coors Brewing Co. 3.00%, due 7/15/26	750,000	708,984
PepsiCo Inc. 1.35%, due 10/4/19	800,000	793,918
2.375%, due 10/6/26	800,000	757,338

		4,469,542

Biotechnology 0.5%
Biogen, Inc. 3.625%, due 9/15/22	1,240,000	1,272,818
Celgene Corp. 3.625%, due 5/15/24	1,400,000	1,406,843

		2,679,661

Building Materials 0.4%
Masco Corp. 4.375%, due 4/1/26	575,000	580,750
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	1,000,000	1,027,500
USG Corp. 8.25%, due 1/15/18	545,000	577,019

		2,185,269

Chemicals 0.7%
Air Liquide Finance S.A. 1.375%, due 9/27/19 (b)	900,000	884,729
1.75%, due 9/27/21 (b)	610,000	585,715
Ashland LLC 4.75%, due 8/15/22	1,000,000	1,037,500

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Chemicals (continued)
Dow Chemical Co. (The) 4.125%, due 11/15/21	$710,000	$750,206
8.55%, due 5/15/19	45,000	51,574
WR Grace & Co. 5.125%, due 10/1/21 (b)	765,000	797,512

		4,107,236

Commercial Services 0.6%
Herc Rentals, Inc. 7.75%, due 6/1/24 (b)	775,000	814,719
Hertz Corp. (The) 5.875%, due 10/15/20	277,000	270,767
Service Corp. International 5.375%, due 1/15/22	1,005,000	1,045,200
United Rentals North America, Inc. 4.625%, due 7/15/23	715,000	729,300
6.125%, due 6/15/23	605,000	641,300

		3,501,286

Computers 0.2%
Apple, Inc. 1.55%, due 8/4/21	545,000	526,918
3.85%, due 8/4/46	395,000	378,466

		905,384

Diversified Financial Services 0.9%
Alterra Finance LLC 6.25%, due 9/30/20	75,000	83,206
♦GE Capital International Funding Co. 2.342%, due 11/15/20	4,500,000	4,497,853
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	425,000	414,678

		4,995,737

Electric 1.2%
AEP Transmission Co. LLC 3.10%, due 12/1/26 (b)	850,000	837,151
CMS Energy Corp. 3.875%, due 3/1/24	550,000	572,014
5.05%, due 3/15/22	430,000	471,056
6.25%, due 2/1/20	435,000	481,175
FirstEnergy Transmission LLC 5.45%, due 7/15/44 (b)	1,120,000	1,188,955
Great Plains Energy, Inc. 5.292%, due 6/15/22 (c)	500,000	542,236
Midamerican Energy Co. 4.40%, due 10/15/44	790,000	839,143
Pacific Gas & Electric Co. 1.131%, due 11/30/17 (a)	1,100,000	1,100,349
Puget Energy, Inc. 5.625%, due 7/15/22	350,000	387,566

	Principal Amount	Value
Electric (continued)
WEC Energy Group, Inc. 6.25%, due 5/15/67 (a)	$480,000	$420,600

		6,840,245

Electronics 0.3%
Honeywell International, Inc. 1.40%, due 10/30/19	1,600,000	1,585,205

Environmental Controls 0.1%
Republic Services, Inc. 4.75%, due 5/15/23	580,000	633,454

Finance—Auto Loans 0.2%
Ally Financial, Inc. 8.00%, due 11/1/31	1,045,000	1,212,116

Finance—Commercial 0.3%
CIT Group, Inc. 3.875%, due 2/19/19	890,000	908,912
4.25%, due 8/15/17	105,000	106,444
5.25%, due 3/15/18	95,000	98,444
6.625%, due 4/1/18 (b)	400,000	421,500

		1,535,300

Finance—Consumer Loans 0.9%
Navient Corp. 8.00%, due 3/25/20	750,000	832,050
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (b)	1,190,000	1,240,575
Springleaf Finance Corp. 6.00%, due 6/1/20	345,000	349,744
7.75%, due 10/1/21	800,000	844,000
Synchrony Financial 4.50%, due 7/23/25	1,735,000	1,782,133

		5,048,502

Finance—Leasing Companies 0.4%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, due 10/30/20 (Netherlands)	1,200,000	1,248,000
Air Lease Corp. 2.125%, due 1/15/20	730,000	719,106
International Lease Finance Corp. 5.875%, due 4/1/19	460,000	488,511

		2,455,617

Food 2.6%
Darling Ingredients, Inc. 5.375%, due 1/15/22	2,000,000	2,075,000
J.M. Smucker Co. (The) 1.75%, due 3/15/18	1,245,000	1,246,623

14	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Food (continued)
Kerry Group Financial Services 3.20%, due 4/9/23 (Ireland) (b)	$1,290,000	$1,234,262
Kraft Heinz Foods Co. 3.00%, due 6/1/26	280,000	262,874
4.875%, due 2/15/25 (b)	831,000	896,463
5.00%, due 6/4/42	585,000	599,003
Kroger Co. (The) 1.50%, due 9/30/19	905,000	891,248
Mondelez International Holdings Netherlands B.V. 1.625%, due 10/28/19 (France) (b)	985,000	965,588
2.00%, due 10/28/21 (France) (b)	1,110,000	1,063,424
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (b)	955,000	952,613
Smithfield Foods, Inc. 6.625%, due 8/15/22	190,000	200,213
Sysco Corp. 3.30%, due 7/15/26	865,000	848,851
Tyson Foods, Inc. 3.95%, due 8/15/24	1,810,000	1,844,017
Whole Foods Market, Inc. 5.20%, due 12/3/25	1,460,000	1,545,884

		14,626,063

Gas 0.2%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.50%, due 5/20/25	320,000	323,200
5.625%, due 5/20/24	525,000	536,812

		860,012

Hand & Machine Tools 0.2%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (b)	1,110,000	1,140,525

Health Care—Products 0.6%
Alere, Inc. 6.50%, due 6/15/20	345,000	339,825
Baxter International, Inc. 3.50%, due 8/15/46	1,570,000	1,317,652
Stryker Corp. 2.625%, due 3/15/21	1,220,000	1,224,712
Thermo Fisher Scientific, Inc. 3.00%, due 4/15/23	525,000	516,005

		3,398,194

Health Care—Services 1.0%
CHS / Community Health Systems, Inc. 5.125%, due 8/1/21	640,000	593,600
Cigna Corp. 4.375%, due 12/15/20	135,000	143,513

	Principal Amount	Value
Health Care—Services (continued)
DaVita, Inc. 5.00%, due 5/1/25	$870,000	$855,863
Fresenius Medical Care U.S. Finance II, Inc. 5.875%, due 1/31/22 (Germany) (b)	705,000	771,975
HCA, Inc. 5.00%, due 3/15/24	1,675,000	1,723,156
Tenet Healthcare Corp. 4.463%, due 6/15/20 (a)	700,000	705,250
6.00%, due 10/1/20	975,000	1,021,312

		5,814,669

Home Builders 1.1%
CalAtlantic Group, Inc. 8.375%, due 5/15/18	800,000	868,000
KB Home 7.50%, due 9/15/22	560,000	590,800
Lennar Corp. 4.50%, due 6/15/19	1,100,000	1,135,750
4.50%, due 11/15/19	200,000	207,750
MDC Holdings, Inc. 5.625%, due 2/1/20	1,100,000	1,168,750
Toll Brothers Finance Corp. 5.875%, due 2/15/22	670,000	726,950
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24	1,430,000	1,472,900

		6,170,900

Household Products & Wares 0.5%
Spectrum Brands, Inc. 5.75%, due 7/15/25	2,430,000	2,521,125

Housewares 0.4%
Newell Brands, Inc. 3.85%, due 4/1/23	2,000,000	2,074,614

Insurance 3.4%
Allstate Corp. (The) 6.50%, due 5/15/57 (a)	1,725,000	1,957,875
Berkshire Hathaway Finance Corp. 1.45%, due 3/7/18	1,280,000	1,281,253
Chubb Corp. (The) 6.375%, due 3/29/37 (a)	730,000	686,200
CNA Financial Corp. 4.50%, due 3/1/26	1,260,000	1,317,633
Genworth Holdings, Inc. 4.90%, due 8/15/23	870,000	717,750
Hartford Financial Services Group, Inc. (The) 6.10%, due 10/1/41	265,000	310,975
Liberty Mutual Group, Inc. 4.25%, due 6/15/23 (b)	145,000	151,811

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Insurance (continued)
Liberty Mutual Group, Inc. (continued)
6.50%, due 3/15/35 (b)	$130,000	$155,328
7.80%, due 3/15/37 (b)	1,195,000	1,344,375
Markel Corp. 5.00%, due 4/5/46	870,000	875,005
MassMutual Global Funding II 2.10%, due 8/2/18 (b)	350,000	353,037
2.50%, due 10/17/22 (b)	1,270,000	1,247,099
Oil Insurance, Ltd. 3.98%, due 12/29/49 (a)(b)	580,000	458,200
Pacific Life Insurance Co. 7.90%, due 12/30/23 (b)	1,000,000	1,189,826
Principal Life Global Funding II 2.375%, due 11/21/21 (b)	1,470,000	1,449,780
Protective Life Corp. 8.45%, due 10/15/39	725,000	960,436
Provident Cos., Inc. 7.25%, due 3/15/28	925,000	1,094,352
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	795,000	825,806
Validus Holdings, Ltd. 8.875%, due 1/26/40	740,000	970,885
Voya Financial, Inc. 3.65%, due 6/15/26	310,000	303,110
XLIT, Ltd. 4.45%, due 3/31/25 (Ireland)	985,000	976,696
6.50%, due 10/29/49 (Ireland) (a)	945,000	737,100

		19,364,532

Internet 0.5%
eBay, Inc. 3.80%, due 3/9/22	1,380,000	1,425,721
Match Group, Inc. 6.375%, due 6/1/24	1,500,000	1,582,500

		3,008,221

Iron & Steel 0.2%
ArcelorMittal 8.00%, due 10/15/39 (Luxembourg)	1,000,000	1,097,340

Lodging 1.2%
Choice Hotels International, Inc. 5.75%, due 7/1/22	1,229,000	1,311,957
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24 (b)	865,000	839,050
Marriott International, Inc. 2.30%, due 1/15/22	890,000	863,342
6.75%, due 5/15/18	865,000	922,103
7.15%, due 12/1/19	125,000	140,865
MGM Resorts International 6.75%, due 10/1/20	1,600,000	1,780,000

	Principal Amount	Value
Lodging (continued)
Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp. 5.50%, due 3/1/25 (b)	$785,000	$778,720

		6,636,037

Machinery—Diversified 0.5%
CNH Industrial Capital LLC 4.875%, due 4/1/21	1,445,000	1,502,800
Zebra Technologies Corp. 7.25%, due 10/15/22	1,290,000	1,402,875

		2,905,675

Media 0.5%
DISH DBS Corp. 5.875%, due 7/15/22	725,000	763,063
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	355,000	446,513
Time Warner, Inc. 3.60%, due 7/15/25	1,000,000	994,400
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (Netherlands) (b)	765,000	770,737

		2,974,713

Metal Fabricate & Hardware 0.3%
Precision Castparts Corp. 3.25%, due 6/15/25	1,455,000	1,466,425

Mining 0.2%
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (Australia) (b)	1,155,000	1,339,881

Miscellaneous—Manufacturing 0.4%
Amsted Industries, Inc. 5.00%, due 3/15/22 (b)	1,390,000	1,390,000
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	1,295,000	942,112

		2,332,112

Oil & Gas 0.7%
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)	850,000	884,000
ConocoPhillips 6.50%, due 2/1/39	1,000,000	1,265,914
Sunoco, L.P. / Sunoco Finance Corp. 5.50%, due 8/1/20	675,000	688,500
Valero Energy Corp. 3.65%, due 3/15/25	1,000,000	991,808

		3,830,222

Packaging & Containers 1.0%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (France) (b)	800,000	832,000

16	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Packaging & Containers (continued)
Ball Corp. 5.00%, due 3/15/22	$1,375,000	$1,440,312
Crown European Holdings S.A. 4.00%, due 7/15/22 (France) (b)	EUR900,000	1,042,408
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)	$555,000	567,488
Reynolds Group Issuer, Inc. 5.75%, due 10/15/20 (New Zealand)	850,000	876,563
Sealed Air Corp. 5.50%, due 9/15/25 (b)	750,000	774,375

		5,533,146

Pharmaceuticals 0.3%
Actavis Funding SCS 3.45%, due 3/15/22	1,530,000	1,552,964

Pipelines 0.7%
Crestwood Midstream Partners, L.P. / Crestwood Midstream Finance Corp. 6.25%, due 4/1/23	1,025,000	1,045,500
Hiland Partners Holdings LLC / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (b)	725,000	757,330
MPLX, L.P. 5.50%, due 2/15/23	925,000	962,331
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.70%, due 6/15/44	540,000	481,157
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	795,000	844,012

		4,090,330

Real Estate Investment Trusts 1.1%
American Tower Corp. 3.375%, due 10/15/26	1,080,000	1,022,426
CoreCivic, Inc. 5.00%, due 10/15/22	590,000	588,525
Corrections Corporation of America 4.625%, due 5/1/23	310,000	305,350
Crown Castle International Corp. 3.40%, due 2/15/21	920,000	933,571
5.25%, due 1/15/23	1,290,000	1,388,363
Essex Portfolio, L.P. 3.375%, due 4/15/26	545,000	527,026
Iron Mountain, Inc. 5.75%, due 8/15/24	1,400,000	1,438,500

		6,203,761

Retail 2.8%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	228,000	239,970

	Principal Amount	Value
Retail (continued)
AutoZone, Inc. 1.30%, due 1/13/17	$1,450,000	$1,450,046
Brinker International, Inc. 2.60%, due 5/15/18	835,000	836,879
CVS Health Corp. 4.00%, due 12/5/23	1,355,000	1,427,689
CVS Pass-Through Trust 5.789%, due 1/10/26 (b)(d)	41,638	45,600
Dollar General Corp. 3.25%, due 4/15/23	1,420,000	1,401,292
Dollar Tree, Inc. 5.75%, due 3/1/23	1,335,000	1,413,525
L Brands, Inc. 5.625%, due 2/15/22	800,000	854,000
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	10,000	10,242
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	1,000,000	993,462
QVC, Inc. 4.85%, due 4/1/24	1,125,000	1,130,921
Starbucks Corp. 2.45%, due 6/15/26	785,000	749,163
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp. 5.50%, due 6/1/24	1,080,000	1,093,500
5.75%, due 3/1/25	90,000	91,350
Tiffany & Co. 3.80%, due 10/1/24	2,000,000	1,982,202
TJX Cos., Inc. (The) 2.25%, due 9/15/26	2,310,000	2,127,475

		15,847,316

Semiconductors 0.8%
NXP B.V. / NXP Funding LLC 4.625%, due 6/15/22 (Netherlands) (b)	590,000	618,025
4.625%, due 6/1/23 (Netherlands) (b)	1,420,000	1,491,000
Qorvo, Inc. 7.00%, due 12/1/25	1,360,000	1,506,200
Sensata Technologies B.V. 5.00%, due 10/1/25 (Netherlands) (b)	1,135,000	1,112,300

		4,727,525

Software 0.7%
First Data Corp. 5.00%, due 1/15/24 (b)	1,205,000	1,211,411
5.375%, due 8/15/23 (b)	200,000	207,500
Microsoft Corp. 3.70%, due 8/8/46	750,000	706,099
MSCI, Inc. 5.75%, due 8/15/25 (b)	1,315,000	1,397,187
PTC, Inc. 6.00%, due 5/15/24	516,000	544,380

		4,066,577

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Telecommunications 2.0%
♦AT&T, Inc. 3.60%, due 2/17/23	$1,400,000	$1,411,928
CommScope Technologies Finance LLC 6.00%, due 6/15/25 (b)	475,000	503,500
CommScope, Inc. 5.00%, due 6/15/21 (b)	985,000	1,014,550
Hughes Satellite Systems Corp. 5.25%, due 8/1/26 (b)	185,000	181,300
6.50%, due 6/15/19	405,000	440,437
7.625%, due 6/15/21	225,000	246,937
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 3/20/23 (b)	1,910,000	1,913,572
T-Mobile USA, Inc. 6.125%, due 1/15/22	1,600,000	1,688,000
Telecom Italia Capital S.A. 7.721%, due 6/4/38 (Italy)	135,000	140,353
Telefonica Emisiones SAU 4.57%, due 4/27/23 (Spain)	1,139,000	1,194,961
5.462%, due 2/16/21 (Spain)	175,000	190,763
♦Verizon Communications, Inc. 4.862%, due 8/21/46	500,000	506,647
5.15%, due 9/15/23	1,055,000	1,166,559
5.85%, due 9/15/35	350,000	399,723

		10,999,230

Transportation 0.3%
Hapag-Lloyd A.G. 9.75%, due 10/15/17 (Germany) (b)	150,000	150,000
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	1,445,000	1,517,250

		1,667,250

Total Corporate Bonds (Cost $224,186,273)		226,434,894

Foreign Bond 0.1%
Banks 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21 (United Kingdom)	GBP525,000	823,773

Total Foreign Bond (Cost $868,939)		823,773

Loan Assignments 5.5% (e)
Advertising 0.2%
USAGM HoldCo. LLC 2016 Incremental Delayed Draw Term Loan 5.50%, due 7/28/22 (f)	$85,942	86,480

	Principal Amount	Value
Advertising (continued)
USAGM HoldCo. LLC (continued)
2016 Incremental Term Loan 5.50%, due 7/28/22	$852,652	$857,981

		944,461

Auto Parts & Equipment 0.1%
Allison Transmission, Inc. New Term Loan B3 3.25%, due 9/23/22	328,943	332,878

Building Materials 0.4%
Forterra, Inc. Term Loan B 4.50%, due 10/18/23	1,496,250	1,511,213
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.00%, due 11/15/23	900,000	897,750

		2,408,963

Commercial Services 0.4%
ExamWorks Group, Inc. Term Loan 4.75%, due 7/27/23	1,336,650	1,342,665
U.S. Security Associates Holdings, Inc. 2016 Term Loan 6.00%, due 7/14/23	997,500	1,000,825

		2,343,490

Containers, Packaging & Glass 0.1%
Reynolds Group Holdings, Inc. 2016 USD Term Loan 4.25%, due 2/5/23	299,250	302,310

Electric 0.3%
Calpine Corp. Term Loan B7 3.75%, due 5/31/23	1,741,250	1,749,230

Entertainment 0.4%
Regal Cinemas Corp. Reprice Term Loan 3.27%, due 4/1/22	1,300,000	1,306,094
Scientific Games International, Inc. 2014 Term Loan B1 6.00%, due 10/18/20	1,067,000	1,081,138

		2,387,232

Environmental Controls 0.5%
Advanced Disposal Services Inc. Term Loan B3 3.50%, due 11/10/23	1,258,000	1,268,483
GFL Environmental, Inc. USD Term Loan B 3.75%, due 9/29/23	1,271,813	1,272,607

		2,541,090

18	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Food & Staples Retailing 0.3%
U.S. Foods, Inc. 2016 Term Loan B 3.77%, due 6/27/23	$1,930,300	$1,947,536

Health Care—Products 0.2%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	1,053,000	1,043,458

Health Care—Services 0.6%
Inventiv Health, Inc. 2016 Term Loan B 4.75%, due 11/9/23	1,585,000	1,586,238
MPH Acquisition Holdings LLC 2016 Term Loan B 5.00%, due 6/7/23	1,391,931	1,415,296
U.S. Renal Care, Inc. 2015 2nd Lien Term Loan 9.00%, due 12/31/23	600,000	528,000

		3,529,534

Household Products & Wares 0.8%
KIK Custom Products, Inc. 2015 Term Loan B 6.00%, due 8/26/22 (Canada)	3,456,250	3,482,172
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	1,257,920	1,266,306

		4,748,478

Iron & Steel 0.2%
Signode Industrial Group U.S., Inc. USD Term Loan B 3.898%, due 5/1/21	1,093,750	1,097,168

Media 0.2%
Virgin Media Investment Holdings, Ltd. USD Term Loan F 3.486%, due 1/31/25 (United Kingdom)	1,300,000	1,304,875

Semiconductors 0.2%
Avago Technologies Cayman, Ltd. USD Term Loan B3 3.704%, due 2/1/23 (Singapore)	959,065	971,953

Telecommunications 0.6%
Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	3,500,000	3,528,438

Total Loan Assignments (Cost $30,956,243)		31,181,094

	Principal Amount	Value
Mortgage-Backed Securities 0.3%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.2%
Banc of America Commercial Mortgage Trust Series 2007-2, Class A4 5.698%, due 4/10/49 (g)	$46,561	$46,526
Bayview Commercial Asset Trust Series 2006-4A, Class A1 0.986%, due 12/25/36 (a)(b)	92,127	79,129
Bear Stearns Commercial Mortgage Securities Trust Series 2007-PW16, Class A4 5.711%, due 6/11/40 (g)	182,219	182,405
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.133%, due 12/10/49 (g)	122,747	125,190
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (b)	479,105	526,599
Morgan Stanley Capital I Trust Series 2007-IQ15, Class A4 5.904%, due 6/11/49 (g)	129,791	131,839

		1,091,688

Residential Mortgages (Collateralized Mortgage Obligations) 0.1%
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	48,205	47,007
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.28%, due 2/25/42 (a)(b)(d)(h)	313,341	266,149
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.617%, due 11/25/36 (g)	189,776	168,262

		481,418

Total Mortgage-Backed Securities (Cost $1,481,359)		1,573,106

U.S. Government & Federal Agency 1.2%
Federal National Mortgage Association (Mortgage Pass-Through Security) 0.0%‡
6.00%, due 4/1/37	38,705	41,631

♦United States Treasury Notes 1.2%
2.00%, due 8/15/25	3,715,000	3,598,616
2.25%, due 11/15/24	2,860,000	2,842,460

		6,441,076

Total U.S. Government & Federal Agency (Cost $6,717,874)		6,482,707

Total Long-Term Bonds (Cost $266,935,723)		268,703,263

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks 42.3%
Aerospace & Defense 0.9%
BAE Systems PLC (United Kingdom)	416,710	$3,026,222
Lockheed Martin Corp.	8,675	2,168,229

		5,194,451

Agriculture 3.4%
Altria Group, Inc.	60,695	4,104,196
British American Tobacco PLC (United Kingdom)	57,770	3,280,117
Imperial Brands PLC (United Kingdom)	74,875	3,257,192
♦Philip Morris International, Inc.	45,385	4,152,274
♦Reynolds American, Inc.	78,087	4,375,995

		19,169,774

Auto Manufacturers 0.5%
Daimler A.G. Registered (Germany)	40,775	3,026,134

Auto Parts & Equipment 0.4%
Compagnie Generale des Etablissements Michelin	18,495	2,057,176

Banks 1.7%
Commonwealth Bank of Australia (Australia)	28,910	1,714,685
Royal Bank of Canada (Canada)	26,481	1,792,223
Svenska Handelsbanken AB Class A (Sweden)	125,774	1,747,528
Wells Fargo & Co.	33,432	1,842,438
Westpac Banking Corp. (Australia)	98,591	2,309,595

		9,406,469

Beverages 0.8%
Coca-Cola Co. (The)	33,970	1,408,396
Diageo PLC (United Kingdom)	65,900	1,704,905
PepsiCo., Inc.	15,280	1,598,747

		4,712,048

Chemicals 1.4%
Agrium, Inc. (Canada)	16,080	1,616,844
BASF S.E. (Germany)	31,280	2,917,202
Dow Chemical Co. (The)	55,200	3,158,544

		7,692,590

Commercial Services 0.3%
Automatic Data Processing, Inc.	18,000	1,850,040

Cosmetics & Personal Care 0.7%
Procter & Gamble Co. (The)	23,010	1,934,681
Unilever PLC (United Kingdom)	52,195	2,111,294

		4,045,975

Electric 5.0%
Ameren Corp.	61,575	3,230,225
Dominion Resources, Inc.	25,020	1,916,282
♦Duke Energy Corp.	53,478	4,150,962

	Shares	Value
Electric (continued)
Entergy Corp.	46,515	$3,417,457
♦PPL Corp.	123,690	4,211,644
Southern Co. (The)	41,215	2,027,366
SSE PLC (United Kingdom)	116,095	2,219,304
Terna Rete Elettrica Nazionale S.p.A. (Italy)	748,770	3,425,362
WEC Energy Group, Inc.	60,344	3,539,176

		28,137,778

Electrical Components & Equipment 0.3%
Emerson Electric Co.	33,780	1,883,235

Engineering & Construction 0.3%
Vinci S.A. (France)	24,410	1,660,348

Entertainment 0.3%
Regal Entertainment Group Class A	90,770	1,869,862

Environmental Controls 0.4%
Waste Management, Inc.	29,800	2,113,118

Finance—Other Services 0.7%
CME Group, Inc.	20,600	2,376,210
Singapore Exchange, Ltd. (Singapore)	263,122	1,300,317

		3,676,527

Food 0.6%
Nestle S.A. Registered (Switzerland)	19,420	1,392,921
Orkla ASA (Norway)	242,060	2,189,995

		3,582,916

Gas 1.2%
Gas Natural SDG S.A. (Spain)	84,370	1,589,405
National Grid PLC (United Kingdom)	332,620	3,890,103
Snam S.p.A. (Italy)	315,650	1,298,376

		6,777,884

Health Care—Services 0.3%
Sonic Healthcare, Ltd. (Australia)	92,290	1,424,296

Household Products & Wares 0.4%
Kimberly-Clark Corp.	20,410	2,329,189

Insurance 2.1%
Allianz S.E. Registered (Germany)	11,990	1,981,985
Arthur J. Gallagher & Co.	28,470	1,479,301
AXA S.A. (France)	101,890	2,571,083
Muenchener Rueckversicherungs-Gesellschaft A.G. Registered (Germany)	21,290	4,026,626
SCOR S.E. (France)	50,769	1,753,884

		11,812,879

20	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Investment Management/Advisory Services 0.3%
BlackRock, Inc.	4,475	$1,702,916

Media 0.5%
ION Media Networks, Inc. (d)(h)(i)(j)	8	4,283
Sky PLC (United Kingdom)	220,256	2,679,667

		2,683,950

Miscellaneous—Manufacturing 1.0%
Eaton Corp. PLC	29,895	2,005,655
Siemens A.G. Registered (Germany)	28,315	3,480,534

		5,486,189

Oil & Gas 3.0%
Exxon Mobil Corp.	36,385	3,284,110
Occidental Petroleum Corp.	46,200	3,290,826
Royal Dutch Shell PLC Class A, Sponsored ADR (Netherlands)	65,390	3,555,908
Statoil ASA (Norway)	154,411	2,813,572
Total S.A. (France)	74,710	3,813,776

		16,758,192

Pharmaceuticals 3.6%
AbbVie, Inc.	43,120	2,700,174
AstraZeneca PLC, Sponsored ADR (United Kingdom)	104,770	2,862,316
GlaxoSmithKline PLC (United Kingdom)	172,490	3,294,069
Johnson & Johnson	14,785	1,703,380
Merck & Co., Inc.	32,910	1,937,412
Novartis A.G. Registered (Switzerland)	22,980	1,671,534
Pfizer, Inc.	45,690	1,484,011
Roche Holding A.G. (Switzerland)	11,392	2,595,704
Sanofi (France)	24,190	1,956,388

		20,204,988

Pipelines 0.4%
Enterprise Products Partners, L.P.	93,180	2,519,587

Real Estate Investment Trusts 1.7%
Iron Mountain, Inc.	76,760	2,493,165
Unibail-Rodamco S.E. (France)	12,287	2,932,765
♦Welltower, Inc.	65,770	4,401,986

		9,827,916

Retail 0.6%
McDonald’s Corp.	26,200	3,189,064

Savings & Loans 0.3%
People’s United Financial, Inc.	94,860	1,836,490

Semiconductors 1.8%
Microchip Technology, Inc.	28,690	1,840,464
QUALCOMM, Inc.	51,075	3,330,090

	Shares	Value
Semiconductors (continued)
Taiwan Semiconductor Manufacturing Co., Ltd., Sponsored ADR (Taiwan)	87,395	$2,512,606
Texas Instruments, Inc.	37,640	2,746,591

		10,429,751

Software 0.3%
Microsoft Corp.	30,095	1,870,103

Telecommunications 6.2%
♦AT&T, Inc.	112,365	4,778,883
♦BCE, Inc. (Canada)	95,085	4,109,621
CenturyLink, Inc.	58,735	1,396,718
Cisco Systems, Inc.	85,921	2,596,533
Deutsche Telekom A.G. Registered (Germany)	144,680	2,485,549
Rogers Communications, Inc. Class B (Canada)	69,385	2,676,386
Singapore Telecommunications, Ltd. (Singapore)	599,896	1,505,451
Swisscom A.G. Registered (Switzerland)	6,690	2,991,224
Telstra Corp., Ltd. (Australia)	734,840	2,700,706
TELUS Corp. (Canada)	53,290	1,696,754
♦Verizon Communications, Inc.	81,792	4,366,057
Vodafone Group PLC (United Kingdom)	1,426,420	3,508,245

		34,812,127

Transportation 0.9%
Deutsche Post A.G. Registered (Germany)	82,170	2,698,318
United Parcel Service, Inc. Class B	18,400	2,109,376

		4,807,694

Total Common Stocks (Cost $218,121,413)		238,551,656

	Principal Amount
Short-Term Investment 8.6%
Repurchase Agreement 8.6%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $48,643,369 (Collateralized by United States Treasury securities with rates between 1.625% and 2.50% and maturity dates between 5/31/23 and 8/15/23, with a Principal Amount of $48,715,000 and a Market Value of $49,620,294)	$48,643,207	48,643,207

Total Short-Term Investment (Cost $48,643,207)		48,643,207

Total Investments (Cost $533,700,343) (k)	98.6%	555,898,126
Other Assets, Less Liabilities	1.4	7,909,207
Net Assets	100.0%	$563,807,333

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2016 (continued)

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2016.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, the total market value of these securities was $316,032, which represented 0.1% of the Portfolio’s net assets.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2016.

(f)	Represents a security which has additional commitments and contingencies. Principal amount and value excludes unfunded commitments.
(g)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2016.

(h)	Illiquid security—As of December 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $270,432, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(i)	Non-income producing security.

(j)	Restricted security.

(k)	As of December 31, 2016, cost was $534,109,250 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$36,334,663
Gross unrealized depreciation	(14,545,787)

Net unrealized appreciation	$21,788,876

As of December 31, 2016, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Canadian Dollar vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank N.A.	CAD	291,000	$216,096	$718
Euro vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank N.A.	EUR	296,000	318,789	(6,758)
Pound Sterling vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank N.A.	GBP	956,000	1,190,164	(11,095)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank N.A.	CAD	6,027,000	4,568,929	78,415
Euro vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank N.A.	EUR	28,554,000	31,336,430	1,235,907
Pound Sterling vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank N.A.	GBP	13,159,000	16,137,714	(91,748)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$1,205,439

As of December 31, 2016, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	69	March 2017	$14,951,438	$(9,852)
5-Year United States Treasury Note	170	March 2017	20,002,891	(44,923)
10-Year United States Treasury Note	(127)	March 2017	(15,783,719)	95,793
EURO STOXX 50	675	March 2017	23,284,364	640,082
Nikkei 225	210	March 2017	17,105,455	646,212
Standard & Poor’s 500 Index Mini	505	March 2017	56,464,049	(464,423)
United States Treasury Long Bond	195	March 2017	29,377,969	(268,294)

			$145,402,447	$594,595

1.	As of December 31, 2016, cash in the amount of $5,980,065 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2016.

22	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$2,207,689	$—	$2,207,689
Corporate Bonds	—	226,434,894	—	226,434,894
Foreign Bond	—	823,773	—	823,773
Loan Assignments (b)	—	30,653,094	528,000	31,181,094
Mortgage-Backed Securities (c)	—	1,306,957	266,149	1,573,106
U.S. Government & Federal Agency	—	6,482,707	—	6,482,707

Total Long-Term Bonds	—	267,909,114	794,149	268,703,263

Common Stocks
Aerospace & Defense	2,168,229	3,026,222	—	5,194,451
Air Freight & Logistics	2,109,376	2,698,318	—	4,807,694
Auto Components	—	2,057,176	—	2,057,176
Automobiles	—	3,026,134	—	3,026,134
Banks	5,471,151	5,771,808	—	11,242,959
Beverages	3,007,143	1,704,905	—	4,712,048
Capital Markets	4,079,126	1,300,317	—	5,379,443
Chemicals	4,775,388	2,917,202	—	7,692,590
Construction & Engineering	—	1,660,348	—	1,660,348
Diversified Telecommunication Services	16,348,033	9,682,930	—	26,030,963
Electric Utilities	13,807,429	5,644,666	—	19,452,095
Food Products	—	3,582,916	—	3,582,916
Gas Utilities	—	1,589,405	—	1,589,405
Health Care Providers & Services	—	1,424,296	—	1,424,296
Industrial Conglomerates	—	3,480,534	—	3,480,534
Insurance	1,479,301	10,333,578	—	11,812,879
Media (d)	1,869,862	2,679,667	4,283	4,553,812
Multi-Utilities	8,685,683	3,890,103	—	12,575,786
Oil, Gas & Consumable Fuels	12,650,431	7,925,724	—	20,576,155
Personal Products	—	2,111,294	—	2,111,294
Pharmaceuticals	7,987,119	9,517,695	—	17,504,814
Tobacco	12,632,465	6,537,309	—	19,169,774
Wireless Telecommunication Services	2,676,386	3,508,245	—	6,184,631
All Other Industries	42,729,459	—	—	42,729,459

Total Common Stocks	142,476,581	96,070,792	4,283	238,551,656

Short-Term Investment
Repurchase Agreement	—	48,643,207	—	48,643,207

Total Investments in Securities	142,476,581	412,623,113	798,432	555,898,126

Other Financial Instruments
Foreign Currency Forward Contract (e)	—	1,315,040	—	1,315,040
Futures Contracts (e)	1,382,087	—	—	1,382,087

Total Other Financial Instruments	1,382,087	1,315,040	—	2,697,127

Total Investments in Securities and Other Financial Instruments	$143,858,668	$413,938,153	$798,432	$558,595,253

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2016 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contract (e)	$—	$(109,601)	$—	$(109,601)
Futures Contracts (e)	(787,492)	—	—	(787,492)

Total Other Financial Instruments	$(787,492)	$(109,601)	$—	$(897,093)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $528,000 is held in Health Care—Services within the Loan Assignments section of the Portfolio of Investments.

(c)	The Level 3 security valued at $266,149 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(d)	The Level 3 security valued at $4,283 is held in Media within the Common Stocks section of the Portfolio of Investments.

(e)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2016, certain foreign equity securities with a market value of $87,680,882 held by the Portfolio at December 31, 2015, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2016, a corporate bond with a market value of $48,740 transferred from Level 3 to Level 2, as the price was based on utilizing significant observable inputs compared with the prior year’s price whose fair value was measured by utilizing significant unobservable inputs.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2016 (b)
Long-Term Bonds
Corporate Bonds
Retail	$48,740	$—	$—	$—	$—	$—	$—	$(48,740)	$—	$—
Loan Assignments
Machinery—Construction & Mining	980,000	—	—	—	20,000	(1,000,000)	—	—	—	—
Health Care—Services	—	1,489	—	(61,489)	588,000	—		—	528,000	(61,489)
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	285,980	—	—	2,483	—	(22,314)	—	—	266,149	2,483
Common Stocks
Media	3,476	—	—	807	—	—	—	—	4,283	807

Total	$1,318,196	$1,489	$—	$(58,199)	$608,000	$(1,022,314)	$—	$(48,740)	$798,432	$(58,199)

(a)	Sales include principal reductions.

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $533,700,343)	$555,898,126
Cash collateral on deposit at broker	5,980,065
Cash denominated in foreign currencies (identified cost $1,171,971)	1,179,959
Unrealized appreciation on unfunded commitments (See Note 6)	521
Receivables:
Dividends and interest	3,912,074
Variation margin on futures contracts	27,551
Fund shares sold	217,833
Investment securities sold	44,225
Unrealized appreciation on foreign currency forward contracts	1,315,040

Total assets	568,575,394

Liabilities
Due to custodian	23,313
Payables:
Investment securities purchased	3,783,559
Fund shares redeemed	378,045
Manager (See Note 3)	269,810
NYLIFE Distributors (See Note 3)	75,666
Professional fees	53,755
Custodian	34,518
Shareholder communication	33,417
Trustees	802
Accrued expenses	5,203
Interest expense and fees payable	372
Unrealized depreciation on foreign currency forward contracts	109,601

Total liabilities	4,768,061

Net assets	$563,807,333

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$35,523
Additional paid-in capital	542,710,267

542,745,790
Undistributed net investment income	5,496,512
Accumulated net realized gain (loss) on investments, futures transactions and foreign currency transactions	(8,228,350)
Net unrealized appreciation (depreciation) on investments and futures contracts	22,792,378
Net unrealized appreciation (depreciation) on unfunded commitments	521
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,000,482

Net assets	$563,807,333

Initial Class
Net assets applicable to outstanding shares	$202,450,107

Shares of beneficial interest outstanding	12,698,128

Net asset value per share outstanding	$15.94

Service Class
Net assets applicable to outstanding shares	$361,357,226

Shares of beneficial interest outstanding	22,824,869

Net asset value per share outstanding	$15.83

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Interest	$12,925,263
Dividends (a)	9,101,729

Total income	22,026,992

Expenses
Manager (See Note 3)	3,073,682
Distribution/Service—Service Class (See Note 3)	837,888
Professional fees	112,745
Shareholder communication	87,903
Custodian	70,749
Trustees	13,978
Miscellaneous	41,857

Total expenses	4,238,802
Reimbursement from custodian (b)	(21,036)

Net expenses	4,217,766

Net investment income (loss)	17,809,226

Realized and Unrealized Gain (Loss) on Investments, Unfunded Commitments, Futures Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(14,593,520)
Futures transactions	6,960,321
Foreign currency transactions	3,810,613

Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(3,822,586)

Net change in unrealized appreciation (depreciation) on:
Investments	31,167,663
Unfunded commitments	521
Futures contracts	579,250
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	746,705

Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	32,494,139

Net realized and unrealized gain (loss) on investments, unfunded commitments, futures transactions and foreign currency transactions	28,671,553

Net increase (decrease) in net assets resulting from operations	$46,480,779

(a)	Dividends recorded net of foreign withholding taxes in the amount of $526,664.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

26	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,809,226	$19,703,418
Net realized gain (loss) on investments, futures transactions and foreign currency transactions	(3,822,586)	9,319,070
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, futures contracts and foreign currency transactions	32,494,139	(49,787,846)

Net increase (decrease) in net assets resulting from operations	46,480,779	(20,765,358)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(8,818,603)	(10,600,264)
Service Class	(13,805,638)	(14,412,899)

	(22,624,241)	(25,013,163)

From net realized gain on investments:
Initial Class	(1,109,115)	(7,932,289)
Service Class	(1,918,180)	(11,689,081)

	(3,027,295)	(19,621,370)

Total dividends and distributions to shareholders	(25,651,536)	(44,634,533)

Capital share transactions:
Net proceeds from sale of shares	79,279,643	95,581,277
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	25,651,536	44,634,533
Cost of shares redeemed	(77,501,384)	(78,328,747)

Increase (decrease) in net assets derived from capital share transactions	27,429,795	61,887,063

Net increase (decrease) in net assets	48,259,038	(3,512,828)

Net Assets
Beginning of year	515,548,295	519,061,123

End of year	$563,807,333	$515,548,295

Undistributed net investment income at end of year	$5,496,512	$5,258,522

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$15.31	$17.30	$17.70	$15.63	$14.18

Net investment income (loss) (a)	0.54	0.64	0.80	0.69	0.68
Net realized and unrealized gain (loss) on investments	0.72	(1.36)	0.36	2.22	1.48
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	0.14	0.23	(0.08)	(0.04)

Total from investment operations	1.40	(0.58)	1.39	2.83	2.12

Less dividends and distributions:
From net investment income	(0.68)	(0.80)	(1.04)	(0.76)	(0.67)
From net realized gain on investments	(0.09)	(0.61)	(0.75)	—	—

Total dividends and distributions	(0.77)	(1.41)	(1.79)	(0.76)	(0.67)

Net asset value at end of year	$15.94	$15.31	$17.30	$17.70	$15.63

Total investment return (b)	9.30%	(3.50%)	8.10%	18.38%	15.00%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.47%	3.79%	4.44%	4.05%	4.44%
Net expenses	0.63%	0.63%	0.63%	0.64%	0.64%
Portfolio turnover rate	28%	35%	13%	22%	34%
Net assets at end of year (in 000’s)	$202,450	$206,198	$234,670	$234,999	$214,268

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$15.21	$17.20	$17.57	$15.54	$14.12

Net investment income (loss) (a)	0.50	0.59	0.74	0.63	0.63
Net realized and unrealized gain (loss) on investments	0.72	(1.35)	0.38	2.22	1.47
Net realized and unrealized gain (loss) on foreign currency transactions	0.14	0.14	0.23	(0.08)	(0.04)

Total from investment operations	1.36	(0.62)	1.35	2.77	2.06

Less dividends and distributions:
From net investment income	(0.65)	(0.76)	(0.97)	(0.74)	(0.64)
From net realized gain on investments	(0.09)	(0.61)	(0.75)	—	—

Total dividends and distributions	(0.74)	(1.37)	(1.72)	(0.74)	(0.64)

Net asset value at end of year	$15.83	$15.21	$17.20	$17.57	$15.54

Total investment return (b)	9.03%	(3.74%)	7.83%	18.08%	14.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.20%	3.54%	4.12%	3.75%	4.17%
Net expenses	0.88%	0.88%	0.88%	0.89%	0.89%
Portfolio turnover rate	28%	35%	13%	22%	34%
Net assets at end of year (in 000’s)	$361,357	$309,350	$284,391	$196,833	$102,993

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

28	MainStay VP Income Builder Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Income Builder Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

29

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

30	MainStay VP Income Builder Portfolio

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was measured as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV.

31

Notes to Financial Statements (continued)

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of December 31, 2016, all open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to

32	MainStay VP Income Builder Portfolio

buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Portfolio’s Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and
(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Asset and Liabilities. As of December 31, 2016, the Portfolio held unfunded commitments. (See Note 6).

(M)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian,

33

Notes to Financial Statements (continued)

State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(N)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(O)  Securities Risk.  The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolio’s principal debt investments includes floating rate loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAV could go down and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

(P)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into in Treasury futures contracts in order to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Portfolio’s securities. The Portfolio also entered into in domestic and foreign equity index futures contracts to increase the equity sensitivity to the Portfolio. Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$1,286,294	$95,793	$1,382,087
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	1,315,040	—	—	1,315,040

Total Fair Value		$1,315,040	$1,286,294	$95,793	$2,697,127

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Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$—	$(464,423)	$(323,069)	$(787,492)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	(109,601)	—	—	(109,601)

Total Fair Value		$(109,601)	$(464,423)	$(323,069)	$(897,093)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$88,388	$6,871,933	$6,960,321
Forward Contracts	Net realized gain (loss) on foreign currency forward contracts	4,070,062	—	—	4,070,062

Total Realized Gain (Loss)		$4,070,062	$88,388	$6,871,933	$11,030,383

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$766,980	$(187,730)	$579,250
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	965,124	—	—	965,124

Total Change in Unrealized Depreciation		$965,124	$766,980	$(187,730)	$1,544,374

Average Notional Amount

	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long	$—	$97,349,858	$41,018,119	$138,367,977
Futures Contracts Short (a)	—	—	(34,610,526)	(34,610,526)
Forward Contracts Long (b)	15,455,368	—	—	15,455,368
Forward Contracts Short	(61,768,143)	—	—	(61,768,143)

(a)	Positions were open six months during the reporting period.

(b)	Positions were open eight months during the reporting period.

35

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, MacKay Shields LLC (“MacKay Shields” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio and is responsible for the overall asset allocation decisions of the Portfolio and is responsible for the day-to-day portfolio management of the fixed-income portion of the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment advisor, also serves as a Subadvisor and is responsible for the day-to-day portfolio management of the equity portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.57% up to $1 billion; and 0.55% in excess of $1 billion. During the year ended December 31, 2016, the effective management fee rate was 0.57%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $3,073,682.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,924,132	$(7,343,624)	$—	$21,481,035	$21,061,543

The difference between book-basis and tax basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships, mark to market of forward foreign currency contracts, and mark to market of futures contracts.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$5,053,005	$(4,900,327)	$(152,678)

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss), return of capital distributions received, Real Estate Investment Trusts (“REITs”), defaulted bonds, security litigations, partnerships, and distribution redesignations.

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards, in the amount of $7,343,624, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Unlimited	$—	$7,344

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$22,624,255	$3,027,281	$29,415,877	$15,218,656

36	MainStay VP Income Builder Portfolio

Note 5–Restricted Securities

Security	Date of Acquisition	Shares	Cost	12/31/16 Value	Percent of Net Assets
ION Media Networks, Inc. Common Stock	3/11/14	8	$13	$4,283	0.0	%‡

‡	Less than one-tenth of a percent.

Note 6–Commitments and Contingencies

As of December 31, 2016, the Portfolio had unfunded commitments pursuant to the following loan agreement:

Borrower	Unfunded Commitments	Unrealized Appreciation
USAGM Hold Co. LLC 2016 Incremental Delayed Draw Term Loan due 7/28/22	$83,444	$521

Commitments are available until maturity date.

Note 7–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 8–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 9–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 10–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of U.S. government securities were $9,381 and $2,575, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $177,142 and $131,571, respectively.

Note 11–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	315,429	$4,989,943
Shares issued to shareholders in reinvestment of dividends and distributions	630,119	9,927,718
Shares redeemed	(1,713,230)	(26,757,579)

Net increase (decrease)	(767,682)	$(11,839,918)

Year ended December 31, 2015:
Shares sold	484,468	$8,188,012
Shares issued to shareholders in reinvestment of dividends and distributions	1,157,157	18,532,553
Shares redeemed	(1,737,357)	(29,077,428)

Net increase (decrease)	(95,732)	$(2,356,863)

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	4,756,439	$74,289,700
Shares issued to shareholders in reinvestment of dividends and distributions	1,004,581	15,723,818
Shares redeemed	(3,272,535)	(50,743,805)

Net increase (decrease)	2,488,485	$39,269,713

Year ended December 31, 2015:
Shares sold	5,172,565	$87,393,265
Shares issued to shareholders in reinvestment of dividends and distributions	1,643,306	26,101,980
Shares redeemed	(3,014,520)	(49,251,319)

Net increase (decrease)	3,801,351	$64,243,926

37

Notes to Financial Statements (continued)

Note 12–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 13–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

38	MainStay VP Income Builder Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Income Builder Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Income Builder Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

39

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Income Builder Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Epoch Investment Partners, Inc. (“Epoch”) and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, Epoch and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments, Epoch and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, and Epoch and responses from New York Life Investments, Epoch and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments, Epoch and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments, Epoch and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Epoch and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Epoch and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, Epoch and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments, Epoch and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments, Epoch and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments

40	MainStay VP Income Builder Portfolio

manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Epoch and MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Epoch and MacKay Shields provide to the Portfolio. The Board evaluated Epoch’s and MacKay Shields’ experience in serving as subadvisors to the Portfolio and managing other portfolios. It examined Epoch’s and MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Epoch and MacKay Shields, and Epoch’s and MacKay Shields’ overall legal and compliance environments. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Epoch and MacKay Shields. The Board also reviewed Epoch’s and MacKay Shields’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the methods for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, Epoch’s and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, Epoch or MacKay Shields had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments, Epoch and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Epoch and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments, Epoch and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate. Because Epoch’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In evaluating the costs of the services provided by New York Life Investments, Epoch and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, and Epoch, the Board considered, among other factors, each party’s investments in

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments, Epoch and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments, Epoch and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Epoch in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Epoch concerning other business relationships between Epoch and its affiliates and New York Life Investments and its affiliates.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of

New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements. With respect to Epoch, the Board concluded that any profits realized by Epoch due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Epoch and are based on fees paid to Epoch by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would

42	MainStay VP Income Builder Portfolio

continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Epoch and MacKay Shields are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Epoch and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

43

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

44	MainStay VP Income Builder Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

45

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

46	MainStay VP Income Builder Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

47

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

48	MainStay VP Income Builder Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1723707	MSVPIB11-02/17 (NYLIAC) NI522

MainStay VP Bond Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	3.53%	2.44%	4.51%	0.52%
Service Class Shares	3.27	2.19	4.24	0.77

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Aggregate Bond Index[2]	2.65%	2.23%	4.34%
Average Lipper Variable Products Core Bond Portfolio[3]	3.23	2.49	4.05

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Average Lipper Variable Products Core Bond Portfolio is representative of portfolios that invest at least 85% in domestic investment-grade debt issues (rated in the top four grades) with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt. These portfolios maintain dollar-weighted average maturities of five to ten years. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$977.50	$2.63	$1,022.50	$2.69

Service Class Shares	$1,000.00	$976.30	$3.87	$1,021.20	$3.96

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.53% for Initial Class and 0.78% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Bond Portfolio

Portfolio Composition as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡Less	than one-tenth of a percent.

Top Ten Issuers Held as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 2.234%–7.50%, due 8/1/18–1/1/47

2.	United States Treasury Notes, 0.75%–1.75%, due 12/15/17–9/30/23

3.	Government National Mortgage Association (Mortgage Pass-Through Securities), 2.50%–7.00%, due 7/15/31–1/1/47

4.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 2.372%–7.00%, due 7/1/17–1/1/47

5.	Federal National Mortgage Association, 0.875%–6.25%, due 7/26/19–5/15/29
6.	United States Treasury Bonds, 2.25%–4.25%, due 5/15/39–8/15/46

7.	COMM Mortgage Trust, 1.699%–5.785%, due 6/8/30–12/10/49

8.	Morgan Stanley Bank of America Merrill Lynch Trust, 3.175%–4.259%, due 10/15/46–9/15/49

9.	Morgan Stanley, 4.35%–5.625%, due 9/23/19–9/8/26

10.	GS Mortgage Securities Trust, 3.143%–4.018%, due 6/10/47–10/10/49

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Donald F. Serek, CFA, Thomas J. Girard and George S. Cherpelis of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP Bond Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Bond Portfolio returned 3.53% for Initial Class shares and 3.27% for Service Class shares. Over the same period, both share classes outperformed the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is the Portfolio’s broad-based securities-market index. Both share classes also outperformed the 3.23% return of the Average Lipper2 Variable Products Core Bond Portfolio for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate bonds, asset-backed securities and commercial mortgage-backed securities. These allocations made the most substantial contributions to the performance of the Portfolio relative to the Index. (Contributions take weightings and total returns into account.)

During the opening weeks of 2016, risk assets—almost without exception—underperformed, and the Portfolio underperformed the Bloomberg Barclays U.S. Aggregate Bond Index during this portion of the reporting period. Later in the first quarter, however, markets settled down and performance improved across the Portfolio’s core fixed-income spread3 asset classes. Over the balance of the year, the core fixed-income spread assets performed well, albeit with some volatility. The Portfolio maintained its overweight positions throughout the year, and these assets benefited performance.

What was the Portfolio’s duration4 strategy during the reporting period?

The Portfolio maintained a duration close to that of the Bloomberg Barclays U.S. Aggregate Bond Index during the reporting period. At different times, and in anticipation of various events, the Portfolio may have had a duration slightly longer or shorter than the benchmark’s duration. For example, as the U.K. vote on whether or not to leave the European Union (“Brexit”) approached, the Portfolio had a duration that was slightly longer than that of the benchmark. As of December 31, 2016, the Portfolio had a duration of 5.85 years, compared to a duration of 5.89 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The first quarter of 2016 provided a challenging environment for high-grade corporate bonds. Volatility persisted throughout the quarter, leading to significant spread movements and substantial underperformance until midway through the first quarter. This prompted us to add to the Portfolio’s positions in riskier assets. In the latter half of the first quarter, spreads recovered, which led to significant outperformance. During this time, the clear underperformer was the financials subsector, while industrials remained strong. The divergent performance among industrials and financials was primarily driven by the energy and basic materials sectors, which rallied significantly after commodity prices began to recover from their low point during the reporting period. Later in the year, as corporate bond spreads tightened steadily, we reduced the Portfolio’s position in corporate bonds.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

Corporate bonds made the strongest positive contributions to the Portfolio’s performance. In corporate bonds, industrials made the most substantial positive contribution. Within industrials, energy and consumer cyclicals were the strongest performers. Among corporate bonds, sovereigns were the worst-performing sector for the Portfolio.

While corporate bonds were the best-performing asset class, mortgage-backed securities provided the weakest contribution to the Portfolio’s performance during the reporting period.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we generally sought to purchase corporate bonds during periods of market weakness and to sell corporate bonds as the market rallied.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio remained overweight relative to the Bloomberg Barclays U.S. Aggregate Bond Index in banks, but reduced the size of the position during the reporting period, moving from 5.1 percentage points overweight at the beginning of the reporting period to 3.9 percentage points overweight at the end.

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. Aggregate Bond Index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. Spread assets or spread asset classes are securities or asset classes that typically trade at a spread to comparable U.S. Treasury securities.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Bond Portfolio

We started 2016 with an industrials position that was overweight relative to the benchmark by 5.6 percentage points. By the end of the reporting period, the Portfolio was very close to the benchmark’s weighting. In industrials, the Portfolio remained overweight relative to the benchmark in energy and basic materials, and we increased the degree to which the Portfolio was underweight relative to the benchmark in consumer noncyclicals.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio held overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond

Index in corporate bonds, commercial mortgage-backed securities, asset-backed securities and mortgage-backed securities. As of the same date, the Portfolio held an underweight position relative to the Index in U.S. Treasury securities.

In corporate bonds, the Portfolio’s largest allocation on December 31, 2016, was to the banking sector. As of the same date, other overweight Portfolio sector positions included energy, utilities and real estate investment trusts (“REITS”).

In commercial mortgage-backed securities, the Portfolio ended the reporting period with overweight positions relative to the benchmark in securities rated AAA and AA.5

5.	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s (“S&P”), and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. An obligation rated ‘AA’ by S&P is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is very strong. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Principal Amount	Value

Long-Term Bonds 100.2%† Asset-Backed Securities 8.1%
Automobile 0.2%
Chesapeake Funding LLC
Series 2013-1A, Class A 0.983%, due 1/7/25 (a)(b)	$372,137	$372,001
Hertz Vehicle Financing LLC
Series 2016-1A, Class A 2.32%, due 3/25/20 (a)	1,700,000	1,688,784

		2,060,785

Home Equity 0.3%
Chase Funding Trust
Series 2002-2, Class 1A5 6.333%, due 4/25/32 (c)	216,781	219,752
Equity One Mortgage Pass-Through Trust
Series 2003-4, Class AF6 5.333%, due 10/25/34 (c)	101,731	101,791
Morgan Stanley Mortgage Loan Trust
Series 2006-17XS, Class A3A 5.651%, due 10/25/46 (c)	1,202,577	663,498
RAMP Trust
Series 2003-RZ5, Class A7 5.47%, due 9/25/33 (c)	32,667	33,518
Saxon Asset Securities Trust
Series 2003-1, Class AF5 5.072%, due 6/25/33 (c)	1,282,205	1,297,188

		2,315,747

Other ABS 7.6%
Apartment Investment & Management Co. CLO
Series 2014-AA, Class A 2.236%, due 7/20/26 (a)(b)	2,100,000	2,096,010
Apidos CLO XXV
Series 2016-25A, Class A1 2.203%, due 10/20/28 (a)(b)	5,300,000	5,298,092
Ares XXVII CLO, Ltd.
Series 2013-2A, Class A1 1.993%, due 7/28/25 (a)(b)	2,600,000	2,603,588
Babson CLO, Ltd.
Series 2013-IA, Class A 1.796%, due 4/20/25 (a)(b)	5,400,000	5,381,424
Bain Capital Credit CLO
Series 2016-2A, Class A 2.414%, due 1/15/29 (a)(b)	3,475,000	3,480,581
Carlyle Global Market Strategies CLO, Ltd.
Series 2014-2A, Class A 2.287%, due 5/15/25 (a)(b)	3,200,000	3,210,752

	Principal Amount	Value

Other ABS (continued)
Cedar Funding IV CLO, Ltd.
Series 2014-4A, Class A1 2.215%, due 10/23/26 (a)(b)	$2,600,000	$2,598,310
Dryden Senior Loan Fund
Series 2014-33A, Class AR 2.316%, due 10/15/28 (a)(b)	700,000	700,203
Dryden XXXI Senior Loan Fund
Series 2014-31A, Class A 2.029%, due 4/18/26 (a)(b)	4,300,000	4,307,912
Finn Square CLO, Ltd.
Series 2012-1A, Class A1R 2.067%, due 12/24/23 (a)(b)	1,000,000	1,000,018
Galaxy CLO, Ltd.
Series 2012-14A, Class AR 2.251%, due 11/15/26 (a)(b)	2,500,000	2,486,625
Highbridge Loan Management, Ltd.
Series 6A-2015, Class A 2.228%, due 5/5/27 (a)(b)	1,000,000	996,490
Hilton Grand Vacations Trust
Series 2013-A, Class A 2.28%, due 1/25/26 (a)	1,302,277	1,291,543
JPMorgan Mortgage Acquisition Corp.
Series 2007-CH2, Class AF3 4.815%, due 1/25/37 (c)	848,031	616,863
Magnetite VIII, Ltd.
Series 2014-8A, Class AR 2.18%, due 4/15/26 (a)(b)	5,000,000	4,998,400
Magnetite XII, Ltd.
Series 2015-12A, Class AR 2.256%, due 4/15/27 (a)(b)	500,000	500,200
MVW Owner Trust
Series 2014-1A, Class A 2.25%, due 9/22/31 (a)	657,740	649,666
Neuberger Berman CLO XIX, Ltd.
Series 2015-19A, Class A1 2.10%, due 7/15/27 (a)(b)	4,300,000	4,293,494
Octagon Loan Funding, Ltd.
Series 2014-1A, Class A1 2.251%, due 11/18/26 (a)(b)	5,200,000	5,187,260
Sheridan Square CLO, Ltd.
Series 2013-1A, Class A2 1.85%, due 4/15/25 (a)(b)	4,100,000	4,076,384
Sierra Receivables Funding Co. LLC
Series 2014-1A, Class A 2.07%, due 3/20/30 (a)	596,748	592,716
THL Credit Wind River CLO, Ltd.
Series 2012-1A, Class AR 2.33%, due 1/15/26 (a)(b)	2,500,000	2,497,550

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Asset-Backed Securities (continued)
Other ABS (continued)
Volvo Financial Equipment LLC
Series 2016-IA, Class A3 1.67%, due 2/18/20 (a)	$900,000	$901,103
Voya CLO, Ltd.
Series 2014-1A, Class A1R 2.015%, due 4/18/26 (a)(b)	2,640,000	2,640,475
Series 2014-2A, Class A1 2.129%, due 7/17/26 (a)(b)	1,400,000	1,401,386
VSE VOI Mortgage LLC
Series 2016-A, Class A 2.54%, due 7/20/33 (a)	3,956,920	3,913,315

		67,720,360

Total Asset-Backed Securities (Cost $72,945,321)		72,096,892

Corporate Bonds 34.4%
Aerospace & Defense 0.2%
BAE Systems PLC 4.75%, due 10/11/21 (a)	2,000,000	2,162,616

Auto Manufacturers 1.7%
Daimler Finance North America LLC 1.50%, due 7/5/19 (a)	1,725,000	1,697,184
Ford Motor Co. 5.291%, due 12/8/46	4,250,000	4,305,208
Ford Motor Credit Co. LLC
2.943%, due 1/8/19	2,750,000	2,781,383
3.336%, due 3/18/21	3,375,000	3,398,419
General Motors Financial Co., Inc.
3.20%, due 7/6/21	1,400,000	1,388,320
4.375%, due 9/25/21	1,500,000	1,555,971

		15,126,485

Banks 9.4%
Bank of America Corp.
4.45%, due 3/3/26	2,950,000	3,040,087
5.00%, due 1/21/44	2,000,000	2,190,186
5.625%, due 7/1/20	925,000	1,017,086
Capital One N.A. 2.95%, due 7/23/21	3,300,000	3,312,230
Citigroup, Inc.
4.60%, due 3/9/26	3,850,000	3,979,295
5.30%, due 5/6/44	4,000,000	4,308,700
Cooperatieve Rabobank U.A. 4.375%, due 8/4/25	2,000,000	2,052,256
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22	3,700,000	3,732,812
Discover Bank 3.10%, due 6/4/20	2,650,000	2,681,763

	Principal Amount	Value

Banks (continued)
Fifth Third Bancorp 4.30%, due 1/16/24	$3,875,000	$3,980,245
Goldman Sachs Group, Inc. (The)
2.35%, due 11/15/21	3,000,000	2,914,680
5.15%, due 5/22/45	2,475,000	2,602,858
5.25%, due 7/27/21	1,250,000	1,369,987
6.25%, due 2/1/41	550,000	681,762
HBOS PLC 6.75%, due 5/21/18 (a)	7,547,000	7,958,289
HSBC Bank USA N.A. 4.875%, due 8/24/20	1,500,000	1,590,186
HSBC USA, Inc. 1.877%, due 9/24/18 (b)	2,800,000	2,806,390
Huntington National Bank (The)
2.20%, due 11/6/18	2,275,000	2,281,438
2.875%, due 8/20/20	3,225,000	3,253,728
JPMorgan Chase & Co. 5.40%, due 1/6/42	2,425,000	2,841,348
Korea Development Bank (The) 3.875%, due 5/4/17	1,300,000	1,309,295
♦Morgan Stanley
4.35%, due 9/8/26	4,025,000	4,124,611
5.50%, due 1/26/20	800,000	867,306
5.625%, due 9/23/19	5,300,000	5,744,988
SunTrust Banks, Inc. 2.70%, due 1/27/22	3,875,000	3,876,647
UBS Group Funding Jersey, Ltd. 4.125%, due 4/15/26 (a)	5,700,000	5,829,527
Wells Fargo & Co. 4.75%, due 12/7/46	3,000,000	3,044,568

		83,392,268

Beverages 1.0%
Anheuser-Busch InBev Finance, Inc.
3.65%, due 2/1/26	2,500,000	2,537,975
4.90%, due 2/1/46	3,500,000	3,783,045
Molson Coors Brewing Co. 4.20%, due 7/15/46	2,250,000	2,097,731

		8,418,751

Building Materials 1.6%
CRH America, Inc. 5.125%, due 5/18/45 (a)	3,200,000	3,332,358
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	3,775,000	3,882,387
Masco Corp.
3.50%, due 4/1/21	3,825,000	3,834,563
4.375%, due 4/1/26	3,175,000	3,206,750

		14,256,058

Chemicals 1.3%
Airgas, Inc. 2.375%, due 2/15/20	2,000,000	2,000,988

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Chemicals (continued)
NewMarket Corp. 4.10%, due 12/15/22	$5,536,000	$5,635,227
NOVA Chemicals Corp. 5.00%, due 5/1/25 (a)	2,140,000	2,096,537
Westlake Chemical Corp. 3.60%, due 8/15/26 (a)	2,000,000	1,923,660

		11,656,412

Commercial Services 1.0%
Equifax, Inc. 7.00%, due 7/1/37	1,799,000	2,172,748
Experian Finance PLC 2.375%, due 6/15/17 (a)	6,769,000	6,792,833

		8,965,581

Computers 0.4%
Hewlett Packard Enterprise Co. 3.60%, due 10/15/20	3,600,000	3,662,330

Diversified Financial Services 0.1%
GE Capital International Funding Co. 4.418%, due 11/15/35	918,000	961,979

Electric 3.1%
Appalachian Power Co. 6.375%, due 4/1/36	1,750,000	2,149,870
Arizona Public Service Co. 5.50%, due 9/1/35	1,275,000	1,496,501
Dominion Resources, Inc. 2.00%, due 8/15/21	475,000	460,644
Duke Energy Progress LLC 6.125%, due 9/15/33	500,000	622,457
Emera US Finance, L.P. 4.75%, due 6/15/46 (a)	2,350,000	2,369,846
Entergy Corp. 4.00%, due 7/15/22	3,700,000	3,869,005
Exelon Corp.
2.85%, due 6/15/20	1,825,000	1,844,482
5.10%, due 6/15/45	3,000,000	3,189,003
FirstEnergy Transmission LLC 4.35%, due 1/15/25 (a)	5,000,000	5,173,295
Great Plains Energy, Inc. 4.85%, due 6/1/21	385,000	410,159
Kansas City Power & Light Co. 7.15%, due 4/1/19	900,000	995,945
Ohio Edison Co. 6.875%, due 7/15/36	2,500,000	3,173,882
Union Electric Co. 6.70%, due 2/1/19	1,500,000	1,642,920

		27,398,009

	Principal Amount	Value

Electronics 0.2%
Amphenol Corp. 3.125%, due 9/15/21	$1,700,000	$1,726,302

Finance—Credit Card 0.4%
Discover Financial Services
3.85%, due 11/21/22	3,302,000	3,352,299
5.20%, due 4/27/22	350,000	377,073

		3,729,372

Food 0.9%
Ingredion, Inc.
1.80%, due 9/25/17	1,600,000	1,602,024
4.625%, due 11/1/20	2,150,000	2,304,321
Kroger Co. (The) 7.70%, due 6/1/29	1,000,000	1,327,190
Mondelez International Holdings Netherlands B.V. 2.00%, due 10/28/21 (a)	3,000,000	2,874,120

		8,107,655

Gas 0.4%
NiSource Finance Corp.
4.80%, due 2/15/44	1,325,000	1,394,952
5.65%, due 2/1/45	1,800,000	2,098,726

		3,493,678

Insurance 1.8%
Assurant, Inc. 2.50%, due 3/15/18	2,500,000	2,526,115
AXIS Specialty Finance PLC 5.15%, due 4/1/45	3,950,000	3,907,719
Farmers Exchange Capital III 5.454%, due 10/15/54 (a)(b)	3,000,000	2,921,580
Nationwide Financial Services, Inc. 5.375%, due 3/25/21 (a)	4,944,000	5,400,040
Voya Financial, Inc. 2.90%, due 2/15/18	1,029,000	1,041,745

		15,797,199

Iron & Steel 0.5%
Carpenter Technology Corp. 4.45%, due 3/1/23	1,825,000	1,746,418
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	2,300,000	2,313,993

		4,060,411

Machinery—Diversified 0.2%
Deere & Co. 5.375%, due 10/16/29	1,100,000	1,319,342

Media 0.2%
Charter Communications Operating LLC / Charter Communications Operating Capital 3.579%, due 7/23/20	1,750,000	1,785,411

12	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Miscellaneous—Manufacturing 0.0%‡
General Electric Co. 5.875%, due 1/14/38	$287,000	$361,198

Oil & Gas 2.0%
Anadarko Petroleum Corp. 4.85%, due 3/15/21	2,975,000	3,189,908
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	2,900,000	2,996,489
Nabors Industries, Inc. 5.00%, due 9/15/20	4,250,000	4,366,875
Petroleos Mexicanos
3.50%, due 7/23/20	1,450,000	1,419,188
3.50%, due 1/30/23	1,575,000	1,445,850
5.75%, due 3/1/18	2,000,000	2,068,500
Statoil ASA 5.25%, due 4/15/19	1,325,000	1,422,664
Valero Energy Corp. 6.625%, due 6/15/37	550,000	643,700

		17,553,174

Oil & Gas Services 0.3%
Schlumberger Holdings Corp. 3.00%, due 12/21/20 (a)	3,000,000	3,063,459

Pharmaceuticals 0.8%
Mylan N.V. 5.25%, due 6/15/46 (a)	2,000,000	1,844,586
Shire Acquisitions Investments Ireland DAC 2.40%, due 9/23/21	4,000,000	3,863,948
Teva Pharmaceutical Finance Netherlands III B.V. 4.10%, due 10/1/46	1,975,000	1,692,303

		7,400,837

Pipelines 2.4%
Energy Transfer Partners, L.P.
4.15%, due 10/1/20	5,975,000	6,187,358
6.50%, due 2/1/42	1,300,000	1,404,480
Enterprise Products Operating LLC 5.10%, due 2/15/45	3,600,000	3,796,736
Kinder Morgan Energy Partners, L.P. 6.375%, due 3/1/41	400,000	433,907
Kinder Morgan, Inc. 3.05%, due 12/1/19	4,500,000	4,564,602
Spectra Energy Partners, L.P. 2.95%, due 9/25/18	2,750,000	2,793,403
Texas Eastern Transmission, L.P. 2.80%, due 10/15/22 (a)	2,350,000	2,287,389

		21,467,875

	Principal Amount	Value

Real Estate Investment Trusts 2.3%
Boston Properties, L.P. 3.70%, due 11/15/18	$5,572,000	$5,739,372
DDR Corp.
4.625%, due 7/15/22	1,500,000	1,588,149
4.75%, due 4/15/18	2,000,000	2,056,926
Host Hotels & Resorts, L.P. 6.00%, due 10/1/21	1,700,000	1,893,050
Kimco Realty Corp. 4.125%, due 12/1/46	3,200,000	2,987,437
Regency Centers, L.P. 4.80%, due 4/15/21	1,050,000	1,129,679
VEREIT Operating Partnership, L.P. 4.875%, due 6/1/26	4,872,000	4,934,605

		20,329,218

Software 0.3%
Fidelity National Information Services, Inc. 2.25%, due 8/15/21	1,150,000	1,121,281
Fiserv, Inc. 4.75%, due 6/15/21	1,355,000	1,458,162

		2,579,443

Sovereign 0.1%
Export-Import Bank of Korea 1.75%, due 2/27/18	600,000	600,014

Telecommunications 1.6%
AT&T, Inc.
3.95%, due 1/15/25	1,700,000	1,702,944
4.45%, due 4/1/24	2,000,000	2,084,872
4.50%, due 5/15/35	2,500,000	2,415,415
Orange S.A. 5.375%, due 1/13/42	1,675,000	1,874,151
Telefonica Emisiones SAU 3.192%, due 4/27/18	5,000,000	5,071,905
Verizon Communications, Inc. 4.272%, due 1/15/36	866,000	828,871

		13,978,158

Transportation 0.2%
Norfolk Southern Corp. 5.64%, due 5/17/29	1,400,000	1,608,111

Total Corporate Bonds (Cost $298,312,825)		304,961,346

Foreign Government Bond 0.0%‡
Sovereign 0.0%‡
Republic of Poland Government International Bond 5.00%, due 3/23/22	350,000	381,272

Total Foreign Government Bond (Cost $347,224)		381,272

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

Mortgage-Backed Securities 8.1%
Agency (Collateralized Mortgage Obligations) 0.6%
Freddie Mac Multifamily Structured Pass- Through Certificates
Series K031, Class A2 3.30%, due 4/25/23 (b)	$2,300,000	$2,406,751
Series K039, Class A2 3.303%, due 7/25/24	2,400,000	2,495,361

		4,902,112

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 6.9%
Bear Stearns Commercial Mortgage Securities Trust
Series 2006-PW11, Class AM 5.436%, due 3/11/39 (d)	199	196
Series 2007-PW16, Class A4 5.711%, due 6/11/40 (d)	1,068,178	1,069,270
Citigroup Commercial Mortgage Trust
Series 2016-P5, Class A4 2.941%, due 10/10/49	3,000,000	2,909,252
Series 2014-GC21, Class A5 3.855%, due 5/10/47	1,100,000	1,157,771
♦COMM Mortgage Trust
Series 2013-THL, Class A2 1.699%, due 6/8/30 (a)(b)	3,400,000	3,408,537
Series 2013-LC13, Class A2 3.009%, due 8/10/46	2,600,000	2,650,731
Series 2016-COR1, Class A4 3.091%, due 10/10/49	3,000,000	2,951,793
Series 2015-LC19, Class A4 3.183%, due 2/10/48	1,400,000	1,409,815
Series 2014-CR17, Class A5 3.977%, due 5/10/47	1,900,000	2,016,114
Series 2007-C9, Class A4 5.785%, due 12/10/49 (d)	1,829,998	1,844,793
GRACE Mortgage Trust
Series 2014-GRCE, Class A 3.369%, due 6/10/28 (a)	1,700,000	1,763,607
♦GS Mortgage Securities Trust
Series 2016-GS3, Class AS 3.143%, due 10/10/49	4,000,000	3,876,166
Series 2014-GC22, Class A5 3.862%, due 6/10/47	2,600,000	2,736,429
Series 2015-GC32, Class AS 4.018%, due 7/10/48 (b)	3,000,000	3,156,422
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class A2 3.019%, due 8/15/46	2,600,000	2,654,643
Series 2014-C19, Class A4 3.997%, due 4/15/47	3,000,000	3,186,018

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
JPMorgan Chase Commercial Mortgage Securities Corp.
Series 2012-C6, Class A2 2.206%, due 5/15/45	$138,335	$138,270
Series 2016-JP3, Class A2 2.435%, due 8/15/49	1,100,000	1,100,011
LB-UBS Commercial Mortgage Trust
Series 2007-C7, Class A3 5.866%, due 9/15/45 (b)	2,834,651	2,904,655
ML-CFC Commercial Mortgage Trust
Series 2007-6, Class A4 5.485%, due 3/12/51 (b)	3,196,650	3,204,121
♦Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C30, Class AS 3.175%, due 9/15/49	4,000,000	3,862,990
Series 2015-C21, Class AS 3.652%, due 3/15/48	1,000,000	1,006,126
Series 2013-C13, Class A4 4.039%, due 11/15/46	2,900,000	3,073,635
Series 2013-C12, Class A4 4.259%, due 10/15/46 (b)	2,600,000	2,800,852
Morgan Stanley Capital I Trust
Series 2011-C2, Class A2 3.476%, due 6/15/44 (a)	55,411	55,435
Series 2007-IQ16, Class A4 5.809%, due 12/12/49	2,869,989	2,912,217
Wells Fargo Commercial Mortgage Trust
Series 2016-NXS6, Class A2 2.399%, due 11/15/49	1,900,000	1,895,068
Series 2016-LC24, Class A2 2.501%, due 10/15/49	1,500,000	1,505,566
Series 2016-C33, Class AS 3.749%, due 3/15/59	500,000	509,642
WFRBS Commercial Mortgage Trust
Series 2013-C11, Class A2 2.029%, due 3/15/45	126,452	126,987

		61,887,132

Whole Loan (Collateralized Mortgage Obligations) 0.6%
Banc of America Funding Corp.
Series 2006-7, Class T2A3 5.695%, due 10/25/36 (b)	313,587	257,853
JPMorgan Mortgage Trust
Series 2014-2, Class 1A1 3.00%, due 6/25/29 (a)(b)	2,795,715	2,812,970
Series 2015-6, Class A5 3.50%, due 10/25/45 (a)(b)	1,841,772	1,848,369

14	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
TBW Mortgage-Backed Pass-Through Certificates
Series 2006-6, Class A2B 5.66%, due 1/25/37 (c)	$1,167,635	$616,662

		5,535,854

Total Mortgage-Backed Securities (Cost $75,238,447)		72,325,098

Municipal Bonds 1.1%
California 0.2%
Sacramento Municipal Utility District 6.322%, due 5/15/36	1,650,000	2,039,895

Connecticut 0.2%
State of Connecticut Special Tax Revenue 5.74%, due 12/1/29	1,720,000	2,027,966

Texas 0.6%
City of San Antonio, Texas, Water System Revenue 5.502%, due 5/15/29	2,000,000	2,356,680
Dallas Area Rapid Transit 5.022%, due 12/1/48	700,000	818,020
Texas Transportation Commission, State Highway Fund 5.178%, due 4/1/30	2,150,000	2,545,342

		5,720,042

Washington 0.1%
City of Seattle, Washington, Water System Revenue 5.62%, due 8/1/30	340,000	405,134

Total Municipal Bonds (Cost $9,994,822)		10,193,037

U.S. Government & Federal Agencies 48.6%
Federal Home Loan Bank 0.5%
0.875%, due 8/5/19	1,200,000	1,183,016
1.00%, due 9/26/19	1,400,000	1,383,318
1.375%, due 11/15/19	2,100,000	2,091,629

		4,657,963

Federal Home Loan Mortgage Corporation 0.7%
1.00%, due 9/27/17	1,325,000	1,326,935
1.25%, due 8/15/19	2,000,000	1,972,898
2.375%, due 1/13/22	725,000	736,895
6.25%, due 7/15/32	1,600,000	2,201,824

		6,238,552

	Principal Amount	Value

♦Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 7.9%
2.372%, due 12/1/41 (b)	$516,089	$528,895
2.50%, due 6/1/28	3,603,965	3,614,661
2.50%, due 1/1/31	1,475,879	1,479,858
2.50%, due 12/1/31	596,596	598,205
3.00%, due 6/1/27	464,957	477,825
3.00%, due 9/1/30	3,785,862	3,888,749
3.00%, due 9/1/33	2,389,264	2,437,798
3.00%, due 8/1/43	4,483,514	4,472,426
3.00%, due 6/1/45	3,395,434	3,375,209
3.00%, due 3/1/46	1,702,027	1,691,895
3.00%, due 9/1/46	887,273	881,961
3.00%, due 10/1/46	1,781,890	1,771,220
3.00%, due 11/1/46	2,291,368	2,277,647
3.00%, due 12/1/46	700,000	695,808
3.00%, due 1/1/47 TBA (e)	700,000	695,082
3.50%, due 12/1/20	667,012	696,357
3.50%, due 9/1/25	54,297	56,686
3.50%, due 11/1/25	29,284	30,577
3.50%, due 3/1/26	191,207	199,764
3.50%, due 1/1/29	218,184	227,843
3.50%, due 3/1/29	25,787	26,962
3.50%, due 9/1/45	13,475,465	13,808,067
3.50%, due 10/1/45	823,905	844,260
3.50%, due 11/1/45	533,904	547,093
3.50%, due 3/1/46	1,024,791	1,050,131
3.50%, due 4/1/46	732,430	750,611
4.00%, due 7/1/23	257,901	271,306
4.00%, due 8/1/25	105,798	111,319
4.00%, due 1/1/31	294,626	312,613
4.00%, due 11/1/41	148,375	156,694
4.00%, due 1/1/42	171,255	180,832
4.00%, due 4/1/42	3,753,742	3,964,480
4.00%, due 5/1/44	4,659,530	4,896,352
4.00%, due 7/1/45	383,960	403,469
4.00%, due 10/1/45	178,183	187,234
4.00%, due 9/1/46	389,236	409,629
4.50%, due 4/1/22	57,554	61,004
4.50%, due 4/1/23	14,714	15,552
4.50%, due 6/1/24	40,498	42,994
4.50%, due 7/1/24	91,357	97,082
4.50%, due 5/1/25	179,078	189,974
4.50%, due 4/1/31	262,514	282,660
4.50%, due 11/1/39	1,611,046	1,729,087
4.50%, due 8/1/40	184,275	198,813
4.50%, due 9/1/40	1,027,192	1,107,696
4.50%, due 11/1/40	363,032	389,789
4.50%, due 7/1/41	334,738	359,673
4.50%, due 1/1/44	589,568	632,831
5.00%, due 3/1/23	6,086	6,302
5.00%, due 6/1/23	84,524	90,758

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) (continued)
5.00%, due 8/1/23	$11,592	$12,472
5.00%, due 7/1/24	70,059	74,929
5.00%, due 3/1/25	171,609	183,064
5.00%, due 6/1/30	204,110	222,834
5.00%, due 9/1/31	334,028	363,477
5.00%, due 8/1/35	79,548	87,062
5.00%, due 4/1/37	1,283,700	1,402,410
5.00%, due 8/1/37	240,079	262,201
5.00%, due 3/1/40	453,265	493,539
5.50%, due 12/1/18	22,977	23,497
5.50%, due 9/1/21	85,740	90,793
5.50%, due 9/1/22	76,478	80,755
5.50%, due 9/1/37	517,648	576,639
5.50%, due 8/1/38	229,468	255,566
5.50%, due 12/1/38	711,323	793,031
6.00%, due 7/1/21	278,182	294,424
6.00%, due 8/1/36	153,974	173,948
6.00%, due 9/1/37	233,166	264,836
6.00%, due 5/1/40	552,806	629,520
6.50%, due 7/1/17	4,765	4,773
6.50%, due 11/1/35	25,314	28,592
6.50%, due 8/1/37	30,357	35,115
6.50%, due 11/1/37	81,927	93,079
6.50%, due 9/1/39	174,855	197,512
7.00%, due 1/1/33	389,183	426,156
7.00%, due 9/1/33	113,255	127,456

		70,421,413

♦Federal National Mortgage Association 3.5%
0.875%, due 8/2/19	5,000,000	4,930,545
1.00%, due 10/24/19	2,000,000	1,972,352
1.25%, due 7/26/19	2,500,000	2,477,988
1.25%, due 8/17/21	2,000,000	1,932,940
1.375%, due 2/26/21	500,000	490,253
1.375%, due 10/7/21	8,000,000	7,782,960
1.875%, due 9/24/26	6,200,000	5,696,095
2.125%, due 4/24/26	1,600,000	1,513,106
6.25%, due 5/15/29	3,000,000	3,976,533

		30,772,772

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 13.0%
2.234%, due 6/1/42 (b)	593,824	625,056
2.50%, due 2/1/23	812,400	829,544
2.50%, due 2/1/28	2,257,301	2,264,214
2.50%, due 5/1/28	2,475,051	2,482,627
2.50%, due 6/1/30	2,027,161	2,032,130
2.50%, due 1/1/31	244,450	245,048
2.50%, due 9/1/31	1,293,515	1,296,707
2.50%, due 5/1/43	709,852	678,993

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
2.736%, due 1/1/42 (b)	$1,032,792	$1,093,640
3.00%, due 12/1/24	450,505	464,461
3.00%, due 9/1/29	1,534,879	1,576,439
3.00%, due 3/1/30	865,607	889,045
3.00%, due 8/1/30	2,960,415	3,042,636
3.00%, due 10/1/30	83,567	85,830
3.00%, due 1/1/31	268,294	275,558
3.00%, due 3/1/35	530,936	538,120
3.00%, due 4/1/35	845,370	856,812
3.00%, due 9/1/43	1,854,066	1,853,538
3.00%, due 3/1/46	492,648	489,945
3.00%, due 5/1/46	375,028	372,970
3.00%, due 7/1/46	482,741	480,093
3.00%, due 9/1/46	7,489,185	7,448,100
3.00%, due 10/1/46	12,914,146	12,843,300
3.00%, due 1/1/47 TBA (e)	500,000	496,707
3.50%, due 10/1/20	719,528	749,615
3.50%, due 9/1/21	62,005	64,604
3.50%, due 11/1/28	603,480	629,541
3.50%, due 4/1/29	177,411	184,943
3.50%, due 8/1/29	653,797	682,663
3.50%, due 2/1/32	558,853	581,274
3.50%, due 4/1/32	760,494	790,951
3.50%, due 10/1/34	502,891	522,161
3.50%, due 11/1/40	318,823	328,775
3.50%, due 6/1/41	942,502	971,905
3.50%, due 10/1/43	2,274,257	2,338,012
3.50%, due 2/1/45	624,116	643,383
3.50%, due 8/1/45	10,628,975	10,901,705
3.50%, due 9/1/45	642,762	659,241
3.50%, due 10/1/45	8,026,052	8,231,935
3.50%, due 2/1/46	575,907	590,727
3.50%, due 3/1/46	1,313,895	1,347,649
3.50%, due 4/1/46	443,159	454,532
3.50%, due 10/1/46	293,571	302,615
4.00%, due 8/1/18	136,312	140,269
4.00%, due 4/1/20	100,774	103,717
4.00%, due 10/1/20	86	89
4.00%, due 3/1/22	87,521	90,838
4.00%, due 12/1/25	753,553	792,659
4.00%, due 4/1/31	432,834	459,216
4.00%, due 12/1/39	143,173	150,524
4.00%, due 7/1/40	737,451	775,899
4.00%, due 11/1/41	1,640,846	1,732,908
4.00%, due 3/1/42	947,938	999,529
4.00%, due 5/1/42	1,725,429	1,814,341
4.00%, due 11/1/42	845,185	894,904
4.00%, due 11/1/44	4,026,264	4,233,873
4.00%, due 7/1/45	331,786	349,046
4.00%, due 9/1/45	356,985	375,473

16	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 11/1/45	$999,447	$1,051,232
4.00%, due 5/1/46	581,069	611,261
4.00%, due 6/1/46	4,038,173	4,250,062
4.00%, due 9/1/46	564,013	593,095
4.50%, due 5/1/24	348,887	367,765
4.50%, due 7/1/26	673,604	716,658
4.50%, due 4/1/31	379,562	408,687
4.50%, due 11/1/35	278,392	300,950
4.50%, due 4/1/41	724,880	781,894
4.50%, due 5/1/41	1,078,606	1,163,545
4.50%, due 7/1/41	1,048,250	1,131,903
4.50%, due 9/1/41	552,084	595,105
4.50%, due 3/1/44	395,526	425,408
4.50%, due 8/1/44	2,531,499	2,724,930
4.50%, due 11/1/44	660,162	710,095
5.00%, due 9/1/23	289,799	315,521
5.00%, due 12/1/23	327,915	348,836
5.00%, due 9/1/25	1,731	1,885
5.00%, due 4/1/29	63,132	68,736
5.00%, due 4/1/31	309,497	338,269
5.00%, due 3/1/34	590,162	652,060
5.00%, due 4/1/34	356,045	396,236
5.00%, due 4/1/35	151,677	166,001
5.00%, due 2/1/36	260,503	284,491
5.00%, due 5/1/37	430	469
5.00%, due 6/1/37	301,197	328,291
5.00%, due 2/1/38	1,018,687	1,111,537
5.00%, due 5/1/38	415,686	452,583
5.00%, due 1/1/39	167,511	182,380
5.00%, due 6/1/39	351,176	382,346
5.00%, due 3/1/44	230,015	250,728
5.50%, due 1/1/21	1,928	2,002
5.50%, due 12/1/21	6,602	7,054
5.50%, due 1/1/22	39,710	41,977
5.50%, due 2/1/22	2,376	2,545
5.50%, due 2/1/26	780,907	872,401
5.50%, due 10/1/28	562,399	624,591
5.50%, due 4/1/34	164,842	184,823
5.50%, due 8/1/37	140,879	157,279
5.50%, due 3/1/38	371,192	412,240
5.50%, due 6/1/38	339,463	378,680
5.50%, due 1/1/39	740,473	827,959
5.50%, due 11/1/39	140,109	156,302
5.50%, due 6/1/40	105,244	117,437
5.50%, due 2/1/42	755,758	855,032
6.00%, due 3/1/36	50,563	57,248
6.00%, due 11/1/37	161,733	183,156
6.00%, due 10/1/38	608,612	689,229
6.00%, due 12/1/38	498,277	564,259

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
6.00%, due 4/1/40	$238,091	$269,972
6.00%, due 10/1/40	328,408	372,235
6.50%, due 10/1/36	57,369	64,905
6.50%, due 1/1/37	241,681	282,962
6.50%, due 8/1/37	11,965	13,536
6.50%, due 10/1/37	87,767	99,296
7.00%, due 9/1/37	62,591	72,242
7.00%, due 10/1/37	1,264	1,529
7.00%, due 11/1/37	7,486	8,462
7.50%, due 7/1/28	25,443	28,154

		115,611,495

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 9.1%
2.50%, due 10/20/46	398,939	387,594
3.00%, due 7/15/43	581,404	590,024
3.00%, due 7/20/43	334,711	340,332
3.00%, due 8/15/43	809,117	821,039
3.00%, due 8/20/43	70,101	71,278
3.00%, due 12/20/43	141,876	144,259
3.00%, due 4/20/45	160,133	162,369
3.00%, due 7/20/45	9,475,704	9,608,066
3.00%, due 8/20/45	433,066	439,115
3.00%, due 11/20/45	255,517	259,086
3.00%, due 12/20/45	85,774	86,972
3.00%, due 8/20/46	5,100,000	5,171,239
3.00%, due 9/20/46	1,200,000	1,216,762
3.00%, due 1/1/47 TBA (e)	1,200,000	1,215,023
3.50%, due 8/20/43	2,400,955	2,507,268
3.50%, due 11/20/43	2,319,852	2,421,615
3.50%, due 2/15/45	550,049	572,379
3.50%, due 4/20/45	1,945,010	2,023,928
3.50%, due 5/15/45	948,713	987,537
3.50%, due 7/20/45	1,369,208	1,424,841
3.50%, due 8/20/45	924,564	962,095
3.50%, due 12/20/45	13,440,104	13,986,125
3.50%, due 1/20/46	432,025	449,581
3.50%, due 2/20/46	580,876	604,480
4.00%, due 1/20/42	1,703,110	1,814,132
4.00%, due 2/20/42	667,597	711,032
4.00%, due 8/20/43	2,046,769	2,190,191
4.00%, due 10/20/43	692,406	737,805
4.00%, due 3/15/44	116,830	124,085
4.00%, due 6/20/44	667,253	709,209
4.00%, due 7/15/44	688,634	731,424
4.00%, due 8/20/44	2,163,149	2,299,166
4.00%, due 9/20/44	606,271	644,393
4.00%, due 12/20/44	418,735	445,065
4.00%, due 1/20/45	327,532	348,127
4.00%, due 4/20/45	425,352	452,098
4.00%, due 7/15/45	531,188	564,256

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 8/15/45	$318,632	$338,452
4.00%, due 2/20/46	425,998	452,784
4.00%, due 1/1/47 TBA (e)	8,800,000	9,345,359
4.50%, due 6/15/39	1,657,389	1,798,222
4.50%, due 6/15/40	390,510	423,698
4.50%, due 6/20/40	744,224	802,109
4.50%, due 9/15/40	486,393	532,205
4.50%, due 3/20/41	295,109	318,064
4.50%, due 4/20/41	228,351	245,984
4.50%, due 9/20/41	443,656	478,167
4.50%, due 12/20/41	77,638	83,677
4.50%, due 4/20/42	156,665	168,762
4.50%, due 8/20/43	466,398	498,272
4.50%, due 3/20/44	720,684	778,293
4.50%, due 12/20/44	259,712	277,460
4.50%, due 4/20/45	208,004	222,219
5.00%, due 9/15/39	364,791	405,425
5.00%, due 6/15/40	431,159	471,367
5.00%, due 7/15/40	412,954	455,725
5.00%, due 9/20/40	1,549,341	1,705,657
5.00%, due 10/20/41	129,591	142,875
5.00%, due 8/20/43	105,905	114,777
5.50%, due 1/20/35	6,969	7,836
5.50%, due 7/15/35	108,616	122,711
5.50%, due 8/15/35	69,231	78,203
5.50%, due 5/15/36	65,948	73,667
5.50%, due 6/15/38	29,045	32,466
5.50%, due 1/15/39	159,424	178,351
5.50%, due 3/20/39	481,617	527,567
5.50%, due 7/15/39	113,671	127,049
5.50%, due 12/15/39	39,195	43,808
5.50%, due 2/15/40	221,288	247,358
6.00%, due 11/15/37	30,876	35,002
6.00%, due 12/15/37	275,732	312,585
6.00%, due 9/15/38	249,038	282,590
6.00%, due 10/15/38	72,572	82,382
6.50%, due 3/15/36	108,575	124,022
6.50%, due 6/15/36	86,428	98,724
6.50%, due 9/15/36	33,594	38,373
6.50%, due 7/15/37	99,620	113,792
7.00%, due 7/15/31	38,030	40,555

		80,850,584

♦ United States Treasury Bonds 2.4%
2.25%, due 8/15/46	12,990,000	10,922,252
3.00%, due 11/15/44	900,000	889,067
3.375%, due 5/15/44	1,000,000	1,060,430
4.25%, due 5/15/39	7,325,000	8,893,297

		21,765,046

	Principal Amount	Value

♦United States Treasury Notes 11.5%
0.75%, due 12/31/17	$18,300,000	$18,269,970
0.75%, due 9/30/18	14,325,000	14,228,192
1.00%, due 12/15/17	7,000,000	7,007,385
1.00%, due 10/15/19	11,900,000	11,772,634
1.00%, due 11/15/19	32,200,000	31,812,602
1.125%, due 2/28/21	3,300,000	3,210,926
1.25%, due 10/31/21	11,925,000	11,563,529
1.375%, due 9/30/23	3,680,000	3,484,931
1.75%, due 11/30/21	850,000	843,658

		102,193,827

Total U.S. Government & Federal Agencies (Cost $434,836,504)		432,511,652

Total Long-Term Bonds (Cost $891,675,143)		892,469,297

Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $1,287,923 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 11/15/22, with a Principal Amount of $1,355,000 and a Market Value of $1,318,277)	1,287,919	1,287,919

Total Short-Term Investment (Cost $1,287,919)		1,287,919

Total Investments, Before Investments Sold Short (Cost $892,963,062) (f)	100.4%	893,757,216

	Principal Amount
Investment Sold Short (1.1%)
Federal Agency Security Sold Short (1.1%)
Government National Mortgage Association (Mortgage Pass-Through Security) 4.00%, due 1/1/47 TBA (e)	$(9,000,000)	(9,557,753)

Total Investment Sold Short (Proceeds $9,564,609)		(9,557,753)

Total Investments, Net of Investment Sold Short (Cost $883,398,453)	99.3%	884,199,463
Other Assets, Less Liabilities	0.7	6,626,736
Net Assets	100.0%	$890,826,199

18	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2016.

(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2016.

(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2016.
(e)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2016, the total net market value of these securities was $2,194,418, which represented 0.2% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(f)	As of December 31, 2016, cost was $893,684,798 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$11,209,886
Gross unrealized depreciation	(11,137,468)

Net unrealized appreciation	$72,418

As of December 31, 2016, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	156	March 2017	$33,803,250	$(27,173)
5-Year United States Treasury Note	223	March 2017	26,239,086	(95,223)
10-Year United States Treasury Note	249	March 2017	30,946,031	(195,467)
Ultra Long United States Treasury Bond	81	March 2017	12,980,250	(97,844)
Ultra 10-Year United States Treasury Note	(59)	March 2017	(7,909,688)	48,638
United States Treasury Long Bond	55	March 2017	8,286,094	(65,092)

			$104,345,023	$(432,161)

1.	As of December 31, 2016, cash in the amount of $1,269,416 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2016.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$72,096,892	$—	$72,096,892
Corporate Bonds	—	304,961,346	—	304,961,346
Foreign Government Bond	—	381,272	—	381,272
Mortgage-Backed Securities	—	72,325,098	—	72,325,098
Municipal Bonds	—	10,193,037	—	10,193,037
U.S. Government & Federal Agencies	—	432,511,652	—	432,511,652

Total Long-Term Bonds	—	892,469,297	—	892,469,297

Short-Term Investment
Repurchase Agreement	—	1,287,919	—	1,287,919

Total Investments in Securities	—	893,757,216	—	893,757,216

Other Financial Instruments
Futures Contracts Short (b)	48,638	—	—	48,638

Total Investments in Securities and Other Financial Instruments	$48,638	$893,757,216	$—	$893,805,854

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2016 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investment in Security Sold Short (a)
Federal Agency Security Sold Short	$—	$(9,557,753)	$—	$(9,557,753)

Total Investment in Security Sold Short	—	(9,557,753)	—	(9,557,753)

Other Financial Instruments
Futures Contracts Long (b)	(480,799)	—	—	(480,799)

Total Investments in Security Sold Short and Other Financial Instruments	$(480,799)	$(9,557,753)	$—	$(10,038,552)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3).

20	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities before investments sold short, at value (identified cost $892,963,062)	$893,757,216
Cash collateral on deposit at broker	1,269,416
Receivables:
Investment securities sold	42,554,786
Interest	5,062,526
Variation margin on futures contracts	207,590
Fund shares sold	77,219

Total assets	942,928,753

Liabilities
Investments sold short (proceeds $9,564,609)	9,557,753
Payables:
Investment securities purchased	40,951,019
Fund shares redeemed	972,280
Manager (See Note 3)	377,504
NYLIFE Distributors (See Note 3)	75,142
Shareholder communication	62,487
Professional fees	47,142
Custodian	39,398
Interest on investment sold short	16,733
Trustees	1,389
Accrued expenses	1,707

Total liabilities	52,102,554

Net assets	$890,826,199

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$62,723
Additional paid-in capital	863,060,150

863,122,873
Undistributed net investment income	20,069,859
Accumulated net realized gain (loss) on investments, investments sold short and futures transactions	7,264,618
Net unrealized appreciation (depreciation) on investments and futures contracts	361,993
Net unrealized appreciation (depreciation) on investments sold short	6,856

Net assets	$890,826,199

Initial Class
Net assets applicable to outstanding shares	$538,978,623

Shares of beneficial interest outstanding	37,803,393

Net asset value per share outstanding	$14.26

Service Class
Net assets applicable to outstanding shares	$351,847,576

Shares of beneficial interest outstanding	24,919,518

Net asset value per share outstanding	$14.12

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Interest	$25,903,887

Expenses
Manager (See Note 3)	4,732,777
Distribution/Service—Service Class (See Note 3)	896,808
Shareholder communication	165,410
Professional fees	117,438
Custodian	50,997
Trustees	25,607
Miscellaneous	52,392

Total expenses	6,041,429
Reimbursement from custodian (a)	(165,298)

Net expenses	5,876,131

Net investment income (loss)	20,027,756

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	7,922,746
Futures transactions	(204,481)

Net realized gain (loss) on investments and futures transactions	7,718,265

Net change in unrealized appreciation (depreciation) on:
Investments	5,256,329
Investments sold short	39,927
Futures contracts	(327,396)

Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	4,968,860

Net realized and unrealized gain (loss) on investments, investments sold short and futures transactions	12,687,125

Net increase (decrease) in net assets resulting from operations	$32,714,881

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

22	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$20,027,756	$23,028,261
Net realized gain (loss) on investments and futures transactions	7,718,265	6,986,900
Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	4,968,860	(27,827,370)

Net increase (decrease) in net assets resulting from operations	32,714,881	2,187,791

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(15,833,855)	(18,016,479)
Service Class	(8,931,232)	(7,547,535)

	(24,765,087)	(25,564,014)

From net realized gain on investments:
Initial Class	(2,339,844)	(278,327)
Service Class	(1,449,728)	(130,488)

	(3,789,572)	(408,815)

Total dividends and distributions to shareholders	(28,554,659)	(25,972,829)

Capital share transactions:
Net proceeds from sale of shares	138,388,078	248,251,764
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	28,554,659	25,972,829
Cost of shares redeemed	(327,070,196)	(295,422,107)

Increase (decrease) in net assets derived from capital share transactions	(160,127,459)	(21,197,514)

Net increase (decrease) in net assets	(155,967,237)	(44,982,552)

Net Assets
Beginning of year	1,046,793,436	1,091,775,988

End of year	$890,826,199	$1,046,793,436

Undistributed net investment income at end of year	$20,069,859	$24,765,042

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$14.19		$14.52	$14.00	$14.78	$14.97

Net investment income (loss) (a)	0.32		0.31	0.33	0.26	0.28
Net realized and unrealized gain (loss) on investments	0.20		(0.27)	0.49	(0.54)	0.41

Total from investment operations	0.52		0.04	0.82	(0.28)	0.69

Less dividends and distributions:
From net investment income	(0.39)		(0.36)	(0.30)	(0.27)	(0.37)
From net realized gain on investments	(0.06)		(0.01)	—	(0.23)	(0.51)

Total dividends and distributions	(0.45)		(0.37)	(0.30)	(0.50)	(0.88)

Net asset value at end of year	$14.26		$14.19	$14.52	$14.00	$14.78

Total investment return (b)	3.53%		0.22%	5.82%	(1.82%)	4.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.16	%(c)	2.14%	2.29%	1.82%	1.84%
Net expenses	0.51	%(d)	0.52%	0.53%	0.53%	0.53%
Expenses (before waiver/reimbursement)	0.53%		0.52%	0.53%	0.53%	0.53%
Portfolio turnover rate (e)	258%		326%	262%	327%	311%
Net assets at end of year (in 000’s)	$538,979		$707,265	$733,113	$676,544	$608,651

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.53%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 223%, 191%, 116%, 170% and 222% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

	Year ended December 31,
Service Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$14.06		$14.39	$13.87	$14.64	$14.85

Net investment income (loss) (a)	0.28		0.27	0.29	0.22	0.24
Net realized and unrealized gain (loss) on investments	0.19		(0.27)	0.48	(0.52)	0.40

Total from investment operations	0.47		(0.00)‡	0.77	(0.30)	0.64

Less dividends and distributions:
From net investment income	(0.35)		(0.32)	(0.25)	(0.24)	(0.34)
From net realized gain on investments	(0.06)		(0.01)	—	(0.23)	(0.51)

Total dividends and distributions	(0.41)		(0.33)	(0.25)	(0.47)	(0.85)

Net asset value at end of year	$14.12		$14.06	$14.39	$13.87	$14.64

Total investment return (b)	3.27%		(0.03%)	5.56%	(2.07%)	4.40%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.90	%(c)	1.89%	2.04%	1.55%	1.59%
Net expenses	0.76	%(d)	0.77%	0.78%	0.78%	0.78%
Expenses (before waiver/reimbursement)	0.78%		0.77%	0.78%	0.78%	0.78%
Portfolio turnover rate (e)	258%		326%	262%	327%	311%
Net assets at end of year (in 000’s)	$351,848		$339,529	$358,663	$364,746	$442,860

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.78%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 223%, 191%, 116%, 170% and 222% for the years ended December 31, 2016, 2015, 2014, 2013 and 2012, respectively.

24	MainStay VP Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 23, 1984. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 of the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

25

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were valued in such a manner.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent

26	MainStay VP Bond Portfolio

the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was measured as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2016, the Portfolio did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default

27

Notes to Financial Statements (continued)

or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Sold Short.  The Portfolio may engage in sales of securities they do not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(B)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of December 31, 2016, all open futures contracts are shown in the Portfolio of Investments.

(J)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom the Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its respective portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of

28	MainStay VP Bond Portfolio

fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(L)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Portfolio’s investment. If interest rates rise, less of the debt may be prepaid and the Portfolio may lose money. A portfolio that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve of the Portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$48,638	$48,638

Total Fair Value		$48,638	$48,638

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(480,799)	$(480,799)

Total Fair Value		$(480,799)	$(480,799)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on investments and futures transactions	$(204,481)	$(204,481)

Total Realized Gain (Loss)		$(204,481)	$(204,481)

29

Notes to Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on investments, investments sold short and futures contracts	$(327,396)	$(327,396)

Total Change in Unrealized Depreciation		$(327,396)	$(327,396)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$117,961,917	$117,961,917
Futures Contracts Short	$(16,447,759)	$(16,447,759)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, NYL Investors LLC (“NYL Investors”), a registered investment adviser and a direct wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; 0.45% from $1 billion to $3 billion; and 0.44% in excess of $3 billion. During the year ended December 31, 2016, the effective management fee rate was 0.49%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $4,732,777.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.   The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the ‘‘Plan’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$27,634,526	$(10,474)	$—	$79,274	$27,703,326

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, and mark to market of futures contracts.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$42,148	$(42,148)	$—

The reclassifications for the Portfolio are primarily due to mortgage dollar roll adjustments.

30	MainStay VP Bond Portfolio

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$26,377,424	$2,177,235	$25,564,014	$408,815

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of U.S. government securities were $2,206,413 and $2,162,381, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $310,950 and $525,094, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	4,778,721	$70,239,158
Shares issued to shareholders in reinvestment of dividends and distributions	1,243,124	18,173,699
Shares redeemed	(18,055,013)	(260,554,445)

Net increase (decrease)	(12,033,168)	$(172,141,588)

Year ended December 31, 2015:
Shares sold	14,524,181	$211,430,500
Shares issued to shareholders in reinvestment of dividends and distributions	1,278,533	18,294,806
Shares redeemed	(16,461,535)	(239,493,831)

Net increase (decrease)	(658,821)	$(9,768,525)

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	4,678,373	$68,148,920
Shares issued to shareholders in reinvestment of dividends and distributions	716,600	10,380,960
Shares redeemed	(4,623,259)	(66,515,751)

Net increase (decrease)	771,714	$12,014,129

Year ended December 31, 2015:
Shares sold	2,558,501	$36,821,264
Shares issued to shareholders in reinvestment of dividends and distributions	541,269	7,678,023
Shares redeemed	(3,883,881)	(55,928,276)

Net increase (decrease)	(784,111)	$(11,428,989)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

31

Notes to Financial Statements (continued)

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

32	MainStay VP Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Bond Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

33

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment

34	MainStay VP Bond Portfolio

advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar

36	MainStay VP Bond Portfolio

investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

37

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

38	MainStay VP Bond Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

39

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

40	MainStay VP Bond Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

41

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

42	MainStay VP Bond Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722778	MSVPB11-02/17 (NYLIAC) NI509

MainStay VP Government Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	1.07%	1.51%	3.66%	0.55%
Service Class Shares	0.82	1.26	3.40	0.80

Benchmark Performance	One Year	Five Years	Ten Years
Bloomberg Barclays U.S. Government Bond Index[2]	1.05%	1.22%	3.86%
Morningstar Intermediate Government Category Average[3]	0.89	1.15	3.52

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Bloomberg Barclays U.S. Government Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Government Bond Index consists of publicly issued debt of the U.S. Treasury and government agencies. Results assume the reinvestment of all income and capital gains. An investment cannot be made directly in an index.
3.	The Morningstar Intermediate Government Category Average is representative of funds that have at least 90% of their bond holdings in bonds backed by U.S. government or by U.S. government-linked agencies. These funds have durations between 3.5 and 6 years and/or average effective maturities between 4 and 10 years. Results are based on average total returns of similar portfolios with all dividends and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Government Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$978.30	$2.83	$1,022.30	$2.90

Service Class Shares	$1,000.00	$977.10	$4.08	$1,021.00	$4.17

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.57% for Initial Class and 0.82% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Government Portfolio

Portfolio Composition as of December 31, 2016 (Unaudited)

U.S. Government & Federal Agencies	89.5%
Corporate Bonds	5.3
Asset-Backed Securities	3.0
Mortgage-Backed Securities	1.7
Short-Term Investment	0.8
Other Assets, Less Liabilities	–0.3

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	United States Treasury Notes, 2.00%, due 8/31/21

2.	United States Treasury Notes, 2.375%, due 8/15/24

3.	Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities), 4.00%, due 3/1/41

4.	Federal Home Loan Mortgage (Mortgage Pass-Through Securities), 4.00%, due 2/1/41

5.	Tennessee Valley Authority, 4.65%, due 6/15/35
6.	United States Treasury Notes, 2.00%, due 11/30/20

7.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.00%, due 10/15/41

8.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 1/1/41

9.	Government National Mortgage Association (Mortgage Pass-Through Securities), 4.50%, due 5/20/40

10.	Tennessee Valley Authority, 6.25%, due 12/15/17

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, PhD, Louis Cohen, CFA, and Steven H. Rich of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Government Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Government Portfolio returned 1.07% for Initial Class shares and 0.82% for Service Class shares. Over the same period, Initial Class shares outperformed—and Service Class shares underperformed—the 1.05% return of the Bloomberg Barclays U.S. Government Bond Index,1 which is the Portfolio’s benchmark. Initial Class shares outperformed—and Service Class shares underperformed—the 0.89% return of the Morningstar Intermediate Government Category Average2 for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Duration,3 yield-curve4 posture, sector weighting and issue selection are four factors that affected the Portfolio’s relative performance during the reporting period.

The Portfolio’s duration was shorter than that of the Bloomberg Barclays U.S. Government Bond Index during the reporting period. With its shorter duration, the Portfolio was less sensitive than its benchmark and its longer-duration peers to changes in U.S. Treasury yields. The short-duration posture helped the Portfolio’s relative performance as yields rose, on average, across the yield curve in 2016.

During the reporting period, the spread5 between the 2- and 30-year benchmark yields on the U.S. Treasury yield curve narrowed. The flatter yield curve benefited Portfolio peers that were more concentrated than the Portfolio in longer-duration securities. At the sector level, the flatter yield curve did, however, align well with the Portfolio’s emphasis on mortgage pass-through securities6 backed by 30-year loans, which have greater sensitivity to longer-duration U.S. Treasury yields than securities with tighter cash-flow windows, such as mortgage pass-through securities backed by 15-year loans.

Agency mortgage pass-through securities were the largest class of securities in the Portfolio. Our commitment to agency mortgage pass-through securities generally imparts a yield advantage over lower-yielding U.S. Treasury securities and agency debentures. Through the first ten months of the reporting period, the yield advantage was reinforced by the out-

performance of agency mortgage-backed securities relative to comparable-duration U.S. Treasury securities as investors gravitated toward the sector’s high-quality yield. Through October, the Portfolio’s commitment to mortgage-backed securities helped the Portfolio’s performance relative to the Bloomberg Barclays U.S. Government Bond Index, which has no mortgage exposure, and relative to peers with less mortgage exposure. The rapid post-election rise in U.S. Treasury yields roiled the mortgage sector and negated its gains relative to comparable-duration U.S. Treasury securities by year-end.

The Portfolio’s mortgage allocation favored mortgage-backed securities issued by Fannie Mae and Freddie Mac. Relative to its peers, the Portfolio may be underweight Ginnie Mae issues. During the reporting period, Fannie Mae and Freddie Mac securities outperformed Ginnie Mae issues. As a result, the Portfolio benefited relative to peers with larger Ginnie Mae commitments. Ginnie Mae securities exhibited faster prepayment speeds than equivalent Fannie Mae/Freddie Mac issues because of policies that accelerated refinancing rates for Ginnie Mae–eligible borrowers. Faster prepayment rates can hamper returns of mortgage-backed securities because the majority of the mortgage market was priced above par and prepayments return principal to investors at par.

Low turnover in the Portfolio—with the exception of mortgage dollar rolls—helped limit transaction costs, and the Portfolio sought to preserve yield by avoiding large cash balances during the reporting period.

What was the Portfolio’s duration strategy during the reporting period?

At the end of the reporting period, the Portfolio’s 4.6-year duration was shorter than the duration of the Bloomberg Barclays U.S. Government Bond Index. Under the market conditions that prevailed during the reporting period, we preferred to keep the Portfolio’s duration on the shorter side because doing so could benefit the Portfolio relative to the benchmark and peer portfolios with longer durations in periods of rising U.S. Treasury yields. As the period unfolded, however, we extended the Portfolio’s duration to narrow the difference between the duration of the Portfolio and the duration of the benchmark. This action moderated the effects of U.S. Treasury yield volatility on the Portfolio’s relative performance. We executed this duration strategy by purchasing intermediate-duration U.S. Treasury securities.

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. Government Bond Index.
2.	See footnote on page 5 for more information on the Morningstar Intermediate Government Category Average.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
6.	Mortgage pass-through securities consist of a pool of residential mortgage loans in which homeowner’s monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.

8	MainStay VP Government Portfolio

In light of its shorter duration, the Portfolio was less sensitive than its benchmark to changes in U.S. Treasury yields. The short-duration posture benefited the Portfolio relative to the benchmark and longer-duration peers because U.S. Treasury yields rose, on average, during the reporting period.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio took most of its residential mortgage exposure using mortgage pass-through securities rather than collateralized mortgage obligations. In our opinion, the compensation demanded by the market for the better predictability of collateralized mortgage obligation cash-flows was excessive.

During the reporting period, the housing market appeared to be at or near a cusp. The principal driver of mortgages migrated from purchase activity to refinancing as mortgage rates declined through October 2016 then transitioned back to turnover as sharply higher mortgage rates cut refinancing activity. Among the steps we took as we sought to mute the effects of these inflection points were the following:

•

We emphasized mortgage pass-through securities whose underlying loan pools were less sensitive to mortgage-rate changes. These “call-protected” pass-through securities may offer better value because the loan pools tend to be less responsive to mortgage-rate volatility, thereby stabilizing prepayment speeds and enabling the investor to preserve more of the security’s yield. A loan pool that consists of smaller-balance loans (for example, a loan pool where no mortgage is larger than $110,000) is one instance of a mortgage-backed security that we believed could offer superior call protection.

•	We emphasized mortgage pass-through securities backed by 30-year loans rather than shorter 15- year loans favored by borrowers who tend to be prone to refinance.

Shallow—rather than rapid—macroeconomic improvement prompted an extension of the Portfolio’s duration. This was accomplished by reinvesting principal runoff from the Portfolio’s mortgage position in intermediate-duration U.S. Treasury securities.

Which sectors were the strongest contributors to the Portfolio’s performance and which sectors were particularly weak?

Yield contributed the majority of the Portfolio’s positive return. Following the presidential election in November, positive yield impact was partially offset by price declines due to rising U.S. Treasury yields.

The yield advantage of mortgage-backed securities relative to comparable-duration U.S. Treasury securities helped the

Portfolio’s absolute and relative performance. Issue selection, specifically our willingness to underweight Ginnie Mae issues in favor of Fannie Mae/Freddie Mac pass-through securities enhanced relative performance. Another aspect of issue selection, our willingness to favor 30-year loan terms over shorter (15- and 20-year) loan terms, also helped relative performance. The flattening of the U.S. Treasury yield-curve enhanced the inherent value of the wider-window cash flows of mortgage pass-through securities backed by 30-year loans terms. The Portfolio also benefited by favoring mortgage securities with stable cash flows. These “call-protected” securities better positioned the Portfolio to withstand lower mortgage rates.

The absence of Treasury Inflation-Protected Securities (TIPS) in the Portfolio did not affect performance relative to the benchmark, which does not include TIPS. The absence of TIPS in the Portfolio, however, would have detracted from performance relative to peers who preferred TIPS to nominal U.S. Treasury securities. TIPS outperformed U.S. Treasury securities, as economic data periodically flashed inflationary signals, especially in periods of crude-oil price volatility.

Did the Portfolio make any significant purchases or sales during the reporting period?

In prior periods, we tended to recycle mortgage prepayments back into the mortgage sector. During the reporting period, however, as rising interest-rate volatility drained some of the value from mortgage-backed securities, we began to diversify away from agency residential mortgages by diverting mortgage prepayments to purchase U.S. Treasury securities.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the market-equivalent weight of the U.S. Treasury securities rose by 8% of net assets and the Portfolio’s allocation to mortgage-backed securities fell by 7% of assets. These changes reflected our decision to diversify the Portfolio’s asset base by reinvesting mortgage prepayments in U.S. Treasury securities and our decision to extend the Portfolio’s duration by reinvesting coupon income in intermediate-duration U.S. Treasury securities.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio held underweight positions relative to the Bloomberg Barclays U.S. Government Bond Index in U.S. Treasury securities and agency debentures. As of the same date, the Portfolio held an overweight position relative to the Index in agency mortgage pass-through securities. As of December 31, 2016, the Portfolio held modestly overweight positions in corporate bonds, asset-backed securities and commercial mortgage-backed securities. As of the same date,

9

the Portfolio’s collective nongovernment exposure was about 10% of net assets. The Portfolio ended the reporting period holding about 1% in cash or cash equivalents.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Government Portfolio

Portfolio of Investments December 31, 2016

	Principal Amount	Value
Long-Term Bonds 99.5%† Asset-Backed Securities 3.0%
Other ABS 2.4%
Small Business Administration Participation Certificates
Series 2012-20L, Class 1 1.93%, due 12/1/32	$793,387	$766,677
Series 2014-20H, Class 1 2.88%, due 8/1/34	851,362	856,065
Series 2015-20G, Class 1 2.88%, due 7/1/35	1,906,339	1,917,349
Series 2014-20I, Class 1 2.92%, due 9/1/34	867,375	874,730
Series 2014-20C, Class 1 3.21%, due 3/1/34	1,647,268	1,685,351

		6,100,172

Utilities 0.6%
Atlantic City Electric Transition Funding LLC
Series 2002-1, Class A4 5.55%, due 10/20/23	1,326,012	1,438,324

Total Asset-Backed Securities (Cost $7,476,210)		7,538,496

Corporate Bonds 5.3%
Agriculture 0.5%
Altria Group, Inc. 2.85%, due 8/9/22	1,170,000	1,171,433

Banks 0.4%
Bank of America Corp. 6.875%, due 4/25/18	900,000	956,619

Electric 1.7%
Duke Energy Florida Project Finance LLC 2.538%, due 9/1/31	1,900,000	1,793,724
PECO Energy Co. 1.70%, due 9/15/21	2,420,000	2,349,326

		4,143,050

Pipelines 0.5%
Plains All American Pipeline, L.P. / PAA Finance Corp. 5.00%, due 2/1/21	1,200,000	1,290,538

Real Estate Investment Trusts 0.9%
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	2,350,000	2,307,030

	Principal Amount	Value
Telecommunications 1.3%
Crown Castle Towers LLC 4.883%, due 8/15/40 (a)	$3,100,000	$3,301,099

Total Corporate Bonds (Cost $13,446,180)		13,169,769

Mortgage-Backed Securities 1.7%
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.3%
CD 2007-CD5 Mortgage Trust Series 2007-CD5, Class A4 5.886%, due 11/15/44 (b)	1,009,620	1,026,103
Four Times Square Trust Series 2006-4TS, Class A 5.401%, due 12/13/28 (a)	529,012	581,453
GS Mortgage Securities Trust Series 2011-GC5, Class A2 2.999%, due 8/10/44	14,537	14,529
JP Morgan Chase Commercial Mortgage Securities Trust Series 2011-C4, Class A3 4.106%, due 7/15/46 (a)	1,412,330	1,453,310
LB-UBS Commercial Mortgage Trust Series 2004-C1, Class A4 4.568%, due 1/15/31	99,079	99,053

		3,174,448

Residential Mortgages (Collateralized Mortgage Obligations) 0.4%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR6, Class 1A1 3.141%, due 8/25/36 (c)	268,098	234,608
Mortgage Equity Conversion Asset Trust Series 2007-FF2, Class A 1.28%, due 2/25/42 (a)(b)(d)(e)	993,233	843,642

		1,078,250

Total Mortgage-Backed Securities (Cost $4,446,641)		4,252,698

U.S. Government & Federal Agencies 89.5%
Fannie Mae Strip (Collateralized Mortgage Obligations) 0.0%‡
Series 360, Class 2, IO 5.00%, due 8/25/35 (f)	158,927	30,956
Series 361, Class 2, IO 6.00%, due 10/25/35 (f)	33,850	8,053

		39,009

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal Home Loan Bank 1.0%
Federal Home Loan Bank 5.00%, due 11/17/17	$2,400,000	$2,485,882

Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 23.6%
2.50%, due 8/1/46	2,003,326	1,905,707
2.705%, due 3/1/35 (b)	23,921	25,103
2.755%, due 6/1/35 (b)	148,520	156,598
2.759%, due 2/1/37 (b)	139,279	147,662
3.00%, due 4/1/45	3,538,188	3,517,114
3.00%, due 5/1/45	2,577,518	2,562,158
3.00%, due 6/1/45	2,437,748	2,423,227
3.00%, due 7/1/45	1,318,737	1,310,892
3.00%, due 5/1/46	1,399,850	1,391,486
3.50%, due 10/1/25	394,260	413,901
3.50%, due 11/1/25	2,461,279	2,582,551
3.50%, due 12/1/41	299,829	308,880
3.50%, due 5/1/42	404,840	416,928
3.50%, due 7/1/42	316,820	326,288
3.50%, due 8/1/42	1,078,577	1,113,140
3.50%, due 6/1/43	1,560,091	1,606,228
3.50%, due 8/1/43	1,331,102	1,370,335
3.50%, due 1/1/44	1,312,743	1,351,722
3.50%, due 5/1/44	1,701,219	1,751,438
3.50%, due 12/1/45	2,217,422	2,272,292
3.50%, due 5/1/46	1,213,559	1,243,689
4.00%, due 3/1/25	970,221	1,021,952
4.00%, due 7/1/25	327,088	344,230
4.00%, due 8/1/31	608,371	645,656
4.00%, due 8/1/39	611,502	647,266
4.00%, due 12/1/40	3,042,777	3,222,431
♦4.00%, due 2/1/41	5,179,507	5,483,393
♦4.00%, due 3/1/41	5,565,471	5,894,295
4.00%, due 1/1/42	2,963,966	3,140,412
4.00%, due 12/1/42	1,090,880	1,155,914
4.00%, due 8/1/44	565,927	599,457
4.00%, due 12/1/45	814,110	855,527
4.00%, due 2/1/46	2,329,430	2,447,921
4.50%, due 3/1/41	654,487	710,431
4.50%, due 5/1/41	1,000,199	1,087,347
4.50%, due 8/1/41	1,130,332	1,228,801
5.00%, due 1/1/20	135,387	138,705
5.00%, due 6/1/33	481,849	529,675
5.00%, due 8/1/33	267,813	294,339
5.00%, due 5/1/36	167,899	183,650
5.00%, due 10/1/39	836,572	929,154
5.50%, due 1/1/21	146,274	154,244
5.50%, due 1/1/33	345,902	388,709
6.50%, due 4/1/37	65,492	76,738

		59,377,586

	Principal Amount	Value
Federal National Mortgage Association (Mortgage Pass-Through Securities) 39.8%
2.00%, due 11/1/31	$2,736,709	$2,667,211
2.50%, due 9/1/46	296,781	282,666
2.732%, due 4/1/34 (b)	189,847	202,221
2.756%, due 11/1/34 (b)	129,111	134,098
3.00%, due 10/1/32	1,025,198	1,046,100
3.00%, due 4/1/43	1,593,997	1,593,542
3.00%, due 3/1/46	948,372	943,170
3.00%, due 9/1/46	2,951,864	2,913,902
3.00%, due 10/1/46	2,379,666	2,348,695
3.50%, due 11/1/20	1,167,657	1,216,491
3.50%, due 10/1/25	908,532	948,101
3.50%, due 11/1/25	6,437,292	6,721,162
3.50%, due 9/1/32	3,055,079	3,190,653
3.50%, due 11/1/32	788,652	820,691
3.50%, due 2/1/41	1,699,400	1,752,466
3.50%, due 11/1/41	2,836,229	2,925,316
3.50%, due 12/1/41	1,015,875	1,047,841
3.50%, due 1/1/42	2,445,722	2,525,149
3.50%, due 3/1/42	2,331,097	2,403,191
3.50%, due 5/1/42	1,098,012	1,132,564
3.50%, due 8/1/42	2,664,963	2,748,692
3.50%, due 11/1/42	1,096,470	1,130,865
3.50%, due 12/1/42	1,382,193	1,425,233
3.50%, due 2/1/43	1,408,117	1,452,101
3.50%, due 5/1/43	2,610,784	2,691,684
3.50%, due 6/1/43	795,403	820,451
3.50%, due 3/1/45	1,465,838	1,508,317
4.00%, due 9/1/31	1,313,151	1,392,768
4.00%, due 1/1/41	892,169	945,556
4.00%, due 2/1/41	1,188,007	1,257,383
4.00%, due 3/1/41	1,912,081	2,032,058
4.00%, due 10/1/41	556,161	591,140
4.00%, due 3/1/42	1,611,346	1,710,778
4.00%, due 6/1/42	774,968	821,988
4.00%, due 7/1/42	2,240,092	2,376,146
4.00%, due 8/1/42	1,160,916	1,231,897
4.00%, due 9/1/42	1,061,003	1,119,300
4.00%, due 1/1/47 TBA (g)	1,000,000	1,051,309
4.50%, due 7/1/18	256,153	263,260
4.50%, due 11/1/18	218,844	224,916
4.50%, due 6/1/23	340,607	359,844
4.50%, due 10/1/33	556,226	601,625
4.50%, due 5/1/39	504,226	547,078
4.50%, due 6/1/39	664,493	718,610
4.50%, due 7/1/39	2,242,422	2,447,361
4.50%, due 8/1/39	2,910,649	3,159,632
4.50%, due 9/1/39	94,570	103,208
4.50%, due 9/1/40	2,571,421	2,807,124
4.50%, due 12/1/40	2,020,699	2,184,310
♦4.50%, due 1/1/41	4,544,681	4,949,488

12	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 2/1/41	$396,811	$430,156
4.50%, due 8/1/41	1,948,856	2,112,221
5.00%, due 11/1/17	67,883	69,472
5.00%, due 9/1/20	9,503	9,725
5.00%, due 11/1/33	912,276	1,002,094
5.00%, due 7/1/34	106,642	117,077
5.00%, due 6/1/35	664,017	723,940
5.00%, due 10/1/35	171,954	187,750
5.00%, due 1/1/36	78,786	86,091
5.00%, due 2/1/36	935,056	1,021,162
5.00%, due 5/1/36	901,267	984,141
5.00%, due 3/1/40	1,250,186	1,383,504
5.00%, due 2/1/41	2,410,524	2,688,021
5.50%, due 11/1/17	38,609	39,059
5.50%, due 6/1/19	148,455	153,266
5.50%, due 11/1/19	177,947	184,412
5.50%, due 4/1/21	288,368	303,965
5.50%, due 6/1/21	23,985	25,244
5.50%, due 6/1/33	1,122,682	1,258,358
5.50%, due 11/1/33	729,896	818,590
5.50%, due 12/1/33	758,721	850,623
5.50%, due 6/1/34	234,583	263,189
5.50%, due 3/1/35	329,186	368,985
5.50%, due 12/1/35	128,151	143,476
5.50%, due 4/1/36	649,658	726,681
5.50%, due 1/1/37	229,046	262,735
5.50%, due 7/1/37	191,653	219,944
5.50%, due 8/1/37	161,349	180,637
6.00%, due 1/1/33	112,489	127,284
6.00%, due 3/1/33	152,670	174,865
6.00%, due 9/1/34	26,678	30,437
6.00%, due 9/1/35	371,357	430,614
6.00%, due 10/1/35	88,582	102,524
6.00%, due 4/1/36	284,986	324,205
6.00%, due 6/1/36	198,770	224,934
6.00%, due 11/1/36	274,688	314,982
6.00%, due 4/1/37	43,157	46,420
6.50%, due 10/1/31	48,364	55,001
6.50%, due 7/1/32	12,985	14,691
6.50%, due 2/1/37	54,652	64,179
6.50%, due 8/1/47	32,404	35,674

		100,049,680

Government National Mortgage Association (Mortgage Pass-Through Securities) 9.0%
3.00%, due 8/20/45	2,413,354	2,447,065
3.00%, due 6/20/46	1,394,836	1,397,982
3.50%, due 12/20/46	1,250,000	1,310,332
3.50%, due 1/1/47 TBA (g)	250,000	259,878

	Principal Amount	Value
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 7/15/39	$450,506	$478,289
4.00%, due 9/20/40	1,668,130	1,791,868
4.00%, due 11/20/40	280,063	300,626
4.00%, due 1/15/41	1,943,076	2,070,416
♦4.00%, due 10/15/41	4,636,436	5,028,044
♦4.50%, due 5/20/40	3,912,402	4,214,480
5.00%, due 4/15/34	655,852	720,195
5.00%, due 2/20/41	448,849	493,925
5.50%, due 6/15/33	1,002,040	1,170,682
5.50%, due 12/15/35	105,280	117,439
6.00%, due 8/15/32	144,739	167,992
6.00%, due 10/15/32	254,100	291,550
6.50%, due 7/15/28	30,193	34,488
6.50%, due 8/15/28	33,079	37,785
6.50%, due 7/15/32	141,001	164,130

		22,497,166

Overseas Private Investment Corporation 1.2%
5.142%, due 12/15/23	2,726,414	2,938,376

Tennessee Valley Authority 3.5%
♦4.65%, due 6/15/35	4,395,000	5,112,062
♦6.25%, due 12/15/17	3,485,000	3,657,260

		8,769,322

United States Treasury Notes 11.4%
1.625%, due 8/15/22	2,170,000	2,116,258
1.75%, due 9/30/22	2,000,000	1,962,110
1.75%, due 5/15/23	2,500,000	2,434,960
♦2.00%, due 11/30/20	5,000,000	5,051,760
♦2.00%, due 8/31/21	7,095,000	7,123,266
2.00%, due 8/15/25	1,500,000	1,453,008
2.125%, due 12/31/22	2,000,000	1,998,906
♦2.375%, due 8/15/24	6,500,000	6,530,212

		28,670,480

Total U.S. Government & Federal Agencies (Cost $221,901,248)		224,827,501

Total Long-Term Bonds (Cost $247,270,279)		249,788,464

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Short-Term Investment 0.8%
Repurchase Agreement 0.8%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $2,075,845 (Collateralized by a United States Treasury Note with a rate of 2.50% and a maturity date of 8/15/23, with a Principal Amount of $2,070,000 and a Market Value of $2,119,897	$2,075,838	$2,075,838

Total Short-Term Investment (Cost $2,075,838)		2,075,838

Total Investments (Cost $249,346,117) (h)	100.3%	251,864,302
Other Assets, Less Liabilities	(0.3)	(727,250)
Net Assets	100.0%	$251,137,052

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2016.

(c)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2016.

(d)	Illiquid security—As of December 31, 2016, the total market value of this security deemed illiquid under procedures approved by the Board of Trustees was $843,642, which represented 0.3% of the Portfolio’s net assets.

(e)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, the total market value of fair valued security was $843,642, which represented 0.3% of the Portfolio’s net assets.
(f)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.

(g)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2016, the total net market value of these securities was $1,311,187, which represented 0.5% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(h)	As of December 31, 2016, cost was $249,346,117 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$5,863,904
Gross unrealized depreciation	(3,345,719)

Net unrealized appreciation	$2,518,185

As of December 31, 2016, the Portfolio held the following futures contract1:

Type	Number of Contracts Long	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
5-Year United States Treasury Note	69	March 2017	$8,118,820	$(30,878)

			$8,118,820	$(30,878)

1.	As of December 31, 2016, cash in the amount of $58,649 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2016.

The following abbreviation is used in the preceding pages:

IO—Interest Only

14	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$7,538,496	$—	$7,538,496
Corporate Bonds	—	13,169,769	—	13,169,769
Mortgage-Backed Securities (b)	—	3,409,056	843,642	4,252,698
U.S. Government & Federal Agencies	—	224,827,501	—	224,827,501

Total Long-Term Bonds	—	248,944,822	843,642	249,788,464

Short-Term Investment
Repurchase Agreement	—	2,075,838	—	2,075,838

Total Investments in Securities	$—	$251,020,660	$843,642	$251,864,302

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Futures Contracts (c)	$(30,878)	$—	$—	$(30,878)

Total Short-Term Investments Sold Short and Other Financial Instruments	$(30,878)	$—	$—	$(30,878)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $843,642 is held in Residential Mortgage (Collateralized Mortgage Obligation) within the Mortgage-Backed Securities section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2016 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales (a)	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2016 (b)
Long-Term Bonds
Mortgage-Backed Securities
Residential Mortgages (Collateralized Mortgage Obligations)	$906,504	$1,106	$2,479	$4,288	$—	$(70,735)	$—	$—	$843,642	$4,288

Total	$906,504	$1,106	$2,479	$4,288	$—	$(70,735)	$—	$—	$843,642	$4,288

(a)	Sales include principal reductions

(b)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

16	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $249,346,117)	$251,864,302
Cash collateral on deposit at broker	58,649
Receivables:
Investment securities sold	1,300,998
Interest	985,141
Variation margin on futures contracts	11,313
Fund shares sold	4,782

Total assets	254,225,185

Liabilities
Payables:
Investment securities purchased	2,611,816
Fund shares redeemed	259,363
Manager (See Note 3)	108,208
NYLIFE Distributors (See Note 3)	40,138
Professional fees	38,238
Shareholder communication	16,014
Custodian	13,611
Trustees	384
Accrued expenses	361

Total liabilities	3,088,133

Net assets	$251,137,052

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$23,298
Additional paid-in capital	245,889,817

245,913,115
Undistributed net investment income	5,451,323
Accumulated net realized gain (loss) on investments and futures transactions	(2,714,693)
Net unrealized appreciation (depreciation) on investments and futures contracts	2,487,307

Net assets	$251,137,052

Initial Class
Net assets applicable to outstanding shares	$64,930,334

Shares of beneficial interest outstanding	5,985,874

Net asset value per share outstanding	$10.85

Service Class
Net assets applicable to outstanding shares	$186,206,718

Shares of beneficial interest outstanding	17,312,264

Net asset value per share outstanding	$10.76

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Interest	$7,302,372

Expenses
Manager (See Note 3)	1,354,143
Distribution/Service—Service Class (See Note 3)	496,490
Professional fees	71,244
Shareholder communication	43,723
Custodian	24,929
Trustees	7,056
Miscellaneous	18,792

Total expenses	2,016,377
Reimbursement from custodian (a)	(17,758)

Net expenses	1,998,619

Net investment income (loss)	5,303,753

Realized and Unrealized Gain (Loss) on Investments and Futures Contracts
Net realized gain (loss) on:
Investment transactions	(6,800)
Futures transactions	(18,357)

Net realized gain (loss) on investments and futures transactions	(25,157)

Net change in unrealized appreciation (depreciation) on:
Investments	(3,096,850)
Futures contracts	(13,468)

Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,110,318)

Net realized and unrealized gain (loss) on investments and futures transactions	(3,135,475)

Net increase (decrease) in net assets resulting from operations	$2,168,278

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

18	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$5,303,753	$6,106,881
Net realized gain (loss) on investments and futures transactions	(25,157)	(835,037)
Net change in unrealized appreciation (depreciation) on investments and futures contracts	(3,110,318)	(4,289,955)

Net increase (decrease) in net assets resulting from operations	2,168,278	981,889

Dividends to shareholders:
From net investment income:
Initial Class	(1,653,503)	(2,145,853)
Service Class	(4,453,387)	(4,734,960)

Total dividends to shareholders	(6,106,890)	(6,880,813)

Capital share transactions:
Net proceeds from sale of shares	71,870,776	31,341,025
Net asset value of shares issued to shareholders in reinvestment of dividends	6,106,890	6,880,813
Cost of shares redeemed	(74,085,100)	(49,555,001)

Increase (decrease) in net assets derived from capital share transactions	3,892,566	(11,333,163)

Net increase (decrease) in net assets	(46,046)	(17,232,087)

Net Assets
Beginning of year	251,183,098	268,415,185

End of year	$251,137,052	$251,183,098

Undistributed net investment income at end of year	$5,451,323	$6,106,863

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.99		$11.25	$11.13	$11.84	$11.74

Net investment income (loss) (a)	0.24		0.29	0.31	0.30	0.33
Net realized and unrealized gain (loss) on investments	(0.11)		(0.23)	0.21	(0.60)	0.13

Total from investment operations	0.13		0.06	0.52	(0.30)	0.46

Less dividends and distributions:
From net investment income	(0.27)		(0.32)	(0.36)	(0.39)	(0.36)
From net realized gain on investments	—		—	(0.04)	(0.02)	—

Total dividends and distributions	(0.27)		(0.32)	(0.40)	(0.41)	(0.36)

Net asset value at end of year	$10.85		$10.99	$11.25	$11.13	$11.84

Total investment return (b)	1.07%		0.53%	4.61%	(2.46%)	3.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.14	%(c)	2.54%	2.70%	2.56%	2.78%
Net expenses	0.55	%(d)	0.55%	0.55%	0.54%	0.54%
Expenses (before waiver/reimbursement)	0.56%		0.55%	0.55%	0.54%	0.54%
Portfolio turnover rate (e)	64%		12%	7%	25%	40%
Net assets at end of year (in 000’s)	$64,930		$72,924	$83,172	$89,165	$117,126

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 2.13%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.56%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 19%, 11%, 8% and 20% for the years ended December 31, 2016, 2015, 2013 and 2012, respectively.

	Year ended December 31,
Service Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$10.90		$11.16	$11.04	$11.74	$11.65

Net investment income (loss) (a)	0.21		0.26	0.27	0.26	0.30
Net realized and unrealized gain (loss) on investments	(0.11)		(0.23)	0.21	(0.58)	0.13

Total from investment operations	0.10		0.03	0.48	(0.32)	0.43

Less dividends and distributions:
From net investment income	(0.24)		(0.29)	(0.32)	(0.36)	(0.34)
From net realized gain on investments	—		—	(0.04)	(0.02)	—

Total dividends and distributions	(0.24)		(0.29)	(0.36)	(0.38)	(0.34)

Net asset value at end of year	$10.76		$10.90	$11.16	$11.04	$11.74

Total investment return (b)	0.82%		0.28%	4.35%	(2.70%)	3.70%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.89	%(c)	2.29%	2.45%	2.31%	2.53%
Net expenses	0.80	%(d)	0.80%	0.80%	0.79%	0.79%
Expenses (before waiver/reimbursement)	0.81%		0.80%	0.80%	0.79%	0.79%
Portfolio turnover rate (e)	64%		12%	7%	25%	40%
Net assets at end of year (in 000’s)	$186,207		$178,259	$185,243	$195,153	$256,382

(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 1.88%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.81%.
(e)	The portfolio turnover rates not including mortgage dollar rolls were 19%, 11%, 8% and 20% for the years ended December 31, 2016, 2015, 2013 and 2012, respectively.

20	MainStay VP Government Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Government Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on January 29, 1993. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”)

to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

21

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or

Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Investments in mutual funds, including money market funds, are valued at their respective NAV as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors,

22	MainStay VP Government Portfolio

including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities or, in the case of a callable security, over the period to the first date of call. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) are charged directly to the Service Class) shares are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or

23

Notes to Financial Statements (continued)

retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of December 31, 2016, all open futures contracts are shown in the Portfolio of Investments.

(I)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sells mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

The securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the

Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission. In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(K)  Securities Risk.  The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the fund’s investment. If interest rates rise, less of the debt may be prepaid and the fund may lose money. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

24	MainStay VP Government Portfolio

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(M)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2016:

Liability Derivatives

	Statement of Assets and Liabilities Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments and futures contracts (a)	$(30,878)	$(30,878)

Total Fair Value		$(30,878)	$(30,878)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$(18,357)	$(18,357)

Total Realized Gain (Loss)		$(18,357)	$(18,357)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$(13,468)	$(13,468)

Total Change in Unrealized Appreciation (Depreciation)		$(13,468)	$(13,468)

Average Notional Amount

	Interest Rate Contracts Risk	Total
Futures Contracts Long	$8,320,834	$8,320,834
Futures Contracts Short (a)	$(1,431,776)	$(1,431,776)

(a)	Positions were open three months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.50% up to $500 million; 0.475% on assets from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the year ended December 31, 2016, the effective management fee rate was 0.50%.

During the year ended December 31, 2016, New York Live Investments earned fees from the Portfolio in the amount of $1,354,143.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio,

25

Notes to Financial Statements (continued)

maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$5,451,323	$(2,745,571)	$—	$2,518,185	$5,223,937

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to the mark to market of futures contracts.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$147,597	$(147,597)	$—

The reclassifications for the Portfolio are primarily due to mortgage dollar roll adjustments.

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $2,745,571, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Unlimited	$1,232	$1,514

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$6,106,890	$—	$6,880,813	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

26	MainStay VP Government Portfolio

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of U.S. government securities were $174,475 and $163,313, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $4,324 and $5,339, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	701,525	$7,830,148
Shares issued to shareholders in reinvestment of dividends and distributions	148,846	1,653,503
Shares redeemed	(1,499,193)	(16,706,781)

Net increase (decrease)	(648,822)	$(7,223,130)

Year ended December 31, 2015:
Shares sold	338,674	$3,801,388
Shares issued to shareholders in reinvestment of dividends and distributions	193,804	2,145,853
Shares redeemed	(1,290,810)	(14,501,317)

Net increase (decrease)	(758,332)	$(8,554,076)

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	5,768,670	$64,040,628
Shares issued to shareholders in reinvestment of dividends and distributions	404,060	4,453,387
Shares redeemed	(5,208,256)	(57,378,319)

Net increase (decrease)	964,474	$11,115,696

Year ended December 31, 2015:
Shares sold	2,464,996	$27,539,637
Shares issued to shareholders in reinvestment of dividends and distributions	430,806	4,734,960
Shares redeemed	(3,142,830)	(35,053,684)

Net increase (decrease)	(247,028)	$(2,779,087)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

27

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Government Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Government Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

28	MainStay VP Government Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Government Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also

30	MainStay VP Government Portfolio

recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as

31

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

32	MainStay VP Government Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

33

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

34	MainStay VP Government Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

35

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

36	MainStay VP Government Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

37

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722946	MSVPG11-02/17 (NYLIAC) NI519

MainStay VP U.S. Government Money Market Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. You could lose money by investing in the Portfolio. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction for separate account or policy fees or charges imposed under the variable annuity policies and variable universal life insurance policies for which the Portfolio is an investment option. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Initial Class Shares	0.02%	0.01%	0.75%	0.48%

7-Day Current Yield: 0.01%[3]

Benchmark Performance	One Year	Five Years	Ten Years
Average Lipper Variable Products Money Market Portfolio[4]	0.05%	0.02%	0.75%

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	As of December 31, 2016, MainStay VP U.S. Government Money Market Portfolio had an effective 7-day yield of 0.01% and a 7-day current yield of 0.01%. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been
–0.08% and the 7-day current yield would have been –0.08%. The current yield is more reflective of the Portfolio’s earnings than the total return.
4.	The Average Lipper Variable Products Money Market Portfolio is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market portfolios in the Lipper Universe, which may include portfolios that do not maintain a stable net asset value of $1.00 per share. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP U.S. Government Money Market Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,000.00	$1.71	$1,023.43	$1.73

1.	Expenses are equal to the Portfolio’s net annualized expense ratio of 0.34% multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP U.S. Government Money Market Portfolio

Portfolio Composition as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Thomas J. Girard and David E. Clement, CFA, of NYL Investors LLC, the Portfolio’s Subadvisor.

How did MainStay VP U.S. Government Money Market Portfolio perform relative to its peers during the 12 months ended December 31, 2016?

As of December 31, 2016, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio provided a 7-day current yield of 0.01% and a 7-day effective yield of 0.01%. For the 12 months ended December 31, 2016, Initial Class shares of MainStay VP U.S. Government Money Market Portfolio returned 0.02%. The Portfolio underperformed the 0.05% return of the Average Lipper1 Variable Products Money Market Portfolio for the 12 months ended December 31, 2016. Performance figures for the Portfolio reflect certain fee waivers and/or expense limitations without which total returns may have been lower.

Were there any changes to the Portfolio during the reporting period?

Effective August 26, 2016, the name of the Portfolio changed from “MainStay VP Cash Management Portfolio” to “MainStay VP U.S. Government Money Market Portfolio.” Effective that date, the Portfolio began to implement changes to its principal investment strategies to qualify as a “government money market fund” under Rule 2a-7 of the Investment Company Act of 1940, as amended and interpreted. Effective October 14, 2016, the Portfolio commenced operations as a “government money market fund,” which involved changes to the Portfolio’s Principal Investment Strategies, Investment Process and Principal Risks. For more information on these changes, see the Supplement dated May 1, 2016.

What was the Portfolio’s duration2 strategy during the reporting period?

In light of market uncertainties surrounding impending money market fund reform, the Portfolio sought to increase its amount of available liquidity. To increase liquidity, the Portfolio decreased its duration from 43 days to 30 days over the course of the reporting period. The shorter duration decreased the Portfolio’s yield because the short-term yield curve3 was upward sloping during the reporting period. When the yield curve is upward sloping, longer maturities have higher yields than shorter maturities. Consequently, by increasing the liquidity of its investment portfolio, the Portfolio invested in securities with shorter maturities that had lower yields.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

The Portfolio’s performance was materially affected by the market uncertainty created by the pending money market fund reforms that were to be adopted by many money market funds during the last quarter of the reporting period. The changes, which were mandated by mid-October, created an environment that the short-term markets had never previously experienced: U.S. Treasury bill demand could be materially influenced and altered, funding levels for corporate issuers could be dramatically changed and the degree to which future money market fund cash flows and assets would be affected remained speculative at best. This uncertainty, which was still lingering even after the implementation of the reforms, led the Portfolio and many other money market funds to increase liquidity in anticipation of potential outflows. With a yield curve that was upward sloping during the reporting period, this increase in liquidity detracted from the Portfolio’s overall yield.

During the reporting period, which market segments were the strongest contributors to the Portfolio’s performance and which market segments were particularly weak?

During the first half of the reporting period, the commercial paper market provided strong performance. Demand in this sector, however, decreased during the second half of the reporting period as many money market funds, including our own, began to transition to government money market funds, even though commercial paper yields became more attractive relative to yields on U.S. Treasury bills. As the Portfolio began to transition to a government money market fund during the second half of the reporting period, commercial paper was no longer an eligible investment. Of the investments that were eligible, however, agency securities offered higher yields for the Portfolio, particularly floating-rate agency securities. In addition, repurchase agreements added liquidity to the Portfolio, along with a pickup in yield over short-term U.S. Treasury bills. U.S. Treasury bill yields rallied during the reporting period because of strong demand. As a result, U.S. Treasury bills—particularly short-term issues—provided weaker performance on a yield basis.

1.	See footnote on page 5 for more information on Lipper Inc.
2.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of days or years and is considered a more accurate sensitivity gauge than average maturity.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP U.S. Government Money Market Portfolio

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased some government floating-rate securities during the reporting period. Among these were a Federal Agricultural Mortgage Corporation issue due 5/18/17, a Federal Farm Credit Bank issue due 8/29/17 and a U.S. Treasury note due 4/30/17.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio experienced large increases in government securities and repurchase agreements and a sharp decrease in commercial paper. These changes were largely the result of the Portfolio’s transition to a government money market fund.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Principal Amount	Amortized Cost
Short-Term Investments 99.4%†
Government Agency Debt 49.1%
Federal Agricultural Mortgage Corp.
0.39%, due 1/4/17	$15,000,000	$14,999,450
0.39%, due 1/11/17	8,000,000	7,998,933
0.667%, due 8/1/17 (a)	5,000,000	5,000,629
0.776%, due 5/18/17 (a)	15,000,000	15,000,000
Federal Farm Credit Bank
0.39%, due 1/18/17	10,000,000	9,998,489
0.39%, due 1/26/17	10,000,000	9,996,944
0.39%, due 1/31/17	20,000,000	19,991,667
0.51%, due 2/1/17	10,000,000	9,995,781
0.716%, due 4/27/17 (a)	3,000,000	2,999,132
0.801%, due 8/29/17 (a)	10,000,000	10,003,418
Federal Home Loan Bank
0.39%, due 1/6/17	15,000,000	14,999,292
0.39%, due 1/10/17	10,000,000	9,999,275
0.39%, due 1/18/17	15,000,000	14,996,827
0.39%, due 1/20/17	12,000,000	11,997,150
0.39%, due 1/24/17	15,000,000	14,995,400
0.39%, due 1/25/17	5,000,000	4,998,333
0.51%, due 2/6/17	10,000,000	9,995,200
0.51%, due 2/7/17	10,000,000	9,995,067
0.51%, due 2/15/17	25,000,000	24,984,187
Federal Home Loan Mortgage Corporation
0.39%, due 1/23/17	8,000,000	7,998,142
0.51%, due 2/2/17	10,000,000	9,996,000
0.51%, due 2/23/17	10,000,000	9,993,081
Federal National Mortgage Association
0.39%, due 1/11/17	15,000,000	14,998,292
0.39%, due 1/17/17	15,000,000	14,997,400
0.39%, due 1/20/17	12,000,000	11,997,340
Tennessee Valley Authority
0.01%, due 1/3/17	15,000,000	14,999,583
0.39%, due 1/10/17	15,000,000	14,998,125

		322,923,137

Treasury Debt 23.1%
United States Treasury Bills
0.37%, due 1/5/17	35,000,000	34,998,835
0.40%, due 1/12/17	20,000,000	19,997,873
0.42%, due 1/19/17	15,000,000	14,997,225
0.43%, due 1/26/17	12,000,000	11,996,642
United States Treasury Notes
0.50%, due 1/31/17	6,000,000	5,998,725
0.50%, due 3/31/17	6,000,000	5,996,533
0.625%, due 5/31/17	6,000,000	6,000,540
0.625%, due 6/30/17	5,000,000	5,001,314
0.625%, due 7/31/17	5,000,000	5,000,443
0.625%, due 8/31/17	5,000,000	5,000,480
0.625%, due 9/30/17	5,000,000	4,997,708
0.63%, due 4/30/17 (a)	10,000,000	10,001,608
0.75%, due 10/31/17	5,000,000	5,002,859
0.875%, due 2/28/17	6,000,000	6,002,615

	Principal Amount	Amortized Cost
Treasury Debt (continued)
United States Treasury Notes (continued)
0.875%, due 4/30/17	$6,000,000	$6,004,923
0.875%, due 11/30/17	5,000,000	4,999,636

		151,997,959

Treasury Repurchase Agreements 27.2%
Bank of America N.A. 0.47%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $50,002,611 (Collateralized by a United States Treasury Bond with a rate of 3.75% and a maturity date of 11/15/43, with a Principal Amount of $45,059,000 and a Market Value of $51,000,011)	50,000,000	50,000,000
Bank of Montreal 0.35%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $50,001,944 (Collateralized by United States Treasury securities with rates between 0.25% and 4.375% and maturity dates between 4/15/17 and 5/15/40, with a Principal Amount of $46,265,200 and a Market Value of $51,000,068)	50,000,000	50,000,000
RBC Capital Markets 0.40%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $30,001,333 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 11/30/21, with a Principal Amount of $30,833,700 and a Market Value of $30,600,052)	30,000,000	30,000,000
TD Securities (U.S.A.) LLC 0.50%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $49,239,735 (Collateralized by United States Treasury securities with rates between 0.125% and 4.375% and maturity dates between 4/15/18 and 11/15/39, with a Principal Amount of $44,942,800 and a Market Value of $50,221,787)	49,237,000	49,237,000

		179,237,000

Total Short-Term Investments (Amortized Cost $654,158,096) (b)	99.4%	654,158,096
Other Assets, Less Liabilities	0.6	3,329,370
Net Assets	100.0%	$657,487,466

†	Percentages indicated are based on Portfolio net assets.

10	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2016.

(b)	The amortized cost also represents the aggregate cost for federal income tax purposes.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Short-Term Investments
Government Agency Debt	$—	$322,923,137	$—	$322,923,137
Treasury Debt	—	151,997,959	—	151,997,959
Treasury Repurchase Agreements	—	179,237,000	—	179,237,000

Total Investments in Securities	$—	$654,158,096	$—	$654,158,096

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (amortized cost $474,921,096)	$474,921,096
Repurchase agreements, at value (amortized cost $179,237,000)	179,237,000
Cash	975
Receivables:
Investment securities sold	6,199,982
Fund shares sold	208,817
Interest	152,624

Total assets	660,720,494

Liabilities
Payables:
Fund shares redeemed	2,957,917
Manager (See Note 3)	182,549
Shareholder communication	45,425
Professional fees	32,027
Custodian	12,814
Trustees	1,002
Accrued expenses	1,251
Dividend payable	43

Total liabilities	3,233,028

Net assets	$657,487,466

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$657,379
Additional paid-in capital	656,773,122

657,430,501
Undistributed net investment income	57,590
Accumulated net realized gain (loss) on investments	(625)

Net assets applicable to outstanding shares	$657,487,466

Shares of beneficial interest outstanding	657,379,217

Net asset value per share outstanding	$1.00

12	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Interest	$2,625,158

Expenses
Manager (See Note 3)	2,833,943
Shareholder communication	127,626
Professional fees	113,582
Custodian	42,016
Trustees	16,830
Miscellaneous	17,011

Total expenses before waiver/reimbursement	3,151,008
Expense waiver/reimbursement from Manager (See Note 3)	(591,394)
Reimbursement from custodian (a)	(56,662)

Net expenses	2,502,952

Net investment income (loss)	122,206

Realized Gain (Loss) on Investments
Net realized gain (loss) on investments	(503)

Net increase (decrease) in net assets resulting from operations	$121,703

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$122,206	$57,785
Net realized gain (loss) on investments	(503)	180

Net increase (decrease) in net assets resulting from operations	121,703	57,965

Dividends to shareholders:
From net investment income	(64,780)	(57,785)

Capital share transactions:
Net proceeds from sale of shares	439,619,371	440,665,200
Net asset value of shares issued to shareholders in reinvestment of dividends	64,780	57,785
Cost of shares redeemed	(402,540,101)	(398,946,023)

Increase (decrease) in net assets derived from capital share transactions	37,144,050	41,776,962

Net increase (decrease) in net assets	37,200,973	41,777,142

Net Assets
Beginning of year	620,286,493	578,509,351

End of year	$657,487,466	$620,286,493

Undistributed net investment income at end of year	$57,590	$164

14	MainStay VP U.S. Government Money Market Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year Ended December 31,
	2016		2015		2014		2013		2012
Net asset value at beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Net investment income (loss)	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡
Net realized and unrealized gain (loss) on investments	(0.00	)‡	0.00	‡	(0.00	)‡	0.00	‡	0.00	‡

Total from investment operations	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00	‡

Less dividends:
From net investment income	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡	(0.00	)‡

Net asset value at end of year	$1.00		$1.00		$1.00		$1.00		$1.00

Total investment return (a)	0.02%		0.01%		0.01%		0.02%		0.01%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02	%(b)	0.01%		0.01%		0.01%		0.01%
Net expenses	0.39	%(c)	0.15%		0.11%		0.14%		0.18%
Expenses (before waiver/reimbursement)	0.49%		0.48%		0.47%		0.47%		0.47%
Net assets at end of year (in 000’s)	$657,487		$620,286		$578,509		$784,842		$728,706

‡	Less than one cent per share.
(a)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(b)	Without the custody fee reimbursement, net investment income (loss) would have been 0.01%.
(c)	Without the custody fee reimbursement, net expenses would have been 0.40%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP U.S. Government Money Market Portfolio (formerly known as MainStay VP Cash Management Portfolio) (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on January 29, 1993. Shares of the Portfolio are offered and are redeemed at a price equal to their net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Valuation of Shares.  The Portfolio seeks to maintain a NAV of $1.00 per share, although there is no assurance that it will be able to do so. An investment in the Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Portfolio’s sponsor has no legal obligation to provide financial support to the Portfolio, and you should not expect that the sponsor will provide financial support to the Portfolio at any time.

(B)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (generally 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”). Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio.

16	MainStay VP U.S. Government Money Market Portfolio

Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio may utilize some of the following fair value techniques: multi-dimensional relational pricing models and option adjusted spread pricing. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(C)  Income Taxes.  The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the

“Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income, if any, are declared daily and paid monthly and distributions from net realized capital and currency gains, if any, are declared and paid at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown on the Statement of Operations. Additionally, the Portfolio may invest in shares of mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that

17

Notes to Financial Statements (continued)

affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, NYL Investors LLC (“NYL Investors”), a registered investment adviser and a direct wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an approximate annual percentage of the average daily net assets as follows: 0.45% up to $500 million; 0.40% from $500 million to $1 billion; and 0.35% in excess of $1 billion. During the year ended December 31, 2016, the effective management fee rate was 0.44%.

New York Life Investments may voluntarily waive fees or reimburse expenses of the Portfolio’s to the extent it deems appropriate to enhance the Portfolio’s yield during periods when expenses may have a significant impact on yield because of low interest rates. This expense limitation policy is voluntary and may be revised or terminated by the Manager at any time without notice.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $2,833,943 and waived fees in the amount of $591,394.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$57,590	$(625)	$—	$—	$56,965

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $625, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts	Long-Term Amounts
Unlimited	$625	$—

18	MainStay VP U.S. Government Money Market Portfolio

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$64,780	$—	$57,785	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class (at $1 per share)	Shares
Year ended December 31, 2016:
Shares sold	439,568,908
Shares issued to shareholders in reinvestment of dividends and distributions	64,765
Shares redeemed	(402,492,912)

Net increase (decrease)	37,140,761

Year ended December 31, 2015:
Shares sold	440,631,235
Shares issued to shareholders in reinvestment of dividends and distributions	57,780
Shares redeemed	(398,915,252)

Net increase (decrease)	41,773,763

Note 7–Money Market Fund Regulatory Matters

On July 23, 2014, the Securities and Exchange Commission (“SEC”) voted to amend the rules under the 1940 Act that currently govern the operations of the Portfolio. The majority of these amendments, except for certain disclosure enhancements, took effect on October 14, 2016. Effective on that date, the Portfolio began operating as a “government money market fund,” as such term is defined or interpreted under Rule 2a-7 under the 1940 Act. As a “government money market fund,” the Portfolio invests 99.5% or more of its total assets in cash, “government securities” and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash and/or government securities) so as to qualify as a “government money market fund” under Rule 2a-7. Government securities, as defined under the 1940 Act and interpreted, include securities issued or guaranteed by the United States or certain “government agencies or instrumentalities. In addition, the Portfolio invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in “government securities” and/or repurchase agreements that are collateralized by government securities.

Note 8–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 9–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

19

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP U.S. Government Money Market Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP U.S. Government Money Market Portfolio, formerly known as MainStay VP Cash Management Portfolio, (one of the series comprising Mainstay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

20	MainStay VP U.S. Government Money Market Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP U.S. Government Money Market Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and NYL Investors in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and NYL Investors (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including NYL Investors as subadvisor to the Portfolio, and responses from New York Life Investments and NYL Investors to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and NYL Investors; (ii) the investment performance of the Portfolio, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and NYL Investors. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and NYL Investors. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and SA ABBR

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment

21

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of NYL Investors. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that NYL Investors provides to the Portfolio. The Board evaluated NYL Investors’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined NYL Investors’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at NYL Investors, and NYL Investors’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by NYL Investors. The Board also reviewed NYL Investors’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and NYL Investors’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions. The Board noted changes to the Portfolio’s name, investment objective and investment strategies to qualify as a “government money market fund” under Rule 2a-7 of the 1940 Act.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and NYL Investors to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and NYL Investors

The Board considered the costs of the services provided by New York Life Investments and NYL Investors under the Agreements and the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and NYL Investors must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio

22	MainStay VP U.S. Government Money Market Portfolio

and that the ability to maintain a strong financial position is important in order for New York Life Investments and NYL Investors to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of

New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year. Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to NYL Investors are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board considered and approved New York Life Investments’ proposal to reduce the Portfolio’s management fee.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

24	MainStay VP U.S. Government Money Market Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

25

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

26	MainStay VP U.S. Government Money Market Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

27

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

28	MainStay VP U.S. Government Money Market Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

29

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722339	MSVPUSGMM11-02/17 (NYLIAC) NI510

MainStay VP High Yield Corporate Bond Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	16.23%	7.09%	6.46%	0.58%
Service Class Shares	15.94	6.82	6.19	0.83

Benchmark Performance	One Year	Five Years	Ten Years
Credit Suisse High Yield Index[2]	18.37%	7.20%	7.16%
Average Lipper Variable Products High Yield Portfolio[3]	13.08	6.20	6.06

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Credit Suisse High Yield Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Credit Suisse High Yield Index is a market-weighted index that includes publicly traded bonds rated below BBB by Standard & Poor’s and below Baa by Moody’s. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Average Lipper Variable Products High Yield Portfolio is representative of portfolios that aim at high (relative) current yield from fixed-income securities, have no quality or maturity restrictions, and tend to invest in lower-grade debt issues. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP High Yield Corporate Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,071.30	$3.12	$1,022.10	$3.05

Service Class Shares	$1,000.00	$1,070.00	$4.42	$1,020.90	$4.32

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP High Yield Corporate Bond Portfolio

Portfolio Composition as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings or Issuers Held as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	T-Mobile USA, Inc., 6.00%–6.731%, due 4/28/19–1/15/26

2.	HCA, Inc., 4.25%–8.36%, due 10/1/18–2/15/26

3.	Freeport-McMoRan, Inc., 6.50%–6.875%, due 11/15/20–2/15/23

4.	Micron Technology, Inc., 5.25%–7.50%, due 8/1/23–1/15/26

5.	Comstock Resources, Inc.
6.	CCO Holdings LLC / CCO Holdings Capital Corp., 5.125%–6.625%, due 1/31/22–5/1/27

7.	Crown Castle International Corp., 5.25%, due 1/15/23

8.	Exide Technologies

9.	Hughes Satellite Systems Corp., 5.25%–7.625%, due 6/15/19–8/1/26

10.	Florida East Coast Holdings Corp., 6.75%–9.75%, due 5/1/19–5/1/20

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager Andrew Susser of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP High Yield Corporate Bond Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP High Yield Corporate Bond Portfolio returned 16.23% for Initial Class shares and 15.94% for Service Class shares. Over the same period, both share classes underperformed the 18.37% return of the Credit Suisse High Yield Index,1 which is the Portfolio’s benchmark. Both share classes outperformed the 13.08% return of the Average Lipper2 Variable Products High Yield Portfolio for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio is managed in a bottom-up investment style, which focuses on individual credit selection. In light of our fundamental approach, the most prevalent factor affecting the Portfolio’s relative performance during the reporting period was the significant rally in credit—specifically high-yield bonds. In mid-February 2016, high-yield bond spreads3 widened to more than 900 basis points over comparable U.S. Treasury securities. As the year progressed and commodity prices recovered, high-yield bonds rallied, finishing 2016 at spreads of less than 500 basis points. Security selection and sector positioning in the energy sector was the most significant positive contributor to the Portfolio’s performance relative to the Credit Suisse High Yield Index during the reporting period. (Contributions take weightings and total returns into account.) The Portfolio’s overweight position in exploration & production companies and positive security selection in that sector helped relative returns. Positioning and positive security selection in health care also proved beneficial to the Portfolio’s relative performance because the Portfolio was underweight pharmaceutical companies and rural hospital operators that underperformed during the reporting period. Underweight positions and positive selection in the food/tobacco and forest/containers sectors also added to the Portfolio’s relative performance.

Positioning in the gaming sector detracted from relative performance because the Portfolio did not hold positions in distressed securities that rebounded during the reporting period. An overweight position in transportation detracted from relative performance as the sector underperformed the market. The

Portfolio’s utility sector holdings detracted from relative performance during the reporting period because of an overweight position in a Texas-based electric utility wholesaler that lagged the market. Positioning in the metals/mining sector detracted from relative performance in light of the Portfolio’s underweight position in lower-quality coal miners and security selection among steel companies.

What was the Portfolio’s duration4 strategy during the reporting period? Please include the Portfolio’s duration at the end of the reporting period.

The Portfolio is not managed to a duration strategy, and its duration positioning results from our bottom-up investment process. Duration had a slightly negative effect on relative performance during the reporting period. As of December 31, 2016, the Portfolio’s modified duration to worst5 was 3.14 years, which was less than the 3.75-year duration of the Credit Suisse High Yield Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

High-yield bonds continued to sell off early in the reporting period because of a steep decline in global equity markets and continued declines in commodity prices. At the time, valuations of commodity-related bonds appeared to reflect extreme financial distress. During the reporting period, the Portfolio invested in select energy and metals/mining credits at what we viewed to be attractive risk-adjusted yields with margins of safety. The Portfolio also invested in select “fallen angels” (securities downgraded from investment grade to high yield). In addition, the Portfolio incrementally increased its allocation to Risk Group 36 credits based on risk-adjusted yields that we found more attractive.

After hitting its low point for the reporting period on February 11, 2016, the high-yield market rebounded sharply, returning over 20% for the remainder of the reporting period. Spreads tightened significantly, especially in commodity sectors and among securities rated CCC,7 which significantly outperformed the market in 2016. For relative-value reasons, the Portfolio began to reduce positions in sectors that had appreciated in price and began to add higher-quality positions at risk-adjusted yields that we found relatively attractive.

1.	See footnote on page 5 for more information on the Credit Suisse High Yield Index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
6.	MacKay Shields LLC manages portfolio risk through Risk Groups. The Subadvisor categorizes every security into one of four proprietary Risk Groups based on the holding’s asset coverage, normalized cash flow, and cash flow volatility. Group 3 holdings are considered risk credits, which are securities that may trade at a discount as well as have a minimum of 1.5x asset coverage and higher cash flow volatility.
7.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Portfolio holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Portfolio.

8	MainStay VP High Yield Corporate Bond Portfolio

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

The Portfolio is managed in a bottom-up investment style, which focuses on individual credit selection. During the reporting period, security selection and sector positioning in the energy sector made the sector the most significant contributor to the Portfolio’s performance relative to the Credit Suisse High Yield Index. The Portfolio’s overweight position in exploration & production companies and positive security selection also helped relative performance. Positioning and positive security selection in health care proved beneficial because the Portfolio held underweight positions in pharmaceutical companies and rural hospital operators that underperformed during the reporting period. Underweight positions and positive security selection in the food/tobacco and forest/containers sectors made positive contributions to the Portfolio’s relative performance.

The Portfolio’s positioning in the gaming sector detracted from relative performance because the Portfolio did not own securities of distressed companies that rebounded during the reporting period. An overweight position in transportation also detracted from the Portfolio’s relative performance because the sector underperformed the market. The Portfolio’s utility sector holdings detracted from performance during the reporting period because of an overweight position in a Texas-based electric utility wholesaler that lagged the market. Positioning in the metals/mining sector detracted from performance in light of the Portfolio’s underweight position in lower-quality coal miners and security selection among steel companies.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio purchased bonds of mining company Freeport-McMoRan during the reporting period. The sell-off in the company’s bonds had a strong technical factor, which we believed had exceeded the increased risk that resulted from the sell-off in commodity prices during the fourth quarter of 2015. We believed that the market was focused on short-term commodity prices and that it misunderstood the significant long-term asset value of Freeport-McMoRan. We also believed that the company’s short-term financial flexibility supported our purchase of the company’s bonds at spreads that we believed were very attractive. The Portfolio also added a position in MGM Growth Properties when the bond was issued in April 2016. The company is a real estate investment trust (REIT) that was spun off from MGM Resorts International, a gaming company headquartered in Las Vegas. MGM Resorts International owns the majority of the equity of MGM Growth Properties and guarantees the MGM Growth Properties bonds that the Portfolio purchased. We liked the bonds because we believed that they were well covered by the assets of the company. In particular, MGM Growth Properties owns seven properties on the Las Vegas strip as well as three other regional properties. We considered the leases that were put in place with the operator, MGM Resorts International, to be well-structured and expected that they would provide ample cash flow coverage relative to the rent stream. At the time of the new issue, we believed that the valuation was compelling relative to comparable bonds. The bonds also contain covenants (limits on debt and liens) that might protect the Portfolio as the company grows.

During the reporting period, the Portfolio sold its position in data storage company Western Digital. We sold the bonds because of fundamental business pressures and technical factors. The Portfolio exited its position in Kratos Defense & Security Solutions during the reporting period. The company is a defense and specialized security technology business focused on electronic attack & warfare, radar, satellite, intelligence, reconnaissance, and missile system platforms. The environment for defense contractors has become increasingly competitive, resulting in lower margins, frequent award protests and delays. The company also reported persistently weak operating results, negative free cash flow and continued credit-profile deterioration. With leverage at elevated levels, limited operational visibility in 2016, and concerns over Kratos Defense & Security Solutions’ ability to win future contracts in an uncertain defense budgetary environment, we believed that the risk of further downside far outweighed any positive elements in the business that had prompted our original investment decision.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, there were no material changes to the industry weights and our position in risk remained consistent in the Portfolio. There was a minimal increase in the Portfolio’s exposure to energy and metals/mining because of attractive valuations and yield levels. The Portfolio reduced its exposure to the health care and transportation industries during the reporting period.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio held overweight positions relative to the Credit Suisse High Yield Index in transportation and metals/minerals. As of the same date, the Portfolio held underweight positions in the gaming/leisure, media and information technology industries.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Principal Amount	Value
Long-Term Bonds 94.6% †
Convertible Bonds 2.7%
Auto Parts & Equipment 0.5%
♦Exide Technologies 7.00% (7.00% PIK), due 4/30/25 (a)(b)(c)(d)	$24,730,511	$15,036,151

Media 0.4%
DISH Network Corp. 3.375%, due 8/15/26 (d)	9,475,000	10,831,109

Mining 0.6%
Detour Gold Corp. 5.50%, due 11/30/17	18,642,000	18,921,630

Oil & Gas 0.7%
♦Comstock Resources, Inc.
7.75% (7.75% PIK), due 4/1/19 (a)	9,659,000	8,499,920
9.50% (9.50% PIK), due 6/15/20 (a)	9,424,958	8,293,963
Stone Energy Corp. 1.75%, due 3/1/17 (e)(f)	9,110,000	5,511,550

		22,305,433

Real Estate Investment Trusts 0.5%
VEREIT, Inc. 3.75%, due 12/15/20	14,055,000	14,081,424

Total Convertible Bonds (Cost $87,927,448)		81,175,747

Corporate Bonds 91.5%
Advertising 0.6%
Lamar Media Corp.
5.375%, due 1/15/24	5,447,000	5,637,645
5.75%, due 2/1/26	2,935,000	3,089,088
5.875%, due 2/1/22	1,525,000	1,570,750
Outfront Media Capital LLC / Outfront Media Capital Corp.
5.25%, due 2/15/22	3,495,000	3,626,062
5.625%, due 2/15/24	2,880,000	3,002,400

		16,925,945

Aerospace & Defense 1.3%
KLX, Inc. 5.875%, due 12/1/22 (d)	10,125,000	10,428,750
Orbital ATK, Inc.
5.25%, due 10/1/21	4,270,000	4,434,929
5.50%, due 10/1/23	3,775,000	3,888,250

	Principal Amount	Value
Aerospace & Defense (continued)
Spirit AeroSystems, Inc. 5.25%, due 3/15/22	$5,809,000	$6,069,074
TransDigm, Inc.
5.50%, due 10/15/20	5,780,000	5,924,500
6.00%, due 7/15/22	2,760,000	2,870,400
6.375%, due 6/15/26 (d)	1,950,000	2,002,650
6.50%, due 7/15/24	2,000,000	2,092,500
6.50%, due 5/15/25 (d)	2,280,000	2,388,300

		40,099,353

Apparel 0.3%
Hanesbrands, Inc. 4.875%, due 5/15/26 (d)	2,750,000	2,688,125
William Carter Co. (The) 5.25%, due 8/15/21	5,380,000	5,575,025

		8,263,150

Auto Manufacturers 1.1%
Allied Specialty Vehicles, Inc. 8.50%, due 11/1/19 (d)	9,875,000	10,146,562
BCD Acquisition, Inc. 9.625%, due 9/15/23 (d)	6,625,000	7,088,750
Ford Holdings LLC 9.30%, due 3/1/30	6,970,000	9,470,683
General Motors Financial Co., Inc.
4.75%, due 8/15/17	1,000,000	1,018,968
6.75%, due 6/1/18	6,125,000	6,501,988

		34,226,951

Auto Parts & Equipment 3.0%
Adient Global Holdings, Ltd. 4.875%, due 8/15/26 (d)	8,100,000	7,938,000
Cooper-Standard Automotive, Inc. 5.625%, due 11/15/26 (d)	3,030,000	2,995,913
♦Exide Technologies 11.00% (4.00% Cash and 7.00% PIK), due 4/30/20 (a)(b)(c)(d)	21,885,924	18,865,666
♦Exide Technologies (Escrow Claim Shares) 8.625%, due 2/1/18 (b)(c)(g)	20,190,000	20,190
Goodyear Tire & Rubber Co. (The) 5.125%, due 11/15/23	2,780,000	2,863,400
IHO Verwaltungs GmbH
4.125% (4.125% Cash or 4.875% PIK), due 9/15/21 (a)(d)	4,230,000	4,272,300
4.50% (4.50% Cash or 5.25% PIK), due 9/15/23 (a)(d)	8,830,000	8,631,325
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26 (a)(d)	5,510,000	5,317,150

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
International Automotive Components Group S.A. 9.125%, due 6/1/18 (d)	$4,775,000	$4,655,625
Meritor, Inc.
6.25%, due 2/15/24	4,000,000	3,920,000
6.75%, due 6/15/21	970,000	991,825
Nexteer Automotive Group, Ltd. 5.875%, due 11/15/21 (d)	5,640,000	5,851,500
Schaeffler Finance B.V.
4.25%, due 5/15/21 (d)	6,335,000	6,461,700
4.75%, due 5/15/23 (d)	7,045,000	7,150,675
Tenneco, Inc. 5.00%, due 7/15/26	3,375,000	3,311,719
Titan International, Inc. 6.875%, due 10/1/20	1,480,000	1,448,550
ZF North America Capital, Inc. 4.75%, due 4/29/25 (d)	4,945,000	5,031,537

		89,727,075

Banks 0.2%
Provident Funding Associates, L.P. / PFG Finance Corp. 6.75%, due 6/15/21 (d)	6,965,000	6,999,825

Biotechnology 0.3%
AMAG Pharmaceuticals, Inc. 7.875%, due 9/1/23 (d)	7,530,000	7,530,000

Building Materials 1.3%
BMC East LLC 5.50%, due 10/1/24 (d)	2,965,000	2,957,588
Gibraltar Industries, Inc. 6.25%, due 2/1/21	5,525,000	5,690,750
James Hardie International Finance, Ltd. 5.875%, due 2/15/23 (d)	8,385,000	8,678,475
RSI Home Products, Inc. 6.50%, due 3/15/23 (d)	1,813,000	1,894,585
Standard Industries, Inc. 5.125%, due 2/15/21 (d)	2,500,000	2,606,250
Summit Materials LLC / Summit Materials Finance Corp. 6.125%, due 7/15/23	10,455,000	10,729,339
8.50%, due 4/15/22	3,860,000	4,265,300
Vulcan Materials Co. 7.50%, due 6/15/21	480,000	565,200

		37,387,487

Chemicals 1.7%
Blue Cube Spinco, Inc.
9.75%, due 10/15/23	11,870,000	14,125,300
10.00%, due 10/15/25	6,875,000	8,301,562

	Principal Amount	Value
Chemicals (continued)
GCP Applied Technologies, Inc. 9.50%, due 2/1/23 (d)	$5,795,000	$6,649,763
Kissner Holdings, L.P. / Kissner Milling Co., Ltd. / BSC Holding, Inc. 8.375%, due 12/1/22 (d)	5,160,000	5,211,600
Olin Corp. 5.50%, due 8/15/22	3,261,000	3,358,830
PolyOne Corp. 5.25%, due 3/15/23	6,634,000	6,733,510
Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc. 6.75%, due 5/1/22 (d)	4,530,000	4,756,500
Westlake Chemical Corp. 4.625%, due 2/15/21 (d)	1,000,000	1,035,000

		50,172,065

Coal 0.7%
CONSOL Energy, Inc.
5.875%, due 4/15/22	15,330,000	15,023,400
8.00%, due 4/1/23	5,435,000	5,577,669

		20,601,069

Commercial Services 3.7%
Ashtead Capital, Inc.
5.625%, due 10/1/24 (d)	4,245,000	4,446,637
6.50%, due 7/15/22 (d)	13,651,000	14,299,422
Avis Budget Car Rental LLC / Avis Budget Finance, Inc.
5.50%, due 4/1/23	10,250,000	10,070,625
6.375%, due 4/1/24 (d)	7,465,000	7,455,669
Cimpress N.V. 7.00%, due 4/1/22 (d)	11,005,000	11,225,100
Flexi-Van Leasing, Inc. 7.875%, due 8/15/18 (d)	4,865,000	4,427,150
Great Lakes Dredge & Dock Corp. 7.375%, due 2/1/19	14,467,000	14,322,330
IHS Markit, Ltd. 5.00%, due 11/1/22 (d)	20,705,000	21,481,437
Jaguar Holding Co. II / Pharmaceutical Product Development LLC 6.375%, due 8/1/23 (d)	2,840,000	3,038,800
Nielsen Co. Luxembourg S.A.R.L. (The) 5.50%, due 10/1/21 (d)	1,340,000	1,393,600
Team Health, Inc. 7.25%, due 12/15/23 (d)	9,618,000	10,940,475
United Rentals North America, Inc.
4.625%, due 7/15/23	1,980,000	2,019,600
7.625%, due 4/15/22	683,000	718,858
WEX, Inc. 4.75%, due 2/1/23 (d)	4,915,000	4,798,269

		110,637,972

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Computers 0.3%
Conduent Finance, Inc. / Xerox Business Services LLC 10.50%, due 12/15/24 (d)	$1,000,000	$1,070,000
NCR Corp. 6.375%, due 12/15/23	6,300,000	6,772,500

		7,842,500

Cosmetics & Personal Care 0.6%
Edgewell Personal Care Co.
4.70%, due 5/19/21	6,235,000	6,562,874
4.70%, due 5/24/22	8,070,000	8,312,100
First Quality Finance Co., Inc. 4.625%, due 5/15/21 (d)	2,960,000	2,930,400

		17,805,374

Distribution & Wholesale 0.4%
American Tire Distributors, Inc. 10.25%, due 3/1/22 (d)	6,660,000	6,389,138
H&E Equipment Services, Inc. 7.00%, due 9/1/22	5,290,000	5,567,725

		11,956,863

Electric 1.7%
Calpine Corp.
5.875%, due 1/15/24 (d)	6,235,000	6,499,988
6.00%, due 1/15/22 (d)	8,255,000	8,626,475
GenOn Energy, Inc.
7.875%, due 6/15/17	18,032,000	12,847,800
9.50%, due 10/15/18	16,986,000	12,006,979
NRG REMA LLC
Series B 9.237%, due 7/2/17	970,546	776,437
Series C 9.681%, due 7/2/26	10,380,000	6,695,100
Public Service Co. of New Mexico 7.95%, due 5/15/18	1,805,000	1,948,591

		49,401,370

Electrical Components & Equipment 1.3%
Belden, Inc. 5.50%, due 9/1/22 (d)	15,333,000	15,792,990
General Cable Corp. 5.75%, due 10/1/22	14,730,000	14,288,100
WESCO Distribution, Inc. 5.375%, due 12/15/21	7,160,000	7,392,700

		37,473,790

Electronics 0.6%
Allegion PLC 5.875%, due 9/15/23	3,000,000	3,180,000
Allegion U.S. Holding Co., Inc. 5.75%, due 10/1/21	7,105,000	7,424,725

	Principal Amount	Value
Electronics (continued)
Kemet Corp. 10.50%, due 5/1/18	$8,305,000	$8,294,619

		18,899,344

Engineering & Construction 0.8%
Broadspectrum, Ltd. 8.375%, due 5/15/20 (d)	9,520,000	10,067,400
New Enterprise Stone & Lime Co., Inc. 11.00%, due 9/1/18	8,215,000	8,194,462
Weekley Homes LLC / Weekley Finance Corp. 6.00%, due 2/1/23	7,219,000	6,424,910

		24,686,772

Entertainment 1.0%
Churchill Downs, Inc. 5.375%, due 12/15/21	7,965,000	8,263,687
GLP Capital, L.P. / GLP Financing II, Inc.
4.875%, due 11/1/20	2,420,000	2,541,000
5.375%, due 4/15/26	1,660,000	1,731,214
NAI Entertainment Holdings / NAI Entertainment Holdings Finance Corp. 5.00%, due 8/1/18 (d)	4,830,000	4,895,205
Rivers Pittsburgh Borrower, L.P. / Rivers Pittsburgh Finance Corp. 6.125%, due 8/15/21 (d)	1,000,000	1,022,500
Sterling Entertainment Enterprises LLC 9.75%, due 12/15/19 (b)(c)(g)	10,000,000	10,375,000

		28,828,606

Finance—Auto Loans 0.3%
Ally Financial, Inc. 6.25%, due 12/1/17	1,395,000	1,447,313
Credit Acceptance Corp.
6.125%, due 2/15/21	2,105,000	2,126,050
7.375%, due 3/15/23	4,245,000	4,361,737

		7,935,100

Finance—Consumer Loans 0.8%
CFG Holdings, Ltd. / CFG Finance LLC 11.50%, due 11/15/19 (d)	6,915,000	7,001,437
Ocwen Loan Servicing LLC 8.375%, due 11/15/22 (d)	4,025,000	4,087,387
OneMain Financial Holdings LLC
6.75%, due 12/15/19 (d)	2,600,000	2,710,500
7.25%, due 12/15/21 (d)	3,326,000	3,467,355
Speedy Cash Intermediate Holdings Corp. 10.75%, due 5/15/18 (d)	2,440,000	2,336,300
Springleaf Finance Corp. 8.25%, due 12/15/20	2,725,000	2,963,438

		22,566,417

12	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Credit Card 0.0%‡
Alliance Data Systems Corp. 6.375%, due 4/1/20 (d)	$1,000,000	$1,015,000

Finance—Investment Banker/Broker 0.6%
E*TRADE Financial Corp.
4.625%, due 9/15/23	3,145,000	3,207,900
5.375%, due 11/15/22	5,700,000	6,031,826
5.875%, due 12/29/49 (h)	1,475,000	1,462,831
KCG Holdings, Inc. 6.875%, due 3/15/20 (d)	7,840,000	7,840,000

		18,542,557

Finance—Leasing Companies 0.5%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.625%, due 10/30/20	2,495,000	2,594,800
5.00%, due 10/1/21	5,465,000	5,745,081
Lincoln Finance, Ltd. 7.375%, due 4/15/21 (d)	5,545,000	5,905,425

		14,245,306

Finance—Mortgage Loan/Banker 0.4%
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
5.875%, due 8/1/21 (d)	8,560,000	8,132,000
7.375%, due 10/1/17	5,115,000	5,115,000

		13,247,000

Finance—Other Services 0.5%
Cantor Commercial Real Estate Co., L.P. / CCRE Finance Corp. 7.75%, due 2/15/18 (d)	8,245,000	8,245,000
Nationstar Mortgage LLC / Nationstar Capital Corp.
6.50%, due 8/1/18	1,304,000	1,325,190
7.875%, due 10/1/20	5,476,000	5,667,660

		15,237,850

Food 2.1%
B&G Foods, Inc. 4.625%, due 6/1/21	5,820,000	5,936,400
C&S Group Enterprises LLC 5.375%, due 7/15/22 (d)	14,335,000	13,833,275
Fresh Market, Inc. (The) 9.75%, due 5/1/23 (d)	5,010,000	4,283,550
Ingles Markets, Inc. 5.75%, due 6/15/23	3,500,000	3,596,250
KeHE Distributors LLC / KeHE Finance Corp. 7.625%, due 8/15/21 (d)	6,755,000	6,721,225
Lamb Weston Holdings, Inc.
4.625%, due 11/1/24 (d)	2,340,000	2,345,850
4.875%, due 11/1/26 (d)	2,500,000	2,473,438

	Principal Amount	Value
Food (continued)
Land O’ Lakes, Inc. 6.00%, due 11/15/22 (d)	$7,880,000	$8,589,200
Land O’Lakes Capital Trust I 7.45%, due 3/15/28 (d)	3,505,000	3,785,400
TreeHouse Foods, Inc. 6.00%, due 2/15/24 (d)	2,965,000	3,113,250
Wells Enterprises, Inc. 6.75%, due 2/1/20 (d)	6,897,000	7,121,152

		61,798,990

Forest Products & Paper 0.6%
Smurfit Kappa Treasury Funding, Ltd. 7.50%, due 11/20/25	15,768,000	18,290,880

Gas 0.5%
AmeriGas Partners, L.P. / AmeriGas Finance Corp.
5.50%, due 5/20/25	2,050,000	2,070,500
5.625%, due 5/20/24	7,385,000	7,551,162
5.875%, due 8/20/26	6,495,000	6,592,425

		16,214,087

Health Care—Products 0.4%
Alere, Inc. 6.375%, due 7/1/23 (d)	600,000	596,250
Hill-Rom Holdings, Inc. 5.75%, due 9/1/23 (d)	4,705,000	4,857,913
Hologic, Inc. 5.25%, due 7/15/22 (d)	3,760,000	3,957,400
Sterigenics-Nordion Holdings LLC 6.50%, due 5/15/23 (d)	1,000,000	1,017,500

		10,429,063

Health Care—Services 3.9%
Acadia Healthcare Co., Inc.
5.625%, due 2/15/23	6,640,000	6,640,000
6.50%, due 3/1/24	1,865,000	1,906,962
Centene Corp.
4.75%, due 5/15/22	450,000	454,500
4.75%, due 1/15/25	4,280,000	4,178,350
5.625%, due 2/15/21	4,465,000	4,694,501
6.125%, due 2/15/24	6,315,000	6,654,431
Fresenius Medical Care U.S. Finance II, Inc.
4.75%, due 10/15/24 (d)	2,970,000	2,999,700
5.625%, due 7/31/19 (d)	460,000	489,900
6.50%, due 9/15/18 (d)	3,750,000	3,965,625
♦HCA, Inc.
4.25%, due 10/15/19	1,000,000	1,040,000
5.00%, due 3/15/24	8,637,000	8,885,314
5.25%, due 4/15/25	7,985,000	8,334,344

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Services (continued)
HCA, Inc. (continued)
5.375%, due 2/1/25	$1,855,000	$1,859,638
5.875%, due 3/15/22	5,130,000	5,527,575
5.875%, due 5/1/23	4,200,000	4,462,500
5.875%, due 2/15/26	3,655,000	3,764,650
7.50%, due 2/15/22	1,570,000	1,781,950
7.58%, due 9/15/25	575,000	619,563
7.69%, due 6/15/25	5,490,000	5,970,375
8.00%, due 10/1/18	1,738,000	1,894,420
8.36%, due 4/15/24	1,020,000	1,157,700
HealthSouth Corp. 5.75%, due 11/1/24	4,675,000	4,733,437
Kindred Healthcare, Inc. 8.00%, due 1/15/20	2,650,000	2,636,750
Molina Healthcare, Inc. 5.375%, due 11/15/22	5,400,000	5,481,000
MPH Acquisition Holdings LLC 7.125%, due 6/1/24 (d)	14,230,000	14,978,498
Quorum Health Corp. 11.625%, due 4/15/23 (d)	2,565,000	2,148,187
Tenet Healthcare Corp.
6.75%, due 6/15/23	2,585,000	2,281,262
7.50%, due 1/1/22 (d)	1,785,000	1,860,863
8.125%, due 4/1/22	5,650,000	5,330,775

		116,732,770

Home Builders 2.6%
Ashton Woods USA LLC / Ashton Woods Finance Co. 6.875%, due 2/15/21 (d)	11,465,000	11,035,062
AV Homes, Inc. 8.50%, due 7/1/19	8,215,000	8,481,987
Brookfield Residential Properties, Inc.
6.375%, due 5/15/25 (d)	3,520,000	3,511,200
6.50%, due 12/15/20 (d)	12,695,000	12,980,637
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 6.125%, due 7/1/22 (d)	4,100,000	4,120,500
CalAtlantic Group, Inc. 6.625%, due 5/1/20	2,460,000	2,699,850
Century Communities, Inc. 6.875%, due 5/15/22	7,340,000	7,523,500
Mattamy Group Corp. 6.50%, due 11/15/20 (d)	10,465,000	10,621,975
Meritage Homes Corp. 7.00%, due 4/1/22	315,000	340,988
Modular Space Corp. 10.25%, due 1/31/19 (d)(f)	3,155,000	1,743,138
Taylor Morrison Communities, Inc. / Monarch Communities, Inc. 5.25%, due 4/15/21 (d)	968,000	992,200

	Principal Amount	Value
Home Builders (continued)
WCI Communities, Inc. 6.875%, due 8/15/21	$3,175,000	$3,341,688
Woodside Homes Co. LLC / Woodside Homes Finance, Inc. 6.75%, due 12/15/21 (d)	10,179,000	9,822,735

		77,215,460

Household Products & Wares 0.5%
Prestige Brands, Inc.
5.375%, due 12/15/21 (d)	2,665,000	2,744,950
6.375%, due 3/1/24 (d)	3,075,000	3,228,750
Spectrum Brands, Inc.
5.75%, due 7/15/25	2,955,000	3,065,813
6.625%, due 11/15/22	6,090,000	6,470,625

		15,510,138

Housewares 0.3%
Radio Systems Corp. 8.375%, due 11/1/19 (d)	9,865,000	10,284,263

Insurance 1.4%
American Equity Investment Life Holding Co. 6.625%, due 7/15/21	7,970,000	8,308,725
Fairfax Financial Holdings, Ltd. 8.30%, due 4/15/26	4,645,000	5,383,876
Fidelity & Guaranty Life Holdings, Inc. 6.375%, due 4/1/21 (d)	7,858,000	7,818,710
Ironshore Holdings (U.S.), Inc. 8.50%, due 5/15/20 (d)	4,000,000	4,648,056
MGIC Investment Corp. 5.75%, due 8/15/23	6,625,000	6,906,562
USI, Inc. 7.75%, due 1/15/21 (d)	8,835,000	9,011,700

		42,077,629

Internet 1.5%
Cogent Communications Group, Inc. 5.375%, due 3/1/22 (d)	2,870,000	2,963,275
Match Group, Inc.
6.375%, due 6/1/24	1,250,000	1,318,750
6.75%, due 12/15/22	17,700,000	18,673,500
Netflix, Inc.
5.50%, due 2/15/22	7,455,000	8,032,762
5.75%, due 3/1/24	7,469,000	7,991,830
5.875%, due 2/15/25	1,425,000	1,537,219
VeriSign, Inc. 5.25%, due 4/1/25	4,655,000	4,771,375

		45,288,711

14	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Investment Management/Advisory Services 0.5%
Drawbridge Special Opportunities Fund, L.P. / Drawbridge Special Opportunities Finance 5.00%, due 8/1/21 (d)	$8,115,000	$7,810,688
NFP Corp. 9.00%, due 7/15/21 (d)	5,315,000	5,607,325

		13,418,013

Iron & Steel 1.0%
Allegheny Ludlum LLC 6.95%, due 12/15/25	4,355,000	3,919,500
Allegheny Technologies, Inc. 7.875%, due 8/15/23	7,398,000	7,250,040
BlueScope Steel Finance, Ltd. / BlueScope Steel Finance USA LLC 6.50%, due 5/15/21 (d)	11,339,000	12,014,804
Evraz, Inc. N.A. 7.50%, due 11/15/19 (d)	5,970,000	5,999,850

		29,184,194

Leisure Time 2.1%
Brunswick Corp. 4.625%, due 5/15/21 (d)	5,900,000	5,966,375
Carlson Travel, Inc. 6.75%, due 12/15/23 (d)	16,000,000	16,640,000
9.50%, due 12/15/24 (d)	11,438,000	11,967,007
Carlson Wagonlit B.V. 6.875%, due 6/15/19 (d)	24,186,000	25,017,515
Vista Outdoor, Inc. 5.875%, due 10/1/23	1,500,000	1,570,320

		61,161,217

Lodging 1.0%
Boyd Gaming Corp. 6.375%, due 4/1/26 (d)	2,935,000	3,160,995
Choice Hotels International, Inc. 5.75%, due 7/1/22	8,283,000	8,842,102
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24 (d)	4,410,000	4,277,700
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp. 5.625%, due 10/15/21	8,570,000	8,852,810
Jack Ohio Finance LLC / Jack Ohio Finance 1 Corp. 6.75%, due 11/15/21 (d)	5,940,000	6,014,250

		31,147,857

Machinery—Construction & Mining 0.2%
BlueLine Rental Finance Corp. 7.00%, due 2/1/19 (d)	5,105,000	4,977,375

	Principal Amount	Value
Machinery—Construction & Mining (continued)
Vander Intermediate Holding II Corp. 9.75% (9.75% Cash or 10.50% PIK), due 2/1/19 (a)(d)	$2,489,162	$1,767,305

		6,744,680

Machinery—Diversified 0.5%
Briggs & Stratton Corp. 6.875%, due 12/15/20	5,030,000	5,509,409
SPX FLOW, Inc. 5.625%, due 8/15/24 (d)	450,000	453,375
Zebra Technologies Corp. 7.25%, due 10/15/22	8,520,000	9,265,500

		15,228,284

Media 5.7%
Altice Financing S.A. 7.50%, due 5/15/26 (d)	4,165,000	4,331,600
Altice U.S. Finance I Corp. 5.375%, due 7/15/23 (d)	6,840,000	7,096,500
Cablevision Systems Corp. 7.75%, due 4/15/18	5,826,000	6,146,430
♦CCO Holdings LLC / CCO Holdings Capital Corp.
5.125%, due 2/15/23	5,130,000	5,271,075
5.125%, due 5/1/23 (d)	5,805,000	5,979,150
5.25%, due 9/30/22	500,000	517,500
5.375%, due 5/1/25 (d)	2,596,000	2,673,880
5.75%, due 1/15/24	4,118,000	4,303,310
5.75%, due 2/15/26 (d)	4,175,000	4,321,125
5.875%, due 4/1/24 (d)	8,005,000	8,545,337
5.875%, due 5/1/27 (d)	3,750,000	3,890,625
6.625%, due 1/31/22	800,000	829,000
Cogeco Communications, Inc. 4.875%, due 5/1/20 (d)	7,110,000	7,314,413
CSC Holdings LLC
7.625%, due 7/15/18	95,000	101,413
7.875%, due 2/15/18	965,000	1,018,075
Midcontinent Communications / Midcontinent Finance Corp. 6.875%, due 8/15/23 (d)	4,205,000	4,478,325
Nielsen Finance LLC / Nielsen Finance Co.
4.50%, due 10/1/20	6,120,000	6,227,100
5.00%, due 4/15/22 (d)	20,569,000	20,954,669
Quebecor Media, Inc. 5.75%, due 1/15/23	15,047,000	15,611,262
SFR Group S.A.
6.00%, due 5/15/22 (d)	7,320,000	7,512,150
6.25%, due 5/15/24 (d)	1,000,000	1,005,000
7.375%, due 5/1/26 (d)	13,000,000	13,325,000
Videotron, Ltd.
5.00%, due 7/15/22	4,865,000	4,986,625
5.375%, due 6/15/24 (d)	8,505,000	8,728,256

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Virgin Media Secured Finance PLC
5.25%, due 1/15/21	$23,257,000	$24,536,135
5.50%, due 8/15/26 (d)	1,000,000	997,500

		170,701,455

Metal Fabricate & Hardware 1.6%
Grinding Media, Inc. / MC Grinding Media Canada, Inc. 7.375%, due 12/15/23 (d)	6,905,000	7,254,393
Novelis Corp.
5.875%, due 9/30/26 (d)	7,240,000	7,312,400
6.25%, due 8/15/24 (d)	6,385,000	6,768,100
Optimas OE Solutions Holding LLC / Optimas OE Solutions, Inc. 8.625%, due 6/1/21 (d)	3,870,000	3,057,300
Wise Metals Group LLC / Wise Alloys Finance Corp. 8.75%, due 12/15/18 (d)	22,000,000	22,880,000

		47,272,193

Mining 4.5%
Alamos Gold, Inc. 7.75%, due 4/1/20 (d)	18,827,000	19,580,080
Alcoa Nederland Holding B.V.
6.75%, due 9/30/24 (d)	2,315,000	2,511,775
7.00%, due 9/30/26 (d)	3,295,000	3,608,025
Aleris International, Inc.
7.875%, due 11/1/20	4,295,000	4,305,737
9.50%, due 4/1/21 (d)	11,050,000	11,851,125
Constellium N.V. 5.75%, due 5/15/24 (d)	2,000,000	1,870,000
First Quantum Minerals, Ltd.
6.75%, due 2/15/20 (d)	2,355,000	2,349,113
7.25%, due 10/15/19 (d)	8,175,000	8,256,750
♦Freeport-McMoRan, Inc.
6.50%, due 11/15/20 (d)	8,530,000	8,764,575
6.625%, due 5/1/21 (d)	7,725,000	7,860,187
6.75%, due 2/1/22 (d)	4,079,000	4,191,173
6.875%, due 2/15/23 (d)	22,020,000	23,121,000
Hecla Mining Co. 6.875%, due 5/1/21	13,260,000	13,558,350
New Gold, Inc. 7.00%, due 4/15/20 (d)	12,890,000	13,212,250
Petra Diamonds U.S. Treasury PLC 8.25%, due 5/31/20 (d)	6,125,000	6,324,062
St. Barbara, Ltd. 8.875%, due 4/15/18 (d)	2,256,000	2,329,320

		133,693,522

	Principal Amount	Value
Miscellaneous—Manufacturing 1.0%
Amsted Industries, Inc. 5.00%, due 3/15/22 (d)	$2,715,000	$2,715,000
CTP Transportation Products LLC / CTP Finance, Inc. 8.25%, due 12/15/19 (d)	7,655,000	6,602,437
EnPro Industries, Inc. 5.875%, due 9/15/22	5,180,000	5,322,450
Gates Global LLC / Gates Global Co. 6.00%, due 7/15/22 (d)	9,320,000	9,114,960
Koppers, Inc. 7.875%, due 12/1/19	5,005,000	5,073,819

		28,828,666

Oil & Gas 8.7%
California Resources Corp.
5.00%, due 1/15/20	17,715,000	14,570,587
8.00%, due 12/15/22 (d)	4,440,000	3,951,600
Callon Petroleum Co. 6.125%, due 10/1/24 (d)	3,950,000	4,068,500
Calumet Specialty Products Partners, L.P. / Calumet Finance Corp.
6.50%, due 4/15/21	4,295,000	3,640,013
7.625%, due 1/15/22	8,218,000	6,964,755
11.50%, due 1/15/21 (d)	10,555,000	12,059,087
Carrizo Oil & Gas, Inc. 7.50%, due 9/15/20	4,480,000	4,636,800
Chesapeake Energy Corp. (Escrow Claim Shares) 6.775%, due 3/15/19 (b)(c)(f)(g)	6,820,000	2,182,400
♦Comstock Resources, Inc. 10.00% (10.00% Cash or 12.25% PIK), due 3/15/20 (a)	20,235,000	20,740,875
Concho Resources, Inc.
5.50%, due 10/1/22	3,255,000	3,372,994
6.50%, due 1/15/22	7,710,000	7,977,537
Continental Resources, Inc. 5.00%, due 9/15/22	7,287,000	7,355,425
Gulfport Energy Corp. 6.00%, due 10/15/24 (d)	7,435,000	7,565,112
6.375%, due 5/15/25 (d)	3,860,000	3,909,022
Halcon Resources Corp. 8.625%, due 2/1/20 (d)	13,039,000	13,560,560
Jones Energy Holdings LLC / Jones Energy Finance Corp. 6.75%, due 4/1/22	3,625,000	3,452,813
Matador Resources Co. 6.875%, due 4/15/23 (d)	3,075,000	3,228,750
Murphy Oil Corp. 6.875%, due 8/15/24	3,315,000	3,530,475
Murphy Oil USA, Inc. 6.00%, due 8/15/23	6,410,000	6,682,425

16	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Newfield Exploration Co.
5.625%, due 7/1/24	$6,565,000	$6,844,012
5.75%, due 1/30/22	2,480,000	2,613,300
Oasis Petroleum, Inc.
6.50%, due 11/1/21	4,051,000	4,126,956
6.875%, due 3/15/22	1,480,000	1,517,000
6.875%, due 1/15/23	2,000,000	2,050,000
PDC Energy, Inc. 7.75%, due 10/15/22	11,090,000	11,810,850
PetroQuest Energy, Inc. 10.00% (1.00% Cash and 9.00% PIK), due 2/15/21 (a)(d)	18,070,000	12,649,000
Range Resources Corp.
5.75%, due 6/1/21 (d)	5,875,000	6,154,063
5.875%, due 7/1/22 (d)	4,620,000	4,804,800
Rex Energy Corp. 1.00%, due 10/1/20 (i)	41,860,000	21,767,200
RSP Permian, Inc. 5.25%, due 1/15/25 (d)	3,000,000	3,015,000
6.625%, due 10/1/22	5,935,000	6,276,263
SM Energy Co.
6.50%, due 11/15/21	3,090,000	3,151,800
6.50%, due 1/1/23	4,525,000	4,598,531
Stone Energy Corp. 7.50%, due 11/15/22 (e)(f)	26,945,000	16,167,000
WPX Energy, Inc.
6.00%, due 1/15/22	9,425,000	9,660,625
7.50%, due 8/1/20	8,885,000	9,551,375

		260,207,505

Oil & Gas Services 0.4%
Forum Energy Technologies, Inc. 6.25%, due 10/1/21	13,005,000	13,005,000

Packaging & Containers 0.2%
AEP Industries, Inc. 8.25%, due 4/15/19	4,410,000	4,498,200

Pharmaceuticals 2.0%
DPx Holdings B.V. 7.50%, due 2/1/22 (d)	7,290,000	7,709,175
Endo Finance LLC 5.75%, due 1/15/22 (d)	2,150,000	1,897,375
Endo Ltd. / Endo Finance LLC / Endo Finco, Inc.
6.00%, due 7/15/23 (d)	3,990,000	3,496,238
6.50%, due 2/1/25 (d)	4,735,000	3,965,563
Grifols Worldwide Operations, Ltd. 5.25%, due 4/1/22	10,925,000	11,307,375

	Principal Amount	Value
Pharmaceuticals (continued)
inVentiv Group Holdings, Inc. / inVentiv Health, Inc. / inVentiv Health Clinical, Inc. 7.50%, due 10/1/24 (d)	$1,500,000	$1,571,100
Nature’s Bounty Co. (The) 7.625%, due 5/15/21 (d)	13,285,000	13,749,975
Valeant Pharmaceuticals International, Inc.
6.375%, due 10/15/20 (d)	1,790,000	1,537,717
6.75%, due 8/15/18 (d)	5,305,000	5,026,488
7.00%, due 10/1/20 (d)	1,975,000	1,702,203
7.50%, due 7/15/21 (d)	8,865,000	7,513,087

		59,476,296

Pipelines 3.6%
ANR Pipeline Co.
7.375%, due 2/15/24	395,000	477,602
9.625%, due 11/1/21	5,950,000	7,703,983
Antero Midstream Partners L.P. / Antero Midstream Finance Corp. 5.375%, due 9/15/24 (d)	3,115,000	3,146,150
Cheniere Corpus Christi Holdings LLC 5.875%, due 3/31/25 (d)	5,295,000	5,402,541
EnLink Midstream Partners, L.P. 4.15%, due 6/1/25	2,246,000	2,180,111
Genesis Energy, L.P. / Genesis Energy Finance Corp.
5.75%, due 2/15/21	2,570,000	2,595,700
6.75%, due 8/1/22	12,305,000	12,784,895
Holly Energy Partners, L.P. / Holly Energy Finance Corp.
6.00%, due 8/1/24 (d)	2,930,000	3,054,525
6.50%, due 3/1/20	986,000	1,018,045
MPLX, L.P.
4.875%, due 12/1/24	5,790,000	5,961,928
4.875%, due 6/1/25	9,383,000	9,647,103
5.50%, due 2/15/23	13,367,000	13,906,465
Northwest Pipeline LLC 7.125%, due 12/1/25	2,195,000	2,610,173
NuStar Logistics, L.P.
6.75%, due 2/1/21	4,115,000	4,444,200
8.15%, due 4/15/18	1,000,000	1,067,500
Rockies Express Pipeline LLC 6.00%, due 1/15/19 (d)	4,463,000	4,686,150
Sabine Pass Liquefaction LLC 5.875%, due 6/30/26 (d)	6,485,000	6,987,588
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 7.50%, due 7/1/21	7,780,000	8,169,000
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp.
6.125%, due 10/15/21	2,225,000	2,336,250

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Pipelines (continued)
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. (continued)
6.25%, due 10/15/22	$1,405,000	$1,489,300
6.375%, due 5/1/24	1,690,000	1,808,300
Williams Partners, L.P. / ACMP Finance Corp. 6.125%, due 7/15/22	6,240,000	6,436,136

		107,913,645

Real Estate 1.7%
AAF Holdings LLC / AAF Finance Co. 12.00% (12.00% Cash or 12.75% PIK), due 7/1/19 (a)(d)	9,975,778	10,299,991
CBRE Services, Inc. 5.00%, due 3/15/23	13,060,000	13,472,566
5.25%, due 3/15/25	2,895,000	2,985,208
Howard Hughes Corp. (The) 6.875%, due 10/1/21 (d)	9,093,000	9,582,203
Realogy Group LLC / Realogy Co-Issuer Corp. 4.875%, due 6/1/23 (d)	4,975,000	4,800,875
Rialto Holdings LLC / Rialto Corp. 7.00%, due 12/1/18 (d)	10,480,000	10,611,000

		51,751,843

Real Estate Investment Trusts 3.3%
♦Crown Castle International Corp. 5.25%, due 1/15/23	32,390,000	34,859,737
Equinix, Inc. 5.375%, due 1/1/22	4,715,000	4,950,750
5.375%, due 4/1/23	10,555,000	10,950,813
5.75%, due 1/1/25	5,595,000	5,846,775
5.875%, due 1/15/26	7,000,000	7,367,500
FelCor Lodging, L.P. 5.625%, due 3/1/23	2,890,000	2,947,800
MGM Growth Properties Operating Partnership, L.P. / MGP Finance Co-Issuer, Inc.
4.50%, due 9/1/26 (d)	2,970,000	2,851,200
5.625%, due 5/1/24 (d)	15,920,000	16,676,200
MPT Operating Partnership, L.P. / MPT Finance Corp. 6.375%, due 2/15/22	800,000	829,000
Sabra Health Care, L.P. / Sabra Capital Corp. 5.375%, due 6/1/23	2,000,000	1,995,000
5.50%, due 2/1/21	2,350,000	2,414,625
Starwood Property Trust, Inc. 5.00%, due 12/15/21 (d)	3,180,000	3,222,612
VEREIT Operating Partnership, L.P. 4.125%, due 6/1/21	1,285,000	1,304,275
4.875%, due 6/1/26	2,375,000	2,405,519

		98,621,806

	Principal Amount	Value
Retail 4.8%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	$6,614,000	$6,961,235
Asbury Automotive Group, Inc. 6.00%, due 12/15/24	11,375,000	11,630,937
AutoNation, Inc. 6.75%, due 4/15/18	3,926,000	4,141,840
Brinker International, Inc. 5.00%, due 10/1/24 (d)	3,465,000	3,456,338
Dollar Tree, Inc. 5.75%, due 3/1/23	8,000,000	8,470,560
DriveTime Automotive Group, Inc. / Bridgecrest Acceptance Corp. 8.00%, due 6/1/21 (d)	13,440,000	13,020,000
First Cash Financial Services, Inc. 6.75%, due 4/1/21	4,175,000	4,310,687
GameStop Corp. 5.50%, due 10/1/19 (d)	5,795,000	5,932,631
6.75%, due 3/15/21 (d)	2,300,000	2,317,250
Group 1 Automotive, Inc. 5.00%, due 6/1/22	6,235,000	6,157,062
5.25%, due 12/15/23 (d)	2,740,000	2,712,600
Guitar Center, Inc. 6.50%, due 4/15/19 (d)	3,990,000	3,620,925
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC 5.00%, due 6/1/24 (d)	7,615,000	7,776,819
5.25%, due 6/1/26 (d)	2,245,000	2,278,675
L Brands, Inc. 5.625%, due 2/15/22	2,525,000	2,695,438
6.625%, due 4/1/21	3,610,000	4,052,225
6.75%, due 7/1/36	7,060,000	7,148,250
6.875%, due 11/1/35	2,610,000	2,662,200
8.50%, due 6/15/19	1,555,000	1,788,250
Men’s Wearhouse, Inc. (The) 7.00%, due 7/1/22	22,310,000	21,863,800
Penske Automotive Group, Inc.
5.375%, due 12/1/24	3,000,000	2,992,500
5.50%, due 5/15/26	500,000	493,750
5.75%, due 10/1/22	6,670,000	6,870,100
Sonic Automotive, Inc. 7.00%, due 7/15/22	4,220,000	4,420,450
Yum! Brands, Inc. 3.875%, due 11/1/20	1,250,000	1,276,563
3.875%, due 11/1/23	3,080,000	2,949,100
5.30%, due 9/15/19	1,330,000	1,406,475

		143,406,660

Semiconductors 1.5%
♦Micron Technology, Inc. 5.25%, due 8/1/23 (d)	2,930,000	2,940,987
5.25%, due 1/15/24 (d)	2,000,000	1,990,000

18	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Semiconductors (continued)
Micron Technology, Inc. (continued)
5.50%, due 2/1/25	$13,263,000	$13,196,685
5.625%, due 1/15/26 (d)	2,815,000	2,790,369
7.50%, due 9/15/23 (d)	18,920,000	20,953,900
Qorvo, Inc. 7.00%, due 12/1/25	2,185,000	2,419,888

		44,291,829

Software 2.3%
ACI Worldwide, Inc. 6.375%, due 8/15/20 (d)	12,995,000	13,368,606
Activision Blizzard, Inc. 6.125%, due 9/15/23 (d)	2,372,000	2,595,231
Camelot Finance S.A. 7.875%, due 10/15/24 (d)	1,540,000	1,593,900
Change Healthcare Holdings, Inc. 6.00%, due 2/15/21 (d)	4,733,000	4,945,985
Donnelley Financial Solutions, Inc. 8.25%, due 10/15/24 (d)	5,070,000	5,158,725
MSCI, Inc. 4.75%, due 8/1/26 (d)	3,290,000	3,273,550
5.25%, due 11/15/24 (d)	3,682,000	3,866,100
5.75%, due 8/15/25 (d)	4,195,000	4,457,188
Open Text Corp. 5.875%, due 6/1/26 (d)	3,670,000	3,871,850
PTC, Inc. 6.00%, due 5/15/24	11,130,000	11,742,150
Quintiles IMS, Inc. 4.875%, due 5/15/23 (d)	4,870,000	4,943,050
5.00%, due 10/15/26 (d)	8,045,000	8,065,113
RP Crown Parent LLC 7.375%, due 10/15/24 (d)	1,480,000	1,535,500

		69,416,948

Storage & Warehousing 0.2%
Algeco Scotsman Global Finance PLC 8.50%, due 10/15/18 (d)	6,455,000	5,987,013

Telecommunications 5.9%
Anixter, Inc. 5.125%, due 10/1/21	2,895,000	3,010,800
CenturyLink, Inc. 5.625%, due 4/1/25	3,120,000	2,964,000
Cogent Communications Finance, Inc. 5.625%, due 4/15/21 (d)	10,935,000	11,044,350
Frontier Communications Corp. 8.875%, due 9/15/20	1,650,000	1,757,250
10.50%, due 9/15/22	10,300,000	10,828,390
♦Hughes Satellite Systems Corp. 5.25%, due 8/1/26 (d)	7,035,000	6,894,300
6.50%, due 6/15/19	4,239,000	4,609,913

	Principal Amount	Value
Telecommunications (continued)
Hughes Satellite Systems Corp. (continued)
6.625%, due 8/1/26 (d)	$7,585,000	$7,622,925
7.625%, due 6/15/21	10,195,000	11,189,012
Level 3 Communications, Inc. 5.75%, due 12/1/22	1,920,000	1,972,800
NeuStar, Inc. 4.50%, due 1/15/23	12,865,000	13,154,462
Sprint Capital Corp. 6.875%, due 11/15/28	7,245,000	7,154,438
8.75%, due 3/15/32	770,000	847,000
Sprint Communications, Inc. 7.00%, due 3/1/20 (d)	12,085,000	13,112,225
9.00%, due 11/15/18 (d)	2,630,000	2,899,575
9.25%, due 4/15/22	1,750,000	1,960,000
Sprint Corp. 7.125%, due 6/15/24	4,280,000	4,408,400
7.875%, due 9/15/23	2,775,000	2,962,313
♦T-Mobile USA, Inc. 6.00%, due 4/15/24	6,840,000	7,207,650
6.125%, due 1/15/22	6,844,000	7,220,420
6.25%, due 4/1/21	7,960,000	8,278,400
6.375%, due 3/1/25	8,670,000	9,266,062
6.464%, due 4/28/19	4,595,000	4,675,413
6.50%, due 1/15/24	7,505,000	8,049,112
6.50%, due 1/15/26	6,415,000	6,936,219
6.625%, due 4/1/23	5,470,000	5,798,200
6.731%, due 4/28/22	8,885,000	9,284,825

		175,108,454

Transportation 1.0%
♦Florida East Coast Holdings Corp. 6.75%, due 5/1/19 (d)	15,695,000	16,244,325
9.75%, due 5/1/20 (d)	12,970,000	13,326,675

		29,571,000

Trucking & Leasing 0.0%‡
TRAC Intermodal LLC / TRAC Intermodal Corp. 11.00%, due 8/15/19	1,173,000	1,240,448

Total Corporate Bonds (Cost $2,628,127,217)		2,727,973,460

Loan Assignments (j) 0.4%
Pharmaceuticals 0.1%
Phibro Animal Health Corp. Term Loan B 4.00%, due 4/16/21	4,129,125	4,125,685

Retail 0.2%
Bass Pro Group, LLC Term Loan B 5.97%, due 12/16/23	5,000,000	4,952,680

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Transportation 0.1%
Commercial Barge Line Co. 2015 1st Lien Term Loan 9.75%, due 11/12/20	$3,850,000	$3,619,000

Total Loan Assignments (Cost $12,773,729)		12,697,365

Total Long-Term Bonds (Cost $2,728,828,394)		2,821,846,572

	Shares
Common Stocks 0.3%
Auto Parts & Equipment 0.0%‡
♦Exide Technologies (b)(c)(g)(k)	447,050	393,404

Coal 0.0%‡
Arch Coal, Inc. Class A (k)	3,358	262,092

Electric 0.0%‡
Upstate New York Power Producers, Inc. (b)(c)(g)(k)	130,037	156,044

Entertainment 0.1%
Affinity Gaming LLC (b)(g)(k)	75,000	1,256,250

Media 0.0%‡
ION Media Networks, Inc. (b)(c)(g)(k)	725	388,150

Metal Fabricate & Hardware 0.1%
Neenah Enterprises, Inc. (b)(c)(g)(k)	230,859	2,541,758

Oil & Gas 0.1%
♦Comstock Resources, Inc. (k)	14,914	146,903
PetroQuest Energy, Inc. (k)	261,032	864,016
Rex Energy Corp. (b)(k)	459,467	216,501
Titan Energy LLC (k)	25,911	621,864

		1,849,284

Total Common Stocks (Cost $30,935,375)		6,846,982

Preferred Stock 0.1%
Banks 0.1%
GMAC Capital Trust I 6.691% (h)	124,200	3,154,680

Total Preferred Stock (Cost $3,028,995)		3,154,680

	Principal Amount	Value
Short-Term Investment 3.5%
Money Market Fund 3.5%
State Street Institutional U.S. Government Money Market Fund, Premier Class 0.42%	$103,963,704	$103,963,704

Total Short-Term Investment (Cost $103,963,704)		103,963,704

Total Investments (Cost $2,866,756,468) (l)	98.5%	2,935,811,938
Other Assets, Less Liabilities	1.5	45,509,734
Net Assets	100.0%	$2,981,321,672

‡	Less than one-tenth of a percent.

(a)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(b)	Illiquid security—As of December 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $51,431,514, which represented 1.7% of the Portfolio’s net assets.

(c)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, the total market value of fair valued securities was $49,958,763, which represented 1.7% of the Portfolio’s net assets.

(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(e)	Issue in non-accrual status.

(f)	Issue in default.

(g)	Restricted security.

(h)	Floating rate—Rate shown was the rate in effect as of December 31, 2016.

(i)	Step coupon—Rate shown was the rate in effect as of December 31, 2016.

(j)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2016.

(k)	Non-income producing security.

(l)	As of December 31, 2016, cost was $2,867,196,122 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$141,039,617
Gross unrealized depreciation	(72,423,801)

Net unrealized appreciation	$68,615,816

20	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds (b)	$—	$66,139,596	$15,036,151	$81,175,747
Corporate Bonds (c)	—	2,696,530,204	31,443,256	2,727,973,460
Loan Assignments	—	12,697,365	—	12,697,365

Total Long-Term Bonds	—	2,775,367,165	46,479,407	2,821,846,572

Common Stocks (d)(e)	2,111,376	1,256,250	3,479,356	6,846,982
Preferred Stock	3,154,680	—	—	3,154,680
Short-Term Investment	103,963,704	—	—	103,963,704

Total Investments in Securities	$109,229,760	$2,776,623,415	$49,958,763	$2,935,811,938

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 security valued at $15,036,151 is held in Auto Parts & Equipment within the Convertible Bonds section of the Portfolio of Investments.

(c)	The Level 3 securities valued at $18,885,856, $10,375,000, and $2,182,400 are held in Auto Parts & Equipment, Entertainment, and Oil & Gas, respectively, within the Corporate Bonds section of the Portfolio of Investments.

(d)	The Level 2 security valued at $1,256,250 is held in Entertainment within the Common Stocks section of the Portfolio of Investments.

(e)	The Level 3 securities valued at $393,404, $156,044, $388,150, and $2,541,758 are held in Auto Parts & Equipment, Electric, Media, and Metal Fabricate & Hardware, respectively, within the Common Stocks section of the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2016, the Portfolio did not have any transfers between Level 1 and Level 2 fair value measurements. (see Note 2)

As of December 31, 2016, a security with a market value of $3,660,000 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2015, the fair value obtained for this Loan Assignment from an independent pricing service, utilized significant unobservable inputs.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2016 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases		Sales		Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2016 (a)
Long-Term Bonds
Convertible Bonds
Auto Parts & Equipment	$16,622,063	$229,536	$—	$(3,459,761)	$1,644,313	(b)	$—		$—	$—	$15,036,151	$(3,459,761)
Electric	1,215,562	—	—	120	—		(1,215,682	) (c)	—	—	—	—
Corporate Bonds
Auto Parts & Equipment	17,386,323	254,428	—	(210,074)	1,455,179	(b)	—		—	—	18,885,856	(210,074)
Entertainment	10,375,000	—	—	—	—		—		—	—	10,375,000	—
Oil & Gas	1,568,600	—	—	613,800	—		—		—	—	2,182,400	613,800
Loan Assignments
Transportation	3,660,000	—	—	—	—		—		—	(3,660,000)	—	—
Common Stocks
Auto Parts & Equipment	1,788,200	—	—	(1,394,796)	—		—		—	—	393,404	(1,394,796)
Electric	720,538	—	—	(233,444)	1,322,381		(1,653,431)		—	—	156,044	(233,444)
Media	315,049	—	—	73,101	—		—		—	—	388,150	73,101
Metal Fabricate & Hardware	2,807,245	—	—	(265,487)	—		—		—	—	2,541,758	(265,487)

Total	$56,458,580	$483,964	$—	$(4,876,541)	$4,421,873		$(2,869,113)		$—	$(3,660,000)	$49,958,763	$(4,876,661)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

(b)	Purchases include PIK securities.

(c)	Sales include principal reductions.

22	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $2,866,756,468)	$2,935,811,938
Receivables:
Dividends and interest	46,814,585
Fund shares sold	1,651,053
Investment securities sold	10,588

Total assets	2,984,288,164

Liabilities
Due to custodian	10,588
Payables:
Manager (See Note 3)	1,399,605
Fund shares redeemed	777,065
NYLIFE Distributors (See Note 3)	487,364
Shareholder communication	179,176
Professional fees	71,068
Custodian	31,900
Trustees	4,263
Accrued expenses	5,463

Total liabilities	2,966,492

Net assets	$2,981,321,672

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$301,386
Additional paid-in capital	2,854,950,180

2,855,251,566
Undistributed net investment income	177,179,637
Accumulated net realized gain (loss) on investments	(120,165,001)
Net unrealized appreciation (depreciation) on investments	69,055,470

Net assets	$2,981,321,672

Initial Class
Net assets applicable to outstanding shares	$665,880,536

Shares of beneficial interest outstanding	66,668,851

Net asset value per share outstanding	$9.99

Service Class
Net assets applicable to outstanding shares	$2,315,441,136

Shares of beneficial interest outstanding	234,717,287

Net asset value per share outstanding	$9.86

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Interest	$198,634,744
Dividends	415,625

Total income	199,050,369

Expenses
Manager (See Note 3)	15,854,605
Distribution/Service—Service Class (See Note 3)	5,431,517
Shareholder communication	466,374
Professional fees	251,739
Trustees	73,553
Custodian	50,889
Miscellaneous	190,805

Total expenses	22,319,482
Reimbursement from custodian (a)	(36,836)

Net expenses	22,282,646

Net investment income (loss)	176,767,723

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	(49,477,474)
Net change in unrealized appreciation (depreciation) on investments	294,691,720

Net realized and unrealized gain (loss) on investments	245,214,246

Net increase (decrease) in net assets resulting from operations	$421,981,969

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

24	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$176,767,723	$161,707,200
Net realized gain (loss) on investments	(49,477,474)	(49,034,047)
Net change in unrealized appreciation (depreciation) on investments	294,691,720	(158,279,228)

Net increase (decrease) in net assets resulting from operations	421,981,969	(45,606,075)

Dividends to shareholders:
From net investment income:
Initial Class	(37,709,814)	(36,318,612)
Service Class	(124,197,329)	(124,819,859)

Total dividends to shareholders	(161,907,143)	(161,138,471)

Capital share transactions:
Net proceeds from sale of shares	330,225,247	345,438,141
Net asset value of shares issued to shareholders in reinvestment of dividends	161,907,143	161,138,471
Cost of shares redeemed	(448,926,970)	(410,425,209)

Increase (decrease) in net assets derived from capital share transactions	43,205,420	96,151,403

Net increase (decrease) in net assets	303,280,246	(110,593,143)

Net Assets
Beginning of year	2,678,041,426	2,788,634,569

End of year	$2,981,321,672	$2,678,041,426

Undistributed net investment income at end of year	$177,179,637	$161,240,869

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$9.10	$9.84	$10.26	$10.19	$9.52

Net investment income (loss) (a)	0.62	0.59	0.61	0.65	0.69
Net realized and unrealized gain (loss) on investments	0.85	(0.73)	(0.42)	0.01	0.57

Total from investment operations	1.47	(0.14)	0.19	0.66	1.26

Less dividends and distributions:
From net investment income	(0.58)	(0.60)	(0.61)	(0.59)	(0.59)

Net asset value at end of year	$9.99	$9.10	$9.84	$10.26	$10.19

Total investment return (b)	16.23%	(1.57%)	1.78%	6.63%	13.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.41%	5.99%	5.85%	6.24%	6.86%
Net expenses	0.59%	0.58%	0.59%	0.59%	0.59%
Portfolio turnover rate	39%	37%	42%	40%	30%
Net assets at end of year (in 000’s)	$665,881	$642,186	$641,024	$703,362	$718,047

(a) Per	share data based on average shares outstanding during the year.
(b) Total	return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$8.99	$9.73	$10.16	$10.10	$9.44

Net investment income (loss) (a)	0.59	0.56	0.58	0.62	0.66
Net realized and unrealized gain (loss) on investments	0.83	(0.72)	(0.42)	0.01	0.57

Total from investment operations	1.42	(0.16)	0.16	0.63	1.23

Less dividends and distributions:
From net investment income	(0.55)	(0.58)	(0.59)	(0.57)	(0.57)

Net asset value at end of year	$9.86	$8.99	$9.73	$10.16	$10.10

Total investment return (b)	15.94%	(1.82%)	1.53%	6.36%	13.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	6.15%	5.74%	5.60%	5.99%	6.61%
Net expenses	0.84%	0.83%	0.84%	0.84%	0.84%
Portfolio turnover rate	39%	37%	42%	40%	30%
Net assets at end of year (in 000’s)	$2,315,441	$2,035,855	$2,147,611	$2,046,388	$1,831,455

(a) Per	share data based on average shares outstanding during the year.
(b) Total	return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

26	MainStay VP High Yield Corporate Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP High Yield Corporate Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 4, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

27

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information	• Equity and credit default swap curves

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Investments in mutual funds, including money market funds, are valued at their respective NAVs as of the close of the Exchange on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

As of December 31, 2016, the Portfolio held Level 3 securities with a value of $49,958,763 that were valued by utilizing significant unobservable inputs.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date.

28	MainStay VP High Yield Corporate Bond Portfolio

Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

The valuation techniques and significant amounts of unobservable inputs used in the fair valuation measurement of the Portfolio’s Level 3 securities are outlined in the table below. A significant increase or decrease in any of those inputs in isolation would result in a significantly higher or lower fair value measurement.

Asset Class	Fair Value at 12/31/16*	Valuation Technique	Unobservable Inputs	Range
Convertible Bond (1)	$15,036,151	Market Approach	Estimated Enterprise Value	$520.9m–$604.0m
			Discount Rates	15.26%–19.12%

Corporate Bonds (2)	18,865,666	Income Approach	Estimated Yield	16.91%
			Spread Adjustment	5.00%
	20,190	Market Approach	Estimated Remaining Claims/Value	$0.001

Common Stocks (4)	544,194	Income Approach	Discount Rate	15.00%
			Liquidity Discount	20.00%
	2,935,162	Market Approach	EBITDA Multiple	5.75x
			Estimated Enterprise Value	$565.2m–$658.2m
			Estimated Volatility	22.90%

	$37,401,363

*	The table above does not include certain Level 3 investments that were valued by brokers and pricing services without adjustment. As of December 31, 2016, the value of these investments was $12,557,400. The inputs for these investments were not readily available or cannot be reasonably estimated.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

29

Notes to Financial Statements (continued)

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown on the Statement of Operations. Additionally, the Portfolio may invest in shares of mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Asset and Liabilities. As of December 31, 2016, the Portfolio did not hold any unfunded commitments.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the

30	MainStay VP High Yield Corporate Bond Portfolio

close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(K)  Restricted Securities.  Restricted securities, as disclosed in Note 5, are securities which have been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended. Disposal of these securities may involve time-consuming negotiations and expenses, and it may be difficult to obtain a prompt sale at an acceptable price.

(L)  Securities Risk.  The Portfolio’s principal investments include high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments.

These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAV could go down and you could lose money. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement

31

Notes to Financial Statements (continued)

with New York Life Investments, MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.57% up to $1 billion; 0.55% from $1 billion to $5 billion; and 0.525% in excess of $5 billion. During the year ended December 31, 2016, the effective management fee rate was 0.56%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $15,854,605.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$178,999,775	$(119,725,348)	$(1,820,137)	$68,615,816	$126,070,106

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to trust preferred securities and defaulted bond income accruals.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,078,188	$(1,078,188)	$—

The reclassifications for the Portfolio are primarily due to defaulted bonds, return of capital distributions received, and security litigations.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $119,725,348, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
2017	$17,478	$—
Unlimited	18,078	84,169
Total	$35,556	$84,169

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$161,907,143	$—	$161,138,471	$—

32	MainStay VP High Yield Corporate Bond Portfolio

Note 5–Restricted Securities

Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	12/31/16 Value	Percent of Net Assets
Affinity Gaming LLC Common Stock	10/24/12	75,000	$843,750	$1,256,250	0.0	%‡
Chesapeake Energy Corp. (Escrow Claim Shares) Corporate Bond 6.775%, due 3/15/19	11/26/14	$6,820,000	—	2,182,400	0.1
Exide Technologies Common Stock	4/30/15	447,050	16,582,658	393,404	0.0	‡
Exide Technologies (Escrow Claim Shares) Corporate Bond 8.625%, due 2/1/18	8/28/15	$20,190,000	—	20,190	0.0	‡
ION Media Networks, Inc. Common Stock	3/12/10–12/20/10	725	1,099	388,150	0.0	‡
Neenah Enterprises, Inc. Common Stock	7/29/10	230,859	1,955,376	2,541,758	0.1
Sterling Entertainment Enterprises LLC Corporate Bond 9.75%, due 12/31/19	12/21/12	$10,000,000	10,000,000	10,375,000	0.4
Upstate New York Power Producers, Inc. Common Stock	6/29/12–5/23/16	130,037	—	156,044	0.0	‡
Total			$29,382,883	$17,313,196	0.6%

‡	Less than one-tenth of a percent.

Note 6–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 7–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 8–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 9–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $1,092,670 and $1,051,341, respectively.

The Portfolio may purchase securities from or sell to other portfolios managed by the respective Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2016, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain / (Loss) (000’s)
$15,850	$—	$—

33

Notes to Financial Statements (continued)

Note 10–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

	Shares	Amount
Year ended December 31, 2016:
Shares sold	8,909,212	$83,696,838
Shares issued to shareholders in reinvestment of dividends and distributions	3,819,868	37,709,814
Shares redeemed	(16,660,873)	(162,031,468)

Net increase (decrease)	(3,931,793)	$(40,624,816)

Year ended December 31, 2015:
Shares sold	14,912,033	$142,581,969
Shares issued to shareholders in reinvestment of dividends and distributions	3,898,104	36,318,612
Shares redeemed	(13,365,578)	(132,963,397)

Net increase (decrease)	5,444,559	$45,937,184

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	25,656,380	$246,528,409
Shares issued to shareholders in reinvestment of dividends and distributions	12,730,220	124,197,329
Shares redeemed	(30,092,219)	(286,895,502)

Net increase (decrease)	8,294,381	$83,830,236

Year ended December 31, 2015:
Shares sold	20,742,780	$202,856,172
Shares issued to shareholders in reinvestment of dividends and distributions	13,544,968	124,819,859
Shares redeemed	(28,556,738)	(277,461,812)

Net increase (decrease)	5,731,010	$50,214,219

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay VP High Yield Corporate Bond Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP High Yield Corporate Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP High Yield Corporate Bond Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks, brokers, and transfer agent of the underlying fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay High Yield Corporate Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment

36	MainStay VP High Yield Corporate Bond Portfolio

advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as

38	MainStay VP High Yield Corporate Bond Portfolio

compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

40	MainStay VP High Yield Corporate Bond Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

41

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

42	MainStay VP High Yield Corporate Bond Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

43

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay VP High Yield Corporate Bond Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1723816	MSVPHYCB11-02/17 (NYLIAC) NI520

MainStay VP International

Equity Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Ten Years	Gross Expense Ratio[1]
Initial Class Shares	–4.95%	6.21%	1.03%	0.95%
Service Class Shares	–5.17	5.95	0.78	1.20

Benchmark Performance	One Year	Five Years	Ten Years
MSCI ACWI® Ex U.S.[2]	4.50%	5.00%	0.96%
MSCI EAFE® Index[3]	1.00	6.53	0.75
Average Lipper Variable Products International Multi-Cap Growth Portfolio[4]	–1.09	6.18	1.35

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.

The Portfolio has selected the MSCI ACWI® (All Country World Index) Ex U.S. as its primary broad-based securities market index. The MSCI ACWI® Ex U.S. is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.	The MSCI EAFE® Index is the Portfolio’s secondary benchmark. The MSCI EAFE® Index consists of international stocks representing the developed world outside of North America. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Average Lipper Variable Products International Multi-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap growth portfolios typically have above-average characteristics compared to the MSCI EAFE® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP International Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$954.30	$4.72	$1,020.30	$4.88

Service Class Shares	$1,000.00	$953.10	$5.94	$1,019.10	$6.14

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.96% for Initial Class and 1.21% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP International Equity Portfolio

Country Composition as of December 31, 2016 (Unaudited)

Japan	14.4%
United States	14.4
United Kingdom	10.3
Germany	8.0
China	7.3
Switzerland	6.9
India	5.9
Ireland	5.6
Israel	4.8
Belgium	4.2
Jordan	2.9

Sweden	2.2%
Spain	2.1
Italy	1.9
Denmark	1.8
South Africa	1.8
Thailand	1.6
Netherlands	1.5
Australia	0.5
Other Assets, Less Liabilities	1.9

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	Check Point Software Technologies, Ltd.

2.	Fresenius Medical Care A.G. & Co. KGaA

3.	TE Connectivity, Ltd.

4.	Start Today Co., Ltd.

5.	Tsuruha Holdings, Inc.
6.	Accenture PLC Class A

7.	NetEase, Inc. ADR

8.	LivaNova PLC

9.	Prudential PLC

10.	CyberAgent, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Edward Ramos, CFA, Carlos Garcia-Tunon, CFA, and Eve Glatt of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP International Equity Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP International Equity Portfolio returned –4.95% for Initial Class shares and –5.17% for Service Class shares. Over the same period, both share classes underperformed the 4.50% return of the MSCI ACWI® (All Country World Index) Ex U.S.,1 which is the Portfolio’s primary benchmark and a broad-based securities-market index, and the 1.00% return of the MSCI EAFE® Index,1 which is a secondary benchmark of the Portfolio. Both share classes underperformed the –1.09% return of the Average Lipper2 Variable Products International Multi-Cap Growth Portfolio for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s relative performance suffered from negative contributions from country and sector allocations as well as from stock selection. (Contributions take weightings and total returns into account.) The negative effects from country allocation were driven by overweight positions relative to the MSCI ACWI® Ex U.S. in Ireland and Israel and an underweight position in Canada. The negative effects of sector allocation were driven by the Portfolio’s overweight allocation relative to the Index in health care and underweight positions in energy and materials. Stock selection on a country basis detracted from the Portfolio’s relative performance, with notable weakness in the United Kingdom, Germany and Denmark. Stock selection on a sector basis also contributed negatively, with information technology, health care and materials being the primary detractors.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The sectors that made the strongest positive contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. were financials, consumer discretionary and telecommunication services. Financials and consumer discretionary benefited from favorable stock selection. There was no selection impact for telecommunication services because the Portfolio had no exposure to that sector. The contribution from sector allocation was positive for financials and telecommunication services, while the contribution was negative in consumer discretionary. The Portfolio held underweight positions in the financials and telecommunication services sectors, which underperformed the MSCI ACWI® Ex U.S. The Portfolio held an overweight position in the consumer discretionary sector, which also underperformed the Index.

The sectors that made the strongest negative contributions to the Portfolio’s performance relative to the MSCI ACWI® Ex U.S. were health care, energy and materials. All three suffered from negative allocation effects, while health care and materials also suffered from unfavorable selection effects. The selection effect for energy was zero because the Portfolio had no exposure to that sector. The Portfolio held an overweight position in the health care sector, which underperformed the MSCI ACWI® Ex U.S. The Portfolio held underweight positions in the energy and materials sectors, which outperformed the Index.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, the stocks that made the strongest positive contributions to the Portfolio’s absolute performance were Japanese apparel e-commerce operator Start Today, Indian banking company Yes Bank and Brazilian health insurance and benefits provider Qualicorp. Start Today and Yes Bank outperformed as the companies continued to provide strong growth and business momentum relative to market expectations. Qualicorp benefited from a rebound in Brazilian equities along with a resilient business model in a challenging economic environment.

The most significant detractors from the Portfolio’s absolute performance were Irish private label over-the-counter pharmaceutical company Perrigo, Danish diabetes care provider Novo Nordisk and German Internet access provider United Internet. Perrigo’s shares weakened after earnings downgrades and the surprise resignation of the company’s CEO. Novo Nordisk suffered from a reduction in the group’s medium-term growth expectations on the back of pricing risks. United Internet was restrained by weaker investor sentiment stemming from concerns over the sustainability of the company’s growth.

Did the Portfolio make any significant purchases or sales during the reporting period?

Notable purchases during the reporting period included U.K. medical device producer LivaNova and Belgian biopharmaceutical company UCB. Notable sales during the reporting period included German Internet payment and processing company Wirecard and U.K.-listed emerging-market-focused brewer SABMiller, which was acquired during the reporting period by peer company AB InBev.

1.	See footnote on page 5 for more information on the MSCI AWCI® Ex U.S. and the MSCI EAFE® Index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP International Equity Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio increased its exposure to the health care and financials sectors. Over the same period, the Portfolio reduced its exposure to the information technology and industrials sectors.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio held overweight positions relative to the MSCI ACWI® Ex U.S. in the health care, information technology and consumer discretionary sectors. As of the same date, the Portfolio held underweight positions in the energy, financials and industrials sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Shares	Value
Common Stocks 97.4%†
Australia 0.5%
Gateway Lifestyle (Real Estate Management & Development)	1,359,876	$2,116,845

Belgium 4.2%
Ontex Group N.V. (Personal Products)	213,173	6,337,811
UCB S.A. (Pharmaceuticals)	178,342	11,415,315

		17,753,126

China 7.3%
Baidu, Inc., Sponsored ADR (Internet Software & Services) (a)	43,105	7,086,893
China Biologic Products, Inc. (Biotechnology) (a)	73,318	7,883,152
CT Environmental Group, Ltd. (Water Utilities)	4,322,000	866,609
♦NetEase, Inc., ADR (Internet Software & Services)	69,385	14,941,366

		30,778,020

Denmark 1.8%
Novo Nordisk A/S Class B (Pharmaceuticals)	210,415	7,558,001

Germany 8.0%
♦Fresenius Medical Care A.G. & Co. KGaA (Health Care Providers & Services)	238,633	20,232,029
Scout24 A.G. (Internet Software & Services) (a)(b)	46,791	1,664,388
United Internet A.G. Registered (Internet Software & Services)	305,702	11,898,909

		33,795,326

India 5.9%
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	403,692	7,497,015
Lupin, Ltd. (Pharmaceuticals)	250,932	5,479,120
Yes Bank, Ltd. (Banks)	711,970	12,062,860

		25,038,995

Ireland 5.6%
Experian PLC (Professional Services)	511,308	9,896,975
Paddy Power Betfair PLC (Hotels, Restaurants & Leisure)	65,175	6,963,921
Shire PLC (Biotechnology)	123,249	6,984,048

		23,844,944

Israel 4.8%
♦Check Point Software Technologies, Ltd. (Software) (a)	241,132	20,366,009

Italy 1.9%
De’Longhi S.p.A. (Household Durables)	139,436	3,311,313

	Shares	Value
Italy (continued)
DiaSorin S.p.A. (Health Care Equipment & Supplies)	80,204	$4,747,952

		8,059,265

Japan 14.4%
♦CyberAgent, Inc. (Media)	518,400	12,792,326
♦Start Today Co., Ltd. (Internet & Catalog Retail)	1,139,958	19,558,161
Sysmex Corp. (Health Care Equipment & Supplies)	184,897	10,687,617
♦Tsuruha Holdings, Inc. (Food & Staples Retailing)	189,340	17,920,540

		60,958,644

Jordan 2.9%
Hikma Pharmaceuticals PLC (Pharmaceuticals)	528,853	12,267,225

Netherlands 1.5%
GrandVision N.V. (Specialty Retail) (b)	209,442	4,604,313
IMCD Group N.V. (Trading Companies & Distributors)	40,432	1,721,228

		6,325,541

South Africa 1.8%
Mediclinic International PLC (Health Care Providers & Services)	788,962	7,455,870

Spain 2.1%
Almirall S.A. (Pharmaceuticals)	274,111	4,256,536
Grifols S.A. (Biotechnology)	236,411	4,697,253

		8,953,789

Sweden 2.2%
Hexagon AB Class B (Electronic Equipment, Instruments & Components)	264,894	9,446,456

Switzerland 6.9%
DKSH Holding A.G. (Professional Services)	77,816	5,344,259
♦TE Connectivity, Ltd. (Electronic Equipment, Instruments & Components)	285,987	19,813,179
Tecan Group A.G. Registered (Life Sciences Tools & Services)	24,843	3,869,470

		29,026,908

Thailand 1.6%
Kasikornbank PCL (Banks)	1,359,838	6,717,637

United Kingdom 10.3%
Big Yellow Group PLC (Real Estate Investment Trusts)	329,499	2,796,487

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
HomeServe PLC (Commercial Services & Supplies)	431,241	$3,272,423
Johnson Matthey PLC (Chemicals)	202,488	7,912,044
♦Prudential PLC (Insurance)	673,824	13,440,193
Sage Group PLC (The) (Software)	664,638	5,344,704
Whitbread PLC (Hotels, Restaurants & Leisure)	232,679	10,815,936

		43,581,787

United States 13.7%
♦Accenture PLC Class A (IT Services)	141,308	16,551,406
ICON PLC (Life Sciences Tools & Services) (a)	135,808	10,212,761
♦LivaNova PLC (Health Care Equipment & Supplies) (a)	317,413	14,274,063
Perrigo Co. PLC (Pharmaceuticals)	97,844	8,143,556
Samsonite International S.A. (Textiles, Apparel & Luxury Goods)	2,997,600	8,528,130

		57,709,916

Total Common Stocks (Cost $384,702,802)		411,754,304

	Principal Amount
Short-Term Investment 0.7%
Repurchase Agreement 0.7%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $2,892,283 (Collateralized by a United States Treasury Note with a rate of 2.50% and a maturity date of 8/15/23, with a Principal Amount of $2,885,000 and a Market Value of $2,954,543) (Capital Markets)	$2,892,273	2,892,273

Total Short-Term Investment (Cost $2,892,273)		2,892,273

Total Investments (Cost $387,595,075) (c)	98.1%	414,646,577
Other Assets, Less Liabilities	1.9	7,875,486
Net Assets	100.0%	$422,522,063

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	As of December 31, 2016, cost was $390,334,898 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$58,573,926
Gross unrealized depreciation	(34,262,247)

Net unrealized appreciation	$24,311,679

The following abbreviation is used in the preceding pages:

ADR	—American Depositary Receipt

The table below sets forth the diversification of MainStay VP International Equity Portfolio’s investments by industry.

Industry Diversification

	Value	Percent †
Banks	$18,780,497	4.5%
Biotechnology	19,564,453	4.6
Capital Markets	2,892,273	0.7
Chemicals	7,912,044	1.9
Commercial Services & Supplies	3,272,423	0.8
Electronic Equipment, Instruments & Components	29,259,635	6.9
Food & Staples Retailing	17,920,540	4.2
Health Care Equipment & Supplies	29,709,632	7.0
Health Care Providers & Services	27,687,899	6.6
Hotels, Restaurants & Leisure	17,779,857	4.2
Household Durables	3,311,313	0.8
Insurance	13,440,193	3.2
Internet & Catalog Retail	19,558,161	4.6
Internet Software & Services	35,591,556	8.4
IT Services	16,551,406	3.9
Life Sciences Tools & Services	14,082,231	3.3
Media	12,792,326	3.0
Personal Products	6,337,811	1.5
Pharmaceuticals	49,119,753	11.6
Professional Services	15,241,234	3.6
Real Estate Investment Trusts	2,796,487	0.7
Real Estate Management & Development	2,116,845	0.5
Software	25,710,713	6.1
Specialty Retail	4,604,313	1.1
Textiles, Apparel & Luxury Goods	8,528,130	2.0
Thrifts & Mortgage Finance	7,497,015	1.8
Trading Companies & Distributors	1,721,228	0.4
Water Utilities	866,609	0.2

	414,646,577	98.1
Other Assets, Less Liabilities	7,875,486	1.9

Net Assets	$422,522,063	100.0%

†	Percentages indicated are based on Portfolio net assets.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Australia	$—	$2,116,845	$—	$2,116,845
Belgium	—	17,753,126	—	17,753,126
China	29,911,411	866,609	—	30,778,020
Denmark	—	7,558,001	—	7,558,001
Germany	—	33,795,326	—	33,795,326
India	—	25,038,995	—	25,038,995
Ireland	—	23,844,944	—	23,844,944
Italy	—	8,059,265	—	8,059,265
Japan	—	60,958,644	—	60,958,644
Jordan	—	12,267,225	—	12,267,225
Netherlands	—	6,325,541	—	6,325,541
South Africa	—	7,455,870	—	7,455,870
Spain	—	8,953,789	—	8,953,789
Sweden	—	9,446,456	—	9,446,456
Switzerland	19,813,179	9,213,729	—	29,026,908
Thailand	—	6,717,637	—	6,717,637
United Kingdom	—	43,581,787	—	43,581,787
United States	49,181,786	8,528,130	—	57,709,916
All Other Countries	20,366,009	—	—	20,366,009

Total Common Stocks	119,272,385	292,481,919	—	411,754,304

Short-Term Investment
Repurchase Agreement	—	2,892,273	—	2,892,273

Total Investments in Securities	$119,272,385	$295,374,192	$—	$414,646,577

(a)	For a complete listing of investments and their industries and countries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

As of December 31, 2016, certain foreign equity securities with a market value of $281,976,703 held by the Portfolio at December 31, 2015, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $387,595,075)	$414,646,577
Cash denominated in foreign currencies (identified cost $7,338,222)	7,154,275
Receivables:
Investment securities sold	1,070,027
Dividends and interest	681,428
Fund shares sold	66,303

Total assets	423,618,610

Liabilities
Payables:
Fund shares redeemed	391,588
Manager (See Note 3)	316,457
Foreign capital gains tax (See Note 2(C))	186,547
Investment securities purchased	64,622
NYLIFE Distributors (See Note 3)	52,795
Professional fees	41,309
Shareholder communication	25,337
Custodian	16,204
Trustees	610
Accrued expenses	1,078

Total liabilities	1,096,547

Net assets	$422,522,063

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$32,063
Additional paid-in capital	436,075,302

436,107,365
Undistributed net investment income	63,342
Accumulated net realized gain (loss) on investments and foreign currency transactions (a)	(40,285,088)
Net unrealized appreciation (depreciation) on investments (b)	26,864,955
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(228,511)

Net assets	$422,522,063

Initial Class
Net assets applicable to outstanding shares	$171,047,661

Shares of beneficial interest outstanding	12,917,339

Net asset value per share outstanding	$13.24

Service Class
Net assets applicable to outstanding shares	$251,474,402

Shares of beneficial interest outstanding	19,145,411

Net asset value per share outstanding	$13.13

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.

(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(186,547).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$7,836,160
Interest	1,219

Total income	7,837,379

Expenses
Manager (See Note 3)	4,289,133
Distribution/Service—Service Class (See Note 3)	689,546
Custodian	108,853
Professional fees	95,318
Shareholder communication	76,600
Trustees	12,930
Miscellaneous	29,975

Total expenses	5,302,355
Reimbursement from custodian (b)	(26,805)

Net expenses	5,275,550

Net investment income (loss)	2,561,829

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	28,035,977
Foreign currency transactions	(297,654)

Net realized gain (loss) on investments and foreign currency transactions	27,738,323

Net change in unrealized appreciation (depreciation) on:
Investments (c)	(52,955,501)
Translation of other assets and liabilities in foreign currencies	(266,501)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(53,222,002)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	(25,483,679)

Net increase (decrease) in net assets resulting from operations	$(22,921,850)

(a)	Dividends recorded net of foreign withholding taxes in the amount of $443,121.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

(c)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(186,547).

14	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$2,561,829	$3,195,581
Net realized gain (loss) on investments and foreign currency transactions	27,738,323	18,843,093
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(53,222,002)	9,021,752

Net increase (decrease) in net assets resulting from operations	(22,921,850)	31,060,426

Dividends to shareholders:
From net investment income:
Initial Class	(1,470,669)	(2,234,244)
Service Class	(1,457,492)	(2,154,398)

Total dividends to shareholders	(2,928,161)	(4,388,642)

Capital share transactions:
Net proceeds from sale of shares	32,512,455	62,195,200
Net asset value of shares issued to shareholders in reinvestment of dividends	2,928,161	4,388,642
Cost of shares redeemed	(130,328,921)	(77,359,972)

Increase (decrease) in net assets derived from capital share transactions	(94,888,305)	(10,776,130)

Net increase (decrease) in net assets	(120,738,316)	15,895,654

Net Assets
Beginning of year	543,260,379	527,364,725

End of year	$422,522,063	$543,260,379

Undistributed net investment income at end of year	$63,342	$727,328

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$14.04		$13.36	$13.81	$12.14	$10.34

Net investment income (loss) (a)	0.10		0.10	0.12	0.10	0.13
Net realized and unrealized gain (loss) on investments	(0.77)		0.75	(0.44)	1.72	1.86
Net realized and unrealized gain (loss) on foreign currency transactions	(0.02)		(0.03)	(0.04)	(0.00)‡	0.02

Total from investment operations	(0.69)		0.82	(0.36)	1.82	2.01

Less dividends:
From net investment income	(0.11)		(0.14)	(0.09)	(0.15)	(0.21)

Net asset value at end of year	$13.24		$14.04	$13.36	$13.81	$12.14

Total investment return (b)	(4.95%)		6.17%	(2.62%)	15.11%	19.48%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.71	% (c)	0.74%	0.85%	0.78%	1.14%
Net expenses	0.95	% (d)	0.95%	0.95%	0.95%	0.95%
Portfolio turnover rate	28%		40%	38%	34%	42%
Net assets at end of year (in 000’s)	$171,048		$243,076	$217,936	$208,807	$180,124

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.70%.
(d)	Without the custody fee reimbursement, net expenses would have been 0.96%.

	Year ended December 31,
Service Class	2016		2015	2014	2013	2012
Net asset value at beginning of year	$13.92		$13.24	$13.70	$12.04	$10.26

Net investment income (loss) (a)	0.05		0.07	0.08	0.07	0.10
Net realized and unrealized gain (loss) on investments	(0.74)		0.74	(0.44)	1.71	1.84
Net realized and unrealized gain (loss) on foreign currency transactions	(0.03)		(0.03)	(0.04)	(0.00)‡	0.02

Total from investment operations	(0.72)		0.78	(0.40)	1.78	1.96

Less dividends:
From net investment income	(0.07)		(0.10)	(0.06)	(0.12)	(0.18)

Net asset value at end of year	$13.13		$13.92	$13.24	$13.70	$12.04

Total investment return (b)	(5.17%)		5.90%	(2.86%)	14.82%	19.18%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.40	% (c)	0.48%	0.60%	0.55%	0.88%
Net expenses	1.20	% (d)	1.20%	1.20%	1.20%	1.20%
Portfolio turnover rate	28%		40%	38%	34%	42%
Net assets at end of year (in 000’s)	$251,474		$300,184	$309,428	$316,211	$275,852

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the year.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been 0.39%.
(d)	Without the custody fee reimbursement, net expenses would have been 1.21%.

16	MainStay VP International Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP International Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class shares commenced operations on May 1, 1995. Service Class shares commenced operations on June 5, 2003. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Two-sided markets
• Benchmark securities	• Bids/offers
• Reference data (corporate actions or material event notices)	• Industry and economic events
• Reported trades	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method cost are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The

18	MainStay VP International Equity Portfolio

methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the oversight of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2016, the Portfolio did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown on the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

19

Notes to Financial Statements (continued)

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a registered

20	MainStay VP International Equity Portfolio

investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the year ended December 31, 2016, the effective management fee rate was 0.89%.

During the year ended December 31, 2016, New York Life Investments earned fees in the amount of $4,289,133.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the ‘‘Plan’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$1,968,241	$(39,424,661)	$(25,503)	$23,896,621	$(13,585,302)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and Passive Foreign Investment Companies (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(297,654)	$13,839,874	$(13,542,220)

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss), and the expiration of capital loss carryforwards.

Under the Regulated Investment Company Modernization Act of 2010, the Portfolio is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $39,289,908, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
2017	$39,290	$—

The Portfolio utilized $25,423,621 of capital loss carryforwards during the year ended December 31, 2016.

The Portfolio had $13,542,220 of capital loss carryforwards that expired during the year ended December 31, 2016.

The Portfolio intends to elect, to the extent provided by regulations, to treat certain qualifying capital and/or ordinary losses that arose after October 31, 2016, as if they arose on January 1, 2017. The Portfolio deferred Post-October capital losses of $134,753 during the year ended December 31, 2016.

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$2,928,161	$—	$4,388,642	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net

21

Notes to Financial Statements (continued)

assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $134,183 and $200,187, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	1,002,703	$13,265,933
Shares issued to shareholders in reinvestment of dividends and distributions	102,347	1,470,669
Shares redeemed	(5,498,932)	(76,560,530)

Net increase (decrease)	(4,393,882)	$(61,823,928)

Year ended December 31, 2015:
Shares sold	2,716,898	$37,706,478
Shares issued to shareholders in reinvestment of dividends and distributions	164,571	2,234,244
Shares redeemed	(1,885,898)	(26,149,972)

Net increase (decrease)	995,571	$13,790,750

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	1,430,283	$19,246,522
Shares issued to shareholders in reinvestment of dividends and distributions	102,194	1,457,492
Shares redeemed	(3,946,901)	(53,768,391)

Net increase (decrease)	(2,414,424)	$(33,064,377)

Year ended December 31, 2015:
Shares sold	1,755,422	$24,488,722
Shares issued to shareholders in reinvestment of dividends and distributions	159,942	2,154,398
Shares redeemed	(3,720,307)	(51,210,000)

Net increase (decrease)	(1,804,943)	$(24,566,880)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP International Equity Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP International Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP International Equity Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP International Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Portfolio, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Portfolio, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Invest-

24	MainStay VP International Equity Portfolio

ments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings provides to the Portfolio. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Portfolio.

26	MainStay VP International Equity Portfolio

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay VP International Equity Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

29

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

30	MainStay VP International Equity Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP International Equity Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722342	MSVPIE11-02/17 (NYLIAC) NI523

MainStay VP Unconstrained

Bond Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Five Years	Since Inception (4/29/11)	Gross Expense Ratio[1]
Initial Class Shares	7.50%	4.87%	4.03%	0.65%
Service Class Shares	7.23	4.61	3.77	0.90

Benchmark Performance	One Year	Five Years	Since Inception (4/29/11)
Bloomberg Barclays U.S. Aggregate Bond Index[2]	2.65%	2.23%	3.03%
BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index[3]	0.66	0.38	0.37
Morningstar Nontraditional Bond Category Average[4]	5.28	2.85	1.65

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Bloomberg Barclays U.S. Aggregate Bond Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Portfolio has selected the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index as a secondary benchmark. The BofA Merrill Lynch U.S. Dollar 3-Month LIBOR Constant Maturity Index represents the London InterBank Offered Rate (“LIBOR”) with a constant 3-month average maturity. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Portfolio has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an Index.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Unconstrained Bond Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,041.90	$3.64	$1,021.60	$3.61

Service Class Shares	$1,000.00	$1,040.60	$4.92	$1,020.30	$4.88

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.71% for Initial Class and 0.96% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Unconstrained Bond Portfolio

Industry Composition as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	Bank of America Corp. 1.147%–8.57%, due 5/6/19–12/29/49

2.	Goldman Sachs Group, Inc. (The), 2.30%–6.75%, due 12/13/19–12/29/49

3.	Morgan Stanley, 4.30%–6.375%, due 11/1/22–7/29/49

4.	Citigroup, Inc., 2.50%–6.30%, due 7/29/19–12/29/49

5.	D.R. Horton, Inc., 3.75%–4.375%, due 3/1/19–9/15/22
6.	GE Capital International Funding Co., 2.342%, due 11/15/20

7.	Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp., 4.25%–5.50%, due 3/15/22–3/1/25

8.	First Data Corp., 3.756%–7.00%, due 3/24/21–1/15/24

9.	Verizon Communications, Inc., 3.00%–5.15%, due 11/1/21–11/1/24

10.	Aramark Services, Inc., 3.498%–5.75%, due 3/15/20–6/1/26

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Dan Roberts, Ph.D., Michael Kimble, CFA, Louis N. Cohen, CFA, and Taylor Wagenseil1 of MacKay Shields LLC, the Portfolio’s Subadvisor.

How did MainStay VP Unconstrained Bond Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Unconstrained Bond Portfolio returned 7.50% for Initial Class shares and 7.23% for Service Class shares. Over the same period, both share classes outperformed the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index,2 which is the portfolio’s primary benchmark, and the 0.66% return of the BofA Merrill Lynch U.S. Dollar 3-Month LIBOR3 Constant Maturity Index,2 which is a secondary benchmark of the Portfolio. Both share classes outperformed the 5.28% return of the Morningstar Nontraditional Bond Category Average4 for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Throughout the reporting period, our strategy was to maintain overweight positions relative to the Bloomberg Barclays U.S. Aggregate Bond Index in spread product,5 specifically in high yield bonds, bank loans and investment-grade credit. The strong credit market in 2016—in particular, high-yield corporate credit—proved beneficial to the Portfolio’s credit bias throughout the reporting period.

The Portfolio’s asset allocation between investment-grade and high-yield bonds remained consistent throughout much of the year, although the Portfolio reduced its high-yield allocation in favor of higher-quality credits during the fourth quarter of 2016.

What was the Portfolio’s duration6 strategy during the reporting period?

In order to reduce the Portfolio’s sensitivity to interest rates, we maintained a shorter duration than the Bloomberg Barclays U.S. Aggregate Bond Index. At the end of the reporting period, the Portfolio’s duration was 1.1 years, compared to a duration of 5.9 years for the Bloomberg Barclays U.S. Aggregate Bond Index.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

Throughout the reporting period, there were many events that had to be considered regarding the Portfolio’s positioning.

Among these were inconsistent economic data, the monetary policies of central banks around the globe, the volatility of energy prices and the impact of the U.K.’s decision to leave the European Union (“Brexit”). Nevertheless, we did not make any significant shifts in the Portfolio’s positioning during the reporting period. We continued to believe that corporate bonds (both investment grade and high yield) and bank loans, warranted overweight positions in relation to government-related securities for several reasons. Among these were the low-interest-rate environment, significant refinancing in the credit markets, improved balance-sheet fundamentals and a favorable supply/demand balance for corporate debt.

Toward the end of the reporting period, we slightly trimmed the Portfolio’s high-yield position and slightly increased its weighting in investment-grade credit.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

During the reporting period, the Portfolio’s position in high-yield bonds was the most substantial contributor to the Portfolio’s performance. (Contributions take weightings and total returns into account.) Bank loans and investment-grade corporate bonds also contributed positively to returns. Within the Portfolio’s high-yield component, energy and commodity-related positions bounced strongly off their lows reached in mid-February. Home builders and select wireless communications positions also did well. Health care as a whole underperformed the market during the reporting period. Within the investment-grade portion of the Portfolio, financial holdings performed well.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, we bought bonds of wireless provider Sprint and consumer goods company Mondelez. Both bonds were new issues and came at attractive yields. In the case of Sprint, the issue was secured by the company’s spectrum. During the reporting period, the Portfolio sold positions in energy companies Weatherford and Denbury Resources. Both bonds rallied with the run-up in energy bond prices and were sold as part of the Portfolio’s risk-reduction plan.

1.	Effective August 6, 2016, Mr. Taylor Wagenseil no longer serves as portfolio manager. From August 6, 2016, through August 2017, Mr. Wagenseil will provide non-discretionary advisory support to the Portfolio’s portfolio management team as a Senior Advisor.
2.	See footnote on page 5 for more information on this index.
3.	The London InterBank Offered Rate (“LIBOR”) is a composite of interest rates at which banks borrow from one another in the London market, and it is a widely used benchmark for short-term interest rates.
4.	See footnote on page 5 for more information on the Morningstar Nontraditional Bond Category Average.
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
6.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

8	MainStay VP Unconstrained Bond Portfolio

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio slightly trimmed its high-yield position while slightly increasing its weight in investment-grade credit. In high-yield credit, the Portfolio reduced its position in energy. Though energy prices rallied off their lows in mid-February, prices were well off their highs, and in our opinion, defaults remained a concern.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio maintained an overweight position relative to the Bloomberg Barclays U.S. Aggregated Bond Index in spread product, specifically in high-yield bonds and bank loans. The increased volatility experienced in the third quarter of 2016 created a wider disparity between spreads and defaults, increasing our conviction in our overweight position in high-yield securities. As of the same date, the Portfolio held underweight positions relative to its benchmark in sectors that tend to be more interest-rate sensitive, such as U.S. Treasury securities and agency securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Principal Amount	Value
Long-Term Bonds 93.7%† Asset-Backed Securities 0.1%
Home Equity 0.1%
Carrington Mortgage Loan Trust Series 2006-NC4, Class A5 0.644%, due 10/25/36 (a)	$38,547	$37,704
Citigroup Mortgage Loan Trust Series 2007-AHL2, Class A3A 0.654%, due 5/25/37 (a)	32,700	23,831
First NLC Trust Series 2007-1, Class A1 0.654%, due 8/25/37 (a)(b)	84,004	46,630
GSAA Home Equity Trust Series 2006-14, Class A1 0.642%, due 9/25/36 (a)	171,956	85,851
Home Equity Loan Trust Series 2007-FRE1, Class 2AV1 0.722%, due 4/25/37 (a)	13,401	13,273
HSI Asset Securitization Corp. Trust Series 2007-NC1, Class A1 0.692%, due 4/25/37 (a)	800	559
JPMorgan Mortgage Acquisition Trust Series 2007-HE1, Class AF1 0.692%, due 3/25/47 (a)	32,441	18,710
MASTR Asset Backed Securities Trust Series 2006-HE4, Class A1 0.634%, due 11/25/36 (a)	22,000	10,156
Morgan Stanley ABS Capital I Trust
Series 2006-HE6, Class A2B 0.692%, due 9/25/36 (a)	78,406	38,021
Series 2006-HE8, Class A2B 0.692%, due 10/25/36 (a)	40,035	22,379
Series 2007-HE4, Class A2A 0.702%, due 2/25/37 (a)	21,134	9,091
Series 2007-NC2, Class A2FP 0.742%, due 2/25/37 (a)	80,184	47,913
Renaissance Home Equity Loan Trust Series 2007-2, Class AF1 5.893%, due 6/25/37 (c)	202,514	97,327
Securitized Asset-Backed Receivables LLC Trust Series 2007-BR4, Class A2A 0.682%, due 5/25/37 (a)	93,295	56,839
Soundview Home Equity Loan Trust
Series 2007-OPT1, Class 2A1 0.664%, due 6/25/37 (a)	81,400	54,199
Series 2006-EQ2, Class A2 0.694%, due 1/25/37 (a)	50,622	36,297

	Principal Amount	Value
Home Equity (continued)
Specialty Underwriting & Residential Finance Trust Series 2006-BC4, Class A2B 0.702%, due 9/25/37 (a)	$551,260	$258,259

		857,039

Student Loans 0.0%‡
KeyCorp Student Loan Trust Series 2000-A, Class A2 1.145%, due 5/25/29 (a)	176,192	169,682

Total Asset-Backed Securities (Cost $1,381,842)		1,026,721

Convertible Bonds 0.4%
Commercial Services 0.0%‡
Live Nation Entertainment, Inc. 2.50%, due 5/15/19	240,000	256,950

Health Care—Products 0.2%
Danaher Corp. (zero coupon), due 1/22/21	266,000	791,683
Teleflex, Inc. 3.875%, due 8/1/17	322,000	842,231

		1,633,914

Health Care—Services 0.0%‡
Anthem, Inc. 2.75%, due 10/15/42	160,000	319,200

Internet 0.1%
Priceline Group, Inc. (The) 1.00%, due 3/15/18	305,000	481,710
Yahoo!, Inc. (zero coupon), due 12/1/18	275,000	273,109

		754,819

Pharmaceuticals 0.0%‡
Teva Pharmaceutical Finance Co. LLC 0.25%, due 2/1/26	295,000	324,500

Real Estate Investment Trusts 0.1%
SL Green Operating Partnership, L.P. 3.00%, due 10/15/17 (b)	250,000	348,594

Software 0.0%‡
Salesforce.com, Inc. 0.25%, due 4/1/18	190,000	221,706

Total Convertible Bonds (Cost $2,648,209)		3,859,683

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds 78.8%
Advertising 0.4%
Lamar Media Corp.
5.00%, due 5/1/23	$900,000	$927,000
5.375%, due 1/15/24	2,925,000	3,027,375

		3,954,375

Aerospace & Defense 0.9%
KLX, Inc. 5.875%, due 12/1/22 (b)	3,685,000	3,795,550
Orbital ATK, Inc. 5.50%, due 10/1/23	2,885,000	2,971,550
Triumph Group, Inc. 4.875%, due 4/1/21	1,975,000	1,852,550

		8,619,650

Agriculture 0.5%
Bunge, Ltd. Finance Corp. 3.50%, due 11/24/20	4,435,000	4,514,054

Airlines 1.0%
American Airlines Pass-Through Trust
Series 2015-2, Class AA, Pass Through Trust 3.60%, due 3/22/29	976,347	970,244
Series 2015-2, Class A, Pass Through Trust 4.00%, due 3/22/29	976,352	990,997
Continental Airlines, Inc.
Series 2007-1, Class A 5.983%, due 10/19/23	629,965	696,111
Series 2003-ERJ1 7.875%, due 1/2/20	88,255	91,013
Series 2004-ERJ1 9.558%, due 3/1/21	10,261	10,877
Series 2005-ERJ1 9.798%, due 10/1/22	407,315	446,010
Delta Air Lines, Inc.
Series 2011-1, Class A, Pass Through Trust 5.30%, due 10/15/20	192,488	203,075
Series 2010-1, Class A, Pass Through Trust 6.20%, due 1/2/20	48,528	51,076
Northwest Airlines, Inc. Series 2007-1, Class A 7.027%, due 5/1/21	62,787	70,083
U.S. Airways Group, Inc.
Series 2012-1, Class A, Pass Through Trust 5.90%, due 4/1/26	1,453,937	1,621,139

	Principal Amount	Value
Airlines (continued)
U.S. Airways Group, Inc. (continued)
Series 2010-1, Class A, Pass Through Trust 6.25%, due 10/22/24	$1,064,127	$1,181,181
United Airlines, Inc.
Series 2007-1, Pass Through Trust 6.636%, due 1/2/24	2,264,437	2,439,931
Series 2014-2, Class B, Pass Through Trust 4.625%, due 3/3/24	1,582,397	1,618,001
Series 2009-2, Class A 9.75%, due 7/15/18	43,263	43,401

		10,433,139

Apparel 0.2%
VF Corp. 3.50%, due 9/1/21	2,185,000	2,270,995

Auto Manufacturers 1.2%
Ford Holdings LLC 9.30%, due 3/1/30	215,000	292,137
Ford Motor Co.
6.625%, due 10/1/28	51,000	59,958
7.45%, due 7/16/31	614,000	770,598
8.90%, due 1/15/32	135,000	179,495
Ford Motor Credit Co. LLC 8.125%, due 1/15/20	1,584,000	1,826,639
General Motors Financial Co., Inc. 3.45%, due 4/10/22	4,000,000	3,955,740
Toyota Motor Credit Corp. 1.25%, due 10/5/17	4,924,000	4,923,350

		12,007,917

Auto Parts & Equipment 1.8%
Dana, Inc. 5.375%, due 9/15/21	4,450,000	4,611,313
Goodyear Tire & Rubber Co. (The) 7.00%, due 5/15/22 (d)	4,040,000	4,262,200
MPG Holdco I, Inc. 7.375%, due 10/15/22	3,595,000	3,756,775
Schaeffler Finance B.V. 4.75%, due 5/15/23 (b)	2,195,000	2,227,925
ZF North America Capital, Inc. 4.50%, due 4/29/22 (b)	3,380,000	3,485,625

		18,343,838

Banks 12.3%
♦Bank of America Corp.
1.147%, due 5/6/19 (a)	EUR 1,000,000	1,072,017
3.248%, due 10/21/27	$7,705,000	7,355,963
3.50%, due 4/19/26	5,700,000	5,624,030
4.875%, due 4/1/44	515,000	558,812
5.00%, due 1/21/44	1,605,000	1,757,624

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Bank of America Corp. (continued)
5.125%, due 12/29/49 (a)	$2,010,000	$1,979,850
5.625%, due 7/1/20	1,390,000	1,528,379
5.875%, due 2/7/42	465,000	562,020
6.11%, due 1/29/37	1,438,000	1,685,762
6.30%, due 12/29/49 (a)	1,810,000	1,891,450
7.625%, due 6/1/19	95,000	106,753
8.57%, due 11/15/24	455,000	572,150
Bank of New York Mellon Corp. (The) 4.625%, due 12/29/49 (a)	3,740,000	3,430,777
Barclays Bank PLC 5.14%, due 10/14/20	4,249,000	4,487,390
Capital One Financial Corp.
4.20%, due 10/29/25	470,000	471,563
5.55%, due 12/29/49 (a)	4,045,000	4,095,562
♦Citigroup, Inc.
2.50%, due 7/29/19	2,540,000	2,557,412
4.65%, due 7/30/45	1,322,000	1,393,451
5.50%, due 9/13/25	2,710,000	2,978,320
6.30%, due 12/29/49 (a)	4,290,000	4,253,535
Citizens Bank N.A. 2.55%, due 5/13/21	1,145,000	1,137,971
Citizens Financial Group, Inc.
4.15%, due 9/28/22 (b)	1,450,000	1,467,648
4.30%, due 12/3/25	2,550,000	2,590,336
Discover Bank
7.00%, due 4/15/20	1,005,000	1,115,930
8.70%, due 11/18/19	420,000	476,869
♦Goldman Sachs Group, Inc. (The)
2.30%, due 12/13/19	2,100,000	2,097,616
3.625%, due 1/22/23	2,813,000	2,873,232
4.80%, due 7/8/44	2,700,000	2,834,538
5.30%, due 12/29/49 (a)(d)	2,537,000	2,432,349
6.75%, due 10/1/37	4,225,000	5,217,229
Huntington Bancshares, Inc. 3.15%, due 3/14/21	3,910,000	3,965,127
JPMorgan Chase & Co.
4.95%, due 6/1/45	1,025,000	1,092,967
6.125%, due 12/29/49 (a)	2,660,000	2,673,300
6.40%, due 5/15/38	920,000	1,192,121
♦Morgan Stanley
4.30%, due 1/27/45	3,710,000	3,697,271
4.875%, due 11/1/22	1,931,000	2,069,528
5.00%, due 11/24/25	3,450,000	3,685,590
5.45%, due 7/29/49 (a)	2,600,000	2,574,000
6.375%, due 7/24/42	595,000	764,674
PNC Bank N.A. 1.70%, due 12/7/18	3,530,000	3,523,611
Royal Bank of Canada 2.50%, due 1/19/21	3,860,000	3,869,442

	Principal Amount	Value
Banks (continued)
Royal Bank of Scotland Group PLC
5.125%, due 5/28/24	$3,589,000	$3,578,524
6.00%, due 12/19/23	205,000	212,934
6.125%, due 12/15/22	970,000	1,031,433
Toronto-Dominion Bank (The) 1.80%, due 7/13/21	4,695,000	4,546,488
US Bancorp 2.20%, due 4/25/19	2,385,000	2,405,358
US Bank N.A. 1.40%, due 4/26/19	2,615,000	2,586,567
Wachovia Corp. 5.50%, due 8/1/35	655,000	725,249
Wells Fargo & Co.
3.00%, due 10/23/26	1,640,000	1,561,931
4.90%, due 11/17/45	115,000	118,119
5.375%, due 11/2/43	775,000	855,328
5.875%, due 12/29/49 (a)	595,000	624,691
5.90%, due 12/29/49 (a)	3,270,000	3,286,350
Wells Fargo Bank N.A. 5.85%, due 2/1/37	300,000	353,372
Wells Fargo Capital X 5.95%, due 12/1/86	1,925,000	2,002,000

		123,602,513

Beverages 2.4%
Anheuser-Busch InBev Finance, Inc.
3.65%, due 2/1/26	4,185,000	4,248,570
4.90%, due 2/1/46	2,000,000	2,161,740
Constellation Brands, Inc.
3.70%, due 12/6/26	915,000	893,992
4.25%, due 5/1/23	2,985,000	3,095,117
4.75%, due 11/15/24	1,060,000	1,125,190
Dr. Pepper Snapple Group, Inc. 3.20%, due 11/15/21	3,230,000	3,308,734
Molson Coors Brewing Co. 3.00%, due 7/15/26	4,720,000	4,461,873
PepsiCo, Inc. 1.35%, due 10/4/19	4,900,000	4,862,750

		24,157,966

Biotechnology 0.6%
Biogen, Inc. 3.625%, due 9/15/22	3,560,000	3,654,219
Gilead Sciences, Inc. 4.50%, due 2/1/45	2,000,000	1,998,318

		5,652,537

Building Materials 1.7%
Fortune Brands Home & Security, Inc. 4.00%, due 6/15/25	4,630,000	4,761,710
Masco Corp.
4.375%, due 4/1/26	1,745,000	1,762,450
7.125%, due 3/15/20	1,100,000	1,237,500

12	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Building Materials (continued)
Masonite International Corp. 5.625%, due 3/15/23 (b)	$4,000,000	$4,130,000
Standard Industries, Inc. 5.375%, due 11/15/24 (b)	4,290,000	4,407,975
USG Corp.
5.50%, due 3/1/25 (b)	320,000	328,800
8.25%, due 1/15/18	582,000	616,192

		17,244,627

Chemicals 1.1%
Air Liquide Finance S.A.
1.375%, due 9/27/19 (b)	2,780,000	2,732,829
1.75%, due 9/27/21 (b)	1,895,000	1,819,556
Ashland LLC 4.75%, due 8/15/22	2,525,000	2,619,688
Dow Chemical Co. (The) 8.55%, due 5/15/19	197,000	225,778
Huntsman International LLC 5.125%, due 11/15/22	970,000	989,400
W.R. Grace & Co. 5.125%, due 10/1/21 (b)	2,915,000	3,038,887

		11,426,138

Commercial Services 0.8%
Service Corp. International 5.375%, due 1/15/22	3,699,000	3,846,960
United Rentals North America, Inc.
4.625%, due 7/15/23	1,350,000	1,377,000
5.75%, due 11/15/24	1,000,000	1,050,000
6.125%, due 6/15/23	1,489,000	1,578,340

		7,852,300

Computers 0.9%
Apple, Inc.
1.55%, due 8/4/21	1,620,000	1,566,252
3.85%, due 8/4/46	1,170,000	1,121,025
Diamond 1 Finance Corp. / Diamond 2 Finance Corp. 6.02%, due 6/15/26 (b)	625,000	677,060
Hewlett Packard Enterprise Co. 3.60%, due 10/15/20	2,000,000	2,034,628
NCR Corp. 5.00%, due 7/15/22	3,545,000	3,615,900

		9,014,865

Diversified Financial Services 0.9%
♦GE Capital International Funding Co. 2.342%, due 11/15/20	7,300,000	7,296,518
Peachtree Corners Funding Trust 3.976%, due 2/15/25 (b)	560,000	546,399

	Principal Amount	Value
Diversified Financial Services (continued)
Protective Life Global Funding 1.555%, due 9/13/19 (b)	$1,200,000	$1,181,670

		9,024,587

Electric 2.7%
AEP Transmission Co. LLC 3.10%, due 12/1/26 (b)	3,360,000	3,309,210
Calpine Corp. 5.75%, due 1/15/25 (d)	4,300,000	4,149,500
CMS Energy Corp.
3.875%, due 3/1/24	1,705,000	1,773,244
5.05%, due 3/15/22	1,350,000	1,478,898
6.25%, due 2/1/20	1,360,000	1,504,364
Duquesne Light Holdings, Inc. 5.90%, due 12/1/21 (b)	1,494,000	1,671,429
FirstEnergy Transmission LLC
4.35%, due 1/15/25 (b)	1,675,000	1,733,054
5.45%, due 7/15/44 (b)	2,370,000	2,515,914
Great Plains Energy, Inc.
4.85%, due 6/1/21	1,455,000	1,550,083
5.292%, due 6/15/22 (c)	795,000	862,155
Pacific Gas & Electric Co. 1.131%, due 11/30/17 (a)	3,800,000	3,801,205
Puget Energy, Inc. 5.625%, due 7/15/22	585,000	647,788
WEC Energy Group, Inc. 6.25%, due 5/15/67 (a)	1,860,340	1,630,123

		26,626,967

Electronics 0.5%
Honeywell International, Inc.
1.40%, due 10/30/19	990,000	980,845
5.375%, due 3/1/41	3,000,000	3,660,132

		4,640,977

Entertainment 0.6%
International Game Technology PLC 6.25%, due 2/15/22 (b)	2,595,000	2,783,138
Isle of Capri Casinos, Inc.
5.875%, due 3/15/21	422,000	436,770
8.875%, due 6/15/20	2,750,000	2,887,500

		6,107,408

Environmental Controls 0.6%
Republic Services, Inc. 4.75%, due 5/15/23	3,665,000	4,002,774
Waste Management, Inc. 4.60%, due 3/1/21	1,800,000	1,941,609

		5,944,383

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Finance—Auto Loans 0.6%
Ally Financial, Inc.
3.50%, due 1/27/19	$3,175,000	$3,190,875
8.00%, due 11/1/31	2,565,000	2,975,195

		6,166,070

Finance—Commercial 0.5%
CIT Group, Inc.
3.875%, due 2/19/19	810,000	827,213
4.25%, due 8/15/17	1,930,000	1,956,537
5.25%, due 3/15/18	1,780,000	1,844,525

		4,628,275

Finance—Consumer Loans 1.6%
Navient Corp.
5.00%, due 10/26/20	510,000	520,200
8.00%, due 3/25/20	1,598,000	1,772,821
OneMain Financial Holdings LLC 7.25%, due 12/15/21 (b)	4,665,000	4,863,262
Springleaf Finance Corp.
5.25%, due 12/15/19	1,140,000	1,148,550
6.00%, due 6/1/20	2,050,000	2,078,188
7.75%, due 10/1/21	1,940,000	2,046,700
Synchrony Financial 4.50%, due 7/23/25	4,000,000	4,108,664

		16,538,385

Finance—Credit Card 0.0%‡
Discover Financial Services 3.85%, due 11/21/22	300,000	304,570

Finance—Investment Banker/Broker 0.1%
Jefferies Group LLC 6.45%, due 6/8/27	750,000	822,538

Finance—Leasing Companies 0.7%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust 4.625%, due 10/30/20	3,585,000	3,728,400
Air Lease Corp. 2.125%, due 1/15/20	2,215,000	2,181,946
International Lease Finance Corp. 5.875%, due 4/1/19	1,385,000	1,470,842

		7,381,188

Food 3.3%
Ingredion, Inc. 3.20%, due 10/1/26	1,935,000	1,893,786
J.M. Smucker Co. (The) 1.75%, due 3/15/18	3,865,000	3,870,040

	Principal Amount	Value
Food (continued)
Kerry Group Financial Services 3.20%, due 4/9/23 (b)	$2,151,000	$2,058,060
Kraft Heinz Foods Co.
4.875%, due 2/15/25 (b)	2,252,000	2,429,404
5.00%, due 6/4/42	1,840,000	1,884,042
Kroger Co. (The) 1.50%, due 9/30/19	2,805,000	2,762,375
Mondelez International Holdings Netherlands B.V.
1.625%, due 10/28/19 (b)	3,060,000	2,999,694
2.00%, due 10/28/21 (b)	3,355,000	3,214,224
Pilgrim’s Pride Corp. 5.75%, due 3/15/25 (b)	2,705,000	2,698,238
Smithfield Foods, Inc.
6.625%, due 8/15/22	2,485,000	2,618,569
7.75%, due 7/1/17	794,000	815,835
Sysco Corp. 3.30%, due 7/15/26	1,735,000	1,702,609
Whole Foods Market, Inc. 5.20%, due 12/3/25	4,210,000	4,457,653

		33,404,529

Food Services 0.5%
♦Aramark Services, Inc.
4.75%, due 6/1/26 (b)	2,790,000	2,762,100
5.125%, due 1/15/24 (b)	1,555,000	1,603,594
5.75%, due 3/15/20	589,000	601,516

		4,967,210

Forest Products & Paper 0.3%
Domtar Corp. 10.75%, due 6/1/17	201,000	207,968
Georgia-Pacific LLC 8.00%, due 1/15/24	2,180,000	2,782,463
International Paper Co. 7.30%, due 11/15/39	157,000	200,052

		3,190,483

Gas 0.3%
AmeriGas Partners, L.P. / AmeriGas Finance Corp. 5.50%, due 5/20/25	500,000	505,000
5.625%, due 5/20/24	2,754,000	2,815,965

		3,320,965

Hand & Machine Tools 0.1%
Milacron LLC / Mcron Finance Corp. 7.75%, due 2/15/21 (b)	750,000	770,625

Health Care—Products 1.6%
Alere, Inc. 6.50%, due 6/15/20	1,969,000	1,939,465

14	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Health Care—Products (continued)
Baxter International, Inc. 2.60%, due 8/15/26	$6,085,000	$5,617,520
Hologic, Inc. 5.25%, due 7/15/22 (b)	3,840,000	4,041,600
Mallinckrodt International Finance S.A. / Mallinckrodt CB LLC 5.75%, due 8/1/22 (b)	1,405,000	1,352,312
Stryker Corp. 2.625%, due 3/15/21	1,500,000	1,505,793
Zimmer Biomet Holdings, Inc. 2.70%, due 4/1/20	1,190,000	1,190,060

		15,646,750

Health Care—Services 1.2%
HCA, Inc.
5.00%, due 3/15/24	3,450,000	3,549,187
5.875%, due 3/15/22	1,000,000	1,077,500
Tenet Healthcare Corp.
4.463%, due 6/15/20 (a)	3,250,000	3,274,375
6.00%, due 10/1/20	1,545,000	1,618,388
UnitedHealth Group, Inc. 1.40%, due 10/15/17	2,820,000	2,824,106

		12,343,556

Home Builders 3.3%
CalAtlantic Group, Inc.
5.875%, due 11/15/24	800,000	812,000
6.25%, due 12/15/21	1,150,000	1,239,125
8.375%, due 5/15/18	885,000	960,225
8.375%, due 1/15/21	1,100,000	1,281,500
♦D.R. Horton, Inc.
3.75%, due 3/1/19	3,905,000	3,983,100
4.375%, due 9/15/22	3,350,000	3,408,625
KB Home
7.50%, due 9/15/22	1,670,000	1,761,850
8.00%, due 3/15/20	1,925,000	2,117,500
Lennar Corp.
4.50%, due 6/15/19	2,970,000	3,066,525
4.50%, due 11/15/19	1,300,000	1,350,375
6.95%, due 6/1/18	46,000	48,645
MDC Holdings, Inc.
5.50%, due 1/15/24	2,425,000	2,503,812
5.625%, due 2/1/20	1,072,000	1,139,000
Shea Homes, L.P. / Shea Homes Funding Corp. 5.875%, due 4/1/23 (b)	2,520,000	2,457,000
Toll Brothers Finance Corp. 5.875%, due 2/15/22	2,475,000	2,685,375
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 4.375%, due 6/15/19	4,230,000	4,304,025

		33,118,682

	Principal Amount	Value
Household Products & Wares 0.1%
Spectrum Brands, Inc. 5.75%, due 7/15/25	$1,265,000	$1,312,438

Housewares 0.6%
Newell Brands, Inc. 3.85%, due 4/1/23	6,000,000	6,223,842

Insurance 4.4%
Allstate Corp. (The) 6.50%, due 5/15/67 (a)	3,047,000	3,458,345
Berkshire Hathaway Finance Corp. 1.45%, due 3/7/18	3,895,000	3,898,813
Chubb Corp. (The) 6.375%, due 3/29/67 (a)	2,495,000	2,345,300
Genworth Holdings, Inc. 4.90%, due 8/15/23	1,835,000	1,513,875
Liberty Mutual Group, Inc.
7.80%, due 3/7/87 (b)	102,000	114,750
10.75%, due 6/15/88 (a)(b)	987,000	1,480,500
Lincoln National Corp. 3.264%, due 5/17/66 (a)	7,583,000	6,142,230
Markel Corp. 5.00%, due 4/5/46	2,600,000	2,614,958
MassMutual Global Funding II
2.10%, due 8/2/18 (b)	1,400,000	1,412,146
2.50%, due 10/17/22 (b)	3,670,000	3,603,822
Oil Insurance, Ltd. 3.98%, due 12/29/49 (a)(b)	1,648,000	1,301,920
Pacific Life Insurance Co. 9.25%, due 6/15/39 (b)	1,046,000	1,545,072
Principal Life Global Funding II 2.375%, due 11/21/21 (b)	4,740,000	4,674,801
Protective Life Corp. 8.45%, due 10/15/39	1,564,000	2,071,892
Prudential Financial, Inc. 5.625%, due 6/15/43 (a)	1,245,000	1,293,244
Validus Holdings, Ltd. 8.875%, due 1/26/40	1,655,000	2,171,372
Voya Financial, Inc.
2.90%, due 2/15/18	378,000	382,682
3.65%, due 6/15/26	410,000	400,888
XLIT, Ltd.
4.45%, due 3/31/25	2,665,000	2,642,531
6.50%, due 10/29/49 (a)	1,516,000	1,182,480

		44,251,621

Internet 1.8%
Amazon.com, Inc. 1.20%, due 11/29/17	4,850,000	4,851,867
eBay, Inc. 1.35%, due 7/15/17	3,320,000	3,321,381

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Internet (continued)
Match Group, Inc. 6.75%, due 12/15/22	$1,760,000	$1,856,800
Priceline Group, Inc. (The) 3.60%, due 6/1/26	3,935,000	3,891,731
VeriSign, Inc. 4.625%, due 5/1/23	3,670,000	3,706,700

		17,628,479

Iron & Steel 1.2%
AK Steel Corp. 7.625%, due 10/1/21	2,860,000	3,070,925
ArcelorMittal
7.25%, due 2/25/22	1,575,000	1,775,813
8.00%, due 10/15/39	1,500,000	1,646,010
Cliffs Natural Resources, Inc. 5.90%, due 3/15/20	760,000	733,400
Steel Dynamics, Inc. 5.25%, due 4/15/23	2,100,000	2,199,750
Vale Overseas, Ltd. 6.25%, due 8/10/26	2,780,000	2,891,200

		12,317,098

Leisure Time 0.4%
NCL Corp., Ltd. 4.75%, due 12/15/21 (b)	1,000,000	999,380
Royal Caribbean Cruises, Ltd.
5.25%, due 11/15/22	1,850,000	1,977,188
7.25%, due 3/15/18	600,000	636,000

		3,612,568

Lodging 1.3%
Boyd Gaming Corp. 6.375%, due 4/1/26 (b)	1,000	1,077
Marriott International, Inc.
6.75%, due 5/15/18	185,000	197,213
7.15%, due 12/1/19	1,334,000	1,503,310
MGM Resorts International
6.00%, due 3/15/23 (d)	2,300,000	2,484,000
6.75%, due 10/1/20	1,194,000	1,328,325
8.625%, due 2/1/19	475,000	533,781
♦Wynn Las Vegas LLC / Wynn Las Vegas Capital Corp.
4.25%, due 5/30/23 (b)	1,150,000	1,095,018
5.375%, due 3/15/22	3,275,000	3,356,875
5.50%, due 3/1/25 (b)	2,790,000	2,767,680

		13,267,279

Machinery—Diversified 0.9%
CNH Industrial Capital LLC 4.875%, due 4/1/21	4,355,000	4,529,200

	Principal Amount	Value
Machinery—Diversified (continued)
Zebra Technologies Corp. 7.25%, due 10/15/22 (d)	$3,775,000	$4,105,313

		8,634,513

Media 2.8%
Altice Luxembourg S.A. 7.75%, due 5/15/22 (b)	4,400,000	4,697,000
Charter Communications Operating LLC / Charter Communications Operating Capital 4.464%, due 7/23/22	2,770,000	2,894,736
Clear Channel Worldwide Holdings, Inc. Series B 6.50%, due 11/15/22	1,385,000	1,416,162
Comcast Corp. 3.40%, due 7/15/46	2,050,000	1,790,290
CSC Holdings LLC
5.50%, due 4/15/27 (b)	1,255,000	1,270,688
6.625%, due 10/15/25 (b)	100,000	109,250
DISH DBS Corp.
4.25%, due 4/1/18 (d)	2,500,000	2,563,425
6.75%, due 6/1/21	2,525,000	2,739,625
Time Warner Entertainment Co., L.P. 8.375%, due 3/15/23	740,000	930,760
UPCB Finance IV, Ltd. 5.375%, due 1/15/25 (b)	5,335,000	5,375,012
Virgin Media Secured Finance PLC 5.50%, due 1/15/25 (b)	2,985,000	3,029,775
Walt Disney Co. (The) 0.875%, due 7/12/19	980,000	960,300

		27,777,023

Metal Fabricate & Hardware 0.2%
Novelis Corp.
5.875%, due 9/30/26 (b)	1,165,000	1,176,650
6.25%, due 8/15/24 (b)	330,000	349,800

		1,526,450

Mining 0.5%
Aleris International, Inc. 7.875%, due 11/1/20	752,000	753,880
FMG Resources (August 2006) Pty, Ltd. 9.75%, due 3/1/22 (b)	3,405,000	3,950,038

		4,703,918

Miscellaneous—Manufacturing 0.7%
Amsted Industries, Inc.
5.00%, due 3/15/22 (b)	1,860,000	1,860,000
5.375%, due 9/15/24 (b)	2,100,000	2,063,250
Bombardier, Inc. 6.00%, due 10/15/22 (b)	945,000	888,300

16	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Corporate Bonds (continued)
Miscellaneous—Manufacturing (continued)
Textron Financial Corp. 6.00%, due 2/15/67 (a)(b)	$3,720,000	$2,706,300

		7,517,850

Oil & Gas 1.5%
Anadarko Petroleum Corp. (zero coupon), due 10/10/36	6,555,000	2,650,265
CITGO Petroleum Corp. 6.25%, due 8/15/22 (b)	3,195,000	3,322,800
Murphy Oil USA, Inc. 6.00%, due 8/15/23	4,348,000	4,532,790
SM Energy Co.
5.00%, due 1/15/24 (d)	1,300,000	1,225,250
6.125%, due 11/15/22	2,445,000	2,475,563
Sunoco, L.P. / Sunoco Finance Corp. 5.50%, due 8/1/20	880,000	897,600

		15,104,268

Oil & Gas Services 0.1%
CGG S.A. 6.50%, due 6/1/21	1,950,000	897,000

Packaging & Containers 2.3%
Albea Beauty Holdings S.A. 8.375%, due 11/1/19 (b)	1,900,000	1,976,000
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 1/31/21 (b)	4,535,000	4,671,050
Ball Corp. 5.00%, due 3/15/22	4,240,000	4,441,400
Crown Americas LLC / Crown Americas Capital Corp. IV 4.50%, due 1/15/23	1,500,000	1,530,000
Crown European Holdings S.A. 4.00%, due 7/15/22 (b)	EUR 2,150,000	2,490,197
Owens-Brockway Glass Container, Inc. 5.00%, due 1/15/22 (b)	$4,030,000	4,120,675
Sealed Air Corp.
4.875%, due 12/1/22 (b)	1,875,000	1,926,562
5.50%, due 9/15/25 (b)	1,260,000	1,300,950
WestRock MWV LLC 7.375%, due 9/1/19	900,000	1,015,537

		23,472,371

Pharmaceuticals 1.0%
Actavis Funding SCS 3.45%, due 3/15/22	4,165,000	4,227,512
Pfizer, Inc. 1.20%, due 6/1/18	5,650,000	5,635,197

		9,862,709

	Principal Amount	Value
Pipelines 1.2%
Hiland Partners, L.P. / Hiland Partners Finance Corp. 5.50%, due 5/15/22 (b)	$3,430,000	$3,582,954
Spectra Energy Partners, L.P.
3.375%, due 10/15/26	2,100,000	2,008,595
4.75%, due 3/15/24	818,000	868,430
Targa Resources Partners, L.P. / Targa Resources Partners Finance Corp.
4.125%, due 11/15/19	750,000	759,375
5.25%, due 5/1/23	950,000	959,500
6.375%, due 8/1/22	861,000	891,135
Tesoro Logistics, L.P. / Tesoro Logistics Finance Corp. 5.875%, due 10/1/20	3,249,000	3,350,531

		12,420,520

Private Equity 0.2%
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 6.00%, due 8/1/20	1,945,000	1,986,331

Real Estate Investment Trusts 1.9%
Crown Castle International Corp. 3.40%, due 2/15/21	4,290,000	4,353,282
Equinix, Inc.
5.75%, due 1/1/25	2,000,000	2,090,000
5.875%, due 1/15/26	2,275,000	2,394,437
ESH Hospitality, Inc. 5.25%, due 5/1/25 (b)	5,145,000	5,119,275
Host Hotels & Resorts, L.P. 3.75%, due 10/15/23	329,000	322,984
Iron Mountain Europe PLC 6.125%, due 9/15/22 (b)	GBP 1,625,000	2,112,795
Iron Mountain, Inc.
5.75%, due 8/15/24	$1,635,000	1,679,963
6.00%, due 10/1/20 (b)	267,000	281,685
6.00%, due 8/15/23	340,000	361,250

		18,715,671

Retail 3.1%
AmeriGas Finance LLC / AmeriGas Finance Corp. 7.00%, due 5/20/22	355,000	373,637
AutoNation, Inc. 6.75%, due 4/15/18	830,000	875,631
AutoZone, Inc. 1.30%, due 1/13/17	4,550,000	4,550,146
Dollar General Corp.
3.25%, due 4/15/23	4,115,000	4,060,785
4.125%, due 7/15/17	1,255,000	1,273,210
Dollar Tree, Inc. 5.75%, due 3/1/23	4,705,000	4,981,748
L Brands, Inc. 5.625%, due 2/15/22	2,390,000	2,551,325

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Corporate Bonds (continued)
Retail (continued)
Macy’s Retail Holdings, Inc. 3.875%, due 1/15/22	$45,000	$46,090
O’Reilly Automotive, Inc. 3.55%, due 3/15/26	3,000,000	2,980,386
QVC, Inc. 4.85%, due 4/1/24	2,300,000	2,312,105
Starbucks Corp. 2.45%, due 6/15/26	2,950,000	2,815,327
Suburban Propane Partners, L.P. / Suburban Energy Finance Corp.
5.50%, due 6/1/24	4,515,000	4,571,437
5.75%, due 3/1/25	105,000	106,575

		31,498,402

Semiconductors 1.4%
NXP B.V. / NXP Funding LLC
4.625%, due 6/15/22 (b)	1,755,000	1,838,363
4.625%, due 6/1/23 (b)	4,065,000	4,268,250
Qorvo, Inc.
6.75%, due 12/1/23	2,500,000	2,750,000
7.00%, due 12/1/25	1,700,000	1,882,750
Sensata Technologies B.V. 5.00%, due 10/1/25 (b)	3,890,000	3,812,200

		14,551,563

Software 1.9%
♦First Data Corp.
5.00%, due 1/15/24 (b)	1,475,000	1,482,847
5.375%, due 8/15/23 (b)	1,300,000	1,348,750
7.00%, due 12/1/23 (b)	1,714,000	1,825,410
Microsoft Corp. 1.10%, due 8/8/19	4,635,000	4,572,673
MSCI, Inc. 5.75%, due 8/15/25 (b)	4,005,000	4,255,313
Oracle Corp.
2.65%, due 7/15/26	1,920,000	1,822,485
4.30%, due 7/8/34	935,000	966,775
PTC, Inc. 6.00%, due 5/15/24	2,569,000	2,710,295

		18,984,548

Telecommunications 3.6%
CenturyLink, Inc. 5.80%, due 3/15/22	3,250,000	3,321,922
CommScope, Inc.
4.375%, due 6/15/20 (b)	1,600,000	1,636,000
5.00%, due 6/15/21 (b)	1,563,000	1,609,890
Hughes Satellite Systems Corp.
5.25%, due 8/1/26 (b)	540,000	529,200
6.50%, due 6/15/19	900,000	978,750
7.625%, due 6/15/21	657,000	721,058

	Principal Amount	Value
Telecommunications (continued)
Sprint Capital Corp.
6.90%, due 5/1/19	$1,978,000	$2,094,207
8.75%, due 3/15/32	1,830,000	2,013,000
Sprint Corp. 7.25%, due 9/15/21	1,000,000	1,062,500
Sprint Spectrum Co. LLC / Sprint Spectrum Co. II LLC / Sprint Spectrum Co. III LLC 3.36%, due 3/20/23 (b)	5,865,000	5,875,968
T-Mobile USA, Inc.
6.00%, due 3/1/23	1,200,000	1,267,500
6.125%, due 1/15/22	3,050,000	3,217,750
6.50%, due 1/15/26	1,235,000	1,335,344
Telecom Italia Capital S.A. 7.721%, due 6/4/38	305,000	317,093
Telefonica Emisiones SAU
4.57%, due 4/27/23	1,781,000	1,868,504
5.462%, due 2/16/21	279,000	304,130
♦Verizon Communications, Inc.
3.00%, due 11/1/21	2,635,000	2,654,212
3.50%, due 11/1/24	2,505,000	2,496,964
5.15%, due 9/15/23	1,722,000	1,904,089
ViaSat, Inc. 6.875%, due 6/15/20	1,255,000	1,292,650

		36,500,731

Transportation 0.5%
XPO Logistics, Inc. 6.50%, due 6/15/22 (b)	5,025,000	5,276,250

Total Corporate Bonds (Cost $790,057,824)		792,086,505

Foreign Bond 0.1%
United Kingdom 0.1%
Barclays Bank PLC Series Reg S 10.00%, due 5/21/21	GBP 401,000	629,206

Total Foreign Bond (Cost $663,714)		629,206

Loan Assignments 14.3% (e)
Advertising 1.2%
Outfront Media Capital LLC Term Loan B 3.02%, due 2/1/21	$5,362,500	5,366,967
USAGM HoldCo LLC
2015 Term Loan 4.75%, due 7/28/22	3,093,750	3,109,219
2015 2nd Lien Term Loan 9.50%, due 7/28/23	3,125,000	3,171,875

		11,648,061

18	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Loan Assignments (continued)
Auto Manufacturers 0.3%
Navistar International Corp. Term Loan B 6.50%, due 8/7/20	$2,970,000	$3,006,382

Auto Parts & Equipment 0.4%
Allison Transmission, Inc. New Term Loan B3 3.256%, due 9/23/22	1,520,693	1,538,887
TI Group Automotive Systems LLC 2015 USD Term Loan 4.50%, due 6/30/22	2,690,938	2,724,574

		4,263,461

Building Materials 1.0%
Forterra, Inc. Term Loan B 4.50%, due 10/18/23	4,962,563	5,012,188
Quikrete Holdings, Inc. 2016 1st Lien Term Loan 4.00%, due 11/15/23	4,925,000	4,967,069

		9,979,257

Chemicals 0.4%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B1 3.498%, due 2/1/23	4,484,507	4,529,352

Commercial Services 1.9%
ExamWorks Group, Inc. Term Loan 4.75%, due 7/27/23	4,613,438	4,634,198
KAR Auction Services, Inc. Term Loan B2 4.188%, due 3/11/21	2,418,161	2,432,266
Neff Rental LLC 2nd Lien Term Loan 7.543%, due 6/9/21	3,474,669	3,446,437
ServiceMaster Co. 2016 Term Loan B 3.27%, due 11/3/23	4,435,000	4,436,109
U.S. Security Associates Holdings, Inc. 2016 Term Loan 6.00%, due 7/14/23	3,990,000	4,003,299

		18,952,309

Containers, Packaging & Glass 0.3%
Klockner-Pentaplast of America, Inc.
USD German Borrower 4.25%, due 4/28/20	315,212	317,970

	Principal Amount	Value
Containers, Packaging & Glass (continued)
Klockner-Pentaplast of America, Inc. (continued)
USD 1st Lien Term Loan 4.25%, due 4/28/20	$737,596	$744,050
Reynolds Group Holdings, Inc. 2016 USD Term Loan 4.25%, due 2/5/23	1,920,188	1,939,825

		3,001,845

Ecological 0.4%
Advanced Disposal Services Inc. Term Loan B3 3.50%, due 11/10/23	3,946,667	3,979,554

Entertainment 0.4%
Regal Cinemas Corp. Reprice Term Loan 3.27%, due 4/1/22	3,520,000	3,536,502

Environmental Controls 0.4%
GFL Environmental, Inc. USD Term Loan B 3.75%, due 9/29/23	3,990,000	3,992,494

Food Services 0.7%
♦Aramark Services, Inc. USD Term Loan F 3.498%, due 2/24/21	1,802,172	1,816,814
US Foods, Inc. 2016 Term Loan B 3.77%, due 6/27/23	5,248,625	5,295,490

		7,112,304

Hand & Machine Tools 0.2%
Milacron LLC Term Loan B 4.25%, due 9/28/20	1,980,822	2,000,630

Health Care—Products 0.4%
Ortho-Clinical Diagnostics, Inc. Term Loan B 4.75%, due 6/30/21	4,148,625	4,111,030

Health Care—Services 0.9%
Inventiv Health, Inc. 2016 Term Loan B 4.75%, due 11/9/23	4,950,000	4,953,866
MPH Acquisition Holdings LLC 2016 Term Loan B 5.00%, due 6/7/23	4,268,588	4,340,240

		9,294,106

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Loan Assignments (continued)
Hotels, Motels, Inns & Gaming 0.1%
Mohegan Tribal Gaming Authority 2016 Term Loan B 5.50%, due 9/28/23	$997,500	$1,002,800

Household Products & Wares 0.7%
KIK Custom Products, Inc. 2015 Term Loan B 6.00%, due 8/26/22	1,728,125	1,741,086
Prestige Brands, Inc. Term Loan B3 3.50%, due 9/3/21	5,455,729	5,492,103

		7,233,189

Internet 0.2%
Match Group, Inc. Term Loan B1 4.201%, due 11/16/22	1,859,375	1,869,834

Iron & Steel 0.4%
Signode Industrial Group U.S., Inc. USD Term Loan B 3.898%, due 5/1/21	4,475,679	4,489,665

Lodging 0.7%
Boyd Gaming Corp. Term Loan B 4.00%, due 8/14/20	528,403	531,516
Hilton Worldwide Finance LLC
Term Loan B2 3.256%, due 10/25/23	5,049,347	5,100,745
Term Loan B1 3.50%, due 10/26/20	371,380	374,166
MGM Growth Prop. Operating Partnership, L.P. 2016 Term Loan B 3.50%, due 4/25/23	992,500	999,634

		7,006,061

Machinery—Diversified 0.4%
Husky Injection Molding Systems, Ltd. 1st Lien Term Loan 4.25%, due 6/30/21	4,273,571	4,290,785

Media 0.6%
Charter Communications Operating LLC Term Loan F 3.02%, due 1/3/21	1,942,166	1,947,021
Virgin Media Investment Holdings, Ltd. USD Term Loan I 3.486%, due 1/31/25	4,100,000	4,115,375

		6,062,396

	Principal Amount	Value
Miscellaneous—Manufacturing 0.2%
Gates Global, Inc. Term Loan B 4.25%, due 7/6/21	$1,868,824	$1,868,533

Real Estate 0.4%
Realogy Corp. 2016 Term Loan B 3.77%, due 7/20/22	4,052,363	4,118,214

Retail Stores 0.0%‡
Dollar Tree, Inc. Term Loan B3 3.25%, due 7/6/22	310,227	312,425

Semiconductors 0.3%
Avago Technologies, Ltd. USD Term Loan B3 3.704%, due 2/1/23	2,860,370	2,898,808

Software 0.3%
♦First Data Corp. Extended 2021 Term Loan 3.756%, due 3/24/21	2,509,253	2,528,073

Telecommunications 1.1%
Level 3 Financing, Inc. 2015 Term Loan B2 3.50%, due 5/31/22	6,600,000	6,653,625
SBA Senior Finance II LLC Term Loan B1 3.27%, due 3/24/21	4,332,585	4,342,741

		10,996,366

Total Loan Assignments (Cost $142,931,075)		144,084,436

Mortgage-Backed Securities 0.0%‡
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.0%‡
Banc of America Commercial Mortgage Trust Series 2005-J, Class 1A1 3.294%, due 11/25/35 (f)	36,479	32,535
Wells Fargo Mortgage Backed Securities Trust Series 2006-AR10, Class 5A2 3.08%, due 7/25/36 (f)	27,111	26,627

		59,162

20	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Residential Mortgages (Collateralized Mortgage Obligations) 0.0%‡
Deutsche Alt-A Securities, Inc. Alternate Loan Trust Series 2005-5, Class 1A3 5.50%, due 11/25/35 (a)	$17,005	$16,582
WaMu Mortgage Pass-Through Certificates Series 2006-AR14, Class 1A1 2.617%, due 11/25/36 (f)	29,940	26,546

		43,128

Total Mortgage-Backed Securities (Cost $97,232)		102,290

Total Long-Term Bonds (Cost $937,779,895)		941,788,841

	Shares
Common Stocks 0.1%
Automobiles 0.1%
General Motors Co.	11,933	415,746

Machinery 0.0%‡
Stanley Black & Decker, Inc.	1,271	145,771

Total Common Stocks (Cost $499,831)		561,517

Convertible Preferred Stocks 0.1%
Banks 0.1%
♦ Bank of America Corp. 7.25% Series L	400	466,720
Wells Fargo & Co. 7.50% Series L	400	476,000

		942,720

Total Convertible Preferred Stocks (Cost $828,353)		942,720

	Number of Warrants
Warrants 0.0%‡
Automobiles 0.0%‡
General Motors Co. Strike Price $18.33 Expires 7/10/19 (g)	3,655	62,610

Total Warrants (Cost $63,451)		62,610

	Principal Amount	Value
Short-Term Investment 7.3%
Repurchase Agreement 7.3%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $73,659,207 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 5/15/23, with a Principal Amount of $77,190,000 and a Market Value of $75,134,585)	$73,658,961	$73,658,961

Total Short-Term Investment (Cost $73,658,961)		73,658,961

Total Investments, Before Investments Sold Short (Cost $1,012,830,492)	101.2%	1,017,014,649

Long-Term Bonds Sold Short (0.7%) Corporate Bonds Sold Short (0.7%)
Oil & Gas (0.7%)
Noble Energy, Inc.
4.15%, due 12/15/21	(1,000,000)	(1,040,687)
3.90%, due 11/15/24	(5,655,000)	(5,698,097)

Total Investments Sold Short (Cost $5,929,297)		(6,738,784)

Total Investments, Net of Investments Sold Short (Cost $1,006,901,195) (h)	100.5%	1,010,275,865
Other Assets, Less Liabilities	(0.5)	(4,762,559)
Net Assets	100.0%	$1,005,513,306

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2016.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for short positions. (See Note 2(O))

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2016.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2016 (continued)

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2016.

(g)	Non-income producing security.
(h)	As of December 31, 2016, cost was $1,013,127,164 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$16,572,508
Gross unrealized depreciation	(12,685,023)

Net unrealized appreciation	$3,887,485

As of December 31, 2016, the Fund held the following foreign currency forward contracts:

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank	EUR	3,482,000	$3,829,841	$159,251
Pound Sterling vs. U.S. Dollar	2/1/17	JPMorgan Chase Bank	GBP	3,694,000	4,528,231	(27,710)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$131,541

As of December 31, 2016, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(1,661)	March 2017	$(359,917,938)	$403,989
5-Year United States Treasury Note	363	March 2017	42,712,055	(153,414)
10-Year United States Treasury Note	(248)	March 2017	(30,821,750)	187,061
Euro Bund	(151)	March 2017	(26,091,677)	(146,455)
United States Treasury Long Bond	(260)	March 2017	(39,170,625)	364,950

			$(413,289,935)	$656,131

1.	As of December 31, 2016, cash in the amount of $2,270,956 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2016.

As of December 31, 2016, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$50,000,000	USD	10/8/2017	Fixed 0.730%	3-Month USD-LIBOR	$—	$148,842	$148,842
50,000,000	USD	10/16/2017	Fixed 0.695%	3-Month USD-LIBOR	—	166,472	166,472
80,000,000	USD	2/16/2018	Fixed 0.670%	3-Month USD-LIBOR	5,650	488,083	482,433
385,000,000	USD	3/30/2018	Fixed 0.960%	3-Month USD-LIBOR	19,266	1,387,512	1,368,246
550,000,000	USD	4/8/2018	Fixed 0.850%	3-Month USD-LIBOR	22,110	2,847,339	2,825,229
115,000,000	USD	7/22/2018	Fixed 0.937%	3-Month USD-LIBOR	6,445	709,364	702,919
					$53,471	$5,747,612	$5,694,141

1.	As of December 31, 2016, cash in the amount of $3,008,077 was on deposit with a broker for centrally cleared swap agreements.

The following abbreviations are used in the preceding pages:

EUR—Euro

GBP—British Pound Sterling

22	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$1,026,721	$—	$1,026,721
Convertible Bonds	—	3,859,683	—	3,859,683
Corporate Bonds	—	792,086,505	—	792,086,505
Foreign Bond	—	629,206	—	629,206
Loan Assignments (b)	—	128,959,924	15,124,512	144,084,436
Mortgage-Backed Securities	—	102,290	—	102,290

Total Long-Term Bonds	—	926,664,329	15,124,512	941,788,841

Common Stocks	561,517	—	—	561,517
Convertible Preferred Stocks	942,720	—	—	942,720
Warrants	62,610	—	—	62,610
Short-Term Investment
Repurchase Agreement	—	73,658,961	—	73,658,961

Total Investments in Securities	1,566,847	1,000,323,290	15,124,512	1,017,014,649

Other Financial Instruments
Foreign Currency Forward Contract (c)	—	159,251	—	159,251
Futures Contracts (c)	956,000	—	—	956,000
Interest Rate Swap Contracts (c)	—	5,694,141	—	5,694,141

Total Other Financial Instruments	956,000	5,853,392	—	6,809,392

Total Investments in Securities and Other Financial Instruments	$2,522,847	$1,006,176,682	$15,124,512	$1,023,824,041

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Bonds Sold Short
Corporate Bonds Sold Short	$—	$(6,738,784)	$—	$(6,738,784)

Total Long-Term Bonds Sold Short	—	(6,738,784)	—	(6,738,784)

Other Financial Instruments
Foreign Currency Forward Contract (c)	—	(27,710)	—	(27,710)
Futures Contracts (c)	(299,869)	—	—	(299,869)

Total Other Financial Instruments	(299,869)	(27,710)	—	(327,579)

Total Investments in Securities Sold Short and Other Financial Instruments	$(299,869)	$(6,766,494)	$—	$(7,066,363)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $6,281,094, 2,724,574, 2,000,630 and $4,118,214 are held in Advertising, Auto Parts & Equipment, Hand & Machine Tools, and Real Estate, respectively, within the Loan Assignments section of the Portfolio of Investments. All Level 3 Loan Assignments held by the Portfolio were valued by pricing services without adjustment.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2016 (continued)

As of December 31, 2016, securities with a market value of $7,567,233 transferred from Level 2 to Level 3. The transfer occurred as a result of utilizing significant unobservable inputs. As of December 31, 2015, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant observable inputs. (See Note 2)

As of December 31, 2016, a security with a market value of $2,799,304 transferred from Level 3 to Level 2. The transfer occurred as a result of utilizing significant observable inputs. As of December 31, 2015, the fair value obtained for these securities, as determined based on information provided by an independent pricing source, utilized significant unobservable inputs. (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2016 (a)
Long-Term Bonds
Loan Assignments
Advertising	$2,875,000	$8,399	$266	$467,741	$—	$(31,250)	$2,960,938	$—	$6,281,094	$467,741
Auto Parts & Equipment	—	1,945	115	99,531	—	(27,250)	2,650,233	—	2,724,574	99,531
Commercial Services	2,799,304	—	—	—	—	—	—	(2,799,304)	—	—
Hand & Machine Tools	—	—	—	44,568	—	—	1,956,062	—	2,000,630	44,568
Machinery—Construction & Mining	2,940,000	—	—	—	60,000	(3,000,000)	—	—	—	—
Real Estate	—	(657)	—	57,782	4,081,453	(20,364)	—	—	4,118,214	57,782

Total	$8,614,304	$9,687	$381	$669,622	$4,141,453	$(3,078,864)	$7,567,233	$(2,799,304)	$15,124,512	$669,622

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

24	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $1,012,830,492)	$1,017,014,649
Cash collateral on deposit at broker	5,279,033
Cash denominated in foreign currencies (identified cost $1,881,845)	1,890,415
Receivables:
Dividends and interest	9,711,328
Variation margin on futures contracts	441,115
Fund shares sold	687,284
Investment securities sold	334,024
Variation margin on centrally cleared swap contracts	26,490
Unrealized appreciation on foreign currency forward contracts	159,251

Total assets	1,035,543,589

Liabilities
Investments sold short (proceeds $5,929,297)	6,738,784
Due to custodian	114,809
Payables:
Investment securities purchased	22,110,618
Manager (See Note 3)	485,718
NYLIFE Distributors (See Note 3)	185,395
Fund shares redeemed	142,277
Shareholder communication	60,442
Professional fees	45,286
Broker fees and charges on short sales	41,197
Custodian	33,164
Interest on investments sold short	30,025
Trustees	1,442
Accrued expenses	13,416
Unrealized depreciation on foreign currency forward contracts	27,710

Total liabilities	30,030,283

Net assets	$1,005,513,306

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$101,853
Additional paid-in capital	1,034,083,178

1,034,185,031
Undistributed net investment income	3,853,198
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(42,383,587)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	10,534,429
Net unrealized appreciation (depreciation) on investments sold short	(809,487)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	133,722

Net assets	$1,005,513,306

Initial Class
Net assets applicable to outstanding shares	$122,585,801

Shares of beneficial interest outstanding	12,386,343

Net asset value per share outstanding	$9.90

Service Class
Net assets applicable to outstanding shares	$882,927,505

Shares of beneficial interest outstanding	89,466,549

Net asset value per share outstanding	$9.87

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Interest	$41,798,888
Dividends	81,636

Total income	41,880,524

Expenses
Manager (See Note 3)	5,353,694
Distribution/Service—Service Class (See Note 3)	2,018,796
Interest on investments sold short	624,031
Broker fees and charges on short sales	333,737
Shareholder communication	154,525
Professional fees	113,864
Custodian	49,945
Trustees	23,829
Interest expense	6,592
Miscellaneous	56,610

Total expenses	8,735,623
Reimbursement from custodian (a)	(2,452)

Net expenses	8,733,171

Net investment income (loss)	33,147,353

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(24,483,178)
Investments sold short	820,691
Futures transactions	(125,351)
Swap transactions	(2,014,993)
Foreign currency transactions	559,784

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(25,243,047)

Net change in unrealized appreciation (depreciation) on:
Investments	55,946,404
Investments sold short	(3,297,717)
Futures contracts	(157,068)
Swap contracts	3,637,300
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	68,368

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	56,197,287

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	30,954,240

Net increase (decrease) in net assets resulting from operations	$64,101,593

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

26	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$33,147,353	$31,524,720
Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions and foreign currency transactions	(25,243,047)	(19,011,020)
Net change in unrealized appreciation (depreciation) on investments, unfunded commitments, investments sold short, futures contracts, swap contracts and foreign currency transactions	56,197,287	(36,476,058)

Net increase (decrease) in net assets resulting from operations	64,101,593	(23,962,358)

Dividends to shareholders:
From net investment income:
Initial Class	(4,264,730)	(5,224,744)
Service Class	(27,133,079)	(22,188,686)

Total dividends to shareholders	(31,397,809)	(27,413,430)

Capital share transactions:
Net proceeds from sale of shares	204,058,463	260,331,821
Net asset value of shares issued to shareholders in reinvestment of dividends	31,397,809	27,413,430
Cost of shares redeemed	(140,275,677)	(96,876,274)

Increase (decrease) in net assets derived from capital share transactions	95,180,595	190,868,977

Net increase (decrease) in net assets	127,884,379	139,493,189

Net Assets
Beginning of year	877,628,927	738,135,738

End of year	$1,005,513,306	$877,628,927

Undistributed net investment income at end of year	$3,853,198	$3,603,114

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$9.54	$10.12	$10.32	$10.32	$9.60

Net investment income (loss) (a)	0.37	0.40	0.45	0.49	0.54
Net realized and unrealized gain (loss) on investments	0.33	(0.66)	(0.28)	(0.04)	0.81
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.02	0.03	(0.02)	(0.01)

Total from investment operations	0.71	(0.24)	0.20	0.43	1.34

Less dividends and distributions:
From net investment income	(0.35)	(0.34)	(0.40)	(0.43)	(0.53)
From net realized gain on investments	—	—	—	(0.00)‡	(0.09)

Total dividends and distributions	(0.35)	(0.34)	(0.40)	(0.43)	(0.62)

Net asset value at end of year	$9.90	$9.54	$10.12	$10.32	$10.32

Total investment return (b)	7.50%	(2.42%)	1.92%	4.17%	13.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.80%	4.01%	4.31%	4.69%	5.30%
Net expenses (excluding short sale expenses)	0.62%	0.62%	0.64%	0.65%	0.65%
Expenses (including short sales expenses)	0.72%	0.65%	0.64%	0.65%	0.65%
Short sale expenses	0.10%	0.03%	—	—	0.00	%(c)
Portfolio turnover rate	34%	26%	18%	23%	39%
Net assets at end of year (in 000’s)	$122,586	$129,311	$166,855	$105,972	$133,840

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Less than one-hundredth of a percent.

	Year ended December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of year	$9.51	$10.09	$10.29	$10.30	$9.60

Net investment income (loss) (a)	0.34	0.38	0.42	0.47	0.52
Net realized and unrealized gain (loss) on investments	0.33	(0.66)	(0.28)	(0.04)	0.79
Net realized and unrealized gain (loss) on foreign currency transactions	0.01	0.02	0.03	(0.03)	(0.01)

Total from investment operations	0.68	(0.26)	0.17	0.40	1.30

Less dividends and distributions:
From net investment income	(0.32)	(0.32)	(0.37)	(0.41)	(0.51)
From net realized gain on investments	—	—	—	(0.00)‡	(0.09)

Total dividends and distributions	(0.32)	(0.32)	(0.37)	(0.41)	(0.60)

Net asset value at end of year	$9.87	$9.51	$10.09	$10.29	$10.30

Total investment return (b)	7.23%	(2.66%)	1.67%	3.91%	13.58%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.54%	3.77%	4.06%	4.47%	5.03%
Net expenses (excluding short sales expenses)	0.87%	0.87%	0.89%	0.90%	0.90%
Expenses (including short sales expenses)	0.97%	0.90%	0.89%	0.90%	0.90%
Short sale expenses	0.10%	0.03%	—	—	0.00	%(c)
Portfolio turnover rate	34%	26%	18%	23%	39%
Net assets at end of year (in 000’s)	$882,928	$748,317	$571,281	$298,891	$148,966

‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Less than one-hundredth of a percent.

28	MainStay VP Unconstrained Bond Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Unconstrained Bond Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on April 29, 2011. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return by investing primarily in domestic and foreign debt securities.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

29

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were valued in such a manner. All Level 3 investments held by the Portfolio were valued by pricing services without adjustment. As of December 31, 2016, the value of these investments was $15,124,512.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy.

Equity securities, right and warrants are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy.

30	MainStay VP Unconstrained Bond Portfolio

Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Futures contracts are valued at the last posted settlement price on the market where each futures are primarily traded.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor measures the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities generally will be valued by methods deemed reasonable in good faith in such a manner as the Board deems appropriate to reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was measured as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2016, the Portfolio did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income, if

31

Notes to Financial Statements (continued)

any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayment of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown on the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(I)  Loan Assignments, Participations and Commitments.  The portfolio may invest in load assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Portfolio’s Statement of Asset and Liabilities. As of December 31, 2016, the Portfolio did not hold any unfunded commitments.

(J)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment

32	MainStay VP Unconstrained Bond Portfolio

based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risk such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of December 31, 2016, all open futures contracts are shown in the Portfolio of Investments.

(K)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, a Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2016, all swap positions outstanding are shown in the Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event

33

Notes to Financial Statements (continued)

by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(L)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Portfolio’s Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(M)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(N)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to

34	MainStay VP Unconstrained Bond Portfolio

risk until the sale or exercise of each right or warrant is completed. As of December 31, 2016, the Portfolio did not hold any rights.

(O)  Securities Sold Short.  The Portfolio may engage in sales of securities they do not own (“short sales”) as part of their investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(B)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(P)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(Q)  Securities of Risk.  The Portfolio’s principal investments may include high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Portfolio may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAV could go down and you could lose money. In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities. In certain circumstances, floating rate loans may not be deemed to be securities. As a result, the Portfolio may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Portfolio generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fail to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

35

Notes to Financial Statements (continued)

(R)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(S)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio invested in futures contracts to help manage the duration and yield curve of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Portfolio invested in interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Portfolio, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Portfolio also invested in foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	$—	$—	$956,000	$956,000
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (b)	—	—	5,694,141	5,694,141
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	159,251	—	159,251

Total Fair Value		$—	$159,251	$6,650,141	$6,809,392

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	$—	$—	$(299,869)	$(299,869)
Swap Contracts	Net Assets—Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (b)	—	—	—	—
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(27,710)	—	(27,710)

Total Fair Value		$—	$(27,710)	$(299,869)	$(327,579)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Statement of Assets and Liabilities.

36	MainStay VP Unconstrained Bond Portfolio

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net realized gain (loss) on futures transactions	$—	$—	$(125,351)	$(125,351)
Swap Contracts	Net realized gain (loss) on swap transactions	(18,014)	—	(1,996,979)	(2,014,993)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	608,900	—	608,900

Total Realized Gain (Loss)		$(18,014)	$608,900	$(2,122,330)	$(1,531,444)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	$—	$—	$(157,068)	$(157,068)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	—	—	3,637,300	3,637,300
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	(30,992)	—	(30,992)

Total Change in Unrealized Appreciation (Depreciation)		$—	$(30,992)	$3,480,232	$3,449,240

Average Notional Amount

	Credit Contracts Risk		Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts Long (a)	$—		$—	$43,112,867	$43,112,867
Futures Contracts Short	$—		$—	$356,205,653	$356,205,653
Swap Contracts	$5,482,880	(b)	$—	$1,097,583,333	$1,103,066,213
Forward Contracts Long (c)	$—		$5,118,934	$—	$5,118,934
Forward Contracts Short	$—		$(14,146,541)	$—	$(14,146,541)

(a)	Positions were open three months during the reporting period.

(b)	Positions were open five months during the reporting period.

(c)	Positions were open seven months during the reporting period.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory

Agreement with New York Life Investments, MacKay Shields LLC (“MacKay Shields”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor and is responsible for the day-to-day portfolio management of the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion. During the year ended December 31, 2016, the effective management fee rate was 0.58%.

37

Notes to Financial Statements (continued)

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $5,353,694

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the ‘‘Plan’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,216,757	$(41,662,802)	$—	$8,774,320	$(28,671,725)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, amendment fees, Contingent Payment Debt Instruments (“CPDIs”), mark to market of forward foreign currency contracts, mark to market of futures contracts, and deemed dividends on convertible investments.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(1,499,460)	$1,499,460	$—

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss), swaps, CPDI, deemed dividends on convertible investments, amortization of premium, defaulted bonds, and amendment fees.

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $41,662,802, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Unlimited	$5,614	$36,049

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$ 31,397,809	$—	$27,413,430	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

38	MainStay VP Unconstrained Bond Portfolio

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $439,025 and $281,866, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	1,009,337	$9,859,278
Shares issued to shareholders in reinvestment of dividends and distributions	436,717	4,264,730
Shares redeemed	(2,616,294)	(24,952,427)

Net increase (decrease)	(1,170,240)	$(10,828,419)

Year ended December 31, 2015:
Shares sold	1,857,184	$18,708,153
Shares issued to shareholders in reinvestment of dividends and distributions	528,872	5,224,744
Shares redeemed	(5,315,964)	(52,911,373)

Net increase (decrease)	(2,929,908)	$(28,978,476)

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	19,911,739	$194,199,185
Shares issued to shareholders in reinvestment of dividends and distributions	2,785,008	27,133,079
Shares redeemed	(11,892,741)	(115,323,250)

Net increase (decrease)	10,804,006	$106,009,014

Year ended December 31, 2015:
Shares sold	24,231,535	$241,623,668
Shares issued to shareholders in reinvestment of dividends and distributions	2,264,015	22,188,686
Shares redeemed	(4,424,915)	(43,964,901)

Net increase (decrease)	22,070,635	$219,847,453

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

39

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Unconstrained Bond Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Unconstrained Bond Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

40	MainStay VP Unconstrained Bond Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Unconstrained Bond Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay Shields”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MacKay Shields in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MacKay Shields (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including MacKay Shields as subadvisor to the Portfolio, and responses from New York Life Investments and MacKay Shields to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MacKay Shields; (ii) the investment performance of the Portfolio, New York Life Investments and MacKay Shields; (iii) the costs of the services provided, and profits realized, New York Life Investments and MacKay Shields from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MacKay Shields. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MacKay Shields. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MacKay Shields resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MacKay Shields

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments

41

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of MacKay Shields. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that MacKay Shields provides to the Portfolio. The Board evaluated MacKay Shields’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined MacKay Shields’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MacKay Shields, and MacKay Shields’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MacKay Shields. The Board also reviewed MacKay Shields’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MacKay Shields’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Portfolio. In addition, the Board considered any specific actions that New York Life Investments or MacKay Shields had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MacKay Shields to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MacKay Shields

The Board considered the costs of the services provided by New York Life Investments and MacKay Shields under the Agreements and the profits realized by New York Life Investments and its affiliates, including MacKay Shields, due to their relationships with the Portfolio. Because MacKay Shields is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and MacKay Shields in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and MacKay Shields and profits realized by New York Life Investments and its affiliates, including MacKay Shields, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that

42	MainStay VP Unconstrained Bond Portfolio

New York Life Investments and MacKay Shields must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and MacKay Shields to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reason-

ableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its, including MacKay Shields, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to MacKay Shields are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board

43

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

considered information provided by New York Life Investments and MacKay Shields on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

44	MainStay VP Unconstrained Bond Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

45

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

46	MainStay VP Unconstrained Bond Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

47

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

48	MainStay VP Unconstrained Bond Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

49

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1723516	MSVPUB11-02/17 (NYLIAC) NI532

MainStay VP Emerging Markets Equity Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	6.23%	–5.74%	1.46%
Service Class Shares	5.96	–5.97	1.71

Benchmark Performance	One Year	Since Inception (2/17/12)
MSCI Emerging Markets Index[2]	11.19%	–1.75%
Average Lipper Variable Products Emerging Markets Portfolio[3]	9.09	–1.99

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The MSCI Emerging Markets Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The MSCI Emerging Markets Index is a free float-adjusted market-capitalization index that is designed to measure equity market performance in the global emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made in an index.
3.	The Average Lipper Variable Products Emerging Markets Portfolio is representative of portfolios that, by portfolio practice, seek long-term capital appreciation by investing primarily in emerging market equity securities, where “emerging market” is defined by a country’s GNP per-capita or other economic measures. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Emerging Markets Equity Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,020.90	$6.81	$1,018.40	$6.80

Service Class Shares	$1,000.00	$1,019.70	$8.07	$1,017.10	$8.06

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.34% for Initial Class and 1.59% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Emerging Markets Equity Portfolio

Country Composition as of December 31, 2016 (Unaudited)

China	26.3%
Republic of Korea	16.7
Taiwan	11.3
India	9.5
Brazil	8.9
South Africa	5.9
Thailand	3.7
Russia	3.0
Indonesia	2.3
Mexico	2.0
United States	1.9
Turkey	1.5
Hong Kong	1.3
Malaysia	0.8
Colombia	0.6

Philippines	0.6%
Argentina	0.5
Poland	0.5
United Arab Emirates	0.5
Chile	0.3
Egypt	0.2
Greece	0.2
Peru	0.2
France	0.1
Hungary	0.1
Singapore	0.1
Ukraine	0.1
Other Assets, Less Liabilities	0.9

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	Samsung Electronics Co., Ltd.

2.	Taiwan Semiconductor Manufacturing Co., Ltd.

3.	Tencent Holdings, Ltd.

4.	China Construction Bank Corp. Class H

5.	Alibaba Group Holding, Ltd., Sponsored ADR

6.	Ping An Insurance Group Co. of China, Ltd. Class H

7.	Naspers, Ltd. Class N

8.	iShares MSCI Emerging Markets ETF

9.	Itau Unibanco Holding S.A.

10.	Oil & Natural Gas Corp., Ltd.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremy Roethel, CFA, and Andrew Ver Planck, CFA, of Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a Subadvisor of the Portfolio, and Jan Boudewijns, Philip Screve and Mohamed Lamine Saidi of Candriam Belgium (“Candriam”), a Subadvisor of the Portfolio.

How did MainStay VP Emerging Markets Equity Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Emerging Markets Equity Portfolio returned 6.23% for Initial Class shares and 5.96% for Service Class shares. Over the same period, both share classes underperformed the 11.19% return of the MSCI Emerging Markets Index,1 which is the Portfolio’s benchmark, and the 9.09% return of the Average Lipper2 Variable Products Emerging Markets Portfolio.

Were there any changes to the Portfolio during the reporting period?

At meetings held on December 12-14, 2016, the Board of Trustees of MainStay VP Funds Trust approved certain changes to the MainStay VP Emerging Markets Equity Portfolio. For further information, please refer to the prospectus supplement dated December 16, 2016 to the prospectus.

What factors affected the Portfolio’s relative performance during the reporting period?

Candriam

The volatile market environment—with strong sector and style rotations—along with negative news affecting some of our stock selections caused our portion of the Portfolio to underperform the MSCI Emerging Markets Index during the reporting period.

Factors that affected relative performance in our portion of the Portfolio relate to our investment process, which focuses on bottom-up selection of reasonably priced quality companies delivering strong and sustainable profitability.

The Portfolio’s relative performance suffered especially in February/March and November/December as markets rebounded and investors returned to stocks with more cyclical exposure, while taking profits on some of last year’s winners and reinvesting in lower-quality and higher-risk stocks. This detracted from the structural tilt toward quality and growth stocks in our portion of the Portfolio. Rumors and negative news flow regarding some of the holdings in our portion of the Portfolio, such as Chinese electrical distribution system solutions provider Boer Power Holdings and Korean petrochemicals and battery company LG Chemical, also led these securities to detract from performance. Efforts were made during the year to rebalance our portion of the Portfolio and increase cyclical exposure.

Cornerstone Holdings

Within sectors, stock selection was the largest driver of the positive returns relative to the MSCI Emerging Markets Index in our portion of the Portfolio. Allocation effects—being overweight or underweight specific sectors as a result of our bottom-up stock-selection process—proved modestly positive. On a regional basis, stock selection was a positive driver of relative performance, while allocation effects were negative.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Candriam

In our portion of the Portfolio, information technology made the strongest positive sector contribution relative to the MSCI Emerging Markets Index. (Contributions take weightings and total returns into account.) The utilities and consumer discretionary sectors also contributed positively to relative performance in our portion of the Portfolio. Stock selection and overweight positions in the information technology and utilities sectors also added to relative performance in our portion of the Portfolio.

Financials, industrials and materials made the weakest sector contributions relative to the benchmark in our portion of the Portfolio. Our industrials sector holdings provided a negative total return during the reporting period, while our holdings in the financials and materials sectors both finished the reporting period with positive total returns.

Cornerstone Holdings

Consumer discretionary, information technology and utilities were the strongest-performing sectors in our portion of the Portfolio. Strong performance in the consumer discretionary sector was driven by positive stock selection and an underweight position relative to the MSCI Emerging Markets Index. In information technology and telecommunication services, positive stock selection was the main driver of relative sector contributions in our portion of the Portfolio.

The weakest sector contributions to relative performance in our portion of the Portfolio came from materials, industrials and consumer staples. Unfortunate stock selection affected all three of these sectors, while an underweight position in the outperforming materials sector and an overweight position in the underperforming industrials sector also detracted from relative performance in our portion of the Portfolio.

1.	See footnote on page 5 for more information on the MSCI Emerging Markets Index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Emerging Markets Equity Portfolio

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

Candriam

The strongest contributions to absolute performance in our portion of the Portfolio came from Korean electrical equipment company Samsung Electronics; Taiwan-based semiconductor conglomerate TSMC; and Chinese provider of Internet, mobile and telecommunication services Tencent Holdings. Samsung achieved increasing success in its consumer electronics and memory units thanks to the company’s dominant market position and technology-driven market-share gains, while low multiples helped the company’s stock performance. TSMC, the world’s largest integrated circuit manufacturer, benefited from improving utilization rates and healthy mobile demand growth. Tencent Holdings continued to enjoy strong online game and advertising revenue and offered exposure to the quickly growing Chinese Internet sector.

Among the weakest contributors to absolute performance in our portion of the Portfolio were Chinese electrical distribution system solutions provider Boer Power Holding, Korean petrochemicals and battery company LG Chemical, and U.S.-listed software developer and information technology provider Luxoft. Each of these companies provided negative total returns during the reporting period. Boer Power Holding’s share price suffered when the company abandoned its successful factoring model, which led the market to discount lower future growth and margins. We sold our position in the company. LG Chemical shares remained depressed despite a strong petrochemical environment. Investors appeared to be disappointed by the lack of progress in electric-vehicle batteries in China because of the nation’s protectionist policies. We reduced our position in the company but gradually returned to the stock. Luxoft shares fell as concerns about Deutsche Bank, a major customer, spread to the bank’s service provider. We reduced the size of the position in our portion of the Portfolio.

Cornerstone Holdings

In our portion of the Portfolio, the strongest contributor to absolute performance was a long position in Chinese Internet company Tencent Holdings, which reported strong earnings on the continued growth of mobile games and online advertising revenue. The next-strongest contributor was circuit maker Taiwan Semiconductor, whose strong performance was supported by attractive margins and the company’s ability to meet the growing technology needs of smart phone makers. Consumer electronics and technology company Samsung was also a strong contributor in our portion of the Portfolio because of optimism surrounding the company’s semiconductor business and smart phone handset sales.

The weakest contributor to absolute performance in our portion of the Portfolio was a short position in Poland-based Jastrzebska Spolka Weglowa. The company’s stock rose as coal prices rebounded. Short positions in Brazilian steel and mining company Companhia Siderurgica Nacional and precious metals miner Impala Platinum Holdings also detracted when their respective stocks rose on stronger commodity spot prices.

Did the Portfolio make any significant purchases or sales during the reporting period?

Candriam

Our portion of the Portfolio made significant purchases in state owned oil and gas companies Petrochina (China) and ONGC (India) as we sought to add cyclical and energy exposure after November 2016, when OPEC reached a deal that supported oil prices. Our portion of the Portfolio also made large purchases in the information technology sector, which is one of our preferred sectors that combines growth and cyclical exposure. We added substantially to our position in Taiwanese semiconductor conglomerate TSMC, and we built a position in Korean memory chip maker SK Hynix. TSMC, a leader in integrated circuit manufacturing, was supported by strong mobile demand. SK Hynix benefited from better pricing trends in DRAM and NAND chips.

Significant sales in our portion of the Portfolio included Indian housing finance company HDFC Holdings and Korean automobile conglomerate Hyundai Motor preferred shares. The position in HDFC Holdings was sold because of slowing growth and increasing margin pressure. The sale also allowed us to finance more promising investments in the Indian financials sector. The position in Hyundai Motor was divested when earnings disappointed because of increased price pressures. We used the proceeds of the sale to invest in holding company and car parts manufacturer Hyundai Mobis.

Cornerstone Holdings

Our portion of the Portfolio entered into new long positions in information technology service company HCL Technologies and liquid crystal display maker LG Display, moving to overweight positions relative to the MSCI Emerging Markets Index, supported by improving valuation and momentum measures.

In our portion of the Portfolio, we sold retailer WalMart de Mexico, moving from an overweight position to a zero weight because of unattractive valuation and momentum characteristics. Our portion of the Portfolio also exited its position in fixed and mobile telecommunication services provider Chunghwa Telecom because of unattractive valuation and momentum characteristics.

9

How did the Portfolio’s sector weightings change during the reporting period?

Candriam

In our portion of the Portfolio, the largest increases in sector weightings during the reporting period were in materials and information technology. Over the same period, our largest decreases in sector weightings were in consumer discretionary and industrials.

Cornerstone Holdings

During the reporting period, our portion of the Portfolio modestly increased its weightings in the financials and energy sectors relative to the MSCI Emerging Markets Index. Over the same period, our portion of the Portfolio modestly reduced its weightings relative to the Index in the health care and consumer discretionary sectors.

Regionally, our portion of the Portfolio modestly increased its weighting relative to the MSCI Emerging Markets Index in Asia and Latin America, while it reduced its relative weight in Europe, the Middle East and Africa (“EMEA”). On a country basis, our portion of the Portfolio increased its weightings relative to the MSCI Emerging Markets Index in Brazil and Thailand but decreased its relative weightings in Mexico and Taiwan.

How was the Portfolio positioned at the end of the reporting period?

Candriam

As of December 31, 2016, our portion of the Portfolio was most significantly overweight relative to the MSCI Emerging Markets

Index in the materials and the information technology sectors. As of the same date, the sectors that were most significantly underweight in our portion of the Portfolio were financials and telecommunication services.

Cornerstone Holdings

As of December 31, 2016, our portion of the Portfolio held modestly overweight positions relative to the MSCI Emerging Markets Index in the financials and energy sectors. As of the same date, our portion of the Portfolio held modestly underweight positions relative to the Index in the consumer discretionary and real estate sectors.

Regionally, our portion of the Portfolio held an overweight position relative to the MSCI Emerging Markets Index in Asia as of December 31, 2016. As of the same date, we held underweight positions in Latin America and EMEA. From a country perspective, our portion of the Portfolio was overweight relative to the MSCI Emerging Markets Index in China, Thailand and South Korea at the end of the reporting period. As of December 31, 2016, our portion of the Portfolio held underweight positions relative to the Index in Malaysia, Mexico and the Philippines.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP Emerging Markets Equity Portfolio

Portfolio of Investments December 31, 2016

	Shares	Value
Common Stocks 91.6%†
Argentina 0.5%
Pampa Energia S.A., Sponsored ADR (Electric Utilities) (a)	60,000	$2,088,600

Brazil 4.8%
Banco Bradesco S.A. (Banks)	117,400	1,046,476
Banco do Brasil S.A. (Banks)	121,400	1,040,147
Banco Santander Brasil S.A. (Banks)	34,600	307,769
Cia de Saneamento Basico do Estado de Sao Paulo (Water Utilities)	248,300	2,157,372
Cia de Saneamento de Minas Gerais-COPASA (Water Utilities)	25,100	280,699
Cosan S.A. Industria e Comercio (Oil, Gas & Consumable Fuels)	84,300	986,466
EcoRodovias Infraestrutura e Logistica S.A. (Transportation Infrastructure)	240,000	603,799
Equatorial Energia S.A. (Electric Utilities)	85,000	1,416,589
JBS S.A. (Food Products)	221,900	773,394
Kroton Educacional S.A. (Diversified Consumer Services)	419,100	1,703,642
Lojas Renner S.A. (Multiline Retail)	170,000	1,204,785
M Dias Branco S.A. (Food Products)	26,200	926,006
MRV Engenharia e Participacoes S.A. (Household Durables)	223,700	748,621
QGEP Participacoes S.A. (Oil, Gas & Consumable Fuels)	219,600	358,967
Qualicorp S.A. (Health Care Providers & Services)	247,600	1,458,791
Raia Drogasil S.A. (Food & Staples Retailing)	74,000	1,388,139
Sao Martinho S.A. (Food Products)	86,400	517,627
Ser Educacional S.A. (Diversified Consumer Services) (b)	103,330	590,381
Smiles S.A. (Media)	41,800	571,604
Sul America S.A. (Insurance)	174,000	962,637
Transmissora Alianca de Energia Eletrica S.A. (Electric Utilities)	128,500	816,633
Vale S.A. (Metals & Mining)	23,900	182,341

		20,042,885

Chile 0.3%
Banco de Credito e Inversiones (Banks)	552	27,938
CAP S.A. (Metals & Mining)	87,349	623,367
Cencosud S.A. (Food & Staples Retailing)	102,770	288,458
Enel Americas S.A. (Electric Utilities) (b)	1,467,579	230,064

		1,169,827

China 26.3%
AAC Technologies Holdings, Inc. (Electronic Equipment, Instruments & Components)	131,000	1,178,552

	Shares	Value
China (continued)
Agricultural Bank of China, Ltd. Class H (Banks)	2,755,000	$1,124,883
Air China, Ltd. Class H (Airlines)	778,000	496,173
♦Alibaba Group Holding, Ltd., Sponsored ADR (Internet Software & Services) (a)	52,000	4,566,120
Anhui Conch Cement Co., Ltd. Class H (Construction Materials)	515,000	1,389,832
Autohome, Inc., Sponsored ADR (Internet Software & Services) (a)	12,000	303,360
AVIC International Holdings, Ltd. Class H (Electronic Equipment, Instruments & Components)	152,000	76,250
BAIC Motor Corp., Ltd. Class H (Automobiles) (b)	108,000	95,960
Bank of China, Ltd. Class H (Banks)	2,743,000	1,210,235
Bank of Communications Co., Ltd. Class H (Banks)	1,227,000	878,343
Beijing Enterprises Holdings, Ltd. (Industrial Conglomerates)	208,000	980,128
Beijing Enterprises Water Group, Ltd. (Water Utilities) (a)	3,500,000	2,308,010
Belle International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	329,000	184,038
Best Pacific International Holdings, Ltd. Class H (Textiles, Apparel & Luxury Goods)	194,000	148,621
Brilliance China Automotive Holdings, Ltd. (Automobiles)	1,650,000	2,264,574
BYD Co., Ltd. Class H (Automobiles)	279,000	1,464,090
BYD Electronic International Co., Ltd. (Communications Equipment)	821,000	642,753
Changyou.com, Ltd., Sponsored ADR, ADR (Software) (a)	29,300	621,746
Chaowei Power Holdings, Ltd. (Auto Components)	561,000	478,357
China Agri-Industries Holdings, Ltd. (Food Products) (a)	1,683,000	654,772
China Cinda Asset Management Co., Ltd. Class H (Capital Markets)	3,823,000	1,379,195
China Communications Construction Co., Ltd. Class H (Construction & Engineering)	50,000	57,272
China Communications Services Corp., Ltd. Class H (Diversified Telecommunication Services)	2,148,000	1,367,027
♦China Construction Bank Corp. Class H (Banks)	9,674,000	7,411,386
China Everbright Bank Co., Ltd. Class H (Banks)	681,000	309,698
China Everbright International, Ltd. (Commercial Services & Supplies)	1,580,000	1,782,618

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
China (continued)
China Everbright, Ltd. (Capital Markets)	300,000	$566,034
China Evergrande Group (Real Estate Management & Development)	490,000	304,455
China Foods, Ltd. (Food Products)	242,000	102,036
China Galaxy Securities Co., Ltd. Class H (Capital Markets)	179,500	161,149
China Lesso Group Holdings, Ltd. (Building Products)	209,000	135,074
China Lumena New Materials Corp. (Chemicals) (a)(c)(d)	260,000	0
China Medical System Holdings, Ltd. (Pharmaceuticals)	900,000	1,419,891
China Merchants Bank Co., Ltd. Class H (Banks)	1,350,000	3,137,120
China Mobile, Ltd. (Wireless Telecommunication Services)	200,000	2,097,154
China National Building Material Co., Ltd. Class H (Construction Materials)	1,766,000	857,742
China Overseas Land & Investment, Ltd. (Real Estate Management & Development)	260,000	685,766
China Petroleum & Chemical Corp. Class H (Oil, Gas & Consumable Fuels)	5,200,000	3,679,809
China Railway Construction Corp., Ltd. Class H (Construction & Engineering)	1,571,000	2,012,661
China Resources Land, Ltd. (Real Estate Management & Development)	160,000	360,744
China Resources Power Holdings Co., Ltd. (Independent Power & Renewable Electricity Producers)	100,000	158,301
China Shenhua Energy Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	234,500	437,354
China Southern Airlines Co., Ltd. Class H (Airlines)	1,026,000	530,301
China State Construction International Holdings, Ltd. (Construction & Engineering)	1,020,000	1,520,904
China Telecom Corp., Ltd. Class H (Diversified Telecommunication Services)	2,956,000	1,361,349
China Vanke Co., Ltd. Class H (Real Estate Management & Development)	196,300	443,759
China Water Affairs Group, Ltd. (Water Utilities)	402,000	263,110
China Yongda Automobiles Services Holdings, Ltd. (Specialty Retail)	421,000	210,985
Chongqing Rural Commercial Bank Co., Ltd. Class H (Banks)	1,208,000	709,155
CNOOC, Ltd. (Oil, Gas & Consumable Fuels)	793,000	979,044
CSPC Pharmaceutical Group, Ltd. (Pharmaceuticals)	2,044,000	2,174,113
Dah Chong Hong Holdings, Ltd. (Distributors)	144,000	54,783
Dongyue Group, Ltd. (Chemicals) (a)(c)(d)	686,000	121,197

	Shares	Value
China (continued)
Far East Horizon, Ltd. (Diversified Financial Services)	181,000	$154,544
Fufeng Group, Ltd. (Chemicals)	441,000	216,643
Geely Automobile Holdings, Ltd. (Automobiles)	665,000	632,378
Great Wall Motor Co., Ltd. Class H (Automobiles)	990,000	918,102
Guangzhou Automobile Group Co., Ltd. Class H (Automobiles)	682,000	816,189
Haitian International Holdings, Ltd. (Machinery)	170,000	331,377
Harbin Electric Co., Ltd. Class H (Electrical Equipment)	352,000	163,712
Hengan International Group Co., Ltd. (Personal Products)	51,500	377,595
Hisense Kelon Electrical Holdings Co., Ltd. Class H (Household Durables)	576,000	468,087
Huaneng Renewables Corp., Ltd. Class H (Independent Power & Renewable Electricity Producers)	7,584,000	2,453,006
Industrial & Commercial Bank of China, Ltd. Class H (Banks)	2,139,000	1,275,757
Jiangsu Expressway Co., Ltd. Class H (Transportation Infrastructure)	424,000	534,592
Kingboard Chemical Holdings, Ltd. (Electronic Equipment, Instruments & Components)	248,000	748,347
Kunlun Energy Co., Ltd. (Oil, Gas & Consumable Fuels)	1,218,000	909,274
Lonking Holdings, Ltd. (Machinery)	654,000	138,595
Metallurgical Corp. of China, Ltd. Class H (Construction & Engineering)	147,000	56,980
MMG, Ltd. (Metals & Mining) (a)	5,200,000	1,319,659
Momo, Inc., Sponsored ADR (Internet Software & Services) (a)	34,000	624,920
NetEase, Inc., ADR (Internet Software & Services)	7,500	1,615,050
New Oriental Education & Technology Group, Inc., Sponsored ADR (Diversified Consumer Services) (a)	18,200	766,220
NQ Mobile, Inc. Class A, Sponsored ADR (Software) (a)	34,000	109,480
PetroChina Co., Ltd. Class H (Oil, Gas & Consumable Fuels)	3,850,000	2,840,926
PICC Property & Casualty Co., Ltd. Class H (Insurance)	160,000	246,884
♦Ping An Insurance Group Co. of China, Ltd. Class H (Insurance)	914,000	4,547,421
Q Technology Group Co., Ltd. (Household Durables) (a)	784,000	401,789
Qingdao Port International Co., Ltd. (Transportation Infrastructure) (b)	178,000	85,765

12	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
China (continued)
Shanghai Electric Group Co., Ltd. Class H (Electrical Equipment) (a)	768,000	$342,340
Shanghai Industrial Holdings, Ltd. (Industrial Conglomerates)	293,000	790,610
Shanghai Pharmaceuticals Holding Co., Ltd. Class H (Health Care Providers & Services)	290,500	663,926
SINA Corp. (Internet Software & Services) (a)	9,700	589,663
Sinopec Shanghai Petrochemical Co., Ltd. Class H (Chemicals)	1,710,000	925,640
Sinopharm Group Co., Ltd. Class H (Health Care Providers & Services)	86,400	354,478
Sinotruk Hong Kong, Ltd. (Machinery)	207,500	147,258
Sunny Optical Technology Group Co., Ltd. (Electronic Equipment, Instruments & Components)	280,000	1,220,018
TAL Education Group, Sponsored ADR (Diversified Consumer Services) (a)	23,700	1,662,555
♦Tencent Holdings, Ltd. (Internet Software & Services)	516,700	12,540,400
Tianneng Power International, Ltd. (Auto Components)	632,000	579,543
Tingyi (Cayman Islands) Holding Corp. (Food Products)	784,000	949,015
TravelSky Technology, Ltd. Class H (IT Services)	306,000	640,686
Weibo Corp., Sponsored ADR (Internet Software & Services) (a)	12,000	487,200
Weichai Power Co., Ltd. Class H (Machinery)	765,000	1,173,196
Weiqiao Textile Co., Ltd. Class H (Textiles, Apparel & Luxury Goods)	293,500	183,166
Xingda International Holdings, Ltd. (Auto Components)	1,138,000	512,938
Xinhua Winshare Publishing and Media Co., Ltd. Class H (Distributors)	189,000	175,455
Xinyi Solar Holdings, Ltd. (Semiconductors & Semiconductor Equipment) (a)	7,600,000	2,457,802
Xtep International Holdings, Ltd. (Textiles, Apparel & Luxury Goods)	888,500	371,413
Yingde Gases Group Co., Ltd. (Chemicals) (c)(d)	180,500	66,402
YY, Inc., ADR (Internet Software & Services) (a)	12,500	492,750
Zhongsheng Group Holdings, Ltd. (Specialty Retail)	799,000	710,529

		108,648,258

Colombia 0.2%
Almacenes Exito S.A. (Food & Staples Retailing)	66,327	329,267
Grupo de Inversiones Suramericana S.A. (Diversified Financial Services)	43,277	550,076

	Shares	Value
Colombia (continued)
Interconexion Electrica S.A. ESP (Electric Utilities)	11,204	$37,207

		916,550

Egypt 0.2%
Commercial International Bank Egypt S.A.E. (Banks)	133,651	538,511
Telecom Egypt Co. (Diversified Telecommunication Services)	431,179	276,592

		815,103

France 0.1%
JK Tyre & Industries, Ltd. (Auto Components)	148,601	246,401

Greece 0.2%
FF Group (Specialty Retail) (a)	9,766	197,484
JUMBO S.A. (Specialty Retail)	12,926	204,506
Mytilineos Holdings S.A. (Industrial Conglomerates) (a)	37,631	243,586

		645,576

Hong Kong 1.3%
China Metal Recycling Holdings, Ltd. (Metals & Mining) (a)(c)(d)	75,000	0
China Resources Cement Holdings, Ltd. (Construction Materials)	482,000	186,475
GCL-Poly Energy Holdings, Ltd. (Semiconductors & Semiconductor Equipment) (a)	2,308,000	275,726
Ju Teng International Holdings, Ltd. (Electronic Equipment, Instruments & Components)	98,000	30,193
Kingboard Laminates Holdings, Ltd. (Electronic Equipment, Instruments & Components)	817,000	797,568
Man Wah Holdings, Ltd. (Household Durables)	3,000,000	2,023,767
Nine Dragons Paper Holdings, Ltd. (Paper & Forest Products)	1,420,000	1,282,486
Pou Sheng International Holdings, Ltd. (Specialty Retail)	1,576,000	446,131
Real Nutriceutical Group, Ltd. (Personal Products)	734,000	55,676
Texhong Textile Group, Ltd. (Textiles, Apparel & Luxury Goods)	344,000	464,098

		5,562,120

Hungary 0.1%
OTP Bank PLC (Banks)	14,543	415,110

India 9.5%
Adani Ports & Special Economic Zone, Ltd. (Transportation Infrastructure)	450,000	1,764,158
Asian Paints, Ltd. (Chemicals)	74,000	970,198
Balrampur Chini Mills, Ltd. (Food Products)	420,859	777,458

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
India (continued)
Bharat Financial Inclusion, Ltd. (Consumer Finance) (a)	105,000	$909,678
Bharat Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	296,000	2,759,900
Chennai Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	172,797	696,220
Dewan Housing Finance Corp., Ltd. (Thrifts & Mortgage Finance)	189,045	675,531
Divi’s Laboratories, Ltd. (Life Sciences Tools & Services)	58,000	666,247
Eicher Motors, Ltd. (Machinery)	3,000	960,027
Escorts, Ltd. (Machinery)	149,390	647,602
Gail India, Ltd. (Gas Utilities)	27,304	175,358
Hindalco Industries, Ltd. (Metals & Mining)	521,957	1,182,911
Hindustan Petroleum Corp., Ltd. (Oil, Gas & Consumable Fuels)	207,707	1,349,397
Housing Development Finance Corp., Ltd. (Thrifts & Mortgage Finance)	43,501	807,863
Indiabulls Housing Finance, Ltd. (Thrifts & Mortgage Finance)	194,716	1,850,238
Indian Bank (Banks)	191,323	622,652
Infosys, Ltd. (IT Services)	12,080	179,670
Jain Irrigation Systems, Ltd. (Machinery)	18,330	23,721
Jammu & Kashmir Bank, Ltd. (The) (Banks)	417,236	363,406
JSW Steel, Ltd. (Metals & Mining)	37,449	890,930
Karnataka Bank, Ltd. (The) (Banks)	442,153	728,302
Karur Vysya Bank, Ltd. (The) (Banks)	117,160	140,665
KPIT Technologies, Ltd. (Software)	45,378	89,100
Manappuram Finance, Ltd. (Consumer Finance)	462,037	452,993
Mangalore Refinery & Petrochemicals, Ltd. (Oil, Gas & Consumable Fuels) (a)	151,849	219,407
Marico, Ltd. (Personal Products)	330,000	1,268,007
Motherson Sumi Systems, Ltd. (Auto Components)	330,000	1,579,353
Muthoot Finance, Ltd. (Consumer Finance)	128,512	528,654
♦Oil & Natural Gas Corp., Ltd. (Oil, Gas & Consumable Fuels)	1,314,268	3,691,370
Oriental Bank of Commerce (Banks)	52,457	81,293
Petronet LNG, Ltd. (Oil, Gas & Consumable Fuels)	130,000	701,704
Power Finance Corp., Ltd. (Diversified Financial Services)	663,020	1,188,289
Power Grid Corp. of India, Ltd. (Electric Utilities)	260,000	702,354
Shree Cement, Ltd. (Construction Materials)	7,000	1,511,181
Sintex Industries, Ltd. (Building Products)	395,305	434,996
Tata Motors, Ltd. Class A DVR (Automobiles)	254,933	1,115,555
Tata Steel, Ltd. (Metals & Mining)	123,243	706,673
Union Bank of India (Banks)	333,016	596,747

	Shares	Value
India (continued)
Vedanta, Ltd. (Metals & Mining)	716,223	$2,270,542
Welspun India, Ltd. (Textiles, Apparel & Luxury Goods)	257,651	251,937
Yes Bank, Ltd. (Banks)	113,000	1,914,551
Zee Entertainment Enterprises, Ltd. (Media)	95,000	632,491

		39,079,329

Indonesia 2.3%
PT Adaro Energy Tbk (Oil, Gas & Consumable Fuels)	845,500	106,121
PT Bank Danamon Indonesia Tbk (Banks)	483,200	133,118
PT Bank Negara Indonesia Persero Tbk (Banks)	2,350,400	960,677
PT Bank Rakyat Indonesia Persero Tbk (Banks)	2,200,000	1,907,828
PT Charoen Pokphand Indonesia Tbk (Food Products)	622,000	142,186
PT Indofood Sukses Makmur Tbk (Food Products)	1,847,100	1,085,483
PT Pembangunan Perumahan Persero Tbk (Construction & Engineering)	5,500,000	1,552,120
PT Telekomunikasi Indonesia Persero Tbk (Diversified Telecommunication Services)	9,247,800	2,720,558
PT United Tractors Tbk (Oil, Gas & Consumable Fuels)	550,000	866,711
PT Waskita Karya Persero Tbk (Construction & Engineering)	723,900	136,477

		9,611,279

Malaysia 0.8%
AirAsia BHD (Airlines)	2,164,300	1,103,739
Berjaya Auto BHD (Specialty Retail)	84,400	40,052
CIMB Group Holdings BHD (Banks)	158,200	158,966
My EG Services BHD (IT Services)	4,800,000	1,611,634
Padini Holdings BHD (Specialty Retail)	232,300	132,061
Press Metal BHD (Metals & Mining)	355,320	125,625
Unisem M BHD (Semiconductors & Semiconductor Equipment)	107,800	56,703
VS Industry BHD (Electronic Equipment, Instruments & Components)	111,400	34,990

		3,263,770

Mexico 2.0%
Cemex SAB de CV (Construction Materials) (a)	2,173,200	1,738,170
Gruma S.A.B. de C.V. Class B (Food Products)	103,000	1,308,763
Grupo Financiero Banorte S.A.B. de C.V. Class O (Banks)	306,000	1,507,146
Grupo Financiero Santander Mexico S.A.B de C.V. Class B (Banks)	1,500	2,157
Grupo Mexico S.A.B. de C.V. Series B (Metals & Mining)	450,000	1,221,945
Industrias Bachoco S.A.B. de C.V. Series B (Food Products)	49,000	200,447

14	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Mexico (continued)
OHL Mexico S.A.B. de C.V. (Transportation Infrastructure)	953,475	$937,853
Unifin Financiera SAPI de C.V. SOFOM ENR (Consumer Finance)	505,000	1,252,168

		8,168,649

Peru 0.2%
Credicorp, Ltd. (Banks)	5,400	852,444

Philippines 0.6%
Ayala Land, Inc. (Real Estate Management & Development)	1,700,000	1,093,010
DMCI Holdings, Inc. (Industrial Conglomerates)	675,200	179,938
GT Capital Holdings, Inc. (Diversified Financial Services)	40,000	1,021,690

		2,294,638

Poland 0.5%
Bank Zachodni WBK S.A. (Banks)	3,726	281,356
Grupa Lotos S.A. (Oil, Gas & Consumable Fuels) (a)	29,408	268,805
Jastrzebska Spolka Weglowa S.A. (Metals & Mining) (a)	35,412	566,132
Tauron Polska Energia S.A. (Electric Utilities) (a)	1,510,406	1,028,678

		2,144,971

Republic of Korea 15.5%
BNK Financial Group, Inc. (Banks) (a)	56,324	404,730
Daelim Industrial Co., Ltd. (Construction & Engineering) (a)	18,621	1,339,948
DGB Financial Group, Inc. (Banks)	108,649	877,846
Dong-A Socio Holdings Co., Ltd. (Pharmaceuticals) (a)	2,110	273,349
DongKook Pharmaceutical Co., Ltd. (Pharmaceuticals) (a)	3,239	153,566
E-MART, Inc. (Food & Staples Retailing)	1,823	275,816
Eugene Corp. (Construction Materials) (a)	54,414	229,768
Eugene Technology Co., Ltd. (Semiconductors & Semiconductor Equipment)	2,483	36,241
Hana Financial Group, Inc. (Banks)	44,468	1,147,932
Hanjin Heavy Industries & Construction Co., Ltd. (Machinery) (a)	81,991	227,856
Hankook Tire Co., Ltd. (Auto Components) (a)	14,977	718,689
Hankook Tire Worldwide Co., Ltd. (Diversified Financial Services) (a)	5,080	87,210
Hansol Chemical Co., Ltd. (Chemicals) (a)	14,000	963,507
Hanwha Chemical Corp. (Chemicals) (a)	62,847	1,281,413
Hanwha Corp. (Industrial Conglomerates) (a)	40,518	1,174,266

	Shares	Value
Republic of Korea (continued)
Hanwha General Insurance Co., Ltd. (Insurance) (a)	12,660	$75,692
Hyosung Corp. (Chemicals) (a)	10,498	1,262,611
Hyundai Development Co.-Engineering & Construction (Construction & Engineering) (a)	71,531	2,656,524
Hyundai Engineering & Construction Co., Ltd. (Construction & Engineering) (a)	23,264	818,346
Hyundai Heavy Industries Co., Ltd. (Machinery) (a)	11,000	1,320,419
Hyundai Marine & Fire Insurance Co., Ltd. (Insurance) (a)	43,936	1,143,828
Hyundai Mobis Co., Ltd. (Auto Components) (a)	10,102	2,203,247
Industrial Bank of Korea (Banks) (a)	85,649	899,071
IS Dongseo Co., Ltd. (Building Products) (a)	3,781	139,273
KB Financial Group, Inc. (Banks) (a)	75,427	2,665,062
KB Insurance Co., Ltd. (Insurance) (a)	6,519	141,012
KC Tech Co., Ltd. (Semiconductors & Semiconductor Equipment) (a)	19,928	263,726
KISCO Corp. (Metals & Mining) (a)	936	28,715
Korea Aerospace Industries, Ltd. (Aerospace & Defense) (a)	13,000	719,231
Korea Electric Power Corp. (Electric Utilities) (a)	13,196	482,292
Korea Zinc Co., Ltd. (Metals & Mining) (a)	4,500	1,767,849
Korean Air Lines Co., Ltd. (Airlines) (a)	19,803	447,758
KT Corp. (Diversified Telecommunication Services) (a)	8,272	201,280
Kumho Petrochemical Co., Ltd. (Chemicals) (a)	27,500	1,862,720
Kwangju Bank (Banks) (a)	7,116	63,626
LG Corp. (Industrial Conglomerates) (a)	5,175	256,859
LG Electronics, Inc. (Household Durables)	14,726	626,383
LG Uplus Corp. (Diversified Telecommunication Services) (a)	127,336	1,206,447
Lotte Chemical Corp. (Chemicals) (a)	4,806	1,459,952
LS Corp. (Electrical Equipment) (a)	4,252	208,321
Meritz Securities Co., Ltd. (Capital Markets) (a)	114,197	326,406
NAVER Corp. (Internet Software & Services)	4,500	2,882,125
Osstem Implant Co., Ltd. (Health Care Equipment & Supplies) (a)	24,000	1,195,288
POSCO (Metals & Mining)	5,800	1,226,049
S-Oil Corp. (Oil, Gas & Consumable Fuels)	931	64,939
Samjin Pharmaceutical Co., Ltd. (Pharmaceuticals) (a)	4,144	119,001
Samsung Biologics Co., Ltd. (Life Sciences Tools & Services) (a)	8,302	1,037,922
♦Samsung Electronics Co., Ltd. (Technology Hardware, Storage & Peripherals)	10,346	15,286,814

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Republic of Korea (continued)
Samsung Fire & Marine Insurance Co., Ltd. (Insurance)	7,800	$1,732,840
Samyang Corp. (Food Products) (a)	5,278	458,770
Shinhan Financial Group Co., Ltd. (Banks) (a)	43,982	1,649,025
SK Hynix, Inc. (Semiconductors & Semiconductor Equipment)	72,000	2,631,835
SK Innovation Co., Ltd. (Oil, Gas & Consumable Fuels) (a)	7,070	852,610
SK Telecom Co., Ltd. (Wireless Telecommunication Services)	2,556	475,530
SL Corp. (Auto Components) (a)	21,437	382,373
Tongyang Life Insurance (Insurance) (a)	37,335	391,922
Vieworks Co., Ltd. (Health Care Equipment & Supplies) (a)	4,594	227,098
Woori Bank (Banks) (a)	92,403	973,537

		64,026,465

Russia 3.0%
Alrosa PAO (Metals & Mining) (a)	1,200,000	1,896,487
Gazprom PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	345,690	1,743,074
Lukoil PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	9,078	508,380
MMC Norilsk Nickel PJSC, ADR (Metals & Mining)	48,493	812,006
Mobile TeleSystems PJSC, Sponsored ADR (Wireless Telecommunication Services)	14,300	130,273
RusHydro PJSC, ADR (Electric Utilities)	180,902	262,740
Severstal PJSC, GDR (Metals & Mining)	62,940	954,440
Surgutneftegas OAO, Sponsored ADR (Oil, Gas & Consumable Fuels)	75,013	375,065
Surgutneftegas OJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	15,410	77,666
Tatneft PAO (Oil, Gas & Consumable Fuels) (a)	280,000	1,949,890
Tatneft PJSC, Sponsored ADR (Oil, Gas & Consumable Fuels)	11,789	485,326
United Co. Rusal PLC (Metals & Mining)	2,000,000	844,049
Yandex N.V. Class A (Internet Software & Services) (a)	125,000	2,516,250

		12,555,646

Singapore 0.1%
IGG, Inc. (Software)	709,000	474,705

South Africa 5.9%
African Bank Investments, Ltd. (Diversified Financial Services) (a)(c)(d)	30,700	22
African Rainbow Minerals, Ltd. (Metals & Mining)	90,326	643,284

	Shares	Value
South Africa (continued)
AngloGold Ashanti, Ltd. (Metals & Mining) (a)	80,000	$857,221
Assore, Ltd. (Metals & Mining)	8,677	148,202
Astral Foods, Ltd. (Food Products)	30,131	282,676
Barclays Africa Group, Ltd. (Banks)	90,855	1,108,452
Barloworld, Ltd. (Trading Companies & Distributors)	86,831	744,982
Capitec Bank Holdings, Ltd. (Banks)	43,000	2,177,721
DataTec, Ltd. (Electronic Equipment, Instruments & Components)	35,558	128,146
Exxaro Resources, Ltd. (Oil, Gas & Consumable Fuels)	194,658	1,262,041
FirstRand, Ltd. (Diversified Financial Services)	668,878	2,572,185
Gold Fields, Ltd. (Metals & Mining)	249,721	761,185
Imperial Holdings, Ltd. (Distributors)	102,971	1,360,394
Liberty Holdings, Ltd. (Insurance)	142,260	1,144,135
MMI Holdings, Ltd. (Insurance)	477,359	815,073
Murray & Roberts Holdings, Ltd. (Construction & Engineering)	104,195	87,400
♦Naspers, Ltd. Class N (Media)	30,000	4,371,156
Nedbank Group, Ltd. (Banks)	58,901	1,014,441
Sappi, Ltd. (Paper & Forest Products) (a)	110,908	723,735
Shoprite Holdings, Ltd. (Food & Staples Retailing)	36,000	449,218
Sibanye Gold, Ltd. (Metals & Mining)	366,059	656,201
Standard Bank Group, Ltd. (Banks)	121,779	1,347,292
Telkom S.A. SOC, Ltd. (Diversified Telecommunication Services)	208,156	1,120,803
Tsogo Sun Holdings, Ltd. (Hotels, Restaurants & Leisure)	224,259	449,082

		24,225,047

Taiwan 11.3%
Advantech Co., Ltd. (Technology Hardware, Storage & Peripherals)	110,000	863,033
AmTRAN Technology Co., Ltd. (Household Durables)	412,000	282,015
Ardentec Corp. (Semiconductors & Semiconductor Equipment)	81,000	59,857
Asia Cement Corp. (Construction Materials)	400,000	325,961
ASPEED Technology, Inc. (Semiconductors & Semiconductor Equipment)	65,000	946,613
AU Optronics Corp. (Electronic Equipment, Instruments & Components)	2,666,000	967,335
Basso Industry Corp. (Household Durables)	129,000	372,435
Chicony Power Technology Co., Ltd. (Electrical Equipment)	154,000	238,365
China Life Insurance Co., Ltd. (Insurance)	1,200,000	1,189,481
China Metal Products Co., Ltd. (Metals & Mining)	112,000	110,484
Compal Electronics, Inc. (Technology Hardware, Storage & Peripherals)	849,000	483,465

16	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Taiwan (continued)
Coretronic Corp. (Electronic Equipment, Instruments & Components)	33,000	$34,624
CTBC Financial Holding Co., Ltd. (Banks)	88,969	48,601
E.Sun Financial Holding Co., Ltd. (Banks)	3,600,867	2,051,180
Ennoconn Corp. (Technology Hardware, Storage & Peripherals)	110,568	1,405,560
Formosa Taffeta Co., Ltd. (Textiles, Apparel & Luxury Goods)	438,000	400,614
Fubon Financial Holding Co., Ltd. (Diversified Financial Services)	343,462	544,127
Getac Technology Corp. (Technology Hardware, Storage & Peripherals)	461,000	540,114
Grape King Bio, Ltd. (Personal Products)	220,000	1,270,851
Hon Hai Precision Industry Co., Ltd. (Electronic Equipment, Instruments & Components)	317,625	822,807
Hota Industrial Manufacturing Co., Ltd. (Auto Components)	190,000	732,997
Inventec Corp. (Technology Hardware, Storage & Peripherals)	25,000	17,025
King Yuan Electronics Co., Ltd. (Semiconductors & Semiconductor Equipment)	836,000	651,332
King’s Town Bank Co., Ltd. (Banks)	313,000	272,750
Kinpo Electronics (Household Durables)	451,000	166,160
Kung Long Batteries Industrial Co., Ltd. (Electrical Equipment)	2,000	9,744
Largan Precision Co., Ltd. (Electronic Equipment, Instruments & Components)	17,000	1,978,318
LCY Chemical Corp. (Chemicals)	89,000	122,637
Lite-On Technology Corp. (Technology Hardware, Storage & Peripherals)	617,284	922,456
Long Chen Paper Co., Ltd. (Paper & Forest Products)	302,000	153,038
Merry Electronics Co., Ltd. (Electronic Equipment, Instruments & Components)	190,000	707,871
Micro-Star International Co., Ltd. (Technology Hardware, Storage & Peripherals)	364,000	823,595
Pchome Online, Inc. (Internet Software & Services)	7,000	61,083
Pegatron Corp. (Technology Hardware, Storage & Peripherals)	435,000	1,026,239
Phison Electronics Corp. (Semiconductors & Semiconductor Equipment)	160,000	1,262,413
Pou Chen Corp. (Textiles, Apparel & Luxury Goods)	978,000	1,213,600
Powertech Technology, Inc. (Semiconductors & Semiconductor Equipment)	769,000	2,067,591
President Chain Store Corp. (Food & Staples Retailing)	12,000	85,838

	Shares	Value
Taiwan (continued)
Realtek Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	346,000	$1,087,970
Rechi Precision Co., Ltd. (Machinery)	501,000	489,969
Ruentex Industries, Ltd. (Textiles, Apparel & Luxury Goods)	347,000	575,962
Sitronix Technology Corp. (Semiconductors & Semiconductor Equipment)	38,000	120,421
Systex Corp. (IT Services)	82,000	147,144
Taishin Financial Holding Co., Ltd. (Banks)	356,000	130,014
♦Taiwan Semiconductor Manufacturing Co., Ltd. (Semiconductors & Semiconductor Equipment)	2,552,000	14,291,295
Tong Yang Industry Co., Ltd. (Auto Components)	316,000	619,713
Topco Scientific Co., Ltd. (Semiconductors & Semiconductor Equipment)	50,000	130,429
United Integrated Services Co., Ltd. (Construction & Engineering)	33,000	50,349
Vanguard International Semiconductor Corp. (Semiconductors & Semiconductor Equipment)	116,000	201,121
Walsin Technology Corp. (Electronic Equipment, Instruments & Components)	605,475	657,822
Wistron Corp. (Technology Hardware, Storage & Peripherals)	1,243,088	956,381
WPG Holdings, Ltd. (Electronic Equipment, Instruments & Components)	246,000	288,788
WT Microelectronics Co., Ltd. (Electronic Equipment, Instruments & Components)	399,000	530,195
Yageo Corp. (Electronic Equipment, Instruments & Components)	18,022	32,756
Yuanta Financial Holding Co., Ltd. (Capital Markets)	2,826,000	1,048,799

		46,591,337

Thailand 3.7%
Advanced Info Service PCL, NVDR (Wireless Telecommunication Services)	117,700	481,688
Bangkok Chain Hospital PCL, NVDR (Health Care Providers & Services)	517,000	212,432
Banpu PCL, NVDR (Oil, Gas & Consumable Fuels)	255,300	136,154
Beauty Community PCL, NVDR (Specialty Retail)	1,996,100	649,173
Charoen Pokphand Foods PCL, NVDR (Food Products)	1,509,200	1,237,576
CP ALL PCL, NVDR (Food & Staples Retailing)	1,500,000	2,613,955
Electricity Generating PCL, NVDR (Independent Power & Renewable Electricity Producers)	77,000	427,222
Group Lease PCL, NVDR (Consumer Finance)	550,000	877,429

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Thailand (continued)
Home Product Center PCL, NVDR (Specialty Retail)	189,800	$53,869
IRPC PCL, NVDR (Oil, Gas & Consumable Fuels)	1,734,900	231,977
KCE Electronics PCL, NVDR (Electronic Equipment, Instruments & Components)	330,000	1,122,736
Kiatnakin Bank PCL, NVDR (Banks)	415,600	682,437
Krung Thai Bank PCL, NVDR (Banks)	1,829,900	901,464
PTT Exploration & Production PCL, NVDR (Oil, Gas & Consumable Fuels)	273,800	734,879
PTT PCL, NVDR (Oil, Gas & Consumable Fuels)	134,400	1,392,502
Siam Cement PCL, NVDR (The) (Construction Materials)	70,000	967,885
Srisawad Power 1979 PCL, NVDR (Consumer Finance)	900,250	1,031,624
Taokaenoi Food & Marketing PCL (Food Products)	1,100,000	857,839
Thai Oil PCL, NVDR (Oil, Gas & Consumable Fuels)	52,400	105,447
Thai Union Group PCL, NVDR (Food Products)	592,700	347,953
Thai Vegetable Oil PCL, NVDR (Food Products)	91,800	103,373
Tisco Financial Group PCL, NVDR (Banks)	115,200	193,471

		15,363,085

Turkey 1.5%
Haci Omer Sabanci Holding A.S. (Diversified Financial Services)	47,154	122,389
KOC Holding AS (Industrial Conglomerates)	370,000	1,446,765
Selcuk Ecza Deposu Ticaret ve Sanayi A.S. (Health Care Providers & Services)	117,827	102,497
TAV Havalimanlari Holding A.S. (Transportation Infrastructure)	323,356	1,286,053
Tekfen Holding A.S. (Construction & Engineering)	390,671	715,513
Turkiye Garanti Bankasi A.S. (Banks)	33,593	72,624
Turkiye Halk Bankasi A.S. (Banks)	168,319	445,983
Turkiye Is Bankasi Class C (Banks)	281,283	413,337
Turkiye Sinai Kalkinma Bankasi A.S. (Banks)	183,689	73,492
Turkiye Sise ve Cam Fabrikalari A.S. (Industrial Conglomerates)	634,411	688,413
Turkiye Vakiflar Bankasi TAO Class D (Banks)	370,243	457,019
Yapi ve Kredi Bankasi A.S. (Banks) (a)	361,416	351,712

		6,175,797

Ukraine 0.1%
Kernel Holding S.A. (Food Products)	37,827	577,170

	Shares	Value
United Arab Emirates 0.5%
NMC Health PLC (Health Care Providers & Services)	119,000	$2,259,740

United States 0.1%
Luxoft Holding, Inc. (IT Services) (a)	10,000	562,000

Total Common Stocks (Cost $367,115,946)		378,776,502

Convertible Preferred Stocks 0.1%
Brazil 0.1%
Marcopolo S.A. (Machinery)	191,100	160,983

Total Convertible Preferred Stock (Cost $142,878)		160,983

Exchange-Traded Fund 1.0% (e)
United States 1.0%
♦iShares MSCI Emerging Markets ETF (Capital Markets)	118,883	4,162,094

Total Exchange-Traded Funds (Cost $4,311,111)		4,162,094

Preferred Stocks 5.6%
Brazil 4.0%
Banco ABC Brasil S.A. 7.10% (Banks)	91,400	391,398
Banco Bradesco S.A. 4.68% (Banks)	75,482	658,551
Banco do Estado do Rio Grande do Sul S.A. Class B 8.07% (Banks)	218,300	688,875
Bradespar S.A. 0.00% (Metals & Mining)	13,800	61,967
Braskem S.A. Class A 6.73% (Chemicals)	128,300	1,360,574
Cia Energetica de Minas Gerais 5.73% (Electric Utilities)	382,000	872,629
Cia Paranaense de Energia Class B 3.64% (Electric Utilities)	147,900	1,255,755
♦Itau Unibanco Holding S.A. 4.05% (Banks)	401,780	4,142,898
Itausa—Investimentos Itau S.A. 5.62% (Banks)	52,200	132,249
Metalurgica Gerdau S.A. 0.00% (Metals & Mining) (a)	187,400	271,143
Petroleo Brasileiro S.A. 0.00% (Oil, Gas & Consumable Fuels) (a)	673,100	2,966,460
Telefonica Brasil S.A. 4.53% (Diversified Telecommunication Services)	15,100	202,046

18	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Preferred Stocks (continued)
Brazil (continued)
Vale S.A. 2.76% (Metals & Mining)	513,000	$3,538,842

		16,543,387

Colombia 0.4%
Avianca Holdings S.A. 1.49% (Airlines)	75,514	90,726
Banco Davivienda S.A. 1.46% (Banks)	18,002	179,782
Bancolombia S.A. 3.31% (Banks)	104,618	958,013
Grupo Aval Acciones y Valores S.A. 5.02% (Banks)	781,203	312,378
Grupo de Inversiones Suramericana S.A. 1.12% (Diversified Financial Services)	5,490	67,623

		1,608,522

Republic of Korea 1.2%
Amorepacific Corp. 0.57% (Personal Products)	6,000	1,018,011
Hyundai Motor Co. 3.14% (Automobiles)	10,108	826,962
Hyundai Motor Co. 3.24% (Automobiles)	7,792	616,080
LG Chem, Ltd. 2.53% (Chemicals)	11,000	1,632,384
Samsung Electronics Co., Ltd. 1.69% (Technology Hardware, Storage & Peripherals)	742	872,518

		4,965,955

Total Preferred Stocks (Cost $19,391,773)		23,117,864

	Principal Amount	Value
Short-Term Investment 0.8%
Repurchase Agreement 0.8%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $3,377,536 (Collateralized by United States Treasury Notes with a rate of 1.625% and 2.50% and a maturity dates between 5/31/23 and 8/15/23, with a Principal Amount of $3,555,000 and a Market Value of $3,446,562)	$3,377,524	$3,377,524

Total Short-Term Investment (Cost $3,377,524)		3,377,524

Total Investments (Cost $394,339,232) (f)	99.1%	409,594,967
Other Assets, Less Liabilities	0.9	3,775,140
Net Assets	100.0%	$413,370,107

(a)	Non-income producing security.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Illiquid security—As of December 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $187,621, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(d)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, the total market value of these securities was $187,621, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(e)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(f)	As of December 31, 2016, cost was $398,512,156 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$30,685,152
Gross unrealized depreciation	(19,602,341)

Net unrealized appreciation	$11,082,811

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2016 (continued)

Total Return Equity Swap Contracts

Open OTC total return equity swap contracts as of December 31, 2016 were as follows1:

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Brazil
Deutsche Bank	Braskem SA	1 Month LIBOR BBA plus 0.75%	3/3/2017	8,300	$80	$6,953
Deutsche Bank	Cia Energetica de Minas Gerais	1 Month LIBOR BBA plus 0.75%	3/3/2017	209,500	460	36,574
Deutsche Bank	Iochpe Maxion S.A.	1 Month LIBOR BBA minus 4.25%	3/3/2017	(19,500)	(103)	33,990
Deutsche Bank	Kroton Educacional S.A.	1 Month LIBOR BBA plus 0.75%	9/27/2017	305,500	1,066	173,742
Deutsche Bank	Linx S.A.	1 Month LIBOR BBA minus 4.50%	3/3/2017	(104,800)	(579)	18,280
Deutsche Bank	Lojas Americanas S.A.	1 Month LIBOR BBA minus 2.00%	3/3/2017	(144,980)	(581)	25,278
Deutsche Bank	Rumo Logistica Operadora Multimodal S.A.	1 Month LIBOR BBA minus 0.75%	3/3/2017	(353,700)	(694)	25,216
Deutsche Bank	Smiles S.A.	1 Month LIBOR BBA plus 0.75%	3/3/2017	13,900	97	95,363
Deutsche Bank	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao S.A.	1 Month LIBOR BBA minus 4.25%	3/3/2017	(82,300)	(676)	48,130

Chile
Deutsche Bank	Cencosud S.A.	1 Month LIBOR BBA plus 0.60%	6/21/2017	376,683	1,050	9,225

China
Deutsche Bank	CGN Power Co., Ltd.	1 Month LIBOR BBA minus 0.50%	3/1/2017	(1,971,000)	(577)	35,763
Deutsche Bank	China Construction Bank Corp.	1 Month LIBOR BBA plus 0.50%	3/1/2017	3,316,000	2,396	156,871
Deutsche Bank	China Railway Construction Corp., Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	11,000	13	739
Deutsche Bank	China Shipping Container Lines Co., Ltd.	1 Month LIBOR BBA minus 7.00%	3/1/2017	(941,000)	(211)	17,090
Deutsche Bank	CSSC Offshore and Marine Engineering Group Co., Ltd.	1 Month LIBOR BBA minus 10.50%	3/1/2017	(308,000)	(632)	136,978
Deutsche Bank	Dalian Port PDA Co., Ltd.	1 Month LIBOR BBA minus 6.50%	3/1/2017	(487,400)	(90)	3,739
Deutsche Bank	Dongfang Electric Corp., Ltd.	1 Month LIBOR BBA minus 2.00%	3/1/2017	(169,800)	(159)	9,018
Deutsche Bank	First Tractor Co., Ltd.	1 Month LIBOR BBA minus 1.25%	3/1/2017	(140,000)	(79)	650
Deutsche Bank	Nanjing Panda Electronics Co., Ltd.	1 Month LIBOR BBA minus 2.75%	3/1/2017	(264,000)	(282)	36,221
Deutsche Bank	Sinopec Oilfield Service Corp.	1 Month LIBOR BBA minus 6.00%	3/1/2017	(836,000)	(176)	12,953
Deutsche Bank	Zhuzhou CRRC Times Electric Co., Ltd.	1 Month LIBOR BBA minus 0.50%	3/1/2017	(113,500)	(615)	38,663

Hong Kong
Deutsche Bank	3SBio, Inc.	1 Month LIBOR BBA minus 2.75%	3/1/2017	(589,000)	(593)	19,838
Deutsche Bank	Alibaba Pictures Group Ltd	1 Month LIBOR BBA minus 2.00%	3/1/2017	(1,680,000)	(307)	34,050
Deutsche Bank	Bloomage BioTechnology Corp., Ltd.	1 Month LIBOR BBA minus 5.75%	3/1/2017	(130,000)	(214)	17,915
Deutsche Bank	Boyaa Interactive International, Ltd.	1 Month LIBOR BBA minus 0.75%	3/1/2017	(554,000)	(300)	46,145
Deutsche Bank	CAR, Inc.	1 Month LIBOR BBA minus 9.75%	3/1/2017	(228,000)	(243)	20,750
Deutsche Bank	Chiho-Tiande Group, Ltd.	1 Month LIBOR BBA minus 5.25%	3/1/2017	(248,000)	(183)	12,673

20	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Hong Kong (continued)
Deutsche Bank	China Electronics Corp Holdings Co., Ltd.	1 Month LIBOR BBA minus 6.50%	3/1/2017	(448,000)	$(114)	$24,334
Deutsche Bank	China Lilang, Ltd.	1 Month LIBOR BBA minus 0.75%	3/1/2017	(45,000)	(26)	887
Deutsche Bank	China Taiping Insurance Holdings Co., Ltd.	1 Month LIBOR BBA minus 0.50%	3/1/2017	(224,600)	(483)	19,836
Deutsche Bank	China Travel International Investment Hong Kong, Ltd.	1 Month LIBOR BBA minus 1.25%	3/1/2017	(1,208,000)	(354)	21,999
Deutsche Bank	CIMC Enric Holdings, Ltd.	1 Month LIBOR BBA minus 2.50%	3/1/2017	(806,000)	(381)	2,029
Deutsche Bank	Cosmo Lady China Holdings Co., Ltd.	1 Month LIBOR BBA minus 5.75%	3/1/2017	(591,000)	(302)	73,336
Deutsche Bank	CRRC Corp Ltd	1 Month LIBOR BBA minus 1.00%	3/1/2017	(215,000)	(209)	15,914
Deutsche Bank	Fu Shou Yuan International Group, Ltd.	1 Month LIBOR BBA minus 3.50%	3/1/2017	(519,000)	(311)	3,546
Deutsche Bank	Geely Automobile Holdings, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	775,000	663	77,412
Deutsche Bank	GOME Electrical Appliances Holding Ltd	1 Month LIBOR BBA minus 1.00%	3/1/2017	(2,832,000)	(366)	22,452
Deutsche Bank	Goodbaby International Holdings, Ltd.	1 Month LIBOR BBA minus 2.25%	3/1/2017	(312,000)	(157)	7,539
Deutsche Bank	Haier Electronics Group Co., Ltd.	1 Month LIBOR BBA minus 0.50%	3/1/2017	(237,000)	(406)	33,510
Deutsche Bank	Harmonicare Medical Holdings Ltd	1 Month LIBOR BBA minus 7.50%	3/1/2017	(166,000)	(112)	1,977
Deutsche Bank	HC International, Inc.	1 Month LIBOR BBA minus 9.00%	3/1/2017	(218,000)	(170)	10,238
Deutsche Bank	Hopewell Highway Infrastructure, Ltd.	1 Month LIBOR BBA minus 1.00%	3/1/2017	(175,000)	(95)	3,069
Deutsche Bank	IMAX China Holding Inc	1 Month LIBOR BBA minus 15.00%	3/1/2017	(12,400)	(62)	1,714
Deutsche Bank	KWG Property Holding Ltd	1 Month LIBOR BBA minus 0.50%	3/1/2017	(88,000)	(51)	901
Deutsche Bank	Sinopec Kantons Holdings, Ltd.	1 Month LIBOR BBA minus 3.75%	3/1/2017	(424,000)	(202)	8,643
Deutsche Bank	Sinosoft Technology Group, Ltd.	1 Month LIBOR BBA minus 9.00%	3/1/2017	(33,000)	(16)	5,493
Deutsche Bank	TCC International Holdings Ltd	1 Month LIBOR BBA minus 2.00%	3/1/2017	(66,000)	(17)	1,267
Deutsche Bank	Tencent Holdings, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	246,700	5,934	100,673
Deutsche Bank	Uni-President China Holdings, Ltd.	1 Month LIBOR BBA minus 1.25%	3/1/2017	(872,000)	(626)	10,740

India
Deutsche Bank	HCL Technologies, Ltd.	1 Month LIBOR BBA plus 0.80%	6/21/2017	133,682	1,571	59,940

Indonesia
Deutsche Bank	AKR Corporindo Tbk PT	1 Month LIBOR BBA minus 4.25%	3/9/2017	(574,000)	(289)	33,429
Deutsche Bank	XL Axiata Tbk PT	1 Month LIBOR BBA minus 4.25%	3/9/2017	(731,600)	(146)	20,841

Malaysia
Deutsche Bank	Lafarge Malaysia Bhd	1 Month LIBOR BBA minus 6.75%	3/9/2017	(33,100)	(65)	11,623
Deutsche Bank	UMW Holdings Bhd	1 Month LIBOR BBA minus 5.50%	3/9/2017	(21,600)	(24)	1,749

Mexico
Deutsche Bank	Alsea SAB de CV	1 Month LIBOR BBA minus 1.00%	3/23/2017	(38,100)	(109)	239
Deutsche Bank	Axtel S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	12/28/2017	(331,300)	(80)	22,668
Deutsche Bank	Hoteles City Express S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	12/28/2017	(191,800)	(181)	21,022
Deutsche Bank	Telesites S.A.B. de C.V.	1 Month LIBOR BBA minus 1.00%	12/28/2017	(496,400)	(286)	15,670

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2016 (continued)

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Poland
Deutsche Bank	Eurocash S.A.	1 Month LIBOR BBA minus 1.00%	3/22/2017	(60,370)	$(578)	$11,495
Deutsche Bank	Grupa Azoty S.A.	1 Month LIBOR BBA minus 1.75%	3/22/2017	(13,608)	(219)	15,492
Deutsche Bank	LPP S.A.	1 Month LIBOR BBA minus 5.75%	3/22/2017	(424)	(603)	28,861

Russia
Deutsche Bank	Gazprom PJSC	1 Month LIBOR BBA plus 0.45%	3/20/2017	388,705	1,611	335,931
Deutsche Bank	Lukoil PJSC	1 Month LIBOR BBA plus 0.45%	3/20/2017	32,186	1,347	443,285

Singapore
Deutsche Bank	Technovator International, Ltd.	1 Month LIBOR BBA minus 2.75%	3/1/2017	(168,000)	(101)	36,848

South Africa
Deutsche Bank	Anglo American Platinum Ltd	1 Month LIBOR BBA minus 0.80%	3/9/2017	(10,310)	(211)	13,611
Deutsche Bank	FirstRand, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2017	441,015	1,433	260,354
Deutsche Bank	Mpact, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(63,754)	(149)	16,636
Deutsche Bank	Naspers, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2017	13,810	1,917	112,590
Deutsche Bank	PPC Ltd	1 Month LIBOR BBA minus 0.80%	3/9/2017	(929,027)	(387)	13,160
Deutsche Bank	Santam, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(3,065)	(55)	3,184
Deutsche Bank	Telkom S.A. SOC, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2017	40,105	190	24,818

South Korea
Deutsche Bank	Boditech Med, Inc.	1 Month LIBOR BBA minus 9.50%	3/9/2017	(10,284)	(216)	40,374
Deutsche Bank	CJ CGV Co., Ltd.	1 Month LIBOR BBA minus 5.75%	3/9/2017	(10,295)	(760)	159,200
Deutsche Bank	Cosmax, Inc.	1 Month LIBOR BBA minus 12.50%	3/9/2017	(6,756)	(793)	123,709
Deutsche Bank	Dongwon F&B Co Ltd	1 Month LIBOR BBA minus 5.00%	3/9/2017	(456)	(76)	1,286
Deutsche Bank	Fila Korea, Ltd.	1 Month LIBOR BBA minus 2.75%	3/9/2017	(7,552)	(623)	182,452
Deutsche Bank	Hana Tour Service, Inc.	1 Month LIBOR BBA minus 8.75%	3/9/2017	(10,905)	(694)	97,105
Deutsche Bank	Hanjin Shipping Co., Ltd.	1 Month LIBOR BBA minus 12.00%	3/9/2017	(90,236)	(248)	203,914
Deutsche Bank	Hanon Systems	1 Month LIBOR BBA minus 1.25%	3/9/2017	(72,991)	(626)	3,166
Deutsche Bank	Hansae Co., Ltd.	1 Month LIBOR BBA minus 6.25%	3/9/2017	(27,197)	(703)	125,041
Deutsche Bank	Hotel Shilla Co., Ltd.	1 Month LIBOR BBA minus 7.25%	3/9/2017	(5,259)	(218)	8,495
Deutsche Bank	Hyundai Engineering & Construction Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/2/2017	15,183	448	89,858
Deutsche Bank	Hyundai Greenfood Co Ltd	1 Month LIBOR BBA minus 1.50%	3/9/2017	(22,644)	(316)	27,609
Deutsche Bank	Hyundai Livart Furniture Co., Ltd.	1 Month LIBOR BBA minus 7.25%	3/9/2017	(11,150)	(243)	24,415
Deutsche Bank	Iljin Materials Co., Ltd.	1 Month LIBOR BBA minus 10.50%	3/9/2017	(33,050)	(444)	62,128
Deutsche Bank	iMarketKorea, Inc.	1 Month LIBOR BBA minus 3.50%	3/9/2017	(24,828)	(281)	67,133
Deutsche Bank	InBody Co., Ltd.	1 Month LIBOR BBA minus 6.00%	3/9/2017	(7,113)	(233)	73,951
Deutsche Bank	Interpark Corp.	1 Month LIBOR BBA minus 5.50%	3/9/2017	(9,687)	(116)	34,596
Deutsche Bank	JVM Co., Ltd.	1 Month LIBOR BBA minus 9.50%	3/9/2017	(2,680)	(144)	48,014
Deutsche Bank	KEPCO Engineering & Construction Co Inc	1 Month LIBOR BBA minus 4.25%	3/9/2017	(1,761)	(35)	421
Deutsche Bank	KEPCO Plant Service & Engineering Co., Ltd.	1 Month LIBOR BBA minus 1.25%	3/9/2017	(13,110)	(707)	119,613
Deutsche Bank	Korea Aerospace Industries, Ltd.	1 Month LIBOR BBA minus 0.75%	3/9/2017	(10,568)	(603)	16,720

22	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

South Korea (continued)
Deutsche Bank	Korea Kolmar Co Ltd	1 Month LIBOR BBA minus 3.50%	3/9/2017	(5,000)	$(278)	$5,665
Deutsche Bank	Kumho Tire Co, Inc.	1 Month LIBOR BBA minus 3.50%	3/9/2017	(87,174)	(697)	85,063
Deutsche Bank	LG Chem Ltd	1 Month LIBOR BBA minus 0.75%	3/9/2017	(103)	(16)	223
Deutsche Bank	LG Display Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/2/2017	57,210	1,474	15,626
Deutsche Bank	LOTTE Fine Chemical Co., Ltd.	1 Month LIBOR BBA minus 2.00%	3/9/2017	(15,265)	(400)	12,831
Deutsche Bank	Muhak Co., Ltd.	1 Month LIBOR BBA minus 3.50%	3/9/2017	(6,507)	(140)	16,428
Deutsche Bank	NICE Information Service Co., Ltd.	1 Month LIBOR BBA minus 5.50%	3/9/2017	(96,715)	(693)	138,030
Deutsche Bank	S-1 Corp	1 Month LIBOR BBA minus 0.50%	3/9/2017	(6,187)	(491)	42,053
Deutsche Bank	Samkwang Glass	1 Month LIBOR BBA minus 4.75%	3/9/2017	(1,062)	(77)	18,634
Deutsche Bank	Samlip General Foods Co., Ltd.	1 Month LIBOR BBA minus 9.00%	3/9/2017	(1,825)	(288)	31,380
Deutsche Bank	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/2/2017	1,154	1,085	268,645
Deutsche Bank	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/9/2017	1,881	2,036	754,602
Merrill Lynch	Samsung Electronics Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/2/2017	1,881	2,036	1,719
Deutsche Bank	Seegene, Inc.	1 Month LIBOR BBA minus 6.25%	3/9/2017	(17,033)	(513)	20,680
Deutsche Bank	Seobu T&D	1 Month LIBOR BBA minus 10.25%	3/9/2017	(4,000)	(68)	7,248
Deutsche Bank	Shinsegae Food Co., Ltd.	1 Month LIBOR BBA minus 11.25%	3/9/2017	(123)	(16)	800
Deutsche Bank	Shinsegae International, Inc.	1 Month LIBOR BBA minus 8.75%	3/9/2017	(4,655)	(284)	29,342
Deutsche Bank	SK Hynix Inc	1 Month LIBOR BBA plus 0.55%	3/9/2017	60,875	2,240	12,512
Deutsche Bank	SM Entertainment Co	1 Month LIBOR BBA minus 6.50%	3/9/2017	(6,620)	(147)	4,635
Deutsche Bank	Ssangyong Motor Co.	1 Month LIBOR BBA minus 5.00%	3/9/2017	(6,399)	(42)	659
Deutsche Bank	Tonymoly Co., Ltd.	1 Month LIBOR BBA minus 12.00%	3/9/2017	(8,883)	(246)	78,863
Deutsche Bank	Wonik Materials Co., Ltd.	1 Month LIBOR BBA minus 9.25%	3/9/2017	(2,640)	(150)	2,982

Taiwan
Deutsche Bank	Advanced Ceramic X Corp	1 Month LIBOR BBA minus 6.50%	3/9/2017	(56,000)	(416)	3,465
Deutsche Bank	ASPEED Technology Inc	1 Month LIBOR BBA minus 7.75%	3/9/2017	(14,000)	(206)	436
Deutsche Bank	Chlitina Holding Ltd	1 Month LIBOR BBA minus 4.50%	3/9/2017	(63,000)	(297)	2,582
Deutsche Bank	Epistar Corp.	1 Month LIBOR BBA minus 5.25%	3/9/2017	(825,000)	(619)	26,189
Deutsche Bank	HannStar Display Corp.	1 Month LIBOR BBA minus 6.25%	3/9/2017	(2,174,000)	(559)	29,295
Deutsche Bank	Hon Hai Precision Industry Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/9/2017	720,115	1,859	19,473
Deutsche Bank	Hota Industrial Manufacturing Co., Ltd.	1 Month LIBOR BBA minus 6.00%	3/9/2017	(71,000)	(331)	55,479
Deutsche Bank	HTC Corp	1 Month LIBOR BBA minus 6.00%	3/9/2017	(230,000)	(580)	15,843
Deutsche Bank	Kingpak Technology, Inc.	1 Month LIBOR BBA minus 4.50%	3/9/2017	(80,000)	(560)	63,273
Deutsche Bank	Motech Industries Inc	1 Month LIBOR BBA minus 5.00%	3/9/2017	(533,000)	(508)	39,984
Deutsche Bank	Nan Kang Rubber Tire Co., Ltd.	1 Month LIBOR BBA minus 4.50%	3/9/2017	(63,000)	(59)	1,288
Deutsche Bank	Neo Solar Power Corp.	1 Month LIBOR BBA minus 8.75%	3/9/2017	(19,000)	(10)	835
Deutsche Bank	Pan-International Industrial Corp	1 Month LIBOR BBA minus 3.50%	3/9/2017	(679,000)	(613)	94,146
Deutsche Bank	ScinoPharm Taiwan, Ltd.	1 Month LIBOR BBA minus 7.25%	3/9/2017	(38,000)	(47)	1,776
Deutsche Bank	Taiwan Semiconductor Manufacturing Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/9/2017	735,000	3,243	880,890

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2016 (continued)

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation

Taiwan (continued)
Deutsche Bank	Tatung Co Ltd	1 Month LIBOR BBA minus 2.25%	3/9/2017	(145,000)	$(43)	$67
Deutsche Bank	Yeong Guan Energy Technology Group Co Ltd	1 Month LIBOR BBA minus 9.00%	3/9/2017	(20,000)	(69)	5,055

Thailand
Deutsche Bank	Charoen Pokphand Foods PCL	1 Month LIBOR BBA plus 0.75%	6/7/2017	53,200	43	1,134
Deutsche Bank	PTT PCL	1 Month LIBOR BBA plus 0.75%	6/7/2017	33,000	311	32,201

Turkey
Deutsche Bank	Anadolu Efes Biracilik Ve Malt Sanayii A.S.	1 Month LIBOR BBA minus 1.00%	3/22/2017	(63,533)	(409)	91,242
Deutsche Bank	Coca-Cola Icecek A.S.	1 Month LIBOR BBA minus 4.25%	3/22/2017	(52,860)	(592)	96,106
Deutsche Bank	Gubre Fabrikalari TAS	1 Month LIBOR BBA minus 7.25%	3/22/2017	(75,001)	(94)	897
Deutsche Bank	Migros Ticaret A.S.	1 Month LIBOR BBA minus 6.50%	3/22/2017	(120,611)	(678)	76,288
Deutsche Bank	Ulker Biskuvi Sanayi AS	1 Month LIBOR BBA minus 4.75%	3/22/2017	(63,195)	(329)	40,472
Deutsche Bank	Yazicilar Holding A.S.	1 Month LIBOR BBA minus 12.00%	3/22/2017	(38,594)	(166)	22,464

United States
Deutsche Bank	21Vianet Group, Inc.	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(81,400)	(678)	107,801
Deutsche Bank	500.com, Ltd.	U.S. Overnight Bank Funding Rate minus 2.00%	3/23/2017	(34,000)	(577)	55,647
Deutsche Bank	58.com, Inc.	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(19,000)	(798)	249,935
Deutsche Bank	Baozun, Inc., Sponsored ADR	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(5,684)	(74)	5,516
Deutsche Bank	Bitauto Holdings Ltd	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(28,700)	(560)	16,631
Deutsche Bank	Cheetah Mobile, Inc.	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(60,000)	(643)	69,630
Deutsche Bank	Ctrip.com International, Ltd.	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(8,400)	(367)	31,445
Deutsche Bank	eHi Car Services, Ltd.	U.S. Overnight Bank Funding Rate minus 5.00%	3/23/2017	(20,800)	(213)	24,623
Deutsche Bank	Fang Holdings, Ltd.	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(204,000)	(883)	199,209
Deutsche Bank	JA Solar Holdings Co., Ltd.	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(37,400)	(253)	74,829
Deutsche Bank	Sohu.com, Inc.	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(10,800)	(447)	81,107
Deutsche Bank	Trina Solar, Ltd.	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(60,400)	(634)	72,510
Deutsche Bank	Vipshop Holdings Ltd	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(50,800)	(588)	29,567
					$(7,159)	$8,700,912

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Brazil
Deutsche Bank	Arezzo Industria e Comercio S.A.	1 Month LIBOR BBA minus 7.40%	3/3/2017	(33,600)	$(230)	$(30,971)
Deutsche Bank	Banco Bradesco SA	1 Month LIBOR BBA plus 0.75%	3/3/2017	139,000	1,396	(155,990)
Deutsche Bank	Centrais Eletricas Brasileiras SA	1 Month LIBOR BBA minus 1.75%	3/3/2017	(25,400)	(176)	(2,005)
Deutsche Bank	Cia Brasileira de Distribuicao	1 Month LIBOR BBA minus 3.25%	3/3/2017	(400)	(6)	(618)
Deutsche Bank	Eletropaulo Metropolitana Eletricidade de Sao Paulo S.A.	1 Month LIBOR BBA minus 4.00%	3/3/2017	(245,500)	(547)	(308,028)
Deutsche Bank	Embraer S.A.	1 Month LIBOR BBA minus 3.25%	3/3/2017	(56,800)	(274)	(8,247)

24	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Brazil (continued)
Deutsche Bank	Itau Unibanco Holding S.A.	1 Month LIBOR BBA plus 0.75%	3/3/2017	91,930	$1,055	$(94,184)
Deutsche Bank	Klabin S.A.	1 Month LIBOR BBA minus 2.00%	3/3/2017	(127,100)	(609)	(86,539)
Deutsche Bank	Light S.A.	1 Month LIBOR BBA minus 0.75%	3/3/2017	(150,700)	(503)	(302,711)
Deutsche Bank	Lojas Americanas S.A.	1 Month LIBOR BBA minus 2.00%	3/3/2017	(43,500)	(213)	(14,019)
Deutsche Bank	Marfrig Global Foods S.A.	1 Month LIBOR BBA minus 4.50%	3/3/2017	(245,800)	(450)	(49,514)
Deutsche Bank	Ultrapar Participacoes S.A.	1 Month LIBOR BBA minus 1.25%	3/3/2017	(13,600)	(270)	(15,864)
Deutsche Bank	Via Varejo SA	1 Month LIBOR BBA minus 0.75%	3/3/2017	(11,800)	(33)	(5,668)

China
Deutsche Bank	China Molybdenum Co., Ltd.	1 Month LIBOR BBA minus 2.50%	3/1/2017	(2,292,000)	(505)	(53,240)
Deutsche Bank	Dongjiang Environmental Co., Ltd.	1 Month LIBOR BBA minus 6.50%	3/1/2017	(166,600)	(274)	(15,802)
Deutsche Bank	Guangzhou Automobile Group Co., Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	356,000	515	(84,404)
Deutsche Bank	Industrial & Commercial Bank of China, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	852,000	557	(45,784)
Deutsche Bank	Ping An Insurance Group Co of China, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	370,000	1,883	(31,263)
Deutsche Bank	Sinopharm Group Co., Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	74,800	367	(58,522)

Hong Kong
Deutsche Bank	Beijing Enterprises Holdings, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	69,500	362	(33,786)
Deutsche Bank	Brilliance China Automotive Holdings, Ltd.	1 Month LIBOR BBA minus 0.50%	3/1/2017	(428,000)	(481)	(108,559)
Deutsche Bank	China Mobile, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	326,500	3,897	(435,918)
Deutsche Bank	China Resources Phoenix Healthcare Holdings Co Ltd	1 Month LIBOR BBA minus 3.50%	3/1/2017	(276,500)	(320)	(33,829)
Deutsche Bank	China Telecom Corp Ltd	1 Month LIBOR BBA plus 0.50%	3/1/2017	280,000	133	(4,039)
Deutsche Bank	CNOOC, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	845,000	1,101	(44,227)
Deutsche Bank	Credit China Fintech Holdings Ltd	1 Month LIBOR BBA minus 15.25%	3/1/2017	(920,000)	(40)	(70,680)
Deutsche Bank	Great Wall Motor Co Ltd	1 Month LIBOR BBA plus 0.50%	3/1/2017	457,500	452	(24,434)
Deutsche Bank	Intime Retail Group Co., Ltd.	1 Month LIBOR BBA minus 2.00%	3/1/2017	(384,000)	(322)	(25,710)
Deutsche Bank	Li Ning Co., Ltd.	1 Month LIBOR BBA minus 1.25%	3/1/2017	(907,500)	(392)	(178,271)
Deutsche Bank	Tian Ge Interactive Holdings, Ltd.	1 Month LIBOR BBA plus 0.50%	3/1/2017	179,000	120	(8,767)
Deutsche Bank	Wisdom Sports Group	1 Month LIBOR BBA minus 7.50%	3/1/2017	(321,000)	(94)	(10,321)

Indonesia
Deutsche Bank	Bank Central Asia Tbk PT	1 Month LIBOR BBA plus 0.75%	3/9/2017	105,000	125	(4,553)

Mexico
Deutsche Bank	Arca Continental S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2017	165,000	1,029	(154,846)
Deutsche Bank	Fomento Economico Mexicano S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2017	224,900	2,030	(303,163)
Deutsche Bank	Genomma Lab Internacional S.A.B. de C.V.	1 Month LIBOR BBA minus 2.25%	3/23/2017	(185,900)	(174)	(20,605)
Deutsche Bank	Minera Frisco S.A.B. de C.V.	1 Month LIBOR BBA minus 2.50%	3/23/2017	(80,900)	(51)	(10,212)
Deutsche Bank	OHL Mexico S.A.B. de C.V.	1 Month LIBOR BBA plus 0.50%	3/23/2017	223,800	274	(52,538)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Portfolio of Investments December 31, 2016 (continued)

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Poland
Deutsche Bank	CD Projekt S.A.	1 Month LIBOR BBA minus 5.75%	3/22/2017	(47,806)	$(519)	$(76,549)
Deutsche Bank	Jastrzebska Spolka Weglowa S.A.	1 Month LIBOR BBA plus 0.90%	3/22/2017	30,957	565	(70,523)
Deutsche Bank	Orange Polska S.A.	1 Month LIBOR BBA minus 1.00%	3/22/2017	(205,742)	(271)	(704)
Deutsche Bank	PKP Cargo S.A.	1 Month LIBOR BBA minus 3.75%	3/22/2017	(11,060)	(118)	(5,848)

Russia
Deutsche Bank	VTB Bank PJSC	1 Month LIBOR BBA minus 1.50%	3/20/2017	(148,703)	(297)	(58,529)

South Africa
Deutsche Bank	ArcelorMittal South Africa, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(107,044)	(55)	(35,596)
Deutsche Bank	Bid Corp., Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2017	17,138	336	(30,542)
Deutsche Bank	Brait SE	1 Month LIBOR BBA minus 0.80%	3/9/2017	(97,821)	(609)	(12,944)
Deutsche Bank	Curro Holdings, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(59,149)	(197)	(19,400)
Deutsche Bank	EOH Holdings, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(45,562)	(505)	(36,978)
Deutsche Bank	Famous Brands, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(17,461)	(185)	(14,204)
Deutsche Bank	Grindrod, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(400,865)	(345)	(47,632)
Deutsche Bank	JSE Ltd	1 Month LIBOR BBA minus 0.80%	3/9/2017	(734)	(8)	(384)
Deutsche Bank	Mr Price Group, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(54,717)	(593)	(43,081)
Deutsche Bank	Nampak, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(523,378)	(638)	(68,768)
Deutsche Bank	Northam Platinum, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(198,820)	(469)	(116,236)
Deutsche Bank	Omnia Holdings Ltd	1 Month LIBOR BBA minus 0.80%	3/9/2017	(4,670)	(56)	(6,756)
Deutsche Bank	PSG Group, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(30,884)	(405)	(85,645)
Deutsche Bank	Shoprite Holdings, Ltd.	1 Month LIBOR BBA plus 0.80%	3/9/2017	109,424	1,391	(24,977)
Deutsche Bank	Zeder Investments, Ltd.	1 Month LIBOR BBA minus 0.80%	3/9/2017	(55,943)	(28)	(847)

South Korea
Deutsche Bank	Eo Technics Co., Ltd.	1 Month LIBOR BBA minus 10.50%	3/9/2017	(8,916)	(513)	(150,306)
Deutsche Bank	Hanssem Co., Ltd.	1 Month LIBOR BBA minus 1.50%	3/9/2017	(3,631)	(460)	(137,975)
Deutsche Bank	Hyundai Mobis Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/2/2017	6,398	1,602	(200,552)
Deutsche Bank	Kolon Corp	1 Month LIBOR BBA minus 5.00%	3/9/2017	(3,508)	(149)	(21,215)
Deutsche Bank	Korea Electric Power Corp.	1 Month LIBOR BBA plus 0.55%	3/2/2017	31,666	1,187	(32,342)
Deutsche Bank	LG Innotek Co Ltd	1 Month LIBOR BBA minus 1.25%	3/9/2017	(8,496)	(565)	(56,737)
Deutsche Bank	Hankook Tire Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/2/2017	13,925	673	(4,504)
Deutsche Bank	Dong-A Socio Holdings Co., Ltd.	1 Month LIBOR BBA minus 2.75%	3/9/2017	(1,114)	(77)	(20,614)
Deutsche Bank	OCI Co Ltd	1 Month LIBOR BBA minus 20.00%	3/9/2017	(9,317)	(603)	(3,835)
Deutsche Bank	Osstem Implant Co Ltd	1 Month LIBOR BBA minus 5.50%	3/9/2017	(2,000)	(91)	(9,461)
Deutsche Bank	Partron Co Ltd	1 Month LIBOR BBA minus 5.00%	3/9/2017	(18,599)	(144)	(15,738)
Deutsche Bank	S&T Motiv Co Ltd	1 Month LIBOR BBA minus 1.50%	3/9/2017	(1,077)	(39)	(4,538)
Deutsche Bank	Samsung Electro-Mechanics Co Ltd	1 Month LIBOR BBA minus 1.00%	3/9/2017	(6,000)	(235)	(17,375)
Deutsche Bank	Samsung Engineering Co., Ltd.	1 Month LIBOR BBA minus 7.25%	3/9/2017	(62,565)	(532)	(1,319)
Deutsche Bank	SK Innovation Co., Ltd.	1 Month LIBOR BBA plus 0.55%	3/2/2017	5,469	747	(81,940)
Deutsche Bank	Value Added Technologies Co Ltd	1 Month LIBOR BBA minus 8.75%	3/9/2017	(2,727)	(74)	(7,344)

26	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Counterparty	Reference Obligation	Rate (Paid) by the Portfolio	Termination Date	Shares Long/ (Short)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation

Taiwan
Deutsche Bank	China Petrochemical Development Corp.	1 Month LIBOR BBA minus 5.00%	3/9/2017	(1,922,000)	$(556)	$(34,026)
Deutsche Bank	China Steel Chemical Corp.	1 Month LIBOR BBA minus 5.25%	3/9/2017	(75,000)	(248)	(29,006)
Deutsche Bank	eMemory Technology, Inc.	1 Month LIBOR BBA minus 7.50%	3/9/2017	(44,000)	(448)	(86,593)
Deutsche Bank	Hiwin Technologies Corp	1 Month LIBOR BBA minus 7.50%	3/9/2017	(103,000)	(415)	(58,388)
Deutsche Bank	International Games System Co., Ltd.	1 Month LIBOR BBA minus 5.75%	3/9/2017	(91,000)	(525)	(36,950)
Deutsche Bank	Land Mark Optoelectronics Corp	1 Month LIBOR BBA minus 8.00%	3/9/2017	(61,000)	(493)	(16,051)
Deutsche Bank	Oriental Union Chemical Corp.	1 Month LIBOR BBA minus 4.50%	3/9/2017	(121,000)	(86)	(773)
Deutsche Bank	Pou Chen Corp.	1 Month LIBOR BBA plus 0.55%	3/9/2017	67,000	94	(10,904)
Deutsche Bank	Realtek Semiconductor Corp.	1 Month LIBOR BBA plus 0.55%	3/9/2017	6,000	20	(1,119)
Deutsche Bank	TPK Holding Co Ltd	1 Month LIBOR BBA minus 5.75%	3/9/2017	(348,000)	(570)	(72,624)
Deutsche Bank	Unimicron Technology Corp	1 Month LIBOR BBA minus 5.25%	3/9/2017	(75,000)	(29)	(341)

Thailand
Deutsche Bank	Energy Absolute PCL	1 Month LIBOR BBA minus 9.00%	6/7/2017	(48,700)	(35)	(5,779)

Turkey
Deutsche Bank	Dogan Sirketler Grubu Holding A.S.	1 Month LIBOR BBA minus 11.31%	3/22/2017	(1,986,751)	(359)	(70,640)
Deutsche Bank	Otokar Otomotiv Ve Savunma Sanayi A.S.	1 Month LIBOR BBA minus 10.00%	3/22/2017	(5,000)	(181)	(7,952)

United States
Deutsche Bank	51job, Inc.	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(2,500)	(71)	(13,003)
Deutsche Bank	Alibaba Group Holding, Ltd.	1 Month LIBOR BBA plus 0.40%	1/23/2018	59,600	5,354	(120,988)
Deutsche Bank	Autohome Inc	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(22,000)	(545)	(11,056)
Deutsche Bank	Baidu, Inc.	1 Month LIBOR BBA plus 0.40%	1/23/2018	7,100	1,173	(6,177)
Deutsche Bank	iKang Healthcare Group, Inc.	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(38,000)	(658)	(372)
Deutsche Bank	JD.com, Inc.	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(11,500)	(257)	(35,718)
Deutsche Bank	Fanhua, Inc. Sponsored ADR	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(11,200)	(90)	(2,510)
Deutsche Bank	Tarena International, Inc.	1 Month LIBOR BBA plus 0.40%	1/23/2018	23,700	359	(4,029)
Deutsche Bank	NetEase, Inc.	1 Month LIBOR BBA plus 0.40%	1/23/2018	1,800	390	(2,808)
Deutsche Bank	SINA Corp/China	1 Month LIBOR BBA plus 0.40%	1/23/2018	9,500	611	(33,535)
Deutsche Bank	Tuniu Corp.	U.S. Overnight Bank Funding Rate minus 6.00%	3/23/2017	(64,500)	(558)	(6,583)
Deutsche Bank	Zhaopin, Ltd.	U.S. Overnight Bank Funding Rate minus 0.40%	3/23/2017	(5,000)	(72)	(3,689)
					$8,858	$(5,081,383)

1.	As of December 31, 2016, securities in the amount of $3,858,883 was pledged by the broker to the Portfolio for total return equity swap contracts.

*	Shares and Notional amounts reflected as a positive value indicate a long position held by the Portfolio and a negative value indicates a short position.

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

DVR—Differential Voting Rights

ETF—Exchange-Traded Fund

GDR—Global Depositary Receipt

NVDR—Non-Voting Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Portfolio of Investments December 31, 2016 (continued)

The table below sets forth the diversification of MainStay VP Emerging Markets Equity Portfolio’s investments by industry.

Industry Diversification

	Value	Percent †
Aerospace & Defense	$719,231	0.2%
Airlines	2,668,697	0.6
Auto Components	8,053,611	2.0
Automobiles	8,749,890	2.1
Banks	57,570,799	13.9
Building Products	709,343	0.2
Capital Markets	11,021,201	2.7
Chemicals	12,245,878	3.0
Commercial Services & Supplies	1,782,618	0.4
Communications Equipment	642,753	0.2
Construction & Engineering	11,004,494	2.7
Construction Materials	7,207,014	1.7
Consumer Finance	5,052,546	1.2
Distributors	1,590,632	0.4
Diversified Consumer Services	4,722,798	1.1
Diversified Financial Services	6,308,155	1.5
Diversified Telecommunication Services	8,456,102	2.1
Electric Utilities	9,193,541	2.2
Electrical Equipment	962,482	0.2
Electronic Equipment, Instruments & Components	11,357,316	2.8
Food & Staples Retailing	5,430,691	1.3
Food Products	11,302,544	2.7
Gas Utilities	175,358	0.0	‡
Health Care Equipment & Supplies	1,422,386	0.3
Health Care Providers & Services	5,051,864	1.2
Hotels, Restaurants & Leisure	449,082	0.1
Household Durables	5,089,257	1.2
Independent Power & Renewable Electricity Producers	3,038,529	0.7
Industrial Conglomerates	5,760,565	1.4
Insurance	12,390,925	3.0
Internet Software & Services	26,678,921	6.5
IT Services	3,141,134	0.8
Life Sciences Tools & Services	1,704,169	0.4
Machinery	5,621,003	1.4
Media	5,575,251	1.4
Metals & Mining	23,668,249	5.7
Multiline Retail	1,204,785	0.3
Oil, Gas & Consumable Fuels	33,737,885	8.2
Paper & Forest Products	2,159,259	0.5
Personal Products	3,990,140	1.0
Pharmaceuticals	4,139,920	1.0
Real Estate Management & Development	2,887,734	0.7
Semiconductors & Semiconductor Equipment	26,541,075	6.4
Software	1,295,031	0.3
Specialty Retail	2,644,790	0.6
Technology Hardware, Storage & Peripherals	23,197,200	5.6

	Value	Percent †
Textiles, Apparel & Luxury Goods	$3,793,449	0.9%
Thrifts & Mortgage Finance	3,333,632	0.8
Trading Companies & Distributors	744,982	0.2
Transportation Infrastructure	5,212,220	1.3
Water Utilities	5,009,191	1.2
Wireless Telecommunication Services	3,184,645	0.8

	409,594,967	99.1
Other Assets, Less Liabilities	3,775,140	0.9

Net Assets	$413,370,107	100.0%

†	Percentages indicated are based on Portfolio net assets.
‡	Less than one-tenth of a percent.

28	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks (b)	$32,586,471	$346,068,812	$121,219	$378,776,502
Convertible Preferred Stocks	—	160,983	—	160,983
Exchange-Traded Fund	4,162,094	—	—	4,162,094
Preferred Stocks	—	23,117,864	—	23,117,864
Short-Term Investment
Repurchase Agreement	—	3,377,524	—	3,377,524

Total Investments in Securities	36,748,565	372,725,183	121,219	409,594,967

Other Financial Instruments
Total Return Equity Swap Contracts (c)	—	8,700,912	—	8,700,912

Total Investments in Securities and Other Financial Instruments	$36,748,565	$381,426,095	$121,219	$418,295,879

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Total Return Equity Swap Contracts (c)	$—	$(5,081,383)	$—	$(5,081,383)

Total Other Financial Instruments	$—	$(5,081,383)	$—	$(5,081,383)

(a)	For a complete listing of investments, their industries and countries, see the Portfolio of Investments.

(b)	The Level 3 securities valued at $121,197, $0 and $22, are held in China, Hong Kong and South Africa, respectively, within the Common Stocks section of the Portfolio of Investments.

(c)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2016, certain foreign equity securities with a total market value of $192,694,151 held by the Portfolio at December 31, 2015, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2016, a foreign equity security with a market value of $174,121 transferred from Level 1 to Level 3, as the price of this security was fair valued by utilizing significant unobservable inputs compared with the prior year’s price whose fair value was measured by a third party vendor in accordance with the Portfolio’ policies and procedures. (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	29

Portfolio of Investments December 31, 2016 (continued)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2016 (a)
Common Stocks
China	$189,154	$—	$(592,287)	$640,131	$176	$(290,098)	$174,121	$—	$121,197	$(55,197)
Hong Kong	4,563	—	—	(4,563)	—	—	—	—	—	(4,563)
Mexico	10	—	(132,480)	132,622	—	(152)	—	—	—	—
South Africa	20	—	—	2	—	—	—	—	22	2

Total	$193,747	$—	$(724,767)	$768,192	$176	$(290,250)	$174,121	$—	$121,219	$(59,758)

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

30	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $394,339,232)	$409,594,967
Cash denominated in foreign currencies (identified cost $1,418,794)	1,415,319
Receivables:
Dividends and interest	290,968
Fund shares sold	17,703
Unrealized appreciation on total return equity swap contracts	8,700,912

Total assets	420,019,869

Liabilities
Payables:
Foreign capital gains tax (See Note 2(C))	561,054
Manager (See Note 3)	383,984
Custodian	189,276
Fund shares redeemed	183,109
Investment securities purchased	117,412
Professional fees	73,333
NYLIFE Distributors (See Note 3)	33,356
Shareholder communication	24,940
Trustees	599
Broker fees and charges on short sales	200
Premiums received for swap contracts	180
Accrued expenses	936
Unrealized depreciation on total return equity swap contracts	5,081,383

Total liabilities	6,649,762

Net assets	$413,370,107

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$57,271
Additional paid-in capital	538,583,727

538,640,998
Undistributed net investment income	2,213,572
Accumulated net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions (a)	(145,985,583)
Net unrealized appreciation (depreciation) on investments and swap contracts (b)	18,503,375
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(2,255)

Net assets	$413,370,107

Initial Class
Net assets applicable to outstanding shares	$257,593,315

Shares of beneficial interest outstanding	35,669,607

Net asset value per share outstanding	$7.22

Service Class
Net assets applicable to outstanding shares	$155,776,792

Shares of beneficial interest outstanding	21,601,804

Net asset value per share outstanding	$7.21

(a)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax.
(b)	Unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(371,889).

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	31

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$8,750,374
Interest	924

Total income	8,751,298

Expenses
Manager (See Note 3)	4,339,033
Custodian	795,457
Distribution/Service—Service Class (See Note 3)	408,488
Professional fees	152,766
Shareholder communication	65,144
Trustees	10,128
Broker fees and charges on short sales	8,812
Miscellaneous	28,491

Total expenses	5,808,319
Reimbursement from custodian (b)	(290,501)

Net expenses	5,517,818

Net investment income (loss)	3,233,480

Realized and Unrealized Gain (Loss) on Investments, Swap Contracts, Investments Sold Short and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (c)	(18,651,142)
Investments sold short	(75,869)
Swap transactions	(9,912,191)
Foreign currency transactions	(591,709)

Net realized gain (loss) on investments, swap transactions, investments sold short and foreign currency transactions	(29,230,911)

Net change in unrealized appreciation (depreciation) on:
Investments (d)	46,594,178
Investments sold short	(249)
Swap contracts	3,818,003
Translation of other assets and liabilities in foreign currencies	54,172

Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	50,466,104

Net realized and unrealized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	21,235,193

Net increase (decrease) in net assets resulting from operations	$24,468,673

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,155,071.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

(c)	Realized gain (loss) on security transactions recorded net of foreign capital gains tax in the amount of $333,285.

(d)	Net change in unrealized appreciation (depreciation) on investments recorded net of change in foreign capital gains tax in the amount of $(296,996).

32	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$3,233,480	$2,567,522
Net realized gain (loss) on investments, investments sold short, swap transactions and foreign currency transactions	(29,230,911)	(83,543,974)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, swap contracts and foreign currency transactions	50,466,104	12,400,764

Net increase (decrease) in net assets resulting from operations	24,468,673	(68,575,688)

Dividends to shareholders:
From net investment income:
Initial Class	(1,097,408)	(2,884,208)
Service Class	(248,796)	(1,941,572)

Total dividends to shareholders	(1,346,204)	(4,825,780)

Capital share transactions:
Net proceeds from sale of shares	77,449,786	117,852,827
Net asset value of shares issued to shareholders in reinvestment of dividends	1,346,204	4,825,780
Cost of shares redeemed	(56,570,031)	(51,623,005)

Increase (decrease) in net assets derived from capital share transactions	22,225,959	71,055,602

Net increase (decrease) in net assets	45,348,428	(2,345,866)

Net Assets
Beginning of year	368,021,679	370,367,545

End of year	$413,370,107	$368,021,679

Undistributed net investment income at end of year	$2,213,572	$1,103,632

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	33

Financial Highlights selected per share data and ratios

	Year ended December 31,							February 17, 2012* through December 31,
Initial Class	2016		2015		2014		2013	2012
Net asset value at beginning of period	$6.83		$8.27		$9.50		$10.12	$10.00

Net investment income (loss) (a)	0.06		0.06		0.14	(b)	0.11	0.09
Net realized and unrealized gain (loss) on investments	0.37		(1.38)		(1.26)		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)		(0.01)		(0.00)‡	(0.01)

Total from investment operations	0.42		(1.34)		(1.13)		(0.55)	0.12

Less dividends and distributions:
From net investment income	(0.03)		(0.10)		(0.10)		(0.07)	—

Net asset value at end of period	$7.22		$6.83		$8.27		$9.50	$10.12

Total investment return (c)	6.23%		(16.20%)		(11.97%)		(5.43%)	1.20	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.91	%(e)	0.77%		1.52	% (b)	1.17%	1.15	%††
Net expenses (excluding short sale expenses)	1.29	%(f)	1.40%		1.37%		1.34%	1.40	%††
Expenses (including short sale expenses)	1.29%		1.40%		1.37%		1.34%	1.40	%††
Short sale expenses	0.00	%(g)	0.00	% (g)	—		—	—
Portfolio turnover rate	123%		207%		65%		68%	81%
Net assets at end of period (in 000’s)	$257,593		$204,138		$165,049		$132,661	$190,688

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Without the custody fee reimbursement, net investment income (loss) would have been 0.83%.
(f)	Without the custody fee reimbursement, net expenses would have been 1.37%.
(g)	Less than 0.01%.

34	MainStay VP Emerging Markets Equity Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,							February 17, 2012* through December 31,
Service Class	2016		2015		2014		2013	2012
Net asset value at beginning of period	$6.82		$8.25		$9.47		$10.10	$10.00

Net investment income (loss) (a)	0.05		0.04		0.12	(b)	0.08	0.08
Net realized and unrealized gain (loss) on investments	0.36		(1.37)		(1.25)		(0.66)	0.04
Net realized and unrealized gain (loss) on foreign currency transactions	(0.01)		(0.02)		(0.01)		(0.00)‡	(0.02)

Total from investment operations	0.40		(1.35)		(1.14)		(0.58)	0.10

Less dividends and distributions:
From net investment income	(0.01)		(0.08)		(0.08)		(0.05)	—

Net asset value at end of period	$7.21		$6.82		$8.25		$9.47	$10.10

Total investment return (c)	5.96%		(16.42%)		(12.19%)		(5.67%)	1.00	%(d)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.69	%(e)	0.52%		1.29	% (b)	0.86%	0.96	%††
Net expenses (excluding short sale expenses)	1.55	%(f)	1.65%		1.62%		1.59%	1.65	%††
Expenses (including short sale expenses)	1.55%		1.65%		1.62%		1.59%	1.65	%††
Short sale expenses	0.00	%(g)	0.00	% (g)	—		—	—
Portfolio turnover rate	123%		207%		65%		68%	81%
Net assets at end of period (in 000’s)	$155,777		$163,884		$205,319		$230,943	$255,631

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Included in net investment income per share and the ratio of net investment income to average net assets are $0.03 per share and 0.32%, respectively, resulting from a special one-time dividend from BR Properties S.A. that paid 5.50 Brazilian Real per share.
(c)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(d)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(e)	Without the custody fee reimbursement, net investment income (loss) would have been 0.62%.
(f)	Without the custody fee reimbursement, net expenses would have been 1.62%.
(g)	Less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	35

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Emerging Markets Equity Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan, adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

36	MainStay VP Emerging Markets Equity Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Broker/dealer quotes
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Total return swaps contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of

37

Notes to Financial Statements (continued)

the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued at using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisors determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2016, securities deemed illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged

38	MainStay VP Emerging Markets Equity Portfolio

directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown on the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(I)  Equity Swaps (Total Return Swaps).  Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio may agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Porfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager or Subadvisors do not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial.

(J)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

39

Notes to Financial Statements (continued)

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.

There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk until the sale or exercise of each right or warrant is completed. As of December 31, 2016, the Portfolio did not hold any warrants or rights.

(M)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(N)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(O)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

(P)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(Q)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio invested in swap contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

40	MainStay VP Emerging Markets Equity Portfolio

The Portfolio engages in total return equity swap contracts to gain exposure to emerging market securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions.

Fair value of derivative instruments as of December 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Unrealized appreciation on total return equity swap contracts	$8,700,912	$8,700,912

Total Fair Value		$8,700,912	$8,700,912

Liability Derivatives

	Statement of Assets and Liabilities Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Unrealized depreciation on total return equity swap contracts	$(5,081,383)	$(5,081,383)

Total Fair Value		$(5,081,383)	$(5,081,383)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Net realized gain (loss) on swap transactions	$(9,912,191)	$(9,912,191)

Total Realized Gain (Loss)		$(9,912,191)	$(9,912,191)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Equity Contracts Risk	Total
Total Return Equity Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	$3,818,003	$3,818,003

Total Change in Unrealized Appreciation		$3,818,003	$3,818,003

Average Notional Amount

	Equity Contracts Risk	Total
Total Return Equity Swap Contracts Long	$46,901,018	$46,901,018
Total Return Equity Swap Contracts Short	$(45,357,389)	$(45,357,389)

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
Deutsche Bank	$8,699,193	$(5,081,383)	$(3,617,810)	$—
Merrill Lynch	1,719	—	—	1,719

	$8,700,912	$(5,081,383)	$(3,617,810)	$1,719

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/ (liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
Deutsche Bank	$5,081,383	$(5,081,383)	$—	$—

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Portfolio. Candriam Belgium (“Candriam Belgium” or “Subadvisor,” and, together with Cornerstone Holdings, the “Subadvisors”), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the

41

Notes to Financial Statements (continued)

Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 1.10% up to $1 billion; and 1.09% in excess of $1 billion. During the year ended December 31, 2016, the effective management fee rate was 1.10%.

During the year ended December 31, 2016, New York Life Investments earned fees in the amount of $4,339,033.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the ‘‘Plan’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$6,633,647	$(142,573,116)	$(40,088)	$10,708,666	$(125,270,891)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, swaps, and Passive Foreign Investment Companies (PFIC) adjustments. The other temporary differences are primarily due to foreign taxes payable.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(777,336)	$777,336	$—

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss), swaps, and PFIC adjustments.

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $142,573,116, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Unlimited	$73,930	$68,643

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$1,346,204	$—	$4,825,780	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

42	MainStay VP Emerging Markets Equity Portfolio

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $497,832 and $479,403, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	9,083,670	$64,487,491
Shares issued to shareholders in reinvestment of dividends and distributions	139,940	1,097,408
Shares redeemed	(3,455,425)	(25,436,461)

Net increase (decrease)	5,768,185	$40,148,438

Year ended December 31, 2015:
Shares sold	12,472,855	$98,486,540
Shares issued to shareholders in reinvestment of dividends and distributions	404,492	2,884,208
Shares redeemed	(2,944,987)	(23,205,641)

Net increase (decrease)	9,932,360	$78,165,107

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	1,847,412	$12,962,295
Shares issued to shareholders in reinvestment of dividends and distributions	31,753	248,796
Shares redeemed	(4,323,334)	(31,133,570)

Net increase (decrease)	(2,444,169)	$(17,922,479)

Year ended December 31, 2015:
Shares sold	2,472,600	$19,366,287
Shares issued to shareholders in reinvestment of dividends and distributions	272,574	1,941,572
Shares redeemed	(3,599,349)	(28,417,364)

Net increase (decrease)	(854,175)	$(7,109,505)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

43

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Emerging Markets Equity Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Emerging Markets Equity Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

44	MainStay VP Emerging Markets Equity Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Emerging Markets Equity Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and Candriam Belgium (“Candriam”) and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, Candriam and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments, Candriam and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including Candriam and Cornerstone Holdings as subadvisors to the Portfolio, and responses from New York Life Investments, Candriam and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Portfolio, New York Life Investments, Candriam and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments, Candriam and Cornerstone Holdings from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments, Candriam and Cornerstone Holdings. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments, Candriam and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments, Candriam and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments, Candriam and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board

45

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Candriam and Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Candriam and Cornerstone Holdings provides to the Portfolio. The Board evaluated Candriam’s and Cornerstone Holdings’ experience in serving as subadvisors to the Portfolio and managing other portfolios. It examined Candriam’s and Cornerstone Holdings’ track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Candriam and Cornerstone Holdings, and Candriam’s and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Candriam and Cornerstone Holdings. The Board also reviewed Candriam’s and Cornerstone Holdings’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’, Candriam’s and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Portfolio. In addition, the Board considered any specific actions that New York Life Investments, Candriam or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions. The Board noted the Portfolio’s underperformance relative to peers over various time periods and considered New York Life Investments’ representation that it would continue to monitor the Portfolio’s performance over the upcoming year. The Board further noted that the Portfolio’s more recent investment performance had compared more favorably to peers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments, Candriam and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments, Candriam and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments, Candriam and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Candriam and Cornerstone Holdings, due to their relationships with the Portfolio. Because Candriam and Cornerstone Holdings are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments, Candriam and Cornerstone Holdings in the aggregate.

46	MainStay VP Emerging Markets Equity Portfolio

In evaluating the costs of the services provided by New York Life Investments, Candriam and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Candriam and Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments, Candriam and Cornerstone Holdings must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments, Candriam and Cornerstone Holdings to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to Candriam and Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Candriam and Cornerstone Holdings in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Candriam and Cornerstone Holdings, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

47

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Candriam and Cornerstone Holdings are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments, Candriam and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also considered its discussions with representatives from New York Life Investments regarding the Portfolio’s total net expenses and that New York Life Investments proposed to make certain changes to the Portfolio’s investment strategies in order to reduce expenses. The Board considered that these changes were also expected to reduce the expenses incurred in managing the Portfolio. Additionally, the Board noted that, following discussion with the Board, New York Life Investments had determined to reduce the Portfolio’s management fee.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

48	MainStay VP Emerging Markets Equity Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

49

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

50	MainStay VP Emerging Markets Equity Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

51

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

52	MainStay VP Emerging Markets Equity Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

53

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1723504	MSVPEME11-02/17 (NYLIAC) NI516

MainStay VP Eagle Small Cap Growth Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	10.01%	8.11%	0.85%
Service Class Shares	9.73	7.84	1.10

Benchmark Performance	One Year	Since Inception (2/17/12)
Russell 2000® Growth Index[3]	11.32%	11.35%
Average Lipper Variable Products Small-Cap Growth Portfolio[4]	9.97	8.58

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

The Russell 2000® Growth Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Average Lipper Variable Products Small-Cap Growth Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap growth portfolios typically have above-average characteristics compared to the S&P Small Cap 600® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Eagle Small Cap Growth Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,107.40	$4.56	$1,020.81	$4.37

Service Class Shares	$1,000.00	$1,106.00	$5.88	$1,019.56	$5.63

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.86% for Initial Class and 1.11% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Eagle Small Cap Growth Portfolio

Industry Composition as of December 31, 2016 (Unaudited)

Software	11.1%
Biotechnology	7.1
Electronic Equipment, Instruments & Components	6.1
Internet Software & Services	5.1
Semiconductors & Semiconductor Equipment	5.1
Specialty Retail	4.8
Hotels, Restaurants & Leisure	4.2
Banks	4.1
Health Care Equipment & Supplies	3.9
Chemicals	3.6
Machinery	3.6
Real Estate Investment Trusts	3.4
Commercial Services & Supplies	2.9
Building Products	2.8
Household Durables	2.6
Pharmaceuticals	2.5
Health Care Technology	2.1
Oil, Gas & Consumable Fuels	1.9
Capital Markets	1.8
Construction Materials	1.8
Life Sciences Tools & Services	1.6
Aerospace & Defense	1.5

Airlines	1.5%
Health Care Providers & Services	1.3
Road & Rail	1.3
Food Products	1.2
Distributors	1.1
Air Freight & Logistics	1.0
Food & Staples Retailing	1.0
IT Services	1.0
Insurance	1.0
Professional Services	0.9
Internet & Catalog Retail	0.8
Multiline Retail	0.8
Electrical Equipment	0.7
Textiles, Apparel & Luxury Goods	0.6
Trading Companies & Distributors	0.6
Diversified Consumer Services	0.5
Communications Equipment	0.3
Energy Equipment & Services	0.1
Short-Term Investment	1.1
Other Assets, Less Liabilities	–0.4

100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	Quaker Chemical Corp.

2.	Universal Electronics, Inc.

3.	Waste Connections, Inc.

4.	Coherent, Inc.

5.	RSP Permian, Inc.
6.	Genesco, Inc.

7.	Summit Materials, Inc. Class A

8.	Stifel Financial Corp.

9.	JetBlue Airways Corp.

10.	Hexcel Corp.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Bert L. Boksen, CFA, Eric Mintz, CFA, and Christopher Sassouni of Eagle Asset Management, Inc. (“Eagle”) the Portfolio’s Subadvisor.

How did MainStay VP Eagle Small Cap Growth Portfolio perform relative to its primary benchmark and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Eagle Small Cap Growth Portfolio returned 10.01% for Initial Class shares and 9.73% for Service Class shares. Over the same period, both share classes underperformed the 11.32% return of the Russell 2000® Growth Index,1 which is the Portfolio’s primary benchmark. Initial class shares outperformed—and Service Class shares underperformed—the 9.97% return of the Average Lipper2 Variable Products Small-Cap Growth Portfolio for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

MainStay VP Eagle Small Cap Growth Portfolio underperformed the Russell 2000® Growth Index in the industrials sector during the reporting period. Weak performance in the health care sector also weighed on the Portfolio’s performance relative to its benchmark in 2016. Solid relative returns in the materials and energy sectors offset some of the Portfolio’s underperformance. Portfolio holdings in the construction materials and chemicals industries of the materials sector and Portfolio holdings in the oil, gas & consumable fuels industry of the energy sector outperformed related positions in the Portfolio’s primary benchmark.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The best-contributing sectors relative to the Russell 2000® Growth Index were materials, consumer discretionary and energy. (Contributions take weightings and total returns into account.) Positive stock selection was the primary reason for the Portfolio’s outperformance of the Index in the materials and consumer discretionary sectors, while the combination of positive stock selection and a modestly overweight position in the energy sector also contributed positively to the Portfolio’s relative performance. The Portfolio underperformed the Russell 2000® Growth Index in the industrials, health care and real estate sectors as a result of weak stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest positive contributors during the reporting period included chemicals producer Quaker Chemical, laser-based equipment provider Coherent and off-price retailer Burlington Stores.

Quaker Chemical, which primarily serves heavy industrial and manufacturing markets, continued to execute well in a challenging global macroeconomic environment. The company effectively integrated acquisitions to bolster growth and increase its market share.

Coherent makes laser-based equipment used in such applications as smartphone and tablet displays. The company continued to see strong orders for its product used in the fabrication of organic light-emitting diode (OLED) displays, which have increasingly been used in next-generation smartphones. We believe that the potential for alternative applications of Coherent’s equipment (e.g., in tablets, autos and television) could provide additional upside over the longer term.

Burlington Stores, a discount retailer of clothes and accessories, has benefited from solid execution throughout much of 2016. We believe that the company is well-positioned to continue that trend as it navigates the all-important winter season.

The Portfolio’s weakest contributors included biotechnology companies Ophthotech and Acorda Therapeutics and cyber security company Imperva.

Ophthotech focuses on developing treatments for eye conditions. Despite previously reporting promising Phase II results, the company’s pivotal Phase III trial for a new therapy failed to meet its primary endpoint.

Biotechnology company Acorda Therapeutics, which specializes in neurological diseases, continued to deal with patent challenges to one of its drugs, even though the challenges had previously appeared poised for resolution.

Shares of Imperva, which sells security software, gave back ground during the reporting period. Early in 2016 investors were optimistic that the company would be acquired, but that optimism proved to be unfounded. The company did report better-than-expected results and guidance toward the end of the reporting period, and we continued to monitor for potential acquisition-related discussions.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio purchased new positions in semiconductor manufacturer Advanced Micro Devices and health care payment accuracy solutions provider Cotiviti Holdings.

The Portfolio bought Advanced Micro Devices because we believed that it was poised to benefit from the positioning of its processors on the latest gaming consoles. We also believed that the company’s next-generation server chip could provide upside potential.

1.	See footnote on page 5 for more information on the Russell 2000® Growth Index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Eagle Small Cap Growth Portfolio

Cotiviti is a provider of analytics-driven payment accuracy solutions, primarily serving health care markets. With high visibility of revenues because of long-term contracts and an increasing need for the company’s services, we believed that Cotiviti could be poised to leverage its leadership position and generate returns for its shareholders.

During the reporting period, the Portfolio sold its positions in emergency-care facility operator Adeptus Health and mortgage-insurance provider MGIC Investment.

Adeptus Health operates a network of independent freestanding emergency rooms across the United States. Deterioration of inpatient volumes, along with the company’s sizeable capital expenditures (used to build new facilities to expand its network), weighed heavily on results at Adeptus and, in our view, have compromised the company’s earnings visibility.

Mortgage-insurance provider MGIC Investment encountered an increasingly competitive operating environment as new entrants moved into its space, resulting in weaker pricing trends for the company.

How did the Portfolio’s sector weightings change during the reporting period?

The Portfolio increased its relative weighting in the information technology sector from a slightly underweight position relative to the Russell 2000® Growth Index to one that was overweight relative to the Index. We also increased the Portfolio’s relative weighting in the financials sector, moving from an in-line position to a modestly overweight position relative to the Russell 2000® Growth Index.

The Portfolio decreased its relative weightings in the consumer discretionary and industrials sectors, moving from modestly overweight positions relative to the Russell 2000® Growth Index to effectively in-line positions in both cases. In health care, the Portfolio moved from an essentially Index-weighted position to a modestly underweight posture relative to the Russell 2000® Growth Index.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio held overweight positions relative to the Russell 2000® Growth Index in the information technology sector and, to a lesser extent, in the financials sector. In information technology, a combination of strong performance and the identification of potential opportunities in the software industry led to the overweight posture. In financials, the Portfolio benefited from broad-based strength in the banking industry toward the second half of the reporting period, and we added select positions in the banking industry that we believed represented compelling investment opportunities.

As of December 31, 2016, the Portfolio was modestly underweight relative to the Russell 2000® Growth Index in the health care and real estate sectors. In health care, uncertainty surrounding the status of the Affordable Care Act (Obamacare)—in light of the clear intent of president-elect Trump to repeal or replace the legislation—contributed to our cautious stance on the sector. In the real estate sector, the Federal Reserve’s December interest-rate increase (which many expect to be followed by additional action in 2017) could present headwinds for real estate companies. This, in turn, contributed to our conservative positioning in the sector.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Shares	Value

Common Stocks 99.3%†
Aerospace & Defense 1.5%
♦Hexcel Corp.	105,325	$5,417,918

Air Freight & Logistics 1.0%
Echo Global Logistics, Inc. (a)	147,055	3,683,728

Airlines 1.5%
♦JetBlue Airways Corp. (a)	242,454	5,435,819

Banks 4.1%
Bank of The Ozarks, Inc.	85,603	4,501,862
Synovus Financial Corp.	128,735	5,288,434
UMB Financial Corp.	58,396	4,503,499

		14,293,795

Biotechnology 7.1%
Acceleron Pharma, Inc. (a)	52,973	1,351,871
Acorda Therapeutics, Inc. (a)	52,543	987,808
Aimmune Therapeutics, Inc. (a)	123,941	2,534,593
Akebia Therapeutics, Inc. (a)	219,558	2,285,599
Alder Biopharmaceuticals, Inc. (a)	85,578	1,780,022
Atara Biotherapeutics, Inc. (a)	72,950	1,035,890
Edge Therapeutics, Inc. (a)	173,067	2,163,337
Exact Sciences Corp. (a)	100,946	1,348,639
Genomic Health, Inc. (a)	53,740	1,579,419
Lexicon Pharmaceuticals, Inc. (a)	121,404	1,679,017
Ligand Pharmaceuticals, Inc. (a)	17,255	1,753,281
Sage Therapeutics, Inc. (a)	33,410	1,705,915
Sarepta Therapeutics, Inc. (a)	37,178	1,019,793
TESARO, Inc. (a)	14,698	1,976,587
Ultragenyx Pharmaceutical, Inc. (a)	23,940	1,683,221

		24,884,992

Building Products 2.8%
Builders FirstSource, Inc. (a)	275,395	3,021,083
Masonite International Corp. (a)	64,801	4,263,906
PGT Innovations, Inc. (a)	218,973	2,507,241

		9,792,230

Capital Markets 1.8%
♦Stifel Financial Corp. (a)	128,753	6,431,212

Chemicals 3.6%
♦Quaker Chemical Corp.	98,485	12,600,171

Commercial Services & Supplies 2.9%
Ritchie Brothers Auctioneers, Inc.	78,413	2,666,042
♦Waste Connections, Inc.	94,640	7,437,758

		10,103,800

	Shares	Value

Communications Equipment 0.3%
Infinera Corp. (a)	145,167	$1,232,468

Construction Materials 1.8%
♦Summit Materials, Inc. Class A (a)	270,946	6,445,801

Distributors 1.1%
Pool Corp.	37,107	3,871,744

Diversified Consumer Services 0.5%
Bright Horizons Family Solutions, Inc. (a)	25,793	1,806,026

Electrical Equipment 0.7%
Thermon Group Holdings, Inc. (a)	134,814	2,573,599

Electronic Equipment, Instruments & Components 6.1%
Cognex Corp.	77,461	4,928,069
♦Coherent, Inc. (a)	52,259	7,179,603
IPG Photonics Corp. (a)	41,427	4,089,259
Littelfuse, Inc.	13,766	2,089,266
Orbotech, Ltd. (a)	100,272	3,350,087

		21,636,284

Energy Equipment & Services 0.1%
Geospace Technologies Corp. (a)	21,193	431,489

Food & Staples Retailing 1.0%
Casey’s General Stores, Inc.	29,650	3,524,792

Food Products 1.2%
Snyder’s-Lance, Inc.	105,832	4,057,599

Health Care Equipment & Supplies 3.9%
Cynosure, Inc. Class A (a)	39,124	1,784,054
Integra LifeSciences Holdings Corp. (a)	23,653	2,029,191
NuVasive, Inc. (a)	66,586	4,485,233
West Pharmaceutical Services, Inc.	36,271	3,076,869
Zeltiq Aesthetics, Inc. (a)	50,556	2,200,197

		13,575,544

Health Care Providers & Services 1.3%
HealthSouth Corp.	59,639	2,459,512
Surgery Partners, Inc. (a)	129,036	2,045,221

		4,504,733

Health Care Technology 2.1%
Cotiviti Holdings, Inc. (a)	103,338	3,554,827
HMS Holdings Corp. (a)	206,433	3,748,823

		7,303,650

†	Percentages indicated are based on Fund net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Hotels, Restaurants & Leisure 4.2%
Bojangles’, Inc. (a)	133,970	$2,498,541
Buffalo Wild Wings, Inc. (a)	12,756	1,969,526
Chuy’s Holdings, Inc. (a)	69,423	2,252,776
Penn National Gaming, Inc. (a)	226,355	3,121,435
Planet Fitness, Inc. Class A	174,175	3,500,918
Vail Resorts, Inc.	10,174	1,641,168

		14,984,364

Household Durables 2.6%
♦Universal Electronics, Inc. (a)	141,549	9,136,988

Insurance 1.0%
Enstar Group, Ltd. (a)	18,394	3,636,494

Internet & Catalog Retail 0.8%
HSN, Inc.	77,828	2,669,500

Internet Software & Services 5.1%
comScore, Inc. (a)	131,607	4,156,149
Cornerstone OnDemand, Inc. (a)	104,808	4,434,427
LogMeIn, Inc.	53,329	5,148,915
Nutanix, Inc. Class A (a)	50,000	1,328,000
WebMD Health Corp. (a)	56,197	2,785,685

		17,853,176

IT Services 1.0%
Blackhawk Network Holdings, Inc. (a)	47,633	1,794,573
MAXIMUS, Inc.	31,346	1,748,794

		3,543,367

Life Sciences Tools & Services 1.6%
Patheon N.V. (a)	76,163	2,186,640
PRA Health Sciences, Inc. (a)	61,417	3,385,305

		5,571,945

Machinery 3.6%
Chart Industries, Inc. (a)	59,032	2,126,333
John Bean Technologies Corp.	56,582	4,863,223
WABCO Holdings, Inc. (a)	27,684	2,938,656
Woodward, Inc.	40,064	2,766,419

		12,694,631

Multiline Retail 0.8%
Ollie’s Bargain Outlet Holdings, Inc. (a)	95,956	2,729,948

Oil, Gas & Consumable Fuels 1.9%
♦RSP Permian, Inc. (a)	153,744	6,860,057

Pharmaceuticals 2.5%
Aclaris Therapeutics, Inc. (a)	73,492	1,994,573
Dermira, Inc. (a)	63,747	1,933,446

	Shares	Value

Pharmaceuticals (continued)
Medicines Co. (The) (a)	43,321	$1,470,315
Prestige Brands Holdings, Inc. (a)	64,189	3,344,247

		8,742,581

Professional Services 0.9%
WageWorks, Inc. (a)	44,841	3,250,973

Real Estate Investment Trusts 3.4%
CubeSmart	55,425	1,483,727
Equity One, Inc.	113,139	3,472,236
GEO Group, Inc. (The)	59,783	2,148,003
Physicians Realty Trust	81,370	1,542,775
Seritage Growth Properties Class A	74,736	3,191,975

		11,838,716

Road & Rail 1.3%
Landstar System, Inc.	52,990	4,520,047

Semiconductors & Semiconductor Equipment 5.1%
Advanced Micro Devices, Inc. (a)	348,789	3,955,267
Ambarella, Inc. (a)	34,148	1,848,431
Cavium, Inc. (a)	44,838	2,799,685
MKS Instruments, Inc.	53,159	3,157,645
Nanometrics, Inc. (a)	78,522	1,967,761
Veeco Instruments, Inc. (a)	140,583	4,097,995

		17,826,784

Software 11.1%
Aspen Technology, Inc. (a)	83,438	4,562,390
Blackline, Inc. (a)	51,263	1,416,397
Ellie Mae, Inc. (a)	20,914	1,750,084
Gigamon, Inc. (a)	57,735	2,629,829
Guidewire Software, Inc. (a)	84,544	4,170,556
Hubspot, Inc. (a)	43,474	2,043,278
Imperva, Inc. (a)	59,505	2,284,992
Paylocity Holding Corp. (a)	124,945	3,749,599
PTC, Inc. (a)	108,982	5,042,597
RealPage, Inc. (a)	120,515	3,615,450
Tableau Software, Inc. Class A (a)	39,357	1,658,898
Take-Two Interactive Software, Inc. (a)	47,005	2,316,876
Ultimate Software Group, Inc. (The) (a)	21,626	3,943,501

		39,184,447

Specialty Retail 4.8%
Burlington Stores, Inc. (a)	45,794	3,881,042
♦Genesco, Inc. (a)	105,815	6,571,111
MarineMax, Inc. (a)	218,471	4,227,414
Vitamin Shoppe, Inc. (a)	97,519	2,316,076

		16,995,643

Textiles, Apparel & Luxury Goods 0.6%
Steven Madden, Ltd. (a)	56,728	2,028,026

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value

Common Stocks (continued)
Trading Companies & Distributors 0.6%
Air Lease Corp.	66,662	$2,288,506

Total Common Stocks (Cost $299,924,805)		349,963,587

	Principal Amount
Short-Term Investment 1.1%
Repurchase Agreement 1.1%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $3,841,779 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 5/31/23, with a Principal Amount of $4,065,000 and a Market Value of $3,920,546)	$3,841,766	3,841,766

Total Short-Term Investment (Cost $3,841,766)		3,841,766

Total Investments (Cost $303,766,571) (b)	100.4%	353,805,353
Other Assets, Less Liabilities	(0.4)	(1,296,369)
Net Assets	100.0%	$352,508,984
(a)	Non-income producing security.

(b)	As of December 31, 2016, cost was $304,594,104 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$67,851,247
Gross unrealized depreciation	(18,639,998)

Net unrealized appreciation	$49,211,249

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$349,963,587	$—	$—	$349,963,587
Short-Term Investment
Repurchase Agreement	—	3,841,766	—	3,841,766

Total Investments in Securities	$349,963,587	$3,841,766	$—	$353,805,353

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

12	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $303,766,571)	$353,805,353
Receivables:
Dividends and interest	90,703
Fund shares sold	10,769

Total assets	353,906,825

Liabilities
Payables:
Investment securities purchased	930,304
Manager (See Note 3)	245,908
Fund shares redeemed	141,497
Professional fees	36,390
Shareholder communication	21,626
NYLIFE Distributors (See Note 3)	14,882
Custodian	5,884
Trustees	517
Accrued expenses	833

Total liabilities	1,397,841

Net assets	$352,508,984

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$29,375
Additional paid-in capital	285,018,397

285,047,772
Undistributed net investment income	14,965
Accumulated net realized gain (loss) on investments	17,407,465
Net unrealized appreciation (depreciation) on investments	50,038,782

Net assets	$352,508,984

Initial Class
Net assets applicable to outstanding shares	$282,377,743

Shares of beneficial interest outstanding	23,469,194

Net asset value per share outstanding	$12.03

Service Class
Net assets applicable to outstanding shares	$70,131,241

Shares of beneficial interest outstanding	5,905,516

Net asset value per share outstanding	$11.88

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$1,570,605
Interest	1,112

Total income	1,571,717

Expenses
Manager (See Note 3)	2,871,481
Distribution/Service—Service Class (See Note 3)	166,367
Professional fees	72,579
Shareholder communication	55,772
Custodian	15,573
Trustees	9,493
Miscellaneous	15,914

Total expenses	3,207,179
Reimbursement from custodian (b)	(1,887)

Net expenses	3,205,292

Net investment income (loss)	(1,633,575)

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	18,288,067
Net change in unrealized appreciation (depreciation) on investments	15,415,605

Net realized and unrealized gain (loss) on investments	33,703,672

Net increase (decrease) in net assets resulting from operations	$32,070,097

(a)	Dividends recorded net of foreign withholding taxes in the amount of $6,931.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

14	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(1,633,575)	$(2,396,811)
Net realized gain (loss) on investments	18,288,067	17,907,302
Net change in unrealized appreciation (depreciation) on investments	15,415,605	(21,841,674)

Net increase (decrease) in net assets resulting from operations	32,070,097	(6,331,183)

Distributions to shareholders:
From net realized gain on investments:
Initial Class	(14,860,374)	(43,845,491)
Service Class	(3,493,789)	(8,694,208)

Total distributions to shareholders	(18,354,163)	(52,539,699)

Capital share transactions:
Net proceeds from sale of shares	31,463,470	115,830,787
Net asset value of shares issued to shareholders in reinvestment of distributions	18,354,163	52,539,699
Cost of shares redeemed	(101,739,186)	(124,285,492)

Increase (decrease) in net assets derived from capital share transactions	(51,921,553)	44,084,994

Net increase (decrease) in net assets	(38,205,619)	(14,785,888)

Net Assets
Beginning of year	390,714,603	405,500,491

End of year	$352,508,984	$390,714,603

Undistributed net investment income at end of year	$14,965	$41,149

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,							February 17, 2012** through December 31,
Initial Class	2016		2015		2014		2013	2012
Net asset value at beginning of period	$11.53		$13.33		$13.07		$9.99	$10.00

Net investment income (loss)	(0.05	)(a)	(0.07	)(a)	(0.04	)(a)	(0.03)	0.02
Net realized and unrealized gain (loss) on investments	1.19		(0.09)		0.36		3.12	(0.03)

Total from investment operations	1.14		(0.16)		0.32		3.09	(0.01)

Less dividends and distributions:
From net investment income	—		—		—		(0.01)	—
From net realized gain on investments	(0.64)		(1.64)		(0.06)		—	—

Total dividends and distributions	(0.64)		(1.64)		(0.06)		(0.01)	—

Net asset value at end of period	$12.03		$11.53		$13.33		$13.07	$9.99

Total investment return (b)	10.01%		(0.91%)		2.52%		30.89%	(0.10%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.41%)		(0.53%)		(0.30%)		(0.27%)	0.22	% ††
Net expenses	0.86%		0.85%		0.85%		0.85%	0.86	% ††
Portfolio turnover rate	36%		50%		51%		41%	78%
Net assets at end of period (in 000’s)	$282,378		$319,580		$343,965		$430,114	$272,908

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

	Year ended December 31,							February 17, 2012** through December 31,
Service Class	2016		2015		2014		2013	2012
Net asset value at beginning of period	$11.42		$13.25		$13.02		$9.97	$10.00

Net investment income (loss)	(0.07	)(a)	(0.10	)(a)	(0.07	)(a)	(0.06)	(0.01)
Net realized and unrealized gain (loss) on investments	1.17		(0.09)		0.36		3.11	(0.02)

Total from investment operations	1.10		(0.19)		0.29		3.05	(0.03)

Less dividends and distributions:
From net realized gain on investments	(0.64)		(1.64)		(0.06)		—	—

Net asset value at end of period	$11.88		$11.42		$13.25		$13.02	$9.97

Total investment return(b)	9.73%		(1.16%)		2.27%		30.56%	(0.30%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.66%)		(0.79%)		(0.55%)		(0.51%)	(0.09	%)††
Net expenses	1.11%		1.10%		1.10%		1.10%	1.11	% ††
Portfolio turnover rate	36%		50%		51%		41%	78%
Net assets at end of period (in 000’s)	$70,131		$71,135		$61,536		$58,716	$45,318

**	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

16	MainStay VP Eagle Small Cap Growth Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Eagle Small Cap Growth Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital appreciation.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

17

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were fair valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on

18	MainStay VP Eagle Small Cap Growth Portfolio

federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown on the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor, to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor, will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(I)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for

19

Notes to Financial Statements (continued)

the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Eagle Asset Management, Inc. (“Eagle”), a registered investment adviser, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.81%. New York Life Investments has contractually agreed to waive 0.025% of its management fee on assets in excess of $1 billion. This agreement expires on May 1, 2017 and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2016, the effective management fee rate was 0.81%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Fund in the amount of $2,871,481.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s NAV, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$18,234,998	$14,965	$49,211,249	$67,461,212

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (“REITs”).

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$1,607,391	$(35,687)	$(1,571,704)

The reclassifications for the Portfolio are primarily due to return of capital distributions received, REITs, and a net operating loss expiration.

During the year ended December 31, 2016, the tax character of distributions paid as reflected in the Statement of Changes in Net Assets were as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$—	$18,354,163	$2,111,675	$50,428,024

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

20	MainStay VP Eagle Small Cap Growth Portfolio

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $128,078 and $200,077, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	1,760,298	$19,300,751
Shares issued to shareholders in reinvestment of dividends and distributions	1,271,981	14,860,374
Shares redeemed	(7,275,998)	(82,510,002)

Net increase (decrease)	(4,243,719)	$(48,348,877)

Year ended December 31, 2015:
Shares sold	6,795,738	$90,657,948
Shares issued to shareholders in reinvestment of dividends and distributions	3,905,128	43,845,491
Shares redeemed	(8,782,978)	(109,917,739)

Net increase (decrease)	1,917,888	$24,585,700

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	1,069,875	$12,162,719
Shares issued to shareholders in reinvestment of dividends and distributions	302,811	3,493,789
Shares redeemed	(1,697,325)	(19,229,184)

Net increase (decrease)	(324,639)	$(3,572,676)

Year ended December 31, 2015:
Shares sold	1,891,459	$25,172,839
Shares issued to shareholders in reinvestment of dividends and distributions	781,623	8,694,208
Shares redeemed	(1,086,568)	(14,367,753)

Net increase (decrease)	1,586,514	$19,499,294

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Eagle Small Cap Growth Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Eagle Small Cap Growth Portfolio (one of the series comprising Mainstay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

22	MainStay VP Eagle Small Cap Growth Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Eagle Small Cap Growth Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Eagle Asset Management, Inc. (“Eagle”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Eagle in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Eagle (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates and Eagle and responses from New York Life Investments and Eagle to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and

Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Eagle; (ii) the investment performance of the Portfolio, New York Life Investments and Eagle; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Eagle from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Eagle. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and SA ABBR. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Eagle resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Eagle

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Eagle. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Eagle provides to the Portfolio. The Board evaluated Eagle’s experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined Eagle’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Eagle, and Eagle’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Eagle. The Board also reviewed Eagle’s willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Eagle’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Eagle had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Eagle to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Eagle

The Board considered the costs of the services provided by New York Life Investments and Eagle under the Agreements and the profits realized by New York Life Investments and its affiliates and Eagle due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from Eagle, the Board considered representations from Eagle and New York Life Investments that the subadvisory fee paid by New York Life Investments to Eagle for services provided to the Portfolio was the result of arm’s-length negotiations. Because Eagle’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In evaluating the costs of the services provided by New York Life Investments and Eagle and profits realized by New York Life Investments and its affiliates and Eagle, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Eagle must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and Eagle to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits

24	MainStay VP Eagle Small Cap Growth Portfolio

from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to Eagle from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Eagle in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Eagle concerning other business relationships between Eagle and its affiliates and New York Life Investments and its affiliates.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements. With respect to Eagle, the Board concluded that any profits realized by Eagle due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Eagle and are based on fees paid to Eagle by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Eagle are paid by New York Life Investments, not the Portfolio.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Eagle on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

26	MainStay VP Eagle Small Cap Growth Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

28	MainStay VP Eagle Small Cap Growth Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

30	MainStay VP Eagle Small Cap Growth Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722415	MSVPESCG11-02/17 (NYLIAC) NI515

MainStay VP VanEck Global Hard

Assets Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	43.33%	–4.82%	0.93%

Benchmark Performance	One Year	Since Inception (2/17/12)
S&P North American Natural Resources Sector Index[2]	30.87%	–0.62%
S&P 500® Index[3]	11.96	13.15
Average Lipper Variable Products Natural Resources Portfolio[4]	31.56	–4.82%

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The S&P North American Natural Resources Sector Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P North American Natural Resources Sector Index is a modified capitalization weighted index designed as a benchmark for U.S. traded natural resource related stocks. The natural resource sector includes mining, energy, paper and forest products, and plantation-owning companies. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.

The S&P 500® Index is the Portfolio’s secondary benchmark. The S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Average Lipper Variable Products Natural Resources Portfolio is representative of portfolios that, by portfolio practice, invest primarily in the equity securities of domestic companies engaged in the exploration, development, production, or distribution of natural resources. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP VanEck Global Hard Assets Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,114.80	$5.00	$1,020.40	$4.77

1.	Expenses are equal to the Portfolio’s annualized expense ratio of 0.94% multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six month period.

6	MainStay VP VanEck Global Hard Assets Portfolio

Country Composition as of December 31, 2016

United States	76.2%
Canada	14.5
Switzerland	4.3
United Kingdom	1.1
Luxembourg	1.1
South Africa	0.9
Bermuda	0.7
France	0.6
Other Assets, Less Liabilities	0.6

100.0%

Portfolio Composition as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	Halliburton Co.

2.	Nabors Industries, Ltd.

3.	Glencore PLC

4.	Diamondback Energy, Inc.

5.	Parsley Energy, Inc. Class A
6.	Patterson-UTI Energy, Inc.

7.	Pioneer Natural Resources Co.

8.	Cimarex Energy Co.

9.	Schlumberger, Ltd.

10.	EOG Resources, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Charles T. Cameron and Shawn Reynolds of VanEck Associates Corporation (“VanEck”), the Portfolio’s Subadvisor.

How did MainStay VP VanEck Global Hard Assets Portfolio perform relative to its benchmarks and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP VanEck Global Hard Assets Portfolio returned 43.33% for Initial Class shares. Over the same period, the Portfolio outperformed the 30.87% return of the S&P North American Natural Resources Sector Index,1 which is the Portfolio’s primary benchmark, and the 11.96% return of the S&P 500® Index,1 which is a secondary benchmark of the Portfolio. The Portfolio outperformed the 31.56% return of the Average Lipper2 Variable Products Natural Resources Portfolio for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

Among the factors that contributed to the Portfolio’s outperformance of the S&P North American Natural Resources Sector Index were overweight positions and outperformance in the diversified metals & mining and the oil & gas exploration & production subindustries. (Contributions take weightings and total returns into account.) An overweight position in the gold subindustry also contributed significantly to the Portfolio’s outperformance of its primary benchmark.

Which subindustries were the strongest positive contributors to the Portfolio’s relative performance, and which subindustries were particularly weak?

During the reporting period, the subindustries that made the strongest positive contributions to the Portfolio’s performance relative to the S&P North American Natural Resources Sector Index were oil & gas exploration & production, diversified metals & mining, and gold.

The subindustries that made the most substantially negative contributions to the Portfolio’s relative performance were all subindustries in which the benchmark did not have any allocations during the reporting period. These subindustries included fertilizers & agricultural chemicals, semiconductor equipment, and electrical components & equipment.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The Portfolio’s strongest-contributing individual position was diversified metals & mining company Glencore, which benefited from strong copper prices and from continued—and expanded—successful strategic structural optimization. The next-strongest individual contributor was gold mining company

Agnico Eagle Mines, which benefited from robust gold prices earlier in the year and from the company’s continued focus on cost reduction and strong operational performance. Copper company First Quantum Minerals was also a strong performer for the Portfolio. The company benefited from strong copper prices and from continuing successful strategic structural optimization.

The Portfolio’s weakest-contributing individual stocks were fertilizer & agricultural chemicals company CF Industries Holdings, which faced softer pricing because of nitrogen oversupply; oil & gas refining & marketing company Valero Energy, which suffered from the rebound in crude oil prices; and semiconductor equipment (solar) company SunEdison.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio initiated significant new positions in gold mining company Newmont Mining and oil & gas exploration & production company PDC Energy. The Portfolio also increased its position in oil & gas drilling company Patterson-UTI Energy during the reporting period.

The Portfolio’s most substantial sales during the reporting period included a reduction in the Portfolio’s position in gold mining company Agnico Eagle Mines and the sale of the Portfolio’s entire positions in oil & gas exploration & production company Anadarko Petroleum and oil & gas refining & marketing company Valero Energy.

How did the Portfolio’s sector weightings change during the reporting period?

On both an absolute and a relative basis, the Portfolio sizably increased it weightings in the oil & gas drilling and the diversified metals & mining subindustries during the reporting period.

On both an absolute and relative basis, the Portfolio sizably decreased its weightings in the gold and the oil & gas storage & transportation subindustries. The Portfolio also reduced its weighting in the oil & gas refining & marketing subindustry.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio had no allocation to the integrated oil & gas subindustry, making that subindustry substantially underweight relative to the S&P North American Natural Resources Sector Index. As of the same date, the Portfolio’s next most substantially underweight position was in the oil & gas storage & transportation subindustry. The Portfolio also had an underweight position in the oil & gas refining & marketing subindustry.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP VanEck Global Hard Assets Portfolio

As of December 31, 2016, the Portfolio’s most substantially overweight positions relative to the S&P North American Natural Resources Sector Index were in the oil & gas exploration & production, diversified metals & mining, and oil & gas drilling subindustries.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Shares	Value

Common Stocks 97.3%†
Bermuda 0.7%
Golar LNG, Ltd. (Oil, Gas & Consumable Fuels)	130,100	$2,984,494

Canada 14.5%
Agnico Eagle Mines, Ltd. (Metals & Mining)	232,093	9,749,361
Agrium, Inc. (Chemicals)	85,600	8,607,080
Barrick Gold Corp. (Metals & Mining)	306,800	4,902,664
First Quantum Minerals, Ltd. (Metals & Mining)	1,515,000	15,063,680
Goldcorp, Inc. (Metals & Mining)	355,800	4,838,880
Kinross Gold Corp. (Metals & Mining) (a)	772,200	2,401,542
New Gold, Inc. (Metals & Mining) (a)	626,900	2,194,150
Teck Resources, Ltd. Class B (Metals & Mining)	742,800	14,878,284

		62,635,641

France 0.6%
Vallourec S.A. (Energy Equipment & Services) (a)	372,500	2,543,065

Luxembourg 1.1%
Tenaris S.A., ADR (Energy Equipment & Services)	132,900	4,745,859

South Africa 0.9%
Petra Diamonds, Ltd. (Metals & Mining) (a)	1,950,900	3,745,709

Switzerland 4.3%
♦Glencore PLC (Metals & Mining) (a)	5,609,930	18,855,504

United Kingdom 1.1%
Randgold Resources, Ltd., ADR (Metals & Mining)	63,700	4,862,858

United States 74.1%
Callon Petroleum Co. (Oil, Gas & Consumable Fuels) (a)	291,100	4,474,207
CF Industries Holdings, Inc. (Chemicals)	276,000	8,688,480
♦Cimarex Energy Co. (Oil, Gas & Consumable Fuels)	113,000	15,356,700
Concho Resources, Inc. (Oil, Gas & Consumable Fuels) (a)	111,700	14,811,420
CONSOL Energy, Inc. (Oil, Gas & Consumable Fuels)	530,300	9,667,369
♦Diamondback Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	168,800	17,058,928
♦EOG Resources, Inc. (Oil, Gas & Consumable Fuels)	151,000	15,266,100
Freeport-McMoRan, Inc. (Metals & Mining) (a)	365,600	4,822,264

	Shares	Value

United States (continued)
Green Plains, Inc. (Oil, Gas & Consumable Fuels)	196,700	$5,478,095
Gulfport Energy Corp. (Oil, Gas & Consumable Fuels) (a)	305,800	6,617,512
♦Halliburton Co. (Energy Equipment & Services)	358,400	19,385,856
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (Real Estate Investment Trusts)	55,100	1,046,349
Hess Corp. (Oil, Gas & Consumable Fuels)	160,500	9,997,545
Laredo Petroleum, Inc. (Oil, Gas & Consumable Fuels) (a)	743,300	10,510,262
Louisiana-Pacific Corp. (Paper & Forest Products) (a)	394,500	7,467,885
♦Nabors Industries, Ltd. (Energy Equipment & Services)	1,153,000	18,909,200
Newfield Exploration Co. (Oil, Gas & Consumable Fuels) (a)	330,700	13,393,350
Newmont Mining Corp. (Metals & Mining)	276,900	9,433,983
♦Parsley Energy, Inc. Class A (Oil, Gas & Consumable Fuels) (a)	469,500	16,545,180
♦Patterson-UTI Energy, Inc. (Energy Equipment & Services)	613,400	16,512,728
PDC Energy, Inc. (Oil, Gas & Consumable Fuels) (a)	182,600	13,253,108
♦Pioneer Natural Resources Co. (Oil, Gas & Consumable Fuels)	86,500	15,576,055
RSP Permian, Inc. (Oil, Gas & Consumable Fuels) (a)	101,100	4,511,082
♦Schlumberger, Ltd. (Energy Equipment & Services)	182,600	15,329,270
Scorpio Tankers, Inc. (Oil, Gas & Consumable Fuels)	472,900	2,142,237
SM Energy Co. (Oil, Gas & Consumable Fuels)	281,600	9,709,568
Steel Dynamics, Inc. (Metals & Mining)	245,900	8,749,122
Sunrun, Inc. (Electrical Equipment) (a)	253,900	1,348,209
Superior Energy Services, Inc. (Energy Equipment & Services)	489,700	8,266,136
Tyson Foods, Inc. Class A (Food Products)	59,700	3,682,296
Union Pacific Corp. (Road & Rail)	44,500	4,613,760
Weatherford International PLC (Energy Equipment & Services) (a)	1,642,100	8,194,079

		320,818,335

Total Common Stocks (Cost $396,621,087)		421,191,465

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
United States 2.1%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/16 Proceeds at Maturity $9,098,224 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 5/31/23, with a Principal Amount of $9,625,000 and a Market Value of $9,282,966)	$9,098,194	$9,098,194

Total Short-Term Investment (Cost $9,098,194)		9,098,194

Total Investments (Cost $405,719,281) (b)	99.4%	430,289,659
Other Assets, Less Liabilities	0.6	2,601,629
Net Assets	100.0%	$432,891,288
(a)	Non-income producing security.

(b)	As of December 31, 2016, cost was $414,269,382 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$68,964,421
Gross unrealized depreciation	(52,944,144)

Net unrealized appreciation	$16,020,277

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
France	$—	$2,543,065	$—	$2,543,065
South Africa	—	3,745,709	—	3,745,709
Switzerland	—	18,855,504	—	18,855,504
All Other Countries	396,047,187	—	—	396,047,187

Total Common Stocks	396,047,187	25,144,278	—	421,191,465

Short-Term Investment
Repurchase Agreement	—	9,098,194	—	9,098,194

Total Investments in Securities	$396,047,187	$34,242,472	$—	$430,289,659

(a)	For a complete listing of investments and their industries and countries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2016, certain foreign equity securities with a market value of $10,594,817 held by the Portfolio as of December 31, 2015, transferred from Level 1 to Level 2 due to these securities being fair valued at period end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

The table below sets forth the diversification of MainStay VP VanEck Global Hard Assets Portfolio’s investments by industry.

Industry Diversification

	Value	Percent †
Capital Markets	$9,098,194	2.1%
Chemicals	17,295,560	4.0
Electrical Equipment	1,348,209	0.3
Energy Equipment & Services	93,886,193	21.7
Food Products	3,682,296	0.9
Metals & Mining	104,498,001	24.1
Oil, Gas & Consumable Fuels	187,353,212	43.3
Paper & Forest Products	7,467,885	1.7
Real Estate Investment Trusts	1,046,349	0.2
Road & Rail	4,613,760	1.1

	430,289,659	99.4
Other Assets, Less Liabilities	2,601,629	0.6

Net Assets	$432,891,288	100.0%

†	Percentages indicated are based on Portfolio net assets.

12	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $405,719,281)	$430,289,659
Cash	23,632
Receivables:
Investment securities sold	2,874,424
Dividends and interest	285,210
Fund shares sold	45,334

Total assets	433,518,259

Liabilities
Payables:
Manager (See Note 3)	338,272
Fund shares redeemed	188,099
Professional fees	39,528
Shareholder communication	27,872
Investment securities purchased	26,634
Custodian	4,278
Trustees	659
Accrued expenses	1,629

Total liabilities	626,971

Net assets	$432,891,288

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$56,458
Additional paid-in capital	570,132,041

570,188,499
Undistributed net investment income	18,950
Accumulated net realized gain (loss) on investments and foreign currency transactions	(161,886,452)
Net unrealized appreciation (depreciation) on investments	24,570,378
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	(87)

Net assets	$432,891,288

Initial Class
Net assets applicable to outstanding shares	$432,891,288

Shares of beneficial interest outstanding	56,457,856

Net asset value per share outstanding	$7.67

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$3,246,734
Interest	4,073

Total income	3,250,807

Expenses
Manager (See Note 3)	3,559,411
Professional fees	78,465
Shareholder communication	66,565
Custodian	11,197
Trustees	10,183
Miscellaneous	17,371

Total expenses	3,743,192
Reimbursement from custodian (b)	(20,497)

Net expenses	3,722,695

Net investment income (loss)	(471,888)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(52,088,173)
Foreign currency transactions	(1,567)

Net realized gain (loss) on investments and foreign currency transactions	(52,089,740)

Net change in unrealized appreciation (depreciation) on:
Investments	196,405,607
Translation of other assets and liabilities in foreign currencies	(37)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	196,405,570

Net realized and unrealized gain (loss) on investments and foreign currency transactions	144,315,830

Net increase (decrease) in net assets resulting from operations	$143,843,942

(a)	Dividends recorded net of foreign withholding taxes in the amount of $96,381.
(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

14	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(471,888)	$2,491,372
Net realized gain (loss) on investments and foreign currency transactions	(52,089,740)	(57,072,919)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	196,405,570	(103,413,011)

Net increase (decrease) in net assets resulting from operations	143,843,942	(157,994,558)

Dividends to shareholders:
From net investment income:
Initial Class	(2,505,721)	(1,584,223)

Capital share transactions:
Net proceeds from sale of shares	61,767,884	87,572,220
Net asset value of shares issued to shareholders in reinvestment of dividends	2,505,721	1,584,223
Cost of shares redeemed	(105,543,449)	(63,269,559)

Increase (decrease) in net assets derived from capital share transactions	(41,269,844)	25,886,884

Net increase (decrease) in net assets	100,068,377	(133,691,897)

Net Assets
Beginning of year	332,822,911	466,514,808

End of year	$432,891,288	$332,822,911

Undistributed net investment income at end of year	$18,950	$2,505,737

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,					February 17, 2012* through December 31,
Initial Class	2016		2015	2014	2013	2012
Net asset value at beginning of period	$5.38		$8.06	$9.97	$9.08	$10.00

Net investment income (loss)	(0.01)		0.04	0.04	0.05	0.08
Net realized and unrealized gain (loss) on investments	2.34		(2.69)	(1.91)	0.95	(1.00)
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00	)‡	0.00 ‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	2.33		(2.65)	(1.87)	1.00	(0.92)

Less dividends:
From net investment income	(0.04)		(0.03)	(0.04)	(0.11)	—

Net asset value at end of period	$7.67		$5.38	$8.06	$9.97	$9.08

Total investment return (a)	43.33%		(32.96%)	(18.81%)	10.96%	(9.20	%)(b)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.12	%)(c)	0.57%	0.38%	0.46%	0.98	% ††
Net expenses	0.93	% (d)	0.93%	0.93%	0.93%	0.94	% ††
Portfolio turnover rate	40%		21%	33%	31%	24%
Net assets at end of period (in 000’s)	$432,891		$332,823	$466,515	$591,890	$608,978

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(b)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(c)	Without the custody fee reimbursement, net investment income (loss) would have been (0.13%).
(d)	Without the custody fee reimbursement, net expenses would have been 0.94%.

16	MainStay VP VanEck Global Hard Assets Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP VanEck Global Hard Assets Portfolio (the “Portfolio”), a “non diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the Portfolio has historically operated as a “diversified” portfolio, it will not operate as “non diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers one class of shares. Initial Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares.

The Portfolio’s investment objective is to seek long-term capital appreciation by investing primarily in hard asset securities. Income is a secondary consideration.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

17

Notes to Financial Statements (continued)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Benchmark securities
• Broker/dealer quotes	• Reference data (corporate actions or material event notices)
• Two-sided markets	• Industry and economic events
• Bids/offers	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31,

2016, there were no securities held by the Portfolio that were valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the

18	MainStay VP VanEck Global Hard Assets Portfolio

“Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized,

respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. The expenses borne by the Portfolio, including those of with related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books and the

19

Notes to Financial Statements (continued)

U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, VanEck Associates Corporation (“VanEck”), a registered investment adviser, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.89% up to $1 billion; and 0.88% in excess of $1 billion. During the year ended December 31, 2016, the effective management fee rate was 0.89%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $3,559,411.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAV of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAV, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(153,336,351)	$18,315	$16,020,825	$(137,297,211)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments. The other temporary differences are primarily due to deferred dividends from Real Estate Investment Trusts (REITs).

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital,

20	MainStay VP VanEck Global Hard Assets Portfolio

arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$490,822	$1,567	$(492,389)

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss) and a net operating loss expiration.

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $153,336,351, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Unlimited	$12,718	$140,618

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$2,505,721	$—	$1,584,223	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds, managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank

Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $155,371 and $196,204, respectively.

The Portfolio may purchase securities from or sell to other portfolios managed by the respective Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2016, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/(Loss) (000’s)
$8,417	$—	$—

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	10,064,583	$61,767,884
Shares issued to shareholders in reinvestment of dividends and distributions	341,318	2,505,721
Shares redeemed	(15,788,390)	(105,543,449)

Net increase (decrease)	(5,382,489)	$(41,269,844)

Year ended December 31, 2015:
Shares sold	12,284,501	$87,572,220
Shares issued to shareholders in reinvestment of dividends and distributions	243,906	1,584,223
Shares redeemed	(8,573,389)	(63,269,559)

Net increase (decrease)	3,955,018	$25,886,884

21

Notes to Financial Statements (continued)

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

22	MainStay VP VanEck Global Hard Assets Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP VanEck Global Hard Assets Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP VanEck Global Hard Assets Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP VanEck Global Hard Assets Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and VanEck Associates Corporation (“VanEck”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and VanEck in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and VanEck (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates and VanEck and responses from New York Life Investments and VanEck to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and

Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and VanEck; (ii) the investment performance of the Portfolio, New York Life Investments and VanEck; (iii) the costs of the services provided, and profits realized, by New York Life Investments and VanEck from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and VanEck. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and VanEck. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and VanEck resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and VanEck

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including

24	MainStay VP VanEck Global Hard Assets Portfolio

subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of VanEck. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that VanEck provides to the Portfolio. The Board evaluated VanEck’s experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined VanEck’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at VanEck, and VanEck’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by VanEck. The Board also reviewed VanEck’s willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and VanEck’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or VanEck had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and VanEck to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and VanEck

The Board considered the costs of the services provided by New York Life Investments and VanEck under the Agreements and the profits realized by New York Life Investments and its affiliates and VanEck due to their relationships with the Portfolio. Because VanEck’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In evaluating the costs of the services provided by New York Life Investments and VanEck and profits realized by New York Life Investments and its affiliates and VanEck, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and VanEck must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and VanEck to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to VanEck from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to VanEck in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and VanEck concerning other business relationships between VanEck and its affiliates and New York Life Investments and its affiliates.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of

New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements. With respect to VanEck, the Board concluded that any profits realized by VanEck due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and VanEck and are based on fees paid to VanEck by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to VanEck are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic

26	MainStay VP VanEck Global Hard Assets Portfolio

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and VanEck on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

27

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

28	MainStay VP VanEck Global Hard Assets Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

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Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

30	MainStay VP VanEck Global Hard Assets Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

31

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

32	MainStay VP VanEck Global Hard Assets Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

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New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1723312	MSVPVEG11-02/17 (NYLIAC) NI533

MainStay VP Janus Balanced Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors. current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	4.70%	7.96%	0.58%
Service Class Shares	4.44	7.69	0.83

Benchmark Performance	One Year	Since Inception (2/17/12)
S&P 500® Index[3]	11.96%	13.15%
Bloomberg Barclays U.S. Aggregate Bond Index[4]	2.65	2.19
Janus Balanced Composite Index[5]	7.84	8.25
Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio[6]	6.14	6.01

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P 500® Index is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.	The Portfolio has selected the Bloomberg Barclays U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The Portfolio has selected the Janus Balanced Composite Index as an additional benchmark. The Janus Balanced Composite Index consists of the S&P 500® Index (55% weighted) and the Bloomberg Barclays U.S. Aggregate Bond Index (45% weighted). Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Average Lipper Variable Products Mixed-Asset Target Allocation Moderate Portfolio is representative of portfolios that, by portfolio practice, maintain a mix of between 40%-60% equity securities, with the remainder invested in bonds, cash, and cash equivalents. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Janus Balanced Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,050.80	$3.09	$1,022.10	$3.05

Service Class Shares	$1,000.00	$1,049.50	$4.38	$1,020.90	$4.32

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.60% for Initial Class and 0.85% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Janus Balanced Portfolio

Portfolio Composition as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 13 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2016 (excluding short-term investments) (Unaudited)

1.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.00%, due 8/1/22–8/1/46

2.	Microsoft Corp.

3.	Boeing Co. (The)

4.	Mastercard, Inc. Class A

5.	Altria Group, Inc.
6.	United States Treasury Notes, 0.75%–2.50%, due 10/31/18–2/15/26

7.	Government National Mortgage Association (Mortgage Pass-Through Securities), 3.50%–7.50%, due 1/15/32–8/15/46

8.	Amgen, Inc.

9.	CME Group, Inc.

10.	LyondellBasell Industries N.V. Class A

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jeremiah Buckley, CFA, E. Marc Pinto, CFA, Mayur Saigal and Darrell Watters of Janus Capital Management LLC (“Janus Capital”), the Portfolio’s Subadvisor.

How did MainStay VP Janus Balanced Portfolio perform relative to its benchmarks and peers for the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Janus Balanced Portfolio returned 4.70% for Initial Class shares and 4.44% for Service Class shares. Over the same period, both share classes underperformed the 11.96% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark, and outperformed the 2.65% return of the Bloomberg Barclays U.S. Aggregate Bond Index,1 which is a secondary benchmark of the Portfolio. For the 12 months ended December 31, 2016, both share classes underperformed the 7.84% return of the Janus Balanced Composite Index,1 which is an additional benchmark of the Portfolio. Both share classes underperformed the 6.14% return of the Average Lipper2 Variable Products Mixed-Asset Target Allocation Moderate Portfolio for the same period.

Were there any changes to the Portfolio during the reporting period?

Effective April 1, 2016, R. Gibson Smith no longer served as a portfolio manager of the Portfolio. For more information on this change, see the supplement dated December 10, 2015, to the Summary Prospectus and the Prospectus dated May 1, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

The equity portion of the Portfolio underperformed the S&P 500® Index during the reporting period. Value equities performed well during 2016, creating a headwind for the Portfolio’s growth tilt. At the sector level, holdings in health care and consumer discretionary detracted from the relative performance of the equity portion of the Portfolio. A zero weighting in the strong-performing energy sector hampered relative performance during the reporting period, as the sector benefited from the rebound in the price of crude oil. In light of the persistent oversupply of oil and the possibility of a stronger dollar, however, we believed that better opportunities existed in other sectors. Positive contributors to relative performance in the equity portion of the Portfolio included stock selection in the consumer staples and real estate sectors and an overweight position in the industrials sector.

The fixed-income portion of the Portfolio outperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index.

Outperformance in the fixed-income portion of the Portfolio was led by the Portfolio’s holdings in U.S. mortgage-backed securities. As interest rates rallied during the first half of 2016, the prepayment-resistant nature of mortgage-backed security positions in the fixed-income portion of the Portfolio proved beneficial. As rates rose over the latter part of the reporting period, these positions were less exposed to duration3 extension across the asset class. An overweight position in investment-grade corporate credit also contributed positively to relative results in the fixed-income portion of the Portfolio, as did spread4 carry, a measure of excess income generated by the Portfolio’s corporate credit holdings. Detractors from relative performance in the fixed-income portion of the Portfolio included our cash position and our yield curve5 positioning in the U.S. Treasury sector. Cash is not used as a principal investment strategy within the Portfolio but is a residual of our fundamental, bottom-up investment process. In U.S. Treasury securities, we reduced duration exposure following the U.S. presidential election. In the fixed-income portion of the Portfolio, however, exposure to 5- and 10-year notes was significantly affected by projections of future action by the Federal Reserve, and this weighed on results.

Which sectors in the equity portion of Portfolio were the strongest positive contributors to the Portfolio’s relative performance, and which sectors in the equity portion of the Portfolio were particularly weak?

Stock selection made consumer staples the Portfolio’s strongest-contributing equity sector relative to the S&P 500® Index and made real estate the second-strongest sector contributor. (Contributions take weightings and total returns into account.) The next-strongest contributor was industrials, because of an overweight allocation to the sector. Industrials, which in our opinion were unfairly affected by early weakness in the energy sector, benefited as crude oil prices regained their footing. A proposal for increased infrastructure spending by President-elect Trump gave the sector an additional boost near the end of the year.

Stock selection made health care the weakest-contributing equity sector relative to the S&P 500® Index. The sector generated negative returns during the reporting period. Negative sentiment surrounded the health care sector for most of the year, largely as a result of political rhetoric about controlling drug prices. Late in the year, uncertainty regarding Mr. Trump’s

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
5.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

8	MainStay VP Janus Balanced Portfolio

plans for the Affordable Care Act and other policies weighed on the sector. The second-weakest-contributing sector was consumer discretionary, as a result of stock selection and an overweight sector allocation relative to the S&P 500® Index. Energy was the next-weakest sector contributor. In light of the persistent oversupply of oil and the potential for a stronger dollar, we believed that better opportunities existed in other sectors. As the sector benefited from the rebound in crude oil prices, however, the lack of exposure in the equity portion of the Portfolio hampered relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the absolute performance of the equity portion of the Portfolio and which individual stocks detracted the most?

In the equity portion of the Portfolio, CME Group, which operates options and futures exchanges, was the strongest individual contributor to absolute performance. The company performed well as increased market volatility in the latter part of 2016 led to higher trading volumes on the company’s exchanges, which in turn boosted trading fees. We continued to like the stock and believed that the company could benefit from regulatory tailwinds, an increasingly global user base and the digitization of its markets.

Financial services company Morgan Stanley also aided performance in the equity portion of the Portfolio. Climbing interest rates helped the company increase its net interest income. A rising equity market also helped, as the company was able to collect higher fees from its asset management business. A rebound in fixed-income, currency and commodities (FICC) trading also helped the company’s stock price. We continued to like the stock. Late in the reporting period, CME Group and Morgan Stanley both benefited from a steepening yield curve and Mr. Trump’s plans for a more relaxed regulatory environment.

Software company Microsoft was another top contributor. The technology giant reported earnings that beat consensus estimates multiple quarters in a row, thanks in large part to the company’s cloud computing business, Azure. We have been increasingly positive on the migration of companies to the cloud; and at the end of the reporting period, Microsoft was the second-largest provider of cloud-based IT services. Microsoft has been aggressive in reducing costs, buying back shares and paying dividends to shareholders. We remained positive on the stock.

Specialty pharmaceutical company Allergan was the largest detractor from absolute performance in the equity portion of the Portfolio. The position had negative returns during the reporting period. The company initially traded down in April when the proposed merger between Allergan and Pfizer fell apart. Later in the reporting period, weaker-than-expected earnings also weighed on the company’s stock. We continued to hold the position because, in our view, Allergan had strengthened its balance sheet by selling its generics business to Teva Pharmaceutical Industries in August. We also liked the company’s shareholder-friendly management team, as well as its diverse mix of products, many of which were not subject to government reimbursement.

Athletic footwear and apparel manufacturer Nike was the second-largest detractor from absolute performance in the equity portion of the Portfolio. The position provided negative performance during the reporting period. Nike has faced increased competition of late. It also dealt with inventory disruptions throughout the year, largely as a result of the 2016 bankruptcy filing of retailer Sports Authority. In addition, most of Nike’s products are manufactured overseas, and Republican-proposed tax reforms could potentially drive up the costs of those goods. Although the passage of such reforms is far from certain, we believed that the issue merited our attention. We anticipated that Nike could work through its excess inventory in the next two quarters and that over the longer-term, the company could experience growth in its direct-to-consumer sales channel. For these reasons, we remained positive on the stock.

Biotechnology company Regeneron Pharmaceuticals also detracted from absolute performance. The company faced the same general headwinds that other biotechnology companies experienced early in the reporting period. Slower-than-expected sales for one of Regeneron’s cholesterol-controlling drugs also weighed on the stock, as did news that the company had lost a drug-patent-infringement court case with a competitor. We exited the position.

Did the equity portion of the Portfolio make any significant purchases or sales during the reporting period?

In the equity portion of the Portfolio, we purchased a position in Costco, a membership-only warehouse club. With a growing grocery business and expanding organics line, we believed that the retailer was well positioned to gain market share. We also liked the company’s potential to grow its international business and believed that the added value it provided to customers warranted an increase in membership fees, which would support profits. We also purchased a position in international transportation company CSX. Compared to its peers in rail transportation, CSX has lower margins, and we believed that the new management team had the people and the focus to enhance margins further.

During the reporting period, the equity portion of the Portfolio sold its position in credit card company American Express because of concerns over increased competition. The company also lost its relationship with Costco during the reporting period, which in our opinion made the company’s valuation less

9

attractive. The equity portion of the Portfolio also sold its position in global conglomerate General Electric because of fundamental weakness in the company’s energy-related business.

How did sector weightings change in the equity portion of the Portfolio during the reporting period?

During the reporting period, the equity portion of the Portfolio decreased its exposure to health care and materials. Over the same period, the equity portion of the Portfolio increased its exposure to consumer staples and industrials.

How was the equity portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the largest overweight position relative to the S&P 500® Index in the equity portion of the Portfolio was in the consumer discretionary sector, followed by consumer staples. As of the same date, the equity portion of the Portfolio had no exposure to the energy and utilities sectors, making them the Portfolio’s most substantially underweight equity sectors.

What was the duration strategy of the fixed-income portion of the Portfolio during the reporting period?

As of December 31, 2016, the duration of the fixed-income portion of the Portfolio was 4.33 years, or 74% of the duration of the Bloomberg Barclays U.S. Aggregate Bond Index. The fixed-income portion of the Portfolio had kept duration in a fairly tight band for much of the reporting period. Near year-end, a tightening move by the Federal Reserve in combination with rising inflationary pressures led us to reduce duration exposure coming from U.S. Treasury securities. We also diversified our duration profile with the addition of Treasury Inflation-Protected Securities (TIPS). Duration positioning, particularly in U.S. Treasury securities, weighed on relative results. While we reduced duration exposure from the asset class following the U.S. presidential election, exposure to 5- and 10-year U.S. Treasury notes, which were significantly affected by projections of future tightening moves by the Federal Reserve, weighed on results.

What specific factors, risks or market forces prompted significant decisions for the fixed-income portion of the Portfolio during the reporting period?

The fixed-income portion of the Portfolio was positioned defensively in corporate credit for much of the reporting period, wary of a fragile U.S. economy and an abundance of shareholder-friendly activity indicative of the latter stages of a credit cycle. While we continued to focus on issuers that we considered to present higher-quality business models and solid balance sheets throughout the year, our outlook became more selectively opportunistic by the end of December. An improving economic picture, recovering commodity prices and stronger-than-expected third quarter earnings supported our view, as did steady demand for U.S. corporate credit, largely because U.S. corporate bonds tended to offer higher yields than other global fixed-income asset classes. In our view, the results of the U.S. election and the associated prospects for growth may have further extended the credit cycle, which could contribute to a modestly improved outlook.

In the latter part of the reporting period, we shifted our positioning in an attempt to protect capital should rates rise and inflation move higher. In corporate credit, we continued to focus on front-end issues and increased emphasis on securities and sectors that could benefit from potential changes in fiscal policy following the election. We increased our exposure to bank loans in the latter part of the reporting period. In our view, loans—which typically benefit from a senior position in the capital structure and can offer a measure of protection in a rising rate environment—could offer stable and attractive risk-adjusted opportunities over time. An actively tightening Federal Reserve and rising inflationary pressures led us to reduce duration exposure among U.S. Treasury securities. We also diversified the duration profile of the fixed-income portion of the Portfolio with the addition of TIPS.

During the reporting period, which market segments made the strongest positive contributions to the performance of the fixed-income portion of the Portfolio and which market segments were particularly weak?

Within mortgage-backed securities, we focused on generic agency pass-through securities6 with higher coupons and less negative convexity7 than positions in the Bloomberg Barclays U.S. Aggregate Bond Index.

Investment-grade corporate credit was the strongest-performing asset class in the Bloomberg Barclays U.S. Aggregate Bond Index and benefited from significant spread tightening.

On a credit sector basis, strong relative contributors included technology and independent energy. Outperformance in technology resulted from an overweight allocation relative to the Bloomberg Barclays U.S. Aggregate Bond Index, as well as spread carry. A position in Verisk Analytics, a data analytics company, helped the sector’s results as post-acquisition deleveraging was well received by investors. Demand for personal computers and enterprise infrastructure, which had been weak during the first half of 2016, picked up in the second half and benefited the cyclical technology sector, including a position in Seagate Technology bonds. In energy, the rebound of

6.	Mortgage pass-through securities consist of a pool of residential mortgage loans, in which homeowner’s monthly payments of principal, interest and prepayments pass from the original bank through a government agency or investment bank to investors.
7.	Convexity is a mathematical measure of the sensitivity of an interest-bearing bond to changes in interest rates.

10	MainStay VP Janus Balanced Portfolio

crude oil prices, which began in mid-February, benefited surviving companies, many of which have streamlined their businesses and shored up their balance sheets through asset sales. A generally overweight allocation to independent energy in the fixed-income portion of the Portfolio contributed positively to relative results.

Security selection in electric utilities detracted from relative performance. The fixed-income portion of the Portfolio held an underweight allocation to the sector. This fact, along with the shorter-dated nature of our holdings, was a drag on relative performance, as the longer-tenured securities prevalent in the benchmark tended to perform better. Security selection in midstream energy also detracted on a relative basis, partly because of our position in EnLink Midstream Partners, L.P. EnLink struggled as its sponsor, exploration and production company Devon Energy, faced ratings downgrades during the reporting period, driven largely by lower commodity prices and elevated leverage. Moody’s subsequently downgraded EnLink Midstream Partners, L.P., and we exited our position in the partnership.

Royal Bank of Scotland was the leading corporate detractor from relative results in the fixed-income portion of the Portfolio. We had owned Royal Bank of Scotland largely because of the bank’s singular focus on simplifying its balance sheet. In light of the uncertainties that accompanied the U.K.’s decision to exit the European Union (“Brexit”) and lower interest rates in the U.K., our confidence in Royal Bank of Scotland’s ability to execute on its business plan was reduced and the fixed-income portion of the Portfolio exited its position in the company.

Did the fixed-income portion of the Portfolio make any significant purchases or sales during the reporting period?

The largest asset class increase in the fixed-income portion of the Portfolio was in investment-grade corporate credit. The largest asset class decrease was in high-yield corporate credit. While the overall allocation to below-investment-grade securities at the end of the reporting period was close to what it was at the beginning of 2016, the composition changed. The fixed-income portion of the Portfolio was defensively positioned earlier in the year because of concerns about possibly reaching the latter stages of the credit cycle. We focused on higher-quality issuers and holdings higher in the capital structure. Later in the reporting period, we added below-investment-grade exposure largely through bank loans, which saw the second-largest increase in the fixed-income portion of the Portfolio from an asset class perspective. We expected that bank loans—which typically benefit from a senior position in the capital structure and offer a measure of protection against rising interest rates—could offer stable and attractive risk-adjusted opportunities with lower volatility than the high-yield bond market.

We purchased a position in Anheuser-Busch InBev bonds during the reporting period. We liked the multinational beverage and brewing company, and we believed that the synergies gained from its merger with SABMiller could be beneficial in driving earnings growth. We also appreciated the management team’s plans to deliver and improve the company’s balance sheet after the merger.

The fixed-income portion of the Portfolio exited its position in Royal Bank of Scotland during the reporting period, for reasons discussed earlier.

During the reporting period, how did industry weightings change in the fixed-income portion of the Portfolio?

On a credit industry basis, the fixed-income portion of the Portfolio reduced exposure to technology during the reporting period. Over the same period, the fixed-income portion of the Portfolio increased exposure to food and beverages as well as wirelines.

How was the fixed-income portion of the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the fixed-income portion of the Portfolio held an overweight position relative to the Bloomberg Barclays U.S. Aggregate Bond Index in corporate credit, including an overweight position in investment-grade corporate bonds and an out-of-index allocation to high-yield corporate credit. As of the same date, the fixed-income portion of the Portfolio held an underweight position in U.S. Treasury securities. While duration exposure from corporate credit was below that of the Bloomberg Barclays U.S. Aggregate Bond Index, the overweight allocation to corporate credit led to a higher contribution to duration from that asset class. Even so, the fixed-income portion of the Portfolio had much less exposure than the Index to 20- and 30-year key rate securities. As of December 31, 2016, the duration exposure from U.S. Treasury securities in the Bloomberg Barclays U.S. Aggregate Bond Index was less than that of the Index. The duration contribution from U.S. Treasurys in the fixed-income portion of the Fund was also below that of the Index.

As of December 31, 2016, the fixed-income portion of the Portfolio was modestly overweight asset-backed securities and commercial mortgage-backed securities. As of the same date, the fixed-income portion of the Portfolio held out-of-index exposures to bank loans, TIPS, preferred securities (including bank hybrids) and cash. The fixed-income portion of the Portfolio did not have exposure to the government-related segment of the Index.

11

On a credit industry basis, the fixed-income portion of the Portfolio closed the reporting period with overweight positions in brokerage, asset managers and exchanges, and technology. As of December 31, 2016, the fixed-income portion of the Portfolio held underweight positions in integrated energy and electric utilities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

12	MainStay VP Janus Balanced Portfolio

Portfolio of Investments December 31, 2016

	Principal Amount	Value

Long-Term Bonds 32.7%† Asset-Backed Securities 1.4%
Automobile 0.4%
AmeriCredit Automobile Receivables Trust
Series 2015-2, Class D 3.00%, due 6/8/21	$467,000	$472,355
Series 2016-1, Class D 3.59%, due 2/8/22	657,000	668,785
Series 2016-2, Class D 3.65%, due 5/9/22	445,000	453,515
Capital Auto Receivables Asset Trust Series 2013-4, Class E 3.83%, due 7/20/22 (a)	500,000	507,721
OSCAR US Funding Trust V Series 2016-2A, Class A3 2.73%, due 12/15/20 (a)	220,000	217,488
Series 2016-2A, Class A4 2.99%, due 12/15/23 (a)	190,000	186,224
Santander Drive Auto Receivables Trust
Series 2012-6, Class D 2.52%, due 9/17/18	309,041	309,452
Series 2015-1, Class D 3.24%, due 4/15/21	507,000	513,053
Series 2015-4, Class D 3.53%, due 8/16/21	815,000	828,749

		4,157,342

Other ABS 1.0%
American Tower Trust I Series-13, Class 1A 1.551%, due 3/15/43 (a)	928,000	927,240
Applebee’s Funding LLC / IHOP Funding LLC Series 2014-1, Class A2 4.277%, due 9/5/44 (a)	3,092,000	3,059,038
CKE Restaurant Holdings, Inc. Series 2013-1A, Class A2 4.474%, due 3/20/43 (a)	1,491,125	1,472,581
Domino’s Pizza Master Issuer LLC
Series 2015-1A, Class A2I 3.484%, due 10/25/45 (a)	1,215,720	1,203,076
Series 2012-1A, Class A2 5.216%, due 1/25/42 (a)	529,620	540,193
Taco Bell Funding LLC Series 2016-1A, Class A2I 3.832%, due 5/25/46 (a)	871,815	874,975
Wendy’s Funding LLC Series 2015-1A, Class A2I 3.371%, due 6/15/45 (a)	1,461,500	1,459,273

		9,536,376

Total Asset-Backed Securities (Cost $13,774,138)		13,693,718

	Principal Amount	Value

Corporate Bonds 16.1%
Aerospace & Defense 0.0%‡
Arconic, Inc. 5.125%, due 10/1/24	$75,000	$76,875
L-3 Communications Corp. 3.85%, due 12/15/26	161,000	160,036

		236,911

Airlines 0.1%
Southwest Airlines Co. 5.125%, due 3/1/17	653,000	656,797

Apparel 0.1%
Hanesbrands, Inc. 4.625%, due 5/15/24 (a)	1,200,000	1,164,000

Auto Manufacturers 0.1%
Ford Motor Co. 4.346%, due 12/8/26	593,000	599,225
General Motors Co. 4.875%, due 10/2/23	286,000	299,806
General Motors Financial Co., Inc. 3.70%, due 5/9/23	329,000	323,732

		1,222,763

Auto Parts & Equipment 0.1%
Schaeffler Finance B.V. 4.25%, due 5/15/21 (a)	295,000	300,900
ZF North America Capital, Inc. 4.50%, due 4/29/22 (a)	202,000	208,312

		509,212

Banks 1.9%
Bank of America Corp.
3.875%, due 3/22/17	184,000	185,042
4.183%, due 11/25/27	2,034,000	2,035,300
5.42%, due 3/15/17	300,000	302,174
5.70%, due 5/2/17	539,000	546,345
6.30%, due 12/29/49 (b)	384,000	401,280
Bank of America N.A. 5.30%, due 3/15/17	991,000	998,675
Citigroup, Inc. 2.361%, due 9/1/23 (b)	1,032,000	1,052,519
Citizens Financial Group, Inc.
3.75%, due 7/1/24	278,000	269,097
4.30%, due 12/3/25	1,058,000	1,074,735
4.35%, due 8/1/25	202,000	202,942
Goldman Sachs Capital I 6.345%, due 2/15/34	1,650,000	1,961,761
Goldman Sachs Group, Inc. (The)
3.75%, due 2/25/26	991,000	993,912
5.625%, due 1/15/17	338,000	338,413

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2016, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Banks (continued)
JPMorgan Chase & Co.
2.295%, due 8/15/21	$1,354,000	$1,328,916
3.375%, due 5/1/23	1,317,000	1,312,284
Morgan Stanley
2.45%, due 2/1/19	461,000	464,166
2.80%, due 6/16/20	508,000	512,157
3.95%, due 4/23/27	726,000	718,674
4.875%, due 11/1/22	331,000	354,746
5.55%, due 4/27/17	328,000	332,341
Santander UK PLC 5.00%, due 11/7/23 (a)	1,372,000	1,395,769
SVB Financial Group 5.375%, due 9/15/20	966,000	1,046,682
UBS A.G.
Series Reg S 4.75%, due 5/22/23 (b)	400,000	408,000
Series Reg S 7.25%, due 2/22/22 (b)	200,000	201,183
Wells Fargo & Co.
2.10%, due 5/8/17	329,000	329,932
3.00%, due 4/22/26	325,000	310,125
5.875%, due 12/29/49 (b)	661,000	693,984

		19,771,154

Beverages 0.7%
Anheuser-Busch InBev Finance, Inc.
2.65%, due 2/1/21	251,000	252,442
3.30%, due 2/1/23	1,432,000	1,457,392
3.65%, due 2/1/26	2,186,000	2,219,205
4.90%, due 2/1/46	906,000	979,268
Constellation Brands, Inc.
3.70%, due 12/6/26	230,000	224,719
4.25%, due 5/1/23	975,000	1,010,968
Molson Coors Brewing Co.
3.00%, due 7/15/26	1,285,000	1,214,726
4.20%, due 7/15/46	303,000	282,495

		7,641,215

Building Materials 0.3%
Martin Marietta Materials, Inc. 4.25%, due 7/2/24	498,000	505,973
Masco Corp.
3.50%, due 4/1/21	464,000	465,160
4.375%, due 4/1/26	83,000	83,830
Owens Corning
3.40%, due 8/15/26	159,000	151,039
4.20%, due 12/1/24	480,000	491,702
Vulcan Materials Co.
4.50%, due 4/1/25	923,000	964,535
7.00%, due 6/15/18	437,000	466,498
7.50%, due 6/15/21	320,000	376,800

		3,505,537

	Principal Amount	Value

Chemicals 0.0%‡
Air Liquide Finance S.A. 1.75%, due 9/27/21 (a)	$331,000	$317,822

Commercial Services 0.7%
Total System Services, Inc.
3.80%, due 4/1/21	492,000	507,816
4.80%, due 4/1/26	1,374,000	1,480,515
UBM PLC 5.75%, due 11/3/20 (a)	1,016,000	1,068,126
Verisk Analytics, Inc.
4.125%, due 9/12/22	593,000	617,843
4.875%, due 1/15/19	645,000	676,176
5.50%, due 6/15/45	662,000	703,999
5.80%, due 5/1/21	1,716,000	1,909,387

		6,963,862

Computers 0.2%
Seagate HDD Cayman
4.75%, due 1/1/25	1,228,000	1,169,909
4.875%, due 6/1/27	244,000	219,902
5.75%, due 12/1/34	268,000	228,470

		1,618,281

Diversified Financial Services 0.2%
Carlyle Holdings Finance LLC 3.875%, due 2/1/23 (a)	417,000	420,787
Murray Street Investment Trust I 4.647%, due 3/9/17 (c)	1,370,000	1,377,137

		1,797,924

Electric 0.5%
Dominion Resources, Inc.
2.00%, due 8/15/21	114,000	110,555
2.85%, due 8/15/26	157,000	146,988
Duke Energy Corp.
1.80%, due 9/1/21	307,000	295,734
2.65%, due 9/1/26	480,000	447,997
PPL WEM, Ltd. / Western Power Distribution, Ltd. 5.375%, due 5/1/21 (a)	849,000	916,086
Southern Co. (The)
2.35%, due 7/1/21	1,219,000	1,198,294
2.95%, due 7/1/23	650,000	641,609
3.25%, due 7/1/26	1,220,000	1,187,342

		4,944,605

Electronics 0.2%
Trimble, Inc 4.75%, due 12/1/24	1,941,000	1,965,600

Engineering & Construction 0.1%
SBA Tower Trust 2.933%, due 12/9/42 (a)	647,000	647,671

14	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Finance—Auto Loans 0.0%‡
Ally Financial, Inc. 8.00%, due 12/31/18	$195,000	$212,794

Finance—Commercial 0.2%
CIT Group, Inc.
4.25%, due 8/15/17	1,921,000	1,947,414
5.50%, due 2/15/19 (a)	560,000	590,800

		2,538,214

Finance—Consumer Loans 0.2%
Synchrony Financial
2.60%, due 1/15/19	37,000	37,187
3.00%, due 8/15/19	1,149,000	1,163,890
4.50%, due 7/23/25	1,026,000	1,053,872

		2,254,949

Finance—Credit Card 0.1%
Discover Financial Services
3.75%, due 3/4/25	712,000	696,095
3.95%, due 11/6/24	829,000	821,589

		1,517,684

Finance—Investment Banker/Broker 1.2%
Charles Schwab Corp. (The)
3.00%, due 3/10/25	609,000	597,530
4.625%, due 12/29/49 (b)	591,000	555,540
7.00%, due 12/31/49 (b)	845,000	961,187
E*TRADE Financial Corp.
4.625%, due 9/15/23	1,329,000	1,355,580
5.375%, due 11/15/22	1,048,000	1,109,009
Lazard Group LLC 4.25%, due 11/14/20	1,011,000	1,058,272
Raymond James Financial, Inc.
3.625%, due 9/15/26	226,000	220,401
5.625%, due 4/1/24	2,745,000	3,056,736
Scottrade Financial Services, Inc. 6.125%, due 7/11/21 (a)	319,000	360,672
TD Ameritrade Holding Corp.
2.95%, due 4/1/22	843,000	853,494
3.625%, due 4/1/25	1,580,000	1,604,018

		11,732,439

Finance—Leasing Companies 0.2%
International Lease Finance Corp. 8.75%, due 3/15/17	395,000	400,431
LeasePlan Corp. N.V. 2.50%, due 5/16/18 (a)	1,903,000	1,905,767

		2,306,198

Finance—Other Services 0.1%
Intercontinental Exchange, Inc. 3.75%, due 12/1/25	822,000	840,021

	Principal Amount	Value

Food 0.6%
Danone S.A.
2.077%, due 11/2/21 (a)	$1,020,000	$990,519
2.589%, due 11/2/23 (a)	619,000	596,445
Kraft Heinz Foods Co.
2.80%, due 7/2/20	579,000	584,502
3.00%, due 6/1/26	636,000	597,100
3.50%, due 7/15/22	497,000	504,507
Smithfield Foods, Inc. 5.25%, due 8/1/18 (a)	78,000	78,877
Sysco Corp.
2.50%, due 7/15/21	202,000	199,844
3.30%, due 7/15/26	507,000	497,535
WM Wrigley Jr Co.
2.40%, due 10/21/18 (a)	1,505,000	1,518,465
3.375%, due 10/21/20 (a)	232,000	238,486

		5,806,280

Forest Products & Paper 0.2%
Georgia-Pacific LLC
3.163%, due 11/15/21 (a)	1,461,000	1,478,399
3.60%, due 3/1/25 (a)	790,000	799,020

		2,277,419

Health Care—Products 0.1%
Becton, Dickinson & Co. 1.80%, due 12/15/17	639,000	640,453
Life Technologies Corp. 6.00%, due 3/1/20	623,000	678,686

		1,319,139

Health Care—Services 0.5%
Aetna, Inc.
2.40%, due 6/15/21	565,000	562,442
2.80%, due 6/15/23	409,000	402,869
3.20%, due 6/15/26	1,810,000	1,790,577
HCA, Inc.
3.75%, due 3/15/19	490,000	503,475
5.375%, due 2/1/25	136,000	136,340
Universal Health Services, Inc.
4.75%, due 8/1/22 (a)	865,000	875,812
5.00%, due 6/1/26 (a)	690,000	672,750

		4,944,265

Home Builders 0.3%
D.R. Horton, Inc.
3.75%, due 3/1/19	675,000	688,500
4.75%, due 5/15/17	312,000	314,730
MDC Holdings, Inc. 5.50%, due 1/15/24	754,000	778,505
Toll Brothers Finance Corp.
4.00%, due 12/31/18	321,000	329,426
4.375%, due 4/15/23	177,000	176,558
5.875%, due 2/15/22	268,000	290,780

		2,578,499

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Housewares 0.2%
Newell Brands, Inc.
3.15%, due 4/1/21	$264,000	$268,672
3.85%, due 4/1/23	251,000	260,364
4.20%, due 4/1/26	1,483,000	1,547,925

		2,076,961

Insurance 0.1%
Berkshire Hathaway, Inc. 3.125%, due 3/15/26	151,000	150,019
CNO Financial Group, Inc. 4.50%, due 5/30/20	227,000	232,675
Voya Financial, Inc. 5.65%, due 5/15/53 (b)	660,000	650,100

		1,032,794

Investment Management/Advisory Services 0.2%
Neuberger Berman Group LLC / Neuberger Berman Finance Corp.
4.875%, due 4/15/45 (a)	1,082,000	858,950
5.875%, due 3/15/22 (a)	1,160,000	1,199,150

		2,058,100

Iron & Steel 0.1%
ArcelorMittal 7.25%, due 2/25/22	67,000	75,543
Reliance Steel & Aluminum Co. 4.50%, due 4/15/23	808,000	812,916
Steel Dynamics, Inc. 5.00%, due 12/15/26 (a)	90,000	89,662

		978,121

Machinery—Diversified 0.1%
CNH Industrial Capital LLC 3.625%, due 4/15/18	518,000	524,475
Xylem, Inc. 3.25%, due 11/1/26	231,000	224,313

		748,788

Media 0.3%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp. 4.908%, due 7/23/25	1,202,000	1,266,824
Comcast Corp. 2.35%, due 1/15/27	472,000	435,104
Cox Communications, Inc. 3.35%, due 9/15/26 (a)	1,009,000	963,532
Time Warner Cable, Inc. 5.85%, due 5/1/17	694,000	703,849

		3,369,309

Miscellaneous—Manufacturing 0.1%
General Electric Co. 5.00%, due 12/29/49 (b)	958,000	994,117

	Principal Amount	Value

Oil & Gas 0.8%
Anadarko Petroleum Corp.
4.85%, due 3/15/21	$133,000	$142,608
5.55%, due 3/15/26	842,000	942,417
Antero Resources Corp. 5.375%, due 11/1/21	817,000	835,382
Canadian Natural Resources, Ltd.
5.70%, due 5/15/17	179,000	181,665
5.90%, due 2/1/18	321,000	334,148
Cenovus Energy, Inc. 5.70%, due 10/15/19	20,000	21,395
Cimarex Energy Co.
4.375%, due 6/1/24	241,000	250,627
5.875%, due 5/1/22	650,000	675,663
ConocoPhillips Co.
4.20%, due 3/15/21	617,000	655,390
4.95%, due 3/15/26	776,000	856,706
Diamond Offshore Drilling, Inc. 5.875%, due 5/1/19	154,000	159,737
Helmerich & Payne International Drilling Co. 4.65%, due 3/15/25	1,550,000	1,601,572
Hess Corp. 4.30%, due 4/1/27	688,000	684,850
Motiva Enterprises LLC 5.75%, due 1/15/20 (a)	688,000	743,475

		8,085,635

Oil & Gas Services 0.1%
Oceaneering International, Inc. 4.65%, due 11/15/24	1,008,000	994,247

Packaging & Containers 0.1%
Ball Corp. 4.375%, due 12/15/20	479,000	500,555

Pharmaceuticals 0.6%
Abbvie, Inc. 3.20%, due 5/14/26	1,309,000	1,245,418
Actavis Funding SCS 3.00%, due 3/12/20	1,271,000	1,288,620
Express Scripts Holding Co. 4.50%, due 2/25/26	694,000	714,454
Perrigo Finance Unlimited Co.
3.90%, due 12/15/24	764,000	747,896
4.375%, due 3/15/26	250,000	250,255
Shire Acquisitions Investments Ireland DAC
2.40%, due 9/23/21	611,000	590,218
2.875%, due 9/23/23	813,000	772,714
3.20%, due 9/23/26	813,000	759,614

		6,369,189

16	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Corporate Bonds (continued)
Pipelines 0.9%
Buckeye Partners, L.P. 3.95%, due 12/1/26	$170,000	$165,445
Energy Transfer Partners, L.P.
4.15%, due 10/1/20	464,000	480,491
4.75%, due 1/15/26	404,000	417,672
Kinder Morgan Energy Partners, L.P.
3.95%, due 9/1/22	448,000	459,964
5.00%, due 10/1/21	454,000	483,395
Kinder Morgan, Inc. 6.50%, due 9/15/20	55,000	61,661
MPLX L.P. 4.50%, due 7/15/23	197,000	200,077
Phillips 66 Partners, L.P. 3.605%, due 2/15/25	504,000	493,603
Plains All American Pipeline, L.P. / PAA Finance Corp. 4.65%, due 10/15/25	995,000	1,027,968
Regency Energy Partners, L.P. / Regency Energy Finance Corp. 5.875%, due 3/1/22	586,000	644,634
Sabine Pass Liquefaction LLC 5.00%, due 3/15/27 (a)	1,016,000	1,024,890
Spectra Energy Partners, L.P. 4.75%, due 3/15/24	1,086,000	1,152,952
Tesoro Logistics L.P. / Tesoro Logistics Finance Corp. 5.25%, due 1/15/25	273,000	278,801
Western Gas Partners, L.P. 5.375%, due 6/1/21	968,000	1,041,138
Williams Cos., Inc. (The) 3.70%, due 1/15/23	279,000	269,235
Williams Partners L.P. / ACMP Finance Corp.
4.875%, due 5/15/23	755,000	769,094
4.875%, due 3/15/24	70,000	70,685

		9,041,705

Real Estate 0.3%
Jones Lang LaSalle, Inc. 4.40%, due 11/15/22	1,014,000	1,045,526
Kennedy-Wilson, Inc. 5.875%, due 4/1/24	1,538,000	1,566,837
Post Apartment Homes, L.P. 4.75%, due 10/15/17	653,000	663,001

		3,275,364

Real Estate Investment Trusts 1.0%
Alexandria Real Estate Equities, Inc.
2.75%, due 1/15/20	784,000	782,190
4.50%, due 7/30/29	721,000	721,404
4.60%, due 4/1/22	1,329,000	1,405,992

	Principal Amount	Value

Real Estate Investment Trusts (continued)
American Tower Corp.
3.30%, due 2/15/21	$883,000	$893,057
3.375%, due 10/15/26	1,092,000	1,033,787
3.45%, due 9/15/21	80,000	81,035
3.50%, due 1/31/23	142,000	142,430
4.40%, due 2/15/26	480,000	490,489
Crown Castle International Corp.
4.875%, due 4/15/22	1,206,000	1,284,149
5.25%, due 1/15/23	635,000	683,419
Senior Housing Properties Trust
6.75%, due 4/15/20	321,000	347,391
6.75%, due 12/15/21	353,000	395,056
SL Green Realty Corp.
5.00%, due 8/15/18	738,000	768,617
7.75%, due 3/15/20	1,423,000	1,606,479

		10,635,495

Retail 0.6%
1011778 B.C. ULC / New Red Finance, Inc. 4.625%, due 1/15/22 (a)	996,000	1,015,920
Brinker International, Inc. 3.875%, due 5/15/23	1,209,000	1,144,016
CVS Health Corp.
2.80%, due 7/20/20	1,468,000	1,489,440
4.75%, due 12/1/22	387,000	420,255
5.00%, due 12/1/24	549,000	600,993
Walgreens Boots Alliance, Inc.
2.60%, due 6/1/21	247,000	245,449
3.10%, due 6/1/23	157,000	155,962
3.45%, due 6/1/26	637,000	625,280
4.65%, due 6/1/46	109,000	110,610

		5,807,925

Semiconductors 0.5%
NXP B.V. / NXP Funding LLC
3.875%, due 9/1/22 (a)	1,000,000	1,012,500
4.125%, due 6/15/20 (a)	300,000	310,500
4.625%, due 6/1/23 (a)	662,000	695,100
TSMC Global, Ltd. 1.625%, due 4/3/18 (a)	2,579,000	2,569,138

		4,587,238

Software 0.4%
Cadence Design Systems, Inc. 4.375%, due 10/15/24	1,686,000	1,653,185
Fidelity National Information Services, Inc.
3.00%, due 8/15/26	791,000	742,695
3.625%, due 10/15/20	453,000	468,976
4.50%, due 10/15/22	585,000	622,299
5.00%, due 3/15/22	207,000	212,716

		3,699,871

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

Corporate Bonds (continued)
Telecommunications 0.6%
BellSouth LLC 4.40%, due 4/26/21 (a)	$3,860,000	$3,899,565
Verizon Communications, Inc.
1.75%, due 8/15/21	316,000	303,139
2.625%, due 8/15/26	1,849,000	1,702,101
4.125%, due 8/15/46	401,000	362,914

		6,267,719

Textiles 0.0%‡
Cintas Corp. No. 2 4.30%, due 6/1/21	454,000	481,839

Trucking & Leasing 0.2%
Penske Truck Leasing Co., L.P. / PTL Finance Corp.
2.50%, due 6/15/19 (a)	691,000	692,674
3.375%, due 3/15/18 (a)	1,005,000	1,022,598
4.25%, due 1/17/23 (a)	551,000	572,268
4.875%, due 7/11/22 (a)	120,000	128,773

		2,416,313

Total Corporate Bonds (Cost $164,050,324)		164,712,540

Loan Assignments 2.0% (e)
Broadcasting & Entertainment 0.0%‡
Mission Broadcasting, Inc. 2016 Term Loan B2 TBD, due 9/26/23	39,518	39,815

Chemicals 0.1%
Axalta Coating Systems U.S. Holdings, Inc. Term Loan B1 3.498%, due 2/1/23	1,171,468	1,183,183

Communications Equipment 0.1%
CommScope, Inc. Term Loan B5 3.27%, due 12/29/22	757,420	763,575

Food Services 0.2%
Aramark Services, Inc.
USD Term Loan E 3.353%, due 9/7/19	714,987	719,455
USD Term Loan F 3.498%, due 2/24/21	949,120	956,832

		1,676,287

	Principal Amount	Value

Health Care—Services 0.1%
HCA, Inc. Term Loan B7 3.52%, due 2/15/24	$1,185,030	$1,197,092

Household Products & Wares 0.0%‡
Samsonite International S.A. Term Loan A 3.52%, due 8/1/21	404,456	404,121

Lodging 0.2%
Hilton Worldwide Finance LLC
Term Loan B2 3.256%, due 10/25/23	2,219,806	2,242,401
Term Loan B1 3.50%, due 10/26/20	54,675	55,085

		2,297,486

Media 0.4%
Charter Communications Operating LLC
2016 Term Loan I 3.005%, due 1/15/24	1,157,255	1,164,850
Term Loan F 3.02%, due 1/3/21	905,959	908,224
Nexstar Broadcasting, Inc. 2016 Term Loan B TBD, due 9/21/23	443,482	446,808
Nielsen Finance LLC USD Term Loan B3 3.154%, due 10/4/23	994,727	1,002,654

		3,522,536

Retail 0.3%
Landry’s, Inc. 2016 Term Loan B 4.00%, due 10/4/23	1,052,000	1,061,994
Yum! Brands, Inc. 1st Lien Term Loan B 3.486%, due 6/16/23	2,162,574	2,189,065

		3,251,059

Semiconductors 0.2%
Avago Technologies Cayman, Ltd. USD Term Loan B3 3.704%, due 2/1/23	2,419,842	2,452,359

Software 0.1%
Quintiles IMS, Inc. 2016 USD Term Loan B 3.50%, due 3/17/21	947,215	952,740

18	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

Loan Assignments (continued)
Telecommunications 0.3%
Level 3 Financing, Inc.
2015 Term Loan B2 3.50%, due 5/31/22	$1,894,000	$1,909,389
Level 3 Financing, Inc. (continued)
2013 Term Loan B 4.00%, due 1/15/20	120,000	121,500
T-Mobile USA, Inc. Term Loan B 3.52%, due 11/9/22	810,857	819,255

		2,850,144

Total Loan Assignments (Cost $20,513,482)		20,590,397

Mortgage-Backed Securities 1.5%
Agency Collateral (Collateralized Mortgage Obligation) 0.1%
FREMF Mortgage Trust
Series 2010-KSCT, Class B 2.00%, due 1/25/20 (a)(d)	1,010,190	935,530

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 1.4%
Banc of America Commercial Mortgage Trust
Series 2007-3, Class AJ 5.602%, due 6/10/49 (f)	390,661	395,851
CGBAM Commercial Mortgage Trust
Series 2014-HD, Class E 3.538%, due 2/15/31 (a)(b)	208,000	204,757
Cobalt CMBS Commercial Mortgage Trust
Series 2007-C2, Class AJFX 5.568%, due 4/15/47 (b)	171,218	171,379
Commercial Mortgage Trust
Series 2007-C9, Class AJ 5.65%, due 12/10/49 (b)	313,408	318,955
Series 2007-GG11, Class AM 5.867%, due 12/10/49 (f)	1,007,557	1,029,711
Core Industrial Trust
Series 2015-TEXW, Class D 3.849%, due 2/10/34 (a)(f)	1,260,143	1,265,557
Series 2015-TEXW, Class E 3.849%, due 2/10/34 (a)(f)	630,000	609,914
Cosmopolitan Hotel Trust
Series 2016-CSMO, Class B 2.804%, due 11/15/33 (a)(b)	208,000	209,043
Series 2016-CSMO, Class D 4.204%, due 11/15/33 (a)(b)	272,000	273,534
Series 2016-CSMO, Class E 5.354%, due 11/15/33 (a)(b)	401,000	403,629

	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
GAHR Commercial Mortgage Trust
Series 2015-NRF, Class DFX 3.382%, due 12/15/34 (a)(f)	$324,000	$322,195
GS Mortgage Securities Trust
Series 2013-NYC5, Class E 3.649%, due 1/10/30 (a)(f)	383,000	389,179
Hilton USA Trust
Series 2013-HLT, Class EFX 4.453%, due 11/5/30 (a)(f)	572,000	572,854
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2015-SGP, Class B 3.454%, due 7/15/36 (a)(b)	181,000	182,127
Series 2016-WIKI, Class C 3.554%, due 10/5/31 (a)	131,000	132,054
Series 2015-UES, Class E 3.621%, due 9/5/32 (a)(b)	425,000	411,321
Series 2016-WIKI, Class D 4.009%, due 10/5/31 (a)(f)	200,000	199,012
Series 2015-SGP, Class D 5.204%, due 7/15/36 (a)(b)	648,000	652,047
LB-UBS Commercial Mortgage Trust
Series 2006-C1, Class AJ 5.276%, due 2/15/41 (b)	147,721	147,729
Series 2007-C1, Class AJ 5.484%, due 2/15/40	456,402	456,801
Series 2007-C2, Class AM 5.493%, due 2/15/40 (b)	100,473	101,306
Series 2007-C7, Class AJ 6.245%, due 9/15/45 (f)	357,692	360,660
Starwood Retail Property Trust
Series 2014-STAR, Class D 3.954%, due 11/15/27 (a)(b)	882,000	840,284
Series 2014-STAR, Class E 4.854%, due 11/15/27 (a)(b)	526,000	497,005
Wachovia Bank Commercial Mortgage Trust
Series 2007-C30, Class AM 5.383%, due 12/15/43	1,131,888	1,132,144
Series 2007-C31, Class AJ 5.66%, due 4/15/47 (f)	1,256,202	1,267,356
Series 2007-C34, Class AJ 5.942%, due 5/15/46 (f)	275,680	276,326
Series 2007-C33, Class AJ 5.969%, due 2/15/51 (f)	844,430	846,649
Wells Fargo Commercial Mortgage Trust
Series 2014-TISH, Class WTS1 2.954%, due 2/15/27 (a)(b)	364,000	365,046
Series 2014-TISH, Class SCH1 3.288%, due 1/15/27 (a)(b)	283,000	276,049

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value

Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Wells Fargo Commercial Mortgage Trust (continued)
Series 2014-TISH, Class WTS2 3.788%, due 2/15/27 (a)(b)	$136,000	$136,022

		14,446,496

Total Mortgage-Backed Securities (Cost $15,727,509)		15,382,026

U.S. Government & Federal Agencies 11.7%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 1.3%
3.50%, due 7/1/29	479,536	501,342
3.50%, due 2/1/44	616,750	635,361
3.50%, due 7/1/46	1,533,545	1,578,314
4.00%, due 8/1/44	180,562	191,260
4.50%, due 5/1/44	1,420,009	1,542,625
4.50%, due 9/1/44	1,651,323	1,807,299
4.50%, due 6/1/45	783,616	857,769
4.50%, due 2/1/46	1,307,397	1,426,554
5.00%, due 6/1/20	94,784	99,091
5.00%, due 3/1/42	432,476	480,694
5.00%, due 7/1/44	1,623,966	1,801,537
5.50%, due 12/1/28	277,288	307,232
5.50%, due 10/1/36	242,131	274,725
5.50%, due 8/1/41	600,783	682,129
6.00%, due 4/1/40	1,228,662	1,434,129
8.00%, due 4/1/32	107,059	135,330

		13,755,391

♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 5.0%
3.50%, due 2/1/43	1,982,302	2,044,324
3.50%, due 1/1/44	2,321,799	2,397,896
3.50%, due 4/1/44	833,696	859,729
3.50%, due 2/1/45	1,651,625	1,703,489
3.50%, due 12/1/45	422,074	435,009
3.50%, due 1/1/46	2,085,477	2,149,011
3.50%, due 7/1/46	1,532,201	1,577,920
3.50%, due 8/1/46	2,982,172	3,063,114
4.00%, due 3/1/29	331,036	351,131
4.00%, due 6/1/29	164,943	175,061
4.00%, due 7/1/29	319,415	337,260
4.00%, due 4/1/34	397,691	422,463
4.00%, due 6/1/42	754,349	800,096
4.00%, due 8/1/42	324,554	344,214
4.00%, due 9/1/42	417,805	443,207
4.00%, due 11/1/42	512,695	544,043
4.00%, due 12/1/42	151,577	160,648
4.00%, due 8/1/43	1,298,399	1,377,519
4.00%, due 9/1/43	315,622	334,762

	Principal Amount	Value

Federal National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.00%, due 2/1/44	$869,535	$922,711
4.00%, due 6/1/44	1,133,524	1,202,743
4.00%, due 7/1/44	2,048,819	2,177,329
4.00%, due 8/1/44	1,813,096	1,926,923
4.00%, due 5/1/45	420,645	446,824
4.00%, due 10/1/45	1,415,473	1,499,097
4.00%, due 12/1/45	593,483	630,417
4.00%, due 1/1/46	275,364	291,773
4.00%, due 4/1/46	727,090	773,198
4.00%, due 5/1/46	879,724	932,438
4.00%, due 6/1/46	302,073	320,646
4.50%, due 10/1/40	115,261	124,489
4.50%, due 11/1/42	204,451	221,587
4.50%, due 3/1/43	505,355	558,737
4.50%, due 8/1/44	1,133,584	1,237,536
4.50%, due 10/1/44	1,415,794	1,540,677
4.50%, due 3/1/45	980,661	1,064,067
4.50%, due 5/1/45	482,291	527,742
4.50%, due 6/1/45	434,232	474,651
4.50%, due 10/1/45	961,951	1,060,923
4.50%, due 2/1/46	1,839,893	2,004,624
4.50%, due 4/1/46	697,209	764,945
4.50%, due 7/1/46	553,480	600,474
5.00%, due 9/1/29	324,871	354,063
5.00%, due 1/1/30	123,028	133,973
5.00%, due 5/1/41	597,011	653,217
5.00%, due 7/1/44	767,533	855,551
5.50%, due 1/1/25	99,407	105,743
5.50%, due 12/1/39	436,301	488,062
5.50%, due 3/1/40	431,881	490,712
5.50%, due 4/1/40	1,126,575	1,256,469
5.50%, due 2/1/41	233,711	265,515
5.50%, due 5/1/41	353,917	395,057
5.50%, due 6/1/41	463,942	525,513
5.50%, due 12/1/41	501,386	561,074
5.50%, due 2/1/42	1,865,759	2,079,473
6.00%, due 8/1/22	185,656	198,596
6.00%, due 10/1/35	371,546	423,654
6.00%, due 12/1/35	379,738	434,201
6.00%, due 2/1/37	71,430	83,325
6.00%, due 9/1/37	242,988	260,083
6.00%, due 10/1/38	269,300	305,129
7.00%, due 2/1/39	113,365	136,574

		50,831,431

♦Government National Mortgage Association (Mortgage Pass-Through Securities) 2.1%
3.50%, due 5/20/42	266,790	279,648
4.00%, due 1/15/45	1,715,603	1,834,169
4.00%, due 10/20/45	711,590	767,387
4.00%, due 7/15/46	1,124,317	1,218,686

20	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount	Value

U.S. Government & Federal Agencies (continued)
Government National Mortgage Association (Mortgage Pass-Through Securities) (continued)
4.50%, due 5/15/41	$583,394	$658,592
4.50%, due 7/15/41	108,873	120,725
4.50%, due 8/15/41	1,073,383	1,185,826
4.50%, due 10/20/41	676,397	722,745
4.50%, due 5/15/44	366,953	402,024
4.50%, due 8/15/46	1,695,651	1,858,052
4.90%, due 10/15/34	554,372	632,255
5.00%, due 10/15/39	216,604	239,691
5.00%, due 11/15/39	343,219	376,723
5.00%, due 1/15/40	121,618	133,847
5.00%, due 5/15/40	188,120	209,427
5.00%, due 7/15/40	518,738	569,764
5.00%, due 2/15/41	384,486	424,187
5.00%, due 5/15/41	145,371	161,662
5.00%, due 9/15/41	103,490	115,791
5.00%, due 6/15/44	736,569	822,984
5.00%, due 7/15/44	227,314	253,441
5.00%, due 12/20/44	331,178	372,968
5.10%, due 1/15/32	512,521	584,812
5.50%, due 9/15/35	61,688	70,890
5.50%, due 3/15/36	234,696	264,894
5.50%, due 11/20/37	230,379	257,467
5.50%, due 2/15/39	275,351	310,318
5.50%, due 8/15/39	1,434,149	1,666,371
5.50%, due 10/15/39	406,496	463,452
5.50%, due 1/20/42	252,924	282,067
5.50%, due 5/20/42	305,489	338,627
5.50%, due 7/20/42	422,590	463,190
6.00%, due 11/20/34	218,473	254,694
6.00%, due 1/20/39	98,406	110,452
6.00%, due 12/20/41	422,481	483,180
6.00%, due 1/20/42	447,814	509,736
6.00%, due 2/20/42	425,455	481,892
6.00%, due 3/20/42	65,477	74,665
6.00%, due 4/20/42	345,933	397,301
6.00%, due 5/20/42	138,197	157,104
6.00%, due 7/20/42	87,811	98,378
6.00%, due 8/20/42	96,556	110,420
6.00%, due 9/20/42	204,680	234,277
6.00%, due 11/20/42	85,633	97,714
6.00%, due 2/20/43	124,525	142,290
7.50%, due 8/15/33	374,983	438,125

		21,652,910

United States Treasury Bonds 0.5%
2.25%, due 8/15/46	3,487,000	2,931,939
2.875%, due 11/15/46	2,129,000	2,055,484

		4,987,423

	Principal Amount	Value

♦United States Treasury Notes 2.2%
0.75%, due 10/31/18	$4,093,000	$4,063,579
1.00%, due 11/30/18	2,384,000	2,376,364
1.00%, due 11/15/19	4,111,000	4,061,541
1.25%, due 10/31/21	4,173,000	4,046,508
1.625%, due 2/15/26	1,143,000	1,067,991
2.00%, due 2/15/25	654,000	636,526
2.25%, due 11/15/25	5,553,000	5,481,855
2.50%, due 5/15/24	738,000	749,041

		22,483,405

United States Treasury Inflation—Indexed Notes 0.6%
0.125%, due 7/15/26	6,366,155	6,156,079

Total U.S. Government & Federal Agencies (Cost $120,964,955)		119,866,639

Total Long-Term Bonds (Cost $335,030,408)		334,245,320

	Shares
Common Stocks 62.6%
Aerospace & Defense 4.7%
♦Boeing Co. (The)	169,040	26,316,147
General Dynamics Corp.	58,662	10,128,581
Northrop Grumman Corp.	48,031	11,171,050

		47,615,778

Agriculture 2.4%
♦Altria Group, Inc.	357,455	24,171,107

Apparel 1.9%
NIKE, Inc. Class B	388,999	19,772,819

Auto Manufacturers 1.6%
General Motors Co.	471,863	16,439,707

Banks 2.6%
Morgan Stanley	317,551	13,416,530
U.S. Bancorp	249,540	12,818,870

		26,235,400

Biotechnology 2.2%
♦Amgen, Inc.	152,169	22,248,629

Building Materials 0.3%
Vulcan Materials Co.	26,193	3,278,054

Chemicals 2.0%
♦LyondellBasell Industries N.V. Class A	242,044	20,762,534

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value

Common Stocks (continued)
Commercial Services 0.6%
Automatic Data Processing, Inc.	56,929	$5,851,163

Computers 2.3%
Accenture PLC Class A	74,927	8,776,200
Apple, Inc.	129,448	14,992,667

		23,768,867

Cosmetics & Personal Care 0.5%
Estee Lauder Cos., Inc. (The) Class A	64,140	4,906,069

Electronics 1.6%
Honeywell International, Inc.	140,850	16,317,473

Entertainment 0.8%
Madison Square Garden Co. (The) Class A (g)	14,821	2,541,950
Six Flags Entertainment Corp.	91,190	5,467,752

		8,009,702

Finance—Consumer Loans 1.7%
Synchrony Financial	471,609	17,105,258

Finance—Credit Card 2.6%
♦Mastercard, Inc. Class A	253,610	26,185,232

Finance—Investment Banker/Broker 1.4%
TD Ameritrade Holding Corp.	317,306	13,834,542

Finance—Other Services 2.1%
♦CME Group, Inc.	185,918	21,445,641

Food 2.1%
Hershey Co. (The)	90,623	9,373,137
Kroger Co. (The)	208,746	7,203,825
Sysco Corp.	96,047	5,318,122

		21,895,084

Health Care—Products 1.3%
Medtronic PLC	180,664	12,868,697

Health Care—Services 0.8%
Aetna, Inc.	69,277	8,591,041

Household Products & Wares 0.8%
Kimberly-Clark Corp.	73,927	8,436,549

Internet 3.4%
Alphabet, Inc. Class C (g)	26,798	20,683,233
Priceline Group, Inc. (The) (g)	9,803	14,371,786

		35,055,019

	Shares	Value

Leisure Time 0.6%
Norwegian Cruise Line Holdings, Ltd. (g)	138,664	$5,897,380

Media 2.4%
Comcast Corp. Class A	236,270	16,314,443
Time Warner, Inc.	87,979	8,492,613

		24,807,056

Pharmaceuticals 3.0%
AbbVie, Inc.	122,373	7,662,997
Allergan PLC (g)	24,298	5,102,823
Bristol-Myers Squibb Co.	263,968	15,426,290
Eli Lilly & Co.	40,255	2,960,755

		31,152,865

Private Equity 0.9%
Blackstone Group L.P. (The)	357,838	9,672,361

Real Estate 0.9%
CBRE Group, Inc. Class A (g)	288,999	9,100,579

Real Estate Investment Trusts 2.3%
Colony Capital, Inc. Class A	329,419	6,670,735
Colony Starwood Homes	87,603	2,523,842
Crown Castle International Corp.	51,584	4,475,944
MGM Growth Properties LLC Class A	121,282	3,069,647
Outfront Media, Inc.	255,488	6,353,987

		23,094,155

Retail 5.2%
Costco Wholesale Corp.	119,521	19,136,507
Dollar Tree, Inc. (g)	109,025	8,414,550
Home Depot, Inc. (The)	101,862	13,657,657
McDonald’s Corp.	29,102	3,542,295
Starbucks Corp.	157,938	8,768,718

		53,519,727

Software 4.7%
Adobe Systems, Inc. (g)	152,579	15,708,008
♦Microsoft Corp.	518,035	32,190,695

		47,898,703

Toys, Games & Hobbies 1.0%
Hasbro, Inc.	61,393	4,775,762
Mattel, Inc.	193,877	5,341,311

		10,117,073

Transportation 1.9%
CSX Corp.	329,482	11,838,288
United Parcel Service, Inc. Class B	65,666	7,527,950

		19,366,238

Total Common Stocks (Cost $548,525,098)		639,420,502

22	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Preferred Stocks 0.4%
Banks 0.3%
Citigroup Capital XIII 7.257% (b)	66,525	$1,717,676
Morgan Stanley 7.125% (b)	13,885	390,585
6.875% (b)	12,358	334,160

		2,442,421

Finance—Credit Card 0.1%
Discover Financial Services 6.50%	50,050	1,285,284

Miscellaneous—Manufacturing 0.0%‡
General Electric Co. 4.70%	4,002	98,289

Total Preferred Stocks (Cost $3,763,101)		3,825,994

	Principal Amount
Short-Term Investments 4.3%
Repurchase Agreement 0.4%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $4,167,973 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 5/31/23, with a Principal Amount of $4,410,000 and a Market Value of $4,253,286)	$4,167,958	4,167,958

Total Repurchase Agreement (Cost $4,167,958)		4,167,958

United States Treasury Bills 3.9%
0.487%, due 3/16/17	5,647,000	5,641,353
0.715%, due 11/9/17	21,201,000	21,055,561
0.766%, due 11/9/17	2,550,000	2,532,507
0.776%, due 11/9/17	10,639,000	10,566,017

Total United States Treasury Bills (Cost $39,816,096)		39,795,438

Total Short-Term Investments (Cost $43,984,054)		43,963,396

Total Investments (Cost $931,302,661) (h)	100.0%	1,021,455,212
Other Assets, Less Liabilities	(0.0)‡	(387,395)
Net Assets	100.0%	$1,021,067,817

‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Floating rate—Rate shown was the rate in effect as of December 31, 2016.

(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2016.

(d)	Illiquid security—As of December 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $935,530, which represented 0.1% of the Portfolio’s net assets.

(e)	Floating Rate Loan—generally pays interest at rates which are periodically re-determined at a margin above the London InterBank Offered Rate or other short-term rates. The rate shown was the weighted average interest rate of all contracts within the floating rate loan facility as of December 31, 2016.

(f)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2016.

(g)	Non-income producing security.

(h)	As of December 31, 2016, cost was $935,023,678 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$102,342,309
Gross unrealized depreciation	(15,910,775)

Net unrealized appreciation	$86,431,534

The following abbreviation is used in the preceding pages:

TBD—To	be determined

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Portfolio of Investments December 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$13,693,718	$—	$13,693,718
Corporate Bonds	—	164,712,540	—	164,712,540
Loan Assignments	—	20,590,397	—	20,590,397
Mortgage-Backed Securities	—	15,382,026	—	15,382,026
U.S. Government & Federal Agencies	—	119,866,639	—	119,866,639

Total Long-Term Bonds	—	334,245,320	—	334,245,320

Common Stocks	639,420,502	—	—	639,420,502
Preferred Stocks	3,825,994	—	—	3,825,994
Short-Term Investments
Repurchase Agreement	—	4,167,958	—	4,167,958
United States Treasury Bills	—	39,795,438	—	39,795,438

Total Short-Term Investments	—	43,963,396	—	43,963,396

Total Investments in Securities	$643,246,496	$378,208,716	$—	$1,021,455,212

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

24	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $931,302,661)	$1,021,455,212
Receivables:
Dividends and interest	3,811,117
Investment securities sold	2,510,208
Fund shares sold	134,408

Total assets	1,027,910,945

Liabilities
Due to custodian	10,192
Payables:
Investment securities purchased	4,955,478
Fund shares redeemed	1,117,515
Manager (See Note 3)	478,479
NYLIFE Distributors (See Note 3)	131,940
Shareholder communication	61,805
Professional fees	54,199
Custodian	30,000
Trustees	1,477
Accrued expenses	2,043

Total liabilities	6,843,128

Net assets	$1,021,067,817

Net Assets Consist of
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$86,591
Additional paid-in capital	870,131,477

870,218,068
Undistributed net investment income	17,799,202
Accumulated net realized gain (loss) on investments and foreign currency transactions	42,897,996
Net unrealized appreciation (depreciation) on investments	90,152,551

Net assets	$1,021,067,817

Initial Class
Net assets applicable to outstanding shares	$401,218,520

Shares of beneficial interest outstanding	33,932,728

Net asset value per share outstanding	$11.82

Service Class
Net assets applicable to outstanding shares	$619,849,297

Shares of beneficial interest outstanding	52,658,597

Net asset value per share outstanding	$11.77

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends	$12,890,500
Interest	11,990,324

Total income	24,880,824

Expenses
Manager (See Note 3)	5,563,533
Distribution and service—Service Class (See Note 3)	1,511,317
Shareholder communication	164,991
Professional fees	128,663
Custodian	50,987
Trustees	26,437
Miscellaneous	53,148

Total expenses before waiver/reimbursement	7,499,076
Expense waiver/reimbursement from Manager (See Note 3)	(4,045)
Reimbursement from custodian (a)	(25,213)

Net expenses	7,469,818

Net investment income (loss)	17,411,006

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	45,577,913
Foreign currency transactions	7,143

Net realized gain (loss) on investments and foreign currency transactions	45,585,056

Net change in unrealized appreciation (depreciation) on:
Investments	(17,502,346)
Translation of other assets and liabilities in foreign currencies	788

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(17,501,558)

Net realized and unrealized gain (loss) on investments and foreign currency transactions	28,083,498

Net increase (decrease) in net assets resulting from operations	$45,494,504

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

26	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$17,411,006	$17,685,867
Net realized gain (loss) on investments and foreign currency transactions	45,585,056	47,325,542
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(17,501,558)	(59,045,017)

Net increase (decrease) in net assets resulting from operations	45,494,504	5,966,392

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(7,623,180)	(8,334,037)
Service Class	(10,269,274)	(9,679,950)

	(17,892,454)	(18,013,987)

From net realized gain on investments:
Initial Class	(19,433,692)	(28,050,942)
Service Class	(29,876,227)	(37,127,953)

	(49,309,919)	(65,178,895)

Total dividends and distributions to shareholders	(67,202,373)	(83,192,882)

Capital share transactions:
Net proceeds from sale of shares	92,050,256	78,184,559
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	67,202,373	83,192,882
Cost of shares redeemed	(137,783,018)	(110,192,006)

Increase (decrease) in net assets derived from capital share transactions	21,469,611	51,185,435

Net increase (decrease) in net assets	(238,258)	(26,041,055)

Net Assets
Beginning of year	1,021,306,075	1,047,347,130

End of year	$1,021,067,817	$1,021,306,075

Undistributed net investment income at end of year	$17,799,202	$15,269,248

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Financial Highlights selected per share data and ratios

	Year ended December 31,				February 17, 2012* through December 31,
Initial Class	2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.11	$13.13	$12.47	$10.55	$10.00

Net investment income (loss) (a)	0.22	0.24	0.24	0.20	0.18
Net realized and unrealized gain (loss) on investments	0.32	(0.17)	0.84	1.91	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.54	0.07	1.08	2.11	0.55

Less dividends and distributions:
From net investment income	(0.23)	(0.25)	(0.19)	(0.17)	—
From net realized gain on investments	(0.60)	(0.84)	(0.23)	(0.02)	—

Total dividends and distributions	(0.83)	(1.09)	(0.42)	(0.19)	—

Net asset value at end of period	$11.82	$12.11	$13.13	$12.47	$10.55

Total investment return (b)	4.70%	0.70%	8.68%	20.15%	5.50	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.87%	1.84%	1.85%	1.77%	2.01	%††
Net expenses	0.59%	0.58%	0.58%	0.58%	0.58	%††
Expenses (before waiver/reimbursement)	0.59%	0.58%	0.59%	0.59%	0.59	%††
Portfolio turnover rate	74%	76%	86%	74%	63%
Net assets at end of period (in 000’s)	$401,219	$429,680	$478,480	$493,872	$461,363

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended December 31,				February 17, 2012* through December 31,
Service Class	2016	2015	2014	2013	2012
Net asset value at beginning of period	$12.06	$13.08	$12.44	$10.53	$10.00

Net investment income (loss) (a)	0.19	0.21	0.21	0.18	0.16
Net realized and unrealized gain (loss) on investments	0.32	(0.17)	0.82	1.90	0.37
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00)‡	(0.00)‡	(0.00)‡	(0.00	)‡

Total from investment operations	0.51	0.04	1.03	2.08	0.53

Less dividends and distributions:
From net investment income	(0.20)	(0.22)	(0.16)	(0.15)	—
From net realized gain on investments	(0.60)	(0.84)	(0.23)	(0.02)	—

Total dividends and distributions	(0.80)	(1.06)	(0.39)	(0.17)	—

Net asset value at end of period	$11.77	$12.06	$13.08	$12.44	$10.53

Total investment return (b)	4.44%	0.45%	8.41%	19.86%	5.30	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.62%	1.60%	1.61%	1.52%	1.77	%††
Net expenses	0.84%	0.83%	0.83%	0.83%	0.83	%††
Expenses (before waiver/reimbursement)	0.84%	0.83%	0.84%	0.84%	0.84	%††
Portfolio turnover rate	74%	76%	86%	74%	63%
Net assets at end of period (in 000’s)	$619,849	$591,626	$568,868	$512,495	$378,717

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

28	MainStay VP Janus Balanced Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Janus Balanced Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term capital growth, consistent with preservation of capital and balanced current income.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation

Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

29

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology

30	MainStay VP Janus Balanced Portfolio

used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

31

Notes to Financial Statements (continued)

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loan assignments and participations (“loans”). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Asset and Liabilities. As of December 31, 2016, the Portfolio did not hold any unfunded commitments.

(I)  Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(K)  Securities Risk.  The Portfolio may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolio’s principal investments may include loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Portfolio’s NAV could go down and you could lose money.

In addition, floating rate loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Portfolio may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.

32	MainStay VP Janus Balanced Portfolio

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Janus Capital Management LLC (“Janus”), a registered investment adviser and wholly owned subsidiary of Janus Capital Group, Inc., serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.55%. New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.525% on assets in excess of $1 billion. This agreement will remain in effect until May 1, 2018, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the year ended December 31, 2016, the effective management fee rate was 0.55%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $5,563,533 and waived its fees in the amount of $4,045.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$17,806,474	$46,619,014	$(7,273)	$86,431,534	$150,849,749

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments and partnerships. The other temporary differences are primarily due to trust preferred securities and deferred dividends from Real Estate Investment Trusts (“REITs”).

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$3,011,402	$(3,318,727)	$307,325

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss), partnerships, return of capital distributions received, and REITs.

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$17,892,454	$49,309,919	$25,848,152	$57,344,730

33

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of U.S. government securities were $307,331 and $342,633, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $440,043 and $450,855, respectively.

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	806,070	$9,618,754
Shares issued to shareholders in reinvestment of dividends and distributions	2,354,942	27,056,872
Shares redeemed	(4,714,821)	(56,140,523)

Net increase (decrease)	(1,553,809)	$(19,464,897)

Year ended December 31, 2015:
Shares sold	620,795	$8,073,367
Shares issued to shareholders in reinvestment of dividends and distributions	3,076,836	36,384,979
Shares redeemed	(4,656,761)	(60,306,525)

Net increase (decrease)	(959,130)	$(15,848,179)

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	6,981,875	$82,431,502
Shares issued to shareholders in reinvestment of dividends and distributions	3,507,761	40,145,501
Shares redeemed	(6,892,031)	(81,642,495)

Net increase (decrease)	3,597,605	$40,934,508

Year ended December 31, 2015:
Shares sold	5,471,748	$70,111,192
Shares issued to shareholders in reinvestment of dividends and distributions	3,972,064	46,807,903
Shares redeemed	(3,871,903)	(49,885,481)

Net increase (decrease)	5,571,909	$67,033,614

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

34	MainStay VP Janus Balanced Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Janus Balanced Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Janus Balanced Portfolio (one of the series comprising Mainstay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

35

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Janus Balanced Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Janus Capital Management LLC (“Janus”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Janus in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Janus (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates and Janus and responses from New York Life Investments and Janus to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and

Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Janus; (ii) the investment performance of the Portfolio, New York Life Investments and Janus; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Janus from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Janus. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Janus. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Janus resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Janus

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including

36	MainStay VP Janus Balanced Portfolio

subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Janus. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Janus provides to the Portfolio. The Board evaluated Janus’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined Janus’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Janus, and Janus’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Janus. The Board also reviewed Janus’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Janus’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board noted that the Portfolio had recently underperformed relative to peers but noted that the Portfolio’s longer term performance compared more favorably to peers. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Janus had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions. The Board considered its discussions with representatives from New York Life Investments and Janus regarding the Portfolio’s recent underperformance relative to peers. The Board noted that the Portfolio’s longer-term performance compared more favorably to peers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Janus to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Janus

The Board considered the costs of the services provided by New York Life Investments and Janus under the Agreements and the profits realized by New York Life Investments and its affiliates and Janus due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from Janus, the Board considered representations from Janus and New York Life Investments that the subadvisory fee paid by New York Life Investments to Janus for services provided to the Portfolio was the result of arm’s-length negotiations. Because Janus’ subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In evaluating the costs of the services provided by New York Life Investments and Janus and profits realized by New York Life Investments and its affiliates and Janus, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life

37

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Janus must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and Janus to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. In this regard, the Board also requested and received information from New York Life Investments and Janus concerning other business relationships between Janus and its affiliates and New York Life Investments and its affiliates.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements. With respect to Janus, the Board concluded that any profits realized by Janus due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Janus and are based on fees paid to Janus by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating

38	MainStay VP Janus Balanced Portfolio

expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Janus are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Janus on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

39

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

40	MainStay VP Janus Balanced Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

41

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

42	MainStay VP Janus Balanced Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

43

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

44	MainStay VP Janus Balanced Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722493	MSVPJB11-02/17 (NYLIAC) NI524

MainStay VP MFS® Utilities Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[1]
Initial Class Shares	11.43%	7.30%	0.77%
Service Class Shares	11.15	7.03	1.02

Benchmark Performance	One Year	Since Inception (2/17/12)
Dow Jones Global Utilities Index[2]	8.38%	5.22%
Average Lipper Variable Products Utility Portfolio[3]	11.24	6.10

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.	The Dow Jones Global Utilities Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Dow Jones Global Utilities Index is a free-float market-capitalization-weighted index that measures the performance of utility companies in developed and emerging markets. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
3.	The Average Lipper Variable Products Utility Portfolio is representative of portfolios that invest primarily in the equity securities of domestic and foreign companies providing utilities. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP MFS® Utilities Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$967.10	$3.81	$1,021.30	$3.91

Service Class Shares	$1,000.00	$965.90	$5.04	$1,020.00	$5.18

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.77% for Initial Class and 1.02% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP MFS® Utilities Portfolio

Country Composition as of December 31, 2016 (Unaudited)

United States	71.5%
Spain	4.3
United Kingdom	3.0
Canada	2.7
Italy	2.7
Portugal	2.7
France	2.1
Sweden	1.9
China	1.7
Germany	1.2
Brazil	1.1
Greece	0.7

Japan	0.7%
Netherlands	0.7
Denmark	0.6
Israel	0.6
Russia	0.6
Thailand	0.5
Indonesia	0.3
Mexico	0.2
Chile	0.1
India	0.1
Other Assets, Less Liabilities	0.0 ‡

100.0%

Portfolio Composition as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings as of December 31, 2016 (excluding short-term investments) (Unaudited)

1.	Exelon Corp.

2.	NextEra Energy, Inc.

3.	PPL Corp.

4.	Sempra Energy

5.	PG&E Corp.
6.	EDP Renovaveis S.A.

7.	Charter Communications, Inc. Class A

8.	Enel S.p.A.

9.	Enterprise Products Partners, L.P.

10.	American Electric Power Co., Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Maura A. Shaughnessy, CFA, and Claud P. Davis, CFA, CPA, of Massachusetts Financial Services Company (“MFS”), the Portfolio’s Subadvisor.

How did MainStay VP MFS® Utilities Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP MFS® Utilities Portfolio returned 11.43% for Initial Class shares and 11.15% for Service Class shares. Both share classes outperformed the 8.38% return of the Dow Jones Global Utilities Index,1 which is the Portfolio’s benchmark, over the same period. Initial Class shares outperformed—and Service Class shares underperformed—the 11.24% return of the Average Lipper2 Variable Products Utility Portfolio for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio benefited from having less foreign exposure than the Dow Jones Global Utilities Index, as U.S. equities generally outperformed foreign equities during the reporting period.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The Portfolio used derivatives to hedge the euro and the British pound, and these positions contributed positively to relative performance. (Contributions take weightings and total returns into account.)

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Overweight positions and stock selection in natural gas pipeline and cable TV along with an underweight position in water utilities made the largest positive industry contributions to the Portfolio’s performance relative to the Dow Jones Global Utilities Index. Stock selection in electric power and an overweight position in telephone services made the weakest industry contributions to the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

During the reporting period, utility services provider Exelon, electricity provider NextEra Energy and cable services provider Charter Communications made the strongest positive contributions to the Portfolio’s absolute performance. Over the same period, power plant operator Dynegy, renewable energy company EDP Renovaveis (Spain) and power producer and marketer Calpine were the weakest contributors to the Portfolio’s absolute performance.

Did the Portfolio make any significant purchases or sales during the reporting period?

During the reporting period, the Portfolio’s largest purchases were in electric power companies SSE, PG&E, and Avangrid. The Portfolio’s largest sales during the reporting period included natural gas pipeline company Kinder Morgan and electric power companies Dominion and AES.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio’s most substantial increases in exposure were in the natural gas pipeline and the independent energy industries. Over the same period, the Portfolio’s most substantial decreases in exposure were in the the telephone services and wireless communications industries.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio’s most substantially overweight allocations were in the natural gas pipeline, telephone services and cable TV industries. As of the same date, the Portfolio’s most substantially underweight allocations were in the electric power and the natural gas distribution industries.

1.	See footnote on page 5 for more information on the Dow Jones Global Utilities Index.
2.	See footnote on page 5 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP MFS® Utilities Portfolio

Portfolio of Investments December 31, 2016

	Shares	Value
Common Stocks 86.0%†
Commercial Services & Supplies 0.6%
Covanta Holding Corp. (Africa)	513,466	$8,010,070

Diversified Telecommunication Services 7.1%
Bezeq The Israeli Telecommunication Corp., Ltd. (Israel)	3,886,780	7,381,550
BT Group PLC (United Kingdom)	1,882,198	8,523,239
Cellnex Telecom S.A. (Spain) (a)	126,810	1,821,230
Com Hem Holding AB (Sweden)	2,441,743	23,282,978
Hellenic Telecommunications Organization S.A. (Greece)	926,628	8,709,701
Koninklijke KPN N.V. (Netherlands)	3,006,072	8,901,645
Orange S.A. (France)	623,322	9,459,401
SBA Communications Corp. Class A (b)	92,187	9,519,230
TDC A/S (Denmark) (b)	1,498,404	7,693,045
Telefonica Brasil S.A. (Brazil), ADR	143,405	1,918,759

		87,210,778

Electric Utilities 27.6%
♦American Electric Power Co., Inc.	431,761	27,183,672
Avangrid, Inc.	306,525	11,611,167
Edison International	189,668	13,654,199
EDP—Energias de Portugal S.A. (Portugal)	8,065,163	24,561,043
Enel Chile S.A. (Chile), ADR	240,958	1,096,359
♦Enel S.p.A. (Italy)	7,561,214	33,274,044
♦Exelon Corp.	1,360,110	48,270,304
Great Plains Energy, Inc.	197,607	5,404,551
Iberdrola S.A. (Spain)	2,265,088	14,853,337
♦NextEra Energy, Inc.	485,652	58,015,988
♦PG&E Corp.	629,367	38,246,633
♦PPL Corp.	1,320,800	44,973,240
SSE PLC (United Kingdom)	871,326	16,656,510
Transmissora Alianca de Energia Eletrica S.A. (Brazil)	322,920	2,052,197
Xcel Energy, Inc.	30,307	1,233,495

		341,086,739

Gas Utilities 1.3%
China Resources Gas Group, Ltd. (China)	4,768,000	13,363,136
Infraestructura Energetica Nova S.A.B. de C.V. (Mexico)	584,177	2,544,721

		15,907,857

Independent Power & Renewable Electricity Producers 12.9%
AES Corp.	1,763,571	20,492,695
Calpine Corp. (b)	2,372,666	27,119,572
China Longyuan Power Group Corp., Ltd. Class H (China)	9,525,000	7,369,981
Dynegy, Inc. (b)	1,645,013	13,916,810

	Shares	Value
Independent Power & Renewable Electricity Producers (continued)
♦EDP Renovaveis S.A. (Spain)	5,936,552	$37,709,503
Engie Brasil Energia S.A. (Brazil)	538,000	5,769,292
NextEra Energy Partners, L.P.	455,538	11,634,441
NRG Energy, Inc.	1,524,310	18,688,041
NRG Yield, Inc. Class A	532,601	8,180,751
NRG Yield, Inc. Class C	475,888	7,519,030
NTPC, Ltd. (India)	674,053	1,634,661

		160,034,777

Media 5.5%
♦Charter Communications, Inc. Class A (b)	116,902	33,658,424
Comcast Corp. Class A	328,006	22,648,814
Liberty Global PLC Series C (United Kingdom) (b)	97,368	2,891,830
NOS SGPS S.A. (Portugal)	1,376,324	8,166,485

		67,365,553

Multi-Utilities 10.3%
Ameren Corp.	237,425	12,455,316
Dominion Resources, Inc.	106,317	8,142,819
DTE Energy Co.	150,123	14,788,617
ENGIE S.A. (France)	785,249	10,003,826
Innogy S.E. (Germany) (a)(b)	217,720	7,569,894
NorthWestern Corp.	75,348	4,285,041
Public Service Enterprise Group, Inc.	244,546	10,730,678
RWE A.G. (Germany) (b)	569,243	7,079,273
♦Sempra Energy	445,856	44,870,948
Suez (France)	441,730	6,515,011
WEC Energy Group, Inc.	21,333	1,251,180

		127,692,603

Oil, Gas & Consumable Fuels 16.5%
Cheniere Energy, Inc. (b)	219,702	9,102,254
Enable Midstream Partners, L.P.	421,219	6,625,775
Enbridge, Inc. (Canada)	491,508	20,683,128
Energy Transfer Partners, L.P.	621,233	22,246,354
♦Enterprise Products Partners, L.P.	1,068,513	28,892,592
EQT GP Holdings, L.P.	157,006	3,958,121
EQT Midstream Partners, L.P.	221,368	16,974,498
JP Energy Partners, L.P.	142,264	1,439,712
Kinder Morgan, Inc.	293,752	6,083,604
Plains All American Pipeline, L.P.	110,783	3,577,183
Plains GP Holdings, L.P. Class A	274,539	9,521,013
SemGroup Corp. Class A	140,623	5,871,010
Shell Midstream Partners, L.P.	230,288	6,699,078
Sunoco Logistics Partners, L.P.	456,454	10,964,025
Tallgrass Energy GP, L.P.	302,883	8,117,264
TransCanada Corp. (Canada)	268,752	12,118,010
Western Gas Equity Partners, L.P.	208,703	8,838,572

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investments. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. (The)	372,924	$11,612,853
Williams Partners, L.P.	292,473	11,122,748

		204,447,794

Real Estate Investment Trusts 1.5%
American Tower Corp.	173,600	18,346,048

Wireless Telecommunication Services 2.7%
Advanced Info Service PCL (Thailand)	1,395,700	5,731,341
KDDI Corp. (Japan)	319,400	8,064,182
Mobile TeleSystems PJSC (Russia), Sponsored ADR	871,502	7,939,383
Vodafone Group PLC (United Kingdom)	2,937,184	7,223,933
PT XL Axiata Tbk (Indonesia) (b)	24,250,000	4,154,837

		33,113,676

Total Common Stocks (Cost $1,092,368,837)		1,063,215,895

Convertible Preferred Stocks 8.5%
Diversified Telecommunication Services 0.8%
Frontier Communications Corp. 11.125%	133,379	9,480,579

Electric Utilities 4.3%
♦Exelon Corp. 6.50%	662,004	32,047,614
Great Plains Energy, Inc. 7.00%	82,890	4,194,234
♦Nextera Energy, Inc.
6.123%	210,200	10,295,596
6.371%	116,448	6,666,648

		53,204,092

Independent Power & Renewable Electricity Producers 0.7%
Dynegy, Inc.
5.375%	170,235	5,500,293
7.00%	49,196	3,057,039

		8,557,332

Multi-Utilities 1.3%
Dominion Resources, Inc.
6.375%	190,873	9,555,102
6.75%	130,198	6,588,019

		16,143,121

Oil, Gas & Consumable Fuels 0.9%
Anadarko Petroleum Corp. 7.50%	240,489	9,944,220
Kinder Morgan, Inc. 9.75%	37,013	1,800,683

		11,744,903

	Shares	Value
Real Estate Investment Trusts 0.5%
American Tower Corp. 5.50%	58,972	$6,162,574

Total Convertible Preferred Stocks (Cost $118,585,281)		105,292,601

Preferred Stock 0.2%
Electric Utilities 0.2%
Cia Paranaense de Energia Class B (Brazil) 4.06%	308,900	2,622,737

Total Preferred Stock (Cost $3,482,278)		2,622,737

	Principal Amount
Short-Term Investments 5.3%
Financial Company Commercial Paper 3.2%
GE Capital Treasury 0.608%, due 1/31/17 (c)	$39,030,000	39,028,699

Total Financial Company Commercial Paper (Cost $39,028,699)		39,028,699

Repurchase Agreement 1.2%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $14,102,392 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 5/31/23, with a Principal Amount of $14,915,000 and a Market Value of $14,384,981)	14,102,345	14,102,345

Total Repurchase Agreement (Cost $14,102,345)		14,102,345

U.S. Government & Federal Agencies 0.9%
Federal Home Loan Bank Discount Notes 0.304%, due 1/3/17 (c)	11,500,000	11,499,808

Total U.S. Government & Federal Agencies (Cost $11,499,808)		11,499,808

Total Short-Term Investments (Cost $64,630,852)		64,630,852

Total Investments (Cost $1,279,067,248) (d)	100.0%	1,235,762,085
Other Assets, Less Liabilities	0.0 ‡	406,998
Net Assets	100.0%	$1,236,169,083

10	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)	Interest rate shown represents yield to maturity.

(d)	As of December 31, 2016, cost was $1,280,428,419 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$80,599,908
Gross unrealized depreciation	(125,266,242)

Net unrealized depreciation	$(44,666,334)

As of December 31, 2016, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	3/10/17	Goldman Sachs & Co.	EUR	436,848	$456,707	$4,603
Euro vs. U.S. Dollar	3/10/17	Morgan Stanley & Co.		116,135	124,984	(2,345)
Euro vs. U.S. Dollar	3/10/17	Barclays Bank PLC		135,157	142,091	635
Euro vs. U.S. Dollar	1/17/17	JPMorgan Chase Bank N.A.		656,000	700,064	(8,984)
Pound Sterling vs. U.S. Dollar	3/10/17	JPMorgan Chase Bank N.A.	GBP	166,826	205,669	254
Thai Baht vs. U.S. Dollar	1/6/17	State Street Bank and Trust	THB	4,060,448	113,519	(134)

Foreign Currency Sales Contracts				Contract Amount Sold	Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	3/10/17	JPMorgan Chase Bank N.A.	CAD	488,515	364,812	681
Canadian Dollar vs. U.S. Dollar	3/10/17	BNP Paribas S.A.		839,750	630,659	4,723
Canadian Dollar vs. U.S. Dollar	3/10/17	HSBC Bank USA		723,999	546,274	6,617
Canadian Dollar vs. U.S. Dollar	3/10/17	Merrill Lynch International Bank		25,195,864	19,014,527	233,963
Euro vs. U.S. Dollar	3/10/17	Goldman Sachs & Co.	EUR	31,296,026	33,878,887	830,391
Euro vs. U.S. Dollar	3/10/17	HSBC Bank USA		2,052,237	2,221,903	54,748
Euro vs. U.S. Dollar	3/10/17	JPMorgan Chase Bank N.A.		1,009,028	1,078,495	12,964
Euro vs. U.S. Dollar	3/10/17	BNP Paribas S.A.		1,959,285	2,078,246	9,248
Euro vs. U.S. Dollar	3/10/17	Citibank N.A.		68,048,624	73,249,654	1,390,541
Euro vs. U.S. Dollar	3/10/17	Morgan Stanley & Co.		1,001,552	1,048,444	(9,191)
Pound Sterling vs. U.S. Dollar	3/10/17	Merrill Lynch International Bank	GBP	16,497,535	20,955,994	592,210
Pound Sterling vs. U.S. Dollar	3/10/17	Morgan Stanley & Co.		135,743	166,130	(1,425)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$3,119,499

The following abbreviations are used in the preceding pages:

ADR—American Depositary Receipt

CAD—Canadian Dollar

EUR—Euro

GBP—British Pound Sterling

THB—Thai Baht

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks
Diversified Telecommunication Services	$11,437,989	$75,772,789	$—	$87,210,778
Electric Utilities	249,689,608	91,397,131	—	341,086,739
Gas Utilities	2,544,721	13,363,136	—	15,907,857
Independent Power & Renewable Electricity Producers	107,551,340	52,483,437	—	160,034,777
Media	59,199,068	8,166,485	—	67,365,553
Multi-Utilities	96,524,599	31,168,004	—	127,692,603
Wireless Telecommunication Services	13,670,724	19,442,952	—	33,113,676
All Other Industries	230,803,912	—	—	230,803,912

Total Common Stocks	771,421,961	291,793,934	—	1,063,215,895

Convertible Preferred Stocks	105,292,601	—	—	105,292,601
Preferred Stock	—	2,622,737	—	2,622,737
Short-Term Investments
Financial Company Commercial Paper	—	39,028,699	—	39,028,699
Repurchase Agreement	—	14,102,345	—	14,102,345
U.S. Government & Federal Agencies	—	11,499,808	—	11,499,808

Total Short-Term Investments	—	64,630,852	—	64,630,852

Total Investments in Securities	876,714,562	359,047,523	—	1,235,762,085

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	3,141,578	—	3,141,578

Total Investments in Securities and Other Financial Instruments	$876,714,562	$362,189,101	$—	$1,238,903,663

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Foreign Currency Forward Contracts (b)	$—	$(22,079)	$—	$(22,079)

(a)	For a complete listing of investments and their industries and countries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

As of December 31, 2016, certain foreign equity securities with a total market value of $213,892,711 held by the Portfolio as of December 31, 2015, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures (See Note 2).

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3) (See Note 2).

12	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $1,279,067,248)	$1,235,762,085
Cash denominated in foreign currencies (identified cost $679,203)	678,035
Receivables:
Investment securities sold	4,323,429
Dividends and interest	3,051,239
Fund shares sold	208,245
Unrealized appreciation on foreign currency forward contracts	3,141,578

Total assets	1,247,164,611

Liabilities
Payables:
Investment securities purchased	9,222,228
Manager (See Note 3)	749,003
Fund shares redeemed	605,845
NYLIFE Distributors (See Note 3)	242,205
Shareholder communication	72,749
Professional fees	43,257
Custodian	24,511
Trustees	1,741
Accrued expenses	11,910
Unrealized depreciation on foreign currency forward contracts	22,079

Total liabilities	10,995,528

Net assets	$1,236,169,083

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$116,398
Additional paid-in capital	1,255,615,095

1,255,731,493
Undistributed net investment income	26,707,241
Accumulated net realized gain (loss) on investments and foreign currency transactions	(6,014,097)
Net unrealized appreciation (depreciation) on investments	(43,305,163)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	3,049,609

Net assets	$1,236,169,083

Initial Class
Net assets applicable to outstanding shares	$75,772,076

Shares of beneficial interest outstanding	7,105,209

Net asset value per share outstanding	$10.66

Service Class
Net assets applicable to outstanding shares	$1,160,397,007

Shares of beneficial interest outstanding	109,292,316

Net asset value per share outstanding	$10.62

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$31,114,656
Interest	166,120

Total income	31,280,776

Expenses
Manager (See Note 3)	9,005,708
Distribution/Service—Service Class (See Note 3)	2,919,722
Shareholder communication	201,703
Custodian	158,603
Professional fees	128,448
Trustees	32,468
Miscellaneous	58,123

Total expenses	12,504,775
Reimbursement from custodian (b)	(270,794)

Net expenses	12,233,981

Net investment income (loss)	19,046,795

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(5,136,750)
Foreign currency transactions	10,793,788

Net realized gain (loss) on investments and foreign currency transactions	5,657,038

Net change in unrealized appreciation (depreciation) on:
Investments	105,917,647
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	(2,169,041)

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	103,748,606

Net realized and unrealized gain (loss) on investments and foreign currency transactions	109,405,644

Net increase (decrease) in net assets resulting from operations	$128,452,439

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,213,210.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

14	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$19,046,795	$27,551,124
Net realized gain (loss) on investments and foreign currency transactions	5,657,038	45,680,939
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	103,748,606	(281,560,708)

Net increase (decrease) in net assets resulting from operations	128,452,439	(208,328,645)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(2,368,667)	(3,162,614)
Service Class	(32,605,544)	(48,148,407)

	(34,974,211)	(51,311,021)

From net realized gain on investments:
Initial Class	(2,076,830)	(5,682,196)
Service Class	(31,448,343)	(92,167,976)

	(33,525,173)	(97,850,172)

Total dividends and distributions to shareholders	(68,499,384)	(149,161,193)

Capital share transactions:
Net proceeds from sale of shares	98,803,750	140,610,612
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	68,499,384	149,161,193
Cost of shares redeemed	(192,707,850)	(170,385,741)

Increase (decrease) in net assets derived from capital share transactions	(25,404,716)	119,386,064

Net increase (decrease) in net assets	34,548,339	(238,103,774)

Net Assets
Beginning of year	1,201,620,744	1,439,724,518

End of year	$1,236,169,083	$1,201,620,744

Undistributed net investment income at end of year	$26,707,241	$34,709,999

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Financial Highlights selected per share data and ratios

	Year ended December 31,						February 17, 2012* through December 31,
Initial Class	2016		2015	2014		2013	2012
Net asset value at beginning of period	$10.15		$13.42	$12.65		$10.89	$10.00

Net investment income (loss) (a)	0.19		0.28	0.38		0.37	0.33
Net realized and unrealized gain (loss) on investments	0.88		(2.25)	1.05		1.88	0.56
Net realized and unrealized gain (loss) on foreign currency transactions	0.08		0.13	0.16		(0.05)	(0.00	)‡

Total from investment operations	1.15		(1.84)	1.59		2.20	0.89

Less dividends and distributions:
From net investment income	(0.34)		(0.51)	(0.24)		(0.28)	—
From net realized gain on investments	(0.30)		(0.92)	(0.58)		(0.16)	—

Total dividends and distributions	(0.64)		(1.43)	(0.82)		(0.44)	—

Net asset value at end of period	$10.66		$10.15	$13.42		$12.65	$10.89

Total investment return (b)	11.43%		(14.35%)	12.68%		20.33%	8.90	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.76	%(d)	2.23%	2.81%		3.03%	3.66	%††
Net expenses	0.75	%(e)	0.77%	0.78	%(f)	0.79%	0.80	%††
Portfolio turnover rate	35%		43%	47%		45%	43%
Net assets at end of period (in 000’s)	$75,772		$70,368	$82,495		$70,290	$56,565

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.74%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.77%.
(f)	Expense waiver/reimbursement less than 0.01%.

16	MainStay VP MFS® Utilities Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,						February 17, 2012* through December 31,
Service Class	2016		2015	2014		2013	2012
Net asset value at beginning of period	$10.10		$13.36	$12.61		$10.87	$10.00

Net investment income (loss) (a)	0.16		0.25	0.35		0.34	0.30
Net realized and unrealized gain (loss) on investments	0.89		(2.24)	1.04		1.87	0.57
Net realized and unrealized gain (loss) on foreign currency transactions	0.08		0.13	0.16		(0.05)	(0.00	)‡

Total from investment operations	1.13		(1.86)	1.55		2.16	0.87

Less dividends and distributions:
From net investment income	(0.31)		(0.48)	(0.22)		(0.26)	—
From net realized gain on investments	(0.30)		(0.92)	(0.58)		(0.16)	—

Total dividends and distributions	(0.61)		(1.40)	(0.80)		(0.42)	—

Net asset value at end of period	$10.62		$10.10	$13.36		$12.61	$10.87

Total investment return (b)	11.15%		(14.57%)	12.40%		20.03%	8.70	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.52	%(d)	1.98%	2.53%		2.78%	3.26	%††
Net expenses	1.00	%(e)	1.02%	1.03	%(f)	1.04%	1.05	%††
Portfolio turnover rate	35%		43%	47%		45%	43%
Net assets at end of period (in 000’s)	$1,160,397		$1,131,252	$1,357,229		$1,095,097	$793,902

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 1.50%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.02%.
(f)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP MFS® Utilities Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund

(the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

18	MainStay VP MFS® Utilities Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

19

Notes to Financial Statements (continued)

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio is treated as a separate entity for federal income tax purposes. The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

20	MainStay VP MFS® Utilities Portfolio

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Portfolio’s Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(J)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(K)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its

21

Notes to Financial Statements (continued)

securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(L)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(N)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into foreign currency forward contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market.

Fair value of derivative instruments as of December 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	$3,141,578	$3,141,578

Total Fair Value		$3,141,578	$3,141,578

Liability Derivatives

	Statement of Assets and Liabilities Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$(22,079)	$(22,079)

Total Fair Value		$(22,079)	$(22,079)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net realized gain (loss) on foreign currency forward contracts	$6,583	$6,583

Total Realized Gain (Loss)		$6,583	$6,583

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Foreign Exchange Contracts Risk	Total
Forward Contracts	Net change in unrealized depreciation on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	$(2,234,971)	$(2,234,971)

Total Change in Unrealized Depreciation		$(2,234,971)	$(2,234,971)

Average Notional Amount

	Foreign Exchange Contracts Risk	Total
Forward Contracts Long	$8,999,136	$8,999,136
Forward Contracts Short	$(154,005,353)	$(154,005,353)

22	MainStay VP MFS® Utilities Portfolio

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Massachusetts Financial Services Company (“MFS®”), a registered investment adviser and an indirect majority-owned subsidiary of Sun Life Financial, Inc. (a diversified financial services company), serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.73% up to $1 billion; and 0.70% in excess of $1 billion. During the year ended December 31, 2016, the effective management fee rate was 0.72%.

During the year ended December 31, 2017, New York Life Investments earned fees from the Portfolio in the amount of $9,005,708.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$31,408,200	$(6,138,728)	$(95,523)	$(44,736,359)	$(19,562,410)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships, Contingent Payment Debt Instruments (“CPDIs”), mark to market of forward foreign currency contracts, and deemed dividends on convertible investments. The other temporary differences are primarily due to trust preferred securities.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$7,924,658	$(7,511,252)	$(413,406)

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss), partnerships, CPDI, deemed dividends on convertible investments, trust preferred securities, and distribution redesignations.

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $6,138,728, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Unlimited	$1,082	$5,057

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$34,974,218	$33,525,166	$70,779,162	$78,382,031

23

Notes to Financial Statements (continued)

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of

0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $420,467 and $485,243, respectively.

The Portfolio may purchase securities from or sell to other portfolios managed by the respective Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2016, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain / (Loss) (000’s)
$1,634	$276	$(39)

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	598,407	$6,617,153
Shares issued to shareholders in reinvestment of dividends and distributions	417,760	4,445,497
Shares redeemed	(846,498)	(9,055,805)

Net increase (decrease)	169,669	$2,006,845

Year ended December 31, 2015:
Shares sold	523,505	$6,551,919
Shares issued to shareholders in reinvestment of dividends and distributions	817,504	8,844,810
Shares redeemed	(553,565)	(6,795,471)

Net increase (decrease)	787,444	$8,601,258

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	8,505,136	$92,186,597
Shares issued to shareholders in reinvestment of dividends and distributions	6,042,447	64,053,887
Shares redeemed	(17,249,967)	(183,652,045)

Net increase (decrease)	(2,702,384)	$(27,411,561)

Year ended December 31, 2015:
Shares sold	10,682,092	$134,058,693
Shares issued to shareholders in reinvestment of dividends and distributions	13,019,350	140,316,383
Shares redeemed	(13,270,490)	(163,590,270)

Net increase (decrease)	10,430,952	$110,784,806

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP MFS® Utilities Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP MFS® Utilities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP MFS® Utilities Portfolio (one of the series comprising Mainstay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP MFS Utilities Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Massachusetts Financial Services Company (“MFS”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and MFS in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and MFS (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates and MFS and responses from New York Life Investments and MFS to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and

Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and MFS; (ii) the investment performance of the Portfolio, New York Life Investments and MFS; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MFS from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and MFS. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and MFS. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and MFS resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and MFS

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including

26	MainStay VP MFS® Utilities Portfolio

subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of MFS. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that MFS provides to the Portfolio. The Board evaluated MFS’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined MFS’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at MFS, and MFS’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by MFS. The Board also reviewed MFS’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and MFS’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MFS had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and MFS to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and MFS

The Board considered the costs of the services provided by New York Life Investments and MFS under the Agreements and the profits realized by New York Life Investments and its affiliates and MFS due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from MFS, the Board considered representations from MFS and New York Life Investments that the subadvisory fee paid by New York Life Investments to MFS for services provided to the Portfolio was the result of arm’s-length negotiations. Because MFS’ subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In evaluating the costs of the services provided by New York Life Investments and MFS and profits realized by New York Life Investments and its affiliates and MFS, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and MFS must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and MFS to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited) (continued)

from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to MFS from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MFS in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and MFS concerning other business relationships between MFS and its affiliates and New York Life Investments and its affiliates.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements. With respect to MFS, the Board concluded that any profits realized by MFS due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and MFS and are based on fees paid to MFS by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to MFS are paid by New York Life Investments, not the Portfolio.

28	MainStay VP MFS® Utilities Portfolio

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and MFS on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay VP MFS® Utilities Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

32	MainStay VP MFS® Utilities Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP MFS® Utilities Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1722346	MSVPMFS11-02/17 (NYLIAC) NI526

MainStay VP T. Rowe Price Equity Income Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	18.82%	11.21%	0.77%
Service Class Shares	18.53	10.93	1.02

Benchmark Performance	One Year	Since Inception (2/17/12)
Russell 1000® Value Index[3]	17.34%	13.39%
S&P 500® Index[4]	11.96	13.15
Average Lipper Variable Products Equity Income Portfolio[5]	14.21	10.67

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.

The Russell 1000® Value Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

4.

The S&P 500® Index is the Portfolio’s secondary benchmark. The S&P 500® is a trademark of the McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

5.	The Average Lipper Variable Products Equity Income Portfolio is representative of portfolios that, by portfolio practice, seek relatively high current income and growth of income through investing 65% or more of their portfolio in equities. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP T. Rowe Price Equity Income Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,116.40	$4.15	$1,021.20	$3.96

Service Class Shares	$1,000.00	$1,115.00	$5.48	$1,020.00	$5.23

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.78% for Initial Class and 1.03% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP T. Rowe Price Equity Income Portfolio

Industry Composition as of December 31, 2016 (Unaudited)

Banks	11.1%
Oil, Gas & Consumable Fuels	11.0
Capital Markets	6.9
Pharmaceuticals	5.9
Electric Utilities	5.7
Insurance	5.5
Semiconductors & Semiconductor Equipment	4.1
Media	3.8
Machinery	2.7
Communications Equipment	2.6
Diversified Telecommunication Services	2.4
Chemicals	2.3
Software	2.3
Aerospace & Defense	2.2
Industrial Conglomerates	1.9
Real Estate Investment Trusts	1.9
Food Products	1.8
Beverages	1.7
Building Products	1.6
Hotels, Restaurants & Leisure	1.6
Health Care Equipment & Supplies	1.3
Health Care Providers & Services	1.3
Multiline Retail	1.3
Consumer Finance	1.2

Technology Hardware, Storage & Peripherals	1.2%
Containers & Packaging	1.1
Multi-Utilities	1.1
Electrical Equipment	1.0
Air Freight & Logistics	0.9
Construction Materials	0.9
Independent Power & Renewable Electricity Producers	0.9
Food & Staples Retailing	0.8
Leisure Products	0.8
Metals & Mining	0.7
Road & Rail	0.7
Auto Components	0.6
Personal Products	0.6
Biotechnology	0.5
Airlines	0.4
Automobiles	0.4
Tobacco	0.4
Electronic Equipment, Instruments & Components	0.3
Wireless Telecommunication Services	0.3
Specialty Retail	0.1
Short-Term Investment	2.1
Other Assets, Less Liabilities	0.1

100.0%

See Portfolio of Investments beginning on page 11 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	JPMorgan Chase & Co.

2.	Exxon Mobil Corp.

3.	Microsoft Corp.

4.	Morgan Stanley

5.	Pfizer, Inc.

6.	Boeing Co. (The)

7.	General Electric Co.

8.	Wells Fargo & Co.

9.	Total S.A.

10.	Verizon Communications, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio manager John D. Linehan, CFA, of T. Rowe Price Associates, Inc. (“T. Rowe”), the Portfolio’s Subadvisor.

How did MainStay VP T. Rowe Price Equity Income Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP T. Rowe Price Equity Income Portfolio returned 18.82% for Initial Class shares and 18.53% for Service Class shares. Over the same period, both share classes outperformed the 17.34% return of the Russell 1000® Value Index,1 which is the Portfolio’s primary benchmark, and the 11.96% return of the S&P 500® Index,1 which the Portfolio’s secondary benchmark. Both share classes outperformed the 14.21% return of the Average Lipper2 Variable Products Equity Income Portfolio for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s outperformance of the Russell 1000® Value Index during the reporting period resulted primarily from favorable sector weightings and positive stock selection.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

The information technology sector was the leading contributor to the Portfolio’s performance relative to the Russell 1000® Value Index because of stock selection. (Contributions take weightings and total returns into account.) The consumer staples sector also supported the Portfolio’s relative performance because of an underweight position relative to the Index and stock selection. Although the Portfolio’s real estate sector holdings posted a slightly negative absolute return, the sector contributed positively to relative performance because of an underweight position relative to the benchmark and stock selection.

The telecommunication services sector was the most significant detractor from the Portfolio’s relative performance because of stock choices. The consumer discretionary sector detracted from the Portfolio’s relative performance because of an overweight position relative to the Russell 1000® Value Index. Beneficial stock selection in the sector, however, helped offset some of the negative impact at the sector level. The financials sector also weighed on relative performance because of stock selection.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

JP Morgan Chase & Co. was the leading individual contributor to the Portfolio’s absolute performance during the reporting period.

Late in the reporting period, shares of JPMorgan Chase traded sharply higher because of a rise in interest rates and prospects for a less onerous regulatory environment under a Republican-led government. Our outlook on the bank remained positive given its solid execution, strong management team and potential to benefit from rising interest rates and lower regulatory costs.

Morgan Stanley was also a strong contributor to the Portfolio’s absolute performance. Throughout the reporting period, Morgan Stanley benefited from strong results in its fixed-income, currencies and commodities (FICC) business and from better expense management. Morgan Stanley’s shares, along with those of other financial companies, were also helped during the fourth quarter of 2016 by higher interest rates and expectations that the U.S. Department of Labor’s fiduciary rule could be rolled back under the incoming administration. We remained positive on the company, as management continued to execute its strategy to reduce costs, expand its more stable and higher-margin wealth management business and return more capital to shareholders.

Applied Materials, another strong contributor to the Portfolio’s absolute performance, benefited from a surge in spending on the latest memory chip technology for mobile devices and displays, as well as from stronger demand in China. We trimmed the Portfolio’s position following the stock’s strong performance, but we continued to see value in the company. We believe that Applied Materials may benefit from continued semiconductor capital equipment demand and higher display revenues as smartphones transition to the next generation of memory and display technology.

The most significant detractor from the Portfolio’s absolute performance was banking company Royal Bank of Scotland. During the reporting period, the company suffered from litigation clams, persistently low U.K. interest rates and higher macroeconomic uncertainty surrounding the United Kingdom’s vote to exit the European Union (“Brexit”). We continued to see value in the bank, as we believed that management’s focus on cutting expenses, reducing noncore assets and expanding the company’s U.K. retail and commercial banking businesses could benefit shareholders over the longer term.

Biotechnology company Gilead Sciences also detracted from the Portfolio’s absolute performance. The company had achieved remarkable success with its next-generation hepatitis C treatments over the past few years. During the reporting period, however, shares of Gilead Sciences traded lower after the company reported a decline in revenue from its hepatitis C drugs. Despite this challenge, we remained positive about the company, which we believe features a strong management team with a history of beneficial capital allocation.

1.	See footnote on page 5 for more information on this index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP T. Rowe Price Equity Income Portfolio

Shares of cosmetics & personal-care company Coty traded lower, particularly late in 2016 after the company reported disappointing quarterly results. The shortfall was driven by weakness in Coty’s fragrances and cosmetics businesses, and the company warned of further revenue challenges. The company also cited distractions from efforts to integrate the specialty beauty brands recently acquired from Procter & Gamble. Despite these difficulties, we continued to see value in Coty because we believed that management could reduce costs and boost margins in the newly acquired assets.

Did the Portfolio make any significant purchases or sales during the reporting period?

Among the Portfolio’s significant purchases during the reporting period were oil, gas & consumable fuels company Total; chemical company CF Industries Holdings; and utility company NextEra Energy. The Portfolio added to its position in Total because the company had a healthy balance sheet, served multiple end markets and gave priority to paying a solid dividend. The Portfolio initiated a position in CF Industries Holdings, the largest manufacturer and distributor of nitrogen fertilizers in North America, when the company’s valuation reached levels we found attractive amid weak commodity prices and following disappointing quarterly results. During the reporting period, we initiated a position in NextEra Energy through a convertible bond offering. We believed that the company possessed an attractive combination of steady, low-risk growth potential through Florida Power & Light, one of the largest electric utilities in the United States, and significant growth potential in contracted renewables and gas pipelines. In our opinion, NextEra Energy also features an impressive management team with a strong track record of capital allocation and execution.

Significant sales during the reporting period included industrial conglomerate General Electric; electric utility Entergy; and oil, gas & consumable fuels company Apache. General Electric is a leader in many industrial businesses, has valuable assets in its diversified segments and generates significant cash flow. Overall, shares have performed well in recent periods as the company has divested its financial services portfolio to focus more on its core industrial segments. General Electric remained a notable holding, but we trimmed the Portfolio’s position following the stock’s advance. Although we liked Entergy’s solid dividend yield and efforts to rebalance earnings toward regulated sources, we had concerns about the company’s growing nuclear costs, weakening load growth and underfunded pension plan. We eliminated the Portfolio’s position in Entergy to pursue other utilities that we believed had stronger risk/reward profiles. Beginning in mid-February, Apache shares traded higher as commodity prices rallied and the market reacted favorably to the company’s recent execution and capital-allocation decisions, allowing us to trim the Portfolio’s position in the company and benefit from the stock’s rising price.

How did the Portfolio’s sector weightings change during the reporting period?

At the beginning and end of the reporting period, the Portfolio’s most substantially overweight positions relative to the Russell 1000® Value Index were in the consumer discretionary and industrials sectors. The most substantial increases in the Portfolio’s relative sector weightings during the reporting period were in information technology and health care.

The most substantially underweight position relative to the Russell 1000® Value Index at the beginning of the reporting period was consumer staples, followed by health care and real estate. At the end of the reporting period, real estate and consumer staples were the Portfolio’s most substantially underweight positions relative to the Index. During the reporting period, the Portfolio’s most substantial decrease in relative sector weighting was in telecommunication services.

How was the Portfolio positioned at the end of the reporting period?

The Portfolio uses a diversified, bottom-up investment strategy with a long-term focus that has historically resulted in lower Portfolio turnover relative to peers. Changes to our sector positioning are residual effects of our stock-selection process.

As of December 31, 2016, the Portfolio’s most substantially overweight sectors relative to the Russell 1000® Value Index were consumer discretionary, industrials and materials. The consumer discretionary sector comprises a diverse group of industries, including retailers, media companies, diversified consumer services companies and auto manufacturers. The sector continued to have a significant weighting in the Portfolio, primarily because of our exposure to the media industry. The Portfolio holds positions in media companies that produce or distribute must-see content and typically generate strong cash flows, much of which the companies return to shareholders through dividends and buybacks. In industrials, we liked several companies, particularly those that reach many different end markets and have solid business models and/or an ability to generate strong cash flows. In materials, the Portfolio’s largest exposures were to the chemicals and containers & packaging industries. While these cyclical industries have faced challenges because of wide swings in raw materials costs and economic data, some companies appeared to be well positioned for an improved economic environment.

As of December 31, 2016, the Portfolio’s most substantially underweight sectors relative to the Russell 1000® Value Index were real estate, consumer staples and energy. Real estate had the smallest weighting in the Portfolio, largely because we believed that real estate investment trusts (REITs), which made up the bulk of the sector, had elevated valuations and could suffer should interest rates continue to rise. In consumer staples, we tried to focus on companies with strong brands that

9

were trading at attractive valuations relative to their history and had stable earnings and dividend yields. In energy, we favored companies that were less dependent on the price of oil, had strong balance sheets and lower cost structures, and were likely to remain competitive even if global supply increased.

The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

10	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio of Investments December 31, 2016

	Principal Amount	Value

Corporate Bonds 0.2%†
Pharmaceuticals 0.0%‡
Valeant Pharmaceuticals International, Inc. 6.375%, due 10/15/20 (a)	$89,000	$76,456

Technology Hardware, Storage & Peripherals 0.2%
Western Digital Corp. 10.50%, due 4/1/24 (a)	1,186,000	1,402,445

Total Corporate Bonds (Cost $1,260,248)		1,478,901

	Shares
Common Stocks 96.6%
Aerospace & Defense 2.2%
♦Boeing Co. (The)	101,000	15,723,680
United Technologies Corp.	16,900	1,852,578

		17,576,258

Air Freight & Logistics 0.9%
United Parcel Service, Inc. Class B	63,500	7,279,640

Airlines 0.4%
Southwest Airlines Co.	56,000	2,791,040

Auto Components 0.6%
Adient PLC (b)	80,400	4,711,440

Automobiles 0.4%
Ford Motor Co.	169,200	2,052,396
General Motors Co.	35,408	1,233,615

		3,286,011

Banks 11.1%
Bank of America Corp.	339,100	7,494,110
Citigroup, Inc.	194,000	11,529,420
Fifth Third Bancorp	253,500	6,836,895
♦JPMorgan Chase & Co.	318,100	27,448,849
KeyCorp	328,400	5,999,868
PNC Financial Services Group, Inc.	60,900	7,122,864
Royal Bank of Scotland Group PLC (b)	1,185,387	3,273,951
U.S. Bancorp	76,400	3,924,668
♦Wells Fargo & Co.	254,600	14,031,006

		87,661,631

Beverages 1.7%
Diageo PLC	168,282	4,353,640
PepsiCo., Inc.	83,900	8,778,457

		13,132,097

	Shares	Value

Biotechnology 0.5%
Gilead Sciences, Inc.	50,200	$3,594,822

Building Products 1.6%
Johnson Controls International PLC	310,604	12,793,779

Capital Markets 6.9%
Ameriprise Financial, Inc.	91,400	10,139,916
Bank of New York Mellon Corp. (The)	143,900	6,817,982
♦Morgan Stanley	381,100	16,101,475
Northern Trust Corp.	111,900	9,964,695
Och-Ziff Capital Management Group LLC Class A (b)	65,500	216,805
State Street Corp.	148,200	11,518,104

		54,758,977

Chemicals 2.3%
CF Industries Holdings, Inc.	191,300	6,022,124
E.I. du Pont de Nemours & Co.	161,200	11,832,080

		17,854,204

Communications Equipment 2.6%
Cisco Systems, Inc.	317,000	9,579,740
Harris Corp.	109,089	11,178,350

		20,758,090

Construction Materials 0.9%
Vulcan Materials Co.	53,500	6,695,525

Consumer Finance 1.2%
American Express Co.	131,800	9,763,744

Containers & Packaging 1.1%
International Paper Co.	170,500	9,046,730

Diversified Telecommunication Services 2.4%
CenturyLink, Inc.	133,500	3,174,630
Telefonica S.A.	266,945	2,475,384
♦ Verizon Communications, Inc.	251,875	13,445,088

		19,095,102

Electric Utilities 4.8%
Edison International	96,800	6,968,632
Eversource Energy	6,811	376,171
Exelon Corp.	204,500	7,257,705
FirstEnergy Corp.	157,213	4,868,887
Great Plains Energy, Inc.	7,582	207,368
PG&E Corp.	160,300	9,741,431
Southern Co. (The)	42,300	2,080,737
Xcel Energy, Inc.	147,300	5,995,110

		37,496,041

†	Percentages indicated are based on Fund net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value

Common Stocks (continued)
Electrical Equipment 1.0%
Emerson Electric Co.	140,800	$7,849,600

Electronic Equipment, Instruments & Components 0.3%
TE Connectivity, Ltd.	36,900	2,556,432

Food & Staples Retailing 0.8%
Wal-Mart Stores, Inc.	96,300	6,656,256

Food Products 1.8%
Archer-Daniels-Midland Co.	203,300	9,280,645
Hershey Co. (The)	11,500	1,189,445
Kellogg Co.	52,300	3,855,033

		14,325,123

Health Care Equipment & Supplies 1.3%
Becton Dickinson & Co.	34,200	5,661,810
Medtronic PLC	63,100	4,494,613

		10,156,423

Health Care Providers & Services 1.3%
Anthem, Inc.	73,908	10,625,753

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	104,500	5,440,270
Las Vegas Sands Corp.	137,878	7,364,064

		12,804,334

Independent Power & Renewable Electricity Producers 0.9%
AES Corp.	627,100	7,286,902

Industrial Conglomerates 1.9%
♦General Electric Co.	482,600	15,250,160

Insurance 5.5%
Chubb, Ltd.	11,358	1,500,619
Loews Corp.	276,700	12,957,861
Marsh & McLennan Cos., Inc.	136,700	9,239,553
MetLife, Inc.	245,700	13,240,773
Willis Towers Watson PLC	30,243	3,698,114
XL Group, Ltd.	65,600	2,444,256

		43,081,176

Leisure Products 0.8%
Mattel, Inc.	236,600	6,518,330

Machinery 2.7%
Cummins, Inc.	34,000	4,646,780
Flowserve Corp.	83,705	4,022,025
Illinois Tool Works, Inc.	64,100	7,849,686
Pentair PLC	81,800	4,586,526

		21,105,017

	Shares	Value

Media 3.8%
Comcast Corp. Class A	134,700	$9,301,035
News Corp. Class A	455,900	5,224,614
Time Warner, Inc.	10,400	1,003,912
Twenty-First Century Fox, Inc. Class B	361,100	9,839,975
Walt Disney Co. (The)	43,000	4,481,460

		29,850,996

Metals & Mining 0.7%
Nucor Corp.	89,700	5,338,944

Multi-Utilities 1.0%
NiSource, Inc.	372,700	8,251,578

Multiline Retail 1.3%
Kohl’s Corp.	120,100	5,930,538
Macy’s, Inc.	112,200	4,017,882

		9,948,420

Oil, Gas & Consumable Fuels 11.0%
Apache Corp.	122,760	7,791,577
Canadian Natural Resources, Ltd.	110,800	3,532,304
Chevron Corp.	76,300	8,980,510
EQT Corp.	34,670	2,267,418
♦Exxon Mobil Corp.	234,700	21,184,022
Hess Corp.	152,000	9,468,080
Occidental Petroleum Corp.	104,800	7,464,904
Royal Dutch Shell PLC Class A, Sponsored ADR	208,700	11,349,106
Targa Resources Corp.	12,500	700,875
♦Total S.A.	273,209	13,946,699

		86,685,495

Personal Products 0.6%
Avon Products, Inc. (b)	280,900	1,415,736
Coty, Inc. Class A	195,093	3,572,153

		4,987,889

Pharmaceuticals 5.9%
Bristol-Myers Squibb Co.	108,800	6,358,272
GlaxoSmithKline PLC	214,020	4,087,174
Johnson & Johnson	116,100	13,375,881
Merck & Co., Inc.	117,000	6,887,790
♦Pfizer, Inc.	485,000	15,752,800

		46,461,917

Real Estate Investment Trusts 1.9%
Equity Residential	73,100	4,704,716
Rayonier, Inc.	178,200	4,740,120
Weyerhaeuser Co.	195,700	5,888,613

		15,333,449

Road & Rail 0.7%
Union Pacific Corp.	50,500	5,235,840

12	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value

Common Stocks (continued)
Semiconductors & Semiconductor Equipment 4.1%
Analog Devices, Inc.	99,100	$7,196,642
Applied Materials, Inc.	247,400	7,983,598
QUALCOMM, Inc.	153,400	10,001,680
Texas Instruments, Inc.	102,400	7,472,128

		32,654,048

Software 2.3%
CA, Inc.	41,900	1,331,163
♦Microsoft Corp.	272,900	16,958,006

		18,289,169

Specialty Retail 0.1%
Staples, Inc.	43,900	397,295

Technology Hardware, Storage & Peripherals 1.0%
Apple, Inc.	25,000	2,895,500
Western Digital Corp.	74,300	5,048,685

		7,944,185

Tobacco 0.4%
Philip Morris International, Inc.	34,400	3,147,256

Wireless Telecommunication Services 0.3%
Vodafone Group PLC	841,401	2,069,405

Total Common Stocks (Cost $646,046,493)		763,106,523

Convertible Preferred Stocks 1.0%
Electric Utilities 0.9%
Great Plains Energy, Inc. 7.00%	40,587	2,053,702
Nextera Energy, Inc. 6.123%	100,386	4,916,907

		6,970,609

Multi-Utilities 0.1%
DTE Energy Co. 6.50%	23,834	1,263,202

Total Convertible Preferred Stocks (Cost $8,124,255)		8,233,811

	Principal Amount	Value
Short-Term Investment 2.1%
Repurchase Agreement 2.1%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $16,656,302 (Collateralized by a United States Treasury Note with a rate of 1.625% and a maturity date of 5/31/23, with a Principal Amount of $17,620,000 and a Market Value of $16,993,856)	$16,656,247	$16,656,247

Total Short-Term Investment (Cost $16,656,247)		16,656,247

Total Investments (Cost $672,087,243) (c)	99.9%	789,475,482
Other Assets, Less Liabilities	0.1	708,381
Net Assets	100.0%	$790,183,863

‡	Less than one-tenth of a percent.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	Non-income producing security.

(c)	As of December 31, 2016, cost was $673,538,431 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$134,662,695
Gross unrealized depreciation	(18,725,644)

Net unrealized appreciation	$115,937,051

The following abbreviation is used in the preceding pages:

ADR—American Depositary Receipt

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Corporate Bonds	$—	$1,478,901	$—	$1,478,901
Common Stocks
Banks	84,387,680	3,273,951	—	87,661,631
Beverages	8,778,457	4,353,640	—	13,132,097
Diversified Telecommunication Services	16,619,718	2,475,384	—	19,095,102
Oil, Gas & Consumable Fuels	72,738,796	13,946,699	—	86,685,495
Pharmaceuticals	42,374,743	4,087,174	—	46,461,917
Wireless Telecommunication Services	—	2,069,405	—	2,069,405
All Other Industries	508,000,876	—	—	508,000,876

Total Common Stocks	732,900,270	30,206,253	—	763,106,523

Convertible Preferred Stocks	8,233,811	—	—	8,233,811
Short-Term Investment
Repurchase Agreement	—	16,656,247	—	16,656,247

Total Investments in Securities	$741,134,081	$48,341,401	$—	$789,475,482

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

As of December 31, 2016, certain foreign equity securities with a market value of $18,159,148 held by the Portfolio at December 31, 2015, transferred from Level 1 to Level 2 due to these securities being fair valued at year end by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures (See Note 2).

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

14	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $672,087,243)	$789,475,482
Receivables:
Dividends and interest	1,471,088
Fund shares sold	183,011
Investment securities sold	163,381

Total assets	791,292,962

Liabilities
Payables:
Manager (See Note 3)	498,013
Fund shares redeemed	308,382
Investment securities purchased	135,631
NYLIFE Distributors (See Note 3)	67,594
Shareholder communication	47,150
Professional fees	37,377
Custodian	11,131
Trustees	1,128
Accrued expenses	2,693

Total liabilities	1,109,099

Net assets	$790,183,863

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$60,919
Additional paid-in capital	620,597,137

620,658,056
Undistributed net investment income	16,791,915
Accumulated net realized gain (loss) on investments and foreign currency transactions	35,345,234
Net unrealized appreciation (depreciation) on investments	117,388,239
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	419

Net assets	$790,183,863

Initial Class
Net assets applicable to outstanding shares	$472,125,318

Shares of beneficial interest outstanding	36,346,929

Net asset value per share outstanding	$12.99

Service Class
Net assets applicable to outstanding shares	$318,058,545

Shares of beneficial interest outstanding	24,571,975

Net asset value per share outstanding	$12.94

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$22,369,191
Interest	115,233

Total income	22,484,424

Expenses
Manager (See Note 3)	5,640,156
Distribution/Service—Service Class (See Note 3)	722,658
Shareholder communication	123,574
Professional fees	94,265
Custodian	28,652
Trustees	19,967
Miscellaneous	30,480

Total expenses	6,659,752
Reimbursement from custodian (b)	(28,626)

Net expenses	6,631,126

Net investment income (loss)	15,853,298

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	36,807,374
Foreign currency transactions	(79,753)

Net realized gain (loss) on investments and foreign currency transactions	36,727,621

Net change in unrealized appreciation (depreciation) on:
Investments	78,751,548
Translation of other assets and liabilities in foreign currencies	3,823

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	78,755,371

Net realized and unrealized gain (loss) on investments and foreign currency transactions	115,482,992

Net increase (decrease) in net assets resulting from operations	$131,336,290

(a)	Dividends recorded net of foreign withholding taxes in the amount of $279,869.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

16	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the years ended December 31, 2015 and December 31, 2016

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$15,853,298	$14,439,461
Net realized gain (loss) on investments and foreign currency transactions	36,727,621	52,104,863
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	78,755,371	(123,523,631)

Net increase (decrease) in net assets resulting from operations	131,336,290	(56,979,307)

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(9,268,385)	(8,961,163)
Service Class	(4,972,626)	(4,482,346)

	(14,241,011)	(13,443,509)

From net realized gain on investments:
Initial Class	(32,756,863)	(27,636,896)
Service Class	(20,271,168)	(16,269,485)

	(53,028,031)	(43,906,381)

Total dividends and distributions to shareholders	(67,269,042)	(57,349,890)

Capital share transactions:
Net proceeds from sale of shares	54,414,434	91,751,123
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	67,269,042	57,349,890
Cost of shares redeemed	(150,724,784)	(137,440,286)

Increase (decrease) in net assets derived from capital share transactions	(29,041,308)	11,660,727

Net increase (decrease) in net assets	35,025,940	(102,668,470)

Net Assets
Beginning of year	755,157,923	857,826,393

End of year	$790,183,863	$755,157,923

Undistributed net investment income at end of year	$16,791,915	$15,150,973

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Financial Highlights selected per share data and ratios

	Year ended December 31,				February 17, 2012* through
Initial Class	2016	2015	2014	2013	December 31, 2012
Net asset value at beginning of period	$11.97	$13.90	$13.77	$10.79	$10.00

Net investment income (loss) (a)	0.27	0.25	0.26	0.21	0.19
Net realized and unrealized gain (loss) on investments	1.90	(1.21)	0.78	3.03	0.60
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	—	—

Total from investment operations	2.17	(0.96)	1.04	3.24	0.79

Less dividends and distributions:
From net investment income	(0.25)	(0.24)	(0.21)	(0.16)	—
From net realized gain on investments	(0.90)	(0.73)	(0.70)	(0.10)	—

Total dividends and distributions	(1.15)	(0.97)	(0.91)	(0.26)	—

Net asset value at end of period	$12.99	$11.97	$13.90	$13.77	$10.79

Total investment return (b)	18.82%	(6.78%)	7.74%	30.36%	7.90	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.18%	1.90%	1.89%	1.72%	2.15	%††
Net expenses	0.78%	0.77%	0.78%	0.78%	0.79	%††
Expenses (before waiver/reimbursement)	0.78%	0.77%	0.79%	0.83%	0.84	%††
Portfolio turnover rate	23%	42%	18%	20%	15%
Net assets at end of period (in 000’s)	$472,125	$473,818	$534,825	$448,471	$374,322

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.

	Year ended December 31,				February 17, 2012* through
Service Class	2016	2015	2014	2013	December 31, 2012
Net asset value at beginning of period	$11.93	$13.85	$13.73	$10.76	$10.00

Net investment income (loss) (a)	0.24	0.22	0.23	0.18	0.17
Net realized and unrealized gain (loss) on investments	1.89	(1.21)	0.77	3.03	0.59
Net realized and unrealized gain (loss) on foreign currency transactions	(0.00)‡	(0.00)‡	(0.00)‡	—	—

Total from investment operations	2.13	(0.99)	1.00	3.21	0.76

Less dividends and distributions:
From net investment income	(0.22)	(0.20)	(0.18)	(0.14)	—
From net realized gain on investments	(0.90)	(0.73)	(0.70)	(0.10)	—

	(1.12)	(0.93)	(0.88)	(0.24)	—

Net asset value at end of period	$12.94	$11.93	$13.85	$13.73	$10.76

Total investment return (b)	18.53%	(7.01%)	7.47%	30.04%	7.60	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.93%	1.64%	1.64%	1.47%	1.85	%††
Net expenses	1.03%	1.02%	1.03%	1.03%	1.04	%††
Expenses (before waiver/reimbursement)	1.03%	1.02%	1.04%	1.08%	1.09	%††
Portfolio turnover rate	23%	42%	18%	20%	15%
Net assets at end of period (in 000’s)	$318,059	$281,340	$323,002	$313,698	$242,081

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

18	MainStay VP T. Rowe Price Equity Income Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP T. Rowe Price Equity Income Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, Mainstay VP Moderate Allocation Portfolio, Mainstay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds”.

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek a high level of dividend income and long-term capital growth primarily through investments in stocks.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

19

Notes to Financial Statements (continued)

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Broker/dealer quotes
• Benchmark securities	• Two-sided markets
• Reference data (corporate actions or material event notices)	• Bids/offers
• Monthly payment information	• Industry and economic events
• Comparable bonds	• Benchmark yields

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by

20	MainStay VP T. Rowe Price Equity Income Portfolio

independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was measured as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2016, the Portfolio did not hold any securities deemed to be illiquid under procedures approved by the Board.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of

21

Notes to Financial Statements (continued)

shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of incurred with related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to the borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(K)  Foreign Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(L)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The

22	MainStay VP T. Rowe Price Equity Income Portfolio

Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, T. Rowe Price Associates, Inc. (“T. Rowe Price”), a registered investment adviser, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.75% up to $500 million; and 0.725% on assets in excess of $500 million. New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that total annual operating expenses (excludes taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) portfolio/fund fees and expenses) do not exceed 0.85% for Initial Class and 1.10% for Service Class. This agreement expires on May 1, 2017 and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2016, New York Life Investments did not waive any fees. During the year ended December 31, 2016, the effective management fee rate was 0.74%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $5,640,156.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the ‘‘Distributor’’), an indirect, wholly-owned subsidiary of

New York Life. The Portfolio has adopted a distribution plan (the ‘‘Plan’’) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$18,587,836	$35,023,632	$(23,131)	$115,937,470	$169,525,807

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, partnerships, and Contingent Payment Debt Instruments (“CPDI”) . The other temporary differences are primarily due to trust preferred securities.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$28,655	$(28,694)	$39

The reclassifications for the Portfolio are primarily due to currency gain(loss), trust preferred securities, CPDI, Passive Foreign Investment Companies (“PFICs”), return of capital distributions received, partnerships, and Real Estate Investment Trusts (“REITs”).

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$14,241,011	$53,028,031	$15,332,476	$42,017,414

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

23

Notes to Financial Statements (continued)

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $172,365 and $251,426, respectively.

The Portfolio may purchase securities from or sell to other portfolios managed by its Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2016, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain / (Loss) (000’s)
$194	$302	$109

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	1,755,449	$20,931,750
Shares issued to shareholders in reinvestment of dividends and distributions	3,472,224	42,025,248
Shares redeemed	(8,455,638)	(104,115,752)

Net increase (decrease)	(3,227,965)	$(41,158,754)

Year ended December 31, 2015:
Shares sold	4,913,885	$65,136,283
Shares issued to shareholders in reinvestment of dividends and distributions	3,111,827	36,598,059
Shares redeemed	(6,940,605)	(91,012,381)

Net increase (decrease)	1,085,107	$10,721,961

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	2,677,875	$33,482,684
Shares issued to shareholders in reinvestment of dividends and distributions	2,091,800	25,243,794
Shares redeemed	(3,774,017)	(46,609,032)

Net increase (decrease)	995,658	$12,117,446

Year ended December 31, 2015:
Shares sold	2,013,586	$26,614,840
Shares issued to shareholders in reinvestment of dividends and distributions	1,769,275	20,751,831
Shares redeemed	(3,531,240)	(46,427,905)

Net increase (decrease)	251,621	$938,766

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

24	MainStay VP T. Rowe Price Equity Income Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP T. Rowe Price Equity Income Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP T. Rowe Price Equity Income Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP T. Rowe Price Equity Income Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and T. Rowe Price Associates, Inc. (“T. Rowe”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and T. Rowe in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and T. Rowe (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates and T. Rowe and responses from New York Life Investments and T. Rowe to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and

Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and T. Rowe; (ii) the investment performance of the Portfolio, New York Life Investments and T. Rowe; (iii) the costs of the services provided, and profits realized, by New York Life Investments and T. Rowe from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and T. Rowe. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and T. Rowe. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and T. Rowe resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and T. Rowe

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has

26	MainStay VP T. Rowe Price Equity Income Portfolio

experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of T. Rowe. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that T. Rowe provides to the Portfolio. The Board evaluated T. Rowe’s experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined T. Rowe’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at T. Rowe, and T. Rowe’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by T. Rowe. The Board also reviewed T. Rowe’s willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating portfolio manager.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and T. Rowe’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio manager and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or T. Rowe had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and T. Rowe to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and T. Rowe

The Board considered the costs of the services provided by New York Life Investments and T. Rowe under the Agreements and the profits realized by New York Life Investments and its affiliates and T. Rowe due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from T. Rowe, the Board considered representations from T. Rowe and New York Life Investments that the subadvisory fee paid by New York Life Investments to T. Rowe for services provided to the Portfolio was the result of arm’s-length negotiations. Because T. Rowe’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In evaluating the costs of the services provided by New York Life Investments and T. Rowe and profits realized by New York Life Investments and its affiliates and T. Rowe, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and T. Rowe must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

New York Life Investments and T. Rowe to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to T. Rowe from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to T. Rowe in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and T. Rowe concerning other business relationships between T. Rowe and its affiliates and New York Life Investments and its affiliates.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements. With respect to T. Rowe, the Board concluded that any profits realized by T. Rowe due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and T. Rowe and are based on fees paid to T. Rowe by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the

28	MainStay VP T. Rowe Price Equity Income Portfolio

management fee paid by the Portfolio to New York Life Investments, because the fees paid to T. Rowe are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and T. Rowe on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

29

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

30	MainStay VP T. Rowe Price Equity Income Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

31

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

32	MainStay VP T. Rowe Price Equity Income Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

33

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

34	MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1723316	MSVPTRPE11-02/17 (NYLIAC) NI531

MainStay VP PIMCO Real Return Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

This page intentionally left blank

Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Since Inception (2/17/12)	Gross Expense Ratio[2]
Initial Class Shares	5.28%	0.27%	0.72%
Service Class Shares	5.03	0.04	0.97

Benchmark Performance	One Year	Since Inception (2/17/12)
Bloomberg Barclays U.S. TIPS Index[3]	4.68%	0.62%
Average Lipper Variable Products Inflation-Protected Bond Portfolio[4]	4.96	–0.35

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
3.	The Bloomberg Barclays U.S. TIPS Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Bloomberg Barclays U.S. TIPS Index includes all publicly issued U.S. Treasury Inflation-Protected Securities (“TIPS”) that have at least one year remaining to maturity and are rated investment grade. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.	The Average Lipper Variable Products Inflation-Protected Bond Portfolio is representative of portfolios that invest primarily in inflation-indexed fixed income securities. Inflation-linked bonds are fixed income securities structured to provide protection against inflation. The benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP PIMCO Real Return Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$994.60	$4.66	$1,020.50	$4.72

Service Class Shares	$1,000.00	$993.40	$5.91	$1,019.20	$5.99

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.93% for Initial Class and 1.18% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP PIMCO Real Return Portfolio

Portfolio Composition as of December 31, 2016 (Unaudited)

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡	Less than one-tenth of a percent.

Top Ten Holdings or Issuers Held as of December 31, 2016 (excluding short-term investments) (Unaudited)

1.	United States Treasury Inflation—Indexed Notes, 0.125%–1.875%, due 1/15/18–7/15/26

2.	United States Treasury Inflation—Indexed Bonds, 0.125%–3.875%, due 7/15/18–2/15/46

3.	Federal National Mortgage Association (Mortgage Pass-Through Securities), 1.741%–4.311%, due 11/1/34–2/1/47

4.	Brazil Letras do Tesouro Nacional, due 4/1/17–1/1/18

5.	United States Treasury Notes, 1.75%–2.125%, due 11/30/21–11/15/26
6.	Japan Treasury Discount Bill, due 1/10/17-2/6/17

7.	Realkredit Danmark A/S, 1.00%–2.50%, due 1/1/17–10/1/47

8.	Ally Financial, Inc., 3.60%–5.50%, due 2/15/17–5/21/18

9.	Italy Buoni Poliennali Del Tesoro, 0.10%–3.10%, due 9/15/18–9/15/41

10.	Bank of America N.A., 1.303%, due 5/8/17

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Mihir Worah and Jeremie Banet of Pacific Investment Management Company LLC (“PIMCO”), the Portfolio’s Subadvisor.

How did MainStay VP PIMCO Real Return Portfolio perform relative to its benchmark and peers during the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP PIMCO Real Return Portfolio returned 5.28% for Initial Class shares and 5.03% for Service Class shares. Over the same period, both share classes outperformed the 4.68% return of the Bloomberg Barclays U.S. TIPS Index,1 which is the Portfolio’s benchmark, and the 4.96% return of the Average Lipper2 Variable Products Inflation-Protected Bond Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

The Portfolio’s outperformance of the Bloomberg Barclays U.S. TIPS Index during the reporting period resulted from several Portfolio strategies. An overweight exposure to U.S. breakeven inflation added to the Portfolio’s relative performance as the real yield curve3 rallied and breakeven levels widened. Spread sector4 exposure added to the Portfolio’s overall performance, including select credit exposure in financials, securitized debt and emerging-market quasi-sovereign debt. Select exposure to emerging-market currencies—specifically the Brazilian real and the Chinese renminbi—added to the Portfolio’s relative performance.

On the other hand, the Portfolio’s short exposure to U.S. and U.K. nominal rates detracted from relative performance as global interest rates drifted lower during the first half of the reporting period.

During the reporting period, how was the Portfolio’s performance materially affected by investments in derivatives?

The use of pay-fixed interest-rate swaps on the U.S. and U.K. nominal yield curve had a negative effect on the Portfolio’s performance, as rates fell significantly during the first half of 2016. On the other hand, a short exposure to British breakevens was partially obtained through inflation swaps, and this positioning had a positive impact on the Portfolio’s performance. Currency exposure, through the use of currency forwards, also contributed positively to the Portfolio’s performance.

What was the Portfolio’s duration5 strategy during the reporting period?

The Portfolio’s duration remained slightly underweight relative to the overall duration of the Bloomberg Barclays U.S. TIPS Index for the majority of the reporting period, with a duration concentration at the belly of the yield curve. The Portfolio, however, maintained an overweight to real duration.6 The Portfolio’s duration on December 31, 2016, was 7.45 years, slightly shorter than the 7.61-year duration of the Bloomberg Barclays U.S. TIPS Index on the same date.

What specific factors, risks or market forces prompted significant decisions for the Portfolio during the reporting period?

In response to a volatile and sharp risk-off market tone before and after the U.K.’s decision to leave the European Union (“Brexit”), the Portfolio brought overall duration in line with the benchmark, as we expected global rates to remain broadly range-bound in the near-term. Specifically, within the U.K., a short to Portfolio duration was reduced toward the benchmark, including inflation-linked bond exposure. In November, the Portfolio again reduced the degree to which its duration was underweight that of the benchmark.

During the reporting period, which market segments were the strongest positive contributors to the Portfolio’s performance and which market segments were particularly weak?

An overweight to U.S. breakevens and TIPS exposure helped the Portfolio’s performance as breakeven levels pushed higher and real yields in the United States fell. In addition, spread sector exposure added to overall performance, including select credit exposure within financials, securitized debt and emerging-market quasi-sovereign debt.

Did the Portfolio make any significant purchases, sales or sector-weighting changes during the reporting period?

During the reporting period, the Portfolio reduced its inflation-linked exposure while also reducing its short to nominal duration relatively proportionately.

1.	See footnote on page 5 for more information on the Bloomberg Barclays U.S. TIPS Index.
2.	See footnote on page 5 for more information on Lipper Inc.
3.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. Spread sectors are sectors that typically trade at a spread to U.S. Treasury issues.
5.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
6.	Real duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. U.S. real duration consists of Treasury Inflation Protected Securities (TIPS), while nominal duration consists of non-inflation-protected securities.

8	MainStay VP PIMCO Real Return Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio was overweight U.S. TIPS relative to the Bloomberg Barclays U.S. TIPS Index, while it maintained a defensive posture toward nominal yields. As of the same date, the Portfolio maintained out-of-index exposure to mortgage-backed securities, corporate securities, bonds of non-U.S. developed nations and dollar denominated emerging-market securities.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Principal Amount		Value
Long-Term Bonds 138.4%† Asset-Backed Securities 4.7%
Other ABS 4.7%
Babson CLO, Ltd. Series 2012-2A, Class A1R 2.057%, due 5/15/23 (a)(b)		$1,156,410	$1,154,409
Bayview Opportunity Master Fund LVB Trust Series 2016-RN4, Class A1 3.475%, due 10/28/31 STEP (b)(c)		290,286	289,139
Cavalry CLO II Series 2A, Class A 2.029%, due 1/17/24 (a)(b)		100,000	99,891
CIFC Funding Ltd. Series 2012-2A, Class A1R 2.186%, due 12/5/24 (a)(b)		3,500,000	3,493,245
Fortress Credit Investments IV, Ltd. Series 2015-4A, Class A 1.929%, due 7/17/23 (a)(b)		571,548	571,538
GCAT LLC Series 2015-3, Class A1 4.25%, due 10/25/19 (b)(c)		696,319	699,592
Highlander Euro CDO III B.V. Series 2007-3A, Class A 0.069%, due 5/1/23 (a)(b)	EUR	866,753	902,406
KVK CLO, Ltd. Series 2012-1A, Class A 2.05%, due 7/15/23 (a)(b)		$546,482	545,996
Malin CLO B.V. Series 2007-1A, Class A1 0.029%, due 5/7/23 (a)(b)	EUR	201,592	211,997
Navient Student Loan Trust Series 2016-7A, Class A 1.785%, due 3/25/66 (a)(b)		$592,814	598,857
OneMain Financial Issuance Trust Series 2014-2A, Class A 2.47%, due 9/18/24 (b)		971,723	972,123
Palmer Square CLO, Ltd. Series 2013-2A, Class A1A 2.079%, due 10/17/25 (a)(b)		600,000	599,400
US Residential Opportunity Fund II Trust Series 2016-3II, Class A 3.598%, due 10/27/36 STEP (b)(c)		295,222	294,352
Venture X CLO Ltd. Series 2012-10A, Class AR 2.08%, due 7/20/22 (a)(b)		800,000	798,928

	Principal Amount		Value
Other ABS (continued)
Vericrest Opportunity Loan Trust
Series 2014-NP10, Class A1 3.375%, due 10/25/54 (b)(c)		$221,262	$221,353
Series 2014-NPL9, Class A1 3.375%, due 11/25/54 (b)		898,979	899,315
Series 2015-NPL8, Class A1 3.50%, due 6/26/45 (b)(c)		1,203,442	1,205,719
Series 2014-NP11, Class A1 3.875%, due 4/25/55 (b)(c)		112,712	113,176
Series 2015-NP13, Class A1 4.125%, due 10/25/45 STEP (b)(c)		272,886	274,529
Series 2016-NPL2, Class A1 4.25%, due 3/26/46 (b)(c)		542,064	545,831
Series 2016-NPL3, Class A1 4.25%, due 3/26/46 (b)(c)		238,866	240,720
Series 2015-NP14, Class A1 4.375%, due 11/27/45 STEP (b)(c)		311,711	314,088

			15,046,604

Total Asset-Backed Securities (Cost $15,080,792)			15,046,604

Corporate Bonds 13.2%
Banks 8.5%
♦Bank of America N.A. 1.303%, due 5/8/17 (a)		3,600,000	3,603,326
Citigroup, Inc. 1.406%, due 5/1/17 (a)		3,600,000	3,602,761
Cooperatieve Rabobank UA 1.22%, due 4/28/17 (a)		3,500,000	3,502,272
Credit Suisse Group Funding Guernsey, Ltd. 3.80%, due 9/15/22		300,000	302,660
Deutsche Bank A.G. 4.25%, due 10/14/21 (b)		1,500,000	1,505,784
Goldman Sachs Group, Inc. (The) 2.163%, due 9/15/20 (a)		1,300,000	1,312,119
ING Bank N.V. 2.625%, due 12/5/22 (b)		400,000	396,552
Intesa Sanpaolo S.p.A. 6.50%, due 2/24/21 (b)		400,000	438,670
Nykredit Realkredit A/S
1.00%, due 1/1/17	DKK	7,350,000	1,040,708
1.00%, due 4/1/17		3,000,000	426,173
1.00%, due 7/1/17		9,600,000	1,367,489
2.00%, due 4/1/17		1,700,000	242,033
2.00%, due 7/1/17		6,900,000	988,109
2.00%, due 10/1/17		3,600,000	518,507

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest issuers held, as of December 31, 2016, excluding short-term investments. May be subject to change daily.

10	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Banks (continued)
Nykredit Realkredit A/S (continued)
Series Reg S 2.50%, due 10/1/47	DKK	2,600,000	$371,179
3.00%, due 10/1/47		300,000	44,028
♦Realkredit Danmark A/S
1.00%, due 4/1/17		17,100,000	2,428,479
1.00%, due 4/1/18		500,000	71,892
2.00%, due 1/1/17		3,050,000	431,858
2.00%, due 4/1/17		21,600,000	3,074,953
2.50%, due 10/1/47		1,900,000	271,515
Royal Bank of Scotland PLC (The) 6.934%, due 4/9/18	EUR	400,000	451,792
Santander Holdings Usa, Inc. 2.38%, due 11/24/17 (a)		$100,000	100,857
Toronto-dominion Bank (The) 2.25%, due 3/15/21 (b)		600,000	596,422

			27,090,138

Diversified Financial Services 0.6%
AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust
4.50%, due 5/15/21		200,000	207,270
4.625%, due 10/30/20		100,000	104,000
BRFkredit A/S
2.00%, due 10/1/17	DKK	1,600,000	230,448
2.50%, due 10/1/47		300,000	42,849
4.00%, due 1/1/18		900,000	132,884
Navient Corp. 5.50%, due 1/15/19		$300,000	311,250
Nordea Kredit Realkreditaktieselskab
1.00%, due 10/1/17	DKK	1,200,000	171,570
2.00%, due 10/1/17		2,600,000	374,477
2.50%, due 10/1/47		500,000	71,434
Synchrony Financial 2.287%, due 11/9/17 (a)		$100,000	100,655

			1,746,837

Finance—Auto Loans 1.7%
♦Ally Financial, Inc.
3.60%, due 5/21/18		3,900,000	3,929,250
5.50%, due 2/15/17		1,300,000	1,304,875

			5,234,125

Finance—Investment Banker/Broker 0.2%
Bear Stearns Cos. LLC (The) 7.25%, due 2/1/18		700,000	740,767

	Principal Amount		Value
Health Care—Services 0.1%
Aetna, Inc.
1.601%, due 12/8/17 (a)		$200,000	$200,690
2.40%, due 6/15/21		200,000	199,094

			399,784

Insurance 0.1%
American International Group, Inc. 5.85%, due 1/16/18		200,000	208,553

Oil & Gas 0.4%
BG Energy Capital PLC Series Reg S 6.50%, due 11/30/72 (a)	GBP	200,000	256,714
Petrobras Global Finance B.V.
4.875%, due 3/17/20		$900,000	889,830
6.625%, due 1/16/34	GBP	100,000	106,869
8.375%, due 5/23/21		$100,000	107,750

			1,361,163

Real Estate Investment Trusts 0.2%
Unibail-Rodamco SE Series Reg S 1.65%, due 4/16/19 (a)		700,000	696,395

Telecommunications 1.3%
AT&T, Inc. 1.418%, due 3/30/17 (a)		3,600,000	3,602,156
Telefonica Emisiones SAU 6.221%, due 7/3/17		400,000	408,977

			4,011,133

Transportation 0.1%
Hellenic Railways Organization S.A. 4.028%, due 3/17/17	EUR	400,000	415,797

Total Corporate Bonds (Cost $42,741,212)			41,904,692

Foreign Government Bonds 12.7%
Brazil 4.3%
♦Brazil Letras do Tesouro Nacional
(zero coupon), due 4/1/17	BRL	32,900,000	9,797,108
(zero coupon), due 1/1/18		14,100,000	3,886,600

			13,683,708

France 1.1%
France Government Bond OAT
Series Reg S 1.85%, due 7/25/27	EUR	10,754	14,456
Series Reg S 2.25%, due 7/25/20		2,823,342	3,386,002

			3,400,458

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount		Value
Foreign Government Bonds (continued)
Germany 0.2%
Deutsche Bundesrepublik Inflation Linked Bond Series Reg S 1.75%, due 4/15/20	EUR	661,242	$772,498

Italy 1.2%
♦Italy Buoni Poliennali Del Tesoro
Series Reg S 0.10%, due 5/15/22 (b)		60,846	64,169
1.70%, due 9/15/18		1,759,410	1,932,385
Series Reg S 2.35%, due 9/15/24 (b)		1,213,152	1,457,055
Series Reg S 2.55%, due 9/15/41		98,368	129,825
Series Reg S 3.10%, due 9/15/26		106,684	137,175

			3,720,609

Japan 3.4%
♦Japan Treasury Discount Bill
(zero coupon), due 1/10/17	JPY	350,000,000	2,994,637
(zero coupon), due 2/6/17		860,000,000	7,360,092
Japanese Government CPI Linked Bond 0.10%, due 3/10/24		40,920,000	368,499

			10,723,228

Mexico 0.5%
Mexican Bonos de Proteccion al Ahorro 5.60%, due 1/4/18 (a)	MXN	32,600,000	1,615,524

New Zealand 0.7%
New Zealand Government Bond
Series Reg S 2.00%, due 9/20/25	NZD	1,900,000	1,387,273
Series Reg S 2.50%, due 9/20/35		800,000	574,484
Series Reg S 3.00%, due 9/20/30		500,000	395,937

			2,357,694

Spain 0.2%
Autonomous Community of Catalonia 4.95%, due 2/11/20	EUR	500,000	561,633

United Kingdom 1.1%
United Kingdom Gilt Inflation Linked
Series Reg S 0.125%, due 3/22/24	GBP	10,923	15,834

	Principal Amount		Value
United Kingdom (continued)
United Kingdom Gilt Inflation Linked (continued)
Series Reg S 0.125%, due 3/22/26	GBP	1,394,558	$2,075,603
Series Reg S 0.125%, due 3/22/46		657,414	1,316,521

			3,407,958

Total Foreign Government Bonds (Cost $43,408,213)			40,243,310

Mortgage-Backed Securities 3.0%
Agency Collateral (Collateralized Mortgage Obligation) 0.3%
Federal Home Loan Mortgage Corporation Strips Series 278, Class F1 1.154%, due 9/15/42 (a)		$930,487	926,207

Commercial Mortgage Loans (Collateralized Mortgage Obligations) 0.3%
Banc of America Commercial Mortgage Trust Series 2007-1, Class A1A 5.428%, due 1/15/49		79,063	78,985
JP Morgan Commercial Mortgage Securities Trust Series 2010-RR1, Class JPA 5.753%, due 6/18/49 (b)(d)		149,017	148,895
Morgan Stanley Capital I Trust Series 2007-IQ16, Class A4 5.809%, due 12/12/49		645,748	655,249

			883,129

Whole Loan (Collateralized Mortgage Obligations) 2.4%
BCAP LLC Trust Series 2011-RR5, Class 5A1 5.25%, due 8/26/37 (b)		2,732,435	2,810,393
Eurosail PLC
Series 2007-3A, Class A2B 0.679%, due 6/13/45 (a)(b)	GBP	4,013	4,936
Series 2007-3A, Class A3C 1.329%, due 6/13/45 (a)(b)		76,345	89,266
Series 2007-3X, Class A3C 1.329%, due 6/13/45 (a)		76,345	89,266
Series 2007-3X, Class A3A 1.329%, due 6/13/45 (a)		286,330	334,793
Marche Mutui Srl
Series 4, Class A 0.175%, due 2/25/55 (a)	EUR	42,591	44,823
Series 6, Class A1 1.938%, due 1/27/64 (a)		119,286	126,515

12	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Principal Amount		Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
Paragon Mortgages No. 13 PLC Series 13X, Class A1 0.641%, due 1/15/39 (a)	GBP	2,499,317	$2,848,869
Trinity Square PLC Series 2015-1, Class A 1.678%, due 7/15/51 (a)(b)		1,042,217	1,289,713

			7,638,574

Total Mortgage-Backed Securities (Cost $10,206,192)			9,447,910

U.S. Government & Federal Agencies 104.8%
♦Federal National Mortgage Association (Mortgage Pass-Through Securities) 5.4%
1.741%, due 6/1/43 (a)(e)		$523,579	533,338
2.872%, due 11/1/34 (a)(e)		729,155	773,006
3.00%, due 2/1/47 TBA (e)(f)		4,000,000	3,967,640
3.50%, due 1/1/47 TBA (e)(f)		3,000,000	3,074,766
3.50%, due 2/1/47 TBA (e)(f)		8,000,000	8,187,031
4.311%, due 12/1/36 (a)(e)		727,662	763,897

			17,299,678

♦United States Treasury Inflation—Indexed Bonds 37.2%
0.125%, due 4/15/21 (e)		4,171,309	4,195,182
0.375%, due 7/15/25 (e)		1,885,687	1,875,443
0.625%, due 2/15/43 (e)		1,829,366	1,674,882
0.75%, due 2/15/42 (e)		3,455,260	3,271,171
1.00%, due 2/15/46 (e)		5,682,236	5,706,249
1.375%, due 7/15/18 (e)		336,282	348,957
1.375%, due 2/15/44 (e)		24,694,780	26,949,685
1.75%, due 1/15/28 (e)		14,976,454	16,721,660
2.00%, due 1/15/26 (e)		3,921,541	4,417,867
2.125%, due 2/15/40 (e)		2,874,160	3,559,675
2.125%, due 2/15/41 (e)		1,556,344	1,937,433
2.375%, due 1/15/25 (e)		22,585,623	25,932,948
2.375%, due 1/15/27 (e)		2,373,268	2,780,167
2.50%, due 1/15/29 (e)		10,875,711	13,117,771
3.625%, due 4/15/28 (e)		4,124,792	5,423,780
3.875%, due 4/15/29 (e)		338,185	462,366

			118,375,236

♦United States Treasury Inflation—Indexed Notes 58.8%
0.125%, due 4/15/18 (e)		22,106,721	22,307,781
0.125%, due 4/15/19 (e)		7,313,902	7,405,202
0.125%, due 4/15/20 (e)		22,883,652	23,121,413
0.125%, due 1/15/22 (e)		20,578,968	20,613,870
0.125%, due 7/15/22 (e)		25,698,540	25,763,583
0.125%, due 1/15/23 (e)		27,960,507	27,753,991
0.125%, due 7/15/24 (e)		11,961,500	11,750,918
0.125%, due 7/15/26 (e)		433,621	419,311

	Principal Amount	Value
United States Treasury Inflation—Indexed Notes (continued)
0.25%, due 1/15/25 (e)	$5,021,057	$4,938,124
0.375%, due 7/15/23 (e)	10,729,564	10,825,648
0.625%, due 1/15/24 (e)	13,042,611	13,271,782
0.625%, due 1/15/26 (e)	2,797,548	2,822,113
1.375%, due 1/15/20 (e)	4,471,200	4,702,424
1.625%, due 1/15/18 (e)	346,143	355,189
1.875%, due 7/15/19 (e)	10,188,720	10,848,766

		186,900,115

♦United States Treasury Notes 3.4%
1.75%, due 11/30/21	6,460,000	6,411,802
2.00%, due 2/15/25	3,880,000	3,776,330
2.00%, due 11/15/26	400,000	384,859
2.125%, due 12/31/21	200,000	201,710

		10,774,701

Total U.S. Government & Federal Agencies (Cost $339,712,584)		333,349,730

Total Long-Term Bonds (Cost $451,148,993)		439,992,246

Purchased Put Option 0.0%‡
90-Day Pound Sterling Futures Strike Price $98.50 Expires 6/21/17, European Style	GBP 11,625,000	0

Total Purchased Option (Cost $5,783)		0

Short-Term Investments 36.2%
Repurchase Agreements 32.0%
Credit Agricole Corp. 0.50%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $1,300,018 (Collateralized by a United States Treasury Note with a rate of 3.75% and a maturity date of 11/15/18, with a Principal Amount of $1,261,000 and a Market Value of $1,321,391)	$1,300,000	1,300,000
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $506,414 (Collateralized by a United States Treasury Note with a rate of 2.50% and a maturity date of 8/15/23, with a Principal Amount of $505,000 and a Market Value of $517,173)	506,412	506,412

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

	Principal Amount	Value
Short-Term Investments (continued)
Repurchase Agreements (continued)
BNP Paribas S.A. 0.55%, dated 12/30/16 due 1/4/17 Proceeds at Maturity $50,000,764 (Collateralized by a United States Treasury Note with a rate of 2.25% and a maturity date of 11/15/24, with a Principal Amount of $51,477,900 and a Market Value of $51,171,246)	$50,000,000	$50,000,000
BNP Paribas S.A. 0.55%, dated 12/30/16 due 1/5/17 Proceeds at Maturity $50,000,764 (Collateralized by a United States Treasury Note with a rate of 2.25% and a maturity date of 11/15/24, with a Principal Amount of $51,474,700 and a Market Value of $51,168,065)	50,000,000	50,000,000

Total Repurchase Agreements (Cost $101,806,412)		101,806,412

Short Term Instruments (a) 4.1%
Barclays Bank PLC
1.745%, due 11/6/17	1,200,000	1,201,068
1.751%, due 9/8/17	900,000	901,395
Credit Suisse 1.753%, due 9/12/17	2,300,000	2,303,128
Mitsubishi UFJ Trust & Banking Corp. 1.713%, due 9/19/17	700,000	701,274
Natixis 1.688%, due 9/25/17	2,300,000	2,307,820
Norinchukin Bank 1.589%, due 10/12/17	2,500,000	2,505,775
Sumitomo Mitsui Banking Corp. 1.663%, due 9/15/17	900,000	901,485
Sumitomo Mitsui Trust Bank Ltd.
1.574%, due 10/6/17	700,000	701,148
1.723%, due 9/18/17	1,500,000	1,502,850

Total Short Term Instruments (Cost $13,000,000)		13,025,943

	Principal Amount	Value
U.S. Government & Federal Agencies 0.1%
United States Treasury Bills
0.432%, due 2/2/17 (g)	$121,000	$120,954
0.452%, due 2/9/17 (g)	77,000	76,963
0.514%, due 3/9/17 (g)	64,000	63,944

Total U.S. Government & Federal Agencies (Cost $261,857)		261,861

Total Short-Term Investments (Cost $115,068,269)		115,094,216

Total Investments, Before Investments Sold Short (Cost $566,223,045) (h)	174.6%	555,086,462

Investments Sold Short (20.0%) U.S. Government & Federal Agency Security Sold Short (1.3%)
Federal National Mortgage Association (Mortgage Pass-Through Securities) (f)	(4,000,000)	(4,099,688)

Total U.S. Government & Federal Agency Security Sold Short (Cost $4,052,217)		(4,099,688)

Reverse Repurchase Agreements (18.7%)
Credit Agricole Corp. (0.76%), dated 12/29/16 due 1/12/17 Proceeds at Maturity $(59,547,327) (Collateralized by United States Treasury Inflation Protected Bonds with rates between 0.13% and 1.38% and maturity dates between 4/15/21 and 2/15/44 with a Principal Amount of $(57,755,543) and a Market Value of $(59,888,031))	(59,500,850)	(59,500,850)

Total Reverse Repurchase Agreements (Cost $59,500,850)		(59,500,850)

Total Investments Sold Short (Cost $63,553,067)		(63,600,538)

Total Investments, Net of Investments Sold Short (Cost $502,669,978)	154.6	491,485,924
Other Assets, Less Liabilities	(54.6)	(173,420,133)
Net Assets	100.0%	$318,065,791

14	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

‡	Less than one-tenth of a percent.

(a)	Floating rate—Rate shown was the rate in effect as of December 31, 2016.

(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(c)	Step coupon—Rate shown was the rate in effect as of December 31, 2016.

(d)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of December 31, 2016.

(e)	Delayed delivery security.
(f)	TBA—Securities purchased on a forward commitment basis with an approximate principal amount and maturity date. The actual principal amount and maturity date will be determined upon settlement. As of December 31, 2016, the total net market value of these securities was $11,129,749, which represented 3.5% of the Portfolio’s net assets. All or a portion of these securities are a part of a mortgage dollar roll agreement.

(g)	Interest rate shown represents yield to maturity.

(h)	As of December 31, 2016, cost was $566,502,794 for federal income tax purposes and net unrealized depreciation was as follows:

Gross unrealized appreciation	$1,454,321
Gross unrealized depreciation	(12,870,653)

Net unrealized depreciation	$(11,416,332)

As of December 31, 2016, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Brazilian Real vs. U.S. Dollar	2/2/17	JPMorgan Chase Bank N.A.	BRL	2,738,143	$824,059	$10,345
Brazilian Real vs. U.S. Dollar	1/4/17	JPMorgan Chase Bank N.A.		21,706,651	6,397,464	271,862
Danish Krone vs. U.S. Dollar	1/3/17	JPMorgan Chase Bank N.A.	DKK	536,110	80,000	(4,091)
Euro vs. U.S. Dollar	1/6/17	Credit Suisse International	EUR	524,000	566,109	(14,438)
Euro vs. U.S. Dollar	1/6/17	JPMorgan Chase Bank N.A.		10,186,000	10,642,333	81,564
Indian Rupee vs. U.S, Dollar	1/17/17	JPMorgan Chase Bank N.A.	INR	107,994,610	1,602,770	(13,481)
Japanese Yen vs. U.S. Dollar	1/6/17	JPMorgan Chase Bank N.A.	JPY	106,800,000	940,301	(26,425)
Japanese Yen vs. U.S. Dollar	1/6/17	Credit Suisse International		103,100,000	911,023	(28,807)
Mexican Peso vs. U.S. Dollar	2/13/17	Credit Suisse International	MXN	13,035,000	692,749	(67,389)
Mexican Peso vs. U.S. Dollar	2/13/17	JPMorgan Chase Bank N.A.		17,833,000	847,979	7,568
Pound Sterling vs. U.S. Dollar	2/14/17	Credit Suisse International	GBP	958,000	1,202,724	(20,851)
Russian Ruble vs. U.S. Dollar	2/22/17	JPMorgan Chase Bank N.A.	RUB	16,650,400	260,000	8,957
Russian Ruble vs. U.S. Dollar	2/22/17	Credit Suisse International		33,136,170	534,282	972
Singapore Dollar vs. U.S. Dollar	1/17/17	Bank of America N.A.	SGD	1,119,000	774,287	(1,659)
Yuan Renminbi vs. U.S. Dollar	1/6/17	JPMorgan Chase Bank N.A.	CNY	11,905,646	1,766,416	(53,397)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Australian Dollar vs. U.S. Dollar	1/6/17	JPMorgan Chase Bank N.A.	AUD	1,053,000	776,978	17,125
Brazilian Real vs. U.S. Dollar	4/4/17	JPMorgan Chase Bank N.A.	BRL	32,900,000	9,486,809	(375,153)
Brazilian Real vs. U.S. Dollar	1/3/18	JPMorgan Chase Bank N.A.		14,100,000	3,836,640	(142,234)
Brazilian Real vs. U.S. Dollar	1/4/17	JPMorgan Chase Bank N.A.		20,238,143	4,947,803	(1,270,324)
Danish Krone vs. U.S. Dollar	4/3/17	JPMorgan Chase Bank N.A.	DKK	44,067,000	6,696,388	425,384
Danish Krone vs. U.S. Dollar	7/3/17	JPMorgan Chase Bank N.A.		16,734,000	2,550,741	157,381
Danish Krone vs. U.S. Dollar	10/2/17	JPMorgan Chase Bank N.A.		7,969,000	1,221,493	75,619
Danish Krone vs. U.S. Dollar	10/3/17	JPMorgan Chase Bank N.A.		1,843,000	280,387	15,364
Danish Krone vs. U.S. Dollar	1/3/17	JPMorgan Chase Bank N.A.	DKK	16,078,000	2,397,443	120,910
Danish Krone vs. U.S. Dollar	1/3/17	Credit Suisse International		810,000	113,974	(716)
Euro vs. U.S. Dollar	1/6/17	JPMorgan Chase Bank N.A.	EUR	10,710,000	11,402,860	127,292

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2016 (continued)

Foreign Currency Sales Contracts	Expiration Date	Counterparty	Contract Amount Sold		Contract Amount Purchased	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	2/2/17	JPMorgan Chase Bank N.A.	EUR	10,186,000	$10,656,899	$(81,255)
Japanese Yen vs. U.S. Dollar	1/10/17	JPMorgan Chase Bank N.A.	JPY	350,000,000	3,459,293	463,339
Japanese Yen vs. U.S. Dollar	2/6/17	Credit Suisse International		860,000,000	8,211,396	839,897
Japanese Yen vs. U.S. Dollar	1/6/17	JPMorgan Chase Bank N.A.		251,272,803	2,200,628	50,514
Mexican Peso vs. USD	2/13/17	JPMorgan Chase Bank N.A.	MXN	32,164,508	1,687,886	144,778
New Zealand Dollar vs. U.S. Dollar	1/6/17	JPMorgan Chase Bank N.A.	NZD	3,536,000	2,502,565	46,196
Pound Sterling vs. U.S. Dollar	2/14/17	JPMorgan Chase Bank N.A.	GBP	8,611,000	10,883,247	259,958
Singapore Dollar vs. U.S. Dollar	1/17/17	Credit Suisse International	SGD	1,119,000	792,535	19,906
Singapore Dollar vs. U.S. Dollar	3/17/17	Bank of America N.A.		1,119,000	774,046	1,623
Yuan Renminbi vs. U.S. Dollar	1/17/17	JPMorgan Chase Bank N.A.	CNY	32,690,799	4,812,495	110,971
Yuan Renminbi vs. U.S. Dollar	2/15/17	JPMorgan Chase Bank N.A.		5,996,077	874,000	12,648
Yuan Renminbi vs. U.S. Dollar	1/6/17	JPMorgan Chase Bank N.A.		11,905,646	1,731,849	18,829
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$1,188,782

1.	As of December 31, 2016, cash in the amount of $830,000 was due to the broker for foreign currency forward contracts.

As of December 31, 2016, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
2-Year United States Treasury Note	(77)	March 2017	$(16,684,938)	$19,177
5-Year United States Treasury Note	8	March 2017	941,313	8,304
10-Year United States Treasury Note	(58)	March 2017	(7,208,313)	22,643
Euro BOBL	(25)	March 2017	(3,516,642)	(32,394)
Euro-BTP	(27)	March 2017	(3,845,721)	(70,543)
Euro Bund	17	March 2017	2,937,474	29,154
Euro-OAT	(21)	March 2017	(3,356,081)	(34,169)
Ultra Long United States Treasury Bond	28	March 2017	4,487,000	(40,894)
United States Treasury Long Bond	(46)	March 2017	(6,930,188)	54,204

			$(33,176,096)	$(44,518)

1.	As of December 31, 2016, cash in the amount of $530,000 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2016.

Written Options on Futures Contracts

Description	Counterparty	Strike Price	Expiration Date	Notional Amount		Premium (Received)	Market Value
Put-10-Year United States Treasury Note, American Style	Morgan Stanley & Co., LLC	122.50	1/27/2017		$(16,000)	$(7,481)	$(2,750)
Put-90-Day Pound Sterling Future, European Style	Morgan Stanley & Co., LLC	98.00	6/21/2017	GBP	(11,625,000)	(1,347)	0
						$(8,828)	$(2,750)

16	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Written Inflation-Capped Options

Description	Counterparty	Initial Index	Floating Rate	Expiration Date	Notional Amount	Premium (Received)	Market Value
Floor-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style	JPMorgan Chase Bank N.A.	238.643	Maximum of [0, Final Index/Initial Index]	10/2/2020	$(1,900,000)	$(35,068)	$(16,514)
Cap-OTC USA Non-Revised Consumer Price Index-Urban (CPI-U), American Style	JPMorgan Chase Bank N.A.	234.781	Maximum of [0, Final Index/Initial Index –(1 + 4.000%)10]	5/16/2024	(300,000)	(2,085)	(200)
						$(37,153)	$(16,714)

Swap Contracts

As of December 31, 2016, the Portfolio held the following open OTC inflation swap agreements1:

Notional Amount		Currency	Expiration Date	Counterparty	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
USD	8,000,000	USD	11/16/2017	Credit Suisse International	Fixed 2.32%	12-Month USD-CPI	$—	$(417,266)	$(417,266)
GBP	2,000,000	GBP	6/15/2030	Credit Suisse International	UK RPI	Fixed 3.40%	1,544	(12,864)	(11,320)
							$1,544	$(430,130)	$(428,586)

As of December 31, 2016, the Portfolio held the following open centrally cleared inflation swap agreements1:

Notional Amount		Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
EUR	200,000	EUR	9/15/2018	Fixed 0.63%	12-Month USD-CPI	$(512)	$830	$1,342
	1,000,000		11/15/2018	Fixed 0.89%	12-Month USD-CPI	1,620	6,240	4,620
USD	1,300,000	USD	11/25/2020	Fixed 2.02%	12-Month USD-CPI	—	8,375	8,375
	1,300,000		11/23/2020	Fixed 2.03%	12-Month USD-CPI	—	8,176	8,176
EUR	2,300,000	EUR	12/15/2026	12-Month EUR-CPI	Fixed 1.39%	(3,958)	(22,370)	(18,412)
GBP	2,300,000	GBP	6/15/2030	UK RPI	Fixed 3.40%	(26,684)	(14,794)	11,890
	2,100,000		4/15/2031	UK RPI	Fixed 3.14%	(212,458)	(215,052)	(2,594)
	2,340,000		10/15/2031	UK RPI	Fixed 3.53%	(31,236)	(36,530)	(5,294)
	500,000		10/15/2046	UK RPI	Fixed 3.59%	(28,145)	(20,326)	7,819
						$(301,373)	$(285,451)	$15,922

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Portfolio of Investments December 31, 2016 (continued)

As of December 31, 2016, the Fund held the following centrally cleared interest rate swap agreements1:

Notional Amount		Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
USD	2,500,000	USD	6/15/2018	3-Month USD-LIBOR	Fixed 1.25%	$(851)	$(2,073)	$(1,222)
	1,200,000		12/16/2020	Fixed 2.00%	3-Month USD-LIBOR	(22,575)	(8,112)	14,463
MXN	18,400,000	MXN	7/1/2021	MXN TIIE	Fixed 5.610%	(49,347)	(68,539)	(19,192)
	7,200,000		11/10/2021	MXN TIIE	Fixed 7.030%	(645)	(8,303)	(7,658)
	2,200,000		11/17/2021	MXN TIIE	Fixed 7.386%	—	(974)	(974)
USD	600,000	USD	12/21/2021	Fixed 1.50%	3-Month USD-LIBOR	8,590	13,276	4,686
	7,700,000		12/16/2022	3-Month USD-LIBOR	Fixed 2.25%	43,196	82,739	39,543
	6,000,000		12/19/2023	3-Month USD-LIBOR	Fixed 2.50%	(45,792)	15,112	60,904
MXN	13,900,000	MXN	11/4/2026	MXN TIIE	Fixed 7.380%	—	(26,200)	(26,200)
USD	4,650,000	USD	12/21/2026	Fixed 1.75%	3-Month USD-LIBOR	(117,042)	246,619	363,661
GBP	690,000	GBP	3/18/2045	Fixed 2.00%	6-Month GBP-LIBOR	101,221	(114,884)	(216,105)
JPY	6,100,000	JPY	12/21/2045	Fixed 1.50%	6-Month JPY-LIBOR	(19,180)	(9,700)	9,480
USD	200,000	USD	6/15/2046	Fixed 2.50%	3-Month USD-LIBOR	(17,442)	3,667	21,109
	3,100,000		6/15/2046	Fixed 2.50%	3-Month USD-LIBOR	(200,806)	88,141	288,947
	5,800,000		12/21/2046	Fixed 2.25%	3-Month USD-LIBOR	(465,271)	428,033	893,304
GBP	1,100,000	GBP	3/15/2047	Fixed 1.75%	6-Month GBP-LIBOR	(130,113)	(107,616)	22,497
	650,000		3/15/2047	Fixed 1.50%	6-Month GBP-LIBOR	41,341	(13,271)	(54,612)
	3,330,000		3/15/2027	Fixed 0.75%	6-Month GBP-LIBOR	253,716	199,487	(54,229)
USD	1,300,000	USD	12/19/2048	Fixed 2.75%	3-Month USD-LIBOR	29,018	(15,924)	(44,942)
						$(591,982)	$701,478	$1,293,460

As of December 31, 2016, the Fund held the following OTC credit default swap contracts1:

Reference entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation (Depreciation)[5]
United Mexican States	Credit Suisse International	6/20/2021	Sell	$2,700	1.00%	$63,809	$46,502	$18,207
Federative Republic of Brazil	Credit Suisse International	6/20/2021	Sell	1,700	1.00%	109,463	106,701	3,329
						$173,272	$153,203	$21,536

1.	As of December 31, 2016, cash in the amount of $1,819,000 was on deposit with brokers for swap agreements.

2.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at December 31, 2016.

18	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following abbreviations are used in the preceding pages:

AUD—Australian Dollar

BRL—Brazilian Real

CNY—Chinese Yuan

DKK—Danish Krone

EUR—Euro

GBP—British Pound Sterling

INR—Indian Rupee

JPY—Japanese Yen

MXN—Mexican Peso

NZD—New Zealand Dollar

RUB—Russian Ruble

SGD—Singapore Dollar

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$—	$15,046,604	$—	$15,046,604
Corporate Bonds	—	41,904,692	—	41,904,692
Foreign Government Bonds	—	40,243,310	—	40,243,310
Mortgage-Backed Securities	—	9,447,910	—	9,447,910
U.S. Government & Federal Agencies	—	333,349,730	—	333,349,730

Total Long-Term Bonds	—	439,992,246	—	439,992,246

Purchased Option	0	—	—	0
Short-Term Investments
Repurchase Agreement	—	101,806,412	—	101,806,412
Short Term Instruments	—	13,025,943	—	13,025,943
U.S. Government & Federal Agencies	—	261,861	—	261,861

Total Short-Term Investments	—	115,094,216	—	115,094,216

Total Investments in Securities	0	555,086,462	—	555,086,462

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	3,289,002	—	3,289,002
Futures Contracts (b)	133,482	—	—	133,482
Inflation Swap Contracts (b)	—	42,222	—	42,222
Interest Rate Swap Contracts (b)	—	1,718,594	—	1,718,594
Credit Default Swap Contracts (b)	—	21,536	—	21,536

Total Other Financial Instruments	133,482	5,071,354	—	5,204,836

Total Investments in Securities and Other Financial Instruments	$133,482	$560,157,816	$—	$560,291,298

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Portfolio of Investments December 31, 2016 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Bond Sold Short (a)
U.S. Government & Federal Agency Sold Short	$—	$(4,099,688)	$—	$(4,099,688)
Short-Term Investment Sold Short
Reverse Repurchase Agreement	—	(59,500,850)	—	(59,500,850)

Total Investments Sold Short	—	(63,600,538)	—	(63,600,538)

Other Financial Instruments
Foreign Currency Forward Contracts (b)	—	(2,100,220)	—	(2,100,220)
Futures Contracts (b)	(178,000)	—	—	(178,000)
Written Options	(2,750)	(16,714)	—	(19,464)
Inflation Swap Contracts (b)	—	(454,886)	—	(454,886)
Interest Rate Swap Contracts (b)	—	(425,134)	—	(425,134)

Total Other Financial Instruments	(180,750)	(2,996,954)	—	(3,177,704)

Total Investments in Securities Sold Short and Other Financial Instruments	$(180,750)	$(66,597,492)	$—	$(66,778,242)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of December 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2016 (a)
Long-Term Bonds
Loan Assignments
Greece	$1,043,280	$35,742	$65,713	$(9,235)	$—	$(1,135,500)	$—	$—	$—	$—

Total	$1,043,280	$35,742	$65,713	$(9,235)	$—	$(1,135,500)	$—	$—	$—	$—

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments” in the Statement of Operations.

Reverse Repurchase Agreements

Open Reverse Repurchase Agreements as of December 31, 2016 were as follows (a):

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed	Payable for Reverse Repurchase Agreements
Credit Agricole Corp.	(0.76)%	12/29/16	1/12/17	$59,500,850	$59,500,850

20	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Sale-Buyback Transactions (b)

Counterparty	Borrowing Rate	Borrowing Date	Maturity Date	Amount Borrowed	Payable for Sale-Buyback Transcations (c)
Barclays Capital Inc.	1.25%	12/22/16	1/23/17	$20,952,522	$20,927,042
Barclays Capital Inc.	1.25	12/22/16	1/23/17	23,479,958	23,451,462
Barclays Capital Inc.	1.25	12/22/16	1/23/17	3,772,031	3,773,792
Barclays Capital Inc.	1.26	12/22/16	1/23/17	10,078,810	10,078,987
Barclays Capital Inc.	1.25	12/23/16	1/23/17	640,016	639,238
Barclays Capital Inc.	0.15	12/29/16	1/3/17	6,401,054	6,402,209
Barclays Capital Inc.	1.25	12/29/16	1/5/17	855,538	855,390
					$66,128,120

(a)	During the year ended December 31, 2016, the Portfolio’s average amount of borrowing was $36,045,731 at a weighted average interest rate of 0.40%.

(b)	During the year ended December 31, 2016, the Portfolio’s average amount of borrowing was $145,226,780 at a weighted average interest rate of 0.59%.

(c)	Payable for sale-buyback transactions includes $(51,809) of deferred price drop.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $464,416,633)	$453,280,050
Repurchase agreement, at value (identified cost $101,806,412)	101,806,412
Cash collateral on deposit at broker	2,349,000
Cash denominated in foreign currencies (identified cost $278,628)	280,872
Receivables:
Investment securities sold	39,395,514
Interest	1,509,598
Fund shares sold	75,762
Variation margin on futures	15,011
Unrealized appreciation on OTC swap contracts	21,536
Other assets	2
Unrealized appreciation on foreign currency forward contracts	3,289,002

Total assets	602,022,759

Liabilities
Open reverse repurchase agreement (proceeds $59,500,850)	59,500,850
Investments sold short (proceeds $4,052,217)	4,099,688
Cash collateral due to broker	830,000
Written options, at value (premiums received $45,981)	19,464
Due to custodian	16
Payables:
Sale buyback transactions	66,179,929
Investment securities purchased	150,176,709
Premiums received for OTC swap contracts	174,816
Manager (See Note 3)	133,829
Fund shares redeemed	102,829
Professional fees	60,861
NYLIFE Distributors (See Note 3)	59,335
Interest on investments sold short	30,257
Custodian	21,014
Shareholder communication	19,224
Trustees	460
Variation margin on centrally cleared swap contracts	18,431
Accrued expenses	450
Unrealized depreciation on OTC swap contracts	428,586
Unrealized depreciation on foreign currency forward contracts	2,100,220

Total liabilities	283,956,968

Net assets	$318,065,791

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$37,908
Additional paid-in capital	391,435,473

391,473,381
Undistributed net investment income	4,382,556
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(68,664,812)
Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options	(10,252,252)
Net unrealized appreciation (depreciation) on investments sold short	(47,471)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	1,174,389

Net assets	$318,065,791

Initial Class
Net assets applicable to outstanding shares	$36,059,613

Shares of beneficial interest outstanding	4,292,012

Net asset value per share outstanding	$8.40

Service Class
Net assets applicable to outstanding shares	$282,006,178

Shares of beneficial interest outstanding	33,616,074

Net asset value per share outstanding	$8.39

22	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Interest	$10,377,452

Expenses
Manager (See Note 3)	1,588,359
Interest expense	1,011,111
Distribution/Service—Service Class (See Note 3)	707,318
Custodian	120,972
Professional fees	111,196
Shareholder communication	50,836
Trustees	8,337
Miscellaneous	22,034

Total expenses	3,620,163
Reimbursement from custodian (a)	(33,894)

Net expenses	3,586,269

Net investment income (loss)	6,791,183

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(6,323,765)
Futures transactions	(1,099,672)
Written option transactions	234,896
Swap transactions	(7,294,040)
Foreign currency transactions	1,485,017

Net realized gain (loss) on investments, futures transactions, swap transactions, written option transactions and foreign currency transactions	(12,997,564)

Net change in unrealized appreciation (depreciation) on:
Investments	18,125,720
Investments sold short	(47,471)
Futures contracts	(155,388)
Swap contracts	3,382,540
Written option contracts	10,275
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	70,825

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts, written options and foreign currency transactions	21,386,501

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	8,388,937

Net increase (decrease) in net assets resulting from operations	$15,180,120

(a)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	23

Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$6,791,183	$2,554,817
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	(12,997,564)	(8,775,635)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, written options, swap contracts and foreign currency transactions	21,386,501	(5,098,380)

Net increase (decrease) in net assets resulting from operations	15,180,120	(11,319,198)

Dividends to shareholders:
From net investment income:
Initial Class	(602,515)	(3,120,986)
Service Class	(3,989,745)	(12,536,845)

Total dividends to shareholders	(4,592,260)	(15,657,831)

Capital share transactions:
Net proceeds from sale of shares	38,669,160	84,932,533
Net asset value of shares issued to shareholders in reinvestment of dividends	4,592,260	15,657,831
Cost of shares redeemed	(87,850,451)	(62,620,725)

Increase (decrease) in net assets derived from capital share transactions	(44,589,031)	37,969,639

Net increase (decrease) in net assets	(34,001,171)	10,992,610

Net Assets
Beginning of year	352,066,962	341,074,352

End of year	$318,065,791	$352,066,962

Undistributed net investment income at end of year	$4,382,556	$3,313,288

24	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Cash Flows

for the year ended December 31, 2016

Cash flows provided by operating activities:
Net increase in net assets resulting from operations	$15,180,120
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Long term investments purchased	(693,150,457)
Long term investments sold	800,389,020
Sale of short term investments, net	169,721,994
Amortization (accretion) of discount and premium and inflation adjustments, net	(4,783,896)
Increase in investment securities sold receivable	(37,195,793)
Decrease in interest receivable	624,270
Decrease in deposit at brokers	626,869
Increase in other assets	(2)
Increase in unrealized appreciation on foreign currency forward contracts	(1,302,970)
Securities sold short	4,052,217
Decrease in premiums from written options	(68,892)
Decrease in investment securities purchased payable	(142,022,242)
Increase in interest payable for securities sold short	7,645
Increase in due to broker	151,000
Increase in professional fees payable	8,551
Decrease in custodian payable	(6,391)
Decrease in shareholder communication payable	(2,789)
Decrease in due to manager	(16,534)
Decrease in due to NYLIFE Distributors	(1,212)
Increase in due to Trustees	12
Decrease in unrealized appreciation on swap contracts	662,240
Decrease in unrealized depreciation on swap contracts	(97,109)
Increase in premiums received for open OTC swap contracts	157,754
Increase in unrealized depreciation on foreign currency forward contracts	1,232,371
Decrease in variation margin on derivative instruments	(221,178)
Decrease in accrued expenses and other liabilities	(916)
Net change in unrealized (appreciation) depreciation on investments	(18,125,720)
Net realized loss from investments	6,323,765
Net change in unrealized (appreciation) on securities sold short	47,471
Net change in unrealized depreciation on written options	(10,275)

Net cash provided by operating activities*	102,178,923

Cash flows used in financing activities:
Proceeds from shares sold	$38,682,534
Payment on shares redeemed	(87,938,335)
Decrease in due to custodian	(7,600)
Proceeds from reverse repurchase agreements	303,767,638
Payments on reverse repurchase agreements	(297,125,914)
Proceeds from sale-buyback transactions	7,415,883,766
Payments on sale-buyback transactions	(7,475,671,442)

Net cash used in financing activities	(102,409,353)

Net decrease in cash:	(230,430)

Cash and Foreign Currency at beginning of year	511,302

Cash and Foreign Currency at end of year	$280,872

Non cash financing activities not included herein consist of reinvestment of all distributions of $4,592,260

*	Included in operating expenses is cash of $1,003,466 paid for interest on borrowings.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	25

Financial Highlights selected per share data and ratios

	Year ended December 31,					February 17, 2012* through December 31,
Initial Class	2016		2015	2014	2013	2012
Net asset value at beginning of period	$8.11		$8.71	$9.44	$10.59	$10.00

Net investment income (loss) (a)	0.17		0.11	0.26	0.09	0.14
Net realized and unrealized gain (loss) on investments	0.21		(0.51)	(0.18)	(1.05)	0.47
Net realized and unrealized gain (loss) on foreign currency transactions	0.05		0.19	0.18	(0.01)	(0.02)

Total from investment operations	0.43		(0.21)	0.26	(0.97)	0.59

Less dividends and distributions:
From net investment income	(0.14)		(0.39)	(0.09)	(0.12)	—
From net realized gain on investments	—		—	(0.90)	(0.06)	—

Total dividends and distributions	(0.14)		(0.39)	(0.99)	(0.18)	—

Net asset value at end of period	$8.40		$8.11	$8.71	$9.44	$10.59

Total investment return (b)	5.28%		(2.51%)	2.50%	(9.08%)	5.90	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.05	%(d)	1.26%	2.74%	0.88%	1.51	%††
Net expenses (f)	0.91	%(e)	0.72%	0.64%	0.61%	0.62	%††
Portfolio turnover rate (g)	143%		84%	85%	88%	44%
Net assets at end of period (in 000’s)	$36,060		$68,794	$9,479	$9,678	$12,642

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.04%.
(e)	Without the custody fee reimbursement, net expenses would have been 0.92%.
(f)	Includes interest expenses of 0.32%, 0.15%, 0.08%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the years ended December 31, 2016, 2015, 2014, 2013 and the period ended December 31, 2012, respectively.
(g)	The portfolio turnover rates not including dollar rolls were 91%, 59%, 49%, and 88% for the years ended December 31, 2016, 2015, 2014, 2013 and 43% for the period ended December 31, 2012.

26	MainStay VP PIMCO Real Return Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

	Year ended December 31,					February 17, 2012* through December 31,
Service Class	2016		2015	2014	2013	2012
Net asset value at beginning of period	$8.10		$8.70	$9.42	$10.58	$10.00

Net investment income (loss) (a)	0.18		0.05	0.24	0.07	0.12
Net realized and unrealized gain (loss) on investments	0.19		(0.46)	(0.18)	(1.05)	0.48
Net realized and unrealized gain (loss) on foreign currency transactions	0.04		0.17	0.18	(0.01)	(0.02)

Total from investment operations	0.41		(0.24)	0.24	(0.99)	0.58

Less dividends and distributions:
From net investment income	(0.12)		(0.36)	(0.06)	(0.11)	—
From net realized gain on investments	—		—	(0.90)	(0.06)	—

Total dividends and distributions	(0.12)		(0.36)	(0.96)	(0.17)	—

Net asset value at end of period	$8.39		$8.10	$8.70	$9.42	$10.58

Total investment return (b)	5.03%		(2.76%)	2.26%	(9.26%)	5.80	%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.15	%(d)	0.56%	2.52%	0.67%	1.32	%††
Net expenses (f)	1.16	%(e)	0.97%	0.87%	0.82%	0.81	%††
Portfolio turnover rate (g)	143%		84%	85%	88%	44%
Net assets at end of period (in 000’s)	$282,006		$283,273	$331,595	$356,681	$475,807

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Without the custody fee reimbursement, net investment income (loss) would have been 2.14%.
(e)	Without the custody fee reimbursement, net expenses would have been 1.17%.
(f)	Includes interest expenses of 0.32%, 0.15%, 0.08%, 0.07% and 0.05% incurred as a result of entering into reverse repurchase agreements and dollar roll transactions for the years ended December 31, 2016, 2015, 2014, 2013 and the period ended December 31, 2012, respectively.
(g)	The portfolio turnover rates not including dollar rolls were 91%, 59%, 49% and 88% for the years ended December 31, 2016, 2015, 2014, 2013 and 43% for the period ended December 31, 2012.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	27

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP PIMCO Real Return Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time. Since the portfolio has historically operated as a “diversified” portfolio, it will not operate as “non-diversified” without first obtaining shareholder approval.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on February 17, 2012. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 of the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek maximum real return, consistent with preservation of real capital and prudent investment management.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

28	MainStay VP PIMCO Real Return Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Portfolio of Investments.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded.

Options contracts are valued at the last posted settlement price on the market where such options are primarily traded.

Debt securities are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisor. Those values reflect broker/dealer supplied prices and electronic data processing techniques if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and

29

Notes to Financial Statements (continued)

ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Fund. Under the supervision of the Board, the Manager or Subadvisor determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was determined as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the

“Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayment of principal on mortgage

30	MainStay VP PIMCO Real Return Portfolio

backed securities. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred of related parties to the Portfolio, are shown in the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of a Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of December 31, 2016, all open futures contracts are shown in the Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to

31

Notes to Financial Statements (continued)

market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Portfolio’s Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities—at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2016, all swap positions outstanding are shown in the Portfolio’s Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are

32	MainStay VP PIMCO Real Return Portfolio

recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Statements of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to an interest rate (most often the LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

(M)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

33

Notes to Financial Statements (continued)

The Portfolio may purchase or write inflation-capped options to enhance returns or for hedging opportunities. An inflation-capped option pays out if inflation exceeds a certain level over a specified period of time. The purpose of purchasing inflation-capped options is to protect the Portfolio from inflation erosion above a certain rate on a given notional exposure. When the Portfolio writes an inflation-capped option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written.

During the year ended December 31, 2016, the Portfolio had the following transactions in written Inflation-Capped Options, Foreign Currency Options and Options on Futures Contracts:

	Notional Amount	Premium
Options outstanding at December 31, 2015	$75,075,000	$58,428
Options written	32,745,000	278,204
Options bought back	(84,957,000)	(139,579)
Options exercised	(1,987,000)	(67,100)
Options expired	(7,035,000)	(83,972)
Options outstanding at December 31, 2016	$13,841,000	$45,981

(N)  Interest Rate Swaptions.  The Portfolio may enter into interest rate or credit default swaption agreements. A swaption is an option to enter into a pre-defined swap agreement at a specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed rate buyer. The credit default swaption agreement will specify whether the buyer of the swaption will be buying protection or selling protection.

As of December 31, 2016, the Portfolio had the following transactions in Interest Rate Swaptions:

	Notional Amount	Premium
Options outstanding at December 31, 2015	$7,100,000	$56,445
Options written	40,800,000	61,455
Options bought back	(31,000,000)	(43,815)
Options expired	(16,900,000)	(74,085)
Options outstanding at December 31, 2016	$—	$—

The Portfolio invested in inflation rate swaps to defend against potential rising interest rates. The Portfolio also invested in foreign currency forward contracts to hedge against the risk of loss due to changing currency exchange rates. The Portfolio wrote call options to decrease the Portfolio’s exposure to underlying instruments.

Fair value of derivative instruments as of December 31, 2016:

(O)  Loan Assignments, Participations and Commitments.  The Portfolio may invest in loans. Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Portfolio records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate.

The loans in which the Portfolio may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Portfolio may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Portfolio purchases an assignment from a lender, the Portfolio will generally have direct contractual rights against the borrower in favor of the lender. If the Portfolio purchases a participation interest either from a lender or a participant, the Portfolio typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Portfolio is subject to the credit risk of the lender or participant who sold the participation interest to the Portfolio, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enters into bankruptcy, the Portfolio may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.

Unfunded commitments represent the remaining obligation of the Portfolio to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Asset and Liabilities. As of December 31, 2016, the Portfolio did not hold any unfunded commitments.

(P)  Dollar Rolls.  The Portfolio may enter into dollar roll transactions in which it sell mortgage-backed securities (“MBS”) from its portfolio to a counterparty from whom the Portfolio simultaneously agrees to buy a similar security on a delayed delivery basis. The Portfolio generally transfers MBS where the MBS are “to be announced,” therefore, the Portfolio accounts for these transactions as purchases and sales.

When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from a portfolio and a realized gain or loss is recognized. The securities the Portfolio has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Portfolio foregos principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. The Portfolio maintains liquid assets from its respective portfolio having a value not less than the repurchase price, including accrued interest. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Portfolio at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.

The Portfolio accounts for a dollar roll transaction as a purchase and sale whereby the difference in the sales price and purchase price of the security sold is recorded as a realized gain (loss).

34	MainStay VP PIMCO Real Return Portfolio

(Q)  Reverse Repurchase Agreements.  The Portfolio may enter into reverse repurchase agreements with banks or broker/dealers, which involve the sale of a security by a Portfolio and its agreement to repurchase the instrument at a specified time and price. Under a reverse repurchase agreement, the Portfolio continues to receive any principal and interest payments on the underlying security during the term of the agreement. These agreements involve the sale of debt securities, or Obligations, held by a Portfolio, with an agreement to repurchase the Obligations at an agreed upon price, date and interest payment. The proceeds will be used to purchase other debt securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. Reverse repurchase agreements will be utilized, when permitted by law, only when the interest income to be earned from the investment of the proceeds from the transaction is greater than the interest expense of the reverse repurchase transaction.

The Portfolio will limit its investments in reverse repurchase agreements and other borrowing to no more than 33  1/3%, or as otherwise limited herein, of its total assets. While a reverse repurchase agreement is outstanding, the Portfolios will maintain liquid assets in an amount at least equal in value to the Portfolios’ commitments to cover their obligations under the agreement. The use of reverse repurchase agreements by the Portfolio creates leverage that increases the Portfolio’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. If the buyer of the Obligation subject to the reverse repurchase agreement becomes bankrupt, realization upon the underlying securities may be delayed and there is a risk of loss due to any decline in their value.

(R)  Sale-Buybacks.  The Portfolio may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by the Portfolio to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Portfolio is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Portfolio are reflected as a liability on the Statement of Assets and Liabilities. The Portfolio will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the “price drop”. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Portfolio would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Portfolio and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statement of Operations. Interest payments based upon negotiated financing terms made by the Portfolio to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Portfolio may receive a fee for use of the security by the counterparty, which may result in interest income to the Portfolio. The Portfolio will segregate cash or liquidity assets, enter into off-setting transactions or use other measures permitted by applicable laws to “cover” the Portfolio’s current obligations.

(S)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(B)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Statement of Assets and Liabilities.

(T)  Delayed Delivery Transactions.  The Portfolio may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Portfolio may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Portfolio has sold a security it owns on a delayed delivery basis, the Portfolio does not participate in future gains and losses with respect to the security.

(U)  Treasury Inflation-Protected Securities.  The Portfolio invests in Treasury Inflation-Protected Securities (“TIPS”) which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statements of Operations. TIPS are subject to interest rate risk.

(V)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State

35

Notes to Financial Statements (continued)

Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(W)  Securities Risk.  The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region. Investments in the Portfolio are not guaranteed, even though some of the Portfolio’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the fund’s investment. If interest rates rise, less of the debt may be prepaid and the fund may lose money. Funds that invest in bonds are subject to interest-rate risk and can lose principal value when interest rates rise.

Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.

In order to better define its contractual rights and to secure rights that will help a Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio declines below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities or Consolidated Statement of Assets and Liabilities.

(X)  Indemnifications.   Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Portfolio. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

36	MainStay VP PIMCO Real Return Portfolio

(Y)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio invested in futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of December 31, 2016:

Asset Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options (a)	$—	$—	$133,482	$133,482
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	21,536	—	—	21,536
Centrally Cleared Swap Contracts	Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options (b)	—	—	1,760,816	1,760,816
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	3,289,002	—	3,289,002

Total Fair Value		$21,536	$3,289,002	$1,894,298	$5,204,836

Liability Derivatives

	Statement of Assets and Liabilities Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Written options, at value	$—	$—	$(19,464)	$(19,464)
Futures Contracts	Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options (a)	—	—	(178,000)	(178,000)
OTC Swap Contracts	Unrealized depreciation on swap contracts	—	—	(428,586)	(428,586)
Centrally Cleared Swap Contracts	Net unrealized appreciation (depreciation) on investments, swap contracts, futures contracts and written options (b)	—	—	(451,434)	(451,434)
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	—	(2,100,220)	—	(2,100,220)

Total Fair Value		$—	$(2,100,220)	$(1,077,484)	$(3,177,704)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Portfolio of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

37

Notes to Financial Statements (continued)

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2016:

Realized Gain (Loss)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investments/security transactions	$—	$(60,183)	$(83,269)	$(143,452)
Written Options	Net realized gain (loss) on written option transactions	—	62,637	172,259	234,896
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	(1,099,672)	(1,099,672)
Swap Contracts	Net realized gain (loss) on swap transactions	(340,720)	—	(6,953,320)	(7,294,040)
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	(26,001)	—	(26,001)

Total Realized Gain (Loss)		$(340,720)	$(23,547)	$(7,964,002)	$(8,328,269)

Change in Unrealized Appreciation (Depreciation)

	Statement of Operations Location	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	Net change in unrealized appreciation (depreciation) on written options	$—	$—	$10,275	$10,275
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	—	—	(155,388)	(155,388)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	22,857	—	3,359,683	3,382,540
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	70,599	—	70,599

Total Change in Unrealized Appreciation (Depreciation)		$22,857	$70,599	$3,214,570	$3,308,026

Average Notional Amount

	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Written Options	$—	$(3,019,875)	$(15,034,417)	$(18,054,292)
Written Inflation—Capped Options	—	—	(2,200,000)	(2,200,000)
Purchased Options	—	900,000 (a)	122,158,455 (b)	123,058,455
Interest Rate Swaption Contracts	—	—	—	—
Futures Contracts Long	—	—	28,157,043	28,157,043
Futures Contracts Short	—	—	(69,324,584)	(69,324,584)
Swap Contracts	11,366,667	—	100,319,770	111,686,437
Forward Contracts Long	—	19,926,964	—	19,926,964
Forward Contracts Short	—	(89,531,278)	—	(89,531,278)

(a)	Positions were open two months during the reporting period.

(b)	Positions were open eleven months during the reporting period.

38	MainStay VP PIMCO Real Return Portfolio

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral received by the Portfolio as of December 31, 2016.

Counterparty	Gross Assets in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Received	Net Amount of Derivative Assets*
JPMorgan Chase Bank N.A.	$2,426,604	$(1,983,074)	$(443,530)	$—
Credit Suisse International	882,311	(560,787)	—	321,524
Bank of America N.A.	1,623	(1,623)	—	—

	$3,310,538	$(2,545,484)	$(443,530)	$321,524

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under a master netting agreement, or similar agreement, and net of the related collateral pledged by the Portfolio as of December 31, 2016.

Counterparty	Gross Liabilities in Statement of Assets and Liabilities	Derivative assets/(liabilities) available for offset	Collateral Pledged	Net Amount of Derivative Liabilities†
JPMorgan Chase Bank N.A.	$1,983,074	$(1,983,074)	$—	$—
Credit Suisse International	560,787	(560,787)	—	—
Bank of America N.A.	1,659	(1,623)	—	36
Morgan Stanley & Co., LLC	2,750	—	—	2,750

	$2,548,270	$(2,545,484)	$—	$2,786

*	Represents the net amount receivable from the counterparty in the event of default.

†	Represents the net amount payable to the counterparty in the event of default.

Certain Transfers Accounted for as Secured Borrowings

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater than 90 days	Total
Reverse Repurchase Agreements United States Treasury Obligations	$—	$59,500,850	$—	$—	$59,500,850
Sale-Buyback Transactions United States Treasury Obligations	$—	$66,179,929	$—	$—	$66,179,929

Total Borrowings	$—	$125,680,779	$—	$—	$125,680,779

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$125,680,779

Borrowings and other financing transactions summary

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received)/pledged as of December 31, 2016:

Counterparty	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral (Received)/ Pledged	Net Exposure (a)
Global/Master Repurchase Agreement Credit Agricole Corp.	$(59,500,850)	$—	$(59,500,850)	$59,888,031	$387,181
Master Securities Forward Transaction Agreement Barclays Capital Inc.	—	(66,128,120)	(66,128,120)	66,368,874	240,754

Total Borrowings and Other Financing Transactions	$(59,531,107)	$(66,128,120)

(a)	Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity.

39

Notes to Financial Statements (continued)

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Pacific Investment Management Company LLC (“PIMCO”), a registered investment adviser, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets of 0.50%. During the year ended December 31, 2016, the effective management fee rate was 0.50%.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $1,588,359.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,949,446	$(68,579,165)	$—	$(9,777,871)	$(73,407,590)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, swaps, marked to market adjustments on derivatives, and Treasury Inflation Protection securities.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$(1,129,655)	$1,129,655	$—

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss), and swap adjustments.

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $68,425,268, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Unlimited	$20,197	$48,228

During the years ended December 31, 2016 and December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$4,592,260	$—	$15,657,831	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of

40	MainStay VP PIMCO Real Return Portfolio

0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of U.S. government securities were $635,849 and $711,768, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $57,301 and $88,621, respectively.

The Portfolio may purchase securities from or sell to other portfolios managed by the respective Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 of the 1940 Act. The Rule 17a-7 transactions during the year ended December 31, 2016, were as follows:

Purchases (000’s)	Sales (000’s)	Realized Gain/(Loss) (000’s)
$10,341	$3,987	$85

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	1,421,724	$12,250,897
Shares issued to shareholders in reinvestment of dividends and distributions	70,661	602,515
Shares redeemed	(5,678,537)	(46,409,208)

Net increase (decrease)	(4,186,152)	$(33,555,796)

Year ended December 31, 2015:
Shares sold	7,884,813	$69,916,635
Shares issued to shareholders in reinvestment of dividends and distributions	377,822	3,120,986
Shares redeemed	(872,544)	(7,442,247)

Net increase (decrease)	7,390,091	$65,595,374

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	3,123,241	$26,418,263
Shares issued to shareholders in reinvestment of dividends and distributions	468,328	3,989,745
Shares redeemed	(4,948,145)	(41,441,243)

Net increase (decrease)	(1,356,576)	$(11,033,235)

Year ended December 31, 2015:
Shares sold	1,734,616	$15,015,898
Shares issued to shareholders in reinvestment of dividends and distributions	1,519,494	12,536,845
Shares redeemed	(6,416,323)	(55,178,478)

Net increase (decrease)	(3,162,213)	$(27,625,735)

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

41

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP PIMCO Real Return Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets, and of cash flows and the financial highlights present fairly, in all material respects, the financial position of MainStay VP PIMCO Real Return Portfolio (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

42	MainStay VP PIMCO Real Return Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreement (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay PIMCO Real Return Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Pacific Investment Management Company LLC (“PIMCO”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and PIMCO in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and PIMCO (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates and PIMCO and responses from New York Life Investments and PIMCO to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and

Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and PIMCO; (ii) the investment performance of the Portfolio, New York Life Investments and PIMCO; (iii) the costs of the services provided, and profits realized, by New York Life Investments and PIMCO from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and PIMCO. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and PIMCO. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and PIMCO resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and PIMCO

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including

43

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of PIMCO. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that PIMCO provides to the Portfolio. The Board evaluated PIMCO’s experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined PIMCO’s track records and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at PIMCO, and PIMCO’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by PIMCO. The Board also reviewed PIMCO’s willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and PIMCO’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In considering the Portfolio’s investment performance, the Board focused principally on the Portfolio’s long-term performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or PIMCO had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and PIMCO to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and PIMCO

The Board considered the costs of the services provided by New York Life Investments and PIMCO under the Agreements and the profits realized by New York Life Investments and its affiliates and PIMCO due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from PIMCO, the Board considered representations from PIMCO and New York Life Investments that the subadvisory fee paid by New York Life Investments to PIMCO for services provided to the Portfolio was the result of arm’s-length negotiations. Because PIMCO’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In evaluating the costs of the services provided by New York Life Investments and PIMCO and profits realized by New York Life Investments and its affiliates and PIMCO, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and PIMCO must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and PIMCO to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits

44	MainStay VP PIMCO Real Return Portfolio

from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. In this regard, the Board also requested and received information from New York Life Investments and PIMCO concerning other business relationships between PIMCO and its affiliates and New York Life Investments and its affiliates.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of

New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements. With respect to PIMCO, the Board concluded that any profits realized by PIMCO due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and PIMCO and are based on fees paid to PIMCO by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to PIMCO are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic

45

Board Consideration and Approval of Management Agreement and

Subsidiary Agreement (Unaudited) (continued)

Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and PIMCO on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

46	MainStay VP PIMCO Real Return Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

47

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

48	MainStay VP PIMCO Real Return Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

49

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

50	MainStay VP PIMCO Real Return Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

51

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1723315	MSVPPRR11-02/17 (NYLIAC) NI528

MainStay VP Absolute Return Multi-Strategy Portfolio

(Formerly known as MainStay VP Marketfield Portfolio)

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year[2]	Since Inception[2] (5/1/13)	Gross Expense Ratio[3]
Initial Class Shares	0.10%	–2.71%	1.70%
Service Class Shares	–0.17	–2.86	1.95

Benchmark Performance	One Year	Since Inception (5/1/13)
HFRX Absolute Return Index[4]	0.31%	1.81%
S&P 500® Index[5]	11.96	12.00
Average Lipper Variable Products Alternative Other Portfolio[6]	6.29	2.67

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Consolidated Financial Statements.
2.	The Portfolio commenced operations on May 1, 2013. Effective January 15, 2016, the Portfolio replaced its subadvisor. Effective January 19, 2016, the Portfolio revised its principal investment strategies. The performance shown above reflects the Portfolio’s prior subadvisor and principal investment strategies. Past performance may have been different if the new Subadvisors or revised principal investment strategies had been in place during the period.
3.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
4.	The HFRX Absolute Return Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The HFRX Absolute Return Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of eligible hedge fund strategies, including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.

The S&P 500® Index is the Portfolio’s secondary benchmark index for comparison purposes. The S&P 500® is a trademark of The McGraw-Hill Companies Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

6.	The Average Lipper Variable Products Alternative Other Portfolio is representative of portfolios that, by prospectus language, seek total returns through the use of alternative investment strategies. These strategies include but are not limited to equity market neutral, long/short equity, global macro, event driven, credit focus or through the use of several different hedge-like strategies. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Absolute Return Multi-Strategy Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,031.50	$12.56	$1,012.77	$12.45

Service Class Shares	$1,000.00	$1,030.00	$13.88	$1,011.46	$13.75

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (2.46% for Initial Class and 2.72% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Absolute Return Multi-Strategy Portfolio

The Portfolio pursues its investment objective by allocating its assets among multiple non-traditional or “alternative” investment strategies managed by New York Life Investment Management LLC, the Manager, and different Subadvisors. The Manager is responsible for selecting and overseeing each Subadvisor and for determining the amount of Portfolio assets allocated to each investment strategy and Subadvisor. The Manager, along with each of the Subadvisors, provides day-to-day portfolio management for a portion of the Portfolio’s assets by employing a variety of non-traditional investment strategies. The Portfolio employs an absolute return strategy, which seeks to provide returns that have a low correlation to traditional equity and fixed-income indices, lower volatility than traditional equity indices, and similar volatility to traditional investment grade fixed-income indices through investing in a number of non-traditional investment strategies. The Portfolio’s absolute return investment approach seeks to provide positive returns over a complete market cycle.

Strategy Allocation as of December 31, 20161 (Unaudited)

1	Percentages based on total net assets.

Equity Market Neutral:  This strategy seeks to profit by detecting and exploiting perceived pricing inefficiencies in individual equity securities and neutralizing exposure to market risk by maintaining approximately equal value exposure in long and short positions. The strategy will identify investment opportunities based on a model that reflects the input of relevant factors, including relative value, market sentiment, and the Subadvisor’s forecasts as to anticipated market volatility. The strategy may engage in short sales in order to generate returns that are independent of the direction of the market.

Risk Arbitrage:  This strategy implements event-driven arbitrage strategies on securities of companies that experience certain “special situations,” which are corporate events that are likely to create discontinuity in the price of a given security. The Portfolio’s risk arbitrage strategy consists primarily of an announced merger arbitrage strategy. An announced merger arbitrage strategy buys or sells the securities of companies involved in a merger based on the Subadvisor’s anticipation of the merger’s outcome. The strategy may also invest in securities of companies based on other event-driven strategies, such as holding discount arbitrage, share class arbitrage, spin-offs, asset sales, initial public offerings, minority buyouts, auctions or rights issues. Share class arbitrage involves capitalizing on perceived pricing inefficiencies of a particular share class in a multiple share class issuer. Discount arbitrage is when a discount option is purchased while an opposite transaction is taken in the underlying security.

Managed Futures:  This strategy primarily takes long and short positions in futures contracts (directly or through derivatives, including total return swaps) across asset classes globally. The strategy seeks to exploit market trends and generate absolute returns utilizing a quantitative and systematic investment approach, which consists of analyzing financial markets through statistical models. These quantitative models produce buy or sell signals looking to benefit from the upward and downward movements of the asset classes covered based on market trends and patterns and contrarian views (i.e., instruments and strategies that may be out of favor in the broader market). The managed futures strategy will be implemented through (i) investment in derivative instruments, including swap agreements, exchange-traded futures and option and forward contracts, to gain exposure to a wide variety of global markets for currencies, interest rates, stock market indices, energy resources, metals and agricultural products and to hedge price risk, (ii) investment in swap agreements that reflect the return of securities, derivatives and commodity interests selected by the Subadvisor, or (iii) investment in some combination of (i) and (ii). This strategy will involve the use of one or more wholly-owned subsidiaries formed under the laws of the Cayman Islands (each, a “Cayman Subsidiary”).

Master Limited Partnerships (“MLPs”) and Other Energy Companies:  This strategy seeks to deliver both high current income and total return by investing in a portfolio of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, natural gas liquids, minerals or other natural resources. The Subadvisor implements this strategy by identifying companies it believes will benefit from increased crude oil, natural gas or natural gas liquids production resulting in greater energy infrastructure needs. The Portfolio will invest no more than 25% of its total assets in securities of MLPs that are qualified publicly traded partnerships (“QPTPs”), which are treated as partnerships for U.S. federal income tax purposes.

Credit Long/Short or Non-Traditional Fixed-Income:  This strategy seeks to exploit opportunities in the global fixed-income markets based on top-down and bottom-up analysis. The strategy may invest in various credit strategies that involve being long and short different financial instruments, and the credit instruments involved will range from high grade to high yield (known as “junk bonds”) and distressed debt. The strategy may also invest in credit derivatives, including credit default swaps, options and indices. The Subadvisors responsible for this strategy dynamically allocate capital to the sectors

7

and securities that they believe offer the best balance of risk and return, unrestricted by benchmark constraints.

Global Macro Strategy:  This strategy seeks to obtain exposure to a broad spectrum of investments and countries or regions, based on discrete strategies that employ a variety of techniques, both discretionary and systematic analysis, combinations of top down and bottom up theses, and quantitative and fundamental approaches, designed to effectively identify and assess factors that affect businesses and economies broadly (e.g., monetary and fiscal policy, regulatory changes, demographics) and their impact on securities markets. The strategy may also employ arbitrage techniques and seek long and short exposure (directly or through derivatives, including total return swaps) across diversified asset classes globally. The strategy may be exposed significantly to interest rate and foreign currency futures. In addition, the strategy may involve the use of one or more Cayman Subsidiaries to obtain certain commodities market exposure.

Tactical Allocation:  This strategy, which is managed by the Manager, may invest in a range of asset classes, including equity securities, fixed-income instruments, futures, options, currency forward contracts and swaps (including total return swaps) and affiliated and unaffiliated open-end funds, closed-end funds and exchange-traded funds, to manage or gain access to certain market exposures, including exposure to asset classes or strategies in which the Portfolio is not otherwise invested, to exploit perceived structural inefficiencies in the markets or to manage cash flows. Additionally, positions may be pursued on a long or short basis either to take advantage of perceived investment opportunities or to counter exposure from other strategies in the Portfolio.

Other Strategies:  The Manager may modify the strategies summarized above and allocate the Portfolio’s assets among or to other strategies developed or implemented to further optimize risk reward expectations based on, among other factors, changing market conditions. In addition to the instruments described above, such other strategies may include taking long and/or short positions in a wide range of instruments, including, but not limited to, commodities and real estate investment trusts (“REITs”). Such investments may be made without restriction as to issuer capitalization, country (including emerging markets), currency, maturity or credit rating and within the context of a range of investment programs or strategies, including, but not limited to, carry strategies, relative value strategies, and various forms arbitrage.

8	MainStay VP Absolute Return Multi-Strategy Portfolio

Manager’s Allocation as of December 31, 20161 (Unaudited)

1 Percentages based on total net assets.

Top Ten Holdings or Issuers Held as of December 31, 2016 (excluding short-term investments) (Unaudited)

1.	United States Treasury Notes, 0.75%, due 1/15/17
2.	United States Treasury Inflation—Indexed Bonds, 0.375%, due 7/15/25
3.	T-Mobile U.S., Inc.
4.	Targa Resources Corp.
5.	Williams Cos., Inc. (The)
6.	Telenet Finance V Luxembourg SCA, 6.25%, Series Reg S due 8/15/22
7.	Rice Midstream Partners, L.P.
8.	NGL Energy Partners, L.P.
9.	Energy Transfer Equity, L.P.
10.	Energy Transfer Partners, L.P.

Top Five Short Positions as of December 31, 2016

1.	United States Oil Fund, L.P.
2.	SPDR S&P 500 ETF Trust
3.	Fresnillo PLC
4.	Randgold Resources, Ltd.
5.	DONG Energy A/S

9

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of Jae S. Yoon, CFA, Jonathan Swaney, Poul Kristensen, CFA, and Amit Soni, CFA, of New York Life Investments,1 the Portfolio’s manager.

How did MainStay VP Absolute Return Multi-Strategy Portfolio perform relative to its benchmark and peers for the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Absolute Return Multi-Strategy Portfolio returned 0.10% for Initial Class shares and –0.17% for Service Class shares. Over the same period, both share classes underperformed the 0.31% return of the HFRX Absolute Return Index,2 which is the Portfolio’s primary benchmark; the 11.96% return of the S&P 500® Index,2 which is the Portfolio’s secondary benchmark; and the 6.29% return of the Average Lipper3 Variable Products Alternative Other Portfolio.

Were there any changes to the Portfolio during the reporting period?

Effective January 15, 2016, the Portfolio replaced its Subadvisor with four new Subadvisors, each to manage a portion of the Portfolio’s assets on an interim basis, and adopted new interim and ongoing subadvisory agreements. The new subadvisors were subsequently approved by shareholders at a special meeting held on April 4, 2016. A portion of the Portfolio is also managed directly by New York Life Investments. Effective January 19, 2016, the Portfolio changed its name from MainStay VP Marketfield Portfolio to MainStay VP Absolute Return Multi-Strategy Portfolio. Effective the same date, the Portfolio changed its investment objective, and modified its investment strategies.

Effective August 6, 2016, Mr. Taylor Wagenseil no longer serves as a portfolio manager of the Portfolio. Mr. Wagenseil will provide nondiscretionary advisory support to the Portfolio’s portfolio management team as a Senior Advisor to the Portfolio through August 2017.

What factors affected the Portfolio’s relative performance during the reporting period?

Several factors affected the Portfolio’s performance relative to the HFRX Absolute Return Index. Hedged master limited partnerships (MLPs) was the best-performing strategy as the asset class continued its recovery, helped by crude prices trading near $50 per barrel in the latter half of the year. The flexible bond strategy and the credit opportunities strategy also performed well as the high-yield asset class rallied strongly throughout the reporting period. The most substantial detractor from the Portfolio’s relative performance was the equity market neutral strategy, which suffered as the momentum factor faced some headwinds. From a risk perspective, the Portfolio’s volatility (as measured by annualized standard deviation of the Fund’s returns) stayed in the mid-single digits, which was expected.

During the reporting period, how did the Portfolio’s performance correlate with traditional equity and fixed-income indices?

The Portfolio maintained low correlations to traditional equity and fixed-income indices for the reporting period, as desired. The Portfolio’s correlation to the S&P 500® Index was 39%, and the Portfolio’s correlation to the Bloomberg Barclays U.S. Aggregate Bond Index4 was 2%.

During the reporting period, how did the Portfolio’s volatility compare to that of traditional fixed income indices?

Volatility reflects sharp up or down movements in the price of securities, commodities or markets over relatively short periods. During the reporting period, the Portfolio’s volatility was closer to that of fixed-income indices than it was to equity indices. The volatility of the Portfolio during the reporting period was 3.2%. This compared to 3.3% for the Bloomberg Barclays U.S. Aggregate Bond Index, 5.2% for the BofA Merrill Lynch U.S. High Yield Index5 and 12.3% for the S&P 500® Index.

During the reporting period, how did the Portfolio use derivatives and how was the Portfolio’s performance materially affected by investments in derivatives?

Derivatives were used in the Portfolio for alpha6 generation, hedging and operational efficiency. For example, we used total return swaps for alpha generation in the tactical sleeve to gain exposure to certain alternative beta indices. The nontraditional fixed-income strategy managers used interest-rate derivatives for hedging specific exposures in their sleeves. Also, in the tactical sleeve, certain exposures were assumed through total-return swaps because of operational efficiency (leveraging better trading and operational infrastructure of external providers for cost efficiency). We believe that measuring the impact

1.	“New York Life Investments” is a service mark used by New York Life Investment Management Holdings LLC and its subsidiary New York Life Investment Management LLC.
2.	See footnote on page 5 for more information on this index.
3.	See footnote on page 5 for more information on Lipper Inc.
4.	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
5.	The BofA Merrill Lynch U.S. High Yield Index tracks the performance of U.S. dollar denominated below-investment-grade corporate debt publicly issued in the U.S. domestic market.
6.	Alpha measures the relationship between a mutual fund’s return and its beta over a three-year period. Often, alpha is viewed as the excess return (positive or negative) or the value added by the portfolio manager. Beta is a measure of volatility in relation to the market as a whole. A beta higher than 1 indicates that a security or portfolio will tend to exhibit higher volatility than the market. A beta lower than 1 indicates that a security or portfolio will tend to exhibit lower volatility than the market.

10	MainStay VP Absolute Return Multi-Strategy Portfolio

of derivatives on performance as positive or negative does not properly reflect the utility of derivatives to the Portfolio because of the functions they perform within the Portfolio. For example, a hedge performing as expected might have a negative contribution to return even as it serves its intended function to reduce a risk of an exposure. (Contributions take weightings and total returns into account.) Nevertheless, the use of derivatives contributed positively to the Portfolio’s performance during the reporting period.

How did you allocate the Portfolio’s assets among each of the strategies during the reporting period and why?

The Portfolio’s allocations are based on the estimated optimal distribution of assets taking into account both the risk and the return expectations. See chart on page 7 for strategy allocations as of December 31, 2016. These estimates of risk and return are long term in nature; and as a result, asset allocations tend to be quite stable over time. The Portfolio’s allocation to an individual strategy may change if there is a statistically significant change in the risk-return characteristics of a strategy, if the outlook of a strategy improves substantially or if an attractive new strategy that we believe would likely further support the Portfolio’s investment goal becomes available for investment.

How did the tactical allocation among the strategies affect the Portfolio’s performance during the reporting period?

During the middle of 2016, we decided to take off the Portfolio’s overweight in the flexible bond strategy, which we had implemented in December 2015 when high-yield spreads7 had widened to attractive levels. As the spreads narrowed to their longer-term averages in the middle of 2016, we trimmed the position back to it’s original weighting. This tactical allocation contributed positively to the Portfolio’s performance.

How did the Portfolio’s strategy weightings change during the reporting period?

In March 2016, we added two global macro strategies, sourcing the purchases from reduced allocations to the SAS completion sleeve and the risk arbitrage sleeve. At the end of 2016, we decided to trim the Portfolio’s allocation to managed futures and reallocated those assets to the hedged MLP and global opportunities strategies. This was done to manage risk diversification within the Portfolio.

7.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

11

Consolidated Portfolio of Investments December 31, 2016

	Principal Amount		Value
Long-Term Bonds 20.2%† Corporate Bonds 8.8%
Apparel 0.1%
Hanesbrands Finance Luxembourg SCA Series Reg S 3.50%, due 6/15/24	EUR	420,000	$461,124

Auto Parts & Equipment 1.0%
Adient Global Holdings, Ltd. Series Reg S 3.50%, due 8/15/24		990,000	1,057,235
Goodyear Tire & Rubber Co. (The) 7.00%, due 5/15/22		$1,400,000	1,477,000
IHO Verwaltungs GmbH
Series Reg S 2.75%, due 9/15/21	EUR	400,000	433,186
Series Reg S 3.25%, due 9/15/23		400,000	433,692
Series Reg S 3.75%, due 9/15/26		250,000	263,005
Lear Corp. 4.75%, due 1/15/23		$625,000	637,500
Tenneco, Inc. 5.00%, due 7/15/26		195,000	191,344
ZF North America Capital, Inc. 4.50%, due 4/29/22 (a)		1,300,000	1,340,625

			5,833,587

Banks 0.4%
Bank of America Corp.
4.20%, due 8/26/24		295,000	300,518
5.625%, due 7/1/20		275,000	302,377
Citigroup, Inc. 4.60%, due 3/9/26		250,000	258,396
Goldman Sachs Group, Inc. (The)
5.375%, due 3/15/20		255,000	276,671
6.75%, due 10/1/37		260,000	321,060
Morgan Stanley
5.00%, due 11/24/25		285,000	304,462
5.50%, due 1/26/20		250,000	271,033

			2,034,517

Beverages 0.5%
Constellation Brands, Inc. 7.25%, due 5/15/17		1,700,000	1,734,000
Cott Beverages, Inc. 6.75%, due 1/1/20		750,000	777,188
Cott Corp. Series Reg S 5.50%, due 7/1/24	EUR	280,000	311,616

			2,822,804

	Principal Amount		Value
Building Materials 0.2%
Cemex Finance LLC Series Reg S 9.375%, due 10/12/22		$1,150,000	$1,253,500

Chemicals 0.1%
Axalta Coating Systems Dutch Holding B B.V. Series Reg S 3.75%, due 1/15/25	EUR	300,000	317,374
Axalta Coating Systems LLC Series Reg S 4.25%, due 8/15/24		250,000	272,926
LANXESS A.G. Series Reg S 4.50%, due 12/6/76 (c)		100,000	109,256

			699,556

Commercial Services 0.1%
Nielsen Co. Luxembourg S.A.R.L. (The) 5.50%, due 10/1/21 (a)		$650,000	676,000

Distribution & Wholesale 0.2%
LKQ Corp. 4.75%, due 5/15/23		80,000	79,600
Rexel S.A. Series Reg S 3.25%, due 6/15/22	EUR	670,000	735,179

			814,779

Electric 0.3%
EDP Finance B.V. Series Reg S 6.00%, due 2/2/18		$800,000	827,442
Enel S.p.A. 8.75%, due 9/24/73 (a)(c)		400,000	455,000
Gas Natural Fenosa Finance B.V. Series Reg S 4.125%, due 11/29/49 (c)	EUR	600,000	641,064

			1,923,506

Entertainment 0.1%
Isle of Capri Casinos, Inc. 5.875%, due 3/15/21		$240,000	248,400

Food 0.3%
Albertsons Cos. LLC / Safeway, Inc. / New Albertson’s, Inc. / Albertson’s LLC 5.75%, due 3/15/25 (a)		450,000	445,500

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings or issuers held, as of December 31, 2016, excluding short-term investments. May be subject to change daily.
∎	Among the Portfolio’s 5 largest short positions as of December 31, 2016. May be subject to change daily.

12	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Principal Amount		Value
Corporate Bonds (continued)
Food (continued)
Barry Callebaut Services N.V. 5.50%, due 6/15/23 (a)		$200,000	$211,830
Kraft Heinz Foods Co. 2.80%, due 7/2/20		300,000	302,851
Tesco PLC 2.70%, due 1/5/17 (a)		350,000	350,006
Tyson Foods, Inc. 3.95%, due 8/15/24		490,000	499,209

			1,809,396

Food Services 0.3%
Aramark Services, Inc.
4.75%, due 6/1/26 (a)		450,000	445,500
5.125%, due 1/15/24		500,000	515,625
5.125%, due 1/15/24 (a)		600,000	618,750
5.75%, due 3/15/20		147,000	150,124

			1,729,999

Health Care—Products 0.3%
Abbott Laboratories
2.35%, due 11/22/19		245,000	245,289
3.40%, due 11/30/23		120,000	119,549
Boston Scientific Corp. 2.85%, due 5/15/20		480,000	487,158
Hologic, Inc. 5.25%, due 7/15/22 (a)		925,000	973,562

			1,825,558

Health Care—Services 0.3%
Fresenius Medical Care U.S. Finance II, Inc. 4.75%, due 10/15/24 (a)		333,000	336,330
HCA, Inc. 5.875%, due 3/15/22		900,000	969,750
Laboratory Corporation of America Holdings 2.625%, due 2/1/20		480,000	479,529

			1,785,609

Home Builders 0.1%
TRI Pointe Group, Inc. / TRI Pointe Homes, Inc. 5.875%, due 6/15/24		250,000	257,500

Household Products & Wares 0.2%
Spectrum Brands, Inc. Series Reg S 4.00%, due 10/1/26	EUR	800,000	863,009

Housewares 0.0%‡
Newell Brands, Inc. 5.00%, due 11/15/23		$105,000	112,614

	Principal Amount		Value
Internet 0.2%
United Group B.V. Series Reg S 7.875%, due 11/15/20	EUR	900,000	$991,628

Lodging 0.1%
Hilton Domestic Operating Co., Inc. 4.25%, due 9/1/24 (a)		$610,000	591,700
NH Hotel Group S.A. Series Reg S 3.75%, due 10/1/23	EUR	200,000	217,057

			808,757

Media 1.1%
Altice Financing S.A. 7.50%, due 5/15/26 (a)		$520,000	540,800
CCO Holdings LLC / CCO Holdings Capital Corp.
5.875%, due 4/1/24 (a)		200,000	213,500
5.875%, due 5/1/27 (a)		200,000	207,500
6.625%, due 1/31/22		1,275,000	1,321,219
Nielsen Finance LLC / Nielsen Finance Co. 5.00%, due 4/15/22 (a)		950,000	967,812
SFR Group S.A. 6.00%, due 5/15/22 (a)		800,000	821,000
Sirius XM Radio, Inc.
5.75%, due 8/1/21 (a)		610,000	635,163
6.00%, due 7/15/24 (a)		530,000	553,850
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH 5.50%, due 1/15/23 (a)		200,000	208,250
Ziggo Secured Finance B.V. Series Reg S 4.25%, due 1/15/27	EUR	600,000	629,414

			6,098,508

Miscellaneous—Manufacturing 0.0%‡
Bombardier, Inc. 8.75%, due 12/1/21 (a)		$183,000	194,209

Packaging & Containers 0.8%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. 6.75%, due 1/31/21 (a)		400,000	412,000
Ball Corp. 4.375%, due 12/15/23	EUR	1,500,000	1,744,010
Crown European Holdings S.A.
Series Reg S 2.625%, due 9/30/24		660,000	678,770
Series Reg S 4.00%, due 7/15/22		400,000	463,293
Sealed Air Corp. 4.875%, due 12/1/22 (a)		$1,450,000	1,489,875

			4,787,948

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	13

Consolidated Portfolio of Investments December 31, 2016 (continued)

	Principal Amount		Value
Corporate Bonds (continued)
Pharmaceuticals 0.1%
AbbVie, Inc. 2.50%, due 5/14/20		$480,000	$480,125

Private Equity 0.0%‡
Icahn Enterprises, L.P. / Icahn Enterprises Finance Corp. 5.875%, due 2/1/22		240,000	238,200

Real Estate Investment Trusts 0.2%
Equinix, Inc.
5.375%, due 1/1/22		300,000	315,000
5.375%, due 4/1/23		170,000	176,375
5.75%, due 1/1/25		608,000	635,360
MPT Operating Partnership, L.P. / MPT Finance Corp. 5.25%, due 8/1/26		90,000	88,200

			1,214,935

Retail 1.1%
1011778 B.C. ULC / New Red Finance, Inc. 4.625%, due 1/15/22 (a)		1,650,000	1,683,000
AutoNation, Inc. 3.35%, due 1/15/21		400,000	401,934
Dollar Tree, Inc. 5.75%, due 3/1/23		1,530,000	1,619,995
Douglas GmbH Series Reg S 6.25%, due 7/15/22	EUR	100,000	114,993
Dufry Finance SCA Series Reg S 4.50%, due 7/15/22		350,000	387,217
Groupe Fnac S.A. Series Reg S 3.25%, due 9/30/23		450,000	486,719
KFC Holding Co. / Pizza Hut Holdings LLC / Taco Bell of America LLC
5.00%, due 6/1/24 (a)		$800,000	817,000
5.25%, due 6/1/26 (a)		160,000	162,400
Mobilux Finance SAS Series Reg S 5.50%, due 11/15/24	EUR	320,000	353,328

			6,026,586

Semiconductors 0.2%
NXP B.V. / NXP Funding LLC 3.875%, due 9/1/22 (a)		$1,195,000	1,209,937

Telecommunications 0.5%
♦T-Mobile USA, Inc.
5.25%, due 9/1/18		200,000	203,000

	Principal Amount		Value
Telecommunications (continued)
T-Mobile USA, Inc. (continued)
6.25%, due 4/1/21		$140,000	$145,600
6.375%, due 3/1/25		235,000	251,156
6.731%, due 4/28/22		1,350,000	1,410,750
Telecom Italia Capital S.A. 6.999%, due 6/4/18		250,000	266,250
Telefonica Europe B.V. Series Reg S 3.75%, due 12/29/49 (c)	EUR	600,000	617,380

			2,894,136

Total Corporate Bonds (Cost $50,481,437)			50,096,427

Foreign Bonds 6.0%
Austria 0.1%
Sappi Papier Holding GmbH Series Reg S 4.00%, due 4/1/23		300,000	333,164

Belgium 0.1%
Ontex Group N.V. Series Reg S 4.75%, due 11/15/21		530,000	589,566

France 1.6%
Accor S.A. Series Reg S 4.125%, due 6/30/49 (c)		800,000	869,489
Cerba European Lab S.A.S. Series Reg S 7.00%, due 2/1/20		700,000	753,914
Crown European Holdings S.A. Series Reg S 3.375%, due 5/15/25		850,000	903,969
HomeVi S.A.S. Series Reg S 6.875%, due 8/15/21		180,000	202,267
La Financiere Atalian S.A.S. Series Reg S 7.25%, due 1/15/20		750,000	821,328
Orange S.A.
Series Reg S 5.75%, due 10/29/49 (c)	GBP	250,000	320,824
Series Reg S 5.875%, due 2/28/49 (c)		150,000	193,641
PSA Tresorerie GIE 6.00%, due 9/19/33	EUR	150,000	187,107
Rexel S.A. Series Reg S 3.50%, due 6/15/23		730,000	802,630

14	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Principal Amount		Value
Foreign Bonds (continued)
France (continued)
Solvay Finance S.A. Series Reg S 5.869%, due 12/29/49 (c)	EUR	1,050,000	$1,209,160
Tereos Finance Groupe I S.A. Series Reg S 4.125%, due 6/16/23		400,000	432,639
TOTAL S.A.
Series Reg S 2.708%, due 12/29/49 (c)		270,000	277,821
Series Reg S 3.369%, due 12/29/49 (c)		200,000	202,635
Series Reg S 3.875%, due 12/29/49 (c)		190,000	211,004
Veolia Environnement S.A. Series Reg S 4.85%, due 1/29/49 (c)	GBP	1,200,000	1,529,629

			8,918,057

Germany 1.3%
HeidelbergCement A.G. Series Reg S 2.25%, due 3/30/23	EUR	730,000	822,164
Kirk Beauty One GmbH Series Reg S 8.75%, due 7/15/23		450,000	517,367
Techem Energy Metering Service GmbH & Co. KG Series Reg S 7.875%, due 10/1/20		1,350,000	1,477,921
Trionista Holdco GmbH Series Reg S 5.00%, due 4/30/20		400,000	432,218
Trionista TopCo GmbH Series Reg S 6.875%, due 4/30/21		1,000,000	1,110,209
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH
Series Reg S 4.00%, due 1/15/25		100,000	109,476
Series Reg S 5.125%, due 1/21/23		285,930	318,291
Series Reg S 5.50%, due 9/15/22		688,500	763,546
Vonovia Finance B.V. Series Reg S 4.625%, due 4/8/74 (c)		1,400,000	1,548,911

			7,100,103

Ireland 0.1%
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc.
Series Reg S 4.125%, due 5/15/23		310,000	341,006

	Principal Amount		Value
Ireland (continued)
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc. (continued)
Series Reg S 4.25%, due 1/15/22	EUR	450,000	$489,680

			830,686

Italy 0.4%
Enel S.p.A.
Series Reg S 6.50%, due 1/10/74 (c)		620,000	702,527
Series Reg S 7.75%, due 9/10/75 (c)	GBP	450,000	606,466
LKQ Italia Bondco S.p.A. Series Reg S 3.875%, due 4/1/24	EUR	750,000	839,226

			2,148,219

Luxembourg 0.8%
Dufry Finance SCA Series Reg S 4.50%, due 8/1/23		650,000	732,118
Gestamp Funding Luxembourg S.A. Series Reg S 3.50%, due 5/15/23		200,000	218,497
Play Finance 1 S.A. Series Reg S 6.50%, due 8/1/19		850,000	926,114
Play Topco S.A. Series Reg S 7.75%, due 2/28/20 (b)		417,000	446,286
♦Telenet Finance V Luxembourg SCA Series Reg S 6.25%, due 8/15/22		1,750,000	1,952,666
Telenet Finance VI Luxembourg SCA Series Reg S 4.875%, due 7/15/27		230,000	252,399

			4,528,080

Netherlands 0.7%
Grupo Antolin Dutch B.V. Series Reg S 4.75%, due 4/1/21		650,000	707,486
Iberdrola International B.V. Series Reg S 5.75%, due 2/27/49 (c)		900,000	1,000,889
InterXion Holding N.V. Series Reg S 6.00%, due 7/15/20		900,000	991,676
LGE HoldCo VI B.V. Series Reg S 7.125%, due 5/15/24		765,000	913,990
Telefonica Europe B.V. Series Reg S 6.50%, due 9/29/49 (c)		200,000	224,164

			3,838,205

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	15

Consolidated Portfolio of Investments December 31, 2016 (continued)

	Principal Amount		Value
Foreign Bonds (continued)
Spain 0.1%
Cellnex Telecom S.A. Series Reg S 2.375%, due 1/16/24	EUR	100,000	$104,117
Telefonica Europe B.V. Series Reg S 5.00%, due 3/31/49 (c)		600,000	654,485

			758,602

Sweden 0.2%
Verisure Holding AB Series Reg S 6.00%, due 11/1/22		1,200,000	1,376,740

United Kingdom 0.6%
Alliance Automotive Finance PLC Series Reg S 6.25%, due 12/1/21		560,000	632,222
Synlab Bondco PLC Series Reg S 6.25%, due 7/1/22		1,175,000	1,348,182
Virgin Media Secured Finance PLC Series Reg S 6.00%, due 4/15/21	GBP	569,137	729,461
Worldpay Finance PLC Series Reg S 3.75%, due 11/15/22	EUR	700,000	788,435

			3,498,300

Total Foreign Bonds (Cost $35,166,064)			33,919,722

U.S. Government 5.4%
♦ United States Treasury Notes 3.5%
0.75%, due 1/15/17* (d)		$20,000,000	20,002,740

♦ United States Treasury Inflation—Indexed Bond 1.9%
0.375%, due 7/15/25 (e)		10,655,658	10,597,776

Total U.S. Government (Cost $30,853,286)			30,600,516

Total Long-Term Bonds (Cost $116,500,787)			114,616,665

	Shares
Common Stocks 28.5%
Advertising 0.1%
IPSOS (d)		12,501	392,607

	Shares	Value
Aerospace & Defense 0.2%
Kratos Defense & Security Solutions, Inc. (d)(f)	70,000	$518,000
Spirit AeroSystems Holdings, Inc. Class A (d)	11,200	653,520

		1,171,520

Airlines 0.2%
Dart Group PLC	8,136	49,559
Deutsche Lufthansa A.G. Registered (d)	50,341	650,474
SAS AB (f)	116,164	177,569

		877,602

Apparel 0.1%
Michael Kors Holdings, Ltd. (d)(f)	4,400	189,112
Skechers U.S.A., Inc. Class A (d)(f)	26,500	651,370

		840,482

Auto Manufacturers 0.3%
Peugeot S.A. (d)(f)	40,625	662,277
Renault S.A. (d)	3,117	277,157
Wabash National Corp. (d)(f)	35,200	556,864

		1,496,298

Auto Parts & Equipment 0.6%
Autoneum Holding A.G.	928	243,493
Grammer A.G.	10,539	527,321
Haldex AB	123,864	1,583,863
Meritor, Inc. (d)(f)	23,200	288,144
Titan International, Inc. (d)	34,700	388,987
Tower International, Inc. (d)	3,600	102,060

		3,133,868

Banks 1.3%
Banca Popolare di Milano Scarl	1,070,138	403,429
BankUnited, Inc. (d)	11,100	418,359
BGEO Group PLC (d)	12,691	467,560
BNP Paribas S.A. (d)	10,462	666,444
Customers Bancorp, Inc. (d)(f)	11,000	394,020
Deutsche Pfandbriefbank A.G. (a)(d)	19,145	183,320
Erste Group Bank A.G. (d)(f)	11,054	323,646
First BanCorp (d)(f)	57,300	378,753
First Hawaiian, Inc. (d)	8,100	282,042
Franklin Financial Network, Inc. (d)(f)	4,800	200,880
Mediobanca S.p.A. (d)	81,251	663,139
OFG Bancorp (d)	41,100	538,410
OneSavings Bank PLC	38,828	161,613
Opus Bank (d)	18,800	564,940
Shawbrook Group PLC (a)(f)	67,393	225,900
Societe Generale S.A. (d)	13,687	671,904
UniCredit S.p.A.	156,900	451,054
Virgin Money Holdings UK PLC	148,691	553,798

		7,549,211

16	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks (continued)
Building Materials 0.2%
Buzzi Unicem S.p.A.—RSP	28,986	$351,609
CSR, Ltd.	169,355	564,197
Ibstock PLC (a)	51,141	117,361
Polypipe Group PLC	20,970	83,587

		1,116,754

Chemicals 1.4%
Chemours Co. (The) (d)	22,200	490,398
Covestro A.G. (a)(d)	10,014	688,898
Huntsman Corp. (d)	33,600	641,088
Koppers Holdings, Inc. (d)(f)	13,300	535,990
Lenzing A.G. (d)	3,120	377,349
Lonza Group A.G. Registered (f)	3,957	684,100
Monsanto Co.	15,770	1,659,162
Syngenta A.G. Registered	1,863	736,224
Tronox, Ltd. Class A (d)	33,700	347,447
Valspar Corp. (The)	16,317	1,690,604

		7,851,260

Coal 0.1%
SunCoke Energy, Inc. (d)(f)	19,500	221,130
Whitehaven Coal, Ltd. (f)	270,423	507,565

		728,695

Commercial Services 1.1%
American Public Education, Inc. (d)(f)	9,800	240,590
Avis Budget Group, Inc. (d)(f)	17,400	638,232
CoreLogic, Inc. (d)(f)	18,100	666,623
Cramo Oyj	541	13,544
Euronet Worldwide, Inc. (d)(f)	9,200	666,356
Herc Holdings, Inc. (d)(f)	16,200	650,592
HMS Holdings Corp. (d)(f)	9,200	167,072
Insperity, Inc. (d)	7,900	560,505
Interserve PLC	22,140	93,212
Intrum Justitia AB	8,431	284,416
K12, Inc. (d)(f)	32,400	555,984
ManpowerGroup, Inc. (d)	7,400	657,638
MoneyGram International, Inc. (d)(f)	11,600	136,996
Quad / Graphics, Inc. (d)	21,000	564,480
United Rentals, Inc. (d)(f)	4,100	432,878

		6,329,118

Computers 0.5%
Barracuda Networks, Inc. (d)(f)	4,300	92,149
Brocade Communications Systems, Inc.	71,558	893,759
DST Systems, Inc. (d)	6,200	664,330
Logitech International S.A. Registered (d)	22,891	571,068
NetApp, Inc. (d)	2,900	102,283
Teradata Corp. (d)(f)	24,200	657,514

		2,981,103

Cosmetics & Personal Care 0.0%‡
Oriflame Holding A.G. (f)	9,168	276,770

	Shares	Value
Distribution & Wholesale 0.3%
D’ieteren S.A.	9,559	$422,465
Entertainment One, Ltd.	194,670	551,522
Jardine Cycle & Carriage, Ltd.	1,900	53,781
WESCO International, Inc. (d)(f)	9,500	632,225

		1,659,993

Diversified Financial Services 0.0%‡
International Personal Finance PLC	12,950	27,361

Electric 0.0%‡
ACEA S.p.A	8,275	100,530

Electrical Components & Equipment 0.1%
General Cable Corp. (d)	21,400	407,670

Electronics 0.4%
El.En. S.p.A	2,121	52,394
Electrocomponents PLC (d)	64,955	381,349
Jabil Circuit, Inc. (d)	27,300	646,191
Mycronic AB	46,319	497,228
Stoneridge, Inc. (d)(f)	24,300	429,867
TTM Technologies, Inc. (d)(f)	37,800	515,214

		2,522,243

Engineering & Construction 0.4%
Argan, Inc. (d)	6,600	465,630
Astaldi S.p.A.	42,151	239,466
Bouygues S.A.	21,357	764,385
Carillion PLC	59,835	173,162
Gaztransport Et Technigaz S.A. (d)	234	10,099
Monadelphous Group, Ltd.	24,671	199,131
Obrascon Huarte Lain S.A.	85,133	295,084

		2,146,957

Entertainment 0.1%
International Game Technology PLC (d)	17,000	433,840
William Hill PLC	86,187	307,183

		741,023

Finance—Commercial 0.0%‡
Banca IFIS S.p.A.	3,410	93,168

Finance—Consumer Loans 0.2%
Aldermore Group PLC (f)	139,232	403,895
Enova International, Inc. (d)(f)	11,600	145,580
World Acceptance Corp. (d)(f)	7,300	469,244

		1,018,719

Finance—Investment Banker/Broker 0.5%
GAIN Capital Holdings, Inc. (d)	20,200	132,916
INTL. FCStone, Inc. (d)(f)	10,300	407,880
Investment Technology Group, Inc. (d)	24,000	473,760
Lazard, Ltd. Class A (d)	15,800	649,222

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	17

Consolidated Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Finance—Investment Banker/Broker (continued)
LPL Financial Holdings, Inc. (d)	18,500	$651,385
TP ICAP PLC (d)	68,283	364,242

		2,679,405

Finance—Mortgage Loan/Banker 0.0%‡
Paragon Group of Cos. PLC (d)	47,761	243,847

Finance—Other Services 0.1%
Deutsche Boerse A.G.	3,986	319,834

Food 0.8%
Austevoll Seafood ASA	50,825	492,769
Casino Guichard Perrachon S.A. (d)	20,988	1,006,934
Norway Royal Salmon ASA	1,957	46,856
Pilgrim’s Pride Corp. (d)	34,800	660,852
Premier Foods PLC (f)	102,609	59,334
Salmar ASA (d)	10,966	327,622
WhiteWave Foods Co. (The) (f)	30,038	1,670,113

		4,264,480

Gas 0.2%
Western Gas Equity Partners, L.P.	27,800	1,177,330

Health Care—Products 0.8%
Accuray, Inc. (f)	47,900	220,340
Alere, Inc. (d)(f)	16,900	658,593
AngioDynamics, Inc. (d)(f)	33,100	558,397
Asaleo Care, Ltd.	10,962	11,682
Bruker Corp. (d)	31,100	658,698
Halyard Health, Inc. (d)(f)	2,500	92,450
LeMaitre Vascular, Inc. (d)	12,100	306,614
Natus Medical, Inc. (d)(f)	16,200	563,760
OraSure Technologies, Inc. (d)(f)	62,700	550,506
Orthofix International N.V. (d)(f)	15,600	564,408
VWR Corp. (d)(f)	25,500	638,265

		4,823,713

Health Care—Services 0.4%
Magellan Health, Inc. (d)(f)	7,300	549,325
Molina Healthcare, Inc. (d)(f)	10,200	553,452
Natera, Inc. (d)(f)	19,800	231,858
Triple-S Management Corp. Class B (f)	19,000	393,300
WellCare Health Plans, Inc. (d)(f)	4,900	671,692

		2,399,627

Holding Company—Diversified 0.1%
Seven Group Holdings, Ltd.	76,033	429,095

Home Builders 0.3%
Barratt Developments PLC (d)	115,693	658,186
Beazer Homes USA, Inc. (d)(f)	35,300	469,490

	Shares	Value
Home Builders (continued)
Galliford Try PLC (d)	20,078	$319,081
YIT OYJ (d)	35,070	280,105

		1,726,862

Home Furnishing 0.1%
Hooker Furniture Corp. (d)	6,900	261,855
La-Z-Boy, Inc. (d)	2,000	62,100

		323,955

Household Products & Wares 0.2%
Central Garden & Pet Co. Class A (d)(f)	18,000	556,200
Henkel A.G. & Co. KGaA	6,763	702,448

		1,258,648

Housewares 0.0%‡
NACCO Industries, Inc. Class A (d)	2,700	244,485

Insurance 0.5%
Aegon N.V. (d)	122,496	673,614
esure Group PLC	5,564	13,805
NN Group N.V. (d)	20,322	688,159
Old Mutual PLC	251,675	638,459
Unipol Gruppo Finanziario S.p.A.	157,346	566,561

		2,580,598

Internet 0.8%
1-800-Flowers.com, Inc. Class A (d)(f)	27,200	291,040
Blucora, Inc. (d)(f)	29,600	436,600
GoDaddy, Inc. Class A (d)(f)	19,200	671,040
Groupon, Inc. (f)	183,400	608,888
Overstock.com, Inc. (d)(f)	8,900	155,750
RetailMeNot, Inc. (d)(f)	56,800	528,240
Rubicon Project, Inc. (The) (d)(f)	65,200	483,784
Twitter, Inc. (d)(f)	23,700	386,310
Yahoo!, Inc. (f)	28,223	1,091,383

		4,653,035

Investment Companies 0.3%
EXOR N.V. (d)	35,549	1,533,097
John Laing Group PLC (a)	47,554	158,767
Leonteq A.G. (f)	1,416	47,264

		1,739,128

Iron & Steel 0.4%
APERAM S.A. (d)	4,927	225,217
BlueScope Steel, Ltd.	84,833	564,480
Evraz PLC (f)	138,619	376,354
Ferrexpo PLC (f)	27,564	45,360
Fortescue Metals Group, Ltd.	154,900	654,108
Outokumpu OYJ (d)(f)	9,863	88,249
United States Steel Corp. (d)	6,000	198,060

		2,151,828

Lodging 0.1%
Caesars Entertainment Corp. (d)(f)	66,000	561,000

18	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks (continued)
Machinery—Construction & Mining 0.0%‡
Danieli & C Officine Meccaniche S.p.A.—RSP	14,493	$230,578

Machinery—Diversified 0.1%
Chart Industries, Inc. (d)(f)	1,900	68,438
Deutz A.G.	27,989	157,263
Koenig & Bauer A.G. (f)	4,896	219,863

		445,564

Media 0.2%
Sanoma OYJ	29,115	252,634
Seven West Media, Ltd.	457,539	265,524
Southern Cross Media Group, Ltd.	324,254	360,214
tronc, Inc. (d)	23,400	324,558

		1,202,930

Metal Fabricate & Hardware 0.1%
Global Brass & Copper Holdings, Inc. (d)	4,300	147,490
Granges AB	26,673	251,678

		399,168

Mining 0.8%
Acacia Mining PLC	29,533	134,146
Alumina, Ltd.	456,994	601,218
Anglo American PLC (d)(f)	47,602	667,652
Boliden AB (d)	25,858	673,631
Eramet (f)	2,429	145,015
Glencore PLC (f)	152,496	512,553
Lonmin PLC (f)	150,490	261,808
Mineral Resources, Ltd.	4,156	36,159
OZ Minerals, Ltd.	50,116	284,225
Petra Diamonds, Ltd. (f)	60,559	116,273
Rio Tinto PLC (d)	8,505	323,876
South32, Ltd.	341,552	674,013

		4,430,569

Miscellaneous—Manufacturing 0.4%
AGFA-Gevart N.V. (f)	97,995	378,257
Fenner PLC	37,917	110,069
GWA Group, Ltd.	151,737	323,203
Morgan Advanced Materials PLC	24,854	87,217
RHI A.G. (d)	8,599	219,442
Trinity Industries, Inc. (d)	14,100	391,416
Trinseo S.A. (d)	9,200	545,560
Vesuvius PLC	34,774	169,364

		2,224,528

Office & Business Equipment 0.2%
Neopost S.A. (d)	17,936	560,907
Xerox Corp. (d)	71,100	620,703

		1,181,610

	Shares	Value
Oil & Gas 1.6%
Alon USA Energy, Inc. (d)	18,300	$208,254
Antero Midstream Partners, L.P. (d)	47,000	1,451,360
Bill Barrett Corp. (d)(f)	47,400	331,326
EnQuest PLC (f)	263,460	135,638
Ensco PLC Class A (d)	31,800	309,096
EQT GP Holdings, L.P. (d)	27,700	698,317
Murphy USA, Inc. (d)(f)	4,100	252,027
Nabors Industries, Ltd. (d)	20,100	329,640
Noble Corp. PLC (d)	51,700	306,064
PBF Energy, Inc. Class A (d)	9,100	253,708
Premier Oil PLC (f)	56,194	51,037
QEP Resources, Inc. (d)(f)	17,600	324,016
Rice Energy, Inc. (d)(f)	15,900	339,465
Rowan Cos. PLC Class A (d)(f)	16,400	309,796
Sanchez Energy Corp. (d)(f)	19,600	176,988
Saras S.p.A.	315,618	569,778
SM Energy Co. (d)	9,400	324,112
Southwestern Energy Co. (d)(f)	31,500	340,830
Suncor Energy, Inc.	10,518	343,902
Transocean, Ltd. (d)(f)	22,100	325,754
Valero Energy Partners, L.P. (d)	28,759	1,273,161
VTTI Energy Partners, L.P. (d)	16,770	270,835

		8,925,104

Oil & Gas Services 1.3%
Baker Hughes, Inc.	25,010	1,624,900
FMC Technologies, Inc. (d)(f)	9,600	341,088
Halliburton Co.	8,000	432,720
Maire Tecnimont S.p.A.	127,157	344,762
MRC Global, Inc. (d)(f)	26,000	526,760
Oceaneering International, Inc. (d)	10,800	304,668
♦Rice Midstream Partners, L.P.	75,600	1,858,248
Superior Energy Services, Inc. (d)	19,900	335,912
Technip S.A.	21,868	1,551,806

		7,320,864

Pharmaceuticals 1.5%
Actelion, Ltd. Registered (d)(f)	174	37,610
Amphastar Pharmaceuticals, Inc. (d)(f)	26,800	493,656
AstraZeneca PLC, Sponsored ADR	11,800	322,376
Australian Pharmaceutical Industries, Ltd.	53,863	79,839
Catalent, Inc. (d)(f)	20,700	558,072
Depomed, Inc. (d)(f)	37,800	681,156
Heska Corp. (d)(f)	6,800	486,880
Horizon Pharma PLC (d)(f)	95,772	1,549,591
Impax Laboratories, Inc. (d)(f)	19,500	258,375
Indivior PLC	158,367	577,135
Mylan N.V. (f)	13,717	523,304
Orion Oyj Class B (d)	8,867	394,648
Phibro Animal Health Corp. Class A (d)	19,500	571,350
Sanofi (d)	1,248	100,933

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	19

Consolidated Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Pharmaceuticals (continued)
SciClone Pharmaceuticals, Inc. (d)(f)	18,400	$198,720
Shire PLC, ADR	1,892	322,359
Sigma Pharmaceuticals, Ltd.	255,777	237,855
Sucampo Pharmaceuticals, Inc. Class A (d)(f)	41,900	567,745
Supernus Pharmaceuticals, Inc. (d)(f)	21,300	537,825

		8,499,429

Pipelines 4.8%
Cheniere Energy, Inc. (d)(f)	18,500	766,455
Dominion Midstream Partners, L.P. (d)	34,400	1,016,520
♦Energy Transfer Equity, L.P. (d)	92,800	1,791,968
♦Energy Transfer Partners, L.P. (d)	49,400	1,769,014
EnLink Midstream LLC	48,600	925,830
Enterprise Products Partners, L.P. (d)	58,300	1,576,432
EQT Midstream Partners, L.P. (d)	8,900	682,452
Genesis Energy, L.P. (d)	22,000	792,440
Magellan Midstream Partners, L.P. (d)	11,000	831,930
MPLX, L.P. (d)	48,600	1,682,532
♦NGL Energy Partners, L.P. (d)	86,500	1,816,500
ONEOK, Inc. (d)	23,100	1,326,171
Phillips 66 Partners, L.P. (d)	26,800	1,303,552
Plains GP Holdings, L.P. Class A	27,301	946,799
SemGroup Corp. Class A (d)	40,700	1,699,225
Shell Midstream Partners, L.P. (d)	44,560	1,296,250
Sunoco Logistics Partners, L.P.	32,400	778,248
♦Targa Resources Corp. (d)	37,500	2,102,625
Tesoro Logistics, L.P. (d)	25,200	1,280,412
♦Williams Cos., Inc. (The)	62,800	1,955,592
Williams Partners, L.P.	25,600	973,568

		27,314,515

Retail 2.0%
Ascena Retail Group, Inc. (d)(f)	78,100	483,439
Barnes & Noble, Inc. (d)	27,200	303,280
Best Buy Co., Inc. (d)	12,500	533,375
Big 5 Sporting Goods Corp. (d)	30,200	523,970
Brinker International, Inc. (d)	13,100	648,843
Byggmax Group AB	6,360	43,918
Cewe Stiftung & Co KGAA	849	75,518
CST Brands, Inc.	18,720	901,368
Debenhams PLC	768,908	542,435
Dick’s Sporting Goods, Inc. (d)	6,900	366,390
Finish Line, Inc. (The) Class A (d)	24,600	462,726
GameStop Corp. Class A (d)	25,500	644,130
Gap, Inc. (The) (d)	27,600	619,344
Kate Spade & Co. (d)(f)	45,400	847,618
Liberty Interactive Corp. QVC Group Class A (d)(f)	32,900	657,342
Nu Skin Enterprises, Inc. Class A (d)	13,300	635,474
Office Depot, Inc.	210,680	952,273

	Shares	Value
Retail (continued)
Pandora A/S (d)	3,290	$429,714
PVH Corp. (d)	4,000	360,960
Rallye S.A.	6,423	124,508
Regis Corp. (d)(f)	9,400	136,488
Ruby Tuesday, Inc. (f)	3,600	11,628
Rush Enterprises, Inc. Class A (d)(f)	7,700	245,630
Staples, Inc. (d)	67,800	613,590
Urban Outfitters, Inc. (d)(f)	14,700	418,656

		11,582,617

Savings & Loans 0.1%
Banc of California, Inc. (d)	31,400	544,790

Semiconductors 0.5%
Alpha & Omega Semiconductor, Ltd. (d)(f)	9,800	208,446
Amkor Technology, Inc. (d)(f)	50,800	535,940
BE Semiconductor Industries N.V. (d)	17,340	577,396
InvenSense, Inc. (f)	33,060	422,837
Siltronic A.G. (d)(f)	12,000	555,604
STMicroelectronics N.V. (d)	60,414	684,972

		2,985,195

Shipbuilding 0.1%
Yangzijiang Shipbuilding Holdings, Ltd.	1,002,500	560,966

Software 0.5%
Akamai Technologies, Inc. (d)(f)	9,700	646,796
Allscripts Healthcare Solutions, Inc. (d)(f)	6,900	70,449
First Data Corp. Class A (d)(f)	1,800	25,542
IGG, Inc.	712,000	476,714
Kudelski S.A. (f)	11,813	204,700
Nuance Communications, Inc. (d)(f)	43,700	651,130
Quality Systems, Inc. (d)(f)	42,800	562,820

		2,638,151

Telecommunications 0.8%
EarthLink Holdings Corp. (d)	100,200	565,128
EchoStar Corp. Class A (d)(f)	12,700	652,653
Eutelsat Communications S.A. (d)	28,645	554,515
General Communication, Inc. Class A (d)(f)	8,600	167,270
Koninklijke KPN N.V.	67,200	198,994
Spark New Zealand, Ltd.	1,601	3,785
♦T-Mobile U.S., Inc. (f)	9,329	536,511
TDC A/S (f)	94,077	483,006
Telecom Italia S.p.A. (f)	254,291	223,897
Telecom Italia S.p.A.—RSP (f)	938,153	678,070
United States Cellular Corp. (d)(f)	8,300	362,876

		4,426,705

Transportation 0.2%
A.P. Moller—Maersk A/S Class B (d)	417	663,494
Ansaldo STS S.p.A.	26,225	326,839

20	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks (continued)
Transportation (continued)
BW Offshore, Ltd. (f)	40,563	$130,148
DFDS A/S	2,109	96,165
Nobina AB (a)	21,252	118,350
Ocean Yield ASA	6,948	52,305

		1,387,301

Trucking & Leasing 0.1%
Greenbrier Cos., Inc. (The) (d)	12,700	527,685

Total Common Stocks (Cost $148,642,856)		161,868,091

Convertible Preferred Stock 0.1%
Auto Components 0.1%
Schaeffler A.G. (d)	21,640	319,388

Total Convertible Preferred Stock (Cost $315,896)		319,388

Purchased Options 0.0%‡ Purchased Put Options 0.0%‡
10-Year United States Treasury Note Strike Price $120.50 Expires 2/24/17, American Style	80,000	11,250

Total Purchased Options (Cost $40,206)		11,250

	Principal Amount
Short-Term Investments 60.4%
Repurchase Agreements 49.2%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $242,303,457 (Collateralized by United States Treasury securities with rates between 0.125% and 2.125% and maturity dates between 4/15/17 and 5/31/23, with a Principal Amount of $248,710,000 and a Market Value of $247,173,093)	$242,302,649	242,302,649

	Principal Amount	Value
Repurchase Agreements (continued)
State Street Bank and Trust Co. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $37,070,142 (Collateralized by United States Treasury securities with rates between 3.125% and 3.75% and maturity dates between 11/15/18 and 5/15/21, with a Principal Amount of $35,900,000 and a Market Value of $37,815,540)*	$37,070,018	$37,070,018

Total Repurchase Agreements (Cost $279,372,667)		279,372,667

U.S. Government 11.2%
United States Treasury Bills (g) 11.2%
0.00%, due 2/2/17* (h)	5,000,000	4,998,240
0.00%, due 2/23/17 (h)	22,082,000	22,067,271
0.00%, due 3/16/17* (h)	8,900,000	8,891,100
0.00%, due 3/23/17	4,858,000	4,852,671
0.00%, due 5/25/17 (h)	17,412,000	17,370,281
0.00%, due 9/14/17* (h)	5,540,400	5,512,809

Total U.S. Government (Cost $63,694,019)		63,692,372

Total Short-Term Investments (Cost $343,066,686)		343,065,039

Total Investments, Before Investments Sold Short (Cost $608,566,431) (m)	109.2%	619,880,433

	Shares
Investments Sold Short (22.2%) Common Stocks Sold Short (18.5%)
Advertising (0.1%)
JCDecaux S.A.	(23,578)	(692,155)

Aerospace & Defense (0.3%)
Aerovironment, Inc. (f)	(19,900)	(533,917)
Cobham PLC	(313,754)	(632,273)
Zodiac Aerospace	(28,665)	(658,048)

		(1,824,238)

Airlines (0.1%)
Copa Holdings S.A. Class A	(7,100)	(644,893)

Apparel (0.3%)
Brunello Cucinelli S.p.A.	(8,446)	(180,814)
Iconix Brand Group, Inc. (f)	(58,500)	(546,390)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	21

Consolidated Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Apparel (continued)
Sequential Brands Group, Inc. (f)	(36,400)	$(170,352)
Ted Baker PLC	(10,814)	(374,729)
Tod’s S.p.A.	(8,902)	(578,770)

		(1,851,055)

Auto Parts & Equipment (0.1%)
Motorcar Parts of America, Inc. (f)	(16,100)	(433,412)

Banks (1.1%)
Banca Generali S.p.A.	(6,294)	(150,030)
Banca Monte dei Paschi di Siena S.p.A (f)(i)	(11,083)	(175,931)
Banca Popolare di Sondrio SCPA	(96,672)	(318,045)
Banco Comercial Portugues S.A. Class R (f)	(105,730)	(119,154)
Banco Popolare S.C.	(217,854)	(525,355)
Banco Popular Espanol S.A.	(634,851)	(613,132)
BOK Financial Corp.	(7,900)	(656,016)
Commerzbank A.G.	(86,701)	(661,253)
Credito Valtellinese S.C.	(1,351,967)	(529,473)
EFG International A.G. (f)	(53,832)	(325,588)
Liberbank S.A. (f)	(241,732)	(250,487)
Live Oak Bancshares, Inc.	(3,400)	(62,900)
Lloyds Banking Group PLC	(844,986)	(649,820)
Park National Corp.	(900)	(107,694)
Royal Bank of Scotland Group PLC (f)	(128,857)	(355,894)
Unione di Banche Italiane S.p.A.	(194,315)	(534,087)
Westamerica Bancorp.	(4,500)	(283,185)

		(6,318,044)

Beverages (0.2%)
Brown-Forman Corp. Class B	(3,000)	(134,760)
Coca-Cola European Partners PLC	(13,898)	(438,515)
Marie Brizard Wine & Spirits S.A. (f)	(11,522)	(216,512)

		(789,787)

Biotechnology (0.7%)
Ablynx N.V. (f)	(22,763)	(259,102)
Adocia (f)	(1,554)	(99,751)
Basilea Pharmaceutica A.G. Registered (f)	(5,855)	(420,260)
Clearside Biomedical, Inc. (f)	(5,100)	(45,594)
Evolva Holding S.A. (f)	(49,999)	(35,856)
Genfit (f)	(25,514)	(563,523)
Illumina, Inc. (f)	(4,700)	(601,788)
MorphoSys A.G. (f)	(10,903)	(558,417)
Omeros Corp. (f)	(51,300)	(508,896)
Pacific Biosciences of California, Inc. (f)	(35,200)	(133,760)
Paratek Pharmaceuticals, Inc. (f)	(3,300)	(50,820)
Pharma Mar S.A. (f)	(35,612)	(101,388)
WaVe Life Sciences, Ltd. (f)	(10,300)	(269,345)

		(3,648,500)

	Shares	Value
Building Materials (0.0%)‡
Caesarstone, Ltd. (f)	(600)	$(17,190)

Chemicals (0.7%)
CF Industries Holdings, Inc.	(17,900)	(563,492)
Essentra PLC	(54,107)	(306,431)
Incitec Pivot, Ltd.	(256,879)	(664,269)
Novozymes A/S Class B	(19,348)	(665,891)
OCI N.V. (f)	(34,178)	(596,233)
SGL Carbon S.E. (f)	(25,305)	(222,267)
Tessenderlo Chemie N.V. (f)	(112)	(4,102)
Valvoline, Inc.	(32,100)	(690,150)

		(3,712,835)

Commercial Services (0.6%)
CAI International, Inc. (f)	(5,400)	(46,818)
Capita PLC	(108,360)	(709,417)
Cerved Information Solutions S.p.A.	(14,056)	(116,479)
Europcar Groupe S.A. (a)(f)	(38,364)	(388,955)
Rollins, Inc.	(19,900)	(672,222)
Square, Inc. Class A (f)	(46,100)	(628,343)
Textainer Group Holdings, Ltd.	(50,800)	(378,460)
WEX, Inc. (f)	(5,800)	(647,280)

		(3,587,974)

Computers (0.2%)
Arcam AB (f)	(716)	(24,988)
Cray, Inc. (f)	(14,800)	(306,360)
Ingenico Group S.A.	(1,683)	(134,377)
KEYW Holding Corp. (The) (f)	(8,200)	(96,678)
Mercury Systems, Inc. (f)	(2,000)	(60,440)
Tobii AB (f)	(56,072)	(419,836)

		(1,042,679)

Cosmetics & Personal Care (0.2%)
Coty, Inc. Class A	(35,700)	(653,667)
e.l.f. Beauty, Inc. (f)	(9,600)	(277,824)

		(931,491)

Country Funds—Closed-end (0.1%)
Flow Traders (a)	(13,702)	(471,770)

Distribution & Wholesale (0.2%)
Travis Perkins PLC	(34,829)	(622,520)
Triton International Ltd.	(25,700)	(406,060)

		(1,028,580)

Diversified Financial Services (0.0%)‡
On Deck Capital, Inc. (f)	(22,200)	(102,786)

Electric (0.1%)
∎ DONG Energy A/S (a)(f)	(19,021)	(719,915)

22	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Electrical Components & Equipment (0.1%)
Universal Display Corp. (f)	(9,400)	$(529,220)
Vossloh A.G. (f)	(1,395)	(87,455)

		(616,675)

Electronics (0.5%)
Fingerprint Cards AB Class B (f)	(79,675)	(549,552)
Fitbit, Inc. Class A (f)	(47,900)	(350,628)
Gentex Corp.	(33,400)	(657,646)
GoPro, Inc. Class A (f)	(62,500)	(544,375)
Mesa Laboratories, Inc.	(2,200)	(270,050)
TASER International, Inc. (f)	(11,400)	(276,336)

		(2,648,587)

Energy—Alternate Sources (0.2%)
Plug Power, Inc. (f)	(59,600)	(71,520)
Sunrun, Inc. (f)	(100,200)	(532,062)
TerraForm Power, Inc. Class A (f)	(35,900)	(459,879)

		(1,063,461)

Engineering & Construction (0.3%)
Bilfinger S.E. (f)	(5,203)	(198,642)
Cie d’Entreprises CFE	(1,833)	(199,570)
Exponent, Inc.	(2,700)	(162,810)
KBR, Inc.	(38,400)	(640,896)
Kier Group PLC	(12,608)	(212,704)
Koninklijke BAM Groep N.V.	(94,479)	(436,031)

		(1,850,653)

Entertainment (0.1%)
Caesars Acquisition Co. Class A (f)	(10,700)	(144,450)
Codere S.A. (f)	(185,996)	(148,399)

		(292,849)

Finance—Auto Loans (0.1%)
Credit Acceptance Corp. (f)	(3,100)	(674,281)

Finance—Consumer Loans (0.1%)
Navient Corp.	(39,900)	(655,557)

Finance—Investment Banker/Broker (0.0%)‡
Virtu Financial, Inc. Class A	(6,900)	(110,055)

Finance—Mortgage Loan/Banker (0.0%)‡
Arlington Asset Investment Corp. Class A	(1,800)	(26,676)

Finance—Other Services (0.1%)
Hypoport A.G. (f)	(3,190)	(261,306)

Food (0.4%)
a2 Milk Co., Ltd. (f)	(18,024)	(26,582)
Amplify Snack Brands, Inc. (f)	(58,900)	(518,909)
Bega Cheese, Ltd.	(8,372)	(25,546)

	Shares	Value
Food (continued)
Bellamy’s Australia, Ltd. (i)	(39,605)	$(190,921)
Blue Buffalo Pet Products, Inc. (f)	(27,200)	(653,888)
Dairy Crest Group PLC	(40,352)	(308,124)
Ocado Group PLC (f)	(175,737)	(571,607)
Viscofan S.A.	(1,805)	(88,995)
Wessanen	(1,592)	(22,260)

		(2,406,832)

Food Services (0.1%)
DO & CO. A.G.	(3,594)	(236,107)

Forest Products & Paper (0.0%)‡
Deltic Timber Corp.	(200)	(15,414)

Hand & Machine Tools (0.0%)‡
KUKA A.G.	(517)	(47,984)

Health Care—Products (0.6%)
ABIOMED, Inc. (f)	(5,900)	(664,812)
Accelerate Diagnostics, Inc. (f)	(24,200)	(502,150)
Ambu A/S Class B	(2,549)	(102,049)
Cerus Corp. (f)	(122,200)	(531,570)
ConforMIS, Inc. (f)	(12,200)	(98,820)
GenMark Diagnostics, Inc. (f)	(30,300)	(370,872)
iRhythm Technologies, Inc. (f)	(5,700)	(171,000)
Novan, Inc. (f)	(4,400)	(118,888)
Novocure, Ltd. (f)	(46,500)	(365,025)
Patterson Cos., Inc.	(1,400)	(57,442)
Rockwell Medical, Inc. (f)	(34,300)	(224,665)

		(3,207,293)

Health Care—Services (0.6%)
AAC Holdings, Inc. (f)	(18,400)	(133,216)
Capital Senior Living Corp. (f)	(31,900)	(511,995)
Healthscope, Ltd.	(158,167)	(260,536)
Healthways, Inc. (f)	(24,900)	(566,475)
LifePoint Health, Inc. (f)	(6,500)	(369,200)
Mediclinic International PLC	(62,588)	(591,471)
MEDNAX, Inc. (f)	(9,300)	(619,938)
Surgery Partners, Inc. (f)	(12,000)	(190,200)
Teladoc, Inc. (f)	(22,900)	(377,850)

		(3,620,881)

Holding Companies—Diversified (0.1%)
Ackermans & van Haaren N.V.	(3,075)	(427,535)
Bollore S.A.	(38,577)	(135,920)
Mitie Group PLC	(81,031)	(223,994)

		(787,449)

Home Builders (0.2%)
Berkeley Group Holdings PLC (The)	(11,152)	(385,479)
Cairn Homes PLC (f)	(83,330)	(118,399)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	23

Consolidated Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Home Builders (continued)
LGI Homes, Inc. (f)	(19,200)	$(551,616)
William Lyon Homes Class A (f)	(14,100)	(268,323)

		(1,323,817)

Insurance (0.3%)
Ambac Financial Group, Inc. (f)	(3,300)	(74,250)
Citizens, Inc. (f)	(14,000)	(137,480)
Greenlight Capital Re, Ltd. Class A (f)	(18,400)	(419,520)
MBIA, Inc. (f)	(44,700)	(478,290)
Sampo Oyj Class A	(6,712)	(300,142)
Trupanion, Inc. (f)	(17,700)	(274,704)

		(1,684,386)

Internet (0.9%)
Chegg, Inc. (f)	(70,300)	(518,814)
FireEye, Inc. (f)	(51,400)	(611,660)
Global Eagle Entertainment, Inc. (f)	(20,500)	(132,430)
Liberty Ventures Series A (f)	(17,360)	(640,063)
Pandora Media, Inc. (f)	(49,800)	(649,392)
Rapid7, Inc. (f)	(11,100)	(135,087)
Symantec Corp.	(9,100)	(217,399)
TripAdvisor, Inc. (f)	(13,700)	(635,269)
Yoox Net-A-Porter Group S.p.A. (f)	(19,923)	(562,780)
Zillow Group, Inc. Class A (f)	(17,200)	(626,940)
Zillow Group, Inc. Class C (f)	(5,700)	(207,879)
zooplus A.G. (f)	(1,198)	(153,226)

		(5,090,939)

Investment Companies (0.1%)
KBC Ancora (f)	(892)	(37,346)
Kinnevik AB Class B	(27,386)	(656,127)

		(693,473)

Investment Management/Advisory Services (0.2%)
Hargreaves Lansdown PLC	(44,170)	(659,341)
Northstar Asset Management Group, Inc.	(6,400)	(95,488)
Platinum Asset Management, Ltd.	(95,076)	(362,861)
VZ Holding A.G.	(142)	(42,603)

		(1,160,293)

Iron & Steel (0.1%)
Allegheny Technologies, Inc.	(31,700)	(504,981)

Leisure Time (0.1%)
Ardent Leisure Group	(166,525)	(279,817)

Lodging (0.0%)‡
NH Hotel Group S.A. (f)	(8,271)	(33,451)

Machinery—Construction & Mining (0.1%)
Outotec OYJ (f)	(59,057)	(310,217)

	Shares	Value
Machinery—Diversified (0.5%)
Burckhardt Compression Holding A.G.	(900)	$(236,654)
Cognex Corp.	(10,400)	(661,648)
FLSmidth & Co. A/S	(2,904)	(120,377)
GEA Group A.G.	(3,430)	(137,486)
Graco, Inc.	(7,900)	(656,411)
Middleby Corp. (The) (f)	(2,800)	(360,668)
Power Solutions International, Inc. (f)	(8,300)	(62,250)
Talgo S.A. (a)(f)	(15,477)	(73,565)
Zebra Technologies Corp. Class A (f)	(7,600)	(651,776)

		(2,960,835)

Media (0.6%)
Altice N.V. Class A (f)	(27,599)	(545,911)
Altice N.V. Class B (f)	(17,966)	(357,284)
Cairo Communication S.p.A.	(14,461)	(57,941)
Liberty Broadband Corp. Class A (f)	(3,100)	(224,626)
Liberty Broadband Corp. Class C (f)	(9,000)	(666,630)
Promotora de Informaciones S.A. Class A (f)	(10,986)	(60,618)
Schibsted ASA Class A	(24,402)	(559,808)
Schibsted ASA Class B	(16,084)	(340,867)
SFR Group S.A. (f)	(11,656)	(328,627)
Television Francaise 1	(21,061)	(209,475)

		(3,351,787)

Metal Fabricate & Hardware (0.2%)
Sun Hydraulics Corp.	(6,300)	(251,811)
Vallourec S.A. (f)	(51,358)	(350,622)
Valmont Industries, Inc.	(4,400)	(619,960)

		(1,222,393)

Mining (0.8%)
Compass Minerals International, Inc.	(8,200)	(642,470)
Fairmount Santrol Holdings, Inc. (f)	(30,300)	(357,237)
Ferroglobe Representation & Warranty Insurance Trust (f)(i)(j)	(13,500)	(0)
∎ Fresnillo PLC	(49,522)	(735,422)
Nyrstar N.V. (f)	(70,058)	(574,379)
Orocobre, Ltd. (f)	(88,219)	(287,102)
Pilbara Minerals, Ltd. (f)	(509,099)	(182,793)
∎ Randgold Resources, Ltd.	(9,588)	(733,163)
Royal Gold, Inc.	(10,800)	(684,180)
Sirius Minerals PLC (f)	(689,449)	(162,385)
Syrah Resources, Ltd. (f)	(130,223)	(286,198)

		(4,645,329)

Miscellaneous—Manufacturing (0.1%)
Proto Labs, Inc. (f)	(10,600)	(544,310)

Office Equipment/Supplies (0.0%)‡
SLM Solutions Group A.G. (f)	(1,327)	(45,350)

24	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

	Shares	Value
Common Stocks Sold Short (continued)
Oil & Gas (0.4%)
Clayton Williams Energy, Inc. (f)	(2,800)	$(333,928)
Cobalt International Energy, Inc. (f)	(92,400)	(112,728)
Diamondback Energy, Inc. (f)	(3,200)	(323,392)
EQT Corp.	(5,000)	(327,000)
Jones Energy, Inc. Class A (f)	(56,200)	(281,000)
Kosmos Energy, Ltd. (f)	(3,200)	(22,432)
Liquefied Natural Gas, Ltd. (f)	(1,241)	(603)
Pantheon Resources PLC (f)	(26,280)	(25,806)
Par Pacific Holdings, Inc. (f)	(11,900)	(173,026)
Parsley Energy, Inc. Class A (f)	(9,300)	(327,732)
Ring Energy, Inc. (f)	(4,400)	(57,156)
Sound Energy PLC (f)	(188,694)	(172,209)
Synergy Resources Corp. (f)	(35,800)	(318,978)

		(2,475,990)

Oil & Gas Services (0.2%)
Core Laboratories N.V.	(400)	(48,016)
Flotek Industries, Inc. (f)	(47,700)	(447,903)
Frank’s International N.V.	(27,100)	(333,601)
RPC, Inc.	(16,700)	(330,827)
Schoeller-Bleckmann Oilfield Equipment A.G.	(854)	(68,564)
Tesco Corp. (f)	(8,100)	(66,825)

		(1,295,736)

Packaging & Containers (0.1%)
Ball Corp.	(7,800)	(585,546)

Pharmaceuticals (1.1%)
AB Science S.A. (f)	(16,447)	(236,801)
Aclaris Therapeutics, Inc. (f)	(18,400)	(499,376)
Aerie Pharmaceuticals, Inc. (f)	(14,200)	(537,470)
Alk-Abello A/S	(376)	(48,920)
Blackmores, Ltd.	(7,467)	(555,689)
Cempra, Inc. (f)	(24,600)	(68,880)
Collegium Pharmaceutical, Inc. (f)	(28,100)	(437,517)
DBV Technologies S.A. (f)	(378)	(26,425)
DexCom, Inc. (f)	(5,400)	(322,380)
Fagron (f)	(40,610)	(414,302)
Greencross, Ltd.	(3,364)	(16,607)
GW Pharmaceuticals PLC (i)	(51,595)	(467,355)
Intra-Cellular Therapies, Inc. (f)	(35,900)	(541,731)
MyoKardia, Inc. (f)	(8,600)	(111,370)
Premier, Inc. Class A (f)	(22,100)	(670,956)
Revance Therapeutics, Inc. (f)	(29,100)	(602,370)
Sirtex Medical, Ltd.	(11,039)	(112,460)
TherapeuticsMD, Inc. (f)	(94,400)	(544,688)
Vectura Group PLC (f)	(92,833)	(156,889)
Zealand Pharma A/S (f)	(3,457)	(52,051)

		(6,424,237)

	Shares	Value
Pipelines (0.1%)
Cheniere Energy, Inc. (f)	(8,200)	$(339,726)

Private Equity (0.0%)‡
Allied Minds PLC (f)	(22,994)	(133,154)

Real Estate (0.1%)
REA Group, Ltd.	(17,333)	(688,558)

Retail (1.6%)
AO World PLC (f)	(44,574)	(99,554)
At Home Group, Inc. (f)	(28,900)	(422,807)
Boot Barn Holdings, Inc. (f)	(200)	(2,504)
CarMax, Inc. (f)	(6,500)	(418,535)
Chipotle Mexican Grill, Inc. (f)	(1,700)	(641,444)
Conn’s, Inc. (f)	(26,900)	(340,285)
Duluth Holdings, Inc. Class B (f)	(20,500)	(520,700)
Dunkin’ Brands Group, Inc.	(12,200)	(639,768)
GNC Holdings, Inc. Class A	(23,700)	(261,648)
Lululemon Athletica, Inc. (f)	(7,500)	(487,425)
Lumber Liquidators Holdings, Inc. (f)	(33,500)	(527,290)
Luxottica Group S.p.A	(12,573)	(677,220)
Majestic Wine PLC	(1,736)	(6,732)
Sears Holdings Corp. (f)	(55,200)	(512,808)
Shake Shack, Inc. Class A (f)	(13,100)	(468,849)
Sports Direct International PLC (f)	(162,541)	(557,850)
Sportsman’s Warehouse Holdings, Inc. (f)	(23,500)	(220,665)
Tiffany & Co.	(8,300)	(642,669)
Tile Shop Holdings, Inc. (f)	(26,500)	(518,075)
Wingstop, Inc.	(17,800)	(526,702)
Zalando SE (a)(f)	(18,145)	(693,122)

		(9,186,652)

Semiconductors (0.2%)
IPG Photonics Corp. (f)	(6,600)	(651,486)
Manz A.G. (f)	(876)	(30,394)
Nanoco Group PLC (f)	(79,957)	(44,358)
Nordic Semiconductor ASA (f)	(68,608)	(278,904)

		(1,005,142)

Software (1.1%)
Aconex, Ltd. (f)	(85,465)	(311,219)
Atlassian Corp. PLC Class A (f)	(27,000)	(650,160)
Black Knight Financial Services, Inc. Class A (f)	(6,500)	(245,700)
Castlight Health, Inc. Class B (f)	(47,400)	(234,630)
Commercehub, Inc. Series A (f)	(6,900)	(103,569)
Commercehub, Inc. Series C (f)	(12,300)	(184,869)
Evolent Health, Inc. Class A (f)	(23,900)	(353,720)
Hortonworks, Inc. (f)	(59,700)	(496,107)
Inovalon Holdings, Inc. Class A (f)	(14,100)	(145,230)
Instructure, Inc. (f)	(13,700)	(267,835)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	25

Consolidated Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks Sold Short (continued)
Software (continued)
iSentia Group, Ltd.	(92,829)	$(191,488)
NantHealth, Inc. (f)	(4,600)	(45,724)
Opera Software ASA	(37,110)	(160,154)
pdvWireless, Inc. (f)	(4,400)	(99,220)
ServiceNow, Inc. (f)	(8,600)	(639,324)
Splunk, Inc. (f)	(12,400)	(634,260)
Starbreeze A.B. (f)	(66,688)	(141,241)
TomTom N.V. (f)	(9,052)	(81,398)
Twilio, Inc. Class A (f)	(8,600)	(248,110)
Veeva Systems, Inc. Class A (f)	(15,500)	(630,850)
Workday, Inc. Class A (f)	(7,700)	(508,893)

		(6,373,701)

Storage & Warehousing (0.1%)
Mobile Mini, Inc.	(9,100)	(275,275)

Telecommunications (0.8%)
Arista Networks, Inc. (f)	(6,600)	(638,682)
Ei Towers S.p.A. (f)	(5,275)	(284,206)
Euskaltel S.A. (a)(f)	(62,460)	(553,399)
Frontier Communications Corp.	(157,100)	(530,998)
Globalstar, Inc. (f)	(389,001)	(614,622)
Loral Space & Communications, Inc. (f)	(10,300)	(422,815)
Shenandoah Telecommunications Co.	(19,900)	(543,270)
Telecom Plus PLC	(19,054)	(276,056)
TPG Telecom, Ltd.	(84,317)	(413,816)
Vocus Communications, Ltd.	(125,919)	(350,531)

		(4,628,395)

Transportation (0.2%)
D/S Norden A/S (f)	(2,677)	(41,884)
GasLog, Ltd.	(6,600)	(106,260)
Golar LNG, Ltd.	(14,200)	(325,748)
Groupe Eurotunnel S.E. Registered	(72,105)	(684,530)

		(1,158,422)

Total Common Stocks Sold Short (Proceeds $104,768,524)		(104,761,276)

Exchange-Traded Funds Sold Short (k) (3.7%)
∎ SPDR S&P 500 ETF Trust	(15,400)	(3,442,362)
∎ United States Oil Fund, L.P. (f)	(1,505,200)	(17,640,944)

Total Exchange-Traded Funds Sold Short (Proceeds $18,384,563)		(21,083,306)

	Number of Rights	Value
Rights Sold Short (0.0%)‡
Banks (0.0%)‡
Credito Valtellinese (i)(j)	(1,163,697)	$(4)

Energy Equipment & Services (0.0%)‡
Petroleum Geo-Services ASA (i)(j)	(12,478)	(9,698)

Total Rights Sold Short (Proceeds $—)		(9,702)

Total Investments Sold Short (Proceeds $123,153,087) (l)	(22.2)%	(125,854,284)

Total Investments, Net of Investments Sold Short (Cost $485,413,344)	87.0	494,026,149
Other Assets, Less Liabilities	13.0	73,696,256
Net Assets	100.0%	$567,722,405

‡	Less than one-tenth of a percent.

*	Security, or a portion thereof, was held in the MainStay VP Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay VP Absolute Return Multi-Strategy Portfolio.

(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

(b)	PIK (“Payment-in-Kind”)—issuer may pay interest or dividends with additional securities and/or in cash.

(c)	Floating rate—Rate shown was the rate in effect as of December 31, 2016.

(d)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for securities Sold Short (See Note 2).

(e)	Delayed delivery security.

(f)	Non-income producing security.

(g)	Interest rate shown represents yield to maturity.

(h)	Security, or a portion thereof, was maintained in a segregated account at the Portfolio’s custodian as collateral for swap contracts (See Note 2).

(i)	Fair valued security—Represents fair value as measured in good faith under procedures approved by the Board of Trustees. As of December 31, 2016, the total market value of fair valued securities was $(843,909), which represented (0.1)% of the Portfolio’s net assets.

(j)	Illiquid security—As of December 31, 2016, the total market value of these securities deemed illiquid under procedures approved by the Board of Trustees was $9,702, which represented less than one-tenth of a percent of the Portfolio’s net assets.

(k)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(l)	As of December 31, 2016, cash in the amount of $68,874,971 was on deposit with brokers for short sale transactions.

(m)	As of December 31, 2016, cost was $606,990,849 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$19,583,875
Gross unrealized depreciation	(9,202,157)

Net unrealized appreciation	$10,381,718

26	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

As of December 31, 2016, the Portfolio held the following foreign currency forward contracts:

Foreign Currency Buy Contracts	Expiration Date	Counterparty	Contract Amount Purchased		Contract Amount Sold	Unrealized Appreciation (Depreciation)
Euro vs. U.S. Dollar	1/6/17	Societe Generale	EUR	1,585,796	$1,682,352	$(12,815)

Foreign Currency Sales Contracts			Contract Amount Sold		Contract Amount Purchased
Canadian Dollar vs. U.S. Dollar	3/16/17	Societe Generale	CAD	460,000	344,908	2,006
Danish Krone vs. U.S. Dollar	3/16/17	Societe Generale	DKK	3,396,000	478,639	(4,071)
Euro vs. U.S. Dollar	3/16/17	Societe Generale	EUR	6,050,000	6,335,493	(55,613)
Euro vs. U.S. Dollar	1/6/17	Societe Generale		41,391,739	43,919,652	342,122
Pound Sterling vs. U.S. Dollar	1/6/17	Societe Generale	GBP	3,112,000	3,862,225	26,704
Swedish Krona vs. U.S. Dollar	3/16/17	Societe Generale	SEK	14,527,000	1,557,876	(43,310)
Swiss Franc vs. U.S. Dollar	3/16/17	Societe Generale	CHF	768,000	750,493	(7,065)
Net unrealized appreciation (depreciation) on foreign currency forward contracts						$247,958

As of December 31, 2016, the Portfolio held the following futures contracts1:

Type	Number of Contracts Long (Short)	Expiration Date	Notional Amount	Unrealized Appreciation (Depreciation)[2]
Euro BOBL, Put Strike Price $131.25	145	February 2017	$3,816	$(36,115)
Euro Bund, Put Strike Price $159.50	40	February 2017	13,895	(45,121)
Euro BOBL	(110)	March 2017	(15,473,218)	(114,188)
Euro Bund, Call Strike Price $164.00	(40)	February 2017	(65,685)	(27,858)
Euro Bund	(8)	March 2017	(1,382,341)	(7,759)
5-Year United States Treasury Note	(2)	March 2017	(235,328)	667

			$(17,138,861)	$(230,374)

1.	As of December 31, 2016, cash in the amount of $249,445 was on deposit with a broker for futures transactions.

2.	Represents the difference between the value of the contracts at the time they were opened and the value as of December 31, 2016.

As of December 31, 2016, the Portfolio held the following centrally cleared interest rate swap agreements1:

Notional Amount	Currency	Expiration Date	Payments made by Portfolio	Payments Received by Portfolio	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
$15,700,000	USD	1/22/2018	Fixed 0.870%	3-Month USD-LIBOR	$—	$53,930	$53,930
17,460,000	USD	2/25/2018	Fixed 0.800%	3-Month USD-LIBOR	—	84,925	84,925
4,875,000	USD	2/25/2026	3-Month USD-LIBOR	Fixed 1.605%	—	(281,499)	(281,499)
4,090,000	USD	1/22/2026	3-Month USD-LIBOR	Fixed 1.836%	—	(152,871)	(152,871)
					$—	$(295,515)	$(295,515)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	27

Consolidated Portfolio of Investments December 31, 2016 (continued)

As of December 31, 2016, the Portfolio held the following centrally cleared credit default swap contracts1:

Reference Entity	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Markit CDX North American High Yield Series 25	12/20/2021	Sell	$23,830	5.00%	$872,255	$1,474,165	$601,910
Markit CDX North American Investment Grade Series 25	12/20/2021	Sell	21,675	1.00%	238,500	327,930	89,430
Markit iTraxx Europe Crossover Series 26	12/20/2021	Buy	EUR 9,700	(5.00)%	(797,761)	(970,427)	(172,666)
Markit iTraxx Europe Senior Financials Series 26	12/20/2021	Buy	3,200	(1.00)%	1,959	(10,758)	(12,717)
					$314,953	$820,910	$505,957

As of December 31, 2016, the Portfolio held the following OTC credit default swap contracts:

Reference Entity	Counterparty	Termination Date	Buy/Sell Protection[2]	Notional Amount (000)[3]	(Pay)/ Receive Fixed Rate[4]	Upfront Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)[5]
Bayer A.G. 5.625%, 5/23/18	Societe Generale S.A.	6/20/2021	Buy	EUR 600	(1.00)%	$(13,880)	$(14,053)	$(173)
E.ON International Finance B.V. 6.375%, 5/29/17	BNP Paribas S.A.	6/20/2021	Buy	675	(1.00)%	2,297	(10,962)	(13,259)
Fortum OYJ 6.000%, 3/20/19	BNP Paribas S.A.	6/20/2021	Buy	500	(1.00)%	(2,738)	(8,377)	(5,639)
Orange S.A. 5.625%, 5/22/18	BNP Paribas S.A.	6/20/2021	Buy	1,200	(1.00)%	(18,071)	(27,373)	(9,302)
Total Capital S.A. 4.875%, 1/28/19	BNP Paribas S.A.	6/20/2021	Buy	500	(1.00)%	(6,549)	(13,432)	(6,883)
Total Capital S.A. 4.875%, 1/28/19	Societe Generale S.A.	6/20/2021	Buy	500	(1.00)%	(11,141)	(13,433)	(2,292)
Bayer A.G. 5.625% 5/23/18	Societe Generale S.A.	12/20/2021	Buy	400	(1.00)%	(8,939)	(9,355)	(416)
Electricite de France S.A. 5.625% 2/21/33	BNP Paribas S.A.	12/20/2021	Buy	800	(1.00)%	(7,684)	(3,499)	4,185
Marks & Spencer PLC 6.125% 12/02/19	Societe Generale S.A.	12/20/2021	Buy	400	(1.00)%	10,759	9,724	(1,035)
Marks & Spencer PLC 6.125% 12/02/19	BNP Paribas S.A.	12/20/2021	Buy	400	(1.00)%	11,377	10,617	(760)
Next PLC 5.375% 10/26/21	Societe Generale S.A.	12/20/2021	Buy	400	(1.00)%	3,312	1,503	(1,809)
Renault S.A. 3.125% 3/05/21	JPMorgan Chase Bank	12/20/2021	Sell	200	1.00%	101	196	95
						$(41,156)	$(78,444)	$(37,288)

1.	As of December 31, 2016, cash in the amount of $2,343,502 was on deposit with a broker for centrally cleared swap agreements.

2.	Buy—Portfolio pays premium and buys credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Sell—Portfolio receives premium and sells credit protection. If a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

28	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

3.	The maximum potential amount the Portfolio could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap contract.

4.	The annual fixed rate represents the interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) annually on the notional amount of the credit default swap contract.

5.	Represents the difference between the value of the credit default swap contracts at the time they were opened and the value at December 31, 2016.

Total Return Swap Contracts

Open OTC total return equity swap contracts as of December 31, 2016 were as follows1:

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Portfolio	Termination Date(s)	Notional Amount Long/ (Short) (000)*	Unrealized Appreciation
UBS AG	Alibaba Group Holding Ltd	Overnight Bank Funding Rate minus 0.40%	3/1/2025	$(524)	$12,013
Morgan Stanley Capital Services LLC	AMC Entertainment Holdings Inc	US Federal Funds Rate plus 0.45%	3/1/2025	116	5,645
Morgan Stanley Capital Services LLC	Cairo Communication SpA	Euro OverNight Index Average plus 0.55%	3/1/2025	763	78,512
UBS AG	Entertainment One Ltd	Sterling OverNight Index Average plus 0.40%	3/1/2025	577	24,574
Morgan Stanley Capital Services LLC	Haldex AB	1 Month Stockholm Interbank Offered Rate plus 0.45%	3/1/2025	280	1,277
Morgan Stanley Capital Services LLC	Harman International Industries Inc	US Federal Funds Rate plus 0.45%	3/1/2025	711	10,721
Citibank N.A.	iShares Nasdaq Biotechnology ETF	1 Month LIBOR BBA minus 1.40%	3/1/2025	(81)	1,200
Morgan Stanley Capital Services LLC	J Sainsbury PLC	Sterling OverNight Index Average plus 0.55%	3/1/2025	519	45,434
UBS AG	Lavendon Group PLC	1 Month LIBOR BBA plus 0.40%	3/1/2025	618	14,883
UBS AG	London Stock Exchange Group PLC	1 Month LIBOR BBA plus 0.40%	3/1/2025	360	30,019
UBS AG	Marriott International Inc/MD	Overnight Bank Funding Rate plus 0.35%	3/1/2025	1,214	42,599
Morgan Stanley Capital Services LLC	Shire PLC	Sterling OverNight Index Average plus 0.55%	3/1/2025	564	15,391
UBS AG	St Jude Medical Inc	Overnight Bank Funding Rate plus 0.35%	3/1/2025	1,092	18,736
UBS AG	Staples Inc	Overnight Bank Funding Rate minus 0.40%	3/1/2025	(71)	4,527
Citibank N.A.	Swatch Group AG/The	1 Month LIBOR BBA plus 0.40%	3/1/2025	346	24,292
UBS AG	Telecom Italia SpA/Milano	Euro OverNight Index Average plus 0.40%	3/1/2025	81	14,208
Morgan Stanley Capital Services LLC	Ubisoft Entertainment SA	Euro OverNight Index Average plus 0.55%	3/1/2025	804	48,092
				$7,369	$392,123

					Unrealized Depreciation
UBS AG	Abbott Laboratories	Overnight Bank Funding Rate minus 0.40%	3/1/2025	$(452)	$(9,726)
Citibank N.A.	Alibaba Group Holding Ltd	1 Month LIBOR BBA plus 0.35%	3/1/2025	41	(963)
UBS AG	Buzzi Unicem SpA	Euro OverNight Index Average minus 0.45%	3/1/2025	(366)	(47,220)
Citibank N.A.	CNH Industrial NV	1 Month LIBOR BBA minus 0.40%	3/1/2025	(88)	(2,594)
Citibank N.A.	Consumer Staples Select Sector SPDR Fund	1 Month LIBOR BBA minus 0.35%	3/1/2025	(406)	(11,725)
UBS AG	Danieli & C Officine Meccaniche SpA	Euro OverNight Index Average minus 0.45%	3/1/2025	(178)	(20,647)
Morgan Stanley Capital Services LLC	Depomed Inc	US Federal Funds Rate plus 0.45%	3/1/2025	534	(15,609)

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	29

Consolidated Portfolio of Investments December 31, 2016 (continued)

Swap Counterparty	Reference Obligation	Rate(s) (Paid)/Received by the Portfolio	Termination Date(s)	Notional Amount Long/ (Short) (000)*	Unrealized Depreciation
Citibank N.A.	Fiat Chrysler Automobiles NV	1 Month LIBOR BBA minus 0.40%	3/1/2025	$(96)	$(17,197)
UBS AG	FMC Technologies Inc	Overnight Bank Funding Rate minus 0.40%	3/1/2025	(566)	(13,545)
UBS AG	Gamesa Corp Tecnologica SA	Euro OverNight Index Average plus 0.40%	3/1/2025	785	(5,795)
Morgan Stanley Capital Services LLC	GFK SE	Euro OverNight Index Average plus 0.55%	3/1/2025	407	(1,926)
Morgan Stanley Capital Services LLC	Groupe Fnac SA	Euro OverNight Index Average plus 0.55%	3/1/2025	1,342	(77,296)
Citibank N.A.	Henkel AG & Co KGaA	1 Month LIBOR BBA minus 0.40%	3/1/2025	(661)	(39,127)
UBS AG	Lagardere SCA	Euro OverNight Index Average minus 0.45%	3/1/2025	(298)	(43,611)
UBS AG	Orange SA	Euro OverNight Index Average minus 0.45%	3/1/2025	(397)	(23,128)
Citibank N.A.	Swatch Group AG/The	1 Month LIBOR BBA minus 0.40%	3/1/2025	(345)	(22,777)
UBS AG	Telecom Italia SpA/Milano	Euro OverNight Index Average minus 0.45%	3/1/2025	(62)	(10,933)
Morgan Stanley Capital Services LLC	Twitter Inc	US Federal Funds Rate plus 0.45%	3/1/2025	163	(15,741)
UBS AG	Vinci SA	Euro OverNight Index Average minus 0.45%	3/1/2025	(214)	(14,429)
				$(857)	$(393,989)

Open OTC total return basket swap contracts as of December 31, 2016 were as follows1:

Swap Counterparty	Reference Obligation	Rate (Paid)/Received by the Portfolio	Termination Date	Notional Amount (000)*	Unrealized Appreciation/ (Depreciation)
Credit Suisse	Credit Suisse Backwardation Long/Short Excess Return Index **	0.60%	5/31/2017	$7,688	$(4,271)
Credit Suisse	Credit Suisse Custom 24A Excess Return Index **	1.50%	5/31/2017	9,600	(12,491)
Credit Suisse	Credit Suisse Custom 88 Enhanced Excess Return Index **	0.60%	5/31/2017	12,071	(6,541)
Credit Suisse	Credit Suisse Dividend Alpha ER Index	0.25%	5/31/2017	8,539	(2,140)
Credit Suisse	Credit Suisse GAINS 01E Long/Short Excess Return Index **	1.25%	5/31/2017	7,628	(8,304)
JPMorgan Chase Bank	JPMorgan JMAB125E Index	0.00%	10/31/2017	5,159	—
Societe Generale	SGI BOSS 3% Index	0.60%	6/5/2017	10,774	(12,102)
Societe Generale	SGI Smart Market Neutral Commodity 2 Index **	0.60%	6/5/2017	11,075	(5,779)
Societe Generale	SGI US Gravity Index	0.60%	6/5/2017	4,411	(2,148)
Societe Generale	SGI NYLIM Custom US Sector Reversal Index	0.00%	6/5/2017	9,723	(5,085)
				$86,668	$(58,861)

Open OTC Candriam proprietary total return swap contracts as of December 31, 2016 were as follows1:

Swap Counterparty	Reference Obligation	Description	Unrealized Appreciation/ (Depreciation)
Societe Generale Newedge UK Limited	Candriam IG Diversified Futures Index **	Total return swap with Societe Generale Newedge UK Limited (“SG Newedge UK”). The swap provides exposure to the total returns of the Candriam Alternative Return Systemat program, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $94,484,480)***	$(577,101)
Societe Generale Newedge UK Limited	Candriam Global Alpha Index	Total return swap with SG Newedge UK. The swap provides exposure to the returns of the exchange-traded derivatives and OTC foreign exchange forwards for the Candriam Global Alpha strategy, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $32,682,006)****	14,253
Societe Generale Newedge UK Limited	Candriam Global Opportunities Index	Total return swap with SG Newedge UK. The swap provides exposure to the returns of the exchange-traded derivatives and OTC foreign exchange forwards for the Candriam Global Opportunities strategy, calculated on a daily basis with a reference to a managed account owned by SG Newedge UK, a company formed under the laws of England. (Notional Amount $36,942,629)****	(30,474)
			$(593,322)

30	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

The summaries below provide a breakdown of the derivative contracts comprising the index components of the above Candriam proprietary total return swaps as of December 31, 2016:

Candriam IG Diversified Futures Index

Category	% Breakdown
Financials	99.91%
Agriculture	0.81
Foreign Currency	0.10
Metals	0.01
Currency	0.00 †
Energy	(0.02)
Equity Index	(0.81)
Total	100.00%

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
3-Month Sterling Jun19	Financials	(92,808,722)	$(47,971)
Aluminum LME Mar17	Metals	12,347	100,295
Aluminum LME Mar17	Metals	(23,292)	(189,199)
Australian Dollar	Foreign Currency	117	98
Australian Dollar CME Mar17	Foreign Currency	(8,207)	(7,977)
Brent Crude Mar17	Energy	4,960	(2,619)
British Pound CME Mar17	Foreign Currency	(3,309)	(22,489)
British Pound Sterling	Foreign Currency	502	2,365
CAC Index Jan17	Equity Index	3,351	15,949
Canadian Dollar CME Mar17	Foreign Currency	(13,412)	(43,256)
CFE VIX Jan17	Equity Index	(1,699)	(33,703)
Corn Mar17	Agricultural	(330,012)	(21,094)
Cotton Mar17	Agricultural	10,050	21,337
Crude Oil Feb17	Energy	3,734	(3,475)
DAX Index Mar17	Equity Index	3,414	6,824
E-mini Nasdaq Mar17	Equity Index	550	(6,167)
E-mini Russell Mar17	Equity Index	2,084	(8,753)
E-mini S&P Mar17	Equity Index	(15,363)	60,111
EUR/JPY CME Mar17	Foreign Currency	(78,678)	(42,907)
EUR/USD CME Mar17	Foreign Currency	(13,140)	(65,860)
Euro	Foreign Currency	545	2,226
Euro BTP Futures Mar17	Financials	(4,720)	10,038
Euro Bund Mar17	Financials	11,452	(31,116)
Euro Dollars Jun19	Financials	(35,420,639)	(27,156)
Euro Oat Futures Mar17	Financials	(5,554)	16,243
Euro Stoxx50 Mar17	Equity Index	(1,059)	(5,176)
FTSE Index Mar17	Equity Index	562	(184)
Gasoline Blendstock Feb17	Energy	5,842	(31,118)
Gold CMX Feb17	Metals	465	(2,586)
Hang Seng Index Jan17	Equity Index	(2,518)	(20,089)
High Grade Copper Mar17	Metals	3,493	24,398
Hong Kong Dollar	Foreign Currency	27	3
Japan Govt Bond Tiffe Mar17	Financials	(51,947)	3,621

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	31

Consolidated Portfolio of Investments December 31, 2016 (continued)

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
Japanese Yen	Foreign Currency	(557)	$1,219
Japanese Yen CME Mar17	Foreign Currency	(10,249)	4,172
Korean Bond Mar17	Financials	16,937	—
Live Cattle Feb17	Agricultural	8,854	(144,962)
Mexican Peso CME Mar17	Foreign Currency	(851)	(17,740)
Mini Dow Mar17	Equity Index	589,708	(11,663)
Natural Gas Feb17	Energy	5,448	(114,104)
New Zealand Dollar CME Mar17	Foreign Currency	(7,835)	16,973
Nikkei Index Mar17	Equity Index	461,557	1,375
NY Harbor ULSD Futures Feb17	Energy	5,338	25,330
SFE SPI 200 Mar17	Equity Index	4,187	(28,928)
Silver CMX Mar17	Metals	(17)	24,986
South Korean Won	Foreign Currency	953	—
Soybeans Mar17	Agricultural	(413,840)	36,067
Sugar Mar17	Agricultural	(3,391)	(3,476)
Topix Index Mar17	Equity Index	1,260	2,462
U.S. 5 Year Note Mar17	Financials	(15,311)	(21,348)
U.S. Treasury Bond Mar17	Financials	(2,192)	(10,911)
United States Dollar	Currency	(3,686)	—
Wheat Mar17	Agricultural	(316,563)	(25,216)
Zinc LME Mar17	Metals	6,189	126,835
Zinc LME Mar17	Metals	(4,161)	(85,267)
Net Cash and Other Receivables/Payables			(3,518)

Swaps, at Value			$(577,101)

Candriam Global Alpha Index

Category	% Breakdown
Foreign Currency	131.01%
Equity Index	9.78
Currency	0.93
Financials	(41.72)
Total	100.00%

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
2 Year Midcurve Mar17	Financials	(1,257)	$—
2 Year Midcurve Mar17	Financials	(84,487)	13,896
2 Year Midcurve Mar17	Financials	133,957	(16,675)
Australian Dollar	Foreign Currency	1,111	923
Australian Dollar CME Mar17	Foreign Currency	990	962
British Pound CME Mar17	Foreign Currency	(4,548)	(10,308)
British Pound CME Mar17	Foreign Currency	(1,636)	(4,138)
British Pound Sterling	Foreign Currency	19	90
Canadian Dollar CME Mar17	Foreign Currency	894	1,277

32	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
Canadian Dollar CME Mar17	Foreign Currency	(59)	$6,848
CFE VIX Feb17	Equity Index	1,340	16,170
CFE VIX Jan17	Equity Index	(978)	(19,404)
CNY/EUR CME Jan17	Equity Index	(9)	667
DAX Index Jun17	Equity Index	104	2,536
DAX Index Jun17	Equity Index	(66)	(1,522)
DAX Index Jun17	Equity Index	(87)	1,627
E-mini Russell Jan17	Equity Index	(74)	1,240
E-mini Russell Jan17	Equity Index	170	13,738
E-mini S&P Mar 17	Equity index	542	(2,122)
E-mini S&P Mar17	Equity Index	(138)	20,627
E-mini S&P Mar17	Equity Index	(287)	(23,800)
EUR/USD CME Jun17	Foreign Currency	243	23,952
EUR/USD CME Jun17	Foreign Currency	(176)	(17,564)
EUR/USD CME Jun17	Foreign Currency	(78)	6,064
EUR/USD CME Mar17	Foreign Currency	(1,817)	(9,106)
Euro	Foreign Currency	2,929	11,966
Euro Bobl Mar17	Equity Index	(30,479)	17,169
Euro Bund Mar17	Equity Index	(29)	(5,871)
Euro Bund Mar17	Equity Index	3,912	(10,465)
Euro Bund Mar17	Equity Index	(3,567)	(6,008)
Euro Bund Mar17	Equity Index	6,161	9,012
Euro STOXX 50 Jan17	Equity Index	20	(4,406)
Euro STOXX 50 Jan17	Equity Index	(4)	4,198
Euro STOXX 50 Mar17	Equity Index	373	21,641
Euro STOXX 50 Mar17	Equity Index	(398)	(36,297)
Euro STOXX 50 Mar17	Equity Index	(164)	(19,653)
Euro STOXX 50 Mar17	Equity Index	(67)	4,767
Euro STOXX 50 Mar17	Equity Index	(145)	9,822
Euro STOXX 50 Mar17	Equity Index	(107)	7,123
Euro STOXX 50 Mar17	Equity Index	(2,036)	(9,963)
Euro STOXX Banks Jan17	Equity Index	(2)	1,034
FTSE MIB Index Jan17	Equity Index	(1)	484
FTSE MIB Index Jan17	Equity Index	(2)	319
FTSE MIB Index Jun17	Equity Index	(227)	(882)
Hang Seng China Enterprises Index Jan17	Equity Index	2,349	18,020
Hang Seng China Enterprises Index Jan17	Equity Index	(70)	19,122
Hang Seng China Enterprises Index Jan17	Equity Index	212	(54,938)
Hong Kong Dollar	Foreign Currency	89	9
Japanese Yen	Foreign Currency	167	(364)
Japanese Yen CME Jan17	Foreign Currency	(16)	2,587
Japanese Yen CME Mar17	Foreign Currency	174	(71)
Japanese Yen CME Mar17	Foreign Currency	(97)	2,830
Japanese Yen CME Mar17	Foreign Currency	(84)	3,537
Japanese Yen CME Mar17	Foreign Currency	(459,122)	2,981
Japanese Yen CME Mar17	Foreign Currency	(76)	3,487

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	33

Consolidated Portfolio of Investments December 31, 2016 (continued)

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
Japanese Yen CME Mar17	Foreign Currency	1	$(20)
Japanese Yen CME Mar17	Foreign Currency	(98)	728
Mexican Peso CME Mar17	Foreign Currency	533	11,117
Mini MSCI Emerging Markets Mar17	Equity Index	590	(3,986)
Nikkei Index Mar17	Equity Index	109	(61,753)
Nikkei Index Mar17	Equity Index	(31)	14,310
Nikkei Index Mar17	Equity Index	(183)	(23,303)
Norwegian Krone	Foreign Currency	0 ‡	—
Norwegian Krone CME Mar17	Foreign Currency	225,026	8,732
OMX Stockholm 30 Index Nov16	Equity Index	(89)	8,916
Palm Kernel Oil Feb17	Equity Index	(182)	(225)
S&P 500 Index Mar17	Equity Index	(138)	15,208
S&P 500 Index Mar17	Equity Index	(95)	(9,401)
SGX Japanese Government Bond Future Feb17	Equity Index	(50)	(1,924)
Singapore Dollar	Foreign Currency	5	1
South African Rand CME Mar17	Foreign Currency	(200)	20,222
Soybean Meal Mar17	Equity Index	(24)	3,086
Soybeans Feb17	Equity Index	(1)	—
Soybeans Feb17	Equity Index	1	—
Soybeans Mar17	Equity Index	(1)	48
STOXX 600 Basic Resources Mar17	Equity Index	548	(1,708)
STOXX 600 Basic Resources Mar17	Equity Index	(33)	1,778
STOXX 600 Basic Resources Mar17	Equity Index	(94)	83
STOXX Europe 600 Consumer Staples Mar17	Equity Index	(864)	569
STOXX Europe 600 Energy Mar17	Equity Index	1,348	(1,270)
STOXX Europe 600 Technology Mar17	Equity Index	483	(838)
STOXX Europe 600 Telecommunications Mar17	Equity Index	2,935	(5,824)
STOXX Europe 600 Travel Mar17	Equity Index	1,937	3,373
Swedish Krona	Foreign Currency	(55)	(117)
Swiss Franc	Foreign Currency	84	471
Turkish Lira	Foreign Currency	6	(11)
U.S. 10 Year Bonds Mar17	Financials	6,522	1,007
U.S. 10 Year Notes Mar17	Financials	14,168	39,187
U.S. 10 Year Notes Mar17	Financials	(29)	(4,800)
U.S. 10 Year Notes Mar17	Financials	(29)	7,352
U.S. 10 Year Notes Mar17	Financials	72	(14,414)
U.S. 5 Year Note Mar17	Financials	6,183	8,622
U.S. 5 Year Note Mar17	Financials	(17)	3,638
United States Dollar	Currency	(1,679)	—
USD vs. NOK Mar17	Foreign Currency	1,410	3,674
USD vs. NOK Mar17	Foreign Currency	(1,392)	(3,627)
VSTOXX Jan17	Equity Index	(18)	(351)
Net Cash and Other Receivables/Payables			(1,465)

Swaps, at Value			$14,253

34	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Candriam Global Opportunities Index

Category	% Breakdown
Foreign Currency	102.94%
Equity Index	8.85
Currency	(2.03)
Financials	(9.76)
Total	100.00%

Description	Sector	Notional Amount (000)*	Unrealized Appreciation (Depreciation)
Australian Dollar	Foreign Currency	77	64
Australian Dollar CME Mar17	Foreign Currency	(3,650)	(3,548)
British Pound Sterling	Foreign Currency	47	221
CAC Index Jan17	Equity Index	3,171	15,113
DAX Index Mar17	Equity Index	2,913	5,873
E-mini S&P Mar17	Equity Index	(7,555)	29,563
Euro	Foreign Currency	830	3,392
Euro Bobl Feb17	Equity Index	(119)	136
Euro Bobl Feb17	Equity Index	237	404
Euro STOXX Banks Mar17	Equity Index	5,729	(12,204)
Hong Kong Dollar	Foreign Currency	338	35
Hong Kong Exchange H-Shares Jan17	Equity Index	(2,435)	(18,675)
Japanese Yen	Foreign Currency	245	(536)
Mexican Peso CME Mar17	Foreign Currency	162	3,379
New Zealand Dollar CME Mar17	Foreign Currency	3,732	(8,085)
Nikkei Index Mar17	Equity Index	2,490	2,098
Polish Zloty	Foreign Currency	(1)	(4)
Russian Ruble CME Mar17	Foreign Currency	139,357	(13,404)
South Korean Won	Foreign Currency	1,087	—
Soybean Meal Mar17	Equity Index	1,937	4,434
STOXX Europe 600 Health Care Mar17	Equity Index	1,248	(2,499)
STOXX Europe 600 Telecommunications Mar17	Equity Index	1,725	(3,619)
STOXX Europe 600 Travel Mar17	Equity Index	1,377	2,390
Swiss Franc	Foreign Currency	102	575
Topix Index Mar17	Equity Index	1,776	3,457
U.S. 10 Year Notes Mar17	Financials	(13,497)	(37,331)
United States Dollar	Currency	(2,810)	—
USD vs. HKD Jan19	Equity Index	(265)	20
Net Cash and Other Receivables/Payables			(1,723)

Swaps, at Value			$(30,474)

1.	As of December 31, 2016, cash in the amount of $1,657,624 was on deposit with brokers for OTC swap contracts. As of December 31, 2016, cash in the amount of $660,000 was received from brokers for OTC swap contracts.

*	Notional amounts reflected as a positive value indicate a long position held by the Portfolio or Index and a negative value indicates a short position.

**	The total return swap is held in the MainStay VP Multi-Strategy Cayman Fund Ltd., which is a wholly-owned subsidiary of the MainStay VP Absolute Return Multi-Strategy Portfolio.

***	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded futures in relation to any commodity, currency, interest rate, bond or equity index traded on certain exchanges. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on January 21, 2016 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.

‡	Less than $1,000.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	35

Consolidated Portfolio of Investments December 31, 2016 (continued)

****	The investment portfolio of the managed account is comprised at any given time of trading positions selected by Candriam France S.A.S. that include exchange traded derivatives and over the counter derivatives. Under the terms of the swap, the advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on February 26, 2016 and has an open ended term unless terminated by one of the parties. In addition, the terms of the swap provide for a payment to the SG Newedge UK based upon 0.4% per annum accrued on the full notional level of the swap, plus a floating rate (based on LIBOR and Fed Funds) accrued on 15% of the notional of the swap.

†	Amount represents less than 0.01%.

The following abbreviation are used in the preceding pages:

BTP—Buoni del Tesoro Poliennali (Eurex Exchange index)

CAC—Cotation Assiste´e en Continu (French stock market index)

CAD—Canadian Dollar

CFE—CBOE Futures Exchange

CHF—Swiss Franc

CME—Chicago Mercantile Exchange

DAX—Deutscher Aktienindex Index (German stock market index)

DKK—Danish Krone

ETF—Exchange-Traded Fund

EUR—Euro

FTSE—Financial Times Stock Exchange

GBP—British Pound Sterling

HKD—Hong Kong Dollar

JPY—Japanese Yen

LIBOR—London Interbank Offered Rate

LME—London Metal Exchange

MIB—Milano Italia Borsa (Italian national stock exchange)

NOK—Norwegian Krone

OMX—Option Market Index

SEK—Swedish Krona

SFE SPI—Sydney Futures Exchange Share Price Index

SGX—Singapore Exchange

SPDR—Standard & Poor’s Depositary Receipt

USD—United States Dollar

VIX—CBOE Volatility Index

VSTOXX—Euro Stoxx 50 Volatility Index

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets and liabilities.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$—	$50,096,427	$—	$50,096,427
Foreign Bonds	—	33,919,722	—	33,919,722
U.S. Government	—	30,600,516	—	30,600,516

Total Long-Term Bonds	—	114,616,665	—	114,616,665

Common Stocks
Advertising	—	392,607	—	392,607
Airlines	—	877,602	—	877,602
Auto Manufacturers	556,864	939,434	—	1,496,298
Auto Parts & Equipment	779,191	2,354,677	—	3,133,868
Banks	2,777,404	4,771,807	—	7,549,211
Building Materials	—	1,116,754	—	1,116,754
Chemicals	5,364,689	2,486,571	—	7,851,260

36	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common Stocks (continued)
Coal	$221,130	$507,565	$—	$728,695
Commercial Services	5,937,946	391,172	—	6,329,118
Cosmetics & Personal Care	—	276,770	—	276,770
Computers	2,410,035	571,068	—	2,981,103
Distribution & Wholesale	632,225	1,027,768	—	1,659,993
Diversified Financial Services	—	27,361	—	27,361
Electric	—	100,530	—	100,530
Electronics	1,591,272	930,971	—	2,522,243
Engineering & Construction	465,630	1,681,327	—	2,146,957
Entertainment	433,840	307,183	—	741,023
Finance Commercial	—	93,168	—	93,168
Finance—Consumer Loans	614,824	403,895	—	1,018,719
Finance—Investment Banker/Broker	2,315,163	364,242	—	2,679,405
Finance—Mortgage Loan/Banker	—	243,847	—	243,847
Finance—Other Services	—	319,834	—	319,834
Food	2,330,965	1,933,515	—	4,264,480
Health Care—Products	4,812,031	11,682	—	4,823,713
Holding Company—Diversified	—	429,095	—	429,095
Home Builders	469,490	1,257,372	—	1,726,862
Household Products & Wares	556,200	702,448	—	1,258,648
Insurance	—	2,580,598	—	2,580,598
Investment Companies	—	1,739,128	—	1,739,128
Iron & Steel	198,060	1,953,768	—	2,151,828
Machinery—Construction & Mining	—	230,578	—	230,578
Machinery—Diversified	68,438	377,126	—	445,564
Media	324,558	878,372	—	1,202,930
Metal Fabricate & Hardware	147,490	251,678	—	399,168
Mining	—	4,430,569	—	4,430,569
Miscellaneous—Manufacturing	936,976	1,287,552	—	2,224,528
Office & Business Equipment	620,703	560,907	—	1,181,610
Oil & Gas	8,168,651	756,453	—	8,925,104
Oil & Gas Services	5,424,296	1,896,568	—	7,320,864
Pharmaceuticals	7,071,409	1,428,020	—	8,499,429
Retail	10,366,524	1,216,093	—	11,582,617
Semiconductors	1,167,223	1,817,972	—	2,985,195
Shipbuilding	—	560,966	—	560,966
Software	1,956,737	681,414	—	2,638,151
Telecommunications	2,284,438	2,142,267	—	4,426,705
Transportation	—	1,387,301	—	1,387,301
All Other Industries	40,166,094	—	—	40,166,094

Total Common Stocks	111,170,496	50,697,595	—	161,868,091

Convertible Preferred Stocks	—	319,388	—	319,388
Purchased Options	11,250	—	—	11,250
Short-Term Investments
Repurchase Agreement	—	279,372,667	—	279,372,667
U.S. Government	—	63,692,372	—	63,692,372

Total Short-Term Investments	—	343,065,039	—	343,065,039

Total Investments in Securities	111,181,746	508,698,687	—	619,880,433

Other Financial Instruments
Candriam Proprietary Total Return Swap Contracts (d)	—	14,253	—	14,253
Credit Default Swap Contracts (d)	—	695,620	—	695,620
Foreign Currency Forward Contracts (d)	—	370,832	—	370,832
Futures Contracts Short (d)	667	—	—	667
Interest Rate Swap Contracts (d)	—	138,855	—	138,855
Total Return Equity Swap Contracts (d)	—	392,123	—	392,123

Total Other Financial Instruments	667	1,611,683	—	1,612,350

Total Investments in Securities and Other Financial Instruments	$111,182,413	$510,310,370	$—	$621,492,783

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	37

Consolidated Portfolio of Investments December 31, 2016 (continued)

Liability Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)		Total
Investments in Securities Sold Short (a)
Common Stocks Sold Short
Advertising	$—	$(692,155)	$—		$(692,155)
Aerospace & Defense	(533,917)	(1,290,321)	—		(1,824,238)
Apparel	(716,742)	(1,134,313)	—		(1,851,055)
Banks	(1,109,795)	(5,208,249)	—		(6,318,044)
Beverages	(134,760)	(655,027)	—		(789,787)
Biotechnology	(1,610,203)	(2,038,297)	—		(3,648,500)
Chemicals	(1,253,642)	(2,459,193)	—		(3712,835)
Commercial Services	(2,373,123)	(1,214,851)	—		(3,587,974)
Computers	(463,478)	(579,201)	—		(1,042,679)
Country Funds—Closed-end	—	(471,770)	—		(471,770)
Distribution & Wholesale	(406,060)	(622,520)	—		(1,028,580)
Electric	—	(719,915)	—		(719,915)
Electrical Components & Equipment	(529,220)	(87,455)	—		(616,675)
Electronics	(2,099,035)	(549,552)	—		(2,648,587)
Engineering & Construction	(803,706)	(1,046,947)	—		(1,850,653)
Entertainment	(144,450)	(148,399)	—		(292,849)
Finance—Other Services	—	(261,306)	—		(261,306)
Food	(1,172,797)	(1,234,035)	—		(2,406,832)
Food Services	—	(236,107)	—		(236,107)
Hand & Machine Tools	—	(47,984)	—		(47,984)
Health Care—Products	(3,105,244)	(102,049)	—		(3,207,293)
Health Care—Services	(2,768,874)	(852,007)	—		(3,620,881)
Holding Companies—Diversified	—	(787,449)	—		(787,449)
Home Builders	(819,939)	(503,878)	—		(1,323,817)
Insurance	(1,384,244)	(300,142)	—		(1,684,386)
Internet	(4,374,933)	(716,006)	—		(5,090,939)
Investment Companies	—	(693,473)	—		(693,473)
Investment Management/Advisory Services	(95,488)	(1,064,805)	—		(1,160,293)
Leisure Time	—	(279,817)	—		(279,817)
Lodging	—	(33,451)	—		(33,451)
Machinery—Construction & Mining	—	(310,217)	—		(310,217)
Machinery—Diversified	(2,392,753)	(568,082)	—		(2,960,835)
Media	(891,256)	(2,460,531)	—		(3,351,787)
Metal Fabricate & Hardware	(871,771)	(350,622)	—		(1,222,393)
Mining (b)	(1,683,887)	(2,961,442)	—	*	(4,645,329)
Office Equipment/Supplies	—	(45,350)	—		(45,350)
Oil & Gas	(2,277,372)	(198,618)	—		(2,475,990)
Oil & Gas Services	(1,227,172)	(68,564)	—		(1,295,736)
Pharmaceuticals	(4,336,738)	(2,087,499)	—		(6,424,237)
Private Equity	—	(133,154)	—		(133,154)
Real Estate	—	(688,558)	—		(688,558)
Retail	(7,152,174)	(2,034,478)	—		(9,186,652)
Semiconductors	(651,486)	(353,656)	—		(1,005,142)
Software	(5,488,201)	(885,500)	—		(6,373,701)
Telecommunications	(2,750,387)	(1,878,008)	—		(4,628,395)
Transportation	(432,008)	(726,414)	—		(1,158,422)
All Other Industries	(6,925,054)	—	—		(6,925,054)

Total Common Stocks Sold Short	(62,979,909)	(41,781,367)	—	*	(104,761,276)

Exchange Traded Funds Sold Short	(21,083,306)	—	—		(21,083,306)
Rights Sold Short (c)	—	—	(9,702)		(9,702)

Total Investments in Securities Sold Short	(84,063,215)	(41,781,367)	(9,702)		(125,854,284)

38	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments
Candriam Proprietary Total Return Swap Contracts (d)	$—	$(607,575)	$—	$(607,575)
Credit Default Swap Contracts (d)	—	(226,951)	—	(226,951)
Foreign Currency Forward Contracts (d)	—	(122,874)	—	(122,874)
Futures Contracts Long (d)	(81,236)	—	—	(81,236)
Futures Contracts Short (d)	(149,805)	—	—	(149,805)
Interest Rate Swap Contracts (d)	—	(434,370)	—	(434,370)
Total Return Basket Swap Contracts (d)	—	(58,861)	—	(58,861)
Total Return Equity Swap Contracts (d)	—	(393,989)	—	(393,989)

Total Other Financial Instruments	(231,041)	(1,844,620)	—	(2,075,661)

Total Investments in Securities Sold Short and Other Financial Instruments	$(84,294,256)	$(43,625,987)	$(9,702)	$(127,929,945)

*	Less than $0.50.

(a)	For a complete listing of investments and their industries, see the Consolidated Portfolio of Investments.

(b)	The Level 3 security valued at $(0) is held in Mining within the Common Stocks Sold Short section of the Consolidated Portfolio of Investments.

(c)	The Level 3 security valued at $(4) and $(9,698) is held in Banks and Energy Equipment & Services within the Rights Sold Short section of the Consolidated Portfolio of Investments.

(d)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Consolidated Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

As of December 31, 2016, a common stock sold short with a market value of $(1,089,274) held by the Portfolio at December 31, 2015, transferred from Level 1 to Level 2 as the price of this security was fair valued by applying factors provided by a third party vendor in accordance with the Portfolio’s policies and procedures (See Note 2).

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Investments in Securities	Balance as of December 31, 2015	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers in to Level 3	Transfers out of Level 3	Balance as of December 31, 2016	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at December 31, 2016 (a)
Common Stocks Sold Short
Mining	$—	$—	$—	$— *	$—	$—	$—	$—	$— *	$— *
Rights Sold Short
Banks	—	—	—	(4)	—	—	—	—	(4)	(4)
Energy Equipment & Services	—	—	—	(9,698)	—	—	—	—	(9,698)	(9,698)

Total	$—	$—	$—	$(9,702)	$—	$—	$—	$—	$(9,702)	$(9,702)

*	Less than $0.05.

(a)	Included in “Net change in unrealized appreciation (depreciation) on investments sold short” in the Consolidated Statement of Operations.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	39

Consolidated Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities before investments sold short, at value (identified cost $329,193,764)	$340,507,766
Repurchase agreement, at value (identified cost $279,372,667)	279,372,667
Cash collateral on deposit at broker	73,785,542
Cash denominated in foreign currencies (identified cost $646,866)	650,098
Due from broker	1,600,000
Receivables:
Dividends and interest	1,790,781
Investment securities sold	489,234
Fund shares sold	256,263
Variation margin on futures contracts	149,427
Premiums paid for swap contracts	27,846
Unrealized appreciation on OTC swap contracts	410,656
Unrealized appreciation on foreign currency forward contracts	370,832
Variation margin on centrally cleared swaps	348,172

Total assets	699,759,284

Liabilities
Investments sold short (proceeds $123,153,087)	125,854,284
Due to custodian	1,526,995
Due to broker	660,000
Payables:
Investment securities purchased	910,323
Manager (See Note 3)	505,712
Fund shares redeemed	435,271
Broker fees and charges on short sales	398,049
Custodian	178,138
Professional fees	125,785
NYLIFE Distributors (See Note 3)	77,062
Dividends on investments sold short	34,637
Shareholder communication	33,895
Transfer agent (See Note 3)	833
Trustees	811
Accrued expenses	1,215
Premiums received for swap contracts	69,002
Unrealized depreciation on OTC swap contracts	1,101,993
Unrealized depreciation on foreign currency forward contracts	122,874

Total liabilities	132,036,879

Net assets	$567,722,405

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$63,037
Additional paid-in capital	624,435,544

624,498,581
Undistributed net investment income	3,769,843
Accumulated net realized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	(68,649,781)
Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts	10,602,733
Net unrealized appreciation (depreciation) on investments sold short	(2,701,197)
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	202,226

Net assets	$567,722,405

Initial Class
Net assets applicable to outstanding shares	$201,251,953

Shares of beneficial interest outstanding	22,260,331

Net asset value per share outstanding	$9.04

Service Class
Net assets applicable to outstanding shares	$366,470,452

Shares of beneficial interest outstanding	40,776,197

Net asset value per share outstanding	$8.99

40	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Interest	$4,261,061
Dividends (a)	1,950,705

Total income	6,211,766

Expenses
Manager (See Note 3)	6,815,411
Broker fees and charges on short sales	2,915,057
Dividends and interest on investments sold short	1,579,434
Custodian	901,693
Distribution/Service—Service Class (See Note 3)	845,860
Professional fees	265,832
Shareholder communication	95,746
Trustees	15,569
Interest expense	8,606
Transfer agent (See Note 3)	4,708
Miscellaneous	27,209

Total expenses before waiver/reimbursement	13,475,125
Expense waiver/reimbursement from Manager (See Note 3)	(970,674)
Reimbursement from custodian (b)	(14,862)

Net expenses	12,489,589

Net investment income (loss)	(6,277,823)

Realized and Unrealized Gain (Loss) on Investments, Investments Sold Short, Futures Contracts, Swap Contracts, Written Options and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	18,894,211
Investments sold short	(9,627,947)
Futures transactions	124,243
Written option transactions	23,898
Swap transactions	9,158,561
Foreign currency transactions	2,881,735

Net realized gain (loss) on investments, investments sold short, futures transactions, swap transactions, written option transactions and foreign currency transactions	21,454,701

Net change in unrealized appreciation (depreciation) on:
Investments	(1,530,667)
Investments sold short	(8,378,545)
Futures contracts	(130,112)
Swap contracts	(704,020)
Translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	928,423

Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(9,814,921)

Net realized and unrealized gain (loss) on investments, investments sold short, futures transactions, written options, swap transactions and foreign currency transactions	11,639,780

Net increase (decrease) in net assets resulting from operations	$5,361,957

(a)	Dividends recorded net of foreign withholding taxes in the amount of $85,017.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	41

Consolidated Statements of Changes in Net Assets

for the years ended December 31, 2016 and December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(6,277,823)	$(4,195,856)
Net realized gain (loss) on investments, investments sold short, futures transactions, written option transactions, swap transactions and foreign currency transactions	21,454,701	(30,850,288)
Net change in unrealized appreciation (depreciation) on investments, investments sold short, futures contracts, swap contracts and foreign currency transactions	(9,814,921)	3,018,528

Net increase (decrease) in net assets resulting from operations	5,361,957	(32,027,616)

Capital share transactions:
Net proceeds from sale of shares	276,773,421	75,427,943
Cost of shares redeemed	(47,839,006)	(154,485,146)

Increase (decrease) in net assets derived from capital share transactions	228,934,415	(79,057,203)

Net increase (decrease) in net assets	234,296,372	(111,084,819)

Net Assets
Beginning of year	333,426,033	444,510,852

End of year	$567,722,405	$333,426,033

Undistributed net investment income (loss) at end of year	$3,769,843	$(1,374,302)

42	MainStay VP Absolute Return Multi-Strategy Portfolio	The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.

Consolidated Financial Highlights selected per share data and ratios

	Year ended December				May 1, 2013* through December 31,
Initial Class	2016		2015	2014	2013
Net asset value at beginning of year	$9.03		$9.82	$11.15	$10.00

Net investment income (loss) (a)	(0.10)		(0.06)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	0.03		(0.72)	(1.25)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	0.08		(0.01)	(0.00)‡	—

Total from investment operations	0.01		(0.79)	(1.33)	1.15

Net asset value at end of year	$9.04		$9.03	$9.82	$11.15

Total investment return (b)	0.11	% (c)	(8.04%)	(11.93%)	11.50	% (c)
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(1.11)		(0.59%)	(0.78%)	(1.35	%)††
Net expenses (excluding short sale expenses)	1.46%		1.47%	1.46%	1.54	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.63%		2.00%	2.21%	2.64	% ††
Short sale expenses	0.95%		0.53%	0.75%	1.10	% ††
Portfolio turnover rate	267%		115%	113%	18%
Net assets at end of year (in 000’s)	$201,252		$3,051	$100,126	$88,557

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Year ended December			May 1, 2013* through December 31,
Service Class	2016	2015	2014	2013
Net asset value at beginning of year	$9.00	$9.79	$11.14	$10.00

Net investment income (loss) (a)	(0.12)	(0.11)	(0.11)	(0.11)
Net realized and unrealized gain (loss) on investments	0.03	(0.67)	(1.24)	1.25
Net realized and unrealized gain (loss) on foreign currency transactions	0.08	(0.01)	(0.00)‡	—

Total from investment operations	(0.01)	(0.79)	(1.35)	1.14

Net asset value at end of year	$8.99	$9.00	$9.79	$11.14

Total investment return (b)(c)	(0.11%)	(8.07%)	(12.12%)	11.40%
Ratios (to average net assets)/Supplemental Data: (d)
Net investment income (loss)	(1.36)	(1.15%)	(1.04%)	(1.55	%)††
Net expenses (excluding short sales expenses)	1.71%	1.72%	1.71%	1.79	% ††
Expenses (including short sales expenses, before waiver/reimbursement)	2.80%	2.51%	2.48%	2.79	% ††
Short sale expenses	0.90%	0.79%	0.77%	1.00	% ††
Portfolio turnover rate	267%	115%	113%	18%
Net assets at end of year (in 000’s)	$366,470	$330,375	$344,385	$253,022

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro-rata share of the fees and expenses of the Exchange-Traded Funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the consolidated financial statements are an integral part of, and should be read in conjunction with, the consolidated financial statements.	43

Notes to Consolidated Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These consolidated financial statements and notes relate to the MainStay VP Absolute Return Multi-Strategy Portfolio, formerly known as MainStay VP Marketfield Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2013. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its consolidated financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisors (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisors or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

44	MainStay VP Absolute Return Multi-Strategy Portfolio

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Consolidated Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Equity and credit default swap curves	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisors reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Consolidated Portfolio of Investments.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAV is calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisors conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2016, securities that were fair valued in such a manner are shown in the Consolidated Portfolio of Investments.

Equity securities, rights and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. Options contracts are valued at the last posted settlement price on the market where such options are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.

Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or brokers selected by the Manager, in consultation with the Subadvisors. Those values reflect broker/dealer supplied prices and electronic data processing techniques if the evaluated bid or mean prices are deemed by the Manager, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government & federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.

45

Notes to Consolidated Financial Statements (continued)

Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers. These securities are generally categorized as Level 2 in the hierarchy.

Total return swaps contracts, which are arrangements to exchange a market-linked return for a periodic payment, are based on a notional principal amount. To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swap contracts are marked to market daily based upon quotations from market makers and these securities are generally categorized as Level 2 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method cost are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisors might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisors determines the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisors may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith to be reasonable and appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Consolidated Portfolio of Investments, was determined as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument. As of December 31, 2016, securities deemed to be illiquid under procedures approved by the Board are shown in the Consolidated Portfolio of Investments.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the consolidated financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s consolidated financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

For U.S. tax purposes, the Cayman Subsidiary (defined in Note 2(U)) is treated as a controlled foreign corporation (“CFC”) of the Portfolio under the Internal Revenue Code. As a U.S. shareholder of a CFC, the Portfolio is required to include its share of the Cayman Subsidiary’s earnings in its taxable income. Any net loss or deficit in earnings generated by the Cayman Subsidiary cannot be deducted by the Portfolio in the period incurred, nor can such loss or deficit in earnings be carried forward to offset the Portfolio’s taxable income and the Cayman Subsidiary’s earnings in future periods. As a Cayman Islands exempted limited company, the Cayman Subsidiary has received an undertaking from the Government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at this time.

With respect to Portfolio investments in the Cayman Subsidiary, the Internal Revenue Service (“IRS”) has issued private letter rulings to regulated investment companies (but not the Portfolio) in which the IRS specifically concluded that income and gains earned by a regulated investment company from its investment in a wholly-owned foreign subsidiary that invests in commodity-linked instruments are qualifying gross income of a regulated investment company for purposes of compliance with Subchapter M of the Internal Revenue Code. However,

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the Portfolio is not able to rely on private letter rulings issued to other taxpayers. Additionally, the IRS has suspended the issuance of such private letter rulings, pending review of its position on this matter. In connection with investments in the Cayman Subsidiary, the Portfolio has obtained an opinion of counsel that gross income derived by the Portfolio from its investment in the Cayman Subsidiary should constitute qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code. However, no assurances can be provided that the IRS would not be able to successfully assert that the gross income derived by the Portfolio from its investment in the Cayman Subsidiary was not qualifying gross income of a regulated investment company under Subchapter M of the Internal Revenue Code, in which case the Portfolio could fail to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code if less than 90% of its gross income was not derived from such qualifying gross income. If the Portfolio failed to qualify as a regulated investment company, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates. This would significantly adversely affect the returns to, and could cause substantial losses for, Portfolio shareholders.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Consolidated Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Consolidated Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Consolidated Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on securities purchased, other than Short-Term Investments, for the Portfolio are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is recorded daily based on the effective interest method of accrual.

The Portfolio may invest in master limited partnerships (“MLPs”). To comply with Subchapter M of the Code, the Portfolio may invest no more than 25% of its total assets in MLPs. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on the Consolidated Statement of Operations, as well as adjusts the cost basis of each MLP accordingly, as reported on the Consolidated Portfolio of Investments.

Distributions received from investments in energy related U.S. and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Portfolio records its investment income on the ex-date of the distributions from Energy Trusts and MLPs. For purposes of the consolidated financial statements, the Portfolio uses return of capital and income estimates to allocate the distributions received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources. These estimates may subsequently be revised based on information received from Energy Trusts or MLPs after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end.

The Portfolio estimates the allocation of investment income and return of capital associated with distributions received from MLPs and recorded on the Consolidated Statement of Operations. For the year ended December 31, 2016, the Portfolio estimated approximately 100% of the distributions received from MLPs to be from return of capital.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

The Portfolio may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate

47

Notes to Consolidated Financial Statements (continued)

classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Consolidated Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Consolidated Statement of Operations or in the expense ratios included in the Consolidated Financial Highlights.

(G)  Use of Estimates.  In preparing the consolidated financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisors to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisors will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(I)  Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security, or securities index). The Portfolio is subject to risks such as market price risk and/or interest rate risk in the normal course of investing in these transactions. Upon entering into a futures contract, the Portfolio is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. Government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Portfolio agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract.

The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Consolidated Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Portfolio’s involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Portfolio seeks to close out a futures contract. If no liquid market exists, the Portfolio would remain obligated to meet margin requirements until the position is closed. Futures may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Futures may be more volatile than direct investments in the instrument underlying the futures, and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Portfolio’s activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Portfolio, the Portfolio may not be entitled to the return of the entire margin owed to the Portfolio, potentially resulting in a loss. The Portfolio’s investment in futures contracts and other derivatives may increase the volatility of the Portfolio’s NAV and may result in a loss to the Portfolio. As of December 31, 2016, all open futures contracts are shown in the Consolidated Portfolio of Investments.

(J)  Foreign Currency Forward Contracts.  The Portfolio may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Portfolio is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on settlement date. When the forward contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Portfolio’s basis in the contract. The Portfolio may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.

The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Portfolio’s Consolidated Statement of Assets and Liabilities, including counterparty risk, market risk and illiquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts.

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Thus, the Portfolio faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Illiquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Portfolio may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Portfolio than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Portfolio’s assets. Moreover, there may be an imperfect correlation between the Portfolio’s holdings of securities denominated in a particular currency and forward contracts entered into by the Portfolio. Such imperfect correlation may prevent the Portfolio from achieving the intended hedge or expose the Portfolio to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Portfolio’s exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations.

(K)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(L)  Swap Contracts.  The Portfolio may enter into credit default, interest rate, equity, index and currency exchange rate contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Portfolio will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Portfolio receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Portfolio’s current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter market (“OTC swaps”) and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).

Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing, and more types of standardized swaps are expected to be subject to mandatory clearing in the future. The counterparty risk for cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Portfolio typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Portfolio’s exposure to the credit risk of its original counterparty. The Portfolio will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Portfolio would be required to post in an uncleared transaction. As of December 31, 2016, all swap positions outstanding are shown in the Portfolio’s Consolidated Portfolio of Investments.

Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate (“variation margin”) on the Consolidated Statement of Assets and Liabilities.

The Portfolio bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Portfolio may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar creditworthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions.

Interest Rate Swaps: An interest rate swap is an agreement between two parties where one stream of future interest payments is exchanged for another based on a specified principal amount. Interest rate swaps often exchange a fixed payment for a floating payment that is linked to

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Notes to Consolidated Financial Statements (continued)

an interest rate (most often the LIBOR). The Portfolio will typically use interest rate swaps to limit, or manage, its exposure to fluctuations in interest rates, or to obtain a marginally lower interest rate than it would have been able to get without the swap.

Credit Default Swaps: The Portfolio may enter into credit default swaps to simulate long and short bond positions or to take an active long or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation. The types of reference obligations underlying the swaps that may be entered into by the Portfolio include debt obligations of a single issuer of corporate or sovereign debt, a basket of obligations of different issuers or a credit index. A credit index is an equally-weighted credit default swap index that is designed to track a representative segment of the credit default swap market (e.g., investment grade, high volatility, below investment grade or emerging markets) and provides an investor with exposure to specific “baskets” of issuers of certain debt instruments. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically. Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default. Selling protection effectively adds leverage to a portfolio up to the notional amount of the swap agreement. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Equity Swaps (Total Return Swaps): Total return swap contracts are agreements between counterparties to exchange cash flow, one based on a market-linked return of an individual asset or group of assets (such as an index), and the other on a fixed or floating rate. As a total return swap, an equity swap may be structured in different ways. For example, when the Portfolio enters into a “long” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have increased in value had it been invested in a particular referenced security or securities, plus the dividends that would have been received on those securities. In return, the Portfolio may agree to pay the counterparty interest on the notional amount of the equity swap plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such referenced security or securities, plus, in certain instances, commissions or trading spreads on the notional amounts. Therefore, the Portfolio’s return on the equity swap generally should equal the gain or loss on the notional amount, plus dividends on the referenced security or securities less the interest paid by the Portfolio on the notional amount. Alternatively, when the Portfolio enters into a “short” equity swap, the counterparty will generally agree to pay the Portfolio the amount, if any, by which the notional amount of the equity swap would have decreased in value had the Portfolio sold a particular referenced security or securities short, less the dividend expense that the Portfolio would have incurred on the referenced security or securities, as adjusted for interest payments or other economic factors. In this situation, the Portfolio will generally be obligated to pay the amount, if any, by which the notional amount of the swap would have increased in value had it been invested directly in the referenced security or securities.

Equity swaps generally do not involve the delivery of securities or other referenced assets. Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Portfolio is contractually obligated to make. If the other party to an equity swap defaults, the Portfolio’s risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive, if any. The Portfolio will segregate cash or liquid assets, enter into offsetting transactions or use other measures permitted by applicable law to “cover” the Portfolio’s current obligations. The Portfolio and New York Life Investments, however, believe these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio’s borrowing restrictions.

Equity swaps are derivatives and their value can be very volatile. The Portfolio may engage in total return swaps to gain exposure to emerging markets securities, along with offsetting long total return swap positions to maintain appropriate currency balances and risk exposures across all swap positions. To the extent that the Manager, or Subadvisors does not accurately analyze and predict future market trends, the values or assets or economic factors, the Portfolio may suffer a loss, which may be substantial.

Proprietary Basket Swaps: The Portfolio may enter into total return swaps to obtain exposure to a portfolio of long and short derivative instruments without owning such securities. Under the terms of the contract, the swap is designed to function as a portfolio of direct investments in long and short derivative instruments. This means that the Portfolio has the ability to trade in and out of these long and short positions within the swap and will receive the economic benefits and risks equivalent to direct investment in these positions, subject to certain adjustments due to events related to the counterparty. Benefits and risks include capital appreciation (depreciation), which are reflected in the swap’s market value. The market value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within the swap. Positions within the swap are reset periodically. During a reset, any unrealized appreciation (depreciation) on positions become available for cash settlement between the Portfolio and the counterparty. The amounts that are available for cash settlement are recorded as realized gains or losses in the Consolidated Statements of Operations. Cash settlement in and out of the swap may occur at a reset date or any other date, at the discretion of the Portfolio and the counterparty, over the life of the agreement.

(M)  Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities. There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Portfolio could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Portfolio is exposed to risk

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until the sale or exercise of each right or warrant is completed. As of December 31, 2016, the Portfolio did not hold any warrants.

(N)  Options Contracts.  The Portfolio may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Portfolio’s exposure to the underlying instrument. Writing call options tends to decrease the Portfolio’s exposure to the underlying instrument. When the Portfolio writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swaps, security or currency transaction to determine the realized gain or loss. Certain options may be written with premiums to be determined on a future date. The Portfolio, as a writer of an option, has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolio may not be able to enter into a closing transaction because of an illiquid market. Writing call options involves risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities.

The Portfolio may also purchase put and call options. Purchasing call options tends to increase the Portfolio’s exposure to the underlying instrument. Alternatively, purchasing put options tends to decrease the Portfolio’s exposure to the underlying instrument. The Portfolio pays a premium which is included on the Portfolio’s Consolidated Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is sold.

The Portfolio may purchase or write foreign currency options. Purchasing a foreign currency option gives the Portfolio the right, but not the obligation, to buy or sell a specified amount of the currency at a specified rate of exchange that may be exercised on or before the option’s expiration date. Writing a foreign currency option obligates the Portfolio to buy or sell a specified amount of foreign currency at a specified rate of exchange, and such option may be exercised on or before the option’s expiration date in exchange for an option premium. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. The risks associated with writing a foreign currency put option include the risk that the Portfolio may incur a loss if the value of the referenced foreign currency decreases and the option is exercised. The risks associated with writing a foreign currency call option include the risk that if the value of the referenced foreign currency increases, and if the option is exercised, the Portfolio must either acquire the referenced foreign currency at the then higher price for delivery or, if the Portfolio already owns the referenced foreign currency, forego the opportunity for profit with respect to such foreign currency.

During the year ended December 31, 2016, the Portfolio had the following transactions in Foreign Currency Options and Options on Futures Contracts:

	Notional Amount	Premium
Options outstanding at December 31, 2015	$—	$—
Options written	82,000	34,133
Options closed	(82,000)	(34,133)
Options outstanding at December 31, 2016	$—	$—

(O)  Securities Sold Short.  The Portfolio may engage in sales of securities it does not own (“short sales”) as part of its investment strategies. When the Portfolio enters into a short sale, it must segregate or maintain with a broker the cash proceeds from the security sold short or other securities as collateral for its obligation to deliver the security upon conclusion of the sale. During the period a short position is open, depending on the nature and type of security, a short position is reflected as a liability and is marked to market in accordance with the valuation methodologies previously detailed (See Note 2(A)). Liabilities for securities sold short are closed out by purchasing the applicable securities for delivery to the counterparty broker. A gain, limited to the price at which the Portfolio sold the security short, or a loss, unlimited as to dollar amount, will be recognized upon termination of a short sale if the market price on the date the short position is closed out is less or greater, respectively, than the proceeds originally received. Any such gain or loss may be offset, completely or in part, by the change in the value of the hedged investments. Interest on short positions held is accrued daily, while dividends declared on short positions existing on the record date are recorded on the ex-dividend date as a dividend expense in the Consolidated Statement of Operations. Broker fees and other expenses related to securities sold short are disclosed in the Consolidated Statement of Operations. Short sales involve risk of loss in excess of the related amounts reflected in the Consolidated Statement of Assets and Liabilities. As of December 31, 2016, all short positions are listed in the Portfolio’s Consolidated Portfolio of Investments.

(P)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the

51

Notes to Consolidated Financial Statements (continued)

investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(Q)  High-Yield Securities, Energy Company, Foreign Securities Risk and Off-balance-sheet risk.  The Portfolio may invest in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.

The Portfolio may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Portfolio may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Portfolio may invest as limited partners in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions, and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

The Portfolio may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

The Portfolio may enter into investment transactions which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment, as reflected in the Consolidated Statement of Assets and Liabilities. Off-balance sheet risk generally arises from the use of derivative financial instruments or short sales.

(R)  Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Portfolio mitigate its counterparty risk, the Portfolio may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolio decline below specific levels or if the Portfolio fails to meet the terms of its ISDA Master Agreements. The result would cause the Portfolio to accelerate payment of any net liability owed to the counterparty. For financial reporting purposes, the Portfolio does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Consolidated Statement of Assets and Liabilities.

(S)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

(T)  Quantitative Disclosure of Derivative Holdings.  The following tables show additional disclosures related to the Portfolio’s derivative and hedging activities, including how such activities are accounted for and their effect on the Portfolio’s financial positions, performance and cash flows. The Portfolio entered into futures contracts in order to provide an efficient means of maintaining liquidity while remaining fully invested in the market. These derivatives are not accounted for as hedging instruments.

The Portfolio utilizes a range of derivative instruments for a variety of different purposes. Total return swaps (“TRS”) are one form of derivative that is used. In some cases, TRS contracts are entered into so as to affect long and short exposure to individual securities or indices within a particular strategy. In other cases, TRS are used to gain exposure to the strategy itself, which may also use derivatives. For example, a TRS contract is used to generate the return available from a customized index comprised of a diversified basket of exchange-traded futures. Other examples of derivative positions into which the Portfolio has entered include interest rate swaps, credit default swaps and option contracts. These instruments are frequently used to obtain a desired return at a lower cost to the Portfolio than is available when investing directly in the underlying instrument or to hedge against credit and interest rate risks. The Portfolio has also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

52	MainStay VP Absolute Return Multi-Strategy Portfolio

Fair value of derivative instruments as of December 31, 2016:

Asset Derivatives

	Consolidated Statement of Assets and Liabilities Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Investments in securities, at value	$—	$—	$—	$11,250	$11,250
Futures Contracts	Net Assets-Net unrealized appreciation (depreciation) on investments, swaps and futures contracts (b)	—	—	—	667	667
Forward Contracts	Unrealized appreciation on foreign currency forward contracts	—	—	370,832	—	370,832
OTC Swap Contracts	Unrealized appreciation on OTC swap contracts	406,376	4,280	—	—	410,656
Centrally Cleared Swap Contracts	Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	—	691,340	—	138,855	830,195

Total Fair Value		$406,376	$695,620	$370,832	$150,772	$1,623,600

Liability Derivatives

	Consolidated Statement of Assets and Liabilities Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Forward Contracts	Unrealized depreciation on foreign currency forward contracts	$—	$—	$(122,874)	$—	$(122,874)
Futures Contracts	Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (b)	—	—	—	(231,041)	(231,041)
OTC Swap Contracts	Unrealized depreciation on OTC swap contracts	(1,060,425)	(41,568)	—	—	(1,101,993)
Centrally Cleared Swap Contracts	Net unrealized appreciation (depreciation) on investments, swap contracts and futures contracts (a)	—	(185,383)	—	(434,370)	(619,753)

Total Fair Value		$(1,060,425)	$(226,951)	$(122,874)	$(665,411)	$(2,075,661)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements as reported in the Consolidated Portfolio of Investments. Only current day’s variation margin of centrally cleared swaps is reported within the Consolidated Statement of Assets and Liabilities.

(b)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Consolidated Portfolio of Investments. Only current day’s variation margin is reported within the Consolidated Statement of Assets and Liabilities.

The effect of derivative instruments on the Consolidated Statement of Operations for the period ended December 31, 2016:

Realized Gain (Loss)

	Consolidated Statement of Operations Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net realized gain (loss) on investments transactions	$—	$—	$—	$(40,811)	$(40,811)
Written Option	Net realized gain (loss) on written option transactions	—	—	—	23,898	23,898
Futures Contracts	Net realized gain (loss) on futures transactions	—	—	—	124,243	124,243
Swap Contracts	Net realized gain (loss) on swap transactions	4,747,442	4,211,008	—	200,111	9,158,561
Forward Contracts	Net realized gain (loss) on foreign currency transactions	—	—	(598,370)	—	(598,370)

Total Realized Gain (Loss)		$4,747,442	$4,211,008	$(598,370)	$307,441	$8,667,521

53

Notes to Consolidated Financial Statements (continued)

Change in Unrealized Appreciation (Depreciation)

	Consolidated Statement of Operations Location	Equity Contracts Risk	Credit Contracts Risk	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Purchased Options	Net change in unrealized appreciation (depreciation) on investments	$—	$—	$—	$(28,956)	$(28,956)
Futures Contracts	Net change in unrealized appreciation (depreciation) on futures contracts	100,929	—	—	(231,041)	(130,112)
Swap Contracts	Net change in unrealized appreciation (depreciation) on swap contracts	(766,111)	357,606	—	(295,515)	(704,020)
Forward Contracts	Net change in unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies and foreign currency forward contracts	—	—	689,381	—	689,381

Total Change in Unrealized Appreciation (Depreciation)		$(665,182)	$357,606	$689,381	$(555,512)	$(173,707)

Average Notional Amount

	Equity Contracts Risk		Credit Contracts Risk		Foreign Exchange Contracts Risk		Interest Rate Contracts Risk	Total
Purchased Options (a)		$—		$—		$—	$4,816,800	$4,816,800
Written Option (b)		$—		$—		$—	$(2,000)	$(2,000)
Futures Contracts Long (c)		$—		$—		$—	$36,103	$36,103
Futures Contracts Short	$		$		$		$(14,578,797)	$(14,578,797)
Forward Contracts Long (d)		$—		$—		$1,250,000	$—	$1,250,000
Forward Contracts Short		$—		$—		$(51,487,612)	$—	$(51,487,612)
Swap Contracts Long		$256,003,073		$64,422,321		$—	$46,993,750	$367,419,144
Swap Contracts Short		$(19,253,110)		$—		$—	$—	$(19,253,110)

(a)	Positions were open five months during the reporting period.

(b)	Positions were open two months during the reporting period.

(c)	Positions were open nine months during the reporting period.

(d)	Positions were open ten months during the reporting period.

(U)  Basis for Consolidation for the Wholly-Owned Subsidiary.  MainStay VP Multi-Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) is organized as an exempted limited company under the laws of the Cayman Islands, and is a wholly-owned and controlled subsidiary of the Portfolio. The Portfolio and the Cayman Subsidiary are both advised by the Manager, and are subject to the same investment restrictions and guidelines as well as follow the same compliance policies and procedures. The Cayman Subsidiary serves as an investment vehicle for the Portfolio to enable the Portfolio to gain exposure to the commodity markets, primarily through investing up to 25% in the aggregate of the Portfolio’s assets in the equity securities of the Cayman Subsidiary. In pursuing its investment objective, the Cayman Subsidiary is expected to invest, directly or indirectly through the use of derivatives (including total return swaps), in securities, commodities, commodity related instruments and other investments. Except where the context otherwise requires, the term “Portfolio” refers to the Portfolio together with the Cayman Subsidiary. As of December 31, 2016, net assets of the Cayman Subsidiary were $69,170,745 representing 12.2% of the Portfolio’s consolidated net assets.

Although the Cayman Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Portfolio, the investment programs of the Portfolio and the Cayman Subsidiary are not necessarily identical. The Portfolio currently conducts its commodity investment activities only through the Cayman Subsidiary, but retains the ability to invest in additional Cayman Islands subsidiary entities in the future. The Portfolio is currently the sole shareholder of the Cayman Subsidiary, and it is expected that the Portfolio will remain the sole shareholder and will continue to control the Cayman Subsidiary. As a wholly-owned subsidiary of the Portfolio, all assets, liabilities, income and expenses of the Cayman Subsidiary are consolidated in the financial statements and financial highlights of the Portfolio, and all significant intercompany balances, revenues and expenses have been eliminated in consolidation.

(V)  Commodity Futures Trading Commission Regulation.  The Portfolio and the Cayman Subsidiary operate subject to Commodity Futures Trading Commission (“CFTC”) regulation and the Manager and Candriam France S.A.S. (“Candriam France”) are registered with the CFTC as a commodity pool operator (“CPO”) and

54	MainStay VP Absolute Return Multi-Strategy Portfolio

Commodity Trading Advisor (“CTA”), respectively, and each a member of the National Futures Association. The Manager and Candriam France act as CPO and CTA, respectively, to the Portfolio and the Cayman Subsidiary. Accordingly, the Portfolio and the Manager will comply with certain CFTC rules regarding the disclosure, reporting and recordkeeping requirements that apply with respect to the Portfolio as a result of the Manager’s registration as a CPO. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Portfolio’s compliance with comparable SEC requirements. This means that for most of the CFTC’s disclosure and shareholder reporting applicable to the Manager as the Portfolio’s CPO, the Manager’s compliance with SEC disclosure and shareholder reporting will generally be deemed to fulfill the Manager’s CFTC compliance obligations so long as the Portfolio operates in compliance with the conditions of CFTC Regulation 4.12.

Candriam France operates the Cayman Subsidiary in accordance with an operational exemption from certain CFTC disclosure, reporting and recordkeeping provisions.

As a result of CFTC regulation with respect to the Portfolio and the Cayman Subsidiary, the Portfolio and the Cayman Subsidiary may incur additional compliance and other expenses. The CFTC has neither reviewed nor approved the Portfolio, the Cayman Subsidiary, their investment strategies, or the Portfolio’s Prospectus or Statement of Additional Information.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisors.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Candriam France, a wholly-owned subsidiary of New York Life and a registered investment adviser serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement (“Subadvisory Agreement”) between New York Life Investments and Candriam France, and is responsible for the day-to-day portfolio management of a portion of the Portfolio and the Cayman Subsidiary. Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings” or “Subadvisor”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Cornerstone Holdings and is responsible for the day-to-day portfolio management of a portion of the Portfolio. Cushing® Asset Management, LP (“Cushing” or “Subadvisor”), a registered investment adviser, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and Cushing, and is responsible for the day-to-day portfolio management of a portion of the Portfolio. MacKay Shields LLC (“MacKay Shields” or “Subadvisor,” and together with Candriam France, Cornerstone Holdings and Cushing, the “Subadvisors”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor, pursuant to the terms of a Subadvisory Agreement between New York Life Investments and MacKay Shields, and is responsible for the day-to-day portfolio management of a portion of the Portfolio. New York Life Investments pays for the services of the Subadvisors.

The Cayman Subsidiary has entered into a separate advisory agreement with New York Life Investments for the management of the Cayman Subsidiary’s portfolio pursuant to which the Cayman Subsidiary is obligated to pay New York Life Investments a management fee at the same rate that the Portfolio pays New York Life Investments for services provided to the Portfolio. New York Life Investments is contractually obligated to waive the management fee it receives from the Portfolio in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. This waiver arrangement may not be terminated by New York Life Investments as long as its advisory agreement with the Cayman Subsidiary is in place.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 1.25%. Prior to January 19, 2016 the management fee rate was 1.40% up to $7.5 billion; 1.38% from $7.5 billion to $15 billion; and 1.36% in excess of $15 billion.

New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that the total annual operating expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, short sale expense, and acquired (underlying) fund fees and expenses) do not exceed 1.46% and 1.71% for the Initial Class shares and Service Class shares, respectively. This agreement expires on May 1, 2017 and may only be amended or terminated prior to that date by action of the Board. During the year ended December 31, 2016, the effective management fee rate was 1.29%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $6,815,411 and waived its fees in the amount of $970,674.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined

55

Notes to Consolidated Financial Statements (continued)

distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$4,458,377	$(68,864,038)	$308,477	$7,321,008	$(56,776,176)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to swaps, Passive Foreign Investment Company (PFIC) adjustments, constructive sales, and marked to market adjustments on derivatives. The other temporary differences are primarily attributable to adjustments related to the Cayman Subsidiary.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$11,421,968	$(11,155,227)	$(266,741)

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss), swaps, PFICs, short sale adjustments, and adjustments related to the Cayman Subsidiary.

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards of $68,835,518, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Unlimited	$68,836	$—

The Portfolio utilized $7,832,583 of capital loss carryforwards during the year ended December 31, 2016.

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of U.S. government securities were $10,718 and $0, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $577,087 and $598,666, respectively.

56	MainStay VP Absolute Return Multi-Strategy Portfolio

Note 9–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the year ended December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	22,463,715	$198,067,021
Shares redeemed	(541,322)	(4,829,306)

Net increase (decrease)	21,922,393	$193,237,715

Year ended December 31, 2015:
Shares sold	725,071	$7,022,037
Shares redeemed	(10,581,338)	(100,261,905)

Net increase (decrease)	(9,856,267)	$(93,239,868)

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	8,975,441	$78,706,400
Shares redeemed	(4,895,026)	(43,009,700)

Net increase (decrease)	4,080,415	$35,696,700

Year ended December 31, 2015:
Shares sold	7,241,062	$68,405,906
Shares redeemed	(5,731,675)	(54,223,241)

Net increase (decrease)	1,509,387	$14,182,665

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s consolidated financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the consolidated financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the consolidated financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Absolute Return Multi-Strategy Portfolio:

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated portfolio of investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of MainStay VP Absolute Return Multi-Strategy Portfolio, formerly known as MainStay VP Marketfield Portfolio, (one of the series comprising MainStay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

58	MainStay VP Absolute Return Multi-Strategy Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Absolute Return Multi-Strategy Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of Candriam France S.A.S. (“Candriam France”), Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), Cushing Asset Management, LP (“Cushing”) and MacKay Shields LLC (“MacKay Shields”) (each, a “Subadviser” and, collectively, the “Subadvisers”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments, the Subadvisers in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and the Subadvisers (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including Candriam France, Cornerstone Holdings and MacKay Shields, and Cushing and responses from New York Life Investments and the Subadvisers to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and the Subadvisers; (ii) the investment performance of the Portfolio, New York Life Investments and the Subadvisers; (iii) the costs of the services provided, and profits realized, by New York Life Investments and the Subadvisers from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and the Subadvisers Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and the Subadvisers. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and the Subadvisers resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and the Subadvisers

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board

59

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisers. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of the Subadvisers. In particular, the Board considered New York Life Investments’ substantial responsibilities as manager of the Portfolio under a “multi-manager” structure in which New York Life Investments has oversight responsibility for the Portfolio’s Subadvisers and responsibility for the allocation of the Portfolio’s assets among multiple Subadvisers, including overseeing reallocation of assets among Subadvisers. The Board further noted that New York Life Investments also proposed to manage one of the sleeves of the Portfolio directly. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that the Subadvisers provide to the Portfolio. The Board evaluated the Subadvisers’ experience in serving as subadvisers to the Portfolio and managing other portfolios. It examined each Subadviser’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at the Subadvisers, and each Subadviser’s overall legal and compliance environments. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by the Subadvisers. The Board also reviewed each Subadviser’s willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and each Subadviser’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In evaluating the performance of the Portfolio, the Board considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Portfolio. In addition, the Board considered any specific actions that New York Life Investments and the Subadvisers had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

The Board also considered that the Portfolio may invest a portion of its assets in one or more wholly-owned subsidiaries organized under the laws of the Cayman Islands (“Cayman Subsidiary”). In this regard, the Board considered the investment management services that New York Life Investments and certain Subadvisers provide to the Cayman Subsidiary and the expected benefits to be derived by the Portfolio from its use of one or more Cayman Subsidiaries.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and the Subadvisers to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and the Subadvisers

The Board considered the costs of the services provided by New York Life Investments and the Subadvisers under the Agreements and the

60	MainStay VP Absolute Return Multi-Strategy Portfolio

profits realized by New York Life Investments and its affiliates and the Subadvisers due to their relationships with the Portfolio. Because Candriam France, Cornerstone Holdings and MacKay Shields are affiliates of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and these Subadvisers in the aggregate. Although the Board did not receive specific profitability information from Cushing, the Board considered representations from Cushing and New York Life Investments that the subadvisory fee paid by New York Life Investments to Cushing for services provided to the Portfolio was the result of arm’s-length negotiations. Because the subadvisory fees of Cushing are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In evaluating the costs of the services provided by New York Life Investments and the Subadvisers and profits realized by New York Life Investments and its affiliates and the Subadvisers the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and each Subadviser must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and the Subadvisers to continue to provide high-quality services to the Portfolio. The Board also considered the investment management services that New York Life Investments and certain Subadvisers provide to the Cayman Subsidiary and the related contractual management fee waiver, which obligates New York Life Investments to waive the management fee it receives from the Portfolio in an amount equal to the management fee paid to New York Life Investments by the Cayman Subsidiary. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to the Subadvisers from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to the Subadvisers in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Cushing concerning other business relationships between Cushing and its affiliates and New York Life Investments and its affiliates.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Candriam France, Cornerstone Holdings and MacKay Shields, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements. With respect to Cushing, the Board concluded that any profits realized by Cushing due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Cushing and are based on fees paid to Cushing by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request

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Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to the Subadvisers are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and the Subadvisers on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

62	MainStay VP Absolute Return Multi-Strategy Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

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Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

64	MainStay VP Absolute Return Multi-Strategy Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

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	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

66	MainStay VP Absolute Return Multi-Strategy Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1723829	MSVPARM11-02/17 (NYLIAC) NI506

MainStay VP Cushing® Renaissance Advantage Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Year Ended December 31, 2016

Class	One Year	Since Inception (5/1/15)	Gross Expense Ratio[1]
Initial Class Shares	28.77%	–0.96%	1.35%
Service Class Shares	28.48	–1.18	1.60

Benchmark Performance	One Year	Since Inception (5/1/15)
S&P 500® Index[2]	11.96%	6.68%
Average Lipper Variable Products Alternative Other Portfolio[3]	6.29	–0.05

1.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus and may differ from other expense ratios disclosed in this report.
2.

The S&P 500® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.

3.	The Average Lipper Variable Products Alternative Other Portfolio is representative of portfolios that, by prospectus language, seek total returns through the use of alternative investment strategies. These strategies include but are not limited to equity market neutral, long/short equity, global macro, event driven, credit focus or through the use of several different hedge-like strategies. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Cushing Renaissance Advantage Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,203.50	$7.75	$1,018.10	$7.10

Service Class Shares	$1,000.00	$1,202.00	$9.08	$1,016.80	$8.31

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (1.40% for Initial Class and 1.64% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Cushing Renaissance Advantage Portfolio

Industry Composition as of December 31, 2016 (Unaudited)

Oil, Gas & Consumable Fuels	53.5%
Energy Equipment & Services	11.3
Road & Rail	7.1
Machinery	5.6
Chemicals	4.9
Construction & Engineering	4.7
Metals & Mining	2.3
Construction Materials	1.1

Trading Companies & Distributors	1.0%
Marine	0.8
Containers & Packaging	0.6
Short-Term Investment	7.5
Other Assets, Less Liabilities	–0.4

100.0%

See Portfolio of Investments beginning on page 9 for specific holdings within these categories.

Top Ten Holdings as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	Energy Transfer Partners, L.P.

2.	Golar LNG, Ltd.

3.	Dover Corp.

4.	Extraction Oil & Gas, Inc.

5.	Jacobs Engineering Group, Inc.
6.	NGL Energy Partners, L.P.

7.	Cheniere Energy, Inc.

8.	U.S. Silica Holdings, Inc.

9.	Fairmount Santrol Holdings, Inc.

10.	GasLog Partners, L.P.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Jerry V. Swank, Matthew A. Lemme, CFA, and Saket Kumar of Cushing® Asset Management, LP, the Portfolio’s Subadvisor.

How did MainStay VP Cushing Renaissance Advantage Portfolio perform relative to its primary benchmark and peers for the 12 months ended December 31, 2016?

For the 12 months ended December 31, 2016, MainStay VP Cushing Renaissance Advantage Portfolio returned 28.77% for Initial Class shares and 28.48% for Service Class shares. Over the same period, both share classes outperformed the 11.96% return of the S&P 500® Index,1 which is the Portfolio’s primary benchmark. Both share classes also outperformed the 6.29% return of the Average Lipper2 Variable Products Alternative Other Portfolio for the 12 months ended December 31, 2016.

What factors affected the Portfolio’s performance relative to the S&P 500 Index during the reporting period?

The Portfolio’s investment program is focused on companies in the energy, industrial and manufacturing sectors. By comparison, the S&P 500® Index tracks the performance of stocks in a wide variety of sectors. During the reporting period, the Portfolio outperformed the S&P 500® Index because of the Portfolio’s narrow focus on companies in sectors that recovered strongly during the reporting period and outperformed the broader Index.

Which subsectors were the strongest contributors to the Portfolio’s performance and which subsectors were particularly weak?

During the reporting period, the subsectors that made the most substantial positive contributions to the Portfolio’s performance were midstream, oil services and transportation. (Contributions take weightings and total returns into account.) Over the same period, the subsectors that detracted the most from the Portfolio’s performance were utilities, refiners and materials.

During the reporting period, which individual holdings made the strongest contributions to the Portfolio’s absolute performance and which holdings detracted the most?

The stocks that made the strongest contributions to the Portfolio’s absolute performance during the reporting period were frac sand provider U.S. Silica Holdings and midstream companies NGL Energy Partners, L.P., and Targa Resources Corp. Although these companies work in different businesses, they each benefited from the recovery in crude oil prices and renewed confidence in the United States’ ability to increase crude oil production.

The stocks that detracted the most from the Portfolio’s absolute performance were refiner Marathon Petroleum Corp., shipping company Capital Product Partners, L.P., and midstream company VTTI Energy Partners, L.P. Each of these companies had specific issues related to capital market concerns. Marathon and Capital Products were ultimately forced to cut distributions of their MLP companies. VTTI did not cut its distribution but faced funding concerns and sold a portion of its general partner.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio’s largest purchases during the reporting period were new positions in diversified global manufacturer Dover Corporation and in engineering and construction company Jacobs Engineering Group. The Dover position was initiated to provide exposure to the rebounding industrials sector and to the company’s energy segment, which we believed was undervalued. The position in Jacobs was added for exposure to the transportation and chemicals businesses.

The Portfolio sold its positions in utility company Sempra Energy after strong performance and ahead of an anticipated increase in interest rates. The Portfolio also sold its position in chemical manufacturer LyondellBasell Industries N.V. The sale reflected the company’s strong relative performance and an outlook for declining margins.

How did the Portfolio’s subsector weightings change during the reporting period?

The Portfolio’s most substantial increases in subsector weightings were in exploration & production and engineering & construction. We added to the Portfolio’s exploration & production holdings because we believed that they could benefit as reduced U.S. production costs allowed for increased drilling and production at lower commodity prices. We added to the Portfolio’s engineering & construction holdings because we believed that these companies could benefit from renewed infrastructure investment in energy and construction. We reduced the Portfolio’s exposure to utilities and materials because we believed that rising interest rates would pose a headwind for utilities and that materials stocks had already benefited from a long period of low prices for raw materials.

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio’s most substantial positions were in transportation companies and in exploration & production companies. We viewed these companies as poised to benefit from increased volumes in energy and from the U.S. industrial economy. As of the same date, the Portfolio also had a large position in select oil services companies that we believed could benefit from an increase in U.S. onshore drilling activity.

1.	See footnote on page 5 for more information on the S&P 500® Index.
2.	See footnote on page 5 for more information on Lipper Inc.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

8	MainStay VP Cushing Renaissance Advantage Portfolio

Portfolio of Investments December 31, 2016

	Shares	Value
Common Stocks 74.6%†
Chemicals 4.9%
Axalta Coating Systems, Ltd. (a)	27,563	$749,714
Olin Corp.	38,778	993,104
W.R. Grace & Co.	13,387	905,497
Westlake Chemical Corp.	37,610	2,105,784

		4,754,099

Construction & Engineering 4.7%
♦Jacobs Engineering Group, Inc. (a)	77,113	4,395,441
Sterling Construction Co., Inc. (a)	27,519	232,811

		4,628,252

Construction Materials 1.1%
Vulcan Materials Co.	8,154	1,020,473

Containers & Packaging 0.6%
Berry Plastics Group, Inc. (a)	11,292	550,259

Energy Equipment & Services 11.3%
♦Fairmount Santrol Holdings, Inc. (a)	334,284	3,941,208
Halliburton Co.	38,206	2,066,563
Independence Contract Drilling, Inc. (a)	156,922	1,051,378
♦U.S. Silica Holdings, Inc.	70,375	3,988,855
Weatherford International PLC (a)	674	3,363

		11,051,367

Machinery 5.6%
♦Dover Corp.	59,923	4,490,030
Flowserve Corp.	21,235	1,020,342

		5,510,372

Marine 0.8%
Kirby Corp. (a)	11,123	739,679

Metals & Mining 2.3%
United States Steel Corp.	68,135	2,249,136

Oil, Gas & Consumable Fuels 35.2%
Callon Petroleum Co. (a)	59,805	919,203
Centennial Resource Development, Inc. Class A (a)	48,352	953,501
♦Cheniere Energy, Inc. (a)	102,422	4,243,343
♦Extraction Oil & Gas, Inc. (a)	222,687	4,462,648
GasLog, Ltd.	62,834	1,011,627
♦Golar LNG, Ltd.	202,646	4,648,699
Marathon Petroleum Corp.	71,952	3,622,783
Newfield Exploration Co. (a)	45,235	1,832,018
Phillips 66	7,793	673,393
Range Resources Corp.	29,058	998,433
Rice Energy, Inc. (a)	119,494	2,551,197
RSP Permian, Inc. (a)	71,804	3,203,895

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
SM Energy Co.	112,088	$3,864,794
Teekay Corp.	178,023	1,429,525

		34,415,059

Road & Rail 7.1%
Canadian Pacific Railway, Ltd.	4,910	701,001
Covenant Transportation Group, Inc. Class A (a)	72,189	1,396,135
CSX Corp.	26,426	949,486
Swift Transportation Co. (a)	89,949	2,191,158
Union Pacific Corp.	16,807	1,742,550

		6,980,330

Trading Companies & Distributors 1.0%
United Rentals, Inc. (a)	9,649	1,018,741

Total Common Stocks (Cost $68,510,656)		72,917,767

MLPs and Related Companies 18.3%
Oil, Gas & Consumable Fuels 18.3%
Emerge Energy Services, L.P. (a)	18,756	230,886
Energy Transfer Equity, L.P.	73,611	1,421,428
♦Energy Transfer Partners, L.P.	133,650	4,786,007
♦GasLog Partners, L.P.	191,181	3,928,770
MPLX, L.P.	44,234	1,531,381
♦NGL Energy Partners, L.P.	204,434	4,293,114
VTTI Energy Partners, L.P.	102,740	1,742,149

		17,933,735

Total MLPs and Related Companies (Cost $17,112,663)		17,933,735

	Principal Amount
Short-Term Investment 7.5%
Repurchase Agreement 7.5%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $7,293,770 (Collateralized by a United States Treasury Note with a rate of 2.125% and a maturity date of 12/31/22, with a Principal Amount of $7,385,000 and a Market Value of $7,441,067)	$7,293,745	7,293,745

Total Short-Term Investment (Cost $7,293,745)		7,293,745

Total Investments (Cost $92,917,064) (b)	100.4%	98,145,247
Other Assets, Less Liabilities	(0.4)	(395,824)
Net Assets	100.0%	$97,749,423

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	9

Portfolio of Investments December 31, 2016 (continued)

(a)	Non-income producing security.

(b)	As of December 31, 2016, cost was $94,045,036 for federal income tax purposes and net unrealized appreciation was as follows:

Gross unrealized appreciation	$5,786,559
Gross unrealized depreciation	(1,686,348)

Net unrealized appreciation	$4,100,211

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$72,917,767	$—	$—	$72,917,767
MLPs and Related Companies	17,933,735	—	—	17,933,735
Short-Term Investment
Repurchase Agreement	—	7,293,745	—	7,293,745

Total Investments in Securities	$90,851,502	$7,293,745	$—	$98,145,247

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the year.

For the year ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

10	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $92,917,064)	$98,145,247
Receivables:
Investment securities sold	117,115
Fund shares sold	18,495
Dividends and interest	17,764

Total assets	98,298,621

Liabilities
Payables:
Investment securities purchased	400,288
Manager (See Note 3)	91,648
Professional fees	37,958
Fund shares redeemed	5,494
NYLIFE Distributors (See Note 3)	5,213
Shareholder communication	4,406
Custodian	3,859
Trustees	104
Accrued expenses	228

Total liabilities	549,198

Net assets	$97,749,423

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$10,032
Additional paid-in capital	109,324,096

109,334,128
Accumulated net realized gain (loss) on investments and foreign currency transactions	(16,812,905)
Net unrealized appreciation (depreciation) on investments	5,228,183
Net unrealized appreciation (depreciation) on translation of other assets and liabilities in foreign currencies	17

Net assets	$97,749,423

Initial Class
Net assets applicable to outstanding shares	$71,035,876

Shares of beneficial interest outstanding	7,285,652

Net asset value per share outstanding	$9.75

Service Class
Net assets applicable to outstanding shares	$26,713,547

Shares of beneficial interest outstanding	2,746,431

Net asset value per share outstanding	$9.73

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Statement of Operations for the year ended December 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$921,091
Interest	1,415

Total income	922,506

Expenses
Manager (See Note 3)	824,371
Professional fees	61,276
Distribution/Service—Service Class (See Note 3)	35,018
Shareholder communication	8,543
Custodian	7,840
Trustees	1,796
Miscellaneous	6,840

Total expenses	945,684
Reimbursement from custodian (b)	(231)

Net expenses	945,453

Net investment income (loss)	(22,947)

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	2,890,226
Foreign currency transactions	42

Net realized gain (loss) on investments and foreign currency transactions	2,890,268

Net change in unrealized appreciation (depreciation) on:
Investments	14,651,197
Translation of other assets and liabilities in foreign currencies	17

Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,651,214

Net realized and unrealized gain (loss) on investments and foreign currency transactions	17,541,482

Net increase (decrease) in net assets resulting from operations	$17,518,535

(a)	Dividends recorded net of foreign withholding taxes in the amount of $4,828.

(b)	Reimbursement from custodian represents a refund for overbilling of prior years’ custody out-of-pocket fees.

12	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statements of Changes in Net Assets

for the year ended December 31, 2016 and the period May 1, 2015 (inception date) through December 31, 2015

	2016	2015
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$(22,947)	$428,821
Net realized gain (loss) on investments and foreign currency transactions	2,890,268	(19,791,916)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,651,214	(9,423,014)

Net increase (decrease) in net assets resulting from operations	17,518,535	(28,786,109)

Dividends to shareholders:
From net investment income:
Initial Class	(120,480)	(398,814)
Service Class	(35,763)	(33,856)

Total dividends to shareholders	(156,243)	(432,670)

Capital share transactions:
Net proceeds from sale of shares	64,571,295	154,057,285 (a)
Net asset value of shares issued to shareholders in reinvestment of dividends	156,243	432,670
Cost of shares redeemed	(48,631,038)	(60,980,545)

Increase (decrease) in net assets derived from capital share transactions	16,096,500	93,509,410

Net increase (decrease) in net assets	33,458,792	64,290,631

Net Assets
Beginning of Period	64,290,631	—

End of Period	$97,749,423	$64,290,631

(a)	Includes in-kind purchases in the amount of $106,860,629 during the period ended December 31, 2015. (See Note 9)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Financial Highlights selected per share data and ratios

	Initial Class			Service Class
Initial Class	Year ended December 31, 2016	May 1, 2015* through December 31, 2015		Year ended December 31, 2016	May 1, 2015* through December 31, 2015
Net asset value at beginning of period	$7.59	$10.00		$7.59	$10.00

Net investment income (loss) (a)	0.00 ‡	0.04		(0.02)	0.02
Net realized and unrealized gain (loss) on investments	2.18	(2.40)		2.18	(2.39)
Net realized and unrealized gain (loss) on foreign currency transactions	0.00 ‡	(0.00	)‡	0.00 ‡	(0.00	)‡

Total from investment operations	2.18	(2.36)		2.16	(2.37)

Less dividends:
From net investment income	(0.02)	(0.05)		(0.02)	(0.04)

Net asset value at end of period	$9.75	$7.59		$9.73	$7.59

Total investment return (b)	28.77%	(23.58%)		28.48%	(23.70%)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.06%	0.60	% ††	(0.37)%	0.37	% ††
Net expenses	1.38%	1.35	% ††	1.64%	1.60	% ††
Portfolio turnover rate	356%	122	% (c)	356%	122	% (c)
Net assets at end of period (in 000’s)	$71,036	$58,364		$26,714	$5,927

*	Inception date.
††	Annualized.
‡	Less than one cent per share.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.
(c)	Portfolio turnover rate is not annualized.

14	MainStay VP Cushing Renaissance Advantage Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Cushing Renaissance Advantage Portfolio (the “Portfolio”), a “non-diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 1, 2015. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 under the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares. Contract owners of variable annuity contracts purchased after June 2, 2003, are permitted to invest only in the Service Class shares.

The Portfolio’s investment objective is to seek total return.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation

Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

15

Notes to Financial Statements (continued)

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Broker/dealer quotes	• Reported trades
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events
• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the year ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were valued in such a manner.

Certain securities held by the Portfolio may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Portfolio’s NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Manager or Subadvisor conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Sub-Committee may, pursuant to procedures adopted by the Board, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third party vendor in accordance with valuation procedures adopted by the Board and are generally categorized as Level 2 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were valued in such a manner.

Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

A Portfolio security or other asset may be determined to be illiquid under procedures approved by the Board. Illiquidity of a security might prevent the sale of such security at a time when the Manager or Subadvisor might wish to sell, and these securities could have the effect of decreasing the overall level of the Portfolio’s liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Portfolio to rely on judgments that may

16	MainStay VP Cushing Renaissance Advantage Portfolio

be somewhat subjective in measuring value, which could vary materially from the amount that the Portfolio could realize upon disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to the Portfolio. Under the supervision of the Board, the Manager or Subadvisors determine the liquidity of the Portfolio’s investments; in doing so, the Manager or Subadvisor may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers, (iii) dealer undertakings to make a market, and (iv) the nature of the security and the market in which it trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). Illiquid securities are often valued in accordance with methods deemed by the Board in good faith in such a manner to be reasonable appropriate to accurately reflect their fair value. The liquidity of the Portfolio’s investments, as shown in the Portfolio of Investments, was measured as of December 31, 2016 and can change at any time in response to, among other relevant factors, market conditions or events or developments with respect to an individual issuer or instrument.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Foreign Taxes.  The Portfolio may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

The Portfolio may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Portfolio will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statement of Assets and Liabilities, as well as an adjustment to the Portfolio’s net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.

(D)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(E)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for short-term investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.

The Portfolio may invest no more than 25% of its total assets in certain master limited partnerships (“MLPs”) on an annual basis. Distributions on a MLP are generally recorded based on the characterization reported on the Portfolio’s Form 1065, Schedule K-1, received from the MLP. The Portfolio records its pro rata share of the income and deductions, and capital gains and losses allocated from each MLP on the Statement of Operations, as well as adjusting the cost basis of each MLP accordingly, as reported on the Portfolio of Investments.

Distributions received from investments in energy related U.S. and Canadian royalty trusts and exploration and production companies (collectively, “Energy Trusts”) and MLPs generally are comprised of ordinary income, capital gains and return of capital from the Energy Trusts or MLPs. The Portfolio records its investment income on the ex-date of the distributions from Energy Trusts and MLPs. For financial statement purposes, the Portfolio uses return of capital and income estimates to allocate the distributions received. Such estimates are based on historical information available from each Energy Trust, MLP and other industry sources.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the

17

Notes to Financial Statements (continued)

income is earned or realized and unrealized gains and losses are incurred.

(F)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B), are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those of related parties to the Portfolio, are shown in the Statement of Operations.

(G)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(H)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(I)  Foreign Currency Transactions.  The Portfolio’s books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:

(i)	market value of investment securities, other assets and liabilities— at the valuation date; and

(ii)	purchases and sales of investment securities, income and expenses—at the date of such transactions.

The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.

Net realized gain (loss) on foreign currency transactions represents net gains and losses on foreign currency forward contracts, net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Portfolio’s books and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.

(J)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the year ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(L)  Energy Companies Risk.  The Portfolio, under normal market conditions, invests at least 80% of its assets (net assets plus any borrowings for investment purposes) in a portfolio of (i) companies across the energy supply chain spectrum, including upstream, midstream and downstream energy companies, as well as oil and gas services companies, (ii) energy-intensive chemical, metal and industrial and manufacturing companies and engineering and construction companies that the Subadvisor expects to benefit from growing energy production and lower feedstock costs relative to global costs, and (iii) transportation and logistics companies providing solutions to the U.S. manufacturing industry. The Portfolio’s concentration in the energy sector may subject it to a variety of risks associated with that sector.

The Portfolio may invest up to 25% of its total assets in securities of domestic and foreign publicly traded partnerships and/or other issuers (including U.S. and Canadian royalty trusts and Canadian energy companies) engaged in the transportation, storage, processing, refining, marketing, exploration, production or mining of crude oil, natural gas, minerals or other natural resources (“Energy Companies”). The Portfolio may be particularly vulnerable to adverse events affecting Energy Companies as a result of its focus in Energy Companies.

The Portfolio may invest as a limited partner in the equity securities of MLPs. As limited partners of MLPs, holders of MLP equity securities are subject to certain risks inherent in the structure of MLPs, including (i) tax risks, (ii) the limited ability to elect or remove management or the

18	MainStay VP Cushing Renaissance Advantage Portfolio

general partner or managing member, (iii) limited voting rights, except with respect to extraordinary transactions and (iv) conflicts of interest between the general partner or managing member and its affiliates, on the one hand, and the limited partners or members, on the other hand, including those arising from incentive distribution payments or corporate opportunities.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Portfolio to meet their obligations may be affected by economic or political developments in a specific country, industry or region.

(M)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers attributable to the Portfolio that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable of the Portfolio. Pursuant to the terms of a Subadvisory Agreement with New York Life Investments, Cushing® Asset Management, LP (“Cushing”), a registered investment adviser, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net of 1.25%.

During the year ended December 31, 2016, New York Life Investments earned fees from the Portfolio in the amount of $824,371.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$—	$(15,684,933)	$—	$4,100,228	$(11,584,705)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments, and partnerships.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$179,190	$88,706	$(267,896)

The reclassifications for the Portfolio are primarily due to foreign currency gain (loss), return of capital distributions received, partnerships, and a net operating loss expiration.

19

Notes to Financial Statements (continued)

As of December 31, 2016, for federal income tax purposes, capital loss carryforwards, in the amount of $15,684,933, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Portfolio through the years indicated. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.

Capital Loss Available Through	Short-Term Amounts (000’s)	Long-Term Amounts (000’s)
Unlimited	$13,541	$2,144

During the year ended December 31, 2016 and period May 1, 2015 to December 31, 2015, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016		2015 (a)
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains	Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$156,243	$—	$432,670	$—

(a)	The inception date of the Portfolio was May 1, 2015.

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the year ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to loan or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the year ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the year ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $239,550 and $223,054, respectively.

Note 9–In-Kind Transfer of Securities

On May 1, 2015, the Portfolio sold shares of beneficial interest to the Asset Allocation Portfolios in exchange for cash and securities. Cash and securities were transferred in at their market value at the close of business on the date of the transaction.

Transferring Portfolio	Shares	Purchase Value
Conservative Allocation	1,985,051	$19,850,515
Growth Allocation	2,271,762	22,717,622
Moderate Allocation	2,094,566	20,945,660
Moderate Growth Allocation	4,334,683	43,346,832

Note 10–Capital Share Transactions

Transactions in capital shares for the year ended December 31, 2016, and the period May 1, 2015 to December 31, 2015, were as follows:

Initial Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	3,472,635	$30,175,908
Shares issued to shareholders in reinvestment of dividends and distributions	13,415	120,480
Shares redeemed	(3,890,473)	(30,463,403)

Net increase (decrease)	(404,423)	$(167,015)

Period ended December 31, 2015 (a)(b):
Shares sold	14,999,933	$146,280,070
Shares issued to shareholders in reinvestment of dividends and distributions	52,360	398,814
Shares redeemed	(7,362,218)	(60,238,747)

Net increase (decrease)	7,690,075	$86,440,137

20	MainStay VP Cushing Renaissance Advantage Portfolio

Service Class	Shares	Amount
Year ended December 31, 2016:
Shares sold	4,134,804	$34,395,387
Shares issued to shareholders in reinvestment of dividends and distributions	3,989	35,763
Shares redeemed	(2,173,531)	(18,167,635)

Net increase (decrease)	1,965,262	$16,263,515

Period ended December 31, 2015 (a):
Shares sold	862,675	$7,777,215
Shares issued to shareholders in reinvestment of dividends and distributions	4,447	33,856
Shares redeemed	(85,953)	(741,798)

Net increase (decrease)	781,169	$7,069,273

(a)	The inception date of the Portfolio was May 1, 2015.

(b)	Includes in-kind purchases in the amount of $106,860,629 during the period ended December 31, 2015. (See Note 9)

Note 11–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 12–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the year ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

21

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Cushing Renaissance Advantage Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Cushing Renaissance Advantage Portfolio (one of the series comprising Mainstay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period May 1, 2015 (commencement of operations) through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

22	MainStay VP Cushing Renaissance Advantage Portfolio

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Cushing Renaissance Advantage Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cushing Asset Management, LP (“Cushing”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cushing in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cushing (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates and Cushing and responses from New York Life Investments and Cushing to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and

Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Cushing; (ii) the investment performance of the Portfolio, New York Life Investments and Cushing; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cushing from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cushing. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cushing. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cushing resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cushing

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has

23

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Cushing. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Cushing provides to the Portfolio. The Board evaluated Cushing’s experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined Cushing’s track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cushing, and Cushing’s overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Cushing. The Board also reviewed Cushing’s willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cushing’s experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In evaluating the performance of the Portfolio, the Board considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis, and with the Board’s Alternative and Closed-End Funds Oversight Committee that occur regularly with respect to the Portfolio. In addition, the Board considered any specific actions that New York Life Investments or Cushing had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions. The Board noted that the Portfolio had underperformed relative to peers in the recent performance review period, and considered its discussions with representatives from New York Life Investments regarding the volatility of the energy markets during the period.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Cushing to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cushing

The Board considered the costs of the services provided by New York Life Investments and Cushing under the Agreements and the profits realized by New York Life Investments and its affiliates and Cushing due to their relationships with the Portfolio. Although the Board did not receive specific profitability information from Cushing, the Board considered representations from Cushing and New York Life Investments that the subadvisory fee paid by New York Life Investments to Cushing for services provided to the Portfolio was the result of arm’s-length negotiations. Because Cushing’s subadvisory fees are negotiated at arm’s-length by New York Life Investments and are paid by New York Life Investments, not the Portfolio, the Board primarily considered the profits realized by New York Life Investments and its affiliates with respect to the Portfolio.

In evaluating the costs of the services provided by New York Life Investments and Cushing and profits realized by New York Life Investments and its affiliates and Cushing, the Board considered, among other

24	MainStay VP Cushing Renaissance Advantage Portfolio

factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Cushing must be in a position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cushing to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to Cushing from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cushing in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities. In this regard, the Board also requested and received information from New York Life Investments and Cushing concerning other business relationships between Cushing and its affiliates and New York Life Investments and its affiliates.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of

New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements. With respect to Cushing, the Board concluded that any profits realized by Cushing due to its relationship with the Portfolio are the result of arm’s-length negotiations between New York Life Investments and Cushing and are based on fees paid to Cushing by New York Life Investments, not the Portfolio.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

25

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Cushing are paid by New York Life Investments, not the Portfolio.

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cushing on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules. The Board also considered its discussions with representatives from New York Life Investments regarding the Portfolio’s contractual and net management fee and total net expenses.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

26	MainStay VP Cushing Renaissance Advantage Portfolio

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

27

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

28	MainStay VP Cushing Renaissance Advantage Portfolio

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

29

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

30	MainStay VP Cushing Renaissance Advantage Portfolio

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

31

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1724022	MSVPCRA11-02/17 (NYLIAC) NI514

MainStay VP Small Cap Core Portfolio

Message from the President and Annual Report

December 31, 2016

Sign up for electronic delivery of your shareholder reports. For full details on electronic delivery, including who can participate and what you can receive via eDelivery, please log on to www.newyorklife.com/vsc

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Message from the President

The U.S. stock and bond markets were somewhat volatile during the 12 months ended December 31, 2016, but most market segments provided positive total returns. The year started with continued concerns about falling crude oil prices and economic weakness in China. In mid-February, however, oil prices began to recover and U.S. stocks advanced with relatively few setbacks through the end of the year.

One of those setbacks for U.S. stocks came in late June, when the United Kingdom voted to leave the European Union (“Brexit”). The British pound dropped in value following the decision, but stocks in many markets around the world quickly recovered. U.S. stocks also dipped in the days preceding the U.S. presidential election. After the results were announced, however, stocks rose relatively steadily on optimism regarding economic and fiscal policy.

According to FTSE-Russell data, U.S. stocks as a whole recorded double-digit positive returns for 2016, with performance averaging more than 20% for small- and micro-cap stocks. Value stocks outpaced growth stocks at all capitalization levels during the reporting period.

Anticipation of a Federal Reserve rate hike led to volatility in the U.S. bond markets, but the Federal Open Market Committee waited until December 2016 to raise the federal funds target range to 0.50% to 0.75%. U.S. Treasury yields rose across the maturity spectrum during the reporting period, which took a toll on bond prices. Even so, with the exception of some municipal bond categories, most major fixed-income asset classes provided positive total returns for the reporting period. Throughout the bond market, longer-term bonds generally outperformed shorter-term securities. Despite variations by market, world bonds as an asset class provided positive returns for the reporting period, as did emerging-market bonds.

Major developed stock markets outside the United States and Canada generally provided modestly positive total returns during the reporting period. When stocks of all countries around the world were taken into account, the results were even stronger—although there were differences by market and region. Stocks of major European markets declined slightly, largely because of Brexit and economic weakness in certain countries. Stocks in the Asia Pacific region (including Australia, New Zealand, Japan, Taiwan, Korea and others) generally provided positive total returns during the reporting period, as did stocks in emerging markets (including several Latin American countries and smaller markets in Europe, the Middle East and Africa).

At MainStay, we know that political, economic and market events may influence the performance of your MainStay VP Portfolio. While our portfolio managers often pay close attention to such events, their primary emphasis is on seeking to invest for the long-term needs of our shareholders. With this in mind, they seek to pursue the investment objectives of their respective VP Portfolios using the principal investment strategies and investment processes outlined in the prospectus. By placing your assets in the care of our investment professionals, you gain access to their extensive market insight, strategic investment discipline and in-depth experience in risk management over a wide range of market cycles.

The report that follows provides more detailed information about the market forces, portfolio strategies and individual securities that influenced the performance of your MainStay VP Portfolios during the 12 months ended December 31, 2016. We invite you to read the report carefully as part of your personal investment-review process.

We thank you for your business, and we look forward to a continuing relationship as you pursue your long-range financial goals.

Sincerely,

Stephen P. Fisher

President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Not part of the Annual Report

Investors should refer to the Portfolio’s Summary Prospectus and/or Prospectus and consider the Portfolio’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Portfolio. You may obtain copies of the Portfolio’s Summary Prospectus and/or the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019, by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, Room 251, New York, New York or by sending an email to MainStayShareholdersServices@nylim.com. These documents are also available at mainstayinvestments.com/vpdocuments. Please read the Summary Prospectus and/or Prospectus carefully before investing. MainStay VP Funds Trust portfolios are separate account options which are purchased through a variable insurance or variable annuity contract.

Investment and Performance Comparison1 (Unaudited)

Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The performance table and graph do not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. Please refer to the Performance Summary appropriate for your policy. For performance information current to the most recent month-end, please call 800-598-2019 or visit www.newyorklife.com.

Average Annual Total Returns for the Period Ended December 31, 2016

Class	Since Inception (5/2/16)	Gross Expense Ratio[2]
Initial Class Shares	19.14%	0.89%
Service Class Shares	18.95	1.14

Benchmark Performance	Since Inception (5/2/16)
Russell 2000® Index[3]	20.20%
Average Lipper Variable Products Small-Cap Core Portfolio[4]	21.84

1.	Performance figures reflect certain fee waivers and/or expense limitations, without which total returns may have been different. For information on current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
2.	The gross expense ratios presented reflect the Portfolio’s “Total Annual Portfolio Operating Expenses” from the most recent Prospectus which is based on estimated amounts for the current fiscal year. These ratios may differ from other expense ratios disclosed in this report.
3.

The Russell 2000® Index is the Portfolio’s primary broad-based securities market index for comparison purposes. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
4.

The Average Lipper Variable Products Small-Cap Core Portfolio is representative of portfolios that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s U.S. Diversified Equity small-cap ceiling. Small-cap core portfolios have more latitude in the companies in which they invest. These portfolios typically have average characteristics compared to the S&P SmallCap 600® Index. This benchmark is a product of Lipper Inc. Lipper Inc. is an independent monitor of fund performance. Results are based on average total returns of similar portfolios with all dividend and capital gain distributions reinvested.

5

Cost in Dollars of a $1,000 Investment in MainStay VP Small Cap Core Portfolio (Unaudited)

The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from July 1, 2016 to December 31, 2016, and the impact of those costs on your investment.

Example

As a shareholder of the Portfolio, you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual Portfolios. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from July 1, 2016 to December 31, 2016. Shares are only sold in connection with variable life and annuity contracts and the example does not reflect any contract level or transactional fees or expenses. If these costs had been included, your costs would have been higher.

This example illustrates your Portfolio’s ongoing costs in two ways:

Actual Expenses

The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended December 31, 2016. Simply divide your account value by $1,000

(for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Portfolio with the ongoing costs of investing in other Portfolios. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Portfolios.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Share Class	Beginning Account Value 7/1/16	Ending Account Value (Based on Actual Returns and Expenses) 12/31/16	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 12/31/16	Expenses Paid During Period[1]

Initial Class Shares	$1,000.00	$1,187.50	$5.39	$1,020.20	$4.98

Service Class Shares	$1,000.00	$1,186.00	$6.92	$1,018.80	$6.39

1.	Expenses are equal to the Portfolio’s annualized expense ratio of each class (0.98% for Initial Class and 1.26% for Service Class) multiplied by the average account value over the period, divided by 366 and multiplied by 184 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period.

6	MainStay VP Small Cap Core Portfolio

Industry Composition as of December 31, 2016 (Unaudited)

Banks	11.8%
Real Estate Investment Trusts	6.4
Machinery	5.1
Health Care Equipment & Supplies	4.2
Biotechnology	3.6
Chemicals	3.5
Semiconductors & Semiconductor Equipment	3.5
Oil, Gas & Consumable Fuels	3.2
Thrifts & Mortgage Finance	3.1
Electronic Equipment, Instruments & Components	3.0
Internet Software & Services	3.0
Commercial Services & Supplies	2.8
Food Products	2.8
Pharmaceuticals	2.2
Software	2.2
Diversified Consumer Services	2.0
Hotels, Restaurants & Leisure	1.9
Auto Components	1.8
Exchange Traded Funds	1.8
Metals & Mining	1.8
Household Durables	1.7
Insurance	1.6
Consumer Finance	1.5
Electrical Equipment	1.5
IT Services	1.5
Specialty Retail	1.5
Aerospace & Defense	1.4
Health Care Providers & Services	1.3
Household Products	1.2
Internet & Catalog Retail	1.2
Professional Services	1.2
Trading Companies & Distributors	1.2

Health Care Technology	1.1%
Building Products	1.0
Energy Equipment & Services	1.0
Communications Equipment	0.9
Construction & Engineering	0.9
Water Utilities	0.8
Independent Power & Renewable Electricity Producers	0.7
Life Sciences Tools & Services	0.7
Real Estate Management & Development	0.6
Airlines	0.5
Beverages	0.5
Capital Markets	0.5
Diversified Telecommunication Services	0.5
Electric Utilities	0.5
Media	0.5
Multiline Retail	0.5
Technology Hardware, Storage & Peripherals	0.5
Road & Rail	0.4
Marine	0.3
Air Freight & Logistics	0.2
Construction Materials	0.2
Containers & Packaging	0.2
Leisure Products	0.2
Textiles, Apparel & Luxury Goods	0.2
Personal Products	0.1
Diversified Financial Services	0.0	‡
Tobacco	0.0	‡
Wireless Telecommunication Services	0.0	‡
Short-Term Investments	0.1
Other Assets, Less Liabilities	–0.1

	100.0%

See Portfolio of Investments beginning on page 10 for specific holdings within these categories.

‡Less	than one-tenth of a percent.

Top Ten Holdings as of December 31, 2016 (excluding short-term investment) (Unaudited)

1.	SPDR S&P Biotech ETF

2.	iShares Russell 2000 ETF

3.	Umpqua Holdings Corp.

4.	Chemours Co. (The)

5.	Sanmina Corp.
6.	Ryman Hospitality Properties, Inc.

7.	Science Applications International Corp.

8.	First Citizens BancShares, Inc. Class A

9.	Dean Foods Co.

10.	National Health Investors, Inc.

7

Portfolio Management Discussion and Analysis (Unaudited)

Answers to the questions reflect the views of portfolio managers Migene Kim, CFA, Andrew Ver Planck, CFA, and Mona Patni of Cornerstone Capital Management Holdings LLC, the Portfolio’s Subadvisor.

How did MainStay VP Small Cap Core Portfolio perform relative to its benchmark and peers from May 2, 2016, through December 31, 2016?

MainStay VP Small Cap Core Portfolio commenced operations on May 2, 2016. From May 2, 2016, through December 31, 2016, the Portfolio returned 19.14% for Initial Class shares and 18.95% for Service Class shares. Over the same period, both share classes underperformed the 20.20% return of the Russell 2000® Index,1 which is the Portfolio’s benchmark, and the 21.84% return of the Average Lipper2 Variable Products Small-Cap Core Portfolio.

What factors affected the Portfolio’s relative performance during the reporting period?

Stock selection added to the Portfolio’s performance relative to the Russell 2000® Index, while allocation effects—being overweight or underweight specific sectors as a result of the Portfolio’s bottom-up stock selection process—was marginally negative during the reporting period.

Which sectors were the strongest positive contributors to the Portfolio’s relative performance, and which sectors were particularly weak?

Materials, consumer staples and telecommunication services were the Portfolio’s strongest-contributing sectors during the reporting period. (Contributions take weightings and total returns into account.) The contribution in materials was driven by favorable stock selection and an overweight position relative to the Russell 2000® Index. Favorable stock selection was the main driver of relative contributions in the consumer staples and telecommunication services sectors.

The weakest sector contributions to the Portfolio’s relative performance came from information technology, energy and health care. Unfavorable stock selection detracted in each of these sectors. Underweight positions in the outperforming information technology and energy sectors—and an overweight position in the underperforming health care sector—also detracted modestly from the Portfolio’s relative performance.

During the reporting period, which individual stocks made the strongest positive contributions to the Portfolio’s absolute performance and which stocks detracted the most?

The stock that made the strongest positive contribution to the Portfolio’s absolute performance was chemical company

Chemours, which advanced on solid earnings driven by broad-based strength across its product offerings. The second-strongest contributor was lawn & garden and pet supply product maker Central Garden & Pet Co., which experienced strong turnaround and delivered attractive earnings and revenue growth. Meta Financial was another strong performer for the Portfolio. The company provides savings and loan services, and it benefited from expanding loan demand and rising interest rates.

On an absolute basis, the Portfolio’s weakest stock performers included biotechnology company Myriad Genetics and pharmaceutical company Impax Laboratories; both of which slumped after reporting disappointing earnings. Rubicon Project is a company focused on automating the buying and selling of advertising space. The company’s stock was among the Portfolio’s weakest performers because investors were disappointed by the company’s outlook.

Did the Portfolio make any significant purchases or sales during the reporting period?

The Portfolio initiated a long position in chemical company Chemours, which offered an attractive valuation and strong earnings and price trends. The Portfolio also initiated a long position in National Health Investors, a real estate investment trust (REIT) specializing in assisted living and senior living facilities. The company exhibited improved price and earnings trends, while valuations remained reasonable. Both of these stocks were overweight relative to the Russell 2000® Index by the end of the reporting period.

During the reporting period, the Portfolio exited its position in Mack-Cali Realty, a REIT focused on commercial office space. The stock was sold because the company had an expensive relative valuation and deteriorating price trends. The Portfolio also exited its formerly overweight position in passenger air carrier Sky West as the company’s price, industry and earnings trends deteriorated throughout the reporting period.

How did the Portfolio’s sector weightings change during the reporting period?

During the reporting period, the Portfolio modestly increased its weightings relative to the Russell 2000® Index in the health care and industrials sectors. Over the same period, the Portfolio modestly reduced its weightings relative to the benchmark in real estate and information technology.

1.	See footnote on page 5 for more information on the Russell 2000® Index.
2.	See footnote on page 5 for more information on Lipper Inc.

8	MainStay VP Small Cap Core Portfolio

How was the Portfolio positioned at the end of the reporting period?

As of December 31, 2016, the Portfolio held modestly overweight positions relative to the Russell 2000® Index in the health care and industrials sectors. As of the same date, the Portfolio held modestly underweight positions relative to the benchmark in the information technology and utilities sectors.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Not all MainStay VP Portfolios and/or share classes are available under all policies.

9

Portfolio of Investments December 31, 2016

	Shares	Value
Common Stocks 98.2%†
Aerospace & Defense 1.4%
AAR Corp.	28,200	$932,010
Ducommun, Inc. (a)	3,300	84,348
Engility Holdings, Inc. (a)	36,900	1,243,530
Kratos Defense & Security Solutions, Inc. (a)	157,900	1,168,460
Sparton Corp. (a)	10,600	252,810
Vectrus, Inc. (a)	45,400	1,082,790

		4,763,948

Air Freight & Logistics 0.2%
XPO Logistics, Inc. (a)	13,700	591,292

Airlines 0.5%
Hawaiian Holdings, Inc. (a)	32,187	1,834,659

Auto Components 1.8%
Cooper-Standard Holding, Inc. (a)	19,000	1,964,220
Horizon Global Corp. (a)	2,900	69,600
Modine Manufacturing Co. (a)	5,978	89,072
Spartan Motors, Inc.	94,900	877,825
Stoneridge, Inc. (a)	59,500	1,052,555
Tenneco, Inc. (a)	12,181	760,947
Tower International, Inc.	40,700	1,153,845

		5,968,064

Banks 11.8%
1st Source Corp.	2,500	111,650
Allegiance Bancshares, Inc. (a)	2,700	97,605
American National Bankshares, Inc.	700	24,360
Ames National Corp.	200	6,600
Atlantic Capital Bancshares, Inc. (a)	6,500	123,500
Banc of California, Inc.	32,900	570,815
Bancorp, Inc. (The) (a)	43,300	340,338
Bank of Marin Bancorp	1,100	76,725
Bank of The Ozarks, Inc.	17,100	899,289
Bankwell Financial Group, Inc.	3,100	100,750
Banner Corp.	38,636	2,156,275
Bar Harbor Bankshares	2,700	127,791
Berkshire Hills Bancorp, Inc.	49,400	1,820,390
Blue Hills Bancorp, Inc.	3,800	71,250
Bridge Bancorp, Inc.	7,290	276,291
Camden National Corp.	8,300	368,935
Central Valley Community Bancorp	18,000	359,280
Century Bancorp, Inc. Class A	2,000	120,000
Chemical Financial Corp.	9,800	530,866
CNB Financial Corp.	9,800	262,052
ConnectOne Bancorp, Inc.	15,300	397,035
County Bancorp, Inc.	1,300	35,061
CU Bancorp (a)	6,400	229,120

	Shares	Value
Banks (continued)
Customers Bancorp, Inc. (a)	61,300	$2,195,766
Equity Bancshares, Inc. Class A (a)	300	10,092
Farmers Capital Bank Corp.	1,800	75,690
Farmers National Banc Corp.	27,200	386,240
Financial Institutions, Inc.	11,000	376,200
First BanCorp (a)	294,200	1,944,662
First Busey Corp.	6,000	184,680
First Business Financial Services, Inc.	8,900	211,108
♦First Citizens BancShares, Inc. Class A	7,000	2,485,000
First Financial Northwest, Inc.	2,300	45,402
First Foundation, Inc. (a)	8,000	228,000
First Internet Bancorp	11,300	361,600
First Mid-Illinois Bancshares, Inc.	5,900	200,600
First Northwest Bancorp (a)	4,100	63,960
First of Long Island Corp. (The)	19,800	565,290
Flushing Financial Corp.	22,400	658,336
Franklin Financial Network, Inc. (a)	38,200	1,598,670
Guaranty Bancorp	9,700	234,740
Hanmi Financial Corp.	15,400	537,460
Heritage Commerce Corp.	2,100	30,303
Horizon Bancorp	17,750	497,000
Lakeland Bancorp, Inc.	11,400	222,300
MainSource Financial Group, Inc.	14,500	498,800
MBT Financial Corp.	2,200	24,970
Mercantile Bank Corp.	23,000	867,100
Merchants Bancshares, Inc.	1,500	81,300
MidWestOne Financial Group, Inc.	2,100	78,960
MutualFirst Financial, Inc.	400	13,240
Northrim BanCorp, Inc.	11,600	366,560
OFG Bancorp	150,800	1,975,480
Old Second Bancorp, Inc.	4,300	47,515
Opus Bank	60,800	1,827,040
Paragon Commercial Corp. (a)	400	17,488
Peapack Gladstone Financial Corp.	28,700	886,256
People’s Utah Bancorp	2,800	75,180
Peoples Bancorp, Inc.	10,500	340,830
Preferred Bank	18,300	959,286
QCR Holdings, Inc.	17,100	740,430
Republic Bancorp, Inc. Class A	13,100	517,974
Sierra Bancorp	14,700	390,873
Stonegate Bank	11,500	479,895
TriState Capital Holdings, Inc. (a)	2,648	58,521
Triumph Bancorp, Inc. (a)	16,700	436,705
♦Umpqua Holdings Corp.	146,657	2,754,218
United Community Banks, Inc.	57,024	1,689,051
Valley National Bancorp	49,000	570,360
WesBanco, Inc.	35,300	1,520,018
West Bancorp., Inc.	3,550	87,685

†	Percentages indicated are based on Portfolio net assets.
♦	Among the Portfolio’s 10 largest holdings, as of December 31, 2016, excluding short-term investment. May be subject to change daily.

10	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Banks (continued)
Wintrust Financial Corp.	7,440	$539,921
Xenith Bankshares, Inc. (a)	4,069	114,746

		40,179,479

Beverages 0.5%
Coca-Cola Bottling Co. Consolidated	9,000	1,609,650
Craft Brew Alliance, Inc. (a)	2,500	42,250

		1,651,900

Biotechnology 3.6%
Acorda Therapeutics, Inc. (a)	34,300	644,840
AMAG Pharmaceuticals, Inc. (a)	500	17,400
ARIAD Pharmaceuticals, Inc. (a)	16,400	204,016
Array BioPharma, Inc. (a)	14,300	125,697
Bluebird Bio, Inc. (a)	4,100	252,970
Clovis Oncology, Inc. (a)	400	17,768
Coherus Biosciences, Inc. (a)	21,500	605,225
Cytokinetics, Inc. (a)	42,700	518,805
Emergent BioSolutions, Inc. (a)	37,400	1,228,216
Exact Sciences Corp. (a)	5,500	73,480
Exelixis, Inc. (a)	29,100	433,881
Five Prime Therapeutics, Inc. (a)	24,400	1,222,684
Genomic Health, Inc. (a)	37,100	1,090,369
Halozyme Therapeutics, Inc. (a)	2,168	21,420
Ironwood Pharmaceuticals, Inc. (a)	10,487	160,346
Kite Pharma, Inc. (a)	3,100	139,004
Ligand Pharmaceuticals, Inc. (a)	1,700	172,737
MacroGenics, Inc. (a)	9,000	183,960
Myriad Genetics, Inc. (a)	71,800	1,196,906
Natera, Inc. (a)	39,300	460,203
Ophthotech Corp. (a)	580	2,801
Progenics Pharmaceuticals, Inc. (a)	11,000	95,040
Prothena Corp. PLC (a)	2,585	127,156
Radius Health, Inc. (a)	1,100	41,833
Repligen Corp. (a)	85	2,620
Sage Therapeutics, Inc. (a)	1,600	81,696
Sarepta Therapeutics, Inc. (a)	2,800	76,804
TESARO, Inc. (a)	3,500	470,680
Ultragenyx Pharmaceutical, Inc. (a)	3,986	280,256
Vanda Pharmaceuticals, Inc. (a)	70,100	1,118,095
Xencor, Inc. (a)	41,800	1,100,176

		12,167,084

Building Products 1.0%
Gibraltar Industries, Inc. (a)	40,172	1,673,164
Insteel Industries, Inc.	7,900	281,556
NCI Building Systems, Inc. (a)	47,700	746,505
Universal Forest Products, Inc.	8,092	826,840

		3,528,065

	Shares	Value
Capital Markets 0.5%
Evercore Partners, Inc. Class A	14,600	$1,003,020
GAIN Capital Holdings, Inc.	35,200	231,616
INTL FCStone, Inc. (a)	200	7,920
Investment Technology Group, Inc.	26,300	519,162

		1,761,718

Chemicals 3.5%
♦Chemours Co. (The)	116,225	2,567,411
GCP Applied Technologies, Inc. (a)	12,827	343,122
Innophos Holdings, Inc.	5,300	276,978
KMG Chemicals, Inc.	23,800	925,582
Koppers Holdings, Inc. (a)	50,600	2,039,180
Kronos Worldwide, Inc.	14,900	177,906
Olin Corp.	14,100	361,101
OMNOVA Solutions, Inc. (a)	29,600	296,000
Rayonier Advanced Materials, Inc.	49,800	769,908
Stepan Co.	16,500	1,344,420
Trinseo S.A.	38,800	2,300,840
Tronox, Ltd. Class A	33,400	344,354

		11,746,802

Commercial Services & Supplies 2.8%
ACCO Brands Corp. (a)	69,100	901,755
ARC Document Solutions, Inc. (a)	5,700	28,956
Brink’s Co. (The)	51,036	2,105,235
Casella Waste Systems, Inc. Class A (a)	33,200	412,012
CECO Environmental Corp.	42,400	591,480
Ennis, Inc.	68,100	1,181,535
Heritage-Crystal Clean, Inc. (a)	17,500	274,750
InnerWorkings, Inc. (a)	21,800	214,730
Nl Industries, Inc. (a)	1,500	12,225
Quad / Graphics, Inc.	81,700	2,196,096
Steelcase, Inc. Class A	20,100	359,790
TRC Cos., Inc. (a)	25,700	272,420
Viad Corp.	18,992	837,547

		9,388,531

Communications Equipment 0.9%
Bel Fuse, Inc. Class B	27,900	862,110
Black Box Corp.	39,900	608,475
Ciena Corp. (a)	35,422	864,651
Extreme Networks, Inc. (a)	144,100	724,823
NETGEAR, Inc. (a)	352	19,131
Sonus Networks, Inc. (a)	9,500	59,850

		3,139,040

Construction & Engineering 0.9%
Argan, Inc.	18,100	1,276,955
HC2 Holdings, Inc. (a)	40,600	240,758
MasTec, Inc. (a)	19,500	745,875
MYR Group, Inc. (a)	8,000	301,440
Orion Group Holdings, Inc. (a)	43,500	432,825

		2,997,853

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	11

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Construction Materials 0.2%
U.S. Concrete, Inc. (a)	8,100	$530,550

Consumer Finance 1.5%
Enova International, Inc. (a)	88,700	1,113,185
EZCORP, Inc. Class A (a)	3,500	37,275
Green Dot Corp. Class A (a)	90,400	2,128,920
World Acceptance Corp. (a)	30,200	1,941,256

		5,220,636

Containers & Packaging 0.2%
AEP Industries, Inc.	6,100	708,210

Diversified Consumer Services 2.0%
American Public Education, Inc. (a)	42,300	1,038,465
DeVry Education Group, Inc.	75,300	2,349,360
K12, Inc. (a)	99,300	1,703,988
Regis Corp. (a)	119,400	1,733,688

		6,825,501

Diversified Financial Services 0.0%‡
Marlin Business Services Corp.	7,000	146,300

Diversified Telecommunication Services 0.5%
General Communication, Inc. Class A (a)	79,900	1,554,055
Hawaiian Telcom Holdco, Inc. (a)	10,400	257,712
IDT Corp. Class B	713	13,219

		1,824,986

Electric Utilities 0.5%
Genie Energy, Ltd. Class B (a)	6,900	39,675
Spark Energy, Inc. Class A	57,200	1,733,160

		1,772,835

Electrical Equipment 1.5%
Allied Motion Technologies, Inc.	47,100	1,007,469
Babcock & Wilcox Enterprises, Inc. (a)	12,400	205,716
EnerSys	727	56,779
General Cable Corp.	97,900	1,864,995
LSI Industries, Inc.	51,200	498,688
Powell Industries, Inc.	32,000	1,248,000
Preformed Line Products Co.	800	46,496

		4,928,143

Electronic Equipment, Instruments & Components 3.0%
Benchmark Electronics, Inc. (a)	49,400	1,506,700
Daktronics, Inc.	6,500	69,550
Insight Enterprises, Inc. (a)	15,300	618,732
Itron, Inc. (a)	10,600	666,210
Kimball Electronics, Inc. (a)	21,800	396,760
Plexus Corp. (a)	5,077	274,361
♦Sanmina Corp. (a)	69,874	2,560,882

	Shares	Value
Electronic Equipment, Instruments & Components (continued)
ScanSource, Inc. (a)	9,300	$375,255
SYNNEX Corp.	12,256	1,483,221
Systemax, Inc.	400	3,508
Tech Data Corp. (a)	2,000	169,360
TTM Technologies, Inc. (a)	160,200	2,183,526

		10,308,065

Energy Equipment & Services 1.0%
Dawson Geophysical Co. (a)	20,300	163,212
Era Group, Inc. (a)	6,600	112,002
Helix Energy Solutions Group, Inc. (a)	24,800	218,736
Matrix Service Co. (a)	11,700	265,590
McDermott International, Inc. (a)	130,965	967,831
Newpark Resources, Inc. (a)	51,400	385,500
Parker Drilling Co. (a)	27,060	70,356
PHI, Inc. (a)	21,500	387,430
RigNet, Inc. (a)	6,000	138,900
TETRA Technologies, Inc. (a)	35,600	178,712
U.S. Silica Holdings, Inc.	2,700	153,036
Unit Corp. (a)	14,600	392,302
Willbros Group, Inc. (a)	24,500	79,380

		3,512,987

Food Products 2.8%
♦Dean Foods Co.	113,100	2,463,318
Fresh Del Monte Produce, Inc.	33,761	2,046,929
John B. Sanfilippo & Son, Inc.	22,400	1,576,736
Omega Protein Corp. (a)	56,800	1,422,840
Sanderson Farms, Inc.	14,200	1,338,208
Seaboard Corp. (a)	201	794,350

		9,642,381

Health Care Equipment & Supplies 4.2%
Accuray, Inc. (a)	39,400	181,240
AngioDynamics, Inc. (a)	82,900	1,398,523
CryoLife, Inc. (a)	8,100	155,115
Cynosure, Inc. Class A (a)	1,241	56,590
Exactech, Inc. (a)	28,500	778,050
Haemonetics Corp. (a)	43,185	1,736,037
Halyard Health, Inc. (a)	61,553	2,276,230
LeMaitre Vascular, Inc.	62,200	1,576,148
Masimo Corp. (a)	23,263	1,567,926
OraSure Technologies, Inc. (a)	239,000	2,098,420
Orthofix International N.V. (a)	58,100	2,102,058
RTI Surgical, Inc. (a)	1,487	4,833
Surmodics, Inc. (a)	15,600	396,240

		14,327,410

Health Care Providers & Services 1.3%
Magellan Health, Inc. (a)	25,500	1,918,875
Molina Healthcare, Inc. (a)	26,600	1,443,316
Triple-S Management Corp. Class B (a)	30,500	631,350
WellCare Health Plans, Inc. (a)	3,800	520,904

		4,514,445

12	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Health Care Technology 1.1%
HMS Holdings Corp. (a)	111,847	$2,031,142
Quality Systems, Inc. (a)	133,200	1,751,580

		3,782,722

Hotels, Restaurants & Leisure 1.9%
Bloomin’ Brands, Inc.	99,877	1,800,782
Caesars Acquisition Co. Class A (a)	3,416	46,116
Carrols Restaurant Group, Inc. (a)	94,600	1,442,650
Century Casinos, Inc. (a)	11,500	94,645
Cheesecake Factory, Inc. (The)	6,500	389,220
Golden Entertainment, Inc.	3,600	43,596
Isle of Capri Casinos, Inc. (a)	78,300	1,933,227
Potbelly Corp. (a)	25,700	331,530
Ruby Tuesday, Inc. (a)	66,802	215,771

		6,297,537

Household Durables 1.7%
AV Homes, Inc. (a)	6,400	101,120
Bassett Furniture Industries, Inc.	34,700	1,054,880
CSS Industries, Inc.	7,600	205,732
Flexsteel Industries, Inc.	13,800	851,046
Hooker Furniture Corp.	23,900	907,005
Hovnanian Enterprises, Inc. Class A (a)	58,900	160,797
La-Z-Boy, Inc.	33,400	1,037,070
Lifetime Brands, Inc.	18,400	326,600
NACCO Industries, Inc. Class A	12,800	1,159,040

		5,803,290

Household Products 1.2%
Central Garden & Pet Co. (a)	37,700	1,247,493
Central Garden & Pet Co. Class A (a)	59,200	1,829,280
HRG Group, Inc. (a)	42,100	655,076
Oil-Dri Corp. of America	4,300	164,303

		3,896,152

Independent Power & Renewable Electricity Producers 0.7%
Atlantic Power Corp. (a)	37,681	94,203
Ormat Technologies, Inc.	42,555	2,281,799

		2,376,002

Insurance 1.6%
Ambac Financial Group, Inc. (a)	2,700	60,750
Argo Group International Holdings, Ltd.	20,800	1,370,720
Donegal Group, Inc. Class A	5,000	87,400
eHealth, Inc. (a)	67,000	713,550
Employers Holdings, Inc.	9,196	364,162
Federated National Holding Co.	16,200	302,778
Hallmark Financial Services, Inc. (a)	18,000	209,340
Independence Holding Co.	7,000	136,850
Infinity Property & Casualty Corp.	1,000	87,900
Maiden Holdings, Ltd.	12,000	209,400
OneBeacon Insurance Group, Ltd. Class A	2,200	35,310

	Shares	Value
Insurance (continued)
Safety Insurance Group, Inc.	13,200	$972,840
State National Cos., Inc.	5,800	80,388
United Insurance Holdings Corp.	44,600	675,244

		5,306,632

Internet & Catalog Retail 1.2%
1-800-Flowers.com, Inc. Class A (a)	116,000	1,241,200
Overstock.com, Inc. (a)	37,800	661,500
Shutterfly, Inc. (a)	46,000	2,308,280

		4,210,980

Internet Software & Services 3.0%
Autobytel, Inc. (a)	17,900	240,755
Bankrate, Inc. (a)	22,079	243,973
Bazaarvoice, Inc. (a)	102,500	497,125
Blucora, Inc. (a)	74,100	1,092,975
Brightcove, Inc. (a)	35,400	284,970
Carbonite, Inc. (a)	45,700	749,480
Care.com, Inc. (a)	40,000	342,800
Cimpress N.V. (a)	14,980	1,372,318
DHI Group, Inc. (a)	126,200	788,750
EarthLink Holdings Corp.	91,400	515,496
Gogo, Inc. (a)	2,800	25,816
Intralinks Holdings, Inc. (a)	10,300	139,256
j2 Global, Inc.	8,400	687,120
Limelight Networks, Inc. (a)	67,900	171,108
Liquidity Services, Inc. (a)	64,700	630,825
LivePerson, Inc. (a)	76,300	576,065
RetailMeNot, Inc. (a)	115,200	1,071,360
Shutterstock, Inc. (a)	1,700	80,784
TechTarget, Inc. (a)	1,400	11,942
WebMD Health Corp. (a)	13,255	657,050

		10,179,968

IT Services 1.5%
Cardtronics PLC (a)	12,400	676,668
Datalink Corp. (a)	43,000	484,180
Hackett Group, Inc. (The)	43,900	775,274
Information Services Group, Inc. (a)	3,800	13,832
MoneyGram International, Inc. (a)	64,300	759,383
♦Science Applications International Corp.	29,600	2,510,080

		5,219,417

Leisure Products 0.2%
JAKKS Pacific, Inc. (a)	44,500	229,175
Johnson Outdoors, Inc. Class A	10,300	408,807
MCBC Holdings, Inc.	6,700	97,686

		735,668

Life Sciences Tools & Services 0.7%
PRA Health Sciences, Inc. (a)	6,000	330,720
Research Holdings, Inc. Class A (a)	36,600	1,925,160

		2,255,880

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	13

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Machinery 5.1%
Blue Bird Corp. (a)	2,000	$30,900
Briggs & Stratton Corp.	31,000	690,060
Chart Industries, Inc. (a)	58,800	2,117,976
Columbus McKinnon Corp.	3,700	100,048
Commercial Vehicle Group, Inc. (a)	47,600	263,228
DMC Global, Inc.	6,000	95,100
Global Brass & Copper Holdings, Inc.	65,600	2,250,080
Greenbrier Cos., Inc. (The)	53,000	2,202,150
Hardinge, Inc.	2,400	26,592
Harsco Corp.	16,400	223,040
Hyster-Yale Materials Handling, Inc.	4,000	255,080
John Bean Technologies Corp.	6,400	550,080
Lydall, Inc. (a)	9,800	606,130
Meritor, Inc. (a)	128,200	1,592,244
Mueller Water Products, Inc. Class A	8,600	114,466
Supreme Industries, Inc.	27,100	425,470
Titan International, Inc.	100,300	1,124,363
Wabash National Corp. (a)	140,700	2,225,874
Woodward, Inc.	34,100	2,354,605

		17,247,486

Marine 0.3%
Matson, Inc.	29,323	1,037,741

Media 0.5%
AMC Entertainment Holdings, Inc. Class A	16,713	562,392
New Media Investment Group, Inc.	32,700	522,873
tronc, Inc.	30,900	428,583

		1,513,848

Metals & Mining 1.8%
Olympic Steel, Inc.	28,400	688,132
Real Industry, Inc. (a)	22,300	136,030
Schnitzer Steel Industries, Inc. Class A	35,800	920,060
SunCoke Energy, Inc. (a)	143,000	1,621,620
TimkenSteel Corp. (a)	34,600	535,608
Worthington Industries, Inc.	46,594	2,210,419

		6,111,869

Multiline Retail 0.5%
Big Lots, Inc.	31,000	1,556,510

Oil, Gas & Consumable Fuels 3.2%
Abraxas Petroleum Corp. (a)	132,877	341,494
Alon USA Energy, Inc.	45,600	518,928
Bill Barrett Corp. (a)	54,300	379,557
Callon Petroleum Co. (a)	4,800	73,776
Carrizo Oil & Gas, Inc. (a)	19,200	717,120
Clean Energy Fuels Corp. (a)	149,800	428,428
Contango Oil & Gas Co. (a)	39,400	367,996
CVR Energy, Inc.	16,000	406,240

	Shares	Value
Oil, Gas & Consumable Fuels (continued)
Delek U.S. Holdings, Inc.	21,600	$519,912
DHT Holdings, Inc.	98,900	409,446
Evolution Petroleum Corp.	40,600	406,000
Gener8 Maritime, Inc. (a)	12,700	56,896
Golar LNG, Ltd.	2,100	48,174
Green Plains, Inc.	19,100	531,935
International Seaways, Inc. (a)	7,116	99,909
Matador Resources Co. (a)	1,553	40,005
Northern Oil and Gas, Inc. (a)	7,052	19,393
Oasis Petroleum, Inc. (a)	19,900	301,286
Pacific Ethanol, Inc. (a)	53,800	511,100
Par Pacific Holdings, Inc. (a)	31,000	450,740
PDC Energy, Inc. (a)	14,400	1,045,152
Renewable Energy Group, Inc. (a)	50,600	490,820
REX American Resources Corp. (a)	5,300	523,375
RSP Permian, Inc. (a)	9,600	428,352
Sanchez Energy Corp. (a)	38,400	346,752
SemGroup Corp. Class A	20,376	850,698
Ship Finance International, Ltd.	8,500	126,225
Westmoreland Coal Co. (a)	26,800	473,556

		10,913,265

Personal Products 0.1%
Lifevantage Corp. (a)	1,000	8,150
Natural Health Trends Corp.	10,400	258,440

		266,590

Pharmaceuticals 2.2%
Amphastar Pharmaceuticals, Inc. (a)	76,600	1,410,972
Catalent, Inc. (a)	86,125	2,321,930
Heska Corp. (a)	11,800	844,880
Horizon Pharma PLC (a)	34,700	561,446
Impax Laboratories, Inc. (a)	34,579	458,172
Phibro Animal Health Corp. Class A	34,300	1,004,990
SciClone Pharmaceuticals, Inc. (a)	76,600	827,280

		7,429,670

Professional Services 1.2%
Barrett Business Services, Inc.	2,100	134,610
CRA International, Inc.	16,900	618,540
Insperity, Inc.	31,300	2,220,735
TrueBlue, Inc. (a)	38,708	954,152

		3,928,037

Real Estate Investment Trusts 6.4%
Apollo Commercial Real Estate Finance, Inc.	21,100	350,682
Ares Commercial Real Estate Corp.	3,400	46,682
Armada Hoffler Properties, Inc.	9,496	138,357
Ashford Hospitality Prime, Inc.	2,100	28,665
Ashford Hospitality Trust, Inc.	48,900	379,464
CareTrust REIT, Inc.	18,100	277,292
CorEnergy Infrastructure Trust, Inc.	6,000	209,280
Cousins Properties, Inc.	59,800	508,898

14	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

	Shares	Value
Common Stocks (continued)
Real Estate Investment Trusts (continued)
DiamondRock Hospitality Co.	95,900	$1,105,727
EastGroup Properties, Inc.	21,915	1,618,204
LaSalle Hotel Properties	49,956	1,522,159
Medical Properties Trust, Inc.	153,400	1,886,820
♦National Health Investors, Inc.	32,109	2,381,524
New Residential Investment Corp.	93,600	1,471,392
Owens Realty Mortgage, Inc.	1,500	27,780
PennyMac Mortgage Investment Trust	2,900	47,473
Potlatch Corp.	9,878	411,419
PS Business Parks, Inc.	20,259	2,360,579
♦Ryman Hospitality Properties, Inc.	40,264	2,537,035
Sabra Health Care REIT, Inc.	90,451	2,208,813
STAG Industrial, Inc.	13,900	331,793
Summit Hotel Properties, Inc.	101,700	1,630,251
Urban Edge Properties	9,377	257,961

		21,738,250

Real Estate Management & Development 0.6%
Altisource Portfolio Solutions S.A. (a)	39,000	1,037,010
Forestar Group, Inc. (a)	15,500	206,150
RMR Group, Inc. (The) Class A	18,500	730,750

		1,973,910

Road & Rail 0.4%
Swift Transportation Co. (a)	9,200	224,112
YRC Worldwide, Inc. (a)	86,500	1,148,720

		1,372,832

Semiconductors & Semiconductor Equipment 3.5%
Acacia Communications, Inc. (a)	1,000	61,750
Advanced Energy Industries, Inc. (a)	7,022	384,455
Advanced Micro Devices, Inc. (a)	134,500	1,525,230
Alpha & Omega Semiconductor, Ltd. (a)	78,100	1,661,187
Amkor Technology, Inc. (a)	16,200	170,910
Cabot Microelectronics Corp.	4,100	258,997
CEVA, Inc. (a)	3,400	114,070
Cirrus Logic, Inc. (a)	11,243	635,679
Cohu, Inc.	10,300	143,170
Entegris, Inc. (a)	24,978	447,106
FormFactor, Inc. (a)	11,100	124,320
Inphi Corp. (a)	7,237	322,915
Integrated Device Technology, Inc. (a)	23,849	561,882
Lattice Semiconductor Corp. (a)	21,000	154,560
MACOM Technology Solutions Holdings, Inc. (a)	4,000	185,120
MaxLinear, Inc. Class A (a)	9,600	209,280
Microsemi Corp. (a)	20,435	1,102,877
MKS Instruments, Inc.	9,393	557,944
Monolithic Power Systems, Inc.	6,788	556,141
Nanometrics, Inc. (a)	3,800	95,228
NeoPhotonics Corp. (a)	14,500	156,745
PDF Solutions, Inc. (a)	4,100	92,455

	Shares	Value
Semiconductors & Semiconductor Equipment (continued)
Photronics, Inc. (a)	44,700	$505,110
Power Integrations, Inc.	5,015	340,268
Semtech Corp. (a)	11,559	364,686
Silicon Laboratories, Inc. (a)	7,320	475,800
Synaptics, Inc. (a)	6,460	346,127
Tessera Holding Corp.	8,636	381,711
Ultratech, Inc. (a)	3,400	81,532

		12,017,255

Software 2.2%
A10 Networks, Inc. (a)	11,958	99,371
Barracuda Networks, Inc. (a)	94,600	2,027,278
Ellie Mae, Inc. (a)	5,700	476,976
EnerNOC, Inc. (a)	4,121	24,726
Fair Isaac Corp.	7,323	873,048
Gigamon, Inc. (a)	5,600	255,080
QAD, Inc. Class A	11,600	352,640
RealPage, Inc. (a)	6,787	203,610
Rosetta Stone, Inc. (a)	9,400	83,754
Rubicon Project, Inc. (The) (a)	137,000	1,016,540
Sapiens International Corp. N.V.	13,500	193,590
Synchronoss Technologies, Inc. (a)	24,654	944,248
Take-Two Interactive Software, Inc. (a)	14,700	724,563
VASCO Data Security International, Inc. (a)	4,300	58,695

		7,334,119

Specialty Retail 1.5%
American Eagle Outfitters, Inc.	9,400	142,598
Ascena Retail Group, Inc. (a)	8,000	49,520
Barnes & Noble, Inc.	86,900	968,935
Big 5 Sporting Goods Corp.	72,200	1,252,670
Chico’s FAS, Inc.	1,500	21,585
Finish Line, Inc. (The) Class A	11,000	206,910
Office Depot, Inc.	414,453	1,873,328
Stein Mart, Inc.	22,100	121,108
Tilly’s, Inc. (a)	13,500	178,065
West Marine, Inc. (a)	18,300	191,601

		5,006,320

Technology Hardware, Storage & Peripherals 0.5%
Super Micro Computer, Inc. (a)	64,000	1,795,200

Textiles, Apparel & Luxury Goods 0.2%
Culp, Inc.	2,723	101,159
Perry Ellis International, Inc. (a)	15,500	386,105

		487,264

Thrifts & Mortgage Finance 3.1%
Charter Financial Corp.	2,400	40,008
Dime Community Bancshares, Inc.	78,200	1,571,820
Essent Group, Ltd. (a)	68,600	2,220,582
Federal Agricultural Mortgage Corp. Class C	1,000	57,270
Flagstar Bancorp, Inc. (a)	67,500	1,818,450

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	15

Portfolio of Investments December 31, 2016 (continued)

	Shares	Value
Common Stocks (continued)
Thrifts & Mortgage Finance (continued)
HomeStreet, Inc. (a)	67,600	$2,136,160
Meta Financial Group, Inc.	22,000	2,263,800
NMI Holdings, Inc. (a)	2,700	28,755
SI Financial Group, Inc.	719	11,073
Territorial Bancorp, Inc.	5,400	177,336
United Community Financial Corp.	9,900	88,506
Walker & Dunlop, Inc. (a)	1,500	46,800

		10,460,560

Tobacco 0.0%‡
Alliance One International, Inc. (a)	5,300	101,760
Universal Corp.	700	44,625

		146,385

Trading Companies & Distributors 1.2%
MRC Global, Inc. (a)	111,316	2,255,262
Rush Enterprises, Inc. Class A (a)	14,400	459,360
Rush Enterprises, Inc. Class B (a)	2,800	86,436
Titan Machinery, Inc. (a)	2,263	32,972
Univar, Inc. (a)	39,000	1,106,430
Veritiv Corp. (a)	3,400	182,750

		4,123,210

Water Utilities 0.8%
Artesian Resources Corp. Class A	5,700	182,058
California Water Service Group	5,169	175,229
SJW Corp.	39,200	2,194,416

		2,551,703

Wireless Telecommunication Services 0.0%‡
Boingo Wireless, Inc. (a)	4,336	52,856

Total Common Stocks (Cost $300,906,639)		333,110,012

Exchange-Traded Funds 1.8% (b)
♦iShares Russell 2000 ETF	20,992	2,830,771
♦SPDR S&P Biotech ETF	55,108	3,261,843

Total Exchange-Traded Funds (Cost $6,135,104)		6,092,614

	Principal Amount	Value
Short-Term Investment 0.1%
Repurchase Agreement 0.1%
Fixed Income Clearing Corp. 0.03%, dated 12/30/16 due 1/3/17 Proceeds at Maturity $491,344 (Collateralized by a United States Treasury Note with a rate of 1.75% and a maturity date of 1/31/23, with a Principal Amount of $515,000 and a Market Value of $505,471)	$491,342	$491,342

Total Short-Term Investment (Cost $491,342)		491,342

Total Investments (Cost $307,533,085) (c)	100.1%	339,693,968
Other Assets, Less Liabilities	(0.1)	(425,675)
Net Assets	100.0%	$339,268,293

‡	Less than one-tenth of a percent.

(a)	Non-income producing security.

(b)	Exchange-Traded Fund—An investment vehicle that represents a basket of securities that is traded on an exchange.

(c)	As of December 31, 2016, cost is $309,922,279 for federal income tax purposes and net unrealized appreciation is as follows:

Gross unrealized appreciation	$34,656,565
Gross unrealized depreciation	(4,884,876)

Net unrealized appreciation	$29,771,689

The following abbreviations are used in the preceding pages:

ETF—Exchange-Traded Fund

SPDR—Standard & Poor’s Depositary Receipt

16	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016, for valuing the Portfolio’s assets.

Asset Valuation Inputs

Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Investments in Securities (a)
Common Stocks	$333,110,012	$—	$—	$333,110,012
Exchange-Traded Funds	6,092,614	—	—	6,092,614
Short-Term Investment
Repurchase Agreement	—	491,342	—	491,342

Total Investments in Securities	$339,202,626	$491,342	$—	$339,693,968

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.

The Portfolio recognizes transfers between the levels as of the beginning of the period.

For the period ended December 31, 2016, the Portfolio did not have any transfers among levels. (See Note 2)

As of December 31, 2016, the Portfolio did not hold any investments with significant unobservable inputs (Level 3). (See Note 2)

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	17

Statement of Assets and Liabilities as of December 31, 2016

Assets
Investment in securities, at value (identified cost $307,533,085)	$339,693,968
Receivables:
Investment securities sold	30,644,797
Dividends and interest	335,331
Fund shares sold	101,128

Total assets	370,775,224

Liabilities
Payables:
Investment securities purchased	30,980,116
Manager (See Note 3)	246,478
Fund shares redeemed	172,090
NYLIFE Distributors (See Note 3)	37,407
Professional fees	35,950
Shareholder communication	20,330
Custodian	13,620
Trustees	481
Accrued expenses	459

Total liabilities	31,506,931

Net assets	$339,268,293

Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.001 per share) unlimited number of shares authorized	$28,933
Additional paid-in capital	303,659,511

303,688,444
Distributions in excess of net investment income	(2,713)
Accumulated net realized gain (loss) on investments	3,421,679
Net unrealized appreciation (depreciation) on investments	32,160,883

Net assets	$339,268,293

Initial Class
Net assets applicable to outstanding shares	$164,253,069

Shares of beneficial interest outstanding	14,001,573

Net asset value per share outstanding	$11.73

Service Class
Net assets applicable to outstanding shares	$175,015,224

Shares of beneficial interest outstanding	14,931,123

Net asset value per share outstanding	$11.72

18	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Statement of Operations for the period May 2, 2016 (inception date) through December 31, 2016

Investment Income (Loss)
Income
Dividends (a)	$1,768,911
Interest	569

Total income	1,769,480

Expenses
Manager (See Note 3)	1,071,603
Distribution/Service—Service Class (See Note 3)	140,641
Shareholder communication	79,379
Professional fees	58,120
Custodian	41,475
Organization expense (See Note 2)	7,839
Trustees	2,874
Miscellaneous	3,867

Total expenses	1,405,798

Net investment income (loss)	363,682

Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) on investments	8,155,591
Net change in unrealized appreciation (depreciation) on investments	32,160,883

Net realized and unrealized gain (loss) on investments	40,316,474

Net increase (decrease) in net assets resulting from operations	$40,680,156

(a)	Dividends recorded net of foreign withholding taxes in the amount of $1,817.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	19

Statements of Changes in Net Assets

for the period May 2, 2016 (inception date) through December 31, 2016

2016
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$363,682
Net realized gain (loss) on investments	8,155,591
Net change in unrealized appreciation (depreciation) on investments	32,160,883

Net increase (decrease) in net assets resulting from operations	40,680,156

Dividends and distributions to shareholders:
From net investment income:
Initial Class	(260,882)
Service Class	(139,146)

(400,028)

From net realized gain on investments:
Initial Class	(2,267,736)
Service Class	(2,432,543)

(4,700,279)

Total dividends and distributions to shareholders	(5,100,307)

Capital share transactions:
Net proceeds from sale of shares	320,847,155
Net asset value of shares issued to shareholders in reinvestment of dividends and distributions	5,100,307
Cost of shares redeemed	(22,259,018)

Increase (decrease) in net assets derived from capital share transactions	303,688,444

Net increase (decrease) in net assets	339,268,293

Net Assets
Beginning of period	—

End of period	$339,268,293

Distributions in excess of net investment income at end of period	$(2,713)

20	MainStay VP Small Cap Core Portfolio	The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.

Financial Highlights selected per share data and ratios

Initial Class	May 2, 2016* through December 31, 2016
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.03
Net realized and unrealized gain (loss) on investments	1.88

Total from investment operations	1.91

Less dividends and distributions:
From net investment income	(0.02)
From net realized gain on investments	(0.16)

Total dividends and distributions	(0.18)

Net asset value at end of period	$11.73

Total investment return (b)	19.14%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.39%††
Net expenses	1.00%††
Portfolio turnover rate	180%
Net assets at end of period (in 000’s)	$164,253

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

Service Class	May 2, 2016* through December 31, 2016
Net asset value at beginning of period	$10.00

Net investment income (loss) (a)	0.01
Net realized and unrealized gain (loss) on investments	1.88

Total from investment operations	1.89

Less dividends and distributions:
From net investment income	(0.01)
From net realized gain on investments	(0.16)

Total dividends and distributions	(0.17)

Net asset value at end of period	$11.72

Total investment return (b)	18.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.16%††
Net expenses	1.25%††
Portfolio turnover rate	180%
Net assets at end of period (in 000’s)	$175,015

*	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total return does not reflect any deduction of sales charges, mortality and expense charges, contract charges or administrative charges. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.	21

Notes to Financial Statements

Note 1–Organization and Business

MainStay VP Funds Trust (the “Fund”) was organized as a Delaware statutory trust on February 1, 2011. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund is comprised of thirty-one separate series (collectively referred to as the “Portfolios”). These financial statements and notes relate to the MainStay VP Small Cap Core Portfolio (the “Portfolio”), a “diversified” portfolio, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.

Shares of the Portfolio are currently offered to New York Life Insurance and Annuity Corporation (“NYLIAC”), a wholly-owned subsidiary of New York Life Insurance Company (“New York Life”). NYLIAC allocates shares of the Portfolios to, among others, NYLIAC Variable Annuity Separate Accounts-I, II, III and IV, VUL Separate Account-I and CSVUL Separate Account-I (collectively, the “Separate Accounts”). The Separate Accounts are used to fund flexible premium deferred variable annuity contracts and variable life insurance policies. Shares of the Portfolio are also offered to the MainStay VP Conservative Allocation Portfolio, MainStay VP Moderate Allocation Portfolio, MainStay VP Moderate Growth Allocation Portfolio and MainStay VP Growth Allocation Portfolio, which operate as “funds-of-funds.”

The Portfolio currently offers two classes of shares. Initial Class and Service Class shares commenced operations on May 2, 2016. Shares of the Portfolio are offered and are redeemed at a price equal to their respective net asset value (“NAV”) per share. No sales or redemption charge is applicable to the purchase or redemption of the Portfolio’s shares. Under the terms of the Fund’s multiple class plan adopted pursuant to Rule 18f-3 of the 1940 Act, the classes differ in that, pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act, Service Class shares pay a combined distribution and service fee of 0.25% of average daily net assets to the Distributor (as defined below) of their shares.

The Portfolio’s investment objective is to seek long-term growth of capital.

Note 2–Significant Accounting Policies

The Portfolio is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The Portfolio prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.

(A)  Securities Valuation.   Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the “Exchange”) (usually 4:00 p.m. Eastern time) on each day the Portfolio is open for business (“valuation date”).

The Board of Trustees (the “Board”) of the Fund adopted procedures establishing methodologies for the valuation of the Portfolio’s securities and other assets and delegated the responsibility for valuation determinations under those procedures to the Valuation Committee of the Fund (the “Valuation Committee”). The Board authorized the Valuation Committee to appoint a Valuation Sub-Committee (the “Sub-Committee”) to deal in the first instance with establishing the prices of securities for which market quotations are not readily available or the prices of which are not otherwise readily determinable under these procedures. The Sub-Committee meets (in person, via electronic mail or via teleconference) on an as-needed basis. Subsequently, the Valuation Committee meets to ensure that actions taken by the Sub-Committee were appropriate. The procedures recognize that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Portfolio’s assets and liabilities) rests with New York Life Investment Management LLC (“New York Life Investments” or the “Manager”), aided to whatever extent necessary by the Subadvisor (as defined in Note 3(A)) to the Portfolio.

To assess the appropriateness of security valuations, the Manager, Subadvisor or the Portfolio’s third party service provider, who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities and the sale prices to the prior and current day prices and challenges prices with changes exceeding certain tolerance levels with third party pricing services or broker sources. For those securities valued through either a standardized fair valuation methodology or a fair valuation measurement, the Sub-Committee deals in the first instance with such valuation and the Valuation Committee reviews and affirms, if appropriate, the reasonableness of the valuation based on such methodologies and measurements on a regular basis after considering all relevant information that is reasonably available. Any action taken by the Sub-Committee with respect to the valuation of a portfolio security or other asset is submitted by the Valuation Committee to the Board for its review and ratification, if appropriate, at its next regularly scheduled meeting.

“Fair value” is defined as the price the Portfolio would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy which maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. “Inputs” refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for an identical asset or liability

•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)

22	MainStay VP Small Cap Core Portfolio

•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)

The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of December 31, 2016, the aggregate value by input level of the Portfolio’s assets and liabilities is included at the end of the Portfolio’s Portfolio of Investments.

The Portfolio may use third party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:

• Reported trades	• Broker/dealer quotes
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Monthly payment information

An asset or liability for which market values cannot be measured using the methodologies described above is valued by methods deemed reasonable in good faith by the Valuation Committee, following the procedures established by the Board, to represent fair value. Under these procedures, the Portfolio generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information. The Portfolio may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Portfolio’s valuation procedures may differ from valuations for the same security determined by other funds using their own valuation procedures. Although the Portfolio’s valuation procedures are designed to value a security at the price the Portfolio may reasonably expect to receive upon its sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Portfolio would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the period ended December 31, 2016, there were no material changes to the fair value methodologies.

Equity securities and shares of Exchange-Traded Funds (“ETFs”) are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.

Equity and non-equity securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been de-listed from a national exchange; (v) a security for which the market price is not readily available from a third party pricing source or, if so provided, does not, in the opinion of the Manager or Subadvisor reflect the security’s market value; (vi) a security subject to trading collars for which no or limited trading takes place; and (vii) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities for which market quotations or observable inputs are not readily available are generally categorized as Level 3 in the hierarchy. As of December 31, 2016, there were no securities held by the Portfolio that were valued in such a manner.

Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments which mature in 60 days or less at the time of purchase (“Short-Term Investments”) are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.

The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The valuation procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.

(B)  Income Taxes.  The Portfolio’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Portfolio within the allowable time limits. Therefore, no federal, state and local income tax provisions are required.

Management evaluates the Portfolio’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. Management has analyzed the Portfolio’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in the Portfolio’s financial statements. The Portfolio’s federal, state and local income and federal

23

Notes to Financial Statements (continued)

excise tax returns for the period for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

(C)  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The Portfolio intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. All dividends and distributions are reinvested in the same class of shares of the Portfolio, at NAV. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from GAAP.

(D)  Security Transactions and Investment Income.  The Portfolio records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments.

Investment income and realized and unrealized gains and losses on investments of the Portfolio are allocated to the separate classes of shares pro rata based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.

(E)  Expenses.  Expenses of the Fund are allocated to the individual Portfolios in proportion to the net assets of the respective Portfolios when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than fees incurred under the distribution and service plans, further discussed in Note 3(B) which are charged directly to the Service Class shares) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Portfolio, including those incurred with related parties to the Portfolio, are shown on the Statement of Operations. Additionally, the Portfolio may invest in shares of ETFs or mutual funds, which are subject to management fees and other fees that may increase their costs versus the costs of owning the underlying securities directly. These indirect expenses of ETFs or mutual funds are not included in the amounts shown as expenses on the Portfolio’s Statement of Operations or in the expense ratios included in the financial highlights.

(F)  Use of Estimates.  In preparing financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

(G)  Repurchase Agreements.  The Portfolio may enter into repurchase agreements to earn income. The Portfolio may enter into repurchase agreements only with financial institutions that are deemed by the Manager or Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or Subadvisor will continue to monitor the creditworthiness of the seller. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Portfolio to the seller secured by the securities transferred to the Portfolio.

When the Portfolio enters into repurchase agreements, the Portfolio’s custodian takes possession of the collateral pledged for investments in the repurchase agreement. The underlying collateral is valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the seller’s default on the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral may be subject to legal proceedings and possible realized loss to the Portfolio.

(H)  Organization Expense.  Costs were incurred by the Portfolio in connection with the commencement of the Portfolio’s operations. These costs are being expensed as incurred.

(I)  Securities Lending.  In order to realize additional income, the Portfolio may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). In the event the Portfolio does engage in securities lending, the Portfolio will lend through its custodian, State Street Bank and Trust Company (“State Street”). State Street will manage the Portfolio’s cash collateral in accordance with the lending agreement between the Portfolio and State Street, and indemnify the Portfolio against counterparty risk. The loans will be collateralized by cash or securities at least equal at all times to the market value of the securities loaned. Collateral will consist of U.S. government securities, cash equivalents or irrevocable letters of credit. The Portfolio may bear the risk of delay in recovery of, or loss of rights in, the securities loaned should the borrower of the securities experience financial difficulty. The Portfolio may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Portfolio bears the risk of any loss on investment of the collateral. The Portfolio will receive compensation for lending its securities in the form of fees or it will retain a portion of interest on the investment of any cash received as collateral. The Portfolio will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Portfolio. During the period ended December 31, 2016, the Portfolio did not have any portfolio securities on loan.

(J)  Indemnifications.  Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Portfolio enters into contracts with third-party service providers that contain a variety of representations and warranties and which may provide general indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. Based on experience, management is of the view that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Portfolio.

24	MainStay VP Small Cap Core Portfolio

Note 3–Fees and Related Party Transactions

(A)  Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Portfolio’s Manager pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services, and keeps most of the financial and accounting records required to be maintained by the Portfolio. Except for the portion of salaries and expenses that are the responsibility of the Portfolio, the Manager pays the salaries and expenses of all personnel affiliated with the Portfolio and the operational expenses of the Portfolio. The Portfolio reimburses New York Life Investments in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to the Portfolio. Pursuant to the terms of a Subadvisory Agreement between New York Life Investments Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as Subadvisor to the Portfolio. New York Life Investments pays for the services of the Subadvisor.

The Fund, on behalf of the Portfolio, pays New York Life Investments in its capacity as the Portfolio’s investment manager and administrator, pursuant to the Management Agreement, a monthly fee for the services performed and the facilities furnished at an annual percentage of the average daily net assets as follows: 0.85% up to $1 billion; and 0.80% in excess of $1 billion. During the period ended December 31, 2016, the effective management fee rate was 0.85%.

During the period ended December 31, 2016, New York Life Investments earned fees in the amount of $1,071,603.

State Street provides sub-administration and sub-accounting services to the Portfolio pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Portfolio, maintaining the general ledger and sub-ledger accounts for the calculation of the Portfolio’s respective NAVs, and assisting New York Life Investments in conducting various aspects of the Portfolio’s administrative operations. For providing these services to the Portfolio, State Street is compensated by New York Life Investments.

(B)  Distribution and Service Fees.  The Fund, on behalf of the Portfolio, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an indirect, wholly-owned subsidiary of New York Life. The Portfolio has adopted a distribution plan (the “Plan”) in accordance with the provisions of Rule 12b-1 under the 1940 Act. Under the Plan, the Distributor has agreed to provide, through its affiliates or independent third parties, various distribution-related, shareholder and administrative support services to the Service Class shareholders. For its services, the Distributor is entitled to a combined distribution and service fee accrued daily and paid monthly at an annual rate of 0.25% of the average daily net assets attributable to the Service Class shares of the Portfolio.

Note 4–Federal Income Tax

As of December 31, 2016, the components of accumulated gain (loss) on a tax basis were as follows:

Ordinary Income	Accumulated Capital and Other Gain (Loss)	Other Temporary Differences	Unrealized Appreciation (Depreciation)	Total Accumulated Gain (Loss)
$5,766,151	$44,722	$(2,713)	$29,771,689	$35,579,849

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is primarily due to wash sale adjustments.

The other temporary differences are primarily due to the amortization of organizational expenses.

The following table discloses the current year reclassifications between accumulated undistributed net investment income (loss), accumulated net realized gain (loss) on investments and additional paid-in capital, arising from permanent differences; net assets as of December 31, 2016 were not affected.

Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss) on Investments	Additional Paid-In Capital
$33,633	$(33,633)	$—

The reclassifications for the Portfolio are primarily due to distribution redesignations.

During the period ended December 31, 2016, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:

2016
Tax-Based Distributions from Ordinary Income	Tax-Based Distributions from Long-Term Gains
$5,100,307	$—

Note 5–Custodian

State Street is the custodian of cash and securities held by the Portfolio. Custodial fees are charged to the Portfolio based on the Portfolio’s net assets and/or the market value of securities held by the Portfolio and the number of certain transactions incurred by the Portfolio.

Note 6–Line of Credit

The Portfolio and certain other funds managed by New York Life Investments, maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

Effective August 2, 2016, under an amended and restated credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted aggregate amount of $100,000,000. The commitment fee is an annual rate of

25

Notes to Financial Statements (continued)

0.15% of the average commitment amount payable quarterly, regardless of usage, to Bank of New York Mellon, who serves as the agent to the syndicate. The commitment fee is allocated among the Portfolio and certain affiliated funds based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Advances Rate or the one month London InterBank Offered Rate, whichever is higher. The Credit Agreement expires on August 1, 2017, although the Portfolio, certain affiliated funds and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms. Prior to August 2, 2016, the aggregate commitment amount was $600,000,000 with an additional uncommitted amount of $100,000,000 and the commitment fee was at an annual rate of 0.10% of the average commitment amount. During the period ended December 31, 2016, there were no borrowings made or outstanding with respect to the Portfolio under the Credit Agreement.

Note 7–Interfund Lending Program

Pursuant to an exemptive order issued by the SEC, the Portfolio, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. This program provides an alternative credit facility that permits the Portfolio and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the period ended December 31, 2016, there were no interfund loans made or outstanding with respect to the Portfolio.

Note 8–Purchases and Sales of Securities (in 000’s)

During the period ended December 31, 2016, purchases and sales of securities, other than short-term securities, were $690,019 and $390,972, respectively:

Note 9–Capital Share Transactions

Transactions in capital shares for the period ended December 31, 2016, were as follows:

Initial Class	Shares	Amount
Period ended December 31, 2016 (a):
Shares sold	14,457,082	$149,616,611
Shares issued to shareholders in reinvestment of dividends and distributions	214,227	2,528,618
Shares redeemed	(669,736)	(7,707,448)

Net increase (decrease)	14,001,573	$144,437,781

Service Class	Shares	Amount
Period ended December 31, 2016 (a):
Shares sold	16,019,074	$171,230,544
Shares issued to shareholders in reinvestment of dividends and distributions	218,049	2,571,689
Shares redeemed	(1,306,000)	(14,551,570)

Net increase (decrease)	14,931,123	$159,250,663

(a) Inception date was May 2, 2016.

Note 10–Recent Accounting Pronouncement

In October 2016, the SEC adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Portfolio’s financial statements and related disclosures.

Note 11–Subsequent Events

In connection with the preparation of the financial statements of the Portfolio as of and for the period ended December 31, 2016, events and transactions subsequent to December 31, 2016, through the date the financial statements were issued have been evaluated by the Portfolio’s management for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

26	MainStay VP Small Cap Core Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of MainStay VP Funds Trust and Shareholders of

MainStay VP Small Cap Core Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of MainStay VP Small Cap Core Portfolio (one of the series comprising Mainstay VP Funds Trust, hereafter referred to as the “Portfolio”) as of December 31, 2016, and the results of its operations, the changes in its net assets and the financial highlights for the period May 2, 2016 (commencement of operations) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 22, 2017

27

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited)

Section 15 of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees initially approve and, following an initial term of up to two years, annually review and approve the fund’s investment advisory agreement(s). At its December 12-14, 2016 meeting, the Board of Trustees (the “Board”) of MainStay VP Funds Trust (the “Trust”) unanimously approved the Management Agreement with respect to the MainStay VP Small Cap Core Portfolio (“Portfolio”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Cornerstone Capital Management Holdings LLC (“Cornerstone Holdings”) with respect to the Portfolio.

In reaching its decision to approve the Agreements, the Board considered information furnished by New York Life Investments and Cornerstone Holdings in connection with a contract review process that took place at various meetings of the Board and its Contracts Committee between September 2016 and December 2016, as well as other relevant information furnished to the Board throughout the year. Information requested by and furnished to the Board in connection with the contract review process included, among other items, reports on the Portfolio and “peer funds” prepared by Strategic Insight Mutual Fund Research and Consulting, LLC (“Strategic Insight”), an independent third-party service provider engaged by the Board to report objectively on the Portfolio’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to any other investment advisory clients of New York Life Investments and Cornerstone Holdings (including institutional separate accounts) that follow investment strategies similar to the Portfolio, and the rationale for any differences in the Portfolio’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board requested and received information on the profitability of the Portfolio to New York Life Investments and its affiliates, including Cornerstone Holdings as subadvisor to the Portfolio, and responses from New York Life Investments and Cornerstone Holdings to a series of questions encompassing a variety of topics prepared on behalf of the Board by independent legal counsel to the Board and its Trustees who are not “interested persons” (as such term is defined under the 1940 Act) of the Portfolio (the “Independent Trustees”). Information provided to the Board in advance of and during meetings throughout the year included, among other items, information regarding the legal standards applicable to their consideration of the Agreements and detailed investment performance reports on the Portfolio prepared by the Investment Consulting Group at New York Life Investments. The structure and format for this regular reporting were developed in consultation with the Board. The Board also received from New York Life Investments throughout the year, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, and sales and marketing activity. At various meetings, the Independent Trustees also met in executive session with their independent legal counsel, and met with senior management of New York Life Investments without other representatives of New York Life Investments present.

Throughout the year and specifically in connection with its June meeting each year, the Board also received an overview of the Portfolio’s distribution arrangements. In addition, the Board received information regarding the Portfolio’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 distribution and service fees by the Portfolio. New York Life Investments also provided the Board with information regarding payments made to New York Life Insurance and Annuity Corporation and/or its affiliates that promote the sale, distribution and/or servicing of Portfolio shares.

In considering the Agreements, the Trustees comprehensively reviewed and evaluated all of the information and factors they believed to be relevant and appropriate in light of legal advice furnished to them by independent legal counsel and through the exercise of their own business judgment. The broad factors considered by the Board are described in greater detail below and included, among other items: (i) the nature, extent and quality of the services provided to the Portfolio by New York Life Investments and Cornerstone Holdings; (ii) the investment performance of the Portfolio, New York Life Investments and Cornerstone Holdings; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Cornerstone Holdings from their relationships with the Portfolio; (iv) the extent to which economies of scale have been realized or may be realized if the Portfolio grows and the extent to which economies of scale have benefited or may benefit Portfolio shareholders; and (v) the reasonableness of the Portfolio’s management and subadvisory fees and overall total ordinary operating expenses, particularly as compared to any similar funds and accounts managed by New York Life Investments and Cornerstone Holdings. Although the Board recognized that the comparisons between the Portfolio’s fees and expenses and those of identified peer funds are imprecise, given different terms of agreements and variations in fund strategies, the Board also considered the reasonableness of the Portfolio’s management fee and overall total ordinary operating expenses as compared to the peer funds identified by Strategic Insight.

While individual Trustees may have weighed certain factors or information differently, the Board’s decision to approve the Agreements was based on a consideration of the information provided to the Trustees throughout the year, as well as information furnished specifically in connection with the contract review process. Throughout the year, the Trustees are also afforded an opportunity to ask questions of and request additional information or materials from New York Life Investments and Cornerstone Holdings. The Board’s conclusions with respect to the Agreements may have been based, in part, on the Board’s knowledge of New York Life Investments and Cornerstone Holdings resulting from, among other things, the Board’s consideration of the MainStay Group of Funds’ advisory agreements in prior years. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to variable life insurance policyholders and variable annuity contract owners that invest in the Portfolio, and that these policyholders and contract owners, having had the opportunity to consider other investment options, have chosen to invest in the Portfolio. A more detailed discussion of the factors that figured prominently in the Board’s decisions is summarized in more detail below.

Nature, Extent and Quality of Services to Be Provided by New York Life Investments and Cornerstone Holdings

The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Portfolio. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Portfolio, noting that New York Life

28	MainStay VP Small Cap Core Portfolio

Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience with overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative services to the Portfolio, as well as New York Life Investments’ reputation and financial condition. The Board observed that New York Life Investments devotes significant resources and time to providing advisory and non-advisory services to the Portfolio, including its extensive oversight of Cornerstone Holdings. The Board also considered the full range of services that New York Life Investments supplies to the Portfolio under the terms of the Management Agreement, including: (i) fund accounting and on-going oversight services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment oversight and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Portfolio’s Chief Compliance Officer as well as New York Life Investments’ Compliance Department, including oversight and implementation of the Portfolio’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management and portfolio trading oversight and analysis by compliance and investment personnel. Additional information about the non-advisory services provided by New York Life Investments is set forth in the Portfolio’s Management Agreement. The Board also considered New York Life Investments’ willingness to invest in personnel, infrastructure, technology, operational enhancements, cyber security, information security and shareholder privacy resources that benefit the Portfolio, and noted that New York Life Investments is responsible for compensating the Portfolio’s officers.

The Board also examined the nature, extent and quality of the investment advisory services that Cornerstone Holdings provides to the Portfolio. The Board evaluated Cornerstone Holdings’ experience in serving as subadvisor to the Portfolio and managing other portfolios. It examined Cornerstone Holdings’ track record and experience in providing investment advisory services, the experience of investment advisory, senior management and administrative personnel at Cornerstone Holdings, and Cornerstone Holdings’ overall legal and compliance environment. The Board further considered New York Life Investments’ policies, procedures and systems to reasonably assure compliance with applicable laws and regulations. In addition, the Board considered the policies and procedures in place with respect to matters that may involve conflicts of interest between the Portfolio’s investments and those of other accounts managed by Cornerstone Holdings. The Board also reviewed Cornerstone Holdings’ willingness to invest in personnel that benefit the Portfolio. In this regard, the Board considered the experience of the Portfolio’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating portfolio managers.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio should continue to benefit from the nature, extent and quality of these services as a result of New York Life Investments’ and Cornerstone Holdings’ experience, personnel, operations and resources.

Investment Performance

In evaluating the Portfolio’s investment performance, the Board considered investment performance results in light of the Portfolio’s investment objective, strategies and risks, as disclosed in the Portfolio’s prospectus. The Board particularly considered detailed investment reports on the Portfolio’s performance provided to the Board throughout the year by the Investment Consulting Group of New York Life Investments. These reports include, among other items, information on the Portfolio’s gross and net returns, the Portfolio’s investment performance relative to relevant investment categories and Portfolio benchmarks, the Portfolio’s risk-adjusted investment performance and the Portfolio’s investment performance as compared to peer funds, as appropriate, and in light of market conditions. The Board also considered information provided by Strategic Insight showing the investment performance of the Portfolio as compared to peer funds.

In evaluating the performance of the Portfolio, the Board considered that the Portfolio had not been in operation for a sufficient time period to establish a meaningful investment performance track record. The Board also gave weight to its ongoing discussions with senior management at New York Life Investments concerning the Portfolio’s investment performance, as well as discussions between the Portfolio’s portfolio managers and the Board’s Investment Committee that occur regularly, generally on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Cornerstone Holdings had taken, or had agreed with the Board to take, to enhance Portfolio investment performance, and the results of those actions.

Based on these considerations, the Board concluded, within the context of its overall determinations regarding the Agreements, that the long-term investment performance of the Portfolio, along with ongoing efforts by New York Life Investments and Cornerstone Holdings to enhance investment returns, supported a determination to approve the Agreements. The Portfolio discloses more information about investment performance in the Portfolio Management Discussion and Analysis, Investment and Performance Comparison and Financial Highlights sections of this Annual Report and in the Portfolio’s prospectus.

Costs of the Services Provided, and Profits Realized, by New York Life Investments and Cornerstone Holdings

The Board considered the costs of the services provided by New York Life Investments and Cornerstone Holdings under the Agreements and the profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio. Because Cornerstone Holdings is an affiliate of New York Life Investments whose subadvisory fees are paid directly by New York Life Investments, the Board considered cost and profitability information for New York Life Investments and Cornerstone Holdings in the aggregate.

In evaluating the costs of the services provided by New York Life Investments and Cornerstone Holdings and profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, the Board considered, among other factors, each party’s investments in personnel, systems, equipment and other resources necessary to manage the Portfolio, and that New York Life Investments is responsible for paying the subadvisory fees for the Portfolio. The Board acknowledged that New York Life Investments and Cornerstone Holdings must be in a

29

Board Consideration and Approval of Management Agreement and

Subadvisory Agreements (Unaudited) (continued)

position to pay and retain experienced professional personnel to provide services to the Portfolio and that the ability to maintain a strong financial position is important in order for New York Life Investments and Cornerstone Holdings to continue to provide high-quality services to the Portfolio. The Board also recognized that the Portfolio benefits from the allocation of certain fixed costs across the MainStay Group of Funds, among other benefits resulting from its relationship with New York Life Investments. In addition, the Board requested and received information regarding the profitability to New York Life Investments of managing the Portfolio as compared with managing retail MainStay Funds (“Retail Funds”).

In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability, since such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds, and the manager’s capital structure and costs of capital. In connection with the annual fund profitability analysis that New York Life Investments presents to the Board, the Board in 2014 engaged Bobroff Consulting, Inc., an independent third-party consultant, to review the methods used to allocate costs to the MainStay Funds, and among individual Portfolios. As part of this engagement, the consultant analyzed: (i) the various New York Life Investments’ business units and affiliated Subadvisers that provide services to the MainStay Funds; (ii) how costs are allocated to the Portfolio and other funds managed by New York Life Investments, and to other lines of businesses; and (iii) how New York Life Investments’ cost allocation methods and profitability reports compare to industry practices. The Board noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the funds in the MainStay Group of Funds, including the Portfolio, are reasonable, consistent with industry practice and likely to produce reasonable profitability estimates. Although the Board recognized the difficulty in evaluating a manager’s profitability with respect to the Portfolio, and noting that other profitability methodologies may also be reasonable, the Board concluded that the profitability methodology presented by New York Life Investments to the Board was reasonable in all material respects.

In considering the costs and profitability of the Portfolio, the Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates due to their relationships with the Portfolio. The Board recognized, for example, the benefits to Cornerstone Holdings from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Cornerstone Holdings in exchange for commissions paid by the Portfolio with respect to trades on the Portfolio’s portfolio securities.

The Board particularly noted that the Portfolios were designed to serve as investment options under variable contracts issued by affiliates of New York Life Investments that would receive fees under those contracts. The Board further considered that, in addition to fees earned by New York Life Investments for managing the Portfolio, New York Life Investments’ affiliates also earn revenues from serving the Portfolio in various other capacities, including as the Portfolio’s distributor. The Board observed that information about these other revenues, and their impact on the profitability of the Portfolio to New York Life Investments and its affiliates, was furnished to the Board as part of the 15(c) process. The Board noted that, although it assessed the overall profitability of the Portfolio to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fees to be paid to New York Life Investments and its affiliates under the Agreements, the Board considered the profitability of New York Life Investments’ relationship with the Portfolio on a pre-tax basis, and without regard to distribution expenses incurred by New York Life Investments from its own resources.

After evaluating the information presented to the Board, the Board concluded, within the context of its overall determinations regarding the Agreements, that any profits realized by New York Life Investments and its affiliates, including Cornerstone Holdings, due to their relationships with the Portfolio supported the Board’s decision to approve the Agreements.

Extent to Which Economies of Scale May Be Realized as the Portfolio Grows

The Board considered whether the Portfolio’s expense structure permits economies of scale to be shared with investors. The Board also considered a report from New York Life Investments, prepared at the request of the Board, that addressed economies of scale in the mutual fund business generally, the changing economics of the mutual fund business and the various ways in which the benefits of economies of scale may be shared with the Portfolio and the other funds in the MainStay Group of Funds. While recognizing the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Portfolio in a number of ways, including, for example, through the imposition of management fee breakpoints, initially setting relatively low management fees or making additional investments to enhance shareholder services. The Board reviewed information from New York Life Investments showing how the Portfolio’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from Strategic Insight showing how the Portfolio’s management fee schedule hypothetically would compare with fees paid for similar services by peer funds at varying asset levels. Additionally, the Board considered New York Life Investments’ assessment of the extent economies of scale existed for Portfolio that had experienced significant increases of assets during the year.

Based on this information, the Board concluded, within the context of its overall determinations regarding the Agreements, that the Portfolio’s expense structure appropriately reflects economies of scale for the benefit of Portfolio investors. The Board noted, however, that it would continue to evaluate the reasonableness of the Portfolio’s expense structure as the Portfolio grows over time.

Management and Subadvisory Fees and Total Ordinary Operating Expenses

The Board evaluated the reasonableness of the fees to be paid under the Agreements and the Portfolio’s expected total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Portfolio to New York Life Investments, because the fees paid to Cornerstone Holdings are paid by New York Life Investments, not the Portfolio.

30	MainStay VP Small Cap Core Portfolio

In assessing the reasonableness of the Portfolio’s fees and expenses, the Board primarily considered comparative data provided by Strategic Insight on the fees and expenses charged by similar mutual funds managed by other investment advisers. In addition, the Board considered information provided by New York Life Investments and Cornerstone Holdings on fees charged to other investment advisory clients, including institutional separate accounts and other funds that follow similar investment strategies as the Portfolio. The Board also took into account explanations provided by New York Life Investments about the different scope of services provided to registered investment companies as compared with other investment advisory clients. Additionally, the Board considered the impact of any contractual breakpoints, voluntary waivers and expense limitation arrangements on each Portfolio’s net management fee and expenses. The Board also evaluated differences in the contractual management fee schedules of the Portfolio and Retail Funds with similar investment objectives, investment strategies and portfolio management processes, taking into account New York Life Investments’ rationale for any differences in fee schedules.

After considering all of the factors outlined above, the Board concluded that the Portfolio’s management and subadvisory fees and total ordinary operating expenses were within a range that is competitive and, within the context of the Board’s overall conclusions regarding the Agreements, support a conclusion that these fees and expenses are reasonable.

Conclusion

On the basis of the information and factors summarized above and the evaluation thereof, the Board as a whole, including the Independent Trustees who are not parties to the Agreements or “interested persons” of any such party voting separately, unanimously voted to approve the Agreements.

31

Proxy Voting Policies and Procedures and Proxy Voting Record

A description of the policies and procedures that New York Life Investments uses to vote proxies related to the Portfolio’s securities is available without charge, upon request, (i) by calling 800-598-2019 or (ii) by visiting the SEC’s website at www.sec.gov.

The Portfolio is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. The Portfolio’s most recent Form N-PX or proxy voting record is available free of charge upon request (i) by calling 800-598-2019 or; (ii) by visiting the SEC’s website at www.sec.gov.

Shareholder Reports and Quarterly Portfolio Disclosure

The Portfolio is required to file its complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Form N-Q. The Portfolio’s Form N-Q is available without charge on the SEC’s website at www.sec.gov or by calling MainStay Investments at 800-598-2019. You also can obtain and review copies of Form N-Q by visiting the SEC’s Public Reference Room in Washington, DC (information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330).

32	MainStay VP Small Cap Core Portfolio

Board of Trustees and Officers (Unaudited)

The Trustees and officers of the Portfolios are listed below. The Board oversees the MainStay Group of Funds (MainStay Funds Trust and The MainStay Funds), MainStay VP Funds Trust, MainStay DefinedTerm Municipal Opportunities Fund, the Manager and the Subadvisors, and elects the officers of the Portfolios who are responsible for the day-to-day operations of the Portfolios. Information pertaining to the Trustees and officers is set forth below. Each Trustee serves until his or her successor is elected and qualified or until his or her resignation, death or removal. Under the Retirement Policy, a Trustee must tender his or her resignation by the end of the calendar year during which he or she reaches the age of 75 (although the Board of Trustees may make exceptions from time to time). Officers serve a term of one year and are elected annually by the Board of Trustees. The business address of each Trustee and officer listed below is 51 Madison Avenue, New York, New York 10010. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act and rules “adopted” by the SEC thereunder) of the Portfolio (“Independent Trustees”).

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Interested Trustee	Christopher O. Blunt* 5/13/62	MainStay VP Funds Trust: Trustee since 2016	Executive Vice President (since 2009), President, Investments Group (since 2015), Member of the Executive Management Committee (since 2007), Co-President, Insurance and Agency Group (2012 to 2015), President, Insurance Group (2012 to 2014), Executive Vice President, Retirement Income Security (2008 to 2012), New York Life Insurance Company.	83	The MainStay Funds: Trustee since 2016 (12 funds); MainStay Funds Trust: Trustee since 2016 (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016.
*	This Trustee is considered to be an “interested person” of the MainStay Group of Funds within the meaning of the 1940 Act because of his affiliation with New York Life Insurance Company, New York Life Investment Management LLC, Cornerstone Capital Management Holdings LLC, MacKay Shields LLC, Institutional Capital LLC, NYL Investors LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail above in the column entitled “Principal Occupation(s) During Past Five Years.” Mr. Blunt has resigned from the Board, effective December 31, 2016. Effective on that date, the Board has appointed Yie-Hsin Hung to become an interested trustee.

33

Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	David H. Chow 12/29/57	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Founder and CEO, DanCourt Management, LLC (since 1999)	83	The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds); MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds) MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);
				Market Vectors Group of Exchange-Traded Funds: Independent Chairman of the Board of Trustees since 2008 and Trustee since 2006 (55 portfolios); and Berea College of Kentucky: Trustee since 2009.
Susan B. Kerley***** 8/12/51	MainStay VP Funds Trust: Trustee since 2007**;	President, Strategic Management Advisors LLC (since 1990)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 1990*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011; and
Legg Mason Partners Funds: Trustee since 1991 (53 portfolios).

Alan R. Latshaw 3/27/51	MainStay VP Funds Trust: Trustee and Audit Committee Financial Expert since 2007**;	Retired; Partner, Ernst & Young LLP (2002 to 2003); Partner, Arthur Andersen LLP (1989 to 2002); Consultant to the MainStay Funds Audit and Compliance Committee (2004 to 2006)	83

The MainStay Funds: Trustee and Audit Committee Financial Expert since 2006 2007 (12 funds);

MainStay Funds Trust: Trustee and Audit Committee Financial Expert since 2007*** (39 funds)
MainStay DefinedTerm Municipal Opportunities Fund: Trustee and Audit Committee Financial Expert since 2011; State Farm Associates Funds Trusts: Trustee since 2005 (4 portfolios);
State Farm Mutual Fund Trust: Trustee since 2005 (15 portfolios); and
State Farm Variable Product Trust: Trustee since 2005 (9 portfolios).

Peter Meenan***** 12/5/41	MainStay VP Funds Trust: Chairman since 2013 and Trustee since 2007**	Retired; Independent Consultant (2004 to 2013); President and Chief Executive Officer, Babson—United, Inc. (financial services firm) (2000 to 2004); Independent Consultant (1999 to 2000); Head of Global Funds, Citicorp (1995 to 1999)	83

The MainStay Funds: Chairman since 2013 and Trustee since 2007 (12 funds);

MainStay Funds Trust: Chairman since 2013 and Trustee since 2002.*** (39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Chairman since 2013 and Trustee since 2011.

Richard H. Nolan, Jr. 11/16/46	MainStay VP Funds Trust: Trustee since 2006**;	Managing Director, ICC Capital Management (since 2004); President—Shields/ Alliance, Alliance Capital Management (1994 to 2004)	83	The MainStay Funds: Trustee since 2007 (12 funds); MainStay Funds Trust: Trustee since 2007.***(39 funds) and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
Jacques P. Perold 5/12/58	MainStay VP Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015)	Retired; President, Fidelity Management & Research Company (2009 to 2014); Founder, President and Chief Executive Officer, Geode Capital Management, LCC (2001 to 2009)	83

The MainStay Funds: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (12 funds);

MainStay Funds Trust: Trustee since 2016, Advisory Board Member (June 2015 to December 2015) (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2016, Advisory Board Member (June 2015 to December 2015);

Allstate Corporation: Director since 2015; and
Boston University: Trustee since 2014.

34	MainStay VP Small Cap Core Portfolio

	Name and Date of Birth	Term of Office, Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Board Member	Other Directorships Held by Board Member
Non-Interested Trustee	Richard S. Trutanic 2/13/52	MainStay VP Funds Trust: Trustee since 2007**	Chairman and Chief Executive Officer, Somerset & Company (financial advisory firm) (since 2004); Managing Director, The Carlyle Group (private investment firm) (2002 to 2004); Senior Managing Director, Partner and Board Member, Groupe Arnault S.A. (private investment firm) (1999 to 2002)	83	The MainStay Funds: Trustee since 1994 (12 funds); MainStay Funds Trust: Trustee since 2007.*** (39 funds); and MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011.
	John A. Weisser**** 10/22/41	MainStay VP Funds Trust: Trustee since 1997**	Retired; Managing Director of Salomon Brothers, Inc. (1971 to 1995)	83

The MainStay Funds: Trustee since 2007 (12 funds);

MainStay Funds Trust: Trustee since 2007.*** (39 funds);

MainStay DefinedTerm Municipal Opportunities Fund: Trustee since 2011;

Direxion Insurance Trust: Trustee since 2007 (1 portfolio);
Direxion Funds: Trustee since 2007 (18 portfolios); and

Direxion Shares ETF Trust: Trustee since 2008 (52 portfolios).

**	Includes prior service as a Director of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.
***	Includes prior service as a Director/Trustee of certain predecessor entities to MainStay Funds Trust.
****	Pursuant to the Retirement Policy, Mr. Weisser has retired from the Board of Trustees effective December 31, 2016.
*****	Effective January 1, 2017, the Board has appointed Susan B. Kerley as Chairman.

35

	Name and Date of Birth	Position(s) Held and Length of Service	Principal Occupation(s) During Past Five Years
Officers (Who Are Not Board Members)*	Stephen P. Fisher 2/22/59	President, MainStay VP Funds Trust (since 2007)**	Chairman and Chief Executive Officer (since 2014), President and Chief Operating Officer (2008 to 2013), NYLIFE Distributors LLC; Chairman of the Board, NYLIM Service Company LLC (since 2008); President (since May 2015), Co-President (2014 to 2015) and Senior Managing Director (since 2005), New York Life Investment Management LLC; President, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007)
	Jack R. Benintende 5/12/64	Treasurer and Principal Financial and Accounting Officer, MainStay VP Funds Trust (since 2007)**	Managing Director, New York Life Investment Management LLC (since 2007); Treasurer and Principal Financial and Accounting Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2007); and Assistant Treasurer, New York Life Investment Management Holdings LLC (2008 to 2012)
	Kevin M. Bopp 2/24/69	Vice President and Chief Compliance Officer, MainStay VP Funds Trust (since 2014)	Chief Compliance Officer (since January 2016), Director and Associate General Counsel (2011 to 2014) and Vice President and Assistant General Counsel (2010 to 2011), New York Life Investment Management LLC; Vice President and Chief Compliance Officer, MainStay Funds Trust, The MainStay Funds and MainStay DefinedTerm Municipal Opportunities Fund (since 2014); Assistant Secretary, The MainStay Funds, MainStay Funds Trust and MainStay VP Funds Trust (2010 to 2014)**, MainStay DefinedTerm Municipal Opportunities Fund (2011 to 2014)
	J. Kevin Gao 10/13/67	Secretary and Chief Legal Officer, MainStay VP Funds Trust (since 2010)**	Managing Director and Associate General Counsel, New York Life Investment Management LLC (since 2010); Secretary and Chief Legal Officer, MainStay DefinedTerm Municipal Opportunities Fund (since 2011) and The MainStay Funds and MainStay Funds Trust (since 2010)
	Scott T. Harrington 2/8/59	Vice President— Administration, MainStay VP Funds Trust (since 2005)**	Director, New York Life Investment Management LLC (including predecessor advisory organizations) (since 2000); Member of the Board of Directors, New York Life Trust Company (since 2009); Vice President—Administration, MainStay DefinedTerm Municipal Opportunities Fund (since 2011), MainStay Funds Trust (since 2009) and The MainStay Funds (since 2005)
*	The Officers listed above are considered to be “interested persons” of the MainStay Group of Funds within the meaning of the 1940 Act because of their affiliation with the MainStay Group of Funds, New York Life Insurance Company and/or its affiliates, including New York Life Investment Management LLC, NYLIM Service Company LLC, NYLIFE Securities LLC and/or NYLIFE Distributors LLC, as described in detail in the column captioned “Principal Occupation(s) During Past Five Years.” Officers are elected annually by the Board to serve a one year term.
**	Includes prior service as an Officer of MainStay VP Series Fund, Inc., the predecessor to MainStay VP Funds Trust.

36	MainStay VP Small Cap Core Portfolio

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MainStay VP Portfolios

MainStay VP offers a wide range of Portfolios. The full array of MainStay VP offerings is listed here, with information about the manager, subadvisors, legal counsel, and independent registered public accounting firm.

Equity Portfolios

MainStay VP Common Stock Portfolio

MainStay VP Cornerstone Growth Portfolio

MainStay VP Eagle Small Cap Growth Portfolio

MainStay VP Emerging Markets Equity Portfolio

MainStay VP Epoch U.S. Small Cap Portfolio

MainStay VP ICAP Select Equity Portfolio†

MainStay VP International Equity Portfolio

MainStay VP Large Cap Growth Portfolio

MainStay VP MFS® Utilities Portfolio

MainStay VP Mid Cap Core Portfolio

MainStay VP S&P 500 Index Portfolio

MainStay VP Small Cap Core Portfolio

MainStay VP T. Rowe Price Equity Income Portfolio

MainStay VP VanEck Global Hard Assets Portfolio

Mixed Asset Portfolios

MainStay VP Balanced Portfolio

MainStay VP Convertible Portfolio

MainStay VP Cushing Renaissance Advantage Portfolio

MainStay VP Income Builder Portfolio

MainStay VP Janus Balanced Portfolio

Income Portfolios

MainStay VP Bond Portfolio

MainStay VP Floating Rate Portfolio

MainStay VP Government Portfolio

MainStay VP High Yield Corporate Bond Portfolio

MainStay VP PIMCO Real Return Portfolio

MainStay VP Unconstrained Bond Portfolio

Money Market

MainStay VP U.S. Government Money Market Portfolio

Alternative

MainStay VP Absolute Return Multi-Strategy Portfolio

Asset Allocation Portfolios

MainStay VP Conservative Allocation Portfolio

MainStay VP Growth Allocation Portfolio

MainStay VP Moderate Allocation Portfolio

MainStay VP Moderate Growth Allocation Portfolio

†	Effective on or about March 13, 2017 the Portfolio will be renamed MainStay VP Epoch U.S. Equity Yield Portfolio

Manager

New York Life Investment Management LLC

New York, New York

Subadvisors

Candriam Belgium*

Brussels, Belgium

Candriam France S.A.S.*

Paris, France

Cornerstone Capital Management Holdings LLC*

New York, New York

Cushing Asset Management, LP

Dallas, Texas

Eagle Asset Management, Inc.

St Petersburg, Florida

Epoch Investment Partners, Inc.

New York, New York

Institutional Capital LLC*

Chicago, Illinois

Janus Capital Management LLC

Denver, Colorado

MacKay Shields LLC*

New York, New York

Massachusetts Financial Services Company

Boston, Massachusetts

NYL Investors LLC*

New York, New York

Pacific Investment Management Company LLC

Newport Beach, California

T. Rowe Price Associates, Inc.

Baltimore, Maryland

Van Eck Associates Corporation

New York, New York

Winslow Capital Management, LLC

Minneapolis, Minnesota

Distributor

NYLIFE Distributors LLC*

Jersey City, New Jersey

Custodian

State Street Bank and Trust Company

Boston, Massachusetts

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

New York, New York

Legal Counsel

Dechert LLP

Washington, District of Columbia

Some Portfolios may not be available in all products.

* An affiliate of New York Life Investment Management LLC

Not part of the Annual Report

2016 Annual Report

This report is for the general information of New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products policyowners. It must be preceded or accompanied by the appropriate product(s) and funds prospectuses if it is given to anyone who is not an owner of a New York Life variable annuity policy or a NYLIAC Variable Universal Life Insurance Product. This report does not offer for sale or solicit orders to purchase securities.

The performance data quoted in this report represents past performance. Past performance is no guarantee of future results. Due to market volatility and other factors, current performance may be lower or higher than the figures shown. The most recent month-end performance summary for your variable annuity or variable life policy is available by calling 800-598-2019 and is updated periodically on www.newyorklife.com.

The New York Life Variable Annuities and NYLIAC Variable Universal Life Insurance Products are issued by New York Life Insurance and Annuity Corporation (a Delaware Corporation) and distributed by NYLIFE Distributors LLC (Member FINRA/SIPC).

New York Life Insurance Company

New York Life Insurance and Annuity Corporation (NYLIAC) (A Delaware Corporation)

51 Madison Avenue, Room 551

New York, NY 10010

www.newyorklife.com

Printed on recycled paper

mainstayinvestments.com

NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302

New York Life Investment Management LLC is the investment manager to the MainStay VP Funds Trust

©2017 by NYLIFE Distributors LLC. All rights reserved.

You may obtain copies of the Prospectus and the Statement of Additional Information free of charge, upon request, by calling toll-free 800-598-2019 or writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

Not FDIC Insured	No Bank Guarantee	May Lose Value

1723507	MSVPSCC11-02/17 (NYLIAC) NI530

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer (“PEO”) and principal financial officer (“PFO”). A copy of the Code is filed herewith. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees has determined that the Registrant has one audit committee financial expert serving on its Audit Committee. The Audit Committee financial expert is Alan R. Latshaw. Mr. Latshaw is “independent” within the meaning of that term under the Investment Company Act of 1940.

Item 4.	Principal Accountant Fees and Services.

(a)	Audit Fees

The aggregate fees billed for the fiscal year ended December 31, 2016 for professional services rendered by PricewaterhouseCoopers LLP (“PwC”) for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,767,400.

The aggregate fees billed for the fiscal year ended December 31, 2015 for professional services rendered by PwC for the audit of the Registrant’s annual financial statements or services that are normally provided by PwC in connection with statutory and regulatory filings or engagements for that fiscal year were $1,340,450.

(b)	Audit-Related Fees

The aggregate fees billed for assurance and related services by PwC that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item were: (i) $0 for the fiscal year ended December 31, 2016, and (ii) $0 for the fiscal year ended December 31, 2015. These audit-related services include review of financial highlights for Registrant’s registration statements and issuance of consents to use the auditor’s reports.

(c)	Tax Fees

The aggregate fees billed for professional services rendered by PwC for tax compliance, tax advice, and tax planning were: (i) $0 during the fiscal year ended December 31, 2016, and (ii) $0 during the fiscal year ended December 31, 2015. These services primarily included preparation of federal, state and local income tax returns and excise tax returns, as well as services relating to excise tax distribution requirements.

(d)	All Other Fees

The aggregate fees billed for products and services provided by PwC, other than the services reported in paragraphs (a) through (c) of this Item were: (i) $0 during the fiscal year ended December 31, 2016, and (ii) $0 during the fiscal year ended December 31, 2015.

(e)	Pre-Approval Policies and Procedures

(1)	The Registrant’s Audit Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Committee may annually pre-approve a list of the types of services that may be provided to the Registrant or its Service Affiliates, or the Audit Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Committee, subject to the ratification by the full Audit Committee no later than its next scheduled meeting. To date, the Audit Committee has not delegated such authority.

(2)	With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Less than fifty percent of PwC’s engagement to audit the Registrant’s financial statements for the most recent fiscal year was attributable to work performed by persons other than PwC’s full-time, permanent employees.

(g)  All non-audit fees billed by PwC for services rendered to the Registrant for the fiscal years ended December 31, 2016 and December 31, 2015 are disclosed in 4(b)-(d) above.

The aggregate non-audit fees billed by PwC for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were approximately: (i) $5.6 million for the fiscal year ended December 31, 2016, and (ii) $5.3 million for the fiscal year ended December 31, 2015.

(h)  The Registrant’s Audit Committee has determined that the non-audit services rendered by PwC for the fiscal year ended December 31, 2016 to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of PwC during the relevant time period.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11.	Controls and Procedures.

(a)        Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)    Code of Ethics

(a)(2)    Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)        Certifications of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

MAINSTAY VP FUNDS TRUST

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	March 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stephen P. Fisher
Stephen P. Fisher President and Principal Executive Officer

Date:	March 7, 2017

By:	/s/ Jack R. Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	March 7, 2017

EXHIBIT INDEX

(a)(1)	Code of Ethics

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer as required by Section 906 of the Sarbanes-Oxley Act of 2002.